UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08764

PACE® Select Advisors Trust

(Exact name of registrant as specified in charter)

787 Seventh Avenue, New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Keith A. Weller, Esq.

UBS Asset Management

One North Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Copy to:

Stephen H. Bier, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036-6797

Registrant’s telephone number, including area code: 888-793-8637

Date of fiscal year end: July 31

Date of reporting period: January 31, 2024

Item 1. Reports to Stockholders.

(a)	Copy of the report transmitted to shareholders:

PACE® Select Advisors Trust

Semiannual Report | January 31, 2024

PACE Select Advisors Trust offers multiple share classes representing interests in 15 separate Portfolios. (UBS Government Money Market Investments Fund offers only one share class.) Different classes of shares and/or Portfolios are offered by separate prospectuses.

For more information on a portfolio or class of shares, contact your financial advisor. He or she can send you a current prospectus relating to a portfolio or class of shares. Investors should carefully read and consider a mutual fund's investment objectives, risks, charges, and expenses before investing. The prospectus contains this and other information about a mutual fund. For a current prospectus, contact UBS Asset Management (US) Inc. at 888-793 8637, or visit us on the Web at www.ubs.com/am-us.

Derivatives vary in complexity, involve risks which are different from, and may be greater than, the risks associated with investing in securities or other instruments. Please see the funds' prospectuses for more complete discussion of the risks associated with investing in derivatives.

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Introduction

March 4, 2024

Dear PACE Shareholder,

We are pleased to provide you with the semiannual report for the PACE portfolios (the "Portfolios"), comprising the PACE Select Advisors Trust. This report includes summaries of the performance of each Portfolio, as well as commentaries from the investment advisor and subadvisors regarding the events that affected Portfolio performance during the six-months ended January 31, 2024 (the "reporting period"). Please note that the opinions of the subadvisors do not necessarily represent those of UBS Asset Management (Americas) LLC.

The global economy continues to expand

Despite several headwinds, the global economy was resilient and continued to expand during the reporting period. In its January 2024 World Economic Outlook Update, the International Monetary Fund (the "IMF") modestly increased its growth projections versus its update in October 2023. This was due to "greater-than-expected resilience in the United States and several large emerging market and developing economies, as well as fiscal support in China." According to the IMF, 2024 GDP growth in the US is expected to be 2.1% (versus 2.5% in 2023), 0.9% in the eurozone (versus 0.5% in 2023), 0.6% in the UK (versus 0.5% in 2023), and 0.9% in Japan (versus 1.9% in 2023).

A significant factor impacting the global economy and the financial markets was central bank monetary policy. In July 2023, the US Federal Reserve (the "Fed") raised interest rates to a range between 5.25% and 5.50%, a 22-year high. With inflation continuing to moderate, the Fed then remained on hold from September through December 2023. Then in December, the Fed "pivoted," as it indicated the likely end to rate hikes and penciled in three rate cuts in 2023. However, at its meeting in January 2024 the Fed held rates steady, saying it does "...not expect it will be appropriate to reduce the target range until it has gained greater confidence that inflation is moving sustainably toward 2 percent." The European Central Bank (ECB) and the Bank of England (BoE) also appeared to pivot and indicated that rates cuts were possible in 2024. One outlier was the Bank of Japan, as it maintained its accommodative monetary stance.

Global equities generally rally

Global equities produced weak results over the first three months of the reporting period, as investors were concerned that interest rates would remain "higher for longer" and potentially drag the economy into a recession. Equities than ended on a positive note, as they rallied over the last three months of the reporting period. Central bank pivots were a major factor in the market's turnaround. Signs that the Fed may orchestrate a "soft landing" for the economy also supported the market. For the six-months ended January 31, 2024, the S&P 500 Index1 returned 6.43%. Outside the US, international developed equities, as measured by the MSCI EAFE Index (net),2 gained 3.15%. One outlier was weakness from emerging market equities, as they returned -6.00% during the period, as measured by the MSCI Emerging Markets Index (net)3.

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

The overall fixed income market edges higher

As was the case with equities, the overall global fixed income market was initially weak and then rallied. Central bank pivots were again the driver of the fixed income market's reversal of fortune. In the US, the yield on the 10-year Treasury briefly breached 5% in October 2023—the first time in 16 years—and then fell sharply, ending the reporting period at 3.99%. For the six-month reporting period, the overall US bond market, as measured by the Bloomberg US Aggregate Index,4 returned 3.15%. Riskier fixed income securities generated even better results. High yield bonds, as measured by the ICE BofAML US High Yield Index,5 gained 6.14%. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),6 rose 3.48% during the reporting period.

Sincerely,

Mark E. Carver
President, PACE Select Advisors Trust
Executive Director, UBS Asset Management (Americas) LLC

This report is intended to assist investors in understanding how the Portfolios performed during the six-month period ended January 31, 2024. The views expressed in the Advisor's and Subadvisors' comments sections are as of the end of the reporting period, reflect performance results gross of fees and expenses, and are those of the investment advisor and subadvisors. Subadvisors' comments on Portfolios that have more than one subadvisor are reflective of their portion of the Portfolio only. The views and opinions in this report were current as of March 4, 2024. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the investment advisor and subadvisors reserve the right to change their views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Portfolio's future investment intent.

4  The Bloomberg US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The ICE BofAML US High Yield Index is an unmanaged index that tracks the performance of US dollar denominated, below investment-grade rated corporate debt publicly issued in the US domestic market.

6  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS Government Money Market Investments Fund

Performance (unaudited)

The seven-day current yield for UBS Government Money Market Investments Fund (the "Fund" or "Portfolio") as of January 31, 2024 was 5.25% (after fee waivers/expense reimbursements).1 For more information on the Fund's performance, refer to "Yields and characteristics at a glance" on page 6. Please remember that the PACE program fee is assessed outside the Portfolio at the PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share. For a detailed commentary on the market environment in general during the period, please refer to page 3.

Advisor's Comments (unaudited)

We tactically adjusted the Fund's weighted average maturity ("WAM") throughout the six-month review period (Weighted average maturity is the average time until a portfolio's securities mature, weighted in proportion to the amount invested in the portfolio). When the reporting period began, the portfolio had a WAM of eight days. This was 43 days at the end of the reporting period.

A number of adjustments were made to the Fund's sector and issuer positioning during the six-month period. We increased the portfolio's exposure to US Treasury obligations. In contrast, we reduced its allocation to repurchase agreements and, to a lesser extent, US government agency obligations. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

PACE Select Advisors Trust – UBS Government Money Market Investments Fund

Investment Advisor:

UBS Asset Management (Americas) LLC

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental issuers and in related repurchase agreements. Security selection is based on the assessment of relative values and changes in market and economic conditions.

UBS Government Money Market Investments Fund

Yields and characteristics at a glance—January 31, 2024 (unaudited)

As a percentage of net assets as of January 31, 2024

Yields and characteristics
Seven-day current yield after fee waivers and/or expense reimbursements[1]	5.25%
Seven-day effective yield after fee waivers and/or expense reimbursements[1]	5.38
Seven-day current yield before fee waivers and/or expense reimbursements[1]	5.12
Seven-day effective yield before fee waivers and/or expense reimbursements[1]	5.25
Weighted average maturity[2]	43 days
Portfolio composition
U.S. Treasury obligations	56.5%
Repurchase agreements	36.3
U.S. government agency obligations	10.5
Liabilities in excess of other assets	(3.3)
Total	100.0%

You could lose money by investing in UBS Government Money Market Investments Fund. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, the portfolio cannot guarantee it will do so. An investment in UBS Government Money Market Investments Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. UBS Government Money Market Investments Fund's sponsor has no legal obligation to provide financial support to UBS Government Money Market Investments Fund at any time.

Not FDIC insured. May lose value. No bank guarantee.

1  Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

2  The portfolio is actively managed and its composition will vary over time.

3  Weightings represent percentages of the Fund's net assets as of the date indicated. The portfolio is actively managed and its composition will vary over time.

UBS Government Money Market Investments Fund

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount	Value
U.S. government agency obligations—10.5%
Federal Farm Credit Banks Funding Corp. Secured Overnight Financing Rate + 0.050%, 5.360%, due 05/09/24[1]	$1,000,000	$1,000,000
Secured Overnight Financing Rate + 0.090%, 5.400%, due 08/26/24[1]	2,000,000	2,000,000
Secured Overnight Financing Rate + 0.100%, 5.410%, due 08/08/24[1]	500,000	500,000
Secured Overnight Financing Rate + 0.100%, 5.410%, due 08/26/24[1]	2,000,000	2,000,000
Secured Overnight Financing Rate + 0.105%, 5.415%, due 10/04/24[1]	1,500,000	1,500,000
Secured Overnight Financing Rate + 0.105%, 5.415%, due 11/22/24[1]	13,000,000	13,000,000
Secured Overnight Financing Rate + 0.120%, 5.430%, due 05/01/25[1]	65,500,000	65,500,000
Secured Overnight Financing Rate + 0.125%, 5.435%, due 10/03/24[1]	7,000,000	7,000,000
Secured Overnight Financing Rate + 0.130%, 5.440%, due 02/28/25[1]	8,000,000	8,000,000
Secured Overnight Financing Rate + 0.130%, 5.440%, due 03/10/25[1]	8,500,000	8,500,000
Secured Overnight Financing Rate + 0.135%, 5.445%, due 09/05/24[1]	7,500,000	7,500,000
Secured Overnight Financing Rate + 0.140%, 5.450%, due 10/10/24[1]	7,500,000	7,500,162
Secured Overnight Financing Rate + 0.150%, 5.460%, due 01/03/25[1]	4,000,000	4,000,000
Secured Overnight Financing Rate + 0.150%, 5.460%, due 02/14/25[1]	7,500,000	7,500,000
Secured Overnight Financing Rate + 0.155%, 5.465%, due 05/02/25[1]	10,000,000	10,000,000
Secured Overnight Financing Rate + 0.155%, 5.465%, due 08/18/25[1]	12,000,000	12,000,000
Secured Overnight Financing Rate + 0.160%, 5.470%, due 01/30/25[1]	2,000,000	2,000,000
Secured Overnight Financing Rate + 0.160%, 5.470%, due 05/15/25[1]	6,000,000	6,000,000
Secured Overnight Financing Rate + 0.160%, 5.470%, due 07/07/25[1]	12,000,000	12,000,000
Secured Overnight Financing Rate + 0.160%, 5.470%, due 08/04/25[1]	4,000,000	4,000,000
Secured Overnight Financing Rate + 0.160%, 5.470%, due 10/17/25[1]	10,000,000	10,000,000
Secured Overnight Financing Rate + 0.165%, 5.475%, due 02/06/25[1]	5,000,000	5,000,000
Secured Overnight Financing Rate + 0.170%, 5.480%, due 01/23/25[1]	3,000,000	3,000,000
Secured Overnight Financing Rate + 0.180%, 5.490%, due 01/17/25[1]	3,500,000	3,500,000
Secured Overnight Financing Rate + 0.200%, 5.510%, due 12/05/24[1]	4,000,000	4,000,000
Federal Home Loan Banks Secured Overnight Financing Rate + 0.055%, 5.365%, due 05/03/24[1]	10,500,000	10,500,000
Secured Overnight Financing Rate + 0.100%, 5.410%, due 03/28/24[1]	14,000,000	14,000,000
	Face amount	Value
U.S. government agency obligations—(concluded)
Secured Overnight Financing Rate + 0.100%, 5.410%, due 10/28/24[1]	$13,000,000	$13,000,000
Secured Overnight Financing Rate + 0.115%, 5.425%, due 01/17/25[1]	13,000,000	13,000,000
Secured Overnight Financing Rate + 0.125%, 5.435%, due 03/03/25[1]	12,000,000	12,000,000
Secured Overnight Financing Rate + 0.155%, 5.465%, due 08/22/25[1]	12,000,000	12,000,000
Secured Overnight Financing Rate + 0.160%, 5.470%, due 07/03/25[1]	12,000,000	12,000,000
Secured Overnight Financing Rate + 0.160%, 5.470%, due 08/08/25[1]	10,000,000	10,000,000
Total U.S. government agency obligations (cost—$303,500,162)		303,500,162
U.S. Treasury obligations—56.5%
U.S. Treasury Bills 5.174% due 07/18/24[2]	30,000,000	29,303,500
5.195% due 08/01/24[2]	30,000,000	29,243,942
5.222% due 07/25/24[2]	30,000,000	29,267,917
5.250% due 07/05/24[2]	29,000,000	28,370,076
5.286% due 06/27/24[2]	28,000,000	27,419,187
5.312% due 06/04/24[2]	30,000,000	29,489,292
5.340% due 06/20/24[2]	29,000,000	28,421,450
5.343% due 05/14/24[2]	30,000,000	29,555,383
5.349% due 05/21/24[2]	30,000,000	29,524,708
5.349% due 05/28/24[2]	30,000,000	29,494,462
5.353% due 05/02/24[2]	30,000,000	29,604,908
5.364% due 05/07/24[2]	29,000,000	28,597,867
5.369% due 04/18/24[2]	30,000,000	29,664,729
5.369% due 04/25/24[2]	30,000,000	29,634,250
5.379% due 04/11/24[2]	44,000,000	43,552,117
5.385% due 04/23/24[2]	28,000,000	27,667,080
5.389% due 04/04/24[2]	11,000,000	10,899,034
5.395% due 03/07/24[2]	28,000,000	27,857,083
5.404% due 06/06/24[2]	28,000,000	27,491,380
5.404% due 06/13/24[2]	29,000,000	28,443,949
5.405% due 03/14/24[2]	29,000,000	28,822,037
5.405% due 03/21/24[2]	29,000,000	28,792,376
5.405% due 03/28/24[2]	28,000,000	27,770,898
5.406% due 04/02/24[2]	43,000,000	42,618,208
5.406% due 04/09/24[2]	29,000,000	28,712,964
5.415% due 02/22/24[2]	42,000,000	41,870,885
5.417% due 04/16/24[2]	29,000,000	28,682,813
5.422% due 03/19/24[2]	42,000,000	41,711,851
5.426% due 02/29/24[2]	43,000,000	42,823,413
5.427% due 03/26/24[2]	43,000,000	42,660,730
5.431% due 02/08/24[2]	28,000,000	27,971,226
5.431% due 02/15/24[2]	28,000,000	27,942,452
5.446% due 05/23/24[2]	42,000,000	41,316,613
5.454% due 03/12/24[2]	28,000,000	27,835,578
5.457% due 05/30/24[2]	43,000,000	42,255,192
5.473% due 02/01/24[2]	27,000,000	27,000,000
5.479% due 05/09/24[2]	28,000,000	27,599,071
5.489% due 05/16/24[2]	41,000,000	40,369,796
5.512% due 03/05/24[2]	28,000,000	27,862,940

UBS Government Money Market Investments Fund

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount	Value
U.S. Treasury obligations—(concluded)
5.522% due 02/06/24[2]	$27,000,000	$26,979,938
5.522% due 03/07/24[2]	26,000,000	25,866,028
5.522% due 03/14/24[2]	26,000,000	25,839,233
5.522% due 03/21/24[2]	26,000,000	25,812,439
5.527% due 02/13/24[2]	27,000,000	26,951,805
5.527% due 02/20/24[2]	27,000,000	26,923,691
5.538% due 03/28/24[2]	27,000,000	26,776,770
5.543% due 04/11/24[2]	27,000,000	26,720,700
5.543% due 05/02/24[2]	27,000,000	26,636,910
5.559% due 04/18/24[2]	14,000,000	13,840,246
U.S. Treasury Floating Rate Notes 3 mo.Treasury money market yield + 0.037%, 5.332% due 07/31/24[1]	15,000,000	14,993,069
3 mo. Treasury money market yield + 0.140%, 5.435% due 10/31/24[1]	39,000,000	38,987,204
3 mo. Treasury money market yield + 0.200%, 5.495% due 01/31/25[1]	29,000,000	29,005,916
3 mo. Treasury money market yield + 0.245%, 5.540% due 01/31/26[1]	44,000,000	44,000,000
U.S. Treasury Notes 0.625% due 10/15/24	14,000,000	13,579,737
0.750% due 11/15/24	7,000,000	6,765,148
1.500% due 10/31/24	14,000,000	13,641,595
1.500% due 11/30/24	7,000,000	6,794,275
Total U.S. Treasury obligations (cost—$1,638,236,061)		1,638,236,061
	Face amount	Value
Repurchase agreements—36.3%
Repurchase agreement dated 01/31/24 with Goldman Sachs & Co., 5.280% due 02/01/24, collateralized by $38,235,900 U.S. Treasury Inflation Index Bonds, 1.125% due 01/15/33, $198,659,300 U.S. Treasury Bond Principal Strips, zero coupon due 08/15/52; (value—$96,900,000); proceeds: $95,013,933	$95,000,000	$95,000,000
Repurchase agreement dated 01/31/24 with Fixed Income Clearing Corp., 5.320% due 02/01/24, collateralized by $1,016,822,700 U.S. Treasury Notes, 1.125% to 4.625% due 10/31/26 to 11/30/26, $9,865,700 U.S. Treasury Inflation Index Bonds, 0.125% due 10/15/26; (value—$977,535,474); proceeds: $958,509,625	958,368,000	958,368,000
Total repurchase agreements (cost—$1,053,368,000)		1,053,368,000
Total investments (cost—$2,995,104,223 which approximates cost for federal income tax purposes)—103.3%		2,995,104,223
Liabilities in excess of other assets—(3.3)%		(94,311,188)
Net assets—100.0%		$2,900,793,035

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2024 in valuing the Fund's investments. In the event a Fund's holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
U.S. government agency obligations	$—	$303,500,162	$—	$303,500,162
U.S. Treasury obligations	—	1,638,236,061	—	1,638,236,061
Repurchase agreements	—	1,053,368,000	—	1,053,368,000
Total	$—	$2,995,104,223	$—	$2,995,104,223

At January 31, 2024, there were no transfers in or out of Level 3.

Portfolio footnotes

1  Floating or variable rate securities. The rates disclosed are as of January 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

2  Rates shown reflect yield at January 31, 2024.

See accompanying notes to financial statements.

PACE Mortgage-Backed Securities Fixed Income Investments

Performance (unaudited)

For the six-months ended January 31, 2024, the Portfolio's Class P shares returned 2.68% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg US Mortgage Backed Securities Index (the "benchmark") returned 2.72%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 11. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments (unaudited)2

The portfolio and its benchmark generated positive returns during the reporting period. Security selection within agency mortgage-backed securities (MBS) and exposure to agency collateralized mortgage obligations (CMOs) detracted from performance, while exposure to residential non-agency mortgage-backed securities, collateralized loan obligations (CLOs), and mortgage pool options contributed to returns. Its interest rate strategies were positive for performance due to an overweight to the 3-year and 5-year portions of the US yield curve, as Treasury yields fell over the period.

Overall, derivative usage was negative for performance during the period. The use of interest rate swaps to manage US interest rate exposure and yield curve positioning contributed to performance, while the use of US Treasury options and futures detracted from returns. Mortgage pool options, used to manage interest rate and volatility risk within the sector, were positive for performance. The use of money market futures as a duration and cash management tool contributed to performance.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Mortgage-Backed Securities Fixed
Income Investments

Investment Manager:

UBS Asset Management (Americas) LLC ("UBS AM")

Investment Subadvisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, David Kelly, Christopher Andersen, CFA, and Eileen Wong (since May 2023)

PIMCO: Daniel Hyman and Michael Cudzil

Objective:

Current income

Investment process:

The subadvisor utilizes a strategy that involves buying or selling specific bonds based on an analysis of their values relative to other similar bonds.

PACE Mortgage-Backed Securities Fixed Income Investments

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Mortgage-Backed Securities Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/24	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	2.45%	1.04%	(0.16)%	0.91%
Class Y2	2.68	1.30	0.09	1.16
Class P3	2.68	1.31	0.09	1.17
After deducting maximum sales charge
Class A1	(1.43)	(2.73)	(0.93)	0.52
Bloomberg U.S. Mortgage Backed Securities Index[4]	2.72	1.23	0.00	1.18

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 28, 2023 were as follows: Class A—1.13% and 0.97%; Class Y— 0.95% and 0.72%; and Class P— 0.94% and 0.72%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) LLC ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2024 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—0.97%; Class Y—0.72%; and Class P—0.72%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg US Mortgage-Backed Securities Index is an unmanaged index which primarily covers the mortgage-backed passthrough securities issued by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formally known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of January 31, 2024

Characteristics
Weighted average duration	5.65 yrs.
Weighted average maturity	8.91 yrs.
Average coupon	3.13%
Top ten fixed income holdings (longholdings)
Uniform Mortgage-Backed Security, TBA, 6.500%	19.2%
Uniform Mortgage-Backed Security, TBA, 2.000%	14.4
Uniform Mortgage-Backed Security, TBA, 2.000%	13.7
Government National Mortgage Association, TBA, 3.000%	10.1
Uniform Mortgage-Backed Security, TBA, 5.500%	6.6
Government National Mortgage Association, TBA, 4.500%	5.0
Uniform Mortgage-Backed Security, TBA, 2.500%	4.8
Uniform Mortgage-Backed Security, TBA, 6.500%	4.8
Government National Mortgage Association, TBA, 2.000%	3.3
Uniform Mortgage-Backed Security, TBA, 4.500%	3.0
Total	84.9%
Asset allocation
U.S. government agency obligations	197.6%
Mortgage-backed securities	15.6
Asset-backed securities	9.0
U.S. Treasury obligations	4.9
Short-term U.S. Treasury obligations	1.3
Short-term investments	0.7
Options and Swaptions Purchased	0.3
Investments Sold Short	(67.1)
Cash equivalents and liabilities in excess of other assets	(62.3)
Total	100.0%

1  The portfolio is actively managed and its composition will vary over time.

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount	Value
Asset-backed securities—9.0%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-R1, Class M4, 1 mo. USD Term SOFR + 1.224%, 6.560%, due 03/25/35[1]	$172,913	$168,404
Amortizing Residential Collateral Trust, Series 2004-1, Class A5, 1 mo. USD Term SOFR + 1.114%, 6.450%, due 10/25/34[1]	80,263	78,783
Anchorage Capital CLO Ltd., Series 2024-28A, Class A, 3 mo. USD Term SOFR + 1.700%, 1.000%, due 04/20/37[1,2]	500,000	500,000
Bear Stearns Asset-Backed Securities Trust, Series 2004-2, Class M1, 1 mo. USD Term SOFR + 1.314%, 6.650%, due 08/25/34[1]	1,473,355	1,472,818
Chase Funding Trust, Series 2002-3, Class 2A1, 1 mo. USD Term SOFR + 0.754%, 6.090%, due 08/25/32[1]	118,927	113,706
Series 2002-4, Class 2A1, 1 mo. USD Term SOFR + 0.854%, 6.190%, due 10/25/32[1]	5,443	5,301
Countrywide Asset-Backed Certificates, Series 2004-2, Class 3A4, 1 mo. USD Term SOFR + 0.614%, 5.950%, due 07/25/34[1]	60,542	58,577
Countrywide Asset-Backed Certificates Trust, Series 2004-4, Class M1, 1 mo. USD Term SOFR + 0.834%, 6.170%, due 07/25/34[1]	26,514	26,385
Series 2004-6, Class M1, 1 mo. USD Term SOFR + 1.014%, 6.350%, due 10/25/34[1]	57,993	56,609
Dryden Senior Loan Fund, Series 2017-47A, Class A1R, 3 mo. USD Term SOFR + 1.242%, 6.556%, due 04/15/28[1,2]	851,590	852,071
EMC Mortgage Loan Trust, Series 2003-A, Class A2, 1 mo. USD Term SOFR + 1.614%, 6.950%, due 08/25/40[1,2]	45,190	44,390
EquiFirst Loan Securitization Trust, Series 2007-1, Class A1, 1 mo. USD Term SOFR + 0.284%, 5.620%, due 04/25/37[1,2]	1,118,779	1,012,832
Gallatin CLO VIII Ltd., Series 2017-1A, Class A1R, 3 mo. USD Term SOFR + 1.352%, 6.666%, due 07/15/31[1,2]	1,337,583	1,338,253
Generate CLO 3 Ltd., Series 3-3A, Class A2R, 3 mo. USD Term SOFR + 1.830%, 7.135%, due 10/20/36[1,2]	700,000	700,841
	Face amount	Value
Asset-backed securities—(continued)
KGS-Alpha SBA COOF Trust, Series 2012-5, Class A, 1.077%, due 04/25/38[1,2,3,4]	$5,563,235	$118,413
KKR CLO Ltd., Series 28A, Class AR, 3 mo. USD Term SOFR + 1.440%, 1.000%, due 02/09/35[1,2]	500,000	500,000
KKR CLO Trust, Series 39A, Class A, 3 mo. USD Term SOFR + 1.452%, 6.766%, due 10/15/34[1,2]	250,000	250,120
Marathon CLO Ltd., Series 2019-2A, Class A1AR, 3 mo. USD Term SOFR + 1.380%, 6.698%, due 01/20/33[1,2]	400,000	400,000
Option One Mortgage Loan Trust, Series 2007-4, Class 2A2, 1 mo. USD Term SOFR + 0.294%, 5.630%, due 04/25/37[1]	46,234	25,732
Palmer Square CLO Ltd., Series 2022-1A, Class A, 3 mo. USD Term SOFR + 1.320%, 6.638%, due 04/20/35[1,2]	150,000	150,020
PRET LLC, Series 2021-RN2, Class A1, 1.744%, due 07/25/51[1,2]	3,627,085	3,503,141
Series 2022-RN1, Class A1, 3.721%, due 07/25/51[1,2]	1,259,346	1,220,171
Renaissance Home Equity Loan Trust, Series 2003-2, Class A, 1 mo. USD Term SOFR + 0.994%, 4.016%, due 08/25/33[1]	105,594	95,626
Residential Asset Securities Corporation Trust, Series 2005-KS11, Class M2, 1 mo. USD Term SOFR + 0.744%, 6.080%, due 12/25/35[1]	39,764	39,511
Saxon Asset Securities Trust, Series 2005-3, Class M3, 1 mo. USD Term SOFR + 0.864%, 1.617%, due 11/25/35[1]	562,638	543,506
Soundview Home Loan Trust, Series 2007-OPT1, Class 1A1, 1 mo. USD Term SOFR + 0.314%, 5.650%, due 06/25/37[1]	544,847	377,673
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-EQ1A, Class A1, 1 mo. USD Term SOFR + 0.249%, 5.585%, due 07/25/36[1,2]	23,942	23,774
Structured Asset Securities Corp. Trust, Series 2005-AR1, Class M2, 1 mo. USD Term SOFR + 0.804%, 6.140%, due 09/25/35[1]	825,392	770,743
Sycamore Tree CLO Ltd., Series 2023-2A, Class AR, 3 mo. USD Term SOFR + 1.680%, 7.000%, due 01/20/37[1,2]	400,000	400,000

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount	Value
Asset-backed securities—(concluded)
TCW CLO Ltd., Series 2024-1A, Class A1, 3 mo. USD Term SOFR + 1.600%, 1.000%, due 01/16/37[1,2]	$500,000	$500,000
Trinitas CLO XII Ltd., Series 2020-12A, Class A1R, 3 mo. USD Term SOFR + 1.370%, 6.683%, due 04/25/33[1,2]	500,000	500,000
Venture 33 CLO Ltd., Series 2018-33A, Class A1LR, 3 mo. USD Term SOFR + 1.322%, 6.636%, due 07/15/31[1,2]	489,797	489,836
Venture 36 CLO Ltd., Series 2019-36A, Class A1AR, 3 mo. USD Term SOFR + 1.392%, 6.709%, due 04/20/32[1,2]	800,000	801,063
Vibrant CLO VI Ltd., Series 2017-6A, Class AR, 3 mo. USD Term SOFR + 1.212%, 6.582%, due 06/20/29[1,2]	287,614	287,603
Total asset-backed securities (cost—$17,463,510)		17,425,902
Mortgage-backed securities—15.6%
Adjustable Rate Mortgage Trust, Series 2005-8, Class 3A21, 4.526%, due 11/25/35[1]	263,260	182,080
BCAP LLC Trust, Series 2010-RR1, Class 1A4, 3.840%, due 03/26/37[1,2]	49,921	39,005
Series 2013-RR1, Class 3A4, 6.000%, due 10/26/37[1,2]	131,157	92,468
Bear Stearns ARM Trust, Series 2002-11, Class 1A2, 3.250%, due 02/25/33[1]	1,211	888
Series 2004-2, Class 12A2, 3.773%, due 05/25/34[1]	19,683	17,710
Bear Stearns Asset-Backed Securities I Trust, Series 2004-AC3, Class A2, 5.500%, due 06/25/34[1]	308,442	300,239
Bear Stearns Asset-Backed Securities Trust, Series 2003-AC5, Class A1, 5.750%, due 10/25/33[1]	135,211	141,611
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2004-1A, Class A1, 1 mo. USD Term SOFR + 0.394%, 5.730%, due 01/25/35[1,2]	9,640	8,992
CHL Mortgage Pass-Through Trust, Series 2003-HYB1, Class 1A1, 4.101%, due 05/19/33[1]	2,763	2,471
Series 2007-15, Class 2A2, 6.500%, due 09/25/37	24,183	8,730
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series KJ45, Class A2, 4.660%, due 01/25/31	600,000	598,011
	Face amount	Value
Mortgage-backed securities—(continued)
Federal Home Loan Mortgage Corp. REMICS, Series 2614, Class WO, 0.000%, due 05/15/33[5]	$329,871	$279,094
Series 4324, Class IO, 0.000%, due 08/15/36[1]	40,305	1,691
Series 3684, Class JI, 0.000%, due 11/15/36[1]	120,933	4,601
Series 4367, Class GS, 0.000%, due 03/15/37[1]	37,865	2,524
Series 3621, Class WI, 0.000%, due 05/15/37[1]	22,823	1,275
Series 3598, Class JI, 0.000%, due 10/15/37[1]	14,906	665
Series 3635, Class IB, 0.000%, due 10/15/37[1]	43,781	2,309
Series 4463, Class IO, 0.000%, due 02/15/38[1]	64,271	3,604
Series 4394, Class WI, 0.000%, due 08/15/41[1]	32,765	1,933
Series 4338, Class SB, 0.000%, due 10/15/41[1]	57,828	2,709
Series 4255, Class SN, (2.667)* 30 day USD SOFR Average + 11.961%, 0.000%, due 05/15/35[1]	297,969	278,742
Series 4263, Class SD, (2.667)* 30 day USD SOFR Average + 11.961%, 0.000%, due 11/15/43[1]	329,795	279,251
Series 4265, Class ES, (3.200)* 30 day USD SOFR Average + 13.394%, 0.000%, due 11/15/43[1]	828,981	702,603
Series 4839, Class UO, 0.010%, due 08/15/56[5]	421,076	290,814
Series 4836, Class PO, 0.010%, due 10/15/58[5]	735,865	532,555
Series 4438, Class WI, 0.012%, due 11/15/38[1]	107,399	6,115
Series 3962, Class KS, 0.110%, due 06/15/38[1]	95,030	6,966
Series 4076, Class SW, (1.000)* 30 day USD SOFR Average + 5.936%, 0.590%, due 07/15/42[1]	938,291	108,889
Series 4156, Class SA, (1.000)* 30 day USD SOFR Average + 6.086%, 0.740%, due 01/15/33[1]	616,265	42,835
Series 3339, Class LI, (1.000)* 30 day USD SOFR Average + 6.366%, 1.020%, due 07/15/37[1]	474,552	42,678
Series 5034, Class MI, 2.000%, due 11/25/50	668,720	82,010
Series 4182, Class YI, 2.500%, due 03/15/28	908,240	33,318
Series 2513, Class AS, (1.000)* 30 day USD SOFR Average + 7.886%, 2.540%, due 02/15/32[1]	113,519	11,824
Series 4037, Class PI, 3.000%, due 04/15/27	213,393	3,210

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount	Value
Mortgage-backed securities—(continued)
Series 4100, Class HI, 3.000%, due 08/15/27	$78,536	$2,725
Series 4182, Class QI, 3.000%, due 02/15/33	50,507	2,666
Series 4165, Class TI, 3.000%, due 12/15/42	515,964	34,045
Series 4457, Class DI, 4.000%, due 08/15/24	17,984	115
Series 4544, Class IP, 4.000%, due 01/15/46	959,609	148,481
Series 3442, Class MT, 30 day USD SOFR Average + 0.114%, 5.461%, due 07/15/34[1]	28,030	26,381
Series 3864, Class NT, (9.167)* 30 day USD SOFR Average + 59.451%, 5.500%, due 03/15/39[1]	204,941	205,374
Series 4945, Class F, 30 day USD SOFR Average + 0.614%, 5.643%, due 12/15/46[1]	116,675	114,382
Series 4832, Class FW, 30 day USD SOFR Average + 0.464%, 5.795%, due 04/15/38[1]	755,112	742,187
Series 2411, Class FJ, 30 day USD SOFR Average + 0.464%, 5.811%, due 12/15/29[1]	5,308	5,280
Series 3096, Class FL, 30 day USD SOFR Average + 0.514%, 5.861%, due 01/15/36[1]	52,064	51,235
Series 3114, Class PF, 30 day USD SOFR Average + 0.514%, 5.861%, due 02/15/36[1]	319,256	315,115
Series 3153, Class UF, 30 day USD SOFR Average + 0.544%, 5.891%, due 05/15/36[1]	79,950	79,298
Series 2400, Class FQ, 30 day USD SOFR Average + 0.614%, 5.961%, due 01/15/32[1]	16,464	16,451
Series 4068, Class UF, 30 day USD SOFR Average + 0.614%, 5.961%, due 06/15/42[1]	399,790	390,634
Series 4940, Class FE, 30 day USD SOFR Average + 0.664%, 6.009%, due 01/25/50[1]	250,688	244,437
Series 3667, Class FW, 30 day USD SOFR Average + 0.664%, 6.011%, due 02/15/38[1]	6,891	6,790
Series 3671, Class FQ, 30 day USD SOFR Average + 0.964%, 6.311%, due 12/15/36[1]	461,196	465,023
Series 1694, Class Z, 6.500%, due 03/15/24	205	205
Series 2136, Class GD, 7.000%, due 03/15/29	520	47
Series 2178, Class PI, 7.500%, due 08/15/29	3,519	424
Series 1775, Class Z, 8.500%, due 03/15/25	180	181
	Face amount	Value
Mortgage-backed securities—(continued)
Federal Home Loan Mortgage Corp. STRIPS, Series 386, Class C3, 2.500%, due 03/15/52	$447,817	$68,573
Series 389, Class C40, 2.500%, due 10/15/52	4,708,417	733,415
Series 303, Class C19, 3.500%, due 01/15/43	400,482	65,124
Series 345, Class C13, 3.500%, due 08/15/45	531,467	83,948
Series 330, Class F4, 30 day USD SOFR Average + 0.464%, 5.750%, due 10/15/37[1]	167,511	164,603
Series 326, Class F2, 30 day USD SOFR Average + 0.664%, 6.011%, due 03/15/44[1]	241,919	236,747
Federal Home Loan Mortgage Corp. Whole Loan Securities Trust, Series 2015-SC02, Class 1A, 3.000%, due 09/25/45	196,127	171,497
Series 2017-SC01, Class 1A, 3.000%, due 12/25/46	347,567	295,770
Series 2017-SC01, Class 2A, 3.500%, due 12/25/46	387,611	342,607
Federal National Mortgage Association Interest STRIPS, Series 419, Class C3, 3.000%, due 11/25/43	85,968	12,118
Series 413, Class 111, 4.000%, due 07/25/42[1]	423,063	61,380
Series 386, Class 14, 6.500%, due 04/25/38	30,846	8,624
Federal National Mortgage Association REMICS, Series 2014-43, Class BS, 0.000%, due 07/25/44[1]	190,825	6,341
Series 2014-42, Class SA, 0.000%, due 07/25/44[1]	113,848	3,371
Series 2014-45, Class SA, 0.000%, due 08/25/44[1]	90,773	3,784
Series 2014-92, Class SB, 0.000%, due 01/25/45[1]	110,453	4,834
Series 2015-10, Class SA, 0.000%, due 03/25/45[1]	218,313	9,350
Series 2015-50, Class SB, 0.000%, due 07/25/45[1]	574,588	22,147
Series 2015-64, Class KS, 0.000%, due 09/25/45[1]	127,050	6,851
Series 2016-17, Class CS, 0.000%, due 04/25/46[1]	82,603	3,074
Series 2016-76, Class CS, 0.000%, due 10/25/46[1]	39,738	1,352
Series 2020-70, Class IO, 0.000%, due 10/25/50[1]	10,303,788	573,283
Series 2012-77, Class IO, 0.000%, due 07/25/52[1]	108,708	4,154
Series 2014-47, Class BI, 0.000%, due 08/25/54[1]	181,390	7,196

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount	Value
Mortgage-backed securities—(continued)
Series 2015-19, Class AI, 0.000%, due 04/25/55[1]	$178,365	$6,803
Series 2015-58, Class AI, 0.000%, due 08/25/55[1]	103,811	4,130
Series 2012-111, Class HS, (0.833)* 30 day USD SOFR Average + 3.571%, 0.000%, due 10/25/42[1]	36,376	22,894
Series 2022-3, Class SD, (1.000)* 30 day USD SOFR Average + 2.550%, 0.000%, due 02/25/52[1]	3,867,789	34,601
Series 2015-73, Class ES, (2.333)* 30 day USD SOFR Average + 9.066%, 0.000%, due 10/25/45[1]	176,805	107,349
Series 2014-84, Class AI, (1.000)* 30 day USD SOFR Average + 6.036%, 0.200%, due 02/25/43[1]	246,458	1,649
Series 2019-62, Class SN, (1.000)* 30 day USD SOFR Average + 5.886%, 0.541%, due 11/25/49[1]	198,099	26,368
Series 2013-28, Class YS, (1.000)* 30 day USD SOFR Average + 6.036%, 0.691%, due 07/25/42[1]	339,651	41,478
Series 2013-34, Class PS, (1.000)* 30 day USD SOFR Average + 6.036%, 0.691%, due 08/25/42[1]	306,990	21,359
Series 2010-76, Class SA, (1.000)* 30 day USD SOFR Average + 6.386%, 1.041%, due 07/25/40[1]	398,474	33,544
Series 2021-3, Class TI, 2.500%, due 02/25/51	851,961	136,466
Series 2013-30, Class GI, 3.000%, due 01/25/43	621,221	51,238
Series 2013-45, Class IK, 3.000%, due 02/25/43	489,967	51,134
Series 2013-30, Class JI, 3.000%, due 04/25/43	247,861	31,184
Series 2013-116, Class IY, 3.000%, due 09/25/43	175,740	11,439
Series 2016-14, Class IO, 3.000%, due 03/25/46	347,575	44,168
Series 2016-20, Class EI, 3.000%, due 04/25/46	112,093	14,263
Series 2016-52, Class PI, 3.000%, due 04/25/46	276,070	32,018
Series 2016-64, Class IA, 3.000%, due 05/25/46	275,181	33,793
Series 2018-28, Class CA, 3.000%, due 05/25/48	229,173	205,194
Series 2020-54, Class WF, 30 day USD SOFR Average + 0.564%, 3.345%, due 08/25/50[1]	486,175	464,757
Series 2016-63, Class YI, 3.500%, due 04/25/46	50,099	3,692
Series 2015-47, Class GI, 4.000%, due 06/25/44	36,103	3,038
Series 2012-122, Class LI, 4.500%, due 07/25/41	249,005	18,313
	Face amount	Value
Mortgage-backed securities—(continued)
Series 2018-85, Class FE, 30 day USD SOFR Average + 0.414%, 5.759%, due 12/25/48[1]	$1,441,320	$1,403,587
Series 2007-67, Class FB, 30 day USD SOFR Average + 0.434%, 5.779%, due 07/25/37[1]	27,555	26,935
Series 2012-128, Class FK, 30 day USD SOFR Average + 0.464%, 5.809%, due 11/25/42[1]	118,268	114,597
Series 2002-60, Class F1, 30 day USD SOFR Average + 0.514%, 5.859%, due 06/25/32[1]	35,508	35,294
Series 2019-10, Class FA, 30 day USD SOFR Average + 0.514%, 5.859%, due 03/25/49[1]	2,271,155	2,219,553
Series 2012-90, Class FB, 30 day USD SOFR Average + 0.554%, 5.899%, due 08/25/42[1]	43,548	42,514
Series 2010-141, Class FA, 30 day USD SOFR Average + 0.614%, 5.959%, due 12/25/40[1]	115,953	113,518
Series 2009-33, Class FB, 30 day USD SOFR Average + 0.934%, 6.279%, due 03/25/37[1]	260,471	261,675
Series G94-6, Class PJ, 8.000%, due 05/17/24	7	7
Federal National Mortgage Association-Aces, Series 2020-M33, Class X2, 2.349%, due 01/25/31[1]	587,005	51,324
Series 2016-M11, Class AL, 2.944%, due 07/25/39	458,737	416,378
Fremont Home Loan Trust, Series 2004-A, Class M1, 1 mo. USD Term SOFR + 0.939%, 6.275%, due 01/25/34[1]	294,184	279,013
Government National Mortgage Association REMICS, Series 2015-166, Class SA, 0.000%, due 06/20/42[1]	142,830	4,031
Series 2015-180, Class SA, 0.000%, due 06/20/42[1]	154,597	4,491
Series 2015-127, Class AS, 0.000%, due 06/20/43[1]	141,934	4,324
Series 2016-138, Class WI, 0.000%, due 08/20/45[1]	131,290	3,198
Series 2016-180, Class WI, 0.000%, due 09/20/45[1]	243,475	6,044
Series 2017-15, Class WI, 0.000%, due 11/20/45[1]	149,167	3,905
Series 2017-57, Class WI, 0.000%, due 12/20/45[1]	65,891	1,969
Series 2015-126, Class GS, 1 mo. USD Term SOFR + 9.066%, 0.000%, due 09/20/45[1]	323,052	200,350
Series 2007-18, Class CO, 0.010%, due 03/20/35[5]	13,085	12,022

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount	Value
Mortgage-backed securities—(continued)
Series 2013-77, Class GI, 3.000%, due 02/20/43	$703,714	$63,288
Series 2017-H23, Class MA, 3.000%, due 11/20/67	618,818	589,136
Series 2014-158, Class IA, 3.500%, due 10/20/29	240,856	14,450
Series 2013-23, Class IP, 3.500%, due 08/20/42	582,132	67,558
Series 2015-165, Class IB, 3.500%, due 11/20/42	150,509	15,226
Series 2016-118, Class IE, 3.500%, due 09/20/46	29,878	5,026
Series 2013-H19, Class DF, 1 mo. USD Term SOFR + 0.764%, 6.110%, due 05/20/63[1]	194,253	193,096
Series 2015-H30, Class FA, 1 mo. USD Term SOFR + 0.794%, 6.140%, due 08/20/61[1]	3,466	3,433
Series 2015-H29, Class FJ, 1 mo. USD Term SOFR + 0.794%, 6.140%, due 11/20/65[1]	1,089,144	1,081,957
Series 2015-H29, Class FA, 1 mo. USD Term SOFR + 0.814%, 6.160%, due 10/20/65[1]	1,482	1,472
Series 2013-H23, Class TA, 1 mo. USD Term SOFR + 0.834%, 6.180%, due 09/20/63[1]	104,647	104,580
Series 2015-H27, Class FA, 1 mo. USD Term SOFR + 0.864%, 6.210%, due 09/20/65[1]	1,369,897	1,362,486
Series 2024-H01, Class FB, 30 day USD SOFR Average + 0.900%, 6.250%, due 01/20/74[1]	1,000,000	1,003,192
Series 2016-H14, Class FA, 1 mo. USD Term SOFR + 0.914%, 6.260%, due 06/20/66[1]	270,742	269,487
Series 2024-H02, Class FH, 30 day USD SOFR Average + 0.930%, 6.278%, due 01/20/74[1]	1,994,655	1,966,462
Series 2010-H01, Class FA, 1 mo. USD Term SOFR + 0.934%, 6.290%, due 01/20/60[1]	507,043	507,223
Series 2024-H02, Class FJ, 30 day USD SOFR Average + 1.000%, 6.348%, due 12/20/73[1]	1,498,048	1,487,430
Series 2013-H20, Class FB, 1 mo. USD Term SOFR + 1.114%, 6.460%, due 08/20/63[1]	135,704	136,188
GS Mortgage-Backed Securities Trust, Series 2022-MM1, Class A2, 2.500%, due 07/25/52[1,2]	1,560,087	1,266,595
GSR Mortgage Loan Trust, Series 2004-14, Class 2A1, 1 mo. USD Term SOFR + 0.444%, 5.780%, due 12/25/34[1]	1,547	1,504
	Face amount	Value
Mortgage-backed securities—(continued)
IndyMac INDX Mortgage Loan Trust, Series 2005-AR2, Class 2A1A, 1 mo. USD Term SOFR + 0.754%, 6.090%, due 02/25/35[1]	$163,166	$144,431
JP Morgan Alternative Loan Trust, Series 2008-R4, Class 2A1, 1 mo. USD Term SOFR + 0.614%, 5.970%, due 06/27/37[1,2]	428,459	294,969
JP Morgan Mortgage Trust, Series 2019-6, Class A11, 1 mo. USD Term SOFR + 1.014%, 6.350%, due 12/25/49[1,2]	399,577	383,144
Series 2019-INV2, Class A11, 1 mo. USD Term SOFR + 1.014%, 6.350%, due 02/25/50[1,2]	509,503	487,177
Merrill Lynch Mortgage Investors Trust, Series 2004-1, Class 2A2, 4.846%, due 12/25/34[1]	55,499	51,568
Series 2004-A, Class A1, 1 mo. USD Term SOFR + 0.574%, 5.910%, due 04/25/29[1]	11,072	10,226
Morgan Stanley Mortgage Loan Trust, Series 2004-11AR, Class 1A1, 1 mo. USD Term SOFR + 0.434%, 5.770%, due 01/25/35[1]	15,148	13,837
Morgan Stanley Re-REMICS Trust, Series 2010-R4, Class 4B, 1 mo. USD Term SOFR + 0.344%, 2.288%, due 02/26/37[1,2]	96,687	80,403
Mortgage Equity Conversion Asset Trust, Series 2007-FF3, Class A, 1 yr. CMT + 0.500%, 5.310%, due 05/25/42[1,2]	1,266,102	1,245,844
OBX Trust, Series 2022-INV2, Class A1, 3.000%, due 01/25/52[1,2]	547,033	466,004
Residential Asset Securitization Trust, Series 2006-A7CB, Class 1A1, 1 mo. USD Term SOFR + 0.614%, 5.950%, due 07/25/36[1]	199,848	131,270
Sequoia Mortgage Trust 11, Series 11, Class A, 1 mo. USD Term SOFR + 1.014%, 6.351%, due 12/20/32[1]	87,469	77,046
Sequoia Mortgage Trust 5, Series 5, Class A, 1 mo. USD Term SOFR + 0.814%, 6.149%, due 10/19/26[1]	21,039	20,307
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-4, Class 1A2, 1 mo. USD Term SOFR + 0.554%, 5.890%, due 05/25/37[1]	82,005	70,637
Structured Asset Mortgage Investments II Trust, Series 2006-AR3, Class 11A1, 1 mo. USD Term SOFR + 0.534%, 5.870%, due 04/25/36[1]	154,720	133,448

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount	Value
Mortgage-backed securities—(concluded)
Thornburg Mortgage Securities Trust, Series 2005-1, Class A3, 4.799%, due 04/25/45[1]	$19,509	$18,447
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR9, Class 2A, 5.884%, due 09/25/33[1]	29,998	26,940
Total mortgage-backed securities (cost—$34,365,885)		30,257,127
U.S. government agency obligations—197.6%
Federal Home Loan Mortgage Corp. 1.500%, due 04/01/37	899,225	784,241
2.000%, due 04/01/36	694,230	625,654
2.500%, due 01/01/31	66,284	62,836
2.500%, due 11/01/31	25,539	24,104
2.500%, due 07/01/32	46,215	43,332
2.500%, due 08/01/32	201,520	188,788
2.500%, due 09/01/32	265,955	248,964
2.500%, due 11/01/32	8,733	8,182
2.500%, due 12/01/32	244,868	228,940
2.500%, due 01/01/33	60,478	56,525
2.500%, due 12/01/50	1,062,968	895,481
2.500%, due 08/01/51	4,883,381	4,170,535
2.500%, due 09/01/51	830,665	707,140
2.500%, due 03/01/52	1,305,600	1,104,350
2.500%, due 04/01/52	96,487	81,557
3.000%, due 10/01/26	9,250	8,994
3.000%, due 11/01/26	56,649	55,129
3.000%, due 01/01/27	278,858	270,983
3.000%, due 02/01/32	90,635	86,434
3.000%, due 04/01/32	467,418	445,661
3.000%, due 05/01/32	315,861	301,023
3.000%, due 07/01/32	171,439	163,285
3.000%, due 10/01/32	178,298	169,634
3.000%, due 11/01/32	314,180	298,837
3.000%, due 01/01/33	681,460	646,785
3.000%, due 02/01/40	1,059,499	970,152
3.000%, due 06/01/42	1,495,291	1,346,953
3.000%, due 07/01/42	171,704	154,670
3.000%, due 08/01/42	61,942	55,797
3.000%, due 04/01/43	122,602	110,997
3.000%, due 05/01/43	69,219	62,629
3.000%, due 12/01/44	131,351	118,308
3.000%, due 08/01/46	134,594	118,979
3.000%, due 12/01/46	642,046	575,582
3.000%, due 06/01/50	525,277	468,923
3.000%, due 04/01/51	1,543,147	1,352,363
3.000%, due 06/01/51	781,590	684,960
3.000%, due 07/01/51	5,321,993	4,707,720
3.000%, due 10/01/51	153,553	136,085
3.000%, due 12/01/51	1,341,588	1,175,724
3.000%, due 02/01/52	431,983	378,570
3.000%, due 03/01/52	1,079,607	949,553
3.000%, due 04/01/52	2,800,302	2,458,745
3.050%, due 03/01/32	221,351	195,478
3.500%, due 09/01/32	187,047	180,784
3.500%, due 12/01/33	110,475	106,331
	Face amount	Value
U.S. government agency obligations—(continued)
3.500%, due 06/01/34	$64,870	$62,814
3.500%, due 07/01/34	26,714	25,867
3.500%, due 03/01/35	404,609	391,787
3.500%, due 04/01/35	209,122	201,832
3.500%, due 03/01/42	854	803
3.500%, due 07/01/43	659	620
3.500%, due 05/01/48	619,105	573,514
3.500%, due 02/01/50	259,218	238,497
3.500%, due 11/01/51	230,331	210,124
3.500%, due 01/01/52	200,764	183,128
3.500%, due 03/01/52	189,952	172,877
3.500%, due 04/01/52	1,149,497	1,046,168
3.500%, due 09/01/52	952,427	866,813
4.000%, due 01/01/37	141,616	137,305
4.000%, due 03/01/43	478,294	462,118
4.000%, due 07/01/43	81,067	78,325
4.000%, due 08/01/44	1,164,249	1,132,123
4.000%, due 11/01/47	125,919	120,680
4.000%, due 01/01/48	348,468	333,972
4.000%, due 02/01/48	17,162	16,448
4.000%, due 03/01/48	10,477	10,008
4.000%, due 04/01/48	26,566	25,376
4.000%, due 06/01/48	107,752	102,754
4.000%, due 10/01/48	1,566,906	1,502,003
4.000%, due 12/01/48	154,016	146,872
4.000%, due 04/01/49	537,528	515,422
4.500%, due 09/01/34	507,379	506,424
4.500%, due 01/01/36	10,093	10,072
4.500%, due 05/01/37	1,096	1,092
4.500%, due 05/01/38	26,951	26,851
4.500%, due 12/01/42	131,725	129,102
4.500%, due 01/01/43	159,266	156,095
4.500%, due 02/01/43	250,020	245,042
4.500%, due 06/01/43	386,187	377,136
4.500%, due 02/01/49	54,244	53,224
4.500%, due 06/01/50	317,669	308,614
4.500%, due 12/01/52	463,522	450,229
4.500%, due 03/01/53	501,176	486,290
4.500%, due 06/01/53	196,861	190,786
1 yr. CMT + 2.250%, 4.500%, due 07/01/24[1]	525	521
1 yr. CMT + 2.415%, 4.883%, due 11/01/25[1]	10,329	10,269
5.000%, due 10/01/25	4,902	4,866
5.000%, due 11/01/27	1,455	1,449
5.000%, due 09/01/33	60,331	61,235
5.000%, due 06/01/34	3,211	3,262
5.000%, due 04/01/35	25,059	25,455
5.000%, due 05/01/35	31,676	32,174
5.000%, due 07/01/35	55,044	55,905
5.000%, due 08/01/35	8,671	8,807
5.000%, due 10/01/35	7,888	8,012
5.000%, due 12/01/35	236	239
5.000%, due 07/01/38	117,699	119,585
5.000%, due 11/01/38	78,233	79,566
5.000%, due 06/01/39	18,219	18,488
5.000%, due 03/01/40	1,988	2,018

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount	Value
U.S. government agency obligations—(continued)
5.000%, due 07/01/40	$83,635	$84,902
5.000%, due 09/01/40	77,861	79,070
5.000%, due 11/01/40	25,107	25,487
5.000%, due 02/01/41	99,791	101,241
5.000%, due 03/01/41	17,698	17,955
5.000%, due 04/01/41	40,882	41,476
5.000%, due 05/01/41	28,213	28,624
5.000%, due 07/01/41	16,768	17,012
5.000%, due 08/01/44	18,104	18,413
5.000%, due 03/01/49	612,004	617,644
5.000%, due 02/01/53	558,815	554,626
5.000%, due 03/01/53	305,831	303,350
5.000%, due 05/01/53	754,543	748,418
5.000%, due 06/01/53	1,508,551	1,505,628
5.000%, due 08/01/53	405,344	402,041
1 yr. CMT + 2.282%, 5.170%, due 07/01/28[1]	27,654	27,621
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 yr. + 1.769%, 5.247%, due 10/01/39[1]	475,323	478,476
1 yr. CMT + 2.282%, 5.282%, due 06/01/28[1]	8,715	8,700
5.500%, due 02/01/32	522	535
5.500%, due 12/01/32	969	994
5.500%, due 02/01/33	23,774	24,436
5.500%, due 05/01/33	235	241
5.500%, due 06/01/33	90,963	93,493
5.500%, due 12/01/33	17,582	18,073
5.500%, due 12/01/34	14,954	15,453
5.500%, due 06/01/35	247,356	255,171
5.500%, due 07/01/35	1,951	2,006
5.500%, due 10/01/35	87,422	90,479
5.500%, due 12/01/35	32,262	33,394
5.500%, due 06/01/36	140,453	145,142
5.500%, due 12/01/36	208,083	215,251
5.500%, due 03/01/37	27,737	28,712
5.500%, due 07/01/37	43,228	44,749
5.500%, due 10/01/37	1,096	1,135
5.500%, due 04/01/38	40,746	42,149
5.500%, due 05/01/38	4,250	4,411
5.500%, due 12/01/38	663	688
5.500%, due 01/01/39	19,826	20,523
5.500%, due 09/01/39	62,177	64,369
5.500%, due 02/01/40	2,576	2,674
5.500%, due 03/01/40	2,380	2,470
5.500%, due 05/01/40	36,995	38,398
5.500%, due 03/01/41	38,229	39,680
1 yr. CMT + 2.219%, 5.531%, due 11/01/29[1]	26,733	26,688
1 yr. CMT + 2.150%, 5.589%, due 11/01/27[1]	19,692	19,611
1 yr. CMT + 2.415%, 5.881%, due 01/01/29[1]	11,720	11,693
1 yr. CMT + 2.444%, 5.954%, due 10/01/27[1]	16,524	16,511
6.000%, due 11/01/37	393,881	414,832
	Face amount	Value
U.S. government agency obligations—(continued)
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 yr. + 1.765%, 6.014%, due 11/01/36[1]	$158,682	$159,931
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 yr. + 1.861%, 6.062%, due 11/01/41[1]	462,006	468,594
1 yr. CMT + 2.504%, 6.163%, due 10/01/27[1]	8,798	8,756
1 yr. CMT + 2.250%, 6.260%, due 09/01/34[1]	233,117	237,301
1 yr. CMT + 2.137%, 6.262%, due 01/01/28[1]	3,589	3,573
6.500%, due 02/01/54	1,769,214	1,810,689
1 yr. CMT + 2.525%, 6.650%, due 12/01/29[1]	1,563	1,572
1 yr. CMT + 2.625%, 6.750%, due 01/01/30[1]	13,991	14,113
7.000%, due 08/01/25	11	11
Federal National Mortgage Association 1.500%, due 08/01/51	484,374	372,138
2.000%, due 05/01/28	74,713	70,857
2.000%, due 09/01/31	63,910	59,259
2.000%, due 11/01/31	257,269	238,968
2.000%, due 01/01/32	50,408	46,668
2.500%, due 06/01/28	46,640	44,854
2.500%, due 07/01/28	449,976	431,276
2.500%, due 08/01/28	144,566	138,523
2.500%, due 09/01/30	12,213	11,576
2.500%, due 11/01/30	18,061	17,093
2.500%, due 01/01/33	194,294	181,430
2.500%, due 11/01/50	413,906	348,705
2.500%, due 01/01/51	1,116,745	940,741
2.500%, due 02/01/51	511,728	433,058
2.500%, due 04/01/51	1,475,083	1,247,425
2.500%, due 09/01/51	1,674,988	1,422,457
2.500%, due 01/01/52	1,633,370	1,381,688
2.500%, due 03/01/52	741,134	627,749
2.500%, due 04/01/52	1,357,889	1,148,592
3.000%, due 10/01/26	12,857	12,495
3.000%, due 11/01/26	274,874	267,064
3.000%, due 12/01/26	23,477	22,803
3.000%, due 01/01/27	261,982	254,383
3.000%, due 02/01/27	50,577	49,074
3.000%, due 05/01/28	53,091	51,452
3.000%, due 02/01/30	64,548	62,273
3.000%, due 04/01/30	24,599	23,608
3.000%, due 05/01/30	30,933	29,670
3.000%, due 10/01/30	10,169	9,734
3.000%, due 04/01/31	699,077	671,662
3.000%, due 02/01/32	89,142	84,963
3.000%, due 03/01/32	86,743	82,627
3.000%, due 04/01/32	430,586	410,056
3.000%, due 05/01/32	129,156	122,956
3.000%, due 07/01/32	255,722	243,315
3.000%, due 08/01/32	110,600	105,156
3.000%, due 11/01/32	222,107	210,988
3.000%, due 01/01/38	262,015	242,763

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount	Value
U.S. government agency obligations—(continued)
3.000%, due 04/01/38	$248,646	$228,758
3.000%, due 05/01/42	178,674	160,787
3.000%, due 06/01/42	183,234	165,071
3.000%, due 07/01/42	358,311	322,765
3.000%, due 01/01/43	955,928	865,724
3.000%, due 04/01/43	291,836	263,809
3.000%, due 05/01/43	309,150	279,460
3.000%, due 06/01/43	40,598	36,699
3.000%, due 09/01/43	29,731	26,876
3.000%, due 11/01/46	1,140,241	1,030,515
3.000%, due 12/01/46	2,659,097	2,381,415
3.000%, due 02/01/47	214,516	193,915
3.000%, due 09/01/49	794,486	697,915
3.000%, due 11/01/49	223,524	199,190
3.000%, due 02/01/50	1,578,669	1,386,780
3.000%, due 03/01/50	3,538,635	3,145,786
3.000%, due 07/01/50	589,301	517,722
3.000%, due 12/01/50	463,937	407,316
3.000%, due 02/01/51	1,953,559	1,712,035
3.000%, due 04/01/51	3,318,444	2,908,176
3.000%, due 05/01/51	3,476,191	3,046,421
3.000%, due 08/01/51	437,014	382,518
3.000%, due 10/01/51	184,173	161,403
3.000%, due 11/01/51	235,919	206,752
3.000%, due 12/01/51	428,480	375,506
3.000%, due 02/01/52	120,926	106,699
3.000%, due 03/01/52	975,180	854,605
3.000%, due 04/01/52	4,117,140	3,607,731
3.000%, due 07/01/52	465,671	409,581
3.000%, due 02/01/57	564,093	493,180
3.000%, due 05/01/58	594,602	519,469
3.500%, due 11/01/25	35,317	34,666
3.500%, due 08/01/26	138,903	136,076
3.500%, due 06/01/28	83,721	81,922
3.500%, due 08/01/29	14,574	14,171
3.500%, due 09/01/32	363,010	355,095
3.500%, due 11/01/33	43,278	41,674
3.500%, due 02/01/34	67,143	64,622
3.500%, due 01/01/35	126,899	122,878
3.500%, due 02/01/35	125,029	121,066
3.500%, due 04/01/35	122,182	117,923
3.500%, due 05/01/35	762,454	736,910
3.500%, due 03/01/42	172,867	162,560
3.500%, due 04/01/42	11,674	10,958
3.500%, due 07/01/42	289	272
3.500%, due 09/01/42	61,198	57,549
3.500%, due 12/01/42	698,292	657,035
3.500%, due 03/01/43	429,693	404,663
3.500%, due 05/01/43	1,841	1,734
3.500%, due 07/01/43	2,486,124	2,333,434
3.500%, due 08/01/43	5,867,942	5,508,256
3.500%, due 01/01/44	82,882	77,940
3.500%, due 06/01/45	1,320,905	1,227,890
3.500%, due 08/01/45	21,094	19,609
3.500%, due 10/01/45	7,764	7,252
3.500%, due 09/01/46	539,037	504,914
3.500%, due 02/01/47	1,546,928	1,455,990
	Face amount	Value
U.S. government agency obligations—(continued)
3.500%, due 08/01/47	$146,117	$136,054
3.500%, due 09/01/47	195,450	182,763
3.500%, due 11/01/47	265,344	247,013
3.500%, due 12/01/47	258,745	240,924
3.500%, due 02/01/48	227,880	210,127
3.500%, due 03/01/48	838,184	773,731
3.500%, due 02/01/50	92,335	84,954
3.500%, due 03/01/50	4,019,725	3,674,995
3.500%, due 04/01/50	339,895	310,713
3.500%, due 02/01/52	476,262	433,466
3.500%, due 03/01/52	295,340	268,792
3.500%, due 08/01/52	1,673,542	1,523,106
3.500%, due 06/01/56	731,266	666,958
3.500%, due 01/01/57	660,788	600,291
3.500%, due 01/01/59	998,732	902,357
3.575%, due 02/01/26	500,000	488,056
1 yr. CMT + 2.098%, 3.837%, due 05/01/30[1]	11,218	11,104
4.000%, due 07/01/25	443	437
4.000%, due 09/01/25	363	358
4.000%, due 10/01/25	585	577
4.000%, due 11/01/25	1,482	1,459
4.000%, due 01/01/26	31,568	31,077
4.000%, due 02/01/26	64,011	62,972
4.000%, due 03/01/26	7,749	7,621
4.000%, due 04/01/26	151,700	149,264
4.000%, due 08/01/32	1,038	1,016
4.000%, due 06/01/33	37,287	36,383
4.000%, due 07/01/33	254,101	247,066
4.000%, due 08/01/33	755,183	739,726
4.000%, due 07/01/34	347,504	337,300
4.000%, due 07/01/35	696,904	677,184
4.000%, due 04/01/37	550,126	537,726
4.000%, due 03/01/38	415,656	406,394
4.000%, due 07/01/38	492,994	480,047
4.000%, due 08/01/38	222,235	216,679
4.000%, due 09/01/38	270,751	263,641
4.000%, due 05/01/39	50,251	48,826
4.000%, due 09/01/39	131,589	127,843
4.000%, due 09/01/40	917,378	889,831
4.000%, due 12/01/40	721,783	702,731
4.000%, due 11/01/41	279,229	271,640
4.000%, due 12/01/41	364,605	354,696
4.000%, due 07/01/42	1,557,393	1,514,898
4.000%, due 09/01/42	2,343,062	2,277,563
4.000%, due 10/01/42	1,875,690	1,823,256
4.000%, due 08/01/44	97,985	95,448
4.000%, due 12/01/44	4,938	4,761
4.000%, due 06/01/45	10,115	9,720
4.000%, due 08/01/45	830,468	798,064
4.000%, due 02/01/47	71,616	68,871
4.000%, due 03/01/47	30,056	28,782
4.000%, due 04/01/47	109,174	104,836
4.000%, due 05/01/47	198,688	190,741
4.000%, due 06/01/47	5,201	5,000
4.000%, due 11/01/47	23,566	22,558
4.000%, due 01/01/48	93,794	89,781

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount	Value
U.S. government agency obligations—(continued)
4.000%, due 02/01/48	$188,087	$179,184
4.000%, due 03/01/48	100,903	96,150
4.000%, due 12/01/48	228,694	217,694
4.000%, due 06/01/49	727,694	698,477
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 yr. + 1.790%, 4.276%, due 02/01/42[1]	62,796	63,706
4.490%, due 04/01/33	300,000	298,529
4.500%, due 06/01/29	6,982	6,961
4.500%, due 06/01/35	12,746	12,703
4.500%, due 12/01/38	138,025	138,045
4.500%, due 01/01/39	504	501
4.500%, due 02/01/39	57,012	56,788
4.500%, due 03/01/39	3,465	3,444
4.500%, due 06/01/39	22,401	22,266
4.500%, due 07/01/39	1,732	1,722
4.500%, due 08/01/39	59,742	59,825
4.500%, due 10/01/39	1,775	1,764
4.500%, due 12/01/39	134,493	133,683
4.500%, due 01/01/40	1,445	1,437
4.500%, due 02/01/40	1,436	1,428
4.500%, due 03/01/40	30,929	30,874
4.500%, due 08/01/40	23,301	23,260
4.500%, due 11/01/40	263,946	263,978
4.500%, due 07/01/41	164,098	163,244
4.500%, due 08/01/41	301,501	301,020
4.500%, due 01/01/42	803,148	801,722
4.500%, due 08/01/42	1,948	1,940
4.500%, due 09/01/42	99,707	97,636
4.500%, due 05/01/43	500,187	488,476
4.500%, due 06/01/43	1,118,868	1,092,647
4.500%, due 07/01/43	1,910,880	1,866,097
4.500%, due 09/01/43	129,324	128,897
4.500%, due 11/01/43	28,177	28,036
4.500%, due 07/01/44	117,360	116,390
4.500%, due 12/01/44	842	835
4.500%, due 09/01/48	151,086	148,245
4.500%, due 01/01/49	138,751	136,507
4.500%, due 07/01/52	2,964,401	2,864,014
4.500%, due 05/01/53	120,594	116,872
4.500%, due 07/01/53	176,565	171,117
4.500%, due 08/01/53	4,403,459	4,303,608
4.500%, due 04/01/59	686,863	668,615
1 yr. CMT + 2.132%, 4.637%, due 09/01/41[1]	93,475	95,386
4.700%, due 04/01/33	313,000	315,850
5.000%, due 03/01/25	1,244	1,234
5.000%, due 05/01/37	3,391	3,445
5.000%, due 09/01/37	7,178	7,292
5.000%, due 06/01/38	32,610	33,091
5.000%, due 06/01/48	92,868	93,373
5.000%, due 07/01/48	35,478	35,761
5.000%, due 03/01/49	28,077	28,162
5.000%, due 06/01/53	806,876	803,476
5.000%, due 08/01/53	88,283	87,564
1 yr. CMT + 2.285%, 5.214%, due 05/01/35[1]	65,018	66,092
	Face amount	Value
U.S. government agency obligations—(continued)
5.500%, due 11/01/32	$19,761	$20,258
5.500%, due 12/01/33	460	472
5.500%, due 04/01/34	10,731	11,076
5.500%, due 01/01/35	60,472	62,416
5.500%, due 05/01/37	67,558	69,853
5.500%, due 07/01/37	33,229	34,358
5.500%, due 06/01/38	54,315	56,308
5.500%, due 11/01/39	132,456	137,325
5.500%, due 07/01/40	158,040	163,840
5.500%, due 02/01/42	88,719	91,734
5.500%, due 08/01/53	494,118	498,639
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 yr. + 1.730%, 5.549%, due 05/01/38[1]	424,441	428,678
5.610%, due 10/01/28	883,000	912,724
1 yr. CMT + 2.241%, 5.615%, due 01/01/36[1]	143,144	145,799
1 yr. CMT + 2.235%, 5.947%, due 10/01/37[1]	676,341	691,289
6.000%, due 12/01/32	3,918	4,087
6.000%, due 02/01/33	7,132	7,439
6.000%, due 09/01/34	43,171	45,137
6.000%, due 05/01/35	9,689	10,140
6.000%, due 06/01/35	5,353	5,603
6.000%, due 07/01/35	17,759	18,584
6.000%, due 09/01/35	609	637
6.000%, due 01/01/36	9,301	9,734
6.000%, due 06/01/36	187	197
6.000%, due 09/01/36	14,738	15,467
6.000%, due 12/01/36	52,998	55,616
6.000%, due 03/01/37	3,846	4,045
6.000%, due 10/01/37	16,689	17,555
6.000%, due 11/01/38	137,430	144,579
6.000%, due 05/01/39	17,096	17,986
6.000%, due 11/01/40	188,647	198,411
6.000%, due 05/01/49	325,681	330,585
1 yr. CMT + 2.095%, 6.095%, due 09/01/26[1]	5	5
1 yr. MTA + 1.200%, 6.212%, due 03/01/44[1]	63,753	62,564
6.500%, due 10/01/36	186,256	197,995
6.500%, due 02/01/37	2,589	2,753
6.500%, due 07/01/37	26,219	27,917
6.500%, due 08/01/37	11,980	12,753
6.500%, due 09/01/37	20,638	21,974
6.500%, due 12/01/37	37,256	39,668
6.500%, due 05/01/40	391,664	418,362
6.500%, due 02/01/54	2,189,558	2,241,026
1 yr. CMT + 2.503%, 6.629%, due 12/01/27[1]	7,588	7,624
Government National Mortgage Association 2.500%, due 09/20/51	5,498,086	4,760,348
3.000%, due 11/15/42	29,614	27,026
3.000%, due 01/20/43	428,785	392,185
3.000%, due 02/15/43	382,425	349,003
3.000%, due 02/20/43	433,676	396,658
3.000%, due 05/15/43	363,258	331,394

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount	Value
U.S. government agency obligations—(continued)
3.000%, due 06/15/43	$120,480	$109,914
3.000%, due 07/15/43	22,757	20,761
3.000%, due 11/20/43	88,726	81,090
3.000%, due 01/15/45	260,206	237,165
3.000%, due 02/15/45	18,983	17,266
3.000%, due 07/15/45	363,618	330,724
3.000%, due 10/15/45	661,728	601,863
3.000%, due 09/20/47	448,002	407,078
3.000%, due 02/20/48	275,580	250,407
3.000%, due 04/20/50	1,639,348	1,475,265
3.000%, due 10/20/51	159,417	142,933
3.000%, due 02/20/53	929,444	835,266
3.500%, due 11/15/42	267,384	252,246
3.500%, due 03/15/45	116,985	109,583
3.500%, due 04/15/45	108,048	101,212
3.500%, due 04/20/45	3,524	3,305
3.500%, due 11/20/45	524,803	492,128
3.500%, due 12/20/45	210,088	197,007
3.500%, due 04/20/46	331,554	310,565
3.500%, due 05/20/46	354,101	330,392
3.500%, due 04/20/47	306,828	286,571
3.500%, due 07/20/47	2,227,860	2,085,434
3.500%, due 08/20/47	235,274	219,741
3.500%, due 09/20/47	88,309	82,479
3.500%, due 11/20/47	299,440	279,671
3.500%, due 12/20/47	82,109	76,688
3.500%, due 01/20/48	1,408,631	1,315,635
3.500%, due 02/20/48	1,147,426	1,071,674
3.500%, due 03/20/48	1,724,914	1,611,037
3.500%, due 09/20/48	484,489	452,504
3.500%, due 02/20/53	372,998	345,836
1 yr. CMT + 1.500%, 3.500%, due 10/20/30[1]	3,061	3,024
1 yr. CMT + 1.500%, 3.625%, due 01/20/25[1]	194	192
1 yr. CMT + 1.500%, 3.625%, due 02/20/25[1]	517	512
1 yr. CMT + 1.500%, 3.625%, due 03/20/25[1]	1,338	1,324
1 yr. CMT + 1.500%, 3.625%, due 08/20/25[1]	1,470	1,447
1 yr. CMT + 1.500%, 3.625%, due 09/20/25[1]	2,373	2,335
1 yr. CMT + 1.500%, 3.625%, due 03/20/26[1]	1,507	1,486
1 yr. CMT + 1.500%, 3.625%, due 08/20/26[1]	3,755	3,679
1 yr. CMT + 1.500%, 3.625%, due 01/20/27[1]	25,528	25,139
1 yr. CMT + 1.500%, 3.625%, due 02/20/27[1]	1,610	1,586
1 yr. CMT + 1.500%, 3.625%, due 07/20/27[1]	1,505	1,476
1 yr. CMT + 1.500%, 3.625%, due 01/20/28[1]	2,316	2,280
1 yr. CMT + 1.500%, 3.625%, due 02/20/28[1]	1,015	999
	Face amount	Value
U.S. government agency obligations—(continued)
1 yr. CMT + 1.500%, 3.625%, due 07/20/30[1]	$10,352	$10,178
3.750%, due 05/20/30	304,296	295,978
1 yr. CMT + 1.500%, 3.875%, due 04/20/24[1]	784	780
1 yr. CMT + 1.500%, 3.875%, due 04/20/26[1]	15,126	14,903
1 yr. CMT + 1.500%, 3.875%, due 06/20/26[1]	5,634	5,549
1 yr. CMT + 1.500%, 3.875%, due 04/20/27[1]	4,101	4,035
1 yr. CMT + 1.500%, 3.875%, due 04/20/30[1]	1,843	1,824
1 yr. CMT + 1.500%, 3.875%, due 05/20/30[1]	19,244	19,063
4.000%, due 12/20/40	116,636	112,228
4.000%, due 07/20/41	42,937	41,739
4.000%, due 12/15/41	626,266	609,136
4.000%, due 01/15/47	36,527	35,119
4.000%, due 02/15/47	176,492	169,688
4.000%, due 04/15/47	331,355	318,400
4.000%, due 05/15/47	57,402	55,158
4.000%, due 06/15/47	38,340	36,841
4.000%, due 07/15/47	55,252	53,092
4.000%, due 08/15/47	87,336	83,922
4.000%, due 12/15/47	18,977	18,235
4.000%, due 12/20/47	55,248	53,146
4.000%, due 01/20/48	141,862	136,462
4.000%, due 03/20/48	191,182	183,829
4.000%, due 04/20/48	419,529	403,123
4.000%, due 05/20/48	125,686	120,811
4.000%, due 06/20/48	145,115	139,579
4.000%, due 07/20/48	42,535	40,911
4.000%, due 07/15/49	31,430	30,223
1 yr. CMT + 1.500%, 4.000%, due 05/20/25[1]	429	424
1 yr. CMT + 1.500%, 4.000%, due 09/20/26[1]	419	412
1 yr. CMT + 1.500%, 4.000%, due 04/20/27[1]	800	788
1 yr. CMT + 1.500%, 4.000%, due 08/20/27[1]	5,149	5,059
1 yr. CMT + 1.500%, 4.000%, due 04/20/30[1]	1,662	1,640
1 yr. CMT + 1.500%, 4.000%, due 05/20/30[1]	75,299	74,723
1 yr. CMT + 1.500%, 4.000%, due 07/20/30[1]	4,038	3,997
1 yr. CMT + 1.500%, 4.000%, due 08/20/30[1]	18,254	18,021
4.500%, due 09/15/39	204,136	204,419
4.500%, due 06/15/40	101,298	101,440
4.500%, due 07/20/40	17,283	17,271
4.500%, due 08/20/40	12,497	12,488
4.500%, due 09/20/40	52,110	52,074
4.500%, due 10/20/40	14,140	14,130
4.500%, due 01/20/41	67,063	67,016

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount	Value
U.S. government agency obligations—(continued)
4.500%, due 02/20/41	$16,341	$16,336
4.500%, due 03/20/41	100,654	100,615
4.500%, due 04/20/41	13,289	13,285
4.500%, due 06/20/41	114,506	114,468
4.500%, due 07/20/41	29,652	29,642
4.500%, due 09/20/41	2,949	2,948
4.500%, due 12/20/41	26,519	26,510
4.500%, due 05/20/43	6,247	6,243
4.500%, due 07/20/43	4,166	4,164
4.500%, due 10/20/44	54,081	53,218
4.500%, due 08/20/45	70,399	69,824
4.500%, due 12/15/45	9,273	9,170
4.500%, due 08/15/46	7,858	7,759
4.500%, due 09/15/46	137,369	135,635
4.500%, due 10/15/46	174,053	171,856
4.500%, due 01/15/47	248,613	245,474
4.500%, due 04/20/48	19,939	19,693
4.500%, due 05/20/48	55,904	55,213
4.500%, due 06/20/48	137,968	136,256
4.500%, due 10/20/48	167,289	163,516
4.500%, due 01/20/49	133,439	131,782
4.500%, due 02/20/49	231,771	228,894
1 yr. CMT + 1.500%, 4.500%, due 05/20/25[1]	1,972	1,955
1 yr. CMT + 1.500%, 4.500%, due 06/20/25[1]	2,369	2,349
1 yr. CMT + 1.500%, 4.500%, due 07/20/30[1]	4,563	4,515
1 yr. CMT + 1.500%, 4.500%, due 08/20/30[1]	993	983
5.000%, due 12/20/33	68,196	69,894
5.000%, due 01/20/34	34,214	35,066
5.000%, due 12/15/34	8,180	8,154
5.000%, due 02/20/38	47,343	48,235
5.000%, due 04/15/38	47,847	48,242
5.000%, due 04/20/38	55,778	56,814
5.000%, due 12/15/39	3,353	3,391
5.000%, due 05/15/40	84,624	85,634
5.000%, due 05/15/41	31,123	31,372
5.000%, due 08/20/41	7,562	7,687
5.000%, due 12/20/42	9,661	9,832
5.000%, due 08/20/43	800,900	814,071
5.000%, due 09/20/48	81,244	81,897
5.000%, due 10/20/48	130,493	131,542
5.000%, due 11/20/48	192,772	194,322
5.000%, due 12/20/48	176,967	178,389
5.500%, due 08/15/35	9,621	9,992
5.500%, due 02/15/38	861	898
5.500%, due 04/15/38	77,412	80,750
5.500%, due 05/15/38	78,288	81,726
5.500%, due 06/15/38	51,499	53,800
5.500%, due 10/15/38	223,158	232,749
5.500%, due 11/15/38	12,539	13,088
5.500%, due 12/15/38	2,612	2,724
5.500%, due 03/15/39	27,260	27,769
5.500%, due 05/15/39	20,012	20,872
5.500%, due 09/15/39	105,391	109,955
	Face amount	Value
U.S. government agency obligations—(concluded)
5.500%, due 01/15/40	$3,583	$3,721
5.500%, due 03/15/40	131,367	136,611
5.500%, due 09/20/48	28,760	29,410
6.000%, due 10/20/38	1,215	1,275
6.500%, due 02/15/29	76	77
6.500%, due 09/20/32	590	621
6.500%, due 01/15/36	7,806	7,998
6.500%, due 09/15/36	71,289	74,993
6.500%, due 02/15/37	1,096	1,135
6.500%, due 04/15/37	4,403	4,702
6.500%, due 01/15/38	5,012	5,299
6.500%, due 06/15/38	12,115	12,884
6.500%, due 07/15/38	349	349
6.500%, due 11/15/38	2,042	2,229
6.500%, due 12/20/38	4,540	4,839
9.000%, due 04/20/25	634	635
9.000%, due 12/20/26	843	851
9.000%, due 01/20/27	3,945	3,983
9.000%, due 09/20/30	716	728
9.000%, due 10/20/30	2,192	2,273
9.000%, due 11/20/30	2,649	2,695
Government National Mortgage Association, TBA 2.000%	9,200,000	7,671,071
3.000%	21,950,000	19,676,858
4.000%	4,550,000	4,320,955
4.500%	9,860,000	9,602,437
5.000%	5,000,000	4,968,155
5.500%	1,000,000	1,007,135
Uniform Mortgage-Backed Security, TBA 1.500%	3,000,000	2,300,298
2.000%	69,100,000	55,837,551
2.500%	12,650,000	10,650,818
3.000%	4,350,000	3,897,760
3.500%	1,500,000	1,442,745
4.500%	9,600,000	9,353,736
5.000%	13,200,000	13,071,254
5.500%	12,800,000	12,834,688
6.500%	45,400,000	46,448,528
Total U.S. government agency obligations (cost—$397,219,171)		383,408,981
U.S. Treasury obligations—4.9%
U.S. Treasury Inflation-Indexed Bonds, 2.375%, due 01/15/25	488,715	486,834
U.S. Treasury Inflation-Indexed Notes 0.125% due 10/15/24[6]	3,829,122	3,773,331
0.250% due 01/15/25[6]	5,444,308	5,315,218
Total U.S. Treasury obligations (cost—$9,478,068)		9,575,383
Short-term U.S. Treasury obligations—1.3%
U.S. Treasury Bills, 5.376%, due 03/28/24[6,7]	274,000	271,770
5.359%, due 04/11/24[6,7]	864,000	855,230
5.365%, due 04/04/24[6,7]	378,000	374,545
5.361%, due 04/30/24[6,7]	279,000	275,415
5.350%, due 02/29/24[6,7]	182,000	181,261
5.358%, due 02/29/24[6,7]	99,000	98,598

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount	Value
Short-term U.S. Treasury obligations—(concluded)
5.370%, due 02/29/24[6,7]	$92,000	$91,626
5.372%, due 02/29/24[6,7]	325,000	323,677
Total short-term U.S. Treasury obligations (cost—$2,472,121)		2,472,122
	Number of shares
Short-term investments—0.7%
Investment companies—0.7%
State Street Institutional U.S. Government Money Market Fund, 5.300%[7] (cost—$1,348,437)	1,348,438	1,348,438

	Number of contracts	Notional amount
Options purchased—0.0%†
Call options—0.0%†
UMBS TBA strike @ 103.328, expires 03/06/24 (Counterparty: CITI)	2,000,000	USD	206,660,000	423
UMBS TBA strike @ 103.094, expires 03/06/24 (Counterparty: CITI)	2,500,000	USD	257,725,000	2,993
UMBS TBA strike @ 103.156, expires 03/06/24 (Counterparty: CITI)	2,500,000	USD	257,900,000	2,625
Total call options				6,041
Put options—0.0%†
UMBS TBA strike @ 96.563, expires 03/06/24 (Counterparty: BOA)	2,000,000	USD	193,120,000	1,722
UMBS TBA strike @ 96.570, expires 03/06/24 (Counterparty: CITI)	2,000,000	USD	193,140,000	1,733
Total put options				3,455
Total options purchased (cost—$21,602)				9,496
Swaptions purchased—0.3%
Put swaptions—0.3%
1 Year USD SOFR Interest Rate Swap strike @ 4.100, expires 02/01/24 (Counterparty: DB; pay floating rate); underlying swap terminates 2/5/2025	15,500,000	USD	15,500,000	93,835
	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Put swaptions—(continued)
1 Year USD SOFR Interest Rate Swap strike @ 4.100, expires 02/01/24 (Counterparty: GS; pay floating rate); underlying swap terminates 2/5/2025	14,000,000	USD	14,000,000	$84,755
1 Year USD SOFR Interest Rate Swap strike @ 4.600, expires 02/02/24 (Counterparty: MSCI; pay floating rate); underlying swap terminates 2/6/2025	27,500,000	USD	27,500,000	36,325
7 Year USD SOFR Interest Rate Swap strike @ 3.710, expires 03/08/24 (Counterparty: BB; pay floating rate); underlying swap terminates 3/12/2031	2,300,000	USD	2,300,000	10,808
7 Year USD SOFR Interest Rate Swap strike @ 3.013, expires 04/05/24 (Counterparty: MSCI; pay floating rate); underlying swap terminates 4/9/2031	2,200,000	USD	2,200,000	74,024
7 Year USD SOFR Interest Rate Swap strike @ 3.170, expires 04/11/24 (Counterparty: MSCI; pay floating rate); underlying swap terminates 4/15/2031	2,300,000	USD	2,300,000	59,348
7 Year USD SOFR Interest Rate Swap strike @ 3.232, expires 04/24/24 (Counterparty: MSCI; pay floating rate); underlying swap terminates 4/26/2031	1,600,000	USD	1,600,000	37,461
1 Year USD SOFR Interest Rate Swap strike @ 5.000, expires 06/14/24 (Counterparty: MSCI; pay floating rate); underlying swap terminates 6/18/2025	8,500,000	USD	8,500,000	2,198

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Put swaptions—(continued)
1 Year USD SOFR Interest Rate Swap strike @ 5.000, expires 12/16/24 (Counterparty: MSCI; pay floating rate); underlying swap terminates 12/18/2025	4,300,000	USD	4,300,000	$2,141
1 Year USD SOFR Interest Rate Swap strike @ 5.500, expires 12/16/24 (Counterparty: DB; pay floating rate); underlying swap terminates 12/18/2025	10,000,000	USD	10,000,000	2,255
1 Year USD SOFR Interest Rate Swap strike @ 5.500, expires 01/21/25 (Counterparty: MSCI; pay floating rate); underlying swap terminates 1/23/2026	16,400,000	USD	16,400,000	4,533
10 Year USD SOFR Interest Rate Swap strike @ 5.500, expires 01/28/25 (Counterparty: DB; pay floating rate); underlying swap terminates 1/30/2035	6,800,000	USD	6,800,000	19,070
1 Year USD SOFR Interest Rate Swap strike @ 5.500, expires 02/21/24 (Counterparty: BB; pay floating rate); underlying swap terminates 2/23/2025	16,800,000	USD	16,800,000	20
1 Year USD SOFR Interest Rate Swap strike @ 5.250, expires 02/21/24 (Counterparty: BB; pay floating rate); underlying swap terminates 01/23/26	7,000,000	USD	7,000,000	67
10 Year USD SOFR Interest Rate Swap strike @ 5.250, expires 08/19/24 (Counterparty: GSI; pay floating rate); underlying swap terminates 01/30/35	6,300,000	USD	6,300,000	1,126
	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Put swaptions—(continued)
7 Year USD SOFR Interest Rate Swap strike @ 5.250, expires 03/03/25 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 3/5/2026	8,000,000	USD	8,000,000	$3,691
1 Year USD SOFR Interest Rate Swap strike @ 5.300, expires 03/13/25 (Counterparty: GS; pay floating rate); underlying swap terminates 3/17/2026	3,000,000	USD	3,000,000	1,352
1 Year USD SOFR Interest Rate Swap strike @ 5.500, expires 04/26/24 (Counterparty: GS; pay floating rate); underlying swap terminates 4/30/2025	8,700,000	USD	8,700,000	196
1 Year USD SOFR Interest Rate Swap strike @ 5.500, expires 05/14/24 (Counterparty: MSCI; pay floating rate); underlying swap terminates 5/16/2025	5,800,000	USD	5,800,000	187
10 Year USD SOFR Interest Rate Swap strike @ 4.250, expires 11/29/24 (Counterparty: DB; pay floating rate); underlying swap terminates	4,200,000	USD	4,200,000	45,554
1 Year USD SOFR Interest Rate Swap strike @ 5.000, expires 05/28/24 (Counterparty: BOA; pay floating rate); underlying swap terminates 5/30/2025	5,900,000	USD	5,900,000	1,423
7 Year USD SOFR Interest Rate Swap strike @ 3.905, expires 02/06/24 (Counterparty: MSCI; pay floating rate); underlying swap terminates	2,200,000	USD	2,200,000	238

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Put swaptions—(concluded)
7 Year USD SOFR Interest Rate Swap strike @ 3.950, expires 03/06/24 (Counterparty: GS; pay floating rate); underlying swap terminates 3/8/2031	1,200,000	USD	1,200,000	$1,793
7 Year USD SOFR Interest Rate Swap strike @ 3.873, expires 03/06/24 (Counterparty: DB; pay floating rate); underlying swap terminates 3/8/2031	1,000,000	USD	1,000,000	2,151
1 Year USD SOFR Interest Rate Swap strike @ 4.750, expires 10/31/24 (Counterparty: DB; pay floating rate); underlying swap terminates 11/4/2025	4,000,000	USD	4,000,000	2,694
Total put swaptions				487,245
Call swaptions—0.0%†
10 Year USD SOFR Interest Rate Swap strike @ 2.433, expires 02/27/24 (Counterparty: MSCI; pay floating rate); underlying swap terminates 2/28/2034	1,300,000	USD	1,300,000	17
7 Year USD SOFR Interest Rate Swap strike @ 3.210, expires 03/08/24 (Counterparty: BB; pay floating rate); underlying swap terminates 3/12/2031	2,300,000	USD	2,300,000	5,861
7 Year USD SOFR Interest Rate Swap strike @ 2.513, expires 04/05/24 (Counterparty: MSCI; pay floating rate); underlying swap terminates 4/9/2031	2,200,000	USD	2,200,000	1,179
	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Call swaptions—(continued)
7 Year USD SOFR Interest Rate Swap strike @ 2.670, expires 04/11/24 (Counterparty: MSCI; pay floating rate); underlying swap terminates 4/15/2031	2,300,000	USD	2,300,000	$2,412
7 Year USD SOFR Interest Rate Swap strike @ 2.732, expires 04/24/24 (Counterparty: MSCI; pay floating rate); underlying swap terminates 4/26/2031	1,600,000	USD	1,600,000	2,694
5 Year USD SOFR Interest Rate Swap strike @ 3.560, expires 02/06/24 (Counterparty: MSCI; pay floating rate); underlying swap terminates	1,700,000	USD	1,700,000	6,141
7 Year USD SOFR Interest Rate Swap strike @ 3.509, expires 02/06/24 (Counterparty: CITI; pay floating rate); underlying swap terminates	1,600,000	USD	1,600,000	3,775
7 Year USD SOFR Interest Rate Swap strike @ 3.548, expires 02/06/24 (Counterparty: MSCI; pay floating rate); underlying swap terminates	1,000,000	USD	1,000,000	3,267
7 Year USD SOFR Interest Rate Swap strike @ 3.118, expires 03/06/24 (Counterparty: MSCI; pay floating rate); underlying swap terminates 3/8/2031	600,000	USD	600,000	928
7 Year USD SOFR Interest Rate Swap strike @ 3.118, expires 03/06/24 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 3/8/2031	600,000	USD	600,000	928

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Number of contracts	Notional amount		Value
Swaptions purchased—(concluded)
Call swaptions—(concluded)
7 Year USD SOFR Interest Rate Swap strike @ 3.103, expires 03/06/24 (Counterparty: BNP; pay floating rate); underlying swap terminates 3/8/2031	500,000	USD	500,000	$725
5 Year USD SOFR Interest Rate Swap strike @ 3.084, expires 03/06/24 (Counterparty: DB; pay floating rate); underlying swap terminates 3/8/2029	700,000	USD	700,000	790
5 Year USD SOFR Interest Rate Swap strike @ 3.380, expires 04/04/24 (Counterparty: DB; pay floating rate); underlying swap terminates 4/8/2029	1,300,000	USD	1,300,000	7,891
5 Year USD SOFR Interest Rate Swap strike @ 3.383, expires 04/04/24 (Counterparty: BOA; pay floating rate); underlying swap terminates 4/8/2029	1,100,000	USD	1,100,000	6,721
Total call swaptions				43,329
Total swaptions purchased (cost—$777,666)				530,574
Total investments before investments sold short (cost—$463,146,460)—229.4%				445,028,023
		Number of shares
Investments sold short—(67.1)%
U.S. government agency obligations—(67.1)%
Government National Mortgage Association, TBA 2.500%			(3,900,000)	(3,377,158)
3.500%			(1,400,000)	(1,292,878)
5.500%			(500,000)	(503,645)
Uniform Mortgage-Backed Security, TBA 2.000%			(33,050,000)	(26,621,345)
3.000%			(4,500,000)	(3,939,192)
	Number of shares	Value
Investments sold short—(concluded)
U.S. government agency obligations—(concluded)
3.000%	(31,750,000)	$(27,820,366)
3.500%	(2,000,000)	(1,820,424)
3.500%	(20,350,000)	(18,533,498)
4.000%	(25,925,000)	(24,405,043)
4.000%	(3,500,000)	(3,423,777)
4.500%	(500,000)	(482,975)
5.000%	(3,000,000)	(2,962,878)
6.000%	(5,200,000)	(5,269,888)
6.500%	(500,000)	(511,510)
6.500%	(9,000,000)	(9,210,600)
Total U.S. government agency obligations (cost—(129,986,832))		(130,175,177)
Total investments sold short (Proceeds—$(129,986,832))		(130,175,177)
Total investments (cost—$333,159,628)—162.3%		314,852,846
Liabilities in excess of other assets—(62.3)%		(120,882,914)
Net assets—100.0%		$193,969,932

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

	Face amount	Value
Reverse repurchase agreement—(16.2)%
Reverse repurchase agreement dated 01/12/24 with Wells Fargo, 5.470%, to be repurchased 02/13/24 for $(27,939,166), collateralized by $31,937,783 Federal National Mortgage Association obligation, 2.500%—4.500% due 09/01/42—07/01/52; (value—$(31,937,783)); (proceeds—$(27,803,977))	$(27,803,977)	$(27,803,977)
Reverse repurchase agreement dated 01/30/24 with Deutsche Bank, 5.450%, to be repurchased 02/13/24 for $(3,604,136), collateralized by $3,807,049 Federal National Mortgage Association obligation, 4.500% due 08/01/53; (value—$(3,807,049)); (proceeds—$(3,596,513))	(3,596,513)	(3,596,513)
Total reverse repurchase agreement (cost—$(31,400,490))		(31,400,490)

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

Options written

Notional amount		Number of contracts	Call options	Counterparty	Expiration date	Premiums received	Current Value	Unrealized appreciation (depreciation)
USD	505,450,000	5,000,000	UMBS TBA, strike @ 101.094	BOA	02/06/24	$19,922	$(23,042)	$(3,120)
USD	354,305,000	3,500,000	UMBS TBA, strike @ 101.227	JPMCB	02/06/24	13,125	(12,654)	471
USD	196,620,000	2,000,000	UMBS TBA, strike @ 98.313	CITI	02/06/24	7,812	(14,321)	(6,509)
USD	196,780,000	2,000,000	UMBS TBA, strike @ 98.391	CITI	02/06/24	8,125	(13,052)	(4,927)
USD	150,390,000	1,500,000	UMBS TBA, strike @ 100.258	MSCI	02/06/24	8,086	(4,490)	3,596
USD	635,765,000	6,500,000	UMBS TBA, strike @ 97.813	CITI	02/06/24	33,770	(4,458)	29,312
USD	346,045,000	3,500,000	UMBS TBA, strike @ 98.867	BOA	02/06/24	15,313	(11,381)	3,932
USD	493,650,000	5,000,000	UMBS TBA, strike @ 98.734	CITI	02/06/24	21,484	(20,227)	1,257
USD	495,950,000	5,000,000	UMBS TBA, strike @ 99.188	BOA	02/06/24	12,891	(8,848)	4,043
USD	590,040,000	6,000,000	UMBS TBA, strike @ 98.336	JPMCB	02/06/24	15,000	(41,807)	(26,807)
USD	786,000,000	8,000,000	UMBS TBA, strike @ 98.250	BOA	02/06/24	20,000	(61,466)	(41,466)
USD	255,675,000	2,500,000	UMBS TBA, strike @ 102.266	CITI	03/06/24	4,688	(3,787)	901
USD	204,460,000	2,000,000	UMBS TBA, strike @ 102.234	CITI	03/06/24	2,656	(756)	1,900
USD	255,475,000	2,500,000	UMBS TBA, strike @ 102.188	CITI	03/06/24	4,687	(4,290)	397
USD	206,380,000	2,000,000	UMBS TBA, strike @ 103.191	JPMCB	03/06/24	2,031	(2,031)	—
USD	359,450,000	3,500,000	UMBS TBA, strike @ 102.703	BOA	04/04/24	7,930	(13,883)	(5,953)
USD	359,310,000	3,500,000	UMBS TBA, strike @ 102.656	MSCI	04/04/24	7,930	(14,583)	(6,653)
Total						$205,450	$(255,076)	$(49,626)
			Put options
USD	347,305,000	3,500,000	UMBS TBA, strike @ 99.227	JPMCB	02/06/24	$19,141	$(14)	$19,127
USD	202,760,000	2,000,000	UMBS TBA, strike @ 101.375	CITI	02/06/24	4,063	(131)	3,932
USD	240,975,000	2,500,000	UMBS TBA, strike @ 96.391	MSCI	02/06/24	7,422	(15)	7,407
USD	622,765,000	6,500,000	UMBS TBA, strike @ 95.813	CITI	02/06/24	35,800	(4,724)	31,076
USD	484,050,000	5,000,000	UMBS TBA, strike @ 96.813	CITI	02/06/24	13,281	(96)	13,185
USD	510,276,000	5,200,000	UMBS TBA, strike @ 98.125	BOA	02/06/24	21,125	(2,709)	18,416
USD	202,540,000	2,000,000	UMBS TBA, strike @ 101.266	JPMCB	03/06/24	4,062	(2,344)	1,718
USD	202,620,000	2,000,000	UMBS TBA, strike @ 101.313	BOA	03/06/24	4,062	(2,460)	1,602
Total						$108,956	$(12,493)	$96,463
Total equity options written						$314,406	$(267,569)	$46,837

Swaptions written

Notional amount (000)		Number of contracts	Put Swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	71,300	15,500,000	1 Year USD SOFR Interest Rate Swap	DB	Pay	02/01/24	$17,050	$(19,922)	$(2,872)
USD	64,400	14,000,000	1 Year USD SOFR Interest Rate Swap	GS	Pay	02/01/24	13,020	(17,994)	(4,974)
USD	14,937	3,900,000	7 Year USD SOFR Interest Rate Swap	JPMCB	Pay	03/06/24	17,745	(10,202)	7,543
Total swaptions written							$47,815	$(48,118)	$(303)

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts:
381	USD	3 Month SOFR Futures	June 2024	$90,473,739	$90,406,538	$(67,201)
U.S. Treasury futures buy contracts:
179	USD	U.S. Treasury Note 10 Year Futures	March 2024	$19,521,388	$20,106,734	$585,346
1	USD	U.S. Treasury Note 5 Year Futures	March 2024	106,353	108,391	2,038
Total				$110,101,480	$110,621,663	$520,183
Interest rate futures sell contracts:
37	USD	3 Month SOFR Futures	March 2024	$(8,807,932)	$(8,754,663)	$53,269
210	USD	3 Month SOFR Futures	December 2024	(49,920,674)	(50,302,875)	(382,201)
208	USD	3 Month SOFR Futures	September 2024	(49,605,113)	(49,602,800)	2,313
U.S. Treasury futures sell contracts:
15	USD	U.S. Treasury Note 2 Year Futures	March 2024	$(3,057,754)	$(3,084,844)	$(27,090)
Total				$(111,391,473)	$(111,745,182)	$(353,709)
Net unrealized appreciation (depreciation)						$166,474

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the portfolio[8]	Payments received by the portfolio[8]	Value	Unrealized appreciation (depreciation)
USD	16,000	02/02/25	Annual	12 Month SOFR	4.600%	$16,613	$16,613
USD	3,400	04/17/25	Annual	3.750%	12 Month SOFR	(72,075)	(72,075)
USD	3,400	04/18/25	Annual	3.750	12 Month SOFR	(71,954)	(71,954)
USD	6,600	04/24/25	Annual	4.000	12 Month SOFR	(74,606)	(74,606)
USD	3,600	04/25/25	Annual	4.000	12 Month SOFR	(57,738)	(57,738)
USD	18,600	06/21/25	Annual	12 Month SOFR	3.750	282,601	163,187
USD	1,700	06/21/26	Annual	12 Month SOFR	3.5	19,042	19,258
USD	3,000	12/21/27	Annual	12 Month SOFR	2.000	184,436	20,711
USD	4,400	03/20/29	Annual	12 Month SOFR	4.250	(137,033)	2,117
USD	17,500	06/15/29	Annual	1.750	12 Month SOFR	(1,719,126)	(708,078)
USD	2,300	11/09/29	Annual	12 Month SOFR	3.205	59,156	59,156
USD	2,300	11/09/29	Annual	12 Month SOFR	3.218	57,605	57,605
USD	2,400	11/09/29	Annual	12 Month SOFR	3.217	60,174	60,174
USD	1,300	12/21/29	Annual	12 Month SOFR	2.000	114,078	18,111
USD	1,400	03/08/30	Annual	12 Month SOFR	3.513	27,543	27,543
USD	1,400	03/08/30	Annual	12 Month SOFR	3.513	27,587	27,587
USD	500	03/08/30	Annual	12 Month SOFR	3.635	5,968	5,968
USD	2,900	04/10/30	Annual	3.560	12 Month SOFR	(45,495)	(45,495)
USD	2,900	05/08/30	Annual	3.560	12 Month SOFR	(42,740)	(42,740)
USD	400	05/08/30	Annual	3.550	12 Month SOFR	(6,242)	(6,242)
USD	6,400	06/21/30	Annual	12 Month SOFR	3.000	236,480	158,543
USD	350	07/10/30	Annual	3.740	12 Month SOFR	(296)	(296)
USD	2,200	10/06/30	Annual	4.123	12 Month SOFR	59,460	59,460
USD	4,900	10/10/30	Annual	12 Month SOFR	4.185	(152,336)	(152,336)

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

Centrally cleared interest rate swap agreements—(concluded)

Notional amount (000)		Maturity date	Payment frequency	Payments made by the portfolio[8]	Payments received by the portfolio[8]	Value	Unrealized appreciation (depreciation)
USD	1,300	10/10/30	Annual	4.145%	12 Month SOFR	$37,187	$37,187
USD	3,000	10/10/30	Annual	4.135	12 Month SOFR	83,954	83,954
USD	3,200	10/10/30	Annual	4.118	12 Month SOFR	86,074	86,074
USD	3,900	10/10/30	Annual	4.155	12 Month SOFR	113,983	113,983
USD	500	10/10/30	Annual	4.320	12 Month SOFR	19,735	19,735
USD	3,700	11/08/30	Annual	4.012	12 Month SOFR	80,392	80,392
USD	4,000	11/08/30	Annual	4.180	12 Month SOFR	128,516	128,516
USD	1,000	11/08/30	Annual	4.192	12 Month SOFR	32,872	32,872
USD	7,000	12/20/30	Annual	12 Month SOFR	3.500%	39,795	32,468
USD	2,200	12/22/30	Annual	12 Month SOFR	3.550	7,967	7,967
USD	4,300	01/10/31	Annual	3.705	12 Month SOFR	25,380	25,380
USD	1,400	06/08/32	Annual	12 Month SOFR	2.451	140,288	140,288
USD	7,100	06/15/32	Annual	12 Month SOFR	1.750	991,790	167,362
USD	500	06/15/32	Annual	12 Month SOFR	1.750	77,320	46,308
USD	4,000	06/15/32	Annual	12 Month SOFR	2.550	367,728	367,728
USD	17,400	07/08/32	Annual	12 Month SOFR	2.313	1,902,884	1,902,884
USD	2,300	09/16/32	Annual	12 Month SOFR	2.998	120,915	120,915
USD	5,500	10/06/32	Annual	12 Month SOFR	3.275	166,193	166,193
USD	7,700	11/09/32	Annual	12 Month SOFR	3.275	219,484	219,484
USD	8,000	11/28/32	Annual	12 Month SOFR	3.368	163,439	163,439
USD	600	12/21/32	Annual	12 Month SOFR	2.000	74,279	8,836
USD	1,400	03/08/33	Annual	12 Month SOFR	3.453	36,902	36,902
USD	3,100	03/08/33	Annual	12 Month SOFR	3.505	67,675	67,675
USD	1,000	03/08/33	Annual	3.510	12 Month SOFR	(21,399)	(21,399)
USD	700	06/08/33	Annual	12 Month SOFR	3.260	27,856	27,856
USD	28,075	06/21/33	Annual	3.000	12 Month SOFR	(1,419,910)	(448,773)
USD	5,600	12/20/33	Annual	3.500	12 Month SOFR	(55,652)	116,075
USD	3,200	12/20/53	Annual	12 Month SOFR	3.500	147,994	(46,491)
USD	27,000	03/03/25	Quarterly	3 Month SOFR	1.350	1,105,809	1,105,809
USD	8,900	05/04/25	Quarterly	3 Month SOFR	1.500	442,061	442,061
Total						$3,982,613	$4,696,153

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2024 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Asset-backed securities	$—	$17,307,489	$118,413	$17,425,902
Mortgage-backed securities	—	30,257,127	—	30,257,127
U.S. government agency obligations	—	383,408,981	—	383,408,981
U.S. Treasury obligations	—	9,575,383	—	9,575,383
Short-term U.S. Treasury obligations	—	2,472,122	—	2,472,122
Short-term investments	—	1,348,438	—	1,348,438
Options purchased	—	9,496	—	9,496
Swaptions Purchased	—	530,574	—	530,574
Futures contracts	642,966	—	—	642,966
Swap agreements	—	7,859,215	—	7,859,215
Total	$642,966	$452,768,825	$118,413	$453,530,204
Liabilities
Investments sold short
U.S. government agency obligations	$—	$(130,175,177)	$—	$(130,175,177)
Reverse Repurchase Agreement	—	(31,400,490)	—	(31,400,490)
Options written	—	(267,569)	—	(267,569)
Swaptions written	—	(48,118)	—	(48,118)
Futures contracts	(476,492)	—	—	(476,492)
Swap agreements	—	(3,876,602)	—	(3,876,602)
Total	$(476,492)	$(165,767,956)	$—	$(166,244,448)

At January 31, 2024, there were no transfers in or out of Level 3.

Securities valued using unobservable inputs, i.e. Level 3, were not considered significant to the Fund.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

1  Floating or variable rate securities. The rates disclosed are as of January 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registrations, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $17,957,129, represented 9.3% of the Portfolios net assets at period end.

3  Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

4  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

5  Zero coupon bond.

6  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures and/or swap agreements.

7  Rates shown reflect yield at January 31, 2024.

8  Payments made or received are based on the notional amount.

See accompanying notes to financial statements.

PACE Intermediate Fixed Income Investments

Performance (unaudited)

For the six-months ended January 31, 2024, the Portfolio's Class P shares returned 4.72% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg US Aggregate Bond Index (the "benchmark") returned 3.15%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 34. Please note that the returns shown do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments (unaudited)2

The Portfolio outperformed the benchmark during the reporting period. Our sector and ratings exposures had the largest impact on relative results, and the contribution was balanced across sectors. The Portfolio's emphases on stronger-performing sectors of the market that included high-yield corporate bonds, senior bank loans, asset-backed securities (ABS), investment-grade corporate bonds, and commercial mortgage-backed securities (CMBS) were additive to results. Security selection had a small but negative impact on results amid a broad-based credit rally. Yield curve impacts had a positive impact on returns due to small mismatches that arose during our practice of approximating the index's yield curve exposures during a period of volatile interest rates. A product of our bottom-up credit analysis and valuation framework approach was that the Portfolio had no mortgage-backed security (MBS) exposure despite its presence in the Index.

The Portfolio's current composition reflects careful selection of individual credits that still offer attractive valuations. The Portfolio is emphasizing corporate debt, ABS, and CMBS. 82% of the Portfolio is rated investment-grade, while 18% is rated high-yield; of the 18% rated high yield, 13% is BB-rated. The Portfolio is de-emphasizing U.S. Treasury instruments because of the credit opportunities identified and held. We believe the Portfolio's forward-looking yield is higher than can be attained through investments in index alternatives.

Treasury futures are used to manage interest rate exposures when it is more efficient to do so using futures instead of cash bonds. Treasury futures positions are utilized to add or reduce exposures along the yield curve to minimize active differences that arise from our bottom-up investment process. The Portfolio utilized longer maturity US Treasury bond futures contracts to gain exposures to longer duration interest rates, as our process led us away from longer duration credits due to unattractive valuations. The Portfolio also held positions in shorter maturity US bond futures to reduce exposures to short and intermediate duration interest rates, as our bottom-up process identified an abundance of credits with such durations. Since the futures positions were initiated, they detracted from performance.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-Advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Intermediate Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) LLC ("UBS AM")

Investment Subadvisor:

Brown Brothers Harriman & Co. ("BBH")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, David Kelly, Christopher Andersen, CFA, and Eileen Wong (since May 2023)

BBH: Andrew Hofer, Neil Hohmann and Paul Kunz

Objective:

Current income, consistent with reasonable stability of principal

Investment process:

The subadvisor seeks to achieve the Portfolio's investment objective by investing in a well-diversified portfolio of fixed income instruments.

PACE Intermediate Fixed Income Investments

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income and a reasonable stability of principal. Investors should be able to withstand short-term fluctuations in the fixed income markets. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Intermediate Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/24	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	4.59%	3.89%	0.97%	1.20%
Class Y2	4.73	4.15	1.23	1.45
Class P3	4.72	4.05	1.22	1.44
After deducting maximum sales charge
Class A1	0.64	(0.01)	0.20	0.81
Bloomberg U.S. Aggregate Bond Index[4]	3.15	2.10	0.83	1.63

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 28, 2023 were as follows: Class A—1.09% and 0.86%; Class Y—1.03% and 0.61%; and Class P—0.87% and 0.61%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) LLC ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2024 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—0.86%; Class Y—0.61%; and Class P—0.61%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixedrate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

PACE Intermediate Fixed Income Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of January 31, 2024

Characteristics
Weighted average duration	6.24 yrs.
Weighted average maturity	4.76 yrs.
Average coupon	5.98%
Top ten fixed income holdings
Regional Management Issuance Trust, 8.510% due 11/17/32	1.2%
U.S. Treasury Bonds, 1.375% due 08/15/50	1.2
Swiss Re Finance Luxembourg SA, 5.000% due 04/02/49	1.2
Credit Acceptance Auto Loan Trust, 8.450% due 02/15/33	1.1
Aligned Data Centers Issuer LLC, 6.350% due 10/15/47	1.1
Oportun Issuance Trust, 8.533% due 01/08/30	1.1
Energy Transfer LP, 9.669% due 02/16/24	1.1
SBA Tower Trust, 6.599% due 01/15/28	1.1
Blackstone Mortgage Trust, Inc., 3.750% due 01/15/27	1.1
WMRK Commercial Mortgage Trust, 9.416% due 11/15/27	1.1
Total	11.3%
Top five issuer breakdown by country or territory of origin
United States	86.5%
United Kingdom	4.0
New Zealand	1.8
Bermuda	1.4
Switzerland	1.2
Total	94.9%
Asset allocation
Corporate bonds	49.2%
Asset-backed securities	22.9
Mortgage-backed securities	11.3
Loan assignments	10.3
Short-term U.S. Treasury obligations	1.2
U.S. Treasury obligations	1.1
Common stocks	1.1
Municipal bonds	0.4
Short-term investments	1.4
Investments of Cash Collateral from Securities Loaned	1.9
Cash equivalents and liabilities in excess of other assets	(0.8)
Total	100.0%

1  The portfolio is actively managed and its composition will vary over time.

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount	Value
Asset-backed securities—22.9%
Adams Outdoor Advertising LP, Series 2023-1, Class A2, 6.967%, due 07/15/53[1]	$760,000	$774,558
Aligned Data Centers Issuer LLC, Series 2022-1A, Class A2, 6.350%, due 10/15/47[1]	2,300,000	2,312,688
American Homes 4 Rent Trust, Series 2014-SFR3, Class A, 3.678%, due 12/17/36[1]	418,637	411,689
Antares CLO Ltd., Series 2019-1A, Class BR, 3 mo. USD Term SOFR + 3.350%, 8.713%, due 01/20/36[1,2]	1,730,000	1,734,621
Avis Budget Rental Car Funding AESOP LLC, Series 2023-4A, Class A, 5.490%, due 06/20/29[1]	1,620,000	1,640,238
BHG Securitization Trust, Series 2022-C, Class B, 5.930%, due 10/17/35[1]	1,750,000	1,742,699
CARS-DB7 LP, Series 2023-1A, Class A2, 6.500%, due 09/15/53[1]	896,250	894,019
CLI Funding VIII LLC, Series 2023-1A, Class A, 6.310%, due 06/18/48[1]	947,428	981,485
College Avenue Student Loans LLC, Series 2021-A, Class A1, 1 mo. USD Term SOFR + 1.214%, 6.550%, due 07/25/51[1,2]	50,285	49,676
Series 2021-B, Class A2, 1.760%, due 06/25/52[1]	64,012	56,505
Series 2021-C, Class A1, 1 mo. USD Term SOFR + 1.014%, 6.350%, due 07/26/55[1,2]	191,948	186,387
Series 2021-C, Class B, 2.720%, due 07/26/55[1]	100,000	88,348
Series 2021-C, Class A2, 2.320%, due 07/26/55[1]	96,690	84,017
Credit Acceptance Auto Loan Trust, Series 2021-2A, Class A, 0.960%, due 02/15/30[1]	26,667	26,611
Series 2021-3A, Class A, 1.000%, due 05/15/30[1]	103,681	102,540
Series 2021-4, Class A, 1.260%, due 10/15/30[1]	299,321	293,563
Series 2022-1A, Class A, 4.600%, due 06/15/32[1]	495,000	490,513
Series 2022-3A, Class C, 8.450%, due 02/15/33[1]	2,300,000	2,399,322
DataBank Issuer, Series 2023-1A, Class A2, 5.116%, due 02/25/53[1]	995,000	927,686
EDvestinU Private Education Loan Issue No. 3 LLC, Series 2021-A, Class A, 1.800%, due 11/25/45[1]	58,196	51,911
	Face amount	Value
Asset-backed securities—(continued)
FREED ABS Trust, Series 2022-4FP, Class B, 7.580%, due 12/18/29[1]	$974,350	$977,309
Golub Capital Partners ABS Funding Ltd., Series 2022-1A, Class A2B, 6.580%, due 07/22/30[1]	1,910,000	1,804,697
GoodLeap Sustainable Home Solutions Trust, Series 2021-4GS, Class A, 1.930%, due 07/20/48[1]	172,809	132,678
Series 2021-5CS, Class A, 2.310%, due 10/20/48[1]	96,527	76,601
Series 2022-3CS, Class A, 4.950%, due 07/20/49[1]	202,291	189,539
Lendmark Funding Trust, Series 2021-1A, Class A, 1.900%, due 11/20/31[1]	210,000	190,242
Mariner Finance Issuance Trust, Series 2021-AA, Class A, 1.860%, due 03/20/36[1]	180,000	164,608
Series 2022-AA, Class B, 7.200%, due 10/20/37[1]	1,830,000	1,851,761
MCF CLO Ltd., Series 2023-1A, Class C, 3 mo. USD Term SOFR + 4.200%, 9.514%, due 04/15/35[1,2]	630,000	633,720
Monroe Capital ABS Funding II Ltd., Series 2023-1A, Class A1, 6.650%, due 04/22/33[1]	1,700,000	1,712,804
Mosaic Solar Loan Trust, Series 2022-1A, Class A, 2.640%, due 01/20/53[1]	159,091	136,453
Mosaic Solar Loans LLC, Series 2017-2A, Class C, 2.000%, due 06/22/43[1]	11,533	11,371
Navient Private Education Refi Loan Trust, Series 2019-D, Class A2B, 1 mo. USD Term SOFR + 1.164%, 6.498%, due 12/15/59[1,2]	121,192	120,699
Series 2020-IA, Class B, 2.950%, due 04/15/69[1]	100,000	82,809
Series 2021-A, Class A, 0.840%, due 05/15/69[1]	51,704	45,653
Series 2021-DA, Class A, U.S. (Fed) Prime Rate -1.990%, 6.510%, due 04/15/60[1,2]	240,866	231,482
Navient Student Loan Trust, Series 2018-EA, Class A2, 4.000%, due 12/15/59[1]	17,702	17,382
Nelnet Student Loan Trust, Series 2021-A, Class APT2, 1.360%, due 04/20/62[1]	371,938	338,900
Series 2021-BA, Class AFL, 1 mo. USD Term SOFR + 0.894%, 6.231%, due 04/20/62[1,2]	528,415	522,829
Series 2021-CA, Class AFL, 1 mo. USD Term SOFR + 0.854%, 6.191%, due 04/20/62[1,2]	332,618	328,523

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount	Value
Asset-backed securities—(continued)
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class A1, 1.910%, due 10/20/61[1]	$1,150,000	$1,011,677
NextGear Floorplan Master Owner Trust, Series 2023-1A, Class A2, 5.740%, due 03/15/28[1]	1,740,000	1,768,354
NFAS2 LLC, Series 2022-1, Class B, 7.590%, due 09/15/28[1]	1,090,000	1,076,289
NMEF Funding LLC, Series 2022-B, Class A2, 6.070%, due 06/15/29[1]	1,648,203	1,657,165
OneMain Financial Issuance Trust, Series 2022-3A, Class A, 5.940%, due 05/15/34[1]	1,610,000	1,621,250
Oportun Issuance Trust, Series 2022-3, Class B, 8.533%, due 01/08/30[1]	2,290,000	2,303,236
Oxford Finance Funding Trust, Series 2023-1A, Class B, 7.879%, due 02/15/31[1]	1,970,000	1,924,696
Prodigy Finance CM2021-1 DAC, Series 2021-1A, Class A, 1 mo. USD Term SOFR + 1.364%, 6.700%, due 07/25/51[1,2]	117,418	117,129
Regional Management Issuance Trust, Series 2021-2, Class A, 1.900%, due 08/15/33[1]	245,000	217,626
Series 2022-2B, Class B, 8.510%, due 11/17/32[1]	2,360,000	2,429,417
Retained Vantage Data Centers Issuer LLC, Series 2023-1A, Class A2A, 5.000%, due 09/15/48[1]	1,370,000	1,298,374
Santander Drive Auto Receivables Trust, Series 2022-7, Class C, 6.690%, due 03/17/31	2,200,000	2,262,468
Sesac Finance LLC, Series 2019-1, Class A2, 5.216%, due 07/25/49[1]	114,600	112,100
SLM Private Education Loan Trust, Series 2010-C, Class A5, 1 mo. USD Term SOFR + 4.864%, 10.198%, due 10/15/41[1,2]	332,449	351,391
SMB Private Education Loan Trust, Series 2017-B, Class A2B, 1 mo. USD Term SOFR + 0.864%, 6.198%, due 10/15/35[1,2]	48,345	48,080
Series 2018-A, Class A2B, 1 mo. USD Term SOFR + 0.914%, 6.248%, due 02/15/36[1,2]	187,531	186,379
Series 2018-C, Class A2B, 1 mo. USD Term SOFR + 0.864%, 6.198%, due 11/15/35[1,2]	250,934	249,168
Series 2021-A, Class A2A1, 1 mo. USD Term SOFR + 0.844%, 6.183%, due 01/15/53[1,2]	429,631	424,042
	Face amount	Value
Asset-backed securities—(concluded)
Series 2021-A, Class B, 2.310%, due 01/15/53[1]	$97,162	$90,869
Series 2021-C, Class APT1, 1.390%, due 01/15/53[1]	136,297	120,771
SoFi Professional Loan Program LLC, Series 2018-A, Class A2B, 2.950%, due 02/25/42[1]	36,390	35,501
Series 2020-C, Class AFX, 1.950%, due 02/15/46[1]	79,139	72,409
Stack Infrastructure Issuer LLC, Series 2023-1A, Class A2, 5.900%, due 03/25/48[1]	740,000	734,507
Store Master Funding I-VII XIV XIX XX, Series 2021-1A, Class A1, 2.120%, due 06/20/51[1]	1,006,825	856,657
TierPoint Issuer LLC, Series 2023-1A, Class A2, 6.000%, due 06/25/53[1]	790,000	766,684
Vantage Data Centers Issuer LLC, Series 2023-1A, Class A2, 6.316%, due 03/16/48[1]	1,070,000	1,075,924
Willis Engine Structured Trust VII, Series 2023-A, Class A, 8.000%, due 10/15/48[1]	596,688	620,323
Total asset-backed securities (cost—$48,053,734)		48,251,622
Corporate bonds—49.2%
Aerospace & defense—1.1%
Boeing Co. 3.250%, due 02/01/28	1,600,000	1,501,198
Spirit AeroSystems, Inc. 9.375%, due 11/30/29[1]	728,000	788,771
		2,289,969
Agriculture—0.4%
Cargill, Inc. 5.125%, due 10/11/32[1]	810,000	823,674
Airlines—0.2%
Air Canada Pass-Through Trust Series 2017-1, Class AA, 3.300%, due 01/15/30[1]	40,230	36,451
American Airlines Pass-Through Trust Series 2016-3, Class AA, 3.000%, due 10/15/28	86,719	78,634
2016-1, Class AA, 3.575%, due 01/15/28	45,020	42,055
2017-1, Class AA, 3.650%, due 02/15/29	28,136	26,182
Delta Air Lines Pass-Through Trust 2020-1, Class AA, 2.000%, due 06/10/28	51,397	45,977
2018-1, Class AA, 3.204%, due 04/25/24	101,000	100,292
United Airlines Pass-Through Trust 2016-2, Class AA, 2.700%, due 05/01/32	41,674	35,706

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Airlines—(concluded)
Series 2015-1, Class AA, 3.450%, due 12/01/27	$29,956	$27,922
2019-1, Class AA, 3.500%, due 03/01/30	15,191	13,897
2019-2, Class AA, 4.150%, due 08/25/31	54,522	51,058
		458,174
Banks—14.6%
ASB Bank Ltd. (fixed, converts to FRN on 06/17/27), 5.284%, due 06/17/32[1,2]	1,500,000	1,481,775
5.398%, due 11/29/27[1]	1,260,000	1,283,704
Bank of America Corp. (fixed, converts to FRN on 01/20/27), 3.824%, due 01/20/28[2]	840,000	814,461
Bank of New York Mellon Corp. (fixed, converts to FRN on 02/07/27), 3.442%, due 02/07/28[2]	1,400,000	1,349,927
Bank of New Zealand 4.846%, due 02/07/28[1]	1,075,000	1,073,898
Citigroup, Inc. (fixed, converts to FRN on 06/03/30), 2.572%, due 06/03/31[2]	1,198,000	1,031,902
(fixed, converts to FRN on 03/31/30), 4.412%, due 03/31/31[2]	1,310,000	1,260,534
Comerica Bank 4.000%, due 07/27/25[3]	800,000	778,207
(fixed, converts to FRN on 08/25/32), 5.332%, due 08/25/33[2]	1,280,000	1,176,736
Fifth Third Bancorp (fixed, converts to FRN on 07/28/29), 4.772%, due 07/28/30[2]	25,000	24,340
(fixed, converts to FRN on 10/27/27), 6.361%, due 10/27/28[2]	1,885,000	1,946,452
HSBC Holdings PLC (fixed, converts to FRN on 06/04/30), 2.848%, due 06/04/31[2]	1,800,000	1,555,782
(fixed, converts to FRN on 11/03/27), 7.390%, due 11/03/28[2]	905,000	971,756
Huntington Bancshares, Inc. (fixed, converts to FRN on 08/04/27), 4.443%, due 08/04/28[2]	647,000	628,783
Huntington National Bank 5.650%, due 01/10/30	1,240,000	1,257,395
ING Groep NV (fixed, converts to FRN on 03/28/25), 3.869%, due 03/28/26[2]	1,400,000	1,376,246
JPMorgan Chase & Co. (fixed, converts to FRN on 02/01/27), 3.782%, due 02/01/28[2]	793,000	767,740
KeyBank NA 5.850%, due 11/15/27	1,080,000	1,082,689
Lloyds Banking Group PLC (fixed, converts to FRN on 03/18/27), 3.750%, due 03/18/28[2]	1,420,000	1,358,195
(fixed, converts to FRN on 11/15/32), 7.953%, due 11/15/33[2]	610,000	690,865
	Face amount	Value
Corporate bonds—(continued)
Banks—(concluded)
Morgan Stanley (fixed, converts to FRN on 10/18/32), 6.342%, due 10/18/33[2]	$885,000	$954,926
NatWest Group PLC (fixed, converts to FRN on 11/10/25), 7.472%, due 11/10/26[2]	1,030,000	1,067,241
Santander Holdings USA, Inc. (fixed, converts to FRN on 09/09/25), 5.807%, due 09/09/26[2]	855,000	860,774
(fixed, converts to FRN on 03/09/28), 6.499%, due 03/09/29[2]	755,000	781,366
State Street Corp. (fixed, converts to FRN on 11/04/27), 5.820%, due 11/04/28[2]	555,000	575,179
Svenska Handelsbanken AB 3.950%, due 06/10/27[1]	1,400,000	1,367,689
Truist Financial Corp. (fixed, converts to FRN on 06/06/27), 4.123%, due 06/06/28[2]	1,370,000	1,333,369
(fixed, converts to FRN on 10/28/32), 6.123%, due 10/28/33[2]	580,000	602,329
Wells Fargo & Co. (fixed, converts to FRN on 03/02/32), 3.350%, due 03/02/33[2]	1,525,000	1,338,554
		30,792,814
Commercial services—0.7%
Ashtead Capital, Inc. 5.500%, due 08/11/32[1]	1,500,000	1,492,021
Diversified financial services—2.5%
Ally Financial, Inc. (fixed, converts to FRN on 01/03/29), 6.848%, due 01/03/30[2]	545,000	562,637
Bread Financial Holdings, Inc. 9.750%, due 03/15/29[1]	1,410,000	1,408,294
Brightsphere Investment Group, Inc. 4.800%, due 07/27/26	585,000	557,470
Capital One Financial Corp. (fixed, converts to FRN on 05/10/27), 4.927%, due 05/10/28[2]	1,400,000	1,380,222
(fixed, converts to FRN on 05/10/32), 5.268%, due 05/10/33[2]	164,000	159,871
Oxford Finance LLC/Oxford Finance Co.-Issuer II, Inc. 6.375%, due 02/01/27[1]	1,250,000	1,186,025
		5,254,519
Electric—3.7%
Alexander Funding Trust II 7.467%, due 07/31/28[1]	1,145,000	1,209,033
Atlantica Sustainable Infrastructure PLC 4.125%, due 06/15/28[1]	1,110,000	1,027,596
Duke Energy Florida LLC 5.950%, due 11/15/52	880,000	954,050

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Electric—(concluded)
Duke Energy Ohio, Inc. 5.650%, due 04/01/53	$590,000	$610,242
Edison International Series A, (fixed, converts to FRN on 03/15/26), 5.375%, due 03/15/26[2,4]	1,360,000	1,308,503
MidAmerican Energy Co. 3.650%, due 04/15/29	204,000	195,370
Nevada Power Co. Series GG, 5.900%, due 05/01/53	935,000	988,006
Southern California Edison Co. 5.950%, due 11/01/32	585,000	623,571
Vistra Operations Co. LLC 6.950%, due 10/15/33[1]	880,000	929,994
		7,846,365
Energy-Alternate Sources—0.5%
NextEra Energy Partners LP 2.500%, due 06/15/26[1,3]	1,180,000	1,062,977
Healthcare-services—0.9%
CommonSpirit Health 6.073%, due 11/01/27	965,000	1,000,572
Sutter Health Series 20A, 2.294%, due 08/15/30	20,000	17,182
5.164%, due 08/15/33	890,000	906,139
		1,923,893
Housewares—0.5%
Newell Brands, Inc. 6.375%, due 09/15/27[3]	995,000	977,297
Insurance—10.9%
Athene Global Funding 2.550%, due 06/29/25[1]	1,600,000	1,529,011
Athene Holding Ltd. 6.650%, due 02/01/33	1,175,000	1,256,234
Corebridge Financial, Inc. (fixed, converts to FRN on 12/15/27), 6.875%, due 12/15/52[2]	1,280,000	1,283,712
Enstar Finance LLC (fixed, converts to FRN on 01/15/27), 5.500%, due 01/15/42[2]	1,500,000	1,324,476
Enstar Group Ltd. 4.950%, due 06/01/29	1,400,000	1,364,216
F&G Annuities & Life, Inc. 7.400%, due 01/13/28	2,110,000	2,190,075
First American Financial Corp. 2.400%, due 08/15/31	1,240,000	987,071
Global Atlantic Fin Co. 7.950%, due 06/15/33[1]	1,065,000	1,183,384
Intact Financial Corp. 5.459%, due 09/22/32[1]	915,000	921,868
Metropolitan Life Global Funding I 4.300%, due 08/25/29[1]	1,690,000	1,637,760
	Face amount	Value
Corporate bonds—(continued)
Insurance—(concluded)
Protective Life Global Funding 3.218%, due 03/28/25[1]	$1,400,000	$1,371,968
Reinsurance Group of America, Inc. 6.000%, due 09/15/33	1,125,000	1,172,691
RenaissanceRe Holdings Ltd. 3.600%, due 04/15/29	1,440,000	1,346,774
5.750%, due 06/05/33	1,645,000	1,668,710
Stewart Information Services Corp. 3.600%, due 11/15/31	1,700,000	1,339,235
Swiss Re Finance Luxembourg SA (fixed, converts to FRN on 04/02/29), 5.000%, due 04/02/49[1,2]	2,600,000	2,509,000
		23,086,185
Investment companies—2.1%
Blackstone Private Credit Fund 3.250%, due 03/15/27	209,000	192,115
7.300%, due 11/27/28[1]	1,525,000	1,590,922
Blue Owl Credit Income Corp. 7.750%, due 09/16/27	710,000	735,858
FS KKR Capital Corp. 7.875%, due 01/15/29	1,830,000	1,941,842
		4,460,737
Machinery-diversified—0.3%
CNH Industrial Capital LLC 5.500%, due 01/12/29	645,000	663,311
Media—0.5%
CCO Holdings LLC/CCO Holdings Capital Corp. 7.375%, due 03/01/31[1]	1,005,000	1,015,678
Pipelines—2.8%
Energy Transfer LP 7.375%, due 02/01/31[1]	1,160,000	1,219,322
Series A, 3 mo. USD LIBOR + 4.028%, 9.669%, due 02/16/24[2,4]	2,420,000	2,368,146
EnLink Midstream LLC 6.500%, due 09/01/30[1]	1,115,000	1,137,823
Harvest Midstream I LP 7.500%, due 09/01/28[1]	1,205,000	1,217,177
		5,942,468
Real estate investment trusts—5.5%
Arbor Realty SR, Inc. Series QIB, 8.500%, due 10/15/27[1]	1,790,000	1,761,179
Blackstone Mortgage Trust, Inc. 3.750%, due 01/15/27[1]	2,635,000	2,323,155
Extra Space Storage LP 5.500%, due 07/01/30	1,055,000	1,078,896
5.700%, due 04/01/28	460,000	470,791
Federal Realty OP LP 5.375%, due 05/01/28	905,000	916,054
HAT Holdings I LLC/HAT Holdings II LLC 3.375%, due 06/15/26[1]	1,515,000	1,407,903

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount	Value
Corporate bonds—(concluded)
Real estate investment trusts—(concluded)
SBA Tower Trust 6.599%, due 01/15/28[1]	$2,300,000	$2,361,620
Scentre Group Trust 1/Scentre Group Trust 2
4.375%, due 05/28/30[1]	1,363,000	1,302,423
		11,622,021
Retail—1.0%
Macy's Retail Holdings LLC 5.875%, due 03/15/30[1,3]	835,000	791,789
Nordstrom, Inc. 4.375%, due 04/01/30[3]	1,475,000	1,279,828
		2,071,617
Telecommunications—0.6%
Connect Finco SARL/Connect U.S. Finco LLC 6.750%, due 10/01/26[1]	1,255,000	1,226,552
Trucking & leasing—0.4%
Penske Truck Leasing Co. LP/PTL Finance Corp. 5.700%, due 02/01/28[1]	760,000	776,658
Total corporate bonds (cost—$101,856,409)		103,786,930
Loan assignments—10.3%
Aerospace & defense—0.4%
Propulsion BC Finco SARL 3 mo. USD Term SOFR + 3.750%, 0.000%, due 09/14/29[2,5]	872,796	871,888
Airlines—0.6%
American Airlines, Inc. 3 mo. USD Term SOFR + 3.500%, 8.869%, due 06/04/29[2]	1,315,000	1,312,541
Chemicals—0.5%
INEOS Enterprises Holdings U.S. Finco LLC 3 mo. USD Term SOFR + 3.750%, 9.238%, due 07/08/30[2]	1,035,000	1,032,412
Commercial services—1.3%
MPH Acquisition Holdings LLC 2021 Term Loan B, 3 mo. USD Term SOFR + 4.250%, 9.900%, due 09/01/28[2]	1,283,586	1,224,798
System One Holdings LLC 3 mo. USD Term SOFR + 4.000%, 9.498%, due 03/02/28[2]	768,031	765,151
Verscend Holding Corp. 2021 Term Loan B, 1 mo. USD Term SOFR + 4.000%, 9.447%, due 08/27/25[2]	839,240	838,938
		2,828,887
	Face amount	Value
Loan assignments—(continued)
Diversified financial services—0.5%
LendingTree, Inc. 1 mo. USD Term SOFR + 3.750%, 9.197%, due 09/15/28[2]	$1,232,487	$1,136,353
Environmental control—0.5%
MIP V Waste Holdings LLC 3 mo. USD Term SOFR + 3.250%, 8.824%, due 12/08/28[2]	1,126,402	1,120,770
Health care products—1.5%
Medline Borrower LP USD Term Loan B, 1 mo. USD Term SOFR + 3.000%, 8.451%, due 10/23/28[2]	1,224,422	1,221,741
Sotera Health Holdings LLC 1 mo. USD Term SOFR + 3.750%, 9.086%, due 12/11/26[2]	1,890,500	1,888,137
		3,109,878
Healthcare-services—0.5%
IQVIA, Inc. 3 mo. USD Term SOFR + 2.000%, 7.348%, due 01/02/31[2]	1,000,000	1,001,000
Pharmaceuticals—0.6%
Jazz Financing Lux SARL USD Term Loan, 1 mo. USD Term SOFR + 3.500%, 8.447%, due 05/05/28[2]	1,173,300	1,172,385
Pipelines—2.0%
AL NGPL Holdings LLC 1 mo. USD Term SOFR + 3.750%, 9.081%, due 04/13/28[2]	1,160,622	1,160,622
BCP Renaissance Parent LLC 3 mo. USD Term SOFR + 3.500%, 8.871%, due 10/31/28[2]	1,024,932	1,025,444
Medallion Midland Acquisition LLC 1 mo. USD Term SOFR + 3.500%, 8.864%, due 10/18/28[2]	910,000	911,711
UGI Energy Services LLC 1 mo. USD Term SOFR + 3.250%, 8.683%, due 02/22/30[2]	1,170,119	1,169,487
		4,267,264
Real estate investment trusts—0.4%
Starwood Property Trust, Inc. 2022 Term Loan B, 1 mo. USD Term SOFR + 3.250%, 8.583%, due 11/18/27[2]	757,350	755,457

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount	Value
Loan assignments—(concluded)
Software—0.5%
Central Parent, Inc. 3 mo. USD Term SOFR + 4.000%, 9.348%, due 07/06/29[2]	$1,141,375	$1,142,710
Telecommunications—1.0%
CenturyLink, Inc. 2020 Term Loan A, 1 mo. USD Term SOFR + 2.000%, 7.447%, due 01/31/25[2]	1,011,701	926,971
Iridium Satellite LLC 1 mo. USD Term SOFR + 2.500%, 7.833%, due 09/20/30[2]	1,091,990	1,088,867
		2,015,838
Total loan assignments (cost—$21,667,860)		21,767,383
Mortgage-backed securities—11.3%
Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1, Class A5, 2.756%, due 05/15/53[1]	465,000	416,618
Bank, Series 2022-BNK42, Class A5, 4.493%, due 06/15/55[2]	220,000	214,051
BBCMS Mortgage Trust, Series 2019-C3, Class B, 4.096%, due 05/15/52	90,000	81,125
Benchmark Mortgage Trust, Series 2019-B15, Class B, 3.564%, due 12/15/72	210,000	167,025
Series 2019-B15, Class C, 3.837%, due 12/15/72[2]	111,000	79,115
Series 2022-B35, Class A5, 4.593%, due 05/15/55[2]	270,000	254,203
BX Commercial Mortgage Trust, Series 2021-XL2, Class A, 1 mo. USD Term SOFR + 0.803%, 6.136%, due 10/15/38[1,2]	246,308	243,081
Series 2019-XL, Class A, 1 mo. USD Term SOFR + 1.034%, 6.368%, due 10/15/36[1,2]	142,123	141,946
Series 2021-CIP, Class A, 1 mo. USD Term SOFR + 1.035%, 6.369%, due 12/15/38[1,2]	215,000	211,775
BX Trust, Series 2022-CLS, Class B, 6.300%, due 10/13/27[1]	2,020,000	1,914,724
Series 2022-GPA, Class B, 1 mo. USD Term SOFR + 2.664%, 7.997%, due 08/15/41[1,2]	992,309	994,170
Series 2022-GPA, Class C, 1 mo. USD Term SOFR + 3.213%, 8.546%, due 08/15/42[1,2]	942,694	944,461
Cantor Commercial Real Estate Lending, Series 2019-CF3, Class B, 3.500%, due 01/15/53[2]	101,000	84,230
	Face amount	Value
Mortgage-backed securities—(continued)
CD Mortgage Trust, Series 2017-CD3, Class A4, 3.631%, due 02/10/50	$300,000	$279,497
Citigroup Commercial Mortgage Trust, Series 2023-PRM3, Class B, 6.572%, due 07/10/28[1,2]	880,000	894,563
Cold Storage Trust, Series 2020-ICE5, Class A, 1 mo. USD Term SOFR + 1.014%, 6.354%, due 11/15/37[1,2]	530,815	529,159
COMM Mortgage Trust, Series 2015-CR25, Class A3, 3.505%, due 08/10/48	229,494	223,960
Series 2014-CR16, Class A4, 4.051%, due 04/10/47	145,000	144,303
CRSO Trust 7.658%, due 07/10/28[2]	880,000	919,841
DC Commercial Mortgage Trust, Series 2023-DC, Class B, 6.804%, due 09/12/40[1]	660,000	679,076
Extended Stay America Trust, Series 2021-ESH, Class A, 1 mo. USD Term SOFR + 1.194%, 6.528%, due 07/15/38[1,2]	375,589	374,298
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series K121, Class X1, 1.117%, due 10/25/30[2]	1,181,633	62,238
Series K038, Class X1, 1.194%, due 03/25/24[2]	708,210	275
Series KL06, Class XFX, 1.467%, due 12/25/29[2]	720,000	38,914
Series K142, Class A2, 2.400%, due 03/25/32	385,000	331,640
Series K144, Class A2, 2.450%, due 04/25/32	270,000	232,873
Series K145, Class A2, 2.580%, due 05/25/32	605,000	526,403
Series KC02, Class A2, 3.370%, due 07/25/25	501,738	490,959
Federal Home Loan Mortgage Corp. Multifamily WI Certificates, Series K146, Class A2, 2.920%, due 07/25/32	170,000	151,754
Federal National Mortgage Association-Aces, Series 2022-M5, Class A3, 2.437%, due 01/01/34[2]	325,000	267,933
FRESB Mortgage Trust, Series 2019-SB60, Class A10H, 3.500%, due 01/25/39[2]	159,652	147,737
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2021-MHC, Class A, 1 mo. USD Term SOFR + 0.914%, 6.248%, due 04/15/38[1,2]	85,041	84,722

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount	Value
Mortgage-backed securities—(concluded)
Series 2022-ACB, Class A, 30 day USD SOFR Average + 1.400%, 6.746%, due 03/15/39[1,2]	$360,000	$357,983
MF1 Trust, Series 2021-W10, Class A, 1 mo. USD Term SOFR + 1.070%, 6.403%, due 12/15/34[1,2]	100,000	97,728
Series 2021-W10, Class B, 1 mo. USD Term SOFR + 1.370%, 6.703%, due 12/15/34[1,2]	370,000	355,340
Morgan Stanley Capital I Trust, Series 2015-MS1, Class A4, 3.779%, due 05/15/48[2]	520,000	503,698
Series 2018-SUN, Class A, 1 mo. USD Term SOFR + 1.201%, 6.541%, due 07/15/35[1,2]	290,000	288,537
MTN Commercial Mortgage Trust, Series 2022-LPFL, Class A, 1 mo. USD Term SOFR + 1.397%, 6.737%, due 03/15/39[1,2]	2,000,000	1,957,500
OAKST Commercial Mortgage Trust, Series 2023-NLP, Class A, 6.298%, due 03/15/40[1,2]	2,050,000	2,087,637
One Bryant Park Trust, Series 2019-OBP, Class A, 2.516%, due 09/15/54[1]	2,300,000	1,984,472
SCOTT Trust, Series 2023-SFS, Class A, 5.910%, due 03/15/40[1]	870,000	879,588
Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class A, 1 mo. USD Term SOFR + 2.186%, 7.519%, due 05/15/37[1,2]	260,000	259,347
Wells Fargo Commercial Mortgage Trust, Series 2018-C46, Class A4, 4.152%, due 08/15/51	135,000	129,246
Series 2018-C44, Class A5, 4.212%, due 05/15/51	445,000	429,152
WMRK Commercial Mortgage Trust, Series 2022-WMRK, Class C, 1 mo. USD Term SOFR + 4.083%, 9.416%, due 11/15/27[1,2]	2,330,000	2,359,125
Total mortgage-backed securities (cost—$24,157,036)		23,816,022
Municipal bonds—0.4%
California—0.1%
Los Angeles Department of Water & Power Power System Revenue, Revenue Bonds, 6.574%, due 07/01/45	145,000	171,983
State of California, GO Bonds, 7.550%, due 04/01/39	70,000	88,500
		260,483
	Face amount	Value
Municipal bonds—(concluded)
Michigan—0.0%†
University of Michigan, Revenue Bonds, Series B, 3.504%, due 04/01/52	$93,000	$74,559
Minnesota—0.0%†
University of Minnesota, Revenue Bonds, 4.048%, due 04/01/52	78,000	67,403
New Jersey—0.1%
New Jersey Transportation Trust Fund Authority, Build America Bonds, Revenue Bonds, Series B, 6.561%, due 12/15/40	105,000	117,715
New Jersey Turnpike Authority, Taxable Refunding, Revenue Bonds, Series B, 2.782%, due 01/01/40	25,000	18,936
		136,651
New York—0.1%
New York State Dormitory Authority, Personal Income Tax, Refunding, Revenue Bonds, Series C, 2.052%, due 03/15/30	120,000	104,440
Series C, 2.152%, due 03/15/31	165,000	140,923
		245,363
Texas—0.1%
City of Houston TX, GO Bonds, 3.961%, due 03/01/47	85,000	75,463
State of Texas, Public Finance Authority, Taxable Refunding, GO Bonds, Series B, 2.754%, due 10/01/41	50,000	37,109
		112,572
Total municipal bonds (cost—$1,043,707)		897,031
U.S. Treasury obligations—1.1%
U.S. Treasury Bonds, 1.375%, due 08/15/50	4,550,000	2,448,113
Total U.S. Treasury obligations (cost—$2,802,180)		2,448,113
	Number of shares
Common stocks—1.1%
Mortgage real estate investment—1.1%
Ellington Financial, Inc.,Series C2,4 (cost—$2,335,000)	93,400	2,268,686
	Face amount
Short-term U.S. Treasury obligations—1.2%
U.S. Treasury Bills, 5.441%, due 04/18/24[6]	$1,200,000	1,186,647
U.S. Treasury Bills, 5.220%, due 07/25/24[6]	1,300,000	1,268,386
Total short-term U.S. Treasury obligations (cost—$2,454,901)		2,455,033

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Number of shares	Value
Short-term investments—1.4%
Investment companies—1.4%
State Street Institutional U.S. Government Money Market Fund, 5.300%[6] (cost—$2,986,875)	2,986,875	$2,986,875
Investment of cash collateral from securities loaned—1.9%
Money market funds—1.9%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.296%[6] (cost—$3,963,430)	3,963,430	3,963,430
Total investments (cost—$211,321,132)—100.8%		212,641,125
Liabilities in excess of other assets—(0.8)%		(1,638,267)
Net assets—100.0%		$211,002,858

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
U.S. Treasury futures buy contracts:
90	USD	U.S. Long Bond Futures	March 2024	$10,433,353	$11,010,938	$577,585
118	USD	U.S. Treasury Note 10 Year Futures	March 2024	12,901,019	13,254,719	353,700
20	USD	U.S. Treasury Note 2 Year Futures	March 2024	4,078,954	4,113,125	34,171
142	USD	Ultra U.S. Treasury Bond Futures	March 2024	17,228,971	18,349,062	1,120,091
250	USD	Ultra U.S. Treasury Note 10 Year Futures	March 2024	28,281,510	29,218,750	937,240
Total				$72,923,807	$75,946,594	$3,022,787
U.S. Treasury futures sell contracts:
216	USD	U.S. Treasury Note 5 Year Futures	March 2024	$(23,034,641)	$(23,412,375)	$(377,734)
Total				$(23,034,641)	$(23,412,375)	$(377,734)
Net unrealized appreciation (depreciation)						$2,645,053

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2024 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$2,268,686	$—	$—	$2,268,686
Asset-backed securities	—	48,251,622	—	48,251,622
Corporate bonds	—	103,786,930	—	103,786,930
Loan assignments	—	21,767,383	—	21,767,383
Mortgage-backed securities	—	23,816,022	—	23,816,022
Municipal bonds	—	897,031	—	897,031
U.S. Treasury obligations	—	2,448,113	—	2,448,113
Short-term U.S. Treasury obligations	—	2,455,033	—	2,455,033
Short-term investments	—	2,986,875	—	2,986,875
Investment of cash collateral from securities loaned	—	3,963,430	—	3,963,430
Futures contracts	3,022,787	—	—	3,022,787
Total	$5,291,473	$210,372,439	$—	$215,663,912
Liabilities
Futures contracts	$(377,734)	$—	$—	$(377,734)
Total	$(377,734)	$—	$—	$(377,734)

At January 31, 2024, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registrations, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $106,502,098, represented 50.5% of the Portfolios net assets at period end.

2  Floating or variable rate securities. The rates disclosed are as of January 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

3  Security, or portion thereof, was on loan at the period end.

4  Perpetual investment. Date shown reflects the next call date.

5  Position is unsettled. Contract rate was not determined at January 31, 2024 and does not take effect until settlement.

6  Rates shown reflect yield at January 31, 2024.

See accompanying notes to financial statements.

PACE Strategic Fixed Income Investments

Performance (unaudited)

For the six-months ended January 31, 2024, the Portfolio's Class P shares returned 4.47% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg US Government/Credit Bond Index (the "benchmark") returned 3.28%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 47. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Investment Manager's comments (unaudited)2

The portfolio outperformed its benchmark over the reporting period. Duration management, spread sectors and asset backed securities were the main drivers of performance. Actively managing exposures along the yield curve through the interest rate volatility of the period was additive. Tactical exposure to high yield bonds, agency mortgage-backed securities (MBS), and commercial mortgage-backed securities (CMBS) were positive drivers of performance. Additionally, security selection in investment grade credit and emerging market bonds were additive for returns. A small allocation to municipal bonds detracted as did exposure to the Japanese yen and British pound.

Overall, derivative usage was mixed for performance during the period, primarily driven by derivatives used to adjust interest rate exposure and credit exposure. The Portfolio used a combination of government bond futures and interest rate swaps to adjust interest rate and yield curve exposures, as well as to substitute for physical securities. Credit default swaps were used to manage credit exposure in lieu of the direct buying or selling of physical securities. The use of currency forwards to manage currency exposure detracted from returns.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Strategic Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) LLC ("UBS AM")

Investment Subadvisors:

Pacific Investment Management Company LLC ("PIMCO");

Neuberger Berman Investment Advisers LLC ("Neuberger Berman")
Brown Brothers Harriman & Co. ("BBH")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, David Kelly, Christopher Andersen, CFA, and Eileen Wong (since May 2023)

PIMCO: Mohit Mittal, Michael Cudzil and Marc Seidner

Neuberger Berman: Thanos Bardas, David M. Brown, Adam Grotzinger, Bradley C. Tank and Ashok Bhatia

BBH: Andrew Hofer, Neil Hohmann, Paul Kunz

Objective:

Total return consisting of income and capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A strategy that focuses on those areas of the bond market that the subadvisor considers undervalued.

• An "opportunistic fixed income" strategy that employs a consistently applied, risk managed

(continued on next page)

PACE Strategic Fixed Income Investments

Investment process
(concluded)

approach to portfolio management that leverages the subadvisor's proprietary fundamental research capabilities, decision making frameworks and quantitative risk management tools.

• A strategy that seeks to invest in a diversified portfolio of fixed income instruments that are performing, durable, and available at an attractive valuation, including floating or variable rate debt instruments.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return consisting of income and capital appreciation and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Strategic Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/24	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	4.42%	3.91%	1.63%	2.12%
Class Y2	4.47	4.09	1.88	2.35
Class P3	4.47	4.18	1.89	2.37
After deducting maximum sales charge
Class A1	0.53	(0.01)	0.86	1.72
Bloomberg U.S. Government/Credit Bond Index[4]	3.28	2.39	1.13	1.80

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 28, 2023 were as follows: Class A—1.12% and 1.05%; Class Y—1.03% and 0.80%; and Class P—0.89% and 0.80%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) LLC ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2024 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—0.90%; Class Y—0.65%; and Class P—0.65%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg US Government/Credit Bond Index is an unmanaged index composed of US government, government-related and investment-grade US corporate issues and non-corporate foreign debentures, denominated in US dollars with at least one year to maturity. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

PACE Strategic Fixed Income Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of January 31, 2024

Characteristics
Weighted average duration	6.13 yrs.
Weighted average maturity	6.59 yrs.
Average coupon	5.29%
Top ten fixed income holdings
U.S. Treasury Bonds, 3.625% due 02/15/53	2.4%
U.S. Treasury Bonds, 3.250% due 05/15/42	2.1
U.S. Treasury Notes, 0.500% due 08/31/27	1.5
Uniform Mortgage-Backed Security, TBA, 4.000%	1.4
Uniform Mortgage-Backed Security, TBA, 5.500%	0.9
Federal National Mortgage Association, 3.500% due 06/01/52	0.8
Uniform Mortgage-Backed Security, TBA, 5.500%	0.7
Regional Management Issuance Trust, 8.510% due 11/17/32	0.7
Swiss Re Finance Luxembourg SA, 5.000% due 04/02/49	0.7
SBA Tower Trust, 6.599% due 01/15/28	0.7
Total	11.9%
Top five issuer breakdown by country or territory of origin
United States	93.3%
United Kingdom	4.2
Bermuda	1.1
Cayman Islands	1.1
New Zealand	1.1
Total	100.8%
Asset allocation
Corporate bonds	49.8%
Asset-backed securities	14.9
U.S. government agency obligations	10.5
Mortgage-backed securities	10.2
U.S. Treasury obligations	9.8
Loan assignments	6.3
Short-term U.S. Treasury obligations	1.1
Non-U.S. government agency obligations	0.8
Common stocks	0.7
Exchange traded funds	0.3
Municipal bonds	0.3
Short-term investments	3.3
Investments of Cash Collateral from Securities Loaned	2.4
Options and Swaptions Purchased	0.0 †
Cash equivalents and liabilities in excess of other assets	(10.4)
Total	100.0%

1  The portfolio is actively managed and its composition will vary over time.

†  Amount is less than 0.05% or (0.05%)

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]	Value
Asset-backed securities—14.9%
Accredited Mortgage Loan Trust, Series 2004-2, Class A1, 1 mo. USD Term SOFR + 0.404%, 6.030%, due 07/25/34[2]	290,970	$281,914
Adams Outdoor Advertising LP, Series 2023-1, Class A2, 6.967%, due 07/15/53[3]	980,000	998,772
Aligned Data Centers Issuer LLC, Series 2022-1A, Class A2, 6.350%, due 10/15/47[3]	3,000,000	3,016,549
Antares CLO Ltd., Series 2019-1A, Class BR, 3 mo. USD Term SOFR + 3.350%, 8.713%, due 01/20/36[2,3]	2,270,000	2,276,063
Avis Budget Rental Car Funding AESOP LLC, Series 2021-2A, Class B, 1.900%, due 02/20/28[3]	122,000	110,040
Series 2023-2A, Class C, 6.180%, due 10/20/273	135,000	135,606
Series 2023-4A, Class A, 5.490%, due 06/20/29[3]	2,100,000	2,126,234
Series 2024-1A, Class B, 5.850%, due 06/20/30[3]	135,000	136,828
BHG Securitization Trust, Series 2022-C, Class B, 5.930%, due 10/17/35[3]	2,340,000	2,330,237
BPCRE Ltd., Series 2022-FL2, Class A, 1 mo. USD Term SOFR + 2.400%, 7.735%, due 01/16/37[2,3]	426,083	426,678
CARS-DB7 LP, Series 2023-1A, Class A2, 6.500%, due 09/15/53[3,4]	1,175,083	1,172,159
CHEC Loan Trust, Series 2004-2, Class M1, 1 mo. USD Term SOFR + 1.074%, 6.410%, due 06/25/34[2]	202,723	201,035
CLI Funding VIII LLC, Series 2023-1A, Class A, 6.310%, due 06/18/48[3]	1,203,234	1,246,486
Credit Acceptance Auto Loan Trust, Series 2022-3A, Class C, 8.450%, due 02/15/33[3]	3,050,000	3,181,710
CyrusOne Data Centers Issuer I LLC, Series 2023-1A, Class A2, 4.300%, due 04/20/48[3]	260,000	237,719
DataBank Issuer, Series 2023-1A, Class A2, 5.116%, due 02/25/53[3]	1,285,000	1,198,067
Delta Funding Home Equity Loan Trust, Series 1999-3, Class A1A, 1 mo. USD Term SOFR + 0.934%, 6.268%, due 09/15/29[2]	26,180	24,772
First Franklin Mortgage Loan Trust, Series 2006-FF13, Class A2D, 1 mo. USD Term SOFR + 0.594%, 5.930%, due 10/25/36[2]	995,471	635,174
	Face amount[1]	Value
Asset-backed securities—(continued)
FREED ABS Trust, Series 2022-4FP, Class B, 7.580%, due 12/18/29[3]	1,291,581	$1,295,503
Frontier Issuer LLC, Series 2023-1, Class A2, 6.600%, due 08/20/53[3]	303,000	305,113
FS Rialto Issuer LLC, Series 2022-FL4, Class A, 30 day USD SOFR Average + 1.900%, 7.245%, due 01/19/39[2,3]	800,000	796,872
Golub Capital Partners ABS Funding Ltd., Series 2022-1A, Class A2B, 6.580%, due 07/22/30[3]	2,580,000	2,437,758
GSAMP Trust, Series 2006-HE4, Class A1, 1 mo. USD Term SOFR + 0.394%, 5.730%, due 06/25/36[2]	556,631	535,217
HGI CRE CLO Ltd., Series 2022-FL3, Class A, 30 day USD SOFR Average + 1.700%, 7.046%, due 04/20/37[2,3]	800,000	798,672
Hilton Grand Vacations Trust, Series 2022-1D, Class D, 6.790%, due 06/20/34[3]	66,085	63,545
Series 2022-2A, Class A, 4.300%, due 01/25/37[3]	78,006	76,124
JP Morgan Mortgage Trust, Series 2023-HE3, Class M1, 30 day USD SOFR Average + 2.100%, 7.445%, due 05/25/54[2,3,4]	95,000	95,361
KREF Ltd., Series 2022-FL3, Class A, 1 mo. USD Term SOFR + 1.450%, 6.787%, due 02/17/39[2,3]	600,000	597,421
LoanCore Issuer Ltd., Series 2021-CRE6, Class A, 1 mo. USD Term SOFR + 1.414%, 6.748%, due 11/15/38[2,3]	693,690	683,618
M360 Ltd., Series 2021-CRE3, Class A, 1 mo. USD Term SOFR + 1.614%, 6.951%, due 11/22/38[2,3]	638,214	628,392
Mariner Finance Issuance Trust, Series 2022-AA, Class B, 7.200%, due 10/20/37[3]	2,431,000	2,459,908
MCF CLO Ltd., Series 2023-1A, Class C, 3 mo. USD Term SOFR + 4.200%, 9.514%, due 04/15/35[2,3]	820,000	824,841
MetroNet Infrastructure Issuer LLC, Series 2022-1A, Class A2, 6.350%, due 10/20/52[3]	289,000	286,445
MF1 Ltd., Series 2022-FL8, Class A, 1 mo. USD Term SOFR + 1.350%, 6.687%, due 02/19/37[2,3]	600,000	595,585

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]	Value
Asset-backed securities—(continued)
Monroe Capital ABS Funding II Ltd., Series 2023-1A, Class A1, 6.650%, due 04/22/33[3,4]	2,170,000	$2,186,344
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-HE1, Class M2, 1 mo. USD Term SOFR + 0.819%, 6.155%, due 12/25/34[2]	129,983	120,247
MVW LLC, Series 2022-1A, Class B, 4.400%, due 11/21/39[3]	120,647	116,035
Series 2023-2A, Class C, 7.060%, due 11/20/40[3]	101,639	103,618
Navient Private Education Refi Loan Trust, Series 2021-BA, Class A, 0.940%, due 07/15/69[3]	47,713	41,816
Series 2021-EA, Class A, 0.970%, due 12/16/69[3]	162,078	140,705
Series 2021-FA, Class A, 1.110%, due 02/18/70[3]	502,390	428,822
Series 2021-GA, Class A, 1.580%, due 04/15/70[3]	187,545	163,333
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class A1, 1.910%, due 10/20/61[3]	1,500,000	1,319,579
NextGear Floorplan Master Owner Trust, Series 2023-1A, Class A2, 5.740%, due 03/15/28[3]	2,250,000	2,286,665
NFAS2 LLC, Series 2022-1, Class B, 7.590%, due 09/15/28[3]	1,460,000	1,441,635
NMEF Funding LLC, Series 2022-B, Class A2, 6.070%, due 06/15/29[3]	2,202,220	2,214,195
OneMain Financial Issuance Trust, Series 2022-2A, Class A, 4.890%, due 10/14/34[3]	288,000	286,112
Series 2022-3A, Class A, 5.940%, due 05/15/34[3]	2,120,000	2,134,813
Oportun Issuance Trust, Series 2022-3, Class B, 8.533%, due 01/08/30[3]	3,040,000	3,057,571
Oxford Finance Funding Trust, Series 2023-1A, Class B, 7.879%, due 02/15/31[3]	2,560,000	2,501,128
Prestige Auto Receivables Trust, Series 2021-1A, Class D, 2.080%, due 02/15/28[3]	179,000	164,259
Series 2021-1A, Class C, 1.530%, due 02/15/28[3]	121,000	114,944
Regional Management Issuance Trust, Series 2022-2B, Class B, 8.510%, due 11/17/32[3]	3,140,000	3,232,360
Residential Asset Securities Corporation Trust, Series 2005-KS11, Class M2, 1 mo. USD Term SOFR + 0.744%, 6.080%, due 12/25/35[2]	109,349	108,656
	Face amount[1]	Value
Asset-backed securities—(continued)
Retained Vantage Data Centers Issuer LLC, Series 2023-1A, Class A2A, 5.000%, due 09/15/48[3]	1,790,000	$1,696,415
Santander Drive Auto Receivables Trust, Series 2022-7, Class C, 6.690%, due 03/17/31	3,000,000	3,085,183
Series 2024-1, Class C, 5.450%, due 03/15/30	50,000	50,380
Saxon Asset Securities Trust, Series 2004-1, Class M1, 1 mo. USD Term SOFR + 0.909%, 1.994%, due 03/25/35[2]	64,507	61,281
Series 2006-1, Class M1, 1 mo. USD Term SOFR + 0.579%, 5.915%, due 03/25/36[2]	801,323	752,282
SFS Auto Receivables Securitization Trust, Series 2024-1A, Class C, 5.510%, due 01/20/32[3]	58,000	58,426
Sierra Timeshare Receivables Funding LLC, Series 2021-2A, Class C, 1.950%, due 09/20/38[3]	63,955	59,587
Series 2021-2A, Class B, 1.800%, due 09/20/38[3]	27,100	25,473
Series 2022-2A, Class B, 5.040%, due 06/20/40[3]	119,188	117,552
Series 2023-2A, Class C, 7.300%, due 04/20/40[3]	98,986	101,436
Series 2023-3A, Class C, 7.120%, due 09/20/40[3]	116,735	118,792
SoFi Professional Loan Program LLC, Series 2019-C, Class BFX, 3.050%, due 11/16/48[3]	158,000	134,539
Stack Infrastructure Issuer LLC, Series 2023-1A, Class A2, 5.900%, due 03/25/48[3]	950,000	942,948
Series 2023-3A, Class A2, 5.900%, due 10/25/48[3]	185,000	184,108
Store Master Funding I-VII XIV XIX XX, Series 2021-1A, Class A1, 2.120%, due 06/20/51[3]	1,352,304	1,150,607
Structured Asset Securities Corp., Series 2005-WF1, Class M1, 1 mo. USD Term SOFR + 0.774%, 6.110%, due 02/25/35[2]	16,534	16,673
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2001-SB1, Class A2, 3.375%, due 08/25/31	30,912	30,767
TAL Advantage VII LLC, Series 2020-1A, Class A, 2.050%, due 09/20/45[3]	65,000	59,273
TierPoint Issuer LLC, Series 2023-1A, Class A2, 6.000%, due 06/25/53[3]	1,020,000	989,896
Towd Point Mortgage Trust, Series 2024-CES1, Class A1B, 6.049%, due 01/25/64[2,3]	100,000	99,998

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]	Value
Asset-backed securities—(concluded)
Series 2024-CES1, Class A1A, 5.848%, due 01/25/64[2,3]	145,000	$144,998
U.S. Bank NA, Series 2023-1, Class B, 6.789%, due 08/25/32[3]	232,539	234,054
U.S. Small Business Administration, Series 2005-20H, Class 1, 5.110%, due 08/01/25	28,954	28,709
Series 2007-20D, Class 1, 5.320%, due 04/01/27	117,540	115,741
Vantage Data Centers Issuer LLC, Series 2023-1A, Class A2, 6.316%, due 03/16/48[3]	1,370,000	1,377,585
VMC Finance LLC, Series 2022-FL5, Class A, 30 day USD SOFR Average + 1.900%, 7.245%, due 02/18/39[2,3]	800,000	789,748
Willis Engine Structured Trust VII, Series 2023-A, Class A, 8.000%, due 10/15/48[3]	782,542	813,538
Total asset-backed securities (cost—$66,918,099)		67,619,244
Corporate bonds—49.8%
Advertising—0.0%†
Clear Channel Outdoor Holdings, Inc. 5.125%, due 08/15/27[3]	20,000	18,836
9.000%, due 09/15/28[3]	15,000	15,593
		34,429
Aerospace & defense—1.0%
Boeing Co. 2.750%, due 02/01/26	300,000	286,381
3.250%, due 02/01/28	1,900,000	1,782,673
3.450%, due 11/01/28[5]	200,000	187,390
5.805%, due 05/01/50	405,000	405,585
5.930%, due 05/01/60	100,000	99,844
Bombardier, Inc. 6.000%, due 02/15/28[3]	10,000	9,743
8.750%, due 11/15/30[3]	10,000	10,495
L3Harris Technologies, Inc. 5.400%, due 07/31/33	110,000	113,304
RTX Corp. 5.750%, due 11/08/26	100,000	102,581
6.100%, due 03/15/34	100,000	108,533
Spirit AeroSystems, Inc. 9.375%, due 11/30/29[3]	953,000	1,032,553
TransDigm, Inc. 6.250%, due 03/15/26[3]	95,000	94,354
6.750%, due 08/15/28[3]	70,000	71,145
6.875%, due 12/15/30[3]	45,000	46,053
7.500%, due 03/15/27	35,000	35,091
		4,385,725
	Face amount[1]		Value
Corporate bonds—(continued)
Agriculture—0.3%
BAT Capital Corp. 6.343%, due 08/02/30		200,000	$210,585
Cargill, Inc. 5.125%, due 10/11/32[3]		1,085,000	1,103,317
Darling Ingredients, Inc. 6.000%, due 06/15/30[3]		15,000	14,907
Imperial Brands Finance PLC 3.500%, due 07/26/26[3]		200,000	191,399
			1,520,208
Airlines—0.3%
Air Canada 3.875%, due 08/15/26[3]		40,000	38,043
American Airlines Pass-Through Trust 2012-1, Class AA, 3.200%, due 06/15/28		202,350	185,509
Series 2015-2, Class AA, 3.600%, due 09/22/27		193,412	181,749
American Airlines, Inc. 7.250%, due 02/15/28[3,5]		25,000	25,339
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.500%, due 04/20/26[3]		75,000	74,176
5.750%, due 04/20/29[3]		105,000	103,113
Continental Airlines Pass-Through Trust 2012-2, Class A, 4.000%, due 10/29/24		100,559	98,947
JetBlue Pass-Through Trust Series 2019, Class A, 2.950%, due 05/15/28		245,132	210,907
Spirit Airlines Pass-Through Trust Series 2015-1A, 4.100%, due 04/01/28		56,324	51,117
United Airlines Holdings, Inc. 4.875%, due 01/15/25		25,000	24,750
5.000%, due 02/01/24		25,000	25,000
United Airlines Pass-Through Trust 2012-2, Class A, 4.150%, due 04/11/24		144,961	144,462
United Airlines, Inc. 4.625%, due 04/15/29[3]		35,000	32,376
VistaJet Malta Finance PLC/Vista Management Holding, Inc. 9.500%, due 06/01/28[3,5]		50,000	42,369
			1,237,857
Apparel—0.1%
Birkenstock Financing SARL 5.250%, due 04/30/29[6]	EUR	100,000	107,087
Crocs, Inc. 4.125%, due 08/15/31[3]		25,000	21,309
Tapestry, Inc. 7.700%, due 11/27/30		100,000	105,990
William Carter Co. 5.625%, due 03/15/27[3]		10,000	9,814
			244,200

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Auto manufacturers—0.8%
American Honda Finance Corp. Secured Overnight Financing Rate Index + 0.670%, 6.016%, due 01/10/25[2]		200,000	$200,500
Secured Overnight Financing Rate Index + 0.700%, 6.059%, due 11/22/24[2]		100,000	100,263
Daimler Truck Finance North America LLC 2.000%, due 12/14/26[3]		200,000	184,616
Secured Overnight Financing Rate + 0.750%, 6.105%, due 12/13/24[2,3]		200,000	200,125
Ford Motor Co. 3.250%, due 02/12/32		15,000	12,417
5.291%, due 12/08/46[5]		65,000	57,536
9.625%, due 04/22/30		50,000	58,637
Ford Motor Credit Co. LLC 3.375%, due 11/13/25		200,000	191,947
4.125%, due 08/17/27		5,000	4,749
4.389%, due 01/08/26		10,000	9,746
5.800%, due 03/05/27[5]		200,000	201,278
6.800%, due 05/12/28		10,000	10,391
7.350%, due 11/04/27		25,000	26,297
Hyundai Capital America 0.875%, due 06/14/24[3]		200,000	196,403
5.250%, due 01/08/27[3]		200,000	201,575
5.875%, due 04/07/25[3]		200,000	201,040
5.950%, due 09/21/26[3]		100,000	101,963
Jaguar Land Rover Automotive PLC 4.500%, due 07/15/28[6]	EUR	200,000	212,479
Nissan Motor Acceptance Co. LLC 2.000%, due 03/09/26[3]		100,000	92,411
2.750%, due 03/09/28[3]		200,000	177,230
Nissan Motor Co. Ltd. 3.522%, due 09/17/25[3]		200,000	193,242
4.810%, due 09/17/30[3]		200,000	187,004
Volkswagen Bank GmbH 2.500%, due 07/31/26[6]	EUR	700,000	737,480
Volkswagen Group of America Finance LLC 2.850%, due 09/26/24[3]		200,000	196,487
			3,755,816
Auto parts & equipment—0.1%
Adient Global Holdings Ltd. 8.250%, due 04/15/31[3,5]		5,000	5,280
Clarios Global LP 6.750%, due 05/15/25[3]		20,000	19,985
Dana, Inc. 4.500%, due 02/15/32		10,000	8,598
5.625%, due 06/15/28		5,000	4,839
Goodyear Tire & Rubber Co. 5.000%, due 05/31/26[5]		15,000	14,708
5.000%, due 07/15/29[5]		50,000	46,927
5.250%, due 04/30/31		55,000	50,049
IHO Verwaltungs GmbH 6.375% Cash or 7.125% PIK, 6.375%, due 05/15/29[3,7]		20,000	19,882
	Face amount[1]		Value
Corporate bonds—(continued)
Auto parts & equipment—(concluded)
4.625% PIK, 3.875%, due 05/15/27[6,7]	EUR	100,000	$104,666
ZF Europe Finance BV 3.000%, due 10/23/29[6]		200,000	196,061
ZF North America Capital, Inc. 6.875%, due 04/14/28[3]		40,000	41,204
7.125%, due 04/14/30[3]		15,000	15,825
			528,024
Banks—14.0%
ABN AMRO Bank NV (fixed, converts to FRN on 03/13/32), 3.324%, due 03/13/37[2,3]		200,000	160,150
(fixed, converts to FRN on 10/13/25), 6.575%, due 10/13/26[2,3]		200,000	203,053
ASB Bank Ltd. (fixed, converts to FRN on 06/17/27), 5.284%, due 06/17/32[2,3]		1,700,000	1,679,344
5.398%, due 11/29/27[3]		1,680,000	1,711,605
Australia & New Zealand Banking Group Ltd. Series 3A2, 5.671%, due 10/03/25		250,000	253,896
Banco Santander SA 4.379%, due 04/12/28		200,000	193,738
5.147%, due 08/18/25		200,000	199,100
(fixed, converts to FRN on 02/08/24), 7.500%, due 02/08/24[2,6,8]		200,000	200,000
Bank of America Corp. (fixed, converts to FRN on 02/13/30), 2.496%, due 02/13/31[2]		290,000	250,723
(fixed, converts to FRN on 04/29/30), 2.592%, due 04/29/31[2]		200,000	173,191
(fixed, converts to FRN on 02/04/32), 2.972%, due 02/04/33[2]		270,000	230,338
(fixed, converts to FRN on 04/24/27), 3.705%, due 04/24/28[2]		100,000	96,117
Series MM, (fixed, converts to FRN on 01/28/25), 4.300%, due 01/28/25[2,8]		20,000	19,277
Series RR, (fixed, converts to FRN on 01/27/27), 4.375%, due 01/27/27[2,8]		145,000	132,411
(fixed, converts to FRN on 04/27/27), 4.376%, due 04/27/28[2]		250,000	245,110
(fixed, converts to FRN on 07/22/27), 4.948%, due 07/22/28[2]		225,000	225,435
(fixed, converts to FRN on 01/23/34), 5.468%, due 01/23/35[2]		130,000	132,385
(fixed, converts to FRN on 09/15/28), 5.819%, due 09/15/29[2]		200,000	206,783
Series AA, (fixed, converts to FRN on 03/17/25), 6.100%, due 03/17/25[2,8]		195,000	194,880
Series X, (fixed, converts to FRN on 09/05/24), 6.250%, due 09/05/24[2,8]		47,000	46,818

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Banks—(continued)
Bank of Montreal 5.300%, due 06/05/26	105,000	$106,082
Bank of New York Mellon Corp. (fixed, converts to FRN on 02/07/27), 3.442%, due 02/07/28[2]	1,760,000	1,697,052
Series H, (fixed, converts to FRN on 03/20/26), 3.700%, due 03/20/26[2,8]	23,000	21,677
Series I, (fixed, converts to FRN on 12/20/26), 3.750%, due 12/20/26[2,8]	75,000	67,266
Bank of New Zealand 4.846%, due 02/07/28[3]	1,390,000	1,388,575
Bank of Nova Scotia 5.350%, due 12/07/26	170,000	172,438
Banque Federative du Credit Mutuel SA 4.753%, due 07/13/27[3]	200,000	199,308
5.896%, due 07/13/26[3]	200,000	204,186
Barclays PLC 4.836%, due 05/09/28	535,000	520,690
(fixed, converts to FRN on 05/16/28), 4.972%, due 05/16/29[2]	200,000	196,715
(fixed, converts to FRN on 09/13/33), 6.692%, due 09/13/34[2]	250,000	266,408
(fixed, converts to FRN on 11/02/32), 7.437%, due 11/02/33[2]	400,000	445,838
(fixed, converts to FRN on 09/15/29), 8.000%, due 03/15/29[2,8]	200,000	193,462
BNP Paribas SA 3.375%, due 01/09/25[3]	200,000	196,176
(fixed, converts to FRN on 01/12/27), 4.625%, due 01/12/27[2,3,8]	200,000	177,830
(fixed, converts to FRN on 03/25/24), 6.625%, due 03/25/24[2,3,8]	200,000	199,701
BPCE SA (fixed, converts to FRN on 10/19/28), 6.714%, due 10/19/29[2,3]	250,000	262,938
Citibank NA 5.864%, due 09/29/25	100,000	101,832
Citigroup, Inc. (fixed, converts to FRN on 01/10/27), 3.887%, due 01/10/28[2]	755,000	733,182
(fixed, converts to FRN on 03/31/30), 4.412%, due 03/31/31[2]	1,745,000	1,679,108
Series V, (fixed, converts to FRN on 01/30/25), 4.700%, due 01/30/25[2,8]	22,000	20,941
Series U, (fixed, converts to FRN on 09/12/24), 5.000%, due 09/12/24[2,8]	39,000	38,447
Series Z, (fixed, converts to FRN on 05/15/28), 7.375%, due 05/15/28[2,5,8]	140,000	142,347
Citizens Financial Group, Inc. (fixed, converts to FRN on 01/23/29), 5.841%, due 01/23/30[2]	45,000	45,313
	Face amount[1]	Value
Corporate bonds—(continued)
Banks—(continued)
Series C, (fixed, converts to FRN on 04/06/24), 6.375%, due 04/06/24[2,8]	80,000	$75,770
Series B, 3 mo. USD Term SOFR + 3.265%, 8.594%, due 04/06/24[2,8]	60,000	56,918
Comerica Bank 4.000%, due 07/27/25[5]	1,020,000	992,214
(fixed, converts to FRN on 08/25/32), 5.332%, due 08/25/33[2]	1,690,000	1,553,660
Deutsche Bank AG (fixed, converts to FRN on 11/26/24), 3.961%, due 11/26/25[2]	200,000	196,762
(fixed, converts to FRN on 11/20/28), 6.819%, due 11/20/29[2]	200,000	210,169
Fifth Third Bancorp (fixed, converts to FRN on 11/01/26), 1.707%, due 11/01/27[2]	40,000	36,237
(fixed, converts to FRN on 04/25/32), 4.337%, due 04/25/33[2]	105,000	97,092
(fixed, converts to FRN on 07/28/29), 4.772%, due 07/28/30[2]	35,000	34,076
(fixed, converts to FRN on 01/29/31), 5.631%, due 01/29/32[2]	40,000	40,376
(fixed, converts to FRN on 10/27/27), 6.361%, due 10/27/28[2]	2,430,000	2,509,219
Series H, 3 mo. USD Term SOFR + 3.295%, 8.625%, due 03/04/24[2,8]	115,000	112,298
Goldman Sachs Group, Inc. (fixed, converts to FRN on 10/21/26), 1.948%, due 10/21/27[2]	100,000	91,968
(fixed, converts to FRN on 04/22/31), 2.615%, due 04/22/32[2]	615,000	518,928
(fixed, converts to FRN on 09/29/24), 3.272%, due 09/29/25[2]	200,000	196,958
3.500%, due 04/01/25	100,000	98,108
Series U, (fixed, converts to FRN on 08/10/26), 3.650%, due 08/10/26[2,8]	45,000	40,492
Series T, (fixed, converts to FRN on 05/10/26), 3.800%, due 05/10/26[2,8]	20,000	18,182
Series V, (fixed, converts to FRN on 11/10/26), 4.125%, due 11/10/26[2,8]	50,000	45,489
(fixed, converts to FRN on 08/23/27), 4.482%, due 08/23/28[2]	265,000	261,078
Series R, (fixed, converts to FRN on 02/10/25), 4.950%, due 02/10/25[2,8]	39,000	38,064
Series O, (fixed, converts to FRN on 11/10/26), 5.300%, due 11/10/26[2,8]	44,000	43,637
(fixed, converts to FRN on 10/24/33), 6.561%, due 10/24/34[2]	50,000	55,102

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Banks—(continued)
3 mo. USD Term SOFR + 2.012%, 7.331%, due 10/28/27[2]	200,000	$204,488
Grupo Aval Ltd. 4.375%, due 02/04/30[3]	70,000	57,743
HSBC Holdings PLC (fixed, converts to FRN on 06/04/30), 2.848%, due 06/04/31[2]	2,000,000	1,728,647
(fixed, converts to FRN on 09/09/31), 4.700%, due 03/09/31[2,8]	200,000	162,652
(fixed, converts to FRN on 08/11/32), 5.402%, due 08/11/33[2]	200,000	200,691
(fixed, converts to FRN on 03/09/33), 6.254%, due 03/09/34[2,5]	600,000	637,161
(fixed, converts to FRN on 11/03/27), 7.390%, due 11/03/28[2]	1,205,000	1,293,884
Huntington Bancshares, Inc. (fixed, converts to FRN on 08/04/27), 4.443%, due 08/04/28[2]	830,000	806,630
Series G, (fixed, converts to FRN on 10/15/27), 4.450%, due 10/15/27[2,8]	8,000	7,194
Series F, (fixed, converts to FRN on 07/15/30), 5.625%, due 07/15/30[2,8]	19,000	17,531
(fixed, converts to FRN on 02/02/34), 5.709%, due 02/02/35[2]	85,000	85,608
Series E, 3 mo. USD Term SOFR + 3.142%, 8.456%, due 04/15/24[2,8]	124,000	120,578
Huntington National Bank 5.650%, due 01/10/30	1,645,000	1,668,077
ING Groep NV (fixed, converts to FRN on 03/28/25), 3.869%, due 03/28/26[2]	1,800,000	1,769,459
(fixed, converts to FRN on 11/16/27), 3.875%, due 05/16/27[2,8]	227,000	186,120
(fixed, converts to FRN on 11/16/26), 5.750%, due 11/16/26[2,8]	200,000	188,065
Secured Overnight Financing Rate + 1.560%, 6.916%, due 09/11/27[2]	200,000	202,120
Intesa Sanpaolo SpA Series XR, 4.000%, due 09/23/29[3]	200,000	183,916
7.200%, due 11/28/33[3]	200,000	214,267
(fixed, converts to FRN on 11/21/32), 8.248%, due 11/21/33[2,3]	200,000	219,325
JPMorgan Chase & Co. (fixed, converts to FRN on 06/23/24), 0.969%, due 06/23/25[2]	100,000	98,101
(fixed, converts to FRN on 09/22/26), 1.470%, due 09/22/27[2]	200,000	182,558
(fixed, converts to FRN on 06/01/27), 2.182%, due 06/01/28[2]	250,000	229,448
(fixed, converts to FRN on 02/24/27), 2.947%, due 02/24/28[2]	200,000	188,750
	Face amount[1]	Value
Corporate bonds—(continued)
Banks—(continued)
(fixed, converts to FRN on 01/23/28), 3.509%, due 01/23/29[2]	200,000	$190,110
(fixed, converts to FRN on 01/29/26), 3.960%, due 01/29/27[2,5]	100,000	98,186
(fixed, converts to FRN on 04/23/28), 4.005%, due 04/23/29[2]	650,000	628,330
Series HH, (fixed, converts to FRN on 02/01/25), 4.600%, due 02/01/25[2,8]	16,000	15,588
Series FFF, (fixed, converts to FRN on 08/01/24), 5.000%, due 08/01/24[2,8]	45,000	44,582
(fixed, converts to FRN on 07/24/28), 5.299%, due 07/24/29[2]	200,000	203,272
(fixed, converts to FRN on 01/23/34), 5.336%, due 01/23/35[2]	150,000	152,439
(fixed, converts to FRN on 10/22/26), 6.070%, due 10/22/27[2]	200,000	206,016
Series CC, 3 mo. USD Term SOFR + 2.842%, 8.148%, due 05/01/24[2,8]	45,000	45,113
KeyBank NA 5.850%, due 11/15/27[5]	1,435,000	1,438,573
Lloyds Bank PLC 0.000%, due 04/02/32[2,6,9]	2,200,000	1,415,238
Lloyds Banking Group PLC (fixed, converts to FRN on 03/18/27), 3.750%, due 03/18/28[2]	1,785,000	1,707,308
(fixed, converts to FRN on 01/05/34), 5.679%, due 01/05/35[2]	200,000	202,694
(fixed, converts to FRN on 11/15/32), 7.953%, due 11/15/33[2]	810,000	917,378
(fixed, converts to FRN on 03/27/30), 8.000%, due 09/27/29[2,8]	200,000	196,082
M&T Bank Corp. Series I, (fixed, converts to FRN on 09/01/26), 3.500%, due 09/01/26[2,8]	190,000	152,000
Series G, (fixed, converts to FRN on 08/01/24), 5.000%, due 08/01/24[2,8]	56,000	53,320
Mitsubishi UFJ Financial Group, Inc. 2.193%, due 02/25/25	200,000	193,864
Mizuho Financial Group, Inc. (fixed, converts to FRN on 05/22/29), 3.261%, due 05/22/30[2]	200,000	181,880
Morgan Stanley (fixed, converts to FRN on 09/16/31), 2.484%, due 09/16/36[2]	440,000	351,622
(fixed, converts to FRN on 01/22/30), 2.699%, due 01/22/31[2]	210,000	184,516
3.591%, due 07/22/28[2]	300,000	286,763
(fixed, converts to FRN on 02/01/28), 5.123%, due 02/01/29[2]	200,000	200,731
(fixed, converts to FRN on 07/20/28), 5.449%, due 07/20/29[2]	200,000	203,557

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Banks—(continued)
(fixed, converts to FRN on 01/18/34), 5.466%, due 01/18/35[2]	45,000	$45,923
(fixed, converts to FRN on 01/19/33), 5.948%, due 01/19/38[2]	90,000	91,895
(fixed, converts to FRN on 10/18/32), 6.342%, due 10/18/33[2]	1,380,000	1,489,037
Morgan Stanley Bank NA Secured Overnight Financing Rate + 1.080%, 6.424%, due 01/14/28[2]	250,000	251,198
NatWest Group PLC (fixed, converts to FRN on 11/28/30), 3.032%, due 11/28/35[2]	550,000	462,281
(fixed, converts to FRN on 05/22/27), 3.073%, due 05/22/28[2]	200,000	186,883
(fixed, converts to FRN on 03/02/33), 6.016%, due 03/02/34[2,5]	200,000	209,140
(fixed, converts to FRN on 11/10/25), 7.472%, due 11/10/26[2]	1,370,000	1,419,533
Nordea Bank Abp 1.500%, due 09/30/26[3]	200,000	183,001
PNC Financial Services Group, Inc. Series T, (fixed, converts to FRN on 09/15/26), 3.400%, due 09/15/26[2,8]	304,000	261,685
Series S, (fixed, converts to FRN on 11/01/26), 5.000%, due 11/01/26[2,8]	22,000	20,954
(fixed, converts to FRN on 01/21/27), 5.300%, due 01/21/28[2]	130,000	131,151
Series W, (fixed, converts to FRN on 03/15/30), 6.250%, due 03/15/30[2,8]	75,000	71,242
(fixed, converts to FRN on 10/20/33), 6.875%, due 10/20/34[2]	85,000	94,467
Royal Bank of Canada 4.950%, due 04/25/25	140,000	140,209
Santander Holdings USA, Inc. (fixed, converts to FRN on 01/06/27), 2.490%, due 01/06/28[2]	1,200,000	1,097,083
(fixed, converts to FRN on 09/09/25), 5.807%, due 09/09/26[2]	1,140,000	1,147,699
(fixed, converts to FRN on 03/09/28), 6.499%, due 03/09/29[2]	1,145,000	1,184,986
Santander U.K. Group Holdings PLC (fixed, converts to FRN on 01/10/28), 6.534%, due 01/10/29[2]	100,000	103,627
(fixed, converts to FRN on 11/21/25), 6.833%, due 11/21/26[2]	400,000	408,566
Skandinaviska Enskilda Banken AB (fixed, converts to FRN on 05/13/25), 5.125%, due 05/13/25[2,6,8]	200,000	194,000
Societe Generale SA (fixed, converts to FRN on 01/10/33), 6.691%, due 01/10/34[2,3]	300,000	314,303
	Face amount[1]	Value
Corporate bonds—(continued)
Banks—(continued)
Standard Chartered PLC (fixed, converts to FRN on 05/21/24), 3.785%, due 05/21/25[2,3]	200,000	$198,756
(fixed, converts to FRN on 02/19/29), 4.300%, due 08/19/28[2,3,8]	10,000	8,029
(fixed, converts to FRN on 07/06/26), 6.187%, due 07/06/27[2,3]	100,000	101,620
State Street Corp. (fixed, converts to FRN on 02/06/25), 1.746%, due 02/06/26[2,5]	115,000	110,940
(fixed, converts to FRN on 03/30/25), 2.901%, due 03/30/26[2]	80,000	77,849
(fixed, converts to FRN on 11/04/27), 5.820%, due 11/04/28[2]	740,000	766,905
Series I, (fixed, converts to FRN on 03/15/29), 6.700%, due 03/15/29[2,8]	85,000	84,787
Sumitomo Mitsui Financial Group, Inc. 1.902%, due 09/17/28	200,000	175,780
2.632%, due 07/14/26	145,000	137,624
3.010%, due 10/19/26	50,000	47,722
Svenska Handelsbanken AB 3.950%, due 06/10/27[3]	1,800,000	1,758,457
5.250%, due 06/15/26[3]	250,000	252,506
Toronto-Dominion Bank 0.750%, due 01/06/26	95,000	88,190
3.766%, due 06/06/25	100,000	98,515
Truist Financial Corp. (fixed, converts to FRN on 06/06/27), 4.123%, due 06/06/28[2]	1,720,000	1,674,011
Series Q, (fixed, converts to FRN on 09/01/30), 5.100%, due 03/01/30[2,8]	15,000	13,836
(fixed, converts to FRN on 01/26/33), 5.122%, due 01/26/34[2]	200,000	194,701
(fixed, converts to FRN on 06/08/33), 5.867%, due 06/08/34[2]	170,000	174,128
(fixed, converts to FRN on 10/28/32), 6.123%, due 10/28/33[2]	770,000	799,644
Series L, 3 mo. USD Term SOFR + 3.364%, 8.748%, due 12/15/24[2,5,8]	73,000	73,495
U.S. Bancorp Series N, (fixed, converts to FRN on 01/15/27), 3.700%, due 01/15/27[2,8]	205,000	176,752
(fixed, converts to FRN on 02/01/33), 4.839%, due 02/01/34[2]	200,000	192,249
(fixed, converts to FRN on 01/23/29), 5.384%, due 01/23/30[2]	65,000	65,770
Wells Fargo & Co. (fixed, converts to FRN on 10/30/24), 2.406%, due 10/30/25[2]	400,000	390,716
(fixed, converts to FRN on 02/11/30), 2.572%, due 02/11/31[2]	470,000	408,948

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Banks—(concluded)
(fixed, converts to FRN on 06/17/26), 3.196%, due 06/17/27[2]		200,000	$191,751
(fixed, converts to FRN on 03/02/32), 3.350%, due 03/02/33[2]		1,915,000	1,680,873
Series BB, (fixed, converts to FRN on 03/15/26), 3.900%, due 03/15/26[2,5,8]		60,000	56,220
(fixed, converts to FRN on 01/23/34), 5.499%, due 01/23/35[2]		130,000	132,584
(fixed, converts to FRN on 07/25/28), 5.574%, due 07/25/29[2]		200,000	204,403
(fixed, converts to FRN on 10/23/33), 6.491%, due 10/23/34[2]		130,000	141,823
(fixed, converts to FRN on 09/15/28), 7.625%, due 09/15/28[2,8]		50,000	52,376
Wells Fargo Bank NA 5.450%, due 08/07/26		100,000	101,604
5.550%, due 08/01/25		100,000	101,047
Westpac Banking Corp. (fixed, converts to FRN on 11/18/31), 3.020%, due 11/18/36[2]		240,000	198,571
5.512%, due 11/17/25		145,000	147,126
			63,466,009
Beverages—0.2%
Constellation Brands, Inc. 4.800%, due 01/15/29		100,000	100,455
JDE Peet's NV 4.500%, due 01/23/34[6]	EUR	200,000	225,651
Molson Coors Beverage Co. 4.200%, due 07/15/46		300,000	254,456
Suntory Holdings Ltd. 2.250%, due 10/16/24[3]		200,000	195,188
			775,750
Biotechnology—0.1%
Amgen, Inc. 5.750%, due 03/02/63		240,000	247,309
Regeneron Pharmaceuticals, Inc. 1.750%, due 09/15/30		300,000	247,820
			495,129
Building materials—0.1%
Builders FirstSource, Inc. 4.250%, due 02/01/32[3]		15,000	13,414
6.375%, due 06/15/32[3]		35,000	35,696
Camelot Return Merger Sub, Inc. 8.750%, due 08/01/28[3]		35,000	35,881
Carrier Global Corp. 5.800%, due 11/30/25[3]		200,000	202,876
Emerald Debt Merger Sub LLC 6.625%, due 12/15/30[3]		25,000	25,252
JELD-WEN, Inc. 4.875%, due 12/15/27[3,5]		40,000	37,929
Knife River Corp. 7.750%, due 05/01/31[3]		30,000	31,512
	Face amount[1]	Value
Corporate bonds—(continued)
Building materials—(concluded)
Masonite International Corp. 3.500%, due 02/15/30[3]	50,000	$43,014
5.375%, due 02/01/28[3]	20,000	19,501
Standard Industries, Inc. 3.375%, due 01/15/31[3]	15,000	12,755
4.375%, due 07/15/30[3]	30,000	27,262
4.750%, due 01/15/28[3]	50,000	47,821
Summit Materials LLC/Summit Materials Finance Corp. 7.250%, due 01/15/31[3]	15,000	15,584
		548,497
Chemicals—0.1%
Avient Corp. 7.125%, due 08/01/30[3,5]	50,000	51,286
Axalta Coating Systems Dutch Holding B BV 7.250%, due 02/15/31[3]	20,000	20,832
INEOS Finance PLC 6.750%, due 05/15/28[3,5]	60,000	58,676
INEOS FINANCE PLC 7.500%, due 04/15/29	10,000	9,933
International Flavors & Fragrances, Inc. 2.300%, due 11/01/30[3]	200,000	166,472
NOVA Chemicals Corp. 4.250%, due 05/15/29[3]	25,000	21,055
5.250%, due 06/01/27[3]	24,000	22,319
8.500%, due 11/15/28[3]	5,000	5,232
Olympus Water U.S. Holding Corp. 4.250%, due 10/01/28[3,5]	65,000	59,325
SNF Group SACA 3.125%, due 03/15/27[3]	30,000	27,703
Tronox, Inc. 4.625%, due 03/15/29[3]	75,000	66,218
WR Grace Holdings LLC 4.875%, due 06/15/27[3]	15,000	14,343
		523,394
Commercial services—0.7%
ADT Security Corp. 4.125%, due 08/01/29[3]	55,000	50,754
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL 4.625%, due 06/01/28[3]	20,000	18,001
APi Group DE, Inc. 4.125%, due 07/15/29[3]	25,000	22,876
4.750%, due 10/15/29[3]	30,000	28,090
ASGN, Inc. 4.625%, due 05/15/28[3]	55,000	52,017
Ashtead Capital, Inc. 5.500%, due 08/11/32[3]	1,700,000	1,690,957
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 8.000%, due 02/15/31[3]	20,000	19,958
CoStar Group, Inc. 2.800%, due 07/15/30[3]	200,000	171,797

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Commercial services—(concluded)
Duke University Series 2020, 2.682%, due 10/01/44		300,000	$223,860
Emory University Series 2020, 2.143%, due 09/01/30		200,000	174,318
GTCR W-2 Merger Sub LLC 7.500%, due 01/15/31[3]		45,000	46,747
GTCR W-2 Merger Sub LLC/GTCR W Dutch Finance Sub BV 8.500%, due 01/15/31[6]	GBP	100,000	136,008
HealthEquity, Inc. 4.500%, due 10/01/29[3]		45,000	42,014
Herc Holdings, Inc. 5.500%, due 07/15/27[3]		15,000	14,729
Korn Ferry 4.625%, due 12/15/27[3,5]		65,000	62,161
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.750%, due 04/15/26[3]		95,000	94,955
6.250%, due 01/15/28[3]		45,000	44,595
United Rentals North America, Inc. 3.750%, due 01/15/32		55,000	48,302
5.250%, due 01/15/30[5]		55,000	54,040
Verisure Midholding AB 5.250%, due 02/15/29[6]	EUR	100,000	102,985
Wand NewCo 3, Inc. 7.625%, due 01/30/32[3]		40,000	41,312
Williams Scotsman, Inc. 7.375%, due 10/01/31[3]		25,000	26,186
Worldline SA 4.125%, due 09/12/28[6]	EUR	100,000	107,023
ZipRecruiter, Inc. 5.000%, due 01/15/30[3,5]		30,000	26,722
			3,300,407
Computers—0.1%
Dell International LLC/EMC Corp. 5.850%, due 07/15/25		200,000	202,106
Presidio Holdings, Inc. 4.875%, due 02/01/27[3]		65,000	62,956
			265,062
Cosmetics/personal care—0.0%†
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC 6.625%, due 07/15/30[3]		40,000	40,743
Distribution & wholesale—0.0%†
H&E Equipment Services, Inc. 3.875%, due 12/15/28[3]		20,000	18,160
Resideo Funding, Inc. 4.000%, due 09/01/29[3]		50,000	43,326
Ritchie Bros Holdings, Inc. 6.750%, due 03/15/28[3]		15,000	15,301
7.750%, due 03/15/31[3]		25,000	26,345
	Face amount[1]	Value
Corporate bonds—(continued)
Distribution & wholesale—(concluded)
Windsor Holdings III LLC 8.500%, due 06/15/30[3]	45,000	$46,328
		149,460
Diversified financial services—2.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.300%, due 01/30/32	290,000	248,565
4.450%, due 04/03/26	200,000	196,433
5.100%, due 01/19/29	200,000	198,824
Ally Financial, Inc. 2.200%, due 11/02/28	200,000	171,533
Series B, (fixed, converts to FRN on 05/15/26), 4.700%, due 05/15/26[2,8]	145,000	117,517
Series C, (fixed, converts to FRN on 05/15/28), 4.700%, due 05/15/28[2,8]	164,000	124,640
5.750%, due 11/20/255	15,000	15,041
(fixed, converts to FRN on 01/03/29), 6.848%, due 01/03/30[2]	695,000	717,492
American Express Co. Series D, (fixed, converts to FRN on 09/15/26), 3.550%, due 09/15/26[2,8]	140,000	124,810
(fixed, converts to FRN on 07/28/33), 5.625%, due 07/28/34[2]	100,000	102,710
(fixed, converts to FRN on 10/30/25), 6.338%, due 10/30/26[2]	200,000	204,105
Avolon Holdings Funding Ltd. 5.750%, due 03/01/29[3]	200,000	198,588
Bread Financial Holdings, Inc. 9.750%, due 03/15/29[3]	1,805,000	1,802,816
Brightsphere Investment Group, Inc. 4.800%, due 07/27/26	755,000	719,470
Capital One Financial Corp. Series M, (fixed, converts to FRN on 09/01/26), 3.950%, due 09/01/26[2,5,8]	235,000	203,557
(fixed, converts to FRN on 05/10/27), 4.927%, due 05/10/28[2]	1,700,000	1,675,983
(fixed, converts to FRN on 02/01/29), 5.700%, due 02/01/30[2]	125,000	126,218
(fixed, converts to FRN on 06/08/33), 6.377%, due 06/08/34[2]	45,000	46,756
Charles Schwab Corp. Series H, (fixed, converts to FRN on 12/01/30), 4.000%, due 12/01/30[2,8]	256,000	212,519
Series G, (fixed, converts to FRN on 06/01/25), 5.375%, due 06/01/25[2,5,8]	15,000	14,788
(fixed, converts to FRN on 05/19/33), 5.853%, due 05/19/34[2]	135,000	139,845

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Diversified financial services—(concluded)
Discover Financial Services Series C, (fixed, converts to FRN on 10/30/27), 5.500%, due 10/30/27[2,5,8]		235,000	$193,322
Lazard Group LLC 4.375%, due 03/11/29		100,000	95,954
LeasePlan Corp. NV 2.875%, due 10/24/24[3]		200,000	196,161
Lehman Brothers Holdings, Inc. 0.000%, due 12/30/49[9,10]		1,900,000	1,900
1.000%, due 01/24/13[11]		4,500,000	4,500
1.000%, due 12/30/49		900,000	900
Navient Corp. Series A, 5.625%, due 01/25/25		100,000	97,659
OneMain Finance Corp. 3.500%, due 01/15/27		40,000	36,597
3.875%, due 09/15/28		45,000	39,492
7.125%, due 03/15/26[5]		70,000	70,954
Oxford Finance LLC/Oxford Finance Co.-Issuer II, Inc. 6.375%, due 02/01/27[3]		1,660,000	1,575,041
			9,674,690
Electric—5.8%
Adani Electricity Mumbai Ltd. 3.949%, due 02/12/30[3]		262,000	223,191
AES Corp. 2.450%, due 01/15/31[5]		200,000	166,917
Alexander Funding Trust II 7.467%, due 07/31/28[3]		1,475,000	1,557,488
Alliant Energy Finance LLC 5.950%, due 03/30/29[3]		100,000	103,992
Ameren Corp. 5.000%, due 01/15/29		200,000	201,141
American Electric Power Co., Inc. 5.950%, due 11/01/32		195,000	205,711
Appalachian Power Co. Series AA, 2.700%, due 04/01/31		200,000	172,436
Atlantica Sustainable Infrastructure PLC 4.125%, due 06/15/28[3,5]		1,495,000	1,384,015
AusNet Services Holdings Pty. Ltd. (fixed, converts to FRN on 09/11/26), 1.625%, due 03/11/81[2,6]	EUR	100,000	99,019
Avangrid, Inc. 3.800%, due 06/01/29		1,600,000	1,505,290
Black Hills Corp. 2.500%, due 06/15/30		200,000	168,909
Calpine Corp. 3.750%, due 03/01/31[3]		45,000	39,092
4.625%, due 02/01/29[3]		58,000	53,623
5.000%, due 02/01/31[3,5]		64,000	58,062
5.125%, due 03/15/28[3]		30,000	28,627
CenterPoint Energy Houston Electric LLC 5.200%, due 10/01/28		200,000	205,098
	Face amount[1]	Value
Corporate bonds—(continued)
Electric—(continued)
Clearway Energy Operating LLC 3.750%, due 01/15/32[3]	30,000	$25,480
Commonwealth Edison Co. 3.700%, due 03/01/45	745,000	595,157
Constellation Energy Generation LLC 6.125%, due 01/15/34	200,000	213,432
6.500%, due 10/01/53	50,000	55,884
Dominion Energy, Inc. Series C, 2.250%, due 08/15/31	200,000	164,926
Series C, (fixed, converts to FRN on 04/15/27), 4.350%, due 01/15/27[2,8]	60,000	54,178
5.375%, due 11/15/32	270,000	273,854
Duke Energy Florida LLC 5.950%, due 11/15/52	1,175,000	1,273,874
Duke Energy Progress LLC 2.000%, due 08/15/31	1,200,000	988,763
Edison International Series B, (fixed, converts to FRN on 03/15/27), 5.000%, due 12/15/26[2,8]	235,000	223,308
Series A, (fixed, converts to FRN on 03/15/26), 5.375%, due 03/15/26[2,8]	1,810,000	1,741,463
Electricite de France SA (fixed, converts to FRN on 12/06/28), 7.500%, due 09/06/28[2,6,8]	EUR 200,000	235,593
Elia Group SA (fixed, converts to FRN on 06/15/28), 5.850%, due 03/15/28[2,6,8]	100,000	111,161
Enel Finance America LLC 7.100%, due 10/14/27[3]	500,000	534,327
Eversource Energy 5.500%, due 01/01/34	80,000	80,917
5.950%, due 02/01/29[5]	100,000	104,003
Exelon Corp. 2.750%, due 03/15/27	200,000	188,098
Georgia Power Co. Secured Overnight Financing Rate Index + 0.750%, 6.111%, due 05/08/25[2,5]	200,000	200,492
IPALCO Enterprises, Inc. 4.250%, due 05/01/30	200,000	187,738
Leeward Renewable Energy Operations LLC 4.250%, due 07/01/29[3]	25,000	22,582
MidAmerican Energy Co. 3.650%, due 04/15/29	1,400,000	1,340,775
Monongahela Power Co. 3.550%, due 05/15/27[3]	1,800,000	1,721,930
National Rural Utilities Cooperative Finance Corp. 4.800%, due 03/15/28	100,000	101,233
Nevada Power Co. Series GG, 5.900%, due 05/01/53	1,245,000	1,315,580

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Electric—(concluded)
New York State Electric & Gas Corp. 2.150%, due 10/01/31[3]		1,400,000	$1,125,007
NextEra Energy Capital Holdings, Inc. 3.550%, due 05/01/27		1,700,000	1,637,088
5.749%, due 09/01/25		165,000	166,666
Niagara Mohawk Power Corp. 4.278%, due 12/15/28[3]		300,000	288,802
NRG Energy, Inc. 3.375%, due 02/15/29[3]		25,000	22,054
3.625%, due 02/15/31[3]		50,000	42,887
3.875%, due 02/15/32[3]		3,000	2,573
5.250%, due 06/15/29[3,5]		50,000	47,943
(fixed, converts to FRN on 03/15/28), 10.250%, due 03/15/28[2,3,8]		40,000	42,157
Orsted AS (fixed, converts to FRN on 12/08/28), 5.250%, due 12/08/22[2,6]	EUR	200,000	218,308
Pacific Gas & Electric Co. 3.150%, due 01/01/26		100,000	96,137
3.400%, due 08/15/24		200,000	197,653
3.750%, due 02/15/24		200,000	199,758
4.300%, due 03/15/45		425,000	339,115
6.400%, due 06/15/33		200,000	212,311
6.950%, due 03/15/34		100,000	110,147
PacifiCorp 2.700%, due 09/15/30		100,000	87,242
5.100%, due 02/15/29[5]		200,000	202,393
5.450%, due 02/15/34		90,000	91,216
Southern California Edison Co. 5.850%, due 11/01/27		100,000	104,025
5.950%, due 11/01/32		775,000	826,099
Southern Co. Series A, 3.700%, due 04/30/30		200,000	188,109
Series B, (fixed, converts to FRN on 01/15/26), 4.000%, due 01/15/51[2]		435,000	418,053
Southwestern Electric Power Co. Series M, 4.100%, due 09/15/28		200,000	193,993
SSE PLC (fixed, converts to FRN on 04/21/28), 4.000%, due 01/21/28[2,6,8]	EUR	100,000	104,965
Vattenfall AB (fixed, converts to FRN on 08/17/28), 6.875%, due 08/17/83[2,6]	GBP	100,000	128,722
Vistra Operations Co. LLC 4.375%, due 05/01/29[3]		25,000	22,955
5.000%, due 07/31/27[3]		105,000	101,723
5.500%, due 09/01/26[3]		10,000	9,908
6.950%, due 10/15/33[3]		1,125,000	1,188,912
WEC Energy Group, Inc. 1.800%, due 10/15/30		200,000	163,704
			26,507,984
	Face amount[1]		Value
Corporate bonds—(continued)
Electrical components & equipment—0.0%†
Energizer Holdings, Inc. 4.375%, due 03/31/29[3]		25,000	$22,630
4.750%, due 06/15/28[3]		30,000	27,915
6.500%, due 12/31/27[3,5]		20,000	19,909
EnerSys 6.625%, due 01/15/32[3]		25,000	25,291
			95,745
Electronics—0.1%
Honeywell International, Inc. 4.125%, due 11/02/34	EUR	200,000	227,106
Imola Merger Corp. 4.750%, due 05/15/29[3]		100,000	93,115
Sensata Technologies BV 4.000%, due 04/15/29[3]		20,000	18,311
5.875%, due 09/01/30[3]		35,000	34,589
TTM Technologies, Inc. 4.000%, due 03/01/29[3]		15,000	13,521
			386,642
Energy-alternate sources—0.3%
FS Luxembourg SARL 10.000%, due 12/15/25[3]		20,000	20,835
NextEra Energy Partners LP 2.500%, due 06/15/26[3,5]		1,540,000	1,387,275
			1,408,110
Engineering & construction—0.1%
Abertis Infraestructuras Finance BV (fixed, converts to FRN on 02/24/26), 3.248%, due 11/24/25[2,6,8]	EUR	200,000	208,575
Global Infrastructure Solutions, Inc. 5.625%, due 06/01/29[3]		25,000	22,584
Sydney Airport Finance Co. Pty. Ltd. 3.375%, due 04/30/25[3]		300,000	293,315
			524,474
Entertainment—0.3%
Banijay Entertainment SASU 7.000%, due 05/01/29[6]	EUR	100,000	113,665
8.125%, due 05/01/29[3]		25,000	25,850
Caesars Entertainment, Inc. 6.250%, due 07/01/25[3]		70,000	70,239
6.500%, due 02/15/32[3,10]		15,000	15,166
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp./ Millennium Op 5.500%, due 05/01/25[3]		40,000	39,922
Churchill Downs, Inc. 6.750%, due 05/01/31[3]		95,000	96,080
Cirsa Finance International SARL 7.875%, due 07/31/28[6]	EUR	200,000	225,605
Light & Wonder International, Inc. 7.500%, due 09/01/31[3]		20,000	20,811
Live Nation Entertainment, Inc. 4.750%, due 10/15/27[3]		35,000	33,340
6.500%, due 05/15/27[3]		25,000	25,257

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Entertainment—(concluded)
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp. 4.875%, due 05/01/29[3]		45,000	$41,515
Raptor Acquisition Corp./Raptor Co.-Issuer LLC 4.875%, due 11/01/26[3]		45,000	43,193
Six Flags Entertainment Corp. 7.250%, due 05/15/31[3]		15,000	15,300
Six Flags Theme Parks, Inc. 7.000%, due 07/01/25[3]		33,000	33,160
Warnermedia Holdings, Inc. 4.054%, due 03/15/29		300,000	284,048
5.141%, due 03/15/52		325,000	279,359
			1,362,510
Environmental control—0.0%†
Enviri Corp. 5.750%, due 07/31/27[3]		70,000	65,801
GFL Environmental, Inc. 6.750%, due 01/15/31[3]		10,000	10,228
			76,029
Food—0.3%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 4.625%, due 01/15/27[3]		35,000	33,952
5.875%, due 02/15/28[3]		20,000	19,976
6.500%, due 02/15/28[3]		45,000	45,488
Bellis Acquisition Co. PLC 3.250%, due 02/16/26[6]	GBP	200,000	239,520
Bimbo Bakeries USA, Inc. 5.375%, due 01/09/36[3]		200,000	200,800
Kroger Co. 5.400%, due 01/15/49		115,000	114,567
Performance Food Group, Inc. 4.250%, due 08/01/29[3]		45,000	41,235
5.500%, due 10/15/27[3]		40,000	39,012
Pilgrim's Pride Corp. 3.500%, due 03/01/32		30,000	25,314
4.250%, due 04/15/31		50,000	45,026
6.250%, due 07/01/33		40,000	40,833
6.875%, due 05/15/34		25,000	26,645
Sysco Corp. 6.600%, due 04/01/50		184,000	214,249
U.S. Foods, Inc. 4.625%, due 06/01/30[3]		25,000	23,302
6.875%, due 09/15/28[3]		15,000	15,399
7.250%, due 01/15/32[3]		20,000	20,950
			1,146,268
Food service—0.0%†
Aramark Services, Inc. 5.000%, due 02/01/28[3]		55,000	53,148
Gas—0.2%
APA Infrastructure Ltd. (fixed, converts to FRN on 02/09/29), 7.125%, due 11/09/83[2,6]	EUR	100,000	115,498
	Face amount[1]	Value
Corporate bonds—(continued)
Gas—(concluded)
National Fuel Gas Co. 2.950%, due 03/01/31	300,000	$252,930
NiSource, Inc. 3.600%, due 05/01/30	200,000	186,385
Southern California Gas Co. 2.950%, due 04/15/27	100,000	95,076
Southwest Gas Corp. 4.050%, due 03/15/32	200,000	187,159
		837,048
Hand & machine tools—0.1%
Regal Rexnord Corp. 6.400%, due 04/15/33[3]	260,000	270,199
Healthcare-products—0.1%
Medline Borrower LP 3.875%, due 04/01/29[3]	65,000	58,851
Zimmer Biomet Holdings, Inc. 5.350%, due 12/01/28	200,000	205,920
		264,771
Healthcare-services—0.8%
Acadia Healthcare Co., Inc. 5.000%, due 04/15/29[3]	55,000	52,456
Catalent Pharma Solutions, Inc. 3.125%, due 02/15/29[3,5]	25,000	21,981
3.500%, due 04/01/30[3,5]	10,000	8,788
Centene Corp. 2.625%, due 08/01/31	300,000	249,015
CHS/Community Health Systems, Inc. 5.250%, due 05/15/30[3]	30,000	24,838
CommonSpirit Health 6.073%, due 11/01/27	1,290,000	1,337,552
DaVita, Inc. 3.750%, due 02/15/31[3]	15,000	12,366
4.625%, due 06/01/30[3]	15,000	13,272
Fortrea Holdings, Inc. 7.500%, due 07/01/30[3]	10,000	10,163
HCA, Inc. 3.125%, due 03/15/27	200,000	190,143
4.125%, due 06/15/29	49,000	46,794
5.500%, due 06/01/33	95,000	96,457
IQVIA, Inc. 5.000%, due 10/15/26[3]	40,000	39,120
Legacy LifePoint Health LLC 4.375%, due 02/15/27[3,5]	15,000	13,970
LifePoint Health, Inc. 9.875%, due 08/15/30[3]	10,000	10,226
Molina Healthcare, Inc. 3.875%, due 05/15/32[3]	60,000	51,357
4.375%, due 06/15/28[3]	30,000	28,121
Select Medical Corp. 6.250%, due 08/15/26[3]	30,000	29,992
Sutter Health 5.164%, due 08/15/33	1,140,000	1,160,672

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Healthcare-services—(concluded)
Tenet Healthcare Corp. 4.625%, due 06/15/28	55,000	$52,158
5.125%, due 11/01/27	25,000	24,275
6.250%, due 02/01/27	70,000	69,793
6.750%, due 05/15/31[3]	55,000	56,256
UnitedHealth Group, Inc. 5.875%, due 02/15/53	185,000	205,322
		3,805,087
Holding companies-divers—0.0%†
Benteler International AG 10.500%, due 05/15/28[3]	25,000	26,680
Home builders—0.0%†
KB Home 4.000%, due 06/15/31	20,000	17,635
7.250%, due 07/15/30	30,000	30,832
Mattamy Group Corp. 4.625%, due 03/01/30[3]	30,000	27,225
Shea Homes LP/Shea Homes Funding Corp. 4.750%, due 02/15/28	70,000	66,463
Thor Industries, Inc. 4.000%, due 10/15/29[3]	5,000	4,425
		146,580
Household products—0.0%†
Coty, Inc. 5.000%, due 04/15/26[3]	20,000	19,650
6.500%, due 04/15/26[3]	10,000	9,986
Edgewell Personal Care Co. 5.500%, due 06/01/28[3]	25,000	24,470
		54,106
Housewares—0.3%
Newell Brands, Inc. 6.375%, due 09/15/27[5]	1,340,000	1,316,159
6.375%, due 04/01/36	10,000	8,901
		1,325,060
Insurance—7.6%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 4.250%, due 10/15/27[3]	40,000	37,209
6.750%, due 04/15/28[3]	70,000	70,646
7.000%, due 01/15/31[3]	15,000	15,159
Athene Global Funding 2.550%, due 06/29/25[3]	1,800,000	1,720,138
5.583%, due 01/09/29[3]	200,000	201,774
Athene Holding Ltd. 6.650%, due 02/01/33	1,555,000	1,662,505
Corebridge Financial, Inc. 4.350%, due 04/05/42	130,000	111,269
5.750%, due 01/15/34	95,000	97,444
(fixed, converts to FRN on 12/15/27), 6.875%, due 12/15/52[2]	1,690,000	1,694,902
Corebridge Global Funding 5.750%, due 07/02/26[3]	100,000	101,344
	Face amount[1]	Value
Corporate bonds—(continued)
Insurance—(continued)
Enstar Finance LLC (fixed, converts to FRN on 01/15/27), 5.500%, due 01/15/42[2]	2,000,000	$1,765,968
Enstar Group Ltd. 4.950%, due 06/01/29	1,850,000	1,802,714
Equitable Holdings, Inc. 4.350%, due 04/20/28	300,000	291,873
F&G Annuities & Life, Inc. 7.400%, due 01/13/28	2,715,000	2,818,035
Fidelity National Financial, Inc. 3.400%, due 06/15/30	200,000	179,135
First American Financial Corp. 2.400%, due 08/15/31	1,645,000	1,309,461
GA Global Funding Trust 0.800%, due 09/13/24[3]	1,400,000	1,355,757
Global Atlantic Fin Co. 7.950%, due 06/15/33[3]	1,360,000	1,511,175
HUB International Ltd. 7.250%, due 06/15/30[3]	70,000	72,007
Intact Financial Corp. 5.459%, due 09/22/32[3]	1,220,000	1,229,157
Liberty Mutual Group, Inc. (fixed, converts to FRN on 12/15/26), 4.125%, due 12/15/51[2,3]	110,000	96,405
MassMutual Global Funding II Secured Overnight Financing Rate + 0.980%, 6.326%, due 07/10/26[2,3]	200,000	201,304
Metropolitan Life Global Funding I 4.300%, due 08/25/29[3]	2,240,000	2,170,759
5.000%, due 01/06/26[3]	150,000	150,566
New York Life Global Funding 0.850%, due 01/15/26[3]	125,000	116,165
Northwestern Mutual Global Funding 0.800%, due 01/14/26[3]	53,000	49,098
4.350%, due 09/15/27[3]	985,000	970,077
Pacific Life Global Funding II 5.500%, due 07/18/28[3]	100,000	102,582
Principal Life Global Funding II 1.500%, due 11/17/26[3]	145,000	132,492
Protective Life Global Funding 3.218%, due 03/28/25[3]	1,755,000	1,719,860
Prudential Financial, Inc. (fixed, converts to FRN on 02/28/32), 5.125%, due 03/01/52[2]	70,000	65,362
Reinsurance Group of America, Inc. 6.000%, due 09/15/33	1,445,000	1,506,257
RenaissanceRe Holdings Ltd. 3.600%, due 04/15/29	1,810,000	1,692,820
5.750%, due 06/05/33	2,105,000	2,135,340
RGA Global Funding 6.000%, due 11/21/28[3,5]	200,000	207,086
Ryan Specialty LLC 4.375%, due 02/01/30[3]	30,000	27,796
Stewart Information Services Corp. 3.600%, due 11/15/31	2,000,000	1,575,570

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Insurance—(concluded)
Swiss Re Finance Luxembourg SA (fixed, converts to FRN on 04/02/29), 5.000%, due 04/02/49[2,3]	3,400,000	$3,281,000
		34,248,211
Internet—0.1%
EquipmentShare.com, Inc. 9.000%, due 05/15/28[3,5]	30,000	30,441
Expedia Group, Inc. 3.800%, due 02/15/28	200,000	191,671
6.250%, due 05/01/25[3]	196,000	197,574
Gen Digital, Inc. 6.750%, due 09/30/27[3]	25,000	25,379
7.125%, due 09/30/30[3,5]	25,000	25,935
Match Group Holdings II LLC 4.625%, due 06/01/28[3]	45,000	42,360
5.625%, due 02/15/29[3]	35,000	34,036
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 4.750%, due 04/30/27[3,5]	30,000	28,864
Ziff Davis, Inc. 4.625%, due 10/15/30[3]	68,000	62,267
		638,527
Investment companies—1.5%
Blackstone Private Credit Fund 7.300%, due 11/27/28[3]	1,975,000	2,060,375
Blue Owl Capital Corp. 2.875%, due 06/11/28[5]	1,100,000	975,794
Blue Owl Credit Income Corp. 7.750%, due 09/16/27	950,000	984,599
FS KKR Capital Corp. 7.875%, due 01/15/29	2,390,000	2,536,066
Golub Capital BDC, Inc. 7.050%, due 12/05/28	200,000	207,313
		6,764,147
Iron & steel—0.1%
ATI, Inc. 4.875%, due 10/01/29	30,000	27,718
5.125%, due 10/01/31	20,000	18,252
7.250%, due 08/15/30	20,000	20,581
Carpenter Technology Corp. 7.625%, due 03/15/30	40,000	41,372
CSN Inova Ventures 6.750%, due 01/28/28[3]	145,000	138,838
Metinvest BV 7.650%, due 10/01/27[3]	25,000	17,500
7.750%, due 10/17/29[3]	110,000	72,600
		336,861
Leisure time—0.1%
Acushnet Co. 7.375%, due 10/15/28[3]	10,000	10,401
Carnival Corp. 4.000%, due 08/01/28[3]	50,000	46,251
	Face amount[1]		Value
Corporate bonds—(continued)
Leisure time—(concluded)
5.750%, due 03/01/27[3]		30,000	$29,556
7.625%, due 03/01/26[3]		25,000	25,394
Carnival Holdings Bermuda Ltd. 10.375%, due 05/01/28[3]		55,000	60,168
Lindblad Expeditions LLC 6.750%, due 02/15/27[3]		15,000	14,870
NCL Corp. Ltd. 5.875%, due 02/15/27[3]		30,000	29,556
Royal Caribbean Cruises Ltd. 5.500%, due 08/31/26[3]		50,000	49,493
5.500%, due 04/01/28[3]		45,000	44,427
7.500%, due 10/15/27		25,000	26,283
Viking Ocean Cruises Ship VII Ltd. 5.625%, due 02/15/29[3]		10,000	9,737
VOC Escrow Ltd. 5.000%, due 02/15/28[3]		10,000	9,549
			355,685
Lodging—0.1%
Las Vegas Sands Corp. 3.200%, due 08/08/24		200,000	197,126
Marriott International, Inc. 5.550%, due 10/15/28		200,000	206,035
Melco Resorts Finance Ltd. 5.625%, due 07/17/27[3,5]		105,000	98,860
Wyndham Hotels & Resorts, Inc. 4.375%, due 08/15/28[3]		60,000	56,019
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.500%, due 03/01/25[3]		13,000	12,984
Wynn Macau Ltd. 5.500%, due 01/15/26[3]		75,000	72,469
			643,493
Machinery-construction & mining—0.0%†
Manitowoc Co., Inc. 9.000%, due 04/01/26[3,5]		25,000	24,979
Terex Corp. 5.000%, due 05/15/29[3,5]		25,000	23,625
Vertiv Group Corp. 4.125%, due 11/15/28[3]		50,000	46,397
			95,001
Machinery-diversified—0.3%
ATS Corp. 4.125%, due 12/15/28[3]		15,000	13,618
CNH Industrial Capital LLC 5.500%, due 01/12/29		835,000	858,705
Ingersoll Rand, Inc. 5.700%, due 08/14/33		25,000	26,109
TK Elevator Midco GmbH 4.375%, due 07/15/27[6]	EUR	200,000	210,304
			1,108,736

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Media—0.8%
Altice Financing SA 5.000%, due 01/15/28[3]	10,000	$8,986
5.750%, due 08/15/29[3]	25,000	21,787
CCO Holdings LLC/CCO Holdings Capital Corp. 4.250%, due 02/01/31[3]	15,000	12,683
4.250%, due 01/15/34[3]	30,000	23,853
4.500%, due 08/15/30[3]	45,000	39,135
4.500%, due 05/01/32	15,000	12,514
4.500%, due 06/01/33[3]	15,000	12,303
4.750%, due 03/01/30[3]	65,000	57,759
4.750%, due 02/01/32[3]	40,000	34,310
5.000%, due 02/01/28[3]	20,000	18,797
6.375%, due 09/01/29[3,5]	25,000	24,342
7.375%, due 03/01/31[3]	1,300,000	1,313,813
Charter Communications Operating LLC/ Charter Communications Operating Capital 2.250%, due 01/15/29	200,000	172,710
3.500%, due 06/01/41	200,000	139,626
3.900%, due 06/01/52	200,000	131,420
4.800%, due 03/01/50	565,000	431,325
Comcast Corp. 2.937%, due 11/01/56	405,000	261,733
CSC Holdings LLC 3.375%, due 02/15/31[3]	55,000	37,663
4.125%, due 12/01/30[3]	50,000	36,125
6.500%, due 02/01/29[3]	45,000	38,253
Discovery Communications LLC 4.650%, due 05/15/50	280,000	225,171
Fox Corp. 5.576%, due 01/25/49	310,000	297,638
6.500%, due 10/13/33	170,000	183,346
McGraw-Hill Education, Inc. 5.750%, due 08/01/28[3]	30,000	28,390
Midcontinent Communications/Midcontinent Finance Corp. 5.375%, due 08/15/27[3]	25,000	24,220
Sirius XM Radio, Inc. 3.875%, due 09/01/31[3]	25,000	20,842
4.125%, due 07/01/30[3]	80,000	70,000
5.500%, due 07/01/29[3,5]	5,000	4,750
Virgin Media Secured Finance PLC 5.500%, due 05/15/29[3]	50,000	48,090
		3,731,584
Mining—0.1%
Arsenal AIC Parent LLC 8.000%, due 10/01/30[3]	25,000	26,077
Corp. Nacional del Cobre de Chile 3.150%, due 01/14/30[3]	125,000	110,187
First Quantum Minerals Ltd. 8.625%, due 06/01/31[3]	20,000	18,363
FMG Resources August 2006 Pty. Ltd. 5.875%, due 04/15/30[3]	25,000	24,690
6.125%, due 04/15/32[3]	25,000	24,731
	Face amount[1]	Value
Corporate bonds—(continued)
Mining—(concluded)
Hudbay Minerals, Inc. 4.500%, due 04/01/26[3]	60,000	$58,140
6.125%, due 04/01/29[3]	50,000	49,362
Novelis Corp. 3.875%, due 08/15/31[3]	50,000	43,367
Volcan Cia Minera SAA 4.375%, due 02/11/26[3]	22,000	12,540
		367,457
Office & business equipment—0.0%†
CDW LLC/CDW Finance Corp. 3.569%, due 12/01/31	51,000	44,741
Oil & gas—0.4%
Ascent Resources Utica Holdings LLC/ARU Finance Corp. 7.000%, due 11/01/26[3]	50,000	49,971
Borr IHC Ltd./Borr Finance LLC 10.000%, due 11/15/28[3]	20,000	20,700
10.375%, due 11/15/30[3]	15,000	15,525
BP Capital Markets PLC (fixed, converts to FRN on 06/22/26), 3.250%, due 03/22/26[2,6,8]	EUR 200,000	209,105
Chesapeake Energy Corp. 6.750%, due 04/15/29[3]	25,000	25,289
Civitas Resources, Inc. 8.375%, due 07/01/28[3]	30,000	31,551
8.625%, due 11/01/30[3]	25,000	26,664
8.750%, due 07/01/31[3]	30,000	31,893
Comstock Resources, Inc. 5.875%, due 01/15/30[3]	25,000	21,664
6.750%, due 03/01/29[3]	80,000	73,460
Continental Resources, Inc. 5.750%, due 01/15/31[3]	200,000	199,060
Diamond Foreign Asset Co./Diamond Finance LLC 8.500%, due 10/01/30[3]	15,000	15,418
Diamondback Energy, Inc. 6.250%, due 03/15/53	85,000	90,307
Ecopetrol SA 5.875%, due 05/28/45	65,000	48,016
8.375%, due 01/19/36	100,000	101,020
FORESEA Holding SA 7.500%, due 06/15/30[6]	20,272	18,669
Hilcorp Energy I LP/Hilcorp Finance Co. 5.750%, due 02/01/29[3]	29,000	27,995
6.000%, due 04/15/30[3]	30,000	29,128
6.000%, due 02/01/31[3]	11,000	10,560
6.250%, due 11/01/28[3]	25,000	24,908
8.375%, due 11/01/33[3]	20,000	21,495
KazMunayGas National Co. JSC 5.750%, due 04/19/47[3]	65,000	56,323
Medco Bell Pte. Ltd. 6.375%, due 01/30/27[3]	55,000	52,938
Nabors Industries, Inc. 7.375%, due 05/15/27[3]	35,000	34,392
9.125%, due 01/31/30[3]	25,000	25,439

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Oil & gas—(concluded)
Northern Oil & Gas, Inc. 8.125%, due 03/01/28[3]	30,000	$30,467
Permian Resources Operating LLC 7.000%, due 01/15/32[3]	55,000	56,782
Pertamina Persero PT 6.450%, due 05/30/44[3]	40,000	42,204
Petroleos Mexicanos 6.350%, due 02/12/48	85,000	52,615
6.750%, due 09/21/47	55,000	35,184
Pioneer Natural Resources Co. 5.100%, due 03/29/26	100,000	100,691
Range Resources Corp. 8.250%, due 01/15/29	30,000	31,105
Rockcliff Energy II LLC 5.500%, due 10/15/29[3]	25,000	23,276
Southwestern Energy Co. 4.750%, due 02/01/32	40,000	37,049
		1,670,863
Oil & gas services—0.0%†
Odebrecht Oil & Gas Finance Ltd. 0.000%, due 03/04/24[3,8,9]	74,037	3,600
Packaging & containers—0.2%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 6.000%, due 06/15/27[3]	75,000	74,151
Ball Corp. 2.875%, due 08/15/30	15,000	12,784
3.125%, due 09/15/31	15,000	12,701
6.000%, due 06/15/29	30,000	30,263
6.875%, due 03/15/28	25,000	25,817
Berry Global, Inc. 5.625%, due 07/15/27[3,5]	30,000	29,743
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co.-Issuer LLC 6.000%, due 09/15/28[3]	55,000	51,711
Mauser Packaging Solutions Holding Co. 7.875%, due 08/15/26[3]	65,000	65,679
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc. 4.375%, due 10/15/28[3]	50,000	46,650
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC 4.000%, due 10/15/27[3,5]	5,000	4,663
Sealed Air Corp./Sealed Air Corp. U.S. 6.125%, due 02/01/28[3]	45,000	45,160
Trivium Packaging Finance BV 5.500%, due 08/15/26[3]	45,000	43,931
WRKCo, Inc. 4.650%, due 03/15/26	200,000	198,567
4.900%, due 03/15/29	100,000	100,429
		742,249
Pharmaceuticals—0.9%
180 Medical, Inc. 3.875%, due 10/15/29[3]	45,000	40,223
	Face amount[1]		Value
Corporate bonds—(continued)
Pharmaceuticals—(concluded)
Bayer AG (fixed, converts to FRN on 09/25/30), 5.375%, due 03/25/82[2,6]	EUR	200,000	$203,837
Bayer U.S. Finance LLC 6.125%, due 11/21/26[3]		400,000	406,025
Cigna Group 4.375%, due 10/15/28		200,000	197,213
CVS Health Corp. 5.050%, due 03/25/48		575,000	527,170
CVS Pass-Through Trust Series 2013, 4.704%, due 01/10/36[3]		2,402,338	2,224,207
Pfizer Investment Enterprises Pte. Ltd. 4.750%, due 05/19/33		200,000	199,752
5.340%, due 05/19/63		110,000	109,909
Teva Pharmaceutical Finance Netherlands II BV 4.375%, due 05/09/30	EUR	200,000	202,586
Teva Pharmaceutical Finance Netherlands III BV 7.875%, due 09/15/29[5]		20,000	21,500
			4,132,422
Pipelines—2.8%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 6.625%, due 02/01/32[3]		20,000	19,878
7.875%, due 05/15/26[3]		25,000	25,580
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.625%, due 12/15/25[3]		20,000	20,193
Buckeye Partners LP 4.500%, due 03/01/28[3]		45,000	42,256
Cheniere Energy Partners LP 3.250%, due 01/31/32[5]		200,000	169,780
CQP Holdco LP/BIP-V Chinook Holdco LLC 5.500%, due 06/15/31[3]		105,000	97,960
7.500%, due 12/15/33[3]		35,000	35,877
DT Midstream, Inc. 4.125%, due 06/15/29[3]		105,000	96,468
Enbridge, Inc. Series NC5, (fixed, converts to FRN on 01/15/29), 8.250%, due 01/15/84[2]		100,000	103,509
Energy Transfer LP 5.250%, due 04/15/29		200,000	202,095
5.950%, due 05/15/54		55,000	55,156
6.100%, due 12/01/28[5]		200,000	209,006
7.375%, due 02/01/31[3]		1,540,000	1,618,756
Series A, 3 mo. USD LIBOR + 4.028%, 9.669%, due 02/16/24[2,5,8]		3,190,000	3,121,648
EnLink Midstream LLC 6.500%, due 09/01/30[3]		1,445,000	1,474,578
EQM Midstream Partners LP 4.500%, due 01/15/29[3]		30,000	28,224

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Pipelines—(concluded)
5.500%, due 07/15/28	25,000	$24,772
6.000%, due 07/01/25[3]	15,000	14,968
6.500%, due 07/01/27[3]	50,000	50,610
7.500%, due 06/01/27[3]	20,000	20,578
7.500%, due 06/01/30[3]	20,000	21,451
Genesis Energy LP/Genesis Energy Finance Corp. 6.250%, due 05/15/26	15,000	14,931
7.750%, due 02/01/28	30,000	30,080
8.000%, due 01/15/27	15,000	15,177
8.250%, due 01/15/29	20,000	20,560
8.875%, due 04/15/30	25,000	26,156
Harvest Midstream I LP 7.500%, due 09/01/28[3]	1,635,000	1,651,522
Hess Midstream Operations LP 5.500%, due 10/15/30[3]	5,000	4,887
Kinder Morgan, Inc. 5.550%, due 06/01/45	100,000	96,370
7.750%, due 01/15/32	1,400,000	1,601,495
Kinetik Holdings LP 5.875%, due 06/15/30[3]	45,000	44,201
MPLX LP 4.700%, due 04/15/48	378,000	325,594
5.000%, due 03/01/33	200,000	195,672
New Fortress Energy, Inc. 6.500%, due 09/30/26[3]	65,000	62,974
6.750%, due 09/15/25[3]	65,000	64,223
NGL Energy Operating LLC/NGL Energy Finance Corp. 8.125%, due 02/15/29[3]	10,000	10,050
8.375%, due 02/15/32[3]	10,000	10,074
NuStar Logistics LP 5.625%, due 04/28/27	15,000	14,874
5.750%, due 10/01/25	20,000	19,950
ONEOK, Inc. 5.650%, due 11/01/28	200,000	206,442
5.850%, due 01/15/26	200,000	202,857
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 5.500%, due 01/15/28[3]	5,000	4,813
6.000%, due 03/01/27[3]	30,000	29,512
6.000%, due 12/31/30[3]	20,000	18,590
6.000%, due 09/01/31[3]	15,000	13,816
7.375%, due 02/15/29[3]	5,000	4,988
Venture Global Calcasieu Pass LLC 3.875%, due 08/15/29[3]	100,000	89,376
Venture Global LNG, Inc. 8.125%, due 06/01/28[3]	20,000	20,214
8.375%, due 06/01/31[3]	20,000	20,197
9.500%, due 02/01/29[3]	25,000	26,551
9.875%, due 02/01/32[3]	20,000	21,033
Western Midstream Operating LP 6.350%, due 01/15/29	200,000	209,072
		12,529,594
	Face amount[1]	Value
Corporate bonds—(continued)
Private equity—0.0%†
Carlyle Finance Subsidiary LLC 3.500%, due 09/19/29[3]	200,000	$185,996
Real estate—0.1%
Cushman & Wakefield U.S. Borrower LLC 8.875%, due 09/01/31[3,5]	35,000	36,534
Greystar Real Estate Partners LLC 7.750%, due 09/01/30[3]	30,000	31,532
Newmark Group, Inc. 7.500%, due 01/12/29[3]	200,000	204,198
		272,264
Real estate investment trusts—3.5%
American Homes 4 Rent LP 5.500%, due 02/01/34	45,000	45,462
Arbor Realty SR, Inc. Series QIB, 8.500%, due 10/15/27[3]	2,395,000	2,356,438
Blackstone Mortgage Trust, Inc. 3.750%, due 01/15/27[3]	3,450,000	3,041,702
Extra Space Storage LP 5.500%, due 07/01/30	1,350,000	1,380,577
5.700%, due 04/01/28	595,000	608,957
Federal Realty OP LP 5.375%, due 05/01/28	1,160,000	1,174,169
HAT Holdings I LLC/HAT Holdings II LLC 3.375%, due 06/15/26[3]	1,900,000	1,765,687
Iron Mountain, Inc. 4.875%, due 09/15/29[3]	45,000	42,051
5.000%, due 07/15/28[3]	10,000	9,567
5.250%, due 03/15/28[3]	45,000	43,641
5.250%, due 07/15/30[3]	20,000	18,864
5.625%, due 07/15/32[3]	20,000	18,782
MPT Operating Partnership LP/MPT Finance Corp. 5.000%, due 10/15/27[5]	25,000	18,922
5.250%, due 08/01/26[5]	25,000	21,149
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer 4.875%, due 05/15/29[3]	50,000	45,813
5.875%, due 10/01/28[3]	45,000	43,763
RHP Hotel Properties LP/RHP Finance Corp. 4.750%, due 10/15/27	50,000	47,997
7.250%, due 07/15/28[3]	30,000	30,924
RLJ Lodging Trust LP 4.000%, due 09/15/29[3]	50,000	44,252
SBA Tower Trust 6.599%, due 01/15/28[3]	3,100,000	3,183,053
Scentre Group Trust 1/Scentre Group Trust 2 4.375%, due 05/28/30[3]	1,715,000	1,638,779
Service Properties Trust 3.950%, due 01/15/28	35,000	29,524
5.500%, due 12/15/27	5,000	4,703
8.625%, due 11/15/31[3]	15,000	15,905
Simon Property Group LP 6.250%, due 01/15/34	55,000	59,517

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Real estate investment trusts—(concluded)
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC 4.750%, due 04/15/28[3]		70,000	$59,658
XHR LP 4.875%, due 06/01/29[3]		40,000	36,892
			15,786,748
Retail—0.7%
1011778 BC ULC/New Red Finance, Inc. 4.000%, due 10/15/30[3]		35,000	31,283
Asbury Automotive Group, Inc. 4.625%, due 11/15/29[3,5]		25,000	23,032
Bath & Body Works, Inc. 6.625%, due 10/01/30[3,5]		70,000	70,921
6.875%, due 11/01/35		20,000	19,943
Beacon Roofing Supply, Inc. 6.500%, due 08/01/30[3]		25,000	25,366
Dufry One BV 3.375%, due 04/15/28[6]	EUR	100,000	103,342
GYP Holdings III Corp. 4.625%, due 05/01/29[3]		20,000	18,526
Macy's Retail Holdings LLC 4.500%, due 12/15/34[5]		25,000	20,967
5.125%, due 01/15/42		5,000	3,962
5.875%, due 04/01/29[3,5]		20,000	19,400
5.875%, due 03/15/30[3,5]		1,122,000	1,063,936
6.125%, due 03/15/32[3,5]		30,000	28,308
McDonald's Corp. 3.625%, due 09/01/49		130,000	101,828
Nordstrom, Inc. 4.375%, due 04/01/30[5]		1,960,000	1,700,653
PetSmart, Inc./PetSmart Finance Corp. 4.750%, due 02/15/28[3]		25,000	23,354
SRS Distribution, Inc. 4.625%, due 07/01/28[3]		15,000	13,992
Yum! Brands, Inc. 3.625%, due 03/15/31[5]		45,000	39,714
5.375%, due 04/01/32[5]		55,000	53,490
			3,362,017
Savings & loans—0.1%
Nationwide Building Society (fixed, converts to FRN on 02/16/27), 2.972%, due 02/16/28[2,3]		200,000	186,096
(fixed, converts to FRN on 10/18/26), 6.557%, due 10/18/27[2,3]		250,000	258,105
			444,201
Semiconductors—0.4%
Broadcom, Inc. 3.137%, due 11/15/35[3]		512,000	420,874
4.926%, due 05/15/37[3]		268,000	258,473
Marvell Technology, Inc. 5.950%, due 09/15/33		185,000	195,876
Micron Technology, Inc. 4.975%, due 02/06/26		200,000	200,300
	Face amount[1]		Value
Corporate bonds—(continued)
Semiconductors—(concluded)
NXP BV/NXP Funding LLC 4.875%, due 03/01/24		200,000	$199,846
NXP BV/NXP Funding LLC/NXP USA, Inc. 5.000%, due 01/15/33		415,000	406,762
ON Semiconductor Corp. 3.875%, due 09/01/28[3]		15,000	13,707
			1,695,838
Shipbuilding—0.0%†
Huntington Ingalls Industries, Inc. 2.043%, due 08/16/28		200,000	176,396
Software—0.3%
Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc. 8.000%, due 06/15/29[3]		5,000	5,132
Oracle Corp. 2.875%, due 03/25/31		200,000	175,986
3.850%, due 04/01/60		200,000	145,199
3.950%, due 03/25/51		215,000	167,038
4.000%, due 11/15/47		345,000	275,327
4.650%, due 05/06/30		100,000	98,958
5.550%, due 02/06/53		210,000	208,689
UKG, Inc. 6.875%, due 02/01/31[3,10]		80,000	80,900
ZoomInfo Technologies LLC/ZoomInfo Finance Corp. 3.875%, due 02/01/293		20,000	17,770
			1,174,999
Telecommunications—1.1%
Altice France SA 5.125%, due 07/15/29[3]		55,000	40,210
5.875%, due 02/01/27[3]	EUR	200,000	184,443
AT&T, Inc. 3.500%, due 09/15/53		275,000	196,400
British Telecommunications PLC (fixed, converts to FRN on 12/20/28), 8.375%, due 12/20/83[2,6]	GBP	230,000	311,518
C&W Senior Financing DAC 6.875%, due 09/15/27[3]		45,000	42,492
Ciena Corp. 4.000%, due 01/31/30[3,5]		15,000	13,820
CommScope, Inc. 4.750%, due 09/01/29[3]		105,000	69,418
Connect Finco SARL/Connect U.S. Finco LLC 6.750%, due 10/01/26[3]		1,665,000	1,627,259
Frontier Communications Holdings LLC 5.875%, due 10/15/27[3]		85,000	81,756
8.750%, due 05/15/30[3]		30,000	30,732
Iliad Holding SASU 5.625%, due 10/15/28[6]	EUR	200,000	216,693
7.000%, due 10/15/28[3]		30,000	29,761
Level 3 Financing, Inc. 3.750%, due 07/15/29[3]		50,000	14,250
4.625%, due 09/15/27[3]		30,000	15,600
10.500%, due 05/15/30[3,5]		30,000	29,850

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]		Value
Corporate bonds—(concluded)
Telecommunications—(concluded)
Lorca Telecom Bondco SA 4.000%, due 09/18/27[6]	EUR	200,000	$209,971
Motorola Solutions, Inc. 2.300%, due 11/15/30		200,000	168,629
Oztel Holdings SPC Ltd. 6.625%, due 04/24/28[3]		110,000	113,575
Rogers Communications, Inc. 3.800%, due 03/15/32		114,000	103,693
Telecom Italia SpA 7.875%, due 07/31/28[6]	EUR	200,000	237,916
T-Mobile USA, Inc. 2.050%, due 02/15/28		100,000	90,226
2.550%, due 02/15/31		200,000	171,477
3.400%, due 10/15/52		370,000	265,802
4.500%, due 04/15/50		205,000	179,483
Verizon Communications, Inc. 2.987%, due 10/30/56		210,000	137,267
Vmed O2 U.K. Financing I PLC 4.750%, due 07/15/31[3]		45,000	40,329
Vodafone Group PLC 4.875%, due 06/19/49		275,000	248,513
(fixed, converts to FRN on 08/30/29), 6.500%, due 08/30/84[2,6]	EUR	100,000	115,432
			4,986,515
Transportation—0.0%†
GN Bondco LLC 9.500%, due 10/15/31[3]		100,000	98,625
MV24 Capital BV 6.748%, due 06/01/34[3]		32,254	30,061
XPO, Inc. 7.125%, due 06/01/31[3]		25,000	25,602
7.125%, due 02/01/32[3]		15,000	15,291
			169,579
Trucking & leasing—0.2%
Penske Truck Leasing Co. LP/PTL Finance Corp. 5.700%, due 02/01/28[3]		980,000	1,001,480
Water—0.0%†
Solaris Midstream Holdings LLC 7.625%, due 04/01/26[3]		40,000	40,065
Veolia Environnement SA (fixed, converts to FRN on 02/22/29), 5.993%, due 11/22/28[2,6,8]	EUR	100,000	113,643
			153,708
Total corporate bonds (cost—$230,089,409)			226,058,753
Loan assignments—6.3%
Aerospace & defense—0.3%
Propulsion BC Finco SARL 3 mo. USD Term SOFR + 3.750%, 0.000%, due 09/14/29[2]		1,132,141	1,130,964
	Face amount[1]	Value
Loan assignments—(continued)
Airlines—0.4%
American Airlines, Inc. 3 mo. USD Term SOFR + 3.500%, 8.869%, due 06/04/29[2]	1,700,000	$1,696,821
Chemicals—0.3%
INEOS Enterprises Holdings U.S. Finco LLC 3 mo. USD Term SOFR + 3.750%, 9.238%, due 07/08/30[2]	1,340,000	1,336,650
Commercial services—0.8%
MPH Acquisition Holdings LLC 2021 Term Loan B, 3 mo. USD Term SOFR + 4.250%, 9.900%, due 09/01/28[2]	1,678,535	1,601,658
System One Holdings LLC 3 mo. USD Term SOFR + 4.000%, 9.498%, due 03/02/28[2]	997,442	993,702
Verscend Holding Corp. 2021 Term Loan B,
1 mo. USD Term SOFR + 4.000%, 9.447%, due 08/27/25[2]	1,091,013	1,090,620
		3,685,980
Diversified financial services—0.3%
LendingTree, Inc. 1 mo. USD Term SOFR + 3.750%, 9.197%, due 09/15/28[2]	1,598,769	1,474,065
Electric—0.0%†
Lightstone Holdco LLC 2022 Extended Term Loan B, 3 mo. USD Term SOFR + 5.750%, 11.063%, due 01/29/27[2]	88,683	84,344
2022 Extended Term Loan C, 3 mo. USD Term SOFR + 5.750%, 11.063%, due 01/29/27[2]	5,016	4,770
		89,114
Environmental control—0.3%
MIP V Waste Holdings LLC 3 mo. USD Term SOFR + 3.250%, 8.824%, due 12/08/28[2]	1,448,939	1,441,695
Health care products—0.9%
Medline Borrower LP USD Term Loan B, 1 mo. USD Term SOFR + 3.000%, 8.451%, due 10/23/28[2]	1,609,523	1,605,998
Sotera Health Holdings LLC 1 mo. USD Term SOFR + 3.750%, 9.086%, due 12/11/26[2]	2,442,725	2,439,671
		4,045,669

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]	Value
Loan assignments—(continued)
Healthcare-services—0.3%
IQVIA, Inc. 3 mo. USD Term SOFR + 2.000%, 7.348%, due 01/02/31[2]	1,240,000	$1,241,240
Pharmaceuticals—0.4%
Jazz Financing Lux SARL USD Term Loan, 1 mo. USD Term SOFR + 3.500%, 8.447%, due 05/05/28[2]	1,538,108	1,536,908
Pipelines—1.2%
AL NGPL Holdings LLC 1 mo. USD Term SOFR + 3.750%, 9.081%, due 04/13/28[2]	1,485,985	1,485,984
BCP Renaissance Parent LLC 3 mo. USD Term SOFR + 3.500%, 8.871%, due 10/31/28[2]	1,337,292	1,337,961
Medallion Midland Acquisition LLC 1 mo. USD Term SOFR + 3.500%, 8.864%, due 10/18/28[2]	1,160,000	1,162,181
Prairie ECI Acquiror LP Term Loan B, 1 mo. USD Term SOFR + 4.750%, 10.183%, due 03/11/26[2]	69,811	69,680
UGI Energy Services LLC 1 mo. USD Term SOFR + 3.250%, 8.683%, due 02/22/30[2]	1,535,472	1,534,643
		5,590,449
Real estate investment trusts—0.2%
Starwood Property Trust, Inc. 2022 Term Loan B, 1 mo. USD Term SOFR + 3.250%, 8.583%, due 11/18/27[2]	1,009,800	1,007,276
Software—0.3%
Central Parent, Inc. 3 mo. USD Term SOFR + 4.000%, 9.348%, due 07/06/29[2]	1,488,750	1,490,492
Polaris Newco LLC USD Term Loan B, 3 mo. USD Term SOFR + 4.000%, 9.574%, due 06/02/28[2]	9,874	9,614
		1,500,106
Telecommunications—0.6%
CenturyLink, Inc. 2020 Term Loan A, 1 mo. USD Term SOFR + 2.000%, 7.447%, due 01/31/25[2]	1,304,449	1,195,202
	Face amount[1]	Value
Loan assignments—(concluded)
Telecommunications—(concluded)
Iridium Satellite LLC 1 mo. USD Term SOFR + 2.500%, 7.833%, due 09/20/30[2]	1,396,151	$1,392,158
		2,587,360
Total loan assignments (cost—$28,230,104)		28,364,297
Mortgage-backed securities—10.2%
Adjustable Rate Mortgage Trust, Series 2005-5, Class 2A1, 4.818%, due 09/25/35[2]	29,575	25,425
Banc of America Funding Trust, Series 2005-D, Class A1, 5.056%, due 05/25/35[2]	152,828	139,616
Bank Series 2021-BN38, Class C, 3.325%, due 12/15/64[2]	51,000	37,745
Series 2022-BNK41, Class B, 3.917%, due 04/15/65[2]	143,000	123,257
Series 2019-BN17, Class C, 4.664%, due 04/15/52[2]	72,000	61,037
Series 2024-5YR5, Class B, 6.539%, due 02/15/29[2]	86,000	89,262
Bank of America Mortgage Trust, Series 2002-G, Class 1A3, 5.750%, due 07/20/32[2]	70	66
BBCMS Mortgage Trust, Series 2022-C17, Class XA, 1.325%, due 09/15/55[2]	1,300,286	99,564
Series 2019-C5, Class C, 3.710%, due 11/15/52	86,000	71,588
BCP Trust, Series 2021-330N, Class A, 1 mo. USD Term SOFR + 0.913%, 6.248%, due 06/15/38[2,3]	500,000	462,500
Bear Stearns ALT-A Trust, Series 2006-1, Class 21A2, 4.456%, due 02/25/36[2]	261,309	179,163
Series 2004-9, Class 2A1, 4.812%, due 09/25/34[2]	67,884	61,173
Series 2005-7, Class 22A1, 4.818%, due 09/25/35[2]	249,284	145,478
Bear Stearns ARM Trust, Series 2004-7, Class 1A1, 0.000%, due 10/25/34[2,9]	87,495	70,455
Series 2004-6, Class 2A1, 3.972%, due 09/25/34[2]	164,997	150,508
Series 2003-5, Class 2A1, 4.486%, due 08/25/33[2]	37,073	33,690
Series 2004-3, Class 1A2, 4.745%, due 07/25/34[2]	41,586	38,322
Series 2003-1, Class 6A1, 6.500%, due 04/25/33[2]	3,163	3,124
Benchmark Mortgage Trust, Series 2020-B19, Class AS, 2.148%, due 09/15/53	121,000	96,011

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]	Value
Mortgage-backed securities—(continued)
Series 2020-B19, Class B, 2.351%, due 09/15/53	47,000	$32,067
Series 2020-B17, Class C, 3.371%, due 03/15/53[2]	143,000	106,521
Series 2020-B16, Class C, 3.535%, due 02/15/53[2]	118,000	91,935
Series 2024-V5, Class D, 4.000%, due 01/10/57[3]	11,000	8,507
Series 2019-B10, Class B, 4.180%, due 03/15/62[2]	211,000	177,341
Series 2024-V5, Class B, 6.059%, due 01/10/57	36,000	36,523
Series 2023-B40, Class B, 6.581%, due 12/15/56[2]	131,000	140,742
Series 2024-V5, Class C, 6.973%, due 01/10/57[2]	16,000	15,916
Series 2023-B40, Class C, 7.644%, due 12/15/56[2]	50,000	53,485
BPR Trust, Series 2022-OANA, Class D, 1 mo. USD Term SOFR + 3.695%, 9.028%, due 04/15/37[2,3]	348,000	340,061
BX Commercial Mortgage Trust, Series 2024-XL4, Class B, 1 mo. USD Term SOFR + 1.792%, 6.792%, due 02/15/39[2,3]	180,000	179,962
Series 2021-VOLT, Class D, 1 mo. USD Term SOFR + 1.764%, 7.098%, due 09/15/36[2,3]	385,000	377,747
Series 2023-XL3, Class B, 1 mo. USD Term SOFR + 2.191%, 7.524%, due 12/09/40[2,3]	100,000	100,813
Series 2023-XL3, Class D, 1 mo. USD Term SOFR + 3.589%, 8.922%, due 12/09/40[2,3]	100,000	100,877
BX Trust, Series 2019-OC11, Class C, 3.856%, due 12/09/41[3]	151,000	135,844
Series 2019-OC11, Class D, 4.076%, due 12/09/41[2,3]	231,000	203,753
Series 2022-CLS, Class B, 6.300%, due 10/13/27[3]	2,700,000	2,559,284
Series 2024-BIO, Class C, 1 mo. USD Term SOFR + 2.640%, 7.940%, due 02/15/41[2,3]	189,000	188,646
Series 2022-GPA, Class B, 1 mo. USD Term SOFR + 2.664%, 7.997%, due 08/15/41[2,3]	1,329,694	1,332,187
Series 2022-GPA, Class C, 1 mo. USD Term SOFR + 3.213%, 8.546%, due 08/15/42[2,3]	1,270,156	1,272,537
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class F, 1 mo. USD Term SOFR + 2.847%, 8.181%, due 12/15/37[2,3]	100,000	98,875
	Face amount[1]	Value
Mortgage-backed securities—(continued)
Chase Mortgage Finance Trust, Series 2007-S6, Class 2A1, 5.500%, due 12/25/22	478,482	$213,912
Series 2005-S3, Class A10, 5.500%, due 11/25/35	740,887	534,400
CHL Mortgage Pass-Through Trust, Series 2005-HYB9, Class 5A1, 1 yr. USD Term SOFR + 2.465%, 7.940%, due 02/20/36[2]	90,656	81,906
Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class XA, 1.449%, due 02/10/48[2]	2,656,054	21,184
Series 2017-P8, Class C, 4.399%, due 09/15/50[2]	68,000	59,876
Series 2023-SMRT, Class C, 6.048%, due 10/12/40[2,3]	100,000	100,401
Series 2023-PRM3, Class C, 6.572%, due 07/10/28[2,3]	100,000	99,197
Series 2023-PRM3, Class B, 6.572%, due 07/10/28[2,3]	1,120,000	1,138,535
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, 5.890%, due 08/25/35[2]	65,573	63,996
Series 2005-6, Class A2, 1 yr. CMT + 2.150%, 5.972%, due 09/25/35[2]	5,913	5,760
Series 2005-6, Class A3, 1 yr. CMT + 1.800%, 6.277%, due 09/25/35[2]	757	733
Series 2005-11, Class A1A, 1 yr. CMT + 2.400%, 6.980%, due 05/25/35[2]	20,018	19,484
COMM Mortgage Trust, Series 2014-LC15, Class XA, 0.580%, due 04/10/47[2]	993,408	10
Series 2014-UBS3, Class XA, 1.192%, due 06/10/47[2]	2,375,019	24
Countrywide Alternative Loan Trust, Series 2006-14CB, Class A1, 6.000%, due 06/25/36	1,160,786	639,870
Series 2006-41CB, Class 1A9, 6.000%, due 01/25/37	299,216	154,912
Series 2005-62, Class 2A1, 1 yr. MTA + 1.000%, 6.058%, due 12/25/35[2]	75,946	61,916
Series 2003-J3, Class 2A1, 6.250%, due 12/25/33	8,472	8,467
Countrywide Reperforming Loan REMICS Trust, Series 2003-R4, Class 2A, 4.484%, due 01/25/34[2,3]	360,590	302,925
Series 2006-R1, Class AF1, 1 mo. USD Term SOFR + 0.454%, 5.790%, due 01/25/36[2,3]	282,985	260,660
CRSO Trust 7.658%, due 07/10/28[2]	1,130,000	1,181,160

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]	Value
Mortgage-backed securities—(continued)
CSAIL Commercial Mortgage Trust, Series 2018-C14, Class C, 5.066%, due 11/15/51[2]	98,000	$82,133
DC Commercial Mortgage Trust, Series 2023-DC, Class B, 6.804%, due 09/12/40[3]	860,000	884,856
DSLA Mortgage Loan Trust, Series 2005-AR4, Class 2A1A, 1 mo. USD Term SOFR + 0.634%, 5.969%, due 08/19/45[2]	101,291	83,552
Eleven Madison Trust Mortgage Trust, Series 2015-11MD, Class A, 3.673%, due 09/10/35[2,3]	155,000	147,238
Extended Stay America Trust, Series 2021-ESH, Class D, 1 mo. USD Term SOFR + 2.364%, 7.698%, due 07/15/38[2,3]	91,607	90,576
Federal Home Loan Mortgage Corp. Multiclass Certificates, Series 2020-RR04, Class X, 2.126%, due 02/27/29[2]	3,460,000	269,233
Federal Home Loan Mortgage Corp. REMICS, Series 2764, Class LZ, 4.500%, due 03/15/34	204,872	200,663
Series 2921, Class PG, 5.000%, due 01/15/35	468,048	464,980
Series 2764, Class ZG, 5.500%, due 03/15/34	143,416	144,045
Series 2400, Class FQ,
30 day USD SOFR Average + 0.614%, 5.961%, due 01/15/32[2]	5,482	5,478
Series 2983, Class TZ, 6.000%, due 05/15/35	465,385	472,110
Series 3149, Class CZ, 6.000%, due 05/15/36	575,143	588,966
Federal Home Loan Mortgage Corp. STACR REMICS Trust, Series 2021-DNA7, Class M2, 30 day USD SOFR Average + 1.800%, 7.145%, due 11/25/41[2,3]	130,000	130,812
Series 2022-DNA1, Class M2, 30 day USD SOFR Average + 2.500%, 7.845%, due 01/25/42[2,3]	300,000	302,785
Series 2022-DNA3, Class M1B, 30 day USD SOFR Average + 2.900%, 8.245%, due 04/25/42[2,3]	210,000	217,875
Series 2022-DNA4, Class M1B, 30 day USD SOFR Average + 3.350%, 8.695%, due 05/25/42[2,3]	436,000	458,586
Series 2021-DNA6, Class B1, 30 day USD SOFR Average + 3.400%, 8.745%, due 10/25/41[2,3]	200,000	205,621
Series 2022-DNA6, Class M1B, 30 day USD SOFR Average + 3.700%, 9.045%, due 09/25/42[2,3]	362,000	385,530
	Face amount[1]	Value
Mortgage-backed securities—(continued)
Series 2022-DNA2, Class M2, 30 day USD SOFR Average + 3.750%, 9.095%, due 02/25/42[2,3]	326,000	$339,235
Series 2022-DNA5, Class M1B, 30 day USD SOFR Average + 4.500%, 9.845%, due 06/25/42[2,3]	192,000	207,766
Series 2022-HQA1, Class M2, 30 day USD SOFR Average + 5.250%, 10.595%, due 03/25/42[2,3]	383,000	412,334
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates, Series T-54, Class 2A, 6.500%, due 02/25/43	315,674	325,498
Series T-58, Class 2A, 6.500%, due 09/25/43	146,202	148,316
Federal National Mortgage Association Connecticut Avenue Securities, Series 2022-R01, Class 1M2, 30 day USD SOFR Average + 1.900%, 7.245%, due 12/25/41[2,3]	343,000	346,101
Series 2017-C06, Class 1M2, 30 day USD SOFR Average + 2.764%, 8.109%, due 02/25/30[2]	146,917	151,720
Series 2017-C06, Class 2M2, 30 day USD SOFR Average + 2.914%, 8.259%, due 02/25/30[2]	154,384	159,920
Series 2022-R04, Class 1M2, 30 day USD SOFR Average + 3.100%, 8.445%, due 03/25/42[2,3]	191,000	198,874
Series 2022-R01, Class 1B1, 30 day USD SOFR Average + 3.150%, 8.495%, due 12/25/41[2,3]	178,000	182,336
Series 2023-R02, Class 1M2, 30 day USD SOFR Average + 3.350%, 8.695%, due 01/25/43[2,3]	144,000	152,613
Series 2022-R03, Class 1M2, 30 day USD SOFR Average + 3.500%, 8.845%, due 03/25/42[2,3]	475,000	499,909
Series 2023-R01, Class 1M2, 30 day USD SOFR Average + 3.750%, 9.094%, due 12/25/42[2,3]	227,000	242,841
Series 2022-R08, Class 1B1, 30 day USD SOFR Average + 5.600%, 10.945%, due 07/25/42[2,3]	336,000	366,240
Federal National Mortgage Association REMICS, Series 2006-65, Class GD, 6.000%, due 07/25/26	17,937	17,918
Series 2003-64, Class AH, 6.000%, due 07/25/33	606,127	619,530
Federal National Mortgage Association REMICS Trust, Series 1999-W4, Class A9, 6.250%, due 02/25/29	53,913	54,335
Federal National Mortgage Association Trust, Series 2004-W8, Class 2A, 6.500%, due 06/25/44	166,227	168,997

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]	Value
Mortgage-backed securities—(continued)
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 2A1, 5.463%, due 08/25/35[2]	7,940	$5,494
FIVE Mortgage Trust, Series 2023-V1, Class C, 6.618%, due 02/10/56[2]	96,000	91,145
Government National Mortgage Association REMICS, Series 2020-86, Class WK, 1.000%, due 06/20/50	228,525	174,363
Series 2020-107, Class AB, 1.000%, due 07/20/50	296,183	226,313
Series 2020-112, Class KA, 1.000%, due 08/20/50	239,911	183,047
Series 2021-119, Class NC, 1.500%, due 07/20/51	214,708	176,404
Series 2021-103, Class HE, 2.000%, due 06/20/51	211,048	175,868
Series 2018-38, Class WF, 1 mo. USD Term SOFR + 0.414%, 5.767%, due 10/20/43[2]	645,944	610,220
Series 2017-182, Class FW, 1 mo. USD Term SOFR + 0.464%, 5.817%, due 05/20/47[2]	216,614	203,374
Series 2015-H20, Class FB, 1 mo. USD Term SOFR + 0.714%, 6.060%, due 08/20/65[2]	654,703	649,554
GS Mortgage Securities Trust, Series 2019-GC42, Class C, 3.816%, due 09/10/52[2]	122,000	99,868
Series 2015-GS1, Class AS, 4.037%, due 11/10/48[2]	169,000	152,799
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, 5.076%, due 09/25/35[2]	79,547	73,872
HarborView Mortgage Loan Trust, Series 2005-4, Class 3A1, 4.240%, due 07/19/35[2]	108,478	78,311
Series 2004-11, Class 3A1A, 1 mo. USD Term SOFR + 0.814%, 6.149%, due 01/19/35[2]	15,649	13,704
Hilton USA Trust, Series 2016-HHV, Class E, 4.333%, due 11/05/38[2,3]	100,000	93,168
ILPT Trust, Series 2019-SURF, Class A, 4.145%, due 02/11/41[3]	140,000	132,647
INTOWN Mortgage Trust, Series 2022-STAY, Class A, 1 mo. USD Term SOFR + 2.489%, 7.822%, due 08/15/39[2,3]	272,000	273,194
JP Morgan Chase Commercial
Mortgage Securities Trust, Series 2016-NINE, Class B, 2.949%, due 09/06/38[2,3]	125,000	113,431
Series 2022-OPO, Class D, 3.565%, due 01/05/39[2,3]	284,000	182,470
	Face amount[1]	Value
Mortgage-backed securities—(continued)
JP Morgan Mortgage Trust, Series 2005-A8, Class 1A1, 4.855%, due 11/25/35[2]	264,750	$213,901
Series 2006-A4, Class 2A2, 4.855%, due 06/25/36[2]	131,805	94,010
KNDL Mortgage Trust, Series 2019-KNSQ, Class F, 1 mo. USD Term SOFR + 2.196%, 7.529%, due 05/15/36[2,3]	100,000	98,759
Manhattan West Mortgage Trust, Series 2020-1MW, Class D, 2.413%, due 09/10/39[2,3]	100,000	85,589
Med Trust, Series 2021-MDLN, Class C, 1 mo. USD Term SOFR + 1.914%, 7.248%, due 11/15/38[2,3]	99,522	98,403
Series 2021-MDLN, Class F, 1 mo. USD Term SOFR + 4.114%, 9.448%, due 11/15/38[2,3]	217,954	214,140
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C33, Class C, 4.558%, due 05/15/50[2]	103,000	93,799
Morgan Stanley Capital I Trust, Series 2017-H1, Class B, 4.075%, due 06/15/50	44,000	39,932
Series 2017-H1, Class C, 4.281%, due 06/15/50[2]	123,000	109,089
Series 2018-H4, Class C, 5.225%, due 12/15/51[2]	80,000	70,611
MSWF Commercial Mortgage Trust, Series 2023-2, Class D, 4.000%, due 12/15/56[3]	10,000	6,805
Series 2023-1, Class C, 6.906%, due 05/15/56[2]	73,000	71,570
Series 2023-2, Class C, 7.252%, due 12/15/56[2]	32,000	33,705
MTN Commercial Mortgage Trust, Series 2022-LPFL, Class A, 1 mo. USD Term SOFR + 1.397%, 6.737%, due 03/15/39[2,3]	2,650,000	2,593,687
NAAC Reperforming Loan REMICS Trust Certificates, Series 2004-R3, Class A1, 6.500%, due 02/25/35[3]	368,122	306,405
OAKST Commercial Mortgage Trust, Series 2023-NLP, Class A, 6.298%, due 03/15/40[2,3]	2,640,000	2,688,469
One Bryant Park Trust, Series 2019-OBP, Class A, 2.516%, due 09/15/54[3]	3,100,000	2,674,724
ONE Mortgage Trust, Series 2021-PARK, Class E, 1 mo. USD Term SOFR + 1.864%, 7.198%, due 03/15/36[2,3]	150,000	137,693

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]	Value
Mortgage-backed securities—(continued)
Onslow Bay Mortgage Loan Trust, Series 2021-NQM4, Class A1, 1.957%, due 10/25/61[2,3]	295,105	$242,872
ORL Trust, Series 2023-GLKS, Class D, 1 mo. USD Term SOFR + 4.301%, 9.634%, due 10/19/36[2,3]	128,000	128,200
RFMSI Trust, Series 2004-S9, Class 1A23, 5.500%, due 12/25/34	148,552	137,276
SCOTT Trust, Series 2023-SFS, Class A, 5.910%, due 03/15/40[3]	1,125,000	1,137,398
Sequoia Mortgage Trust, Series 2007-3, Class 1A1, 1 mo. USD Term SOFR + 0.514%, 5.851%, due 07/20/36[2]	39,938	34,330
SG Residential Mortgage Trust, Series 2021-2, Class A1, 1.737%, due 12/25/61[2,3]	474,082	387,288
Starwood Mortgage Residential Trust, Series 2021-5, Class A1, 1.920%, due 09/25/66[2,3]	953,775	786,307
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 3A, 6.455%, due 07/25/34[2]	128,411	121,796
Structured Asset Mortgage Investments II Trust, Series 2006-AR3, Class 11A1, 1 mo. USD Term SOFR + 0.534%, 5.870%, due 04/25/36[2]	340,385	293,585
Structured Asset Mortgage Investments Trust, Series 2002-AR3, Class A1, 1 mo. USD Term SOFR + 0.774%, 6.109%, due 09/19/32[2]	18,129	17,282
Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class B, 1 mo. USD Term SOFR + 2.932%, 8.265%, due 05/15/37[2,3]	179,000	178,663
Series 2022-DPM, Class C, 1 mo. USD Term SOFR + 3.777%, 9.110%, due 05/15/37[2,3]	150,000	149,435
Thornburg Mortgage Securities Trust, Series 2007-4, Class 2A1, 3.882%, due 09/25/37[2]	101,490	98,450
Towd Point Mortgage Trust, Series 2022-4, Class A1, 3.750%, due 09/25/62[3]	233,404	218,921
Verus Securitization Trust, Series 2021-6, Class A1, 1.630%, due 10/25/66[2,3]	897,907	761,868
Series 2021-6, Class A3, 1.887%, due 10/25/66[2,3]	231,112	196,088
Series 2022-4, Class A3, 4.740%, due 04/25/67[2,3]	116,816	111,958
	Face amount[1]		Value
Mortgage-backed securities—(concluded)
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR2, Class 2A1, 3.713%, due 03/25/36[2]		313,369	$265,724
Series 2005-AR13, Class A1A1, 1 mo. USD Term SOFR + 0.694%, 6.030%, due 10/25/45[2]		179,979	169,945
Series 2006-AR9, Class 1A, 1 yr. MTA + 1.000%, 6.058%, due 08/25/46[2]		241,812	217,487
Series 2002-AR6, Class A, 1 yr. MTA + 1.400%, 6.458%, due 06/25/42[2]		4,868	4,431
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6, Class B, 3.811%, due 11/15/49		143,000	131,274
Series 2015-NXS4, Class C, 4.841%, due 12/15/48[2]		54,000	51,336
WFRBS Commercial Mortgage Trust, Series 2014-C22, Class XA, 0.908%, due 09/15/57[2]		5,095,114	11,538
WMRK Commercial Mortgage Trust, Series 2022-WMRK, Class C, 1 mo. USD Term SOFR + 4.083%, 9.416%, due 11/15/27[2,3]		3,100,000	3,138,750
Total mortgage-backed securities (cost—$47,860,922)			46,453,196
Municipal bonds—0.3%
California—0.0%†
Golden State Tobacco Securitization Corp., Revenue Bonds, Series A-1, 3.714%, due 06/01/41		200,000	156,923
Illinois—0.3%
Sales Tax Securitization Corp. Second Lien, Refunding, Revenue Bonds, Series B, 3.057%, due 01/01/34		1,400,000	1,195,362
Texas—0.0%†
Texas Natural Gas Securitization Finance Corp., Revenue Bonds, Series 2023-1, 5.102%, due 04/01/35		100,000	102,134
Total municipal bonds (cost—$1,498,475)			1,454,419
Non-U.S. government agency obligations—0.8%
Angola—0.0%†
Angola Government International Bonds 8.750%, due 04/14/32[3]		35,000	30,035
Brazil—0.1%
Brazil Letras do Tesouro Nacional 0.000%, due 07/01/24[9]	BRL	800,000	155,012

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]		Value
Non-U.S. government agency obligations—(continued)
Colombia—0.0%†
Colombia Government International Bonds 3.000%, due 01/30/30		50,000	$41,400
Dominican Republic—0.0%†
Dominican Republic International Bonds 6.850%, due 01/27/45[3]		110,000	107,525
El Salvador—0.0%†
El Salvador Government International Bonds 9.500%, due 07/15/52[3]		25,000	20,990
Guatemala—0.0%†
Guatemala Government Bonds 3.700%, due 10/07/33[3]		45,000	36,831
Indonesia—0.1%
Indonesia Government International Bonds 4.625%, due 04/15/43[3]		165,000	153,881
Japan—0.1%
Japan Bank for International Cooperation 2.875%, due 07/21/27		300,000	285,942
Japan International Cooperation Agency 2.750%, due 04/27/27		300,000	283,458
			569,400
Mexico—0.2%
Mexico Bonos 8.500%, due 03/01/29		4,000,000	225,939
8.500%, due 05/31/29		2,000,000	113,333
Mexico Government International Bonds 3.500%, due 02/12/34		175,000	146,387
4.400%, due 02/12/52		175,000	134,662
Mexico Udibonos 2.750%, due 11/27/31	MXN	5,400,485	274,943
3.000%, due 12/03/26		967,257	52,131
4.000%, due 11/30/28		1,370,281	77,266
			1,024,661
Mongolia—0.0%†
Mongolia Government International Bonds 5.125%, due 04/07/26[3]		55,000	52,806
Oman—0.1%
Oman Government International Bonds 7.000%, due 01/25/51[3]		140,000	144,186
Panama—0.0%†
Panama Government International Bonds 2.252%, due 09/29/32		80,000	56,600
3.298%, due 01/19/33		100,000	76,750
			133,350
Paraguay—0.0%†
Paraguay Government International Bonds
3.849%, due 06/28/33[3]		40,000	34,633
4.950%, due 04/28/31[3]		70,000	67,340
			101,973
	Face amount[1]	Value
Non-U.S. government agency obligations—(concluded)
Qatar—0.0%†
Qatar Government International Bonds 4.400%, due 04/16/50[3]	60,000	$52,398
Romania—0.1%
Romania Government International Bonds 3.000%, due 02/14/31[6]	104,000	88,140
3.625%, due 03/27/32[3]	50,000	43,125
4.000%, due 02/14/51[3]	60,000	43,125
		174,390
Saudi Arabia—0.1%
Saudi Government International Bonds 3.250%, due 11/17/51[3]	120,000	79,500
3.750%, due 01/21/55[3]	50,000	35,313
4.875%, due 07/18/33[3]	200,000	199,000
5.000%, due 01/18/53[3]	200,000	177,750
		491,563
South Africa—0.0%†
Republic of South Africa Government International Bonds 5.650%, due 09/27/47	90,000	67,111
5.750%, due 09/30/49	45,000	33,347
		100,458
Uruguay—0.0%†
Uruguay Government International Bonds 5.100%, due 06/18/50	50,000	48,645
Total non-U.S. government agency obligations (cost—$3,744,314)		3,439,504
U.S. government agency obligations—10.5%
Federal Home Loan Mortgage Corp. 2.500%, due 02/01/51	90,610	76,326
2.500%, due 03/01/52	588,619	495,040
3.500%, due 04/01/52	94,416	85,929
3.500%, due 05/01/52	506,753	461,571
3.500%, due 11/01/52	518,460	471,912
3.500%, due 12/01/53	798,362	726,443
4.000%, due 09/01/52	233,449	219,659
4.000%, due 10/01/52	309,335	291,087
4.000%, due 11/01/52	492,451	463,360
4.000%, due 01/01/53	286,512	269,587
4.500%, due 08/01/52	1,237,788	1,195,741
4.500%, due 09/01/52	460,216	444,462
4.500%, due 10/01/52	461,725	446,169
4.500%, due 01/01/53	238,001	229,854
5.000%, due 10/01/52	228,023	225,406
5.000%, due 11/01/52	306,572	302,791
5.000%, due 12/01/52	442,459	437,825
5.000%, due 04/01/53	424,289	418,953
5.000%, due 05/01/53	721,140	712,166
5.500%, due 04/01/53	542,359	543,817
5.500%, due 07/01/53	861,957	864,488
5.500%, due 08/01/53	414,480	416,152
6.000%, due 06/01/53	209,545	212,914

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]	Value
U.S. government agency obligations—(continued)
6.000%, due 07/01/53	450,409	$456,593
6.000%, due 08/01/53	190,337	192,950
7.645%, due 05/01/25	199,518	199,020
Federal National Mortgage Association 2.500%, due 09/01/51	420,181	354,767
2.500%, due 10/01/51	499,330	421,521
2.500%, due 12/01/51	559,631	472,148
3.000%, due 02/01/52	1,018,763	894,222
3.000%, due 03/01/53	194,581	170,377
3.250%, due 11/01/26[2,4,12]	2,706	2,706
3.500%, due 05/01/52	288,820	263,112
3.500%, due 06/01/52	3,988,704	3,633,056
3.500%, due 07/01/52	27,943	25,447
3.500%, due 08/01/52	97,104	88,376
1 yr. CMT + 2.098%, 3.837%, due 05/01/30[2]	11,218	11,104
4.000%, due 06/01/52	591,223	556,970
4.000%, due 07/01/52	210,644	198,449
4.000%, due 10/01/52	90,162	85,876
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 yr. + 1.833%, 4.209%, due 03/01/36[2]	13,954	13,971
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 yr. + 1.912%, 4.287%, due 02/01/36[2]	14,225	14,276
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 yr. + 1.815%, 4.323%, due 03/01/36[2]	15,061	15,109
4.500%, due 08/01/52	226,972	219,481
4.500%, due 09/01/52	733,011	708,188
4.500%, due 10/01/52	251,164	242,812
4.500%, due 01/01/53	242,302	234,008
4.500%, due 05/01/53	186,393	180,505
1 yr. CMT + 2.405%, 4.655%, due 05/01/27[2]	426	425
1 yr. CMT + 2.230%, 4.934%, due 04/01/27[2]	3,166	3,172
5.000%, due 10/01/52	280,742	277,298
5.000%, due 12/01/52	533,591	528,294
5.000%, due 02/01/53	470,785	465,201
5.000%, due 03/01/53	403,979	399,340
5.000%, due 04/01/53	436,870	431,705
5.000%, due 05/01/53	93,942	92,780
5.000%, due 06/01/53	681,202	672,736
5.000%, due 07/01/53	1,093,008	1,080,199
5.188%, due 11/01/34[2]	1,172,678	1,167,990
5.500%, due 01/01/53	436,065	437,527
5.500%, due 02/01/53	230,026	230,845
5.500%, due 03/01/53	61,200	61,366
5.500%, due 07/01/53	300,728	301,520
Refinitiv USD IBOR Consumer Cash Fallbacks Term 6 mo. + 1.538%, 5.663%, due 01/01/36[2]	2,528	2,518
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 yr. + 1.603%, 5.978%, due 12/01/35[2]	12,640	12,565
6.000%, due 06/01/53	426,243	432,346
	Face amount[1]	Value
U.S. government agency obligations—(concluded)
6.000%, due 07/01/53	471,676	$478,153
6.000%, due 08/01/53	47,785	48,441
6.000%, due 02/01/54	134,868	137,095
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 yr. + 1.780%, 6.030%, due 11/01/35[2]	3,226	3,225
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 yr. + 1.942%, 6.192%, due 09/01/35[2]	13	13
Government National Mortgage Association 1 yr. CMT + 1.500%, 3.625%, due 07/20/25[2]	317	312
1 yr. CMT + 1.500%, 3.625%, due 01/20/26[2]	496	490
1 yr. CMT + 1.500%, 3.875%, due 05/20/26[2]	1,394	1,373
5.000%, due 12/20/49	42,516	42,926
Uniform Mortgage-Backed Security, TBA 2.500%	850,000	714,800
3.500%	235,000	213,900
4.000%	7,675,000	7,226,834
4.500%	1,790,000	1,729,049
5.000%	3,505,000	3,461,455
5.500%	7,155,000	7,174,621
Total U.S. government agency obligations (cost—$47,052,951)		47,497,210
U.S. Treasury obligations—9.8%
U.S. Treasury Bonds 1.375% due 08/15/50	1,445,000	777,478
1.625% due 11/15/50	2,000,000	1,151,641
2.250% due 08/15/49	100,000	67,945
2.375% due 02/15/42	600,000	454,031
2.875% due 08/15/45	500,000	396,777
2.875% due 05/15/49	200,000	155,109
3.000% due 11/15/44	500,000	407,871
3.000% due 02/15/49	200,000	158,891
3.000% due 08/15/52	2,400,000	1,903,219
3.250% due 05/15/42	11,200,000	9,698,062
3.625% due 02/15/53	11,900,000	10,683,981
3.875% due 02/15/43	300,000	282,410
3.875% due 05/15/43	900,000	846,844
4.375% due 08/15/43	400,000	402,875
U.S. Treasury Inflation-Indexed Bonds 0.125% due 02/15/51	117,945	72,287
0.750% due 02/15/45	391,203	306,351
1.000% due 02/15/46	259,192	212,021
1.000% due 02/15/49	122,030	97,753
1.500% due 02/15/53	413,212	370,088
U.S. Treasury Inflation-Indexed Notes 0.125% due 07/15/24	775,932	769,309
0.125% due 10/15/24[13]	239,370	235,882
0.125% due 07/15/31	687,420	616,136
0.125% due 01/15/32	332,325	294,082
0.250% due 01/15/25[13]	1,037,168	1,012,576
0.625% due 07/15/32	951,183	874,308

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]	Value
U.S. Treasury obligations—(concluded)
U.S. Treasury Notes 0.500% due 08/31/27	7,800,000	$6,911,531
2.625% due 07/31/29	700,000	656,059
3.750% due 12/31/28	1,750,000	1,740,020
4.250% due 12/31/24	2,700,000	2,686,711
Total U.S. Treasury obligations (cost—$49,948,047)		44,242,248
	Number of shares
Common stocks—0.7%
Mortgage real estate investment—0.7%
Ellington Financial, Inc.,Series C2,8 (cost—$3,025,000)	121,000	2,939,090
Short-term U.S. Treasury obligations—1.1%
U.S. Treasury Bills, 5.403%, due 04/18/24[14]	1,300,000	1,285,535
5.220%, due 07/25/24[14]	1,450,000	1,414,738
5.195%, due 08/01/24	2,500,000	2,436,881
Total short-term U.S. Treasury obligations (cost—$5,137,012)		5,137,154
Exchange traded funds—0.3%
Invesco Senior Loan ETF	73,013	1,534,003
Total exchange traded funds (cost—$1,676,021)		1,534,003
	Face amount[1]
Short-term investments—3.3%
Commercial paper—1.1%
AES Corp., 6.000% due 02/01/24[15]	250,000	250,000
American Electric Power Co., Inc., 5.620% due 03/14/24[3]	250,000	248,361
Arrow Electronics, Inc., 5.850% due 02/02/24[3]	250,000	249,959
AutoNation, Inc., 5.950% due 02/06/24[3]	250,000	249,793
Avangrid, Inc., 5.470% due 03/06/24[3]	500,000	497,417
Bacardi-Martini BV, 5.550% due 02/15/24[3]	250,000	249,460
Bacardi-Martini BV, 5.700% due 02/08/24[3]	250,000	249,723
Bacardi-Martini BV, 5.902% due 02/15/24[3]	250,000	249,436
Conagra Brands, Inc., 5.750% due 02/09/24[3]	250,000	249,681
Fidelity National Information Services, Inc., 5.580% due 02/08/24[3]	250,000	249,729
Fidelity National Information Services, Inc., 5.580% due 02/09/24[3]	250,000	249,690
Global Payments, Inc., 5.990% due 02/07/24	250,000	249,750
	Face amount[1]	Value
Short-term investments—(concluded)
Commercial paper—(concluded)
Global Payments, Inc., 5.990% due 02/09/24	250,000	$249,667
Global Payments, Inc., 6.030% due 02/05/24	250,000	249,833
Keurig Dr Pepper, Inc., 5.600% due 03/28/24[3]	250,000	247,822
Kinder Morgan, Inc., 5.490% due 02/01/24[3]	250,000	250,000
Marathon Oil Corp., 5.980% due 02/05/24[3]	250,000	249,834
Penske Truck Leasing Co. LP, 5.550% due 02/23/24	250,000	249,152
Southern Co., 5.570% due 02/13/24[3]	250,000	249,536
		4,988,843
Total commercial paper (cost—$4,988,843)		4,988,843
	Number of shares
Investment companies—2.2%
State Street Institutional U.S. Government Money Market Fund, 5.300%[14] (cost—$10,177,969)	10,177,969	10,177,969
Total short-term investments (cost—$15,166,812)		15,166,812
Investment of cash collateral from securities loaned—2.4%
Money market funds—2.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.296%[14] (cost—$10,703,515)	10,703,515	10,703,515

	Number of contracts	Notional amount
Swaptions purchased—0.0%†
Put swaptions—0.0%†
Call USD vs. Put GBP strike @ 1.200, expires 09/26/24 (Counterparty: GS; pay floating rate);	200,000	USD	200,000	2,075
1 Year USD SOFR Interest Rate Swap strike @ 5.050, expires 05/28/24 (Counterparty: BNP; pay floating rate); underlying swap terminates 5/30/2025	1,200,000	USD	1,200,000	242

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Put swaptions—(continued)
1 Year USD SOFR Interest Rate Swap strike @ 4.975, expires 05/29/24 (Counterparty: GS; pay floating rate); underlying swap terminates 5/31/2025	1,200,000	USD	1,200,000	$321
1 Year USD SOFR Interest Rate Swap strike @ 4.150, expires 01/13/25 (Counterparty: DB; pay floating rate); underlying swap terminates 1/15/2026	2,600,000	USD	2,600,000	4,943
	Number of contracts	Notional amount		Value
Swaptions purchased—(concluded)
Put swaptions—(concluded)
1 Year USD SOFR Interest Rate Swap strike @ 4.150, expires 01/13/25 (Counterparty: BOA; pay floating rate); underlying swap terminates 1/15/2026	1,200,000	USD	1,200,000	$2,281
Total put swaptions				9,862
Total swaptions purchased (cost—$16,518)				9,862
Total investments (cost—$511,067,199)—110.4%				500,619,307
Liabilities in excess of other assets—(10.4)%				(46,999,412)
Net assets—100.0%				$453,619,895

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Swaptions written

Notional amount (000)		Number of contracts	Call swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	600	600,000	2 Year USD SOFR Interest Rate Swap strike @ 3.350 terminating 5/30/2026	BNP	Pay	05/28/24	$1,380	$(1,758)	$(378)
USD	600	600,000	2 Year USD SOFR Interest Rate Swap strike @ 3.195 terminating 5/31/2026	GS	Pay	05/29/24	1,320	(1,386)	(66)
USD	200	200,000	10 Year USD SOFR Interest Rate Swap strike @ 3.350 terminating 2/7/2034	MSCI	Pay	02/05/24	950	(42)	908
Total							$3,650	$(3,186)	$464
			Put Swaptions
GBP	400	400,000	Call USD vs. Put GBP strike @ 1.100	GS	Pay	09/26/24	$4,100	$(738)	$3,362
USD	200	200,000	10 Year USD SOFR Interest Rate Swap strike @ 3.800 terminating 2/7/2034	MSCI	Pay	02/05/24	950	(54)	896
Total							$5,050	$(792)	$4,258
Total swaptions written							$8,700	$(3,978)	$4,722

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts:
19	USD	3 Month SOFR Futures	March 2024	$4,495,659	$4,495,637	$(22)
13	CAD	Canadian Bond 10 Year Futures	March 2024	1,167,991	1,176,474	8,483
U.S. Treasury futures buy contracts:
145	USD	U.S. Long Bond Futures	March 2024	$16,827,815	$17,739,843	$912,028
131	USD	U.S. Treasury Note 10 Year Futures	March 2024	14,537,424	14,714,984	177,560
155	USD	U.S. Treasury Note 2 Year Futures	March 2024	31,697,991	31,876,719	178,728
157	USD	U.S. Treasury Note 5 Year Futures	March 2024	16,734,676	17,017,328	282,652
229	USD	Ultra U.S. Treasury Bond Futures	March 2024	27,784,750	29,591,094	1,806,344
179	USD	Ultra U.S. Treasury Note 10 Year Futures	March 2024	20,284,735	20,920,626	635,891
Total				$133,531,041	$137,532,705	$4,001,664
Interest rate futures sell contracts:
6	EUR	EURO BOBL 5 Year Index Future	March 2024	$(766,084)	$(768,572)	$(2,488)
U.S. Treasury futures sell contracts:
270	USD	U.S. Treasury Note 5 Year Futures	March 2024	$(28,860,320)	$(29,265,468)	$(405,148)
59	USD	Ultra U.S. Treasury Bond Futures	March 2024	(7,120,140)	(7,623,906)	(503,766)
43	USD	Ultra U.S. Treasury Note 10 Year Futures	March 2024	(4,920,203)	(5,025,626)	(105,423)
Total				$(41,666,747)	$(42,683,572)	$(1,016,825)
Net unrealized appreciation (depreciation)						$2,984,839

Centrally cleared credit default swap agreements on credit indices—sell protection16

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[17]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
iTraxx Europe Crossover S40	EUR	100	12/20/28	Quarterly	5.000%	$(15,918)	$19,875	$3,957
iTraxx Europe Crossover S40	EUR	200	12/20/28	Quarterly	5.000	(31,483)	39,764	8,281
Total						$(47,401)	$59,639	$12,238

Centrally cleared credit default swap agreements on corporate issues—sell protection16

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[17]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
AT&T, Inc., 3.800%, due 06/20/28	USD	400	06/20/28	Quarterly	1.000%	$1,379	$4,988	$6,367
British Telecommunications PLC, 5.750%, due 06/20/28	EUR	300	06/20/28	Quarterly	1.000	(477)	5,240	4,763
T-Mobile USA, Inc., 4.750%, due 06/20/28	USD	200	06/20/28	Quarterly	5.000	(30,212)	36,456	6,244
Verizon Communications, Inc., 4.125%, due 06/20/28	USD	400	06/20/28	Quarterly	1.000	930	5,895	6,825
Verizon Communications, Inc., 4.125%, due 06/20/28	USD	100	12/20/28	Quarterly	1.000	231	1,547	1,778
Total						$(28,149)	$54,126	$25,977

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[17]	Payments received by the Portfolio[17]	Value	Unrealized appreciation (depreciation)
AUD	500	09/20/33	Semi-annual	4.500%	6 Month AUD Bank Bill Swap	$6,007	$13,380
AUD	300	03/20/34	Semi-annual	4.500	6 Month AUD Bank Bill Swap	3,305	11,825
CAD	1,100	12/18/25	At Maturity	3.500	6 Month CAD CDOR	(551)	313
CAD	6,500	06/21/25	Semi-annual	4.000	6 Month CAD CDOR	(22,314)	29,800
CAD	600	07/13/25	Semi-annual	4.820	6 Month CAD CDOR	3,131	3,131
CAD	1,400	07/14/25	Semi-annual	4.750	6 Month CAD CDOR	6,259	6,156
CAD	4,100	09/20/25	Semi-annual	3.750	6 Month CAD CDOR	(23,754)	26,242
CAD	1,200	06/01/32	Semi-annual	6 Month SOFR	3.500%	(11,667)	(2,851)
CAD	300	12/20/33	Semi-annual	6 Month SOFR	3.750	(6,917)	(5,740)
EUR	200	03/09/33	Annual	2.547	6 Month EURIBOR	1,586	1,586
EUR	1,800	03/20/34	Annual	3.000	6 Month EUR EURIBOR	77,091	106,087
EUR	800	03/20/54	Semi-annual	6 mo. EUR EURIBOR	2.750	(66,347)	(89,215)
JPY	140,000	09/20/43	Annual	12 Month JPY TONA	1.000	64,816	53,636
MXN	3,000	11/22/28	Monthly	8.945	28 day TIIE-Banxico	1,544	1,544
MXN	900	11/24/28	Monthly	8.865	28 day TIIE-Banxico	307	307
USD	1,700	10/18/24	Annual	12 Month SOFR	5.388	(4,767)	(4,767)
USD	4,200	06/21/25	Annual	12 Month SOFR	3.750	43,317	(8,779)
USD	600	07/17/25	Annual	12 Month SOFR	4.600	612	670
USD	2,700	09/20/25	Annual	12 Month SOFR	3.500	36,255	(9,114)
USD	800	12/18/25	Annual	12 Month SOFR	3.500	142	(382)
USD	400	05/31/28	Annual	12 Month SOFR	3.807	(2,912)	(2,912)
USD	100	10/31/30	Annual	12 Month SOFR	3.727	(952)	(952)
USD	100	10/31/30	Annual	12 Month SOFR	3.722	(923)	(923)
USD	200	10/31/30	Annual	12 Month SOFR	3.739	(2,048)	(2,048)
USD	100	10/31/30	Annual	12 Month SOFR	3.732	(981)	(981)
USD	300	06/15/32	Annual	12 Month SOFR	1.750	46,289	7,552
USD	1,200	06/21/33	Annual	12 Month SOFR	3.000	73,737	53,308
USD	1,800	08/15/33	Annual	12 Month SOFR	3.687	(16,010)	(16,010)
USD	700	08/15/33	Annual	12 Month SOFR	3.734	(8,837)	(8,837)
USD	300	08/15/33	Annual	12 Month SOFR	3.763	(4,475)	(4,475)
USD	200	08/15/33	Annual	12 Month SOFR	3.753	(2,822)	(2,822)
USD	700	08/15/33	Annual	12 Month SOFR	3.717	(7,875)	(7,875)
USD	300	08/15/33	Annual	12 Month SOFR	3.745	(4,045)	(4,045)
USD	300	08/15/33	Annual	12 Month SOFR	3.754	(4,263)	(4,263)
USD	100	11/22/33	Annual	12 Month SOFR	4.250	(5,121)	(5,121)
USD	100	12/19/33	Annual	12 Month SOFR	3.950	(2,719)	(2,719)
USD	600	12/20/33	Annual	12 Month SOFR	3.500	6,297	3,229
USD	100	01/08/34	Annual	12 Month SOFR	3.648	(278)	(278)
USD	100	01/08/34	Annual	12 Month SOFR	3.670	(467)	(467)
USD	100	01/09/34	Annual	12 Month SOFR	3.594	164	164
USD	100	01/24/34	Annual	3.685%	12 Month SOFR	668	668
USD	100	01/24/34	Annual	3.665	12 Month SOFR	501	501
Total						$170,983	$134,523

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

OTC credit default swap agreements on corporate issues—sell protection16

Counterparty	Referenced obligations	Notional amount (000)		Maturity date	Payments frequency	Payments made by the Portfolio[17]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
JPM	Banco do Brasil SA, 4.625%, due 12/20/24	USD	100	12/20/24	Quarterly	(1.000)	$(2,244)	$47	$1,135

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	CAD	244,000	USD	179,732	02/15/24	$(1,787)
BB	JPY	32,800,000	USD	219,920	02/15/24	(3,388)
BB	MYR	2,596,159	USD	559,180	02/21/24	9,725
BB	USD	82,000	TRY	2,590,585	03/05/24	891
BB	USD	63,384	TRY	1,978,921	03/15/24	(750)
BB	USD	30,812	TRY	967,558	03/22/24	(418)
BB	USD	41,507	TRY	1,309,334	03/27/24	(596)
BB	USD	4,344	TRY	140,832	03/28/24	51
BB	USD	15,880	TRY	502,491	03/29/24	(213)
BB	USD	32,324	TRY	1,031,257	04/09/24	(544)
BB	USD	68,847	TRY	2,227,792	04/24/24	(1,266)
BB	USD	42,094	TRY	1,363,521	04/26/24	(817)
BB	TWD	6,392,180	USD	206,000	06/20/24	(1,511)
BNP	USD	60,498	TWD	1,898,659	02/29/24	358
BNP	TWD	1,899,455	USD	59,758	02/29/24	(1,123)
BNP	TWD	4,884,833	USD	157,677	03/20/24	737
BNP	CNH	53,000	USD	7,331	03/26/24	(66)
BNP	TWD	292,627	USD	9,473	05/20/24	6
BNP	TWD	195,615	USD	6,353	06/20/24	3
BNP	TWD	1,383,581	USD	44,671	06/20/24	(245)
BOA	MXN	140,000	USD	8,207	03/20/24	137
CITI	USD	1,179,610	EUR	1,075,000	02/08/24	(17,569)
CITI	USD	225,000	JPY	32,367,964	02/08/24	(4,875)
CITI	EUR	1,658,599	USD	1,820,000	02/08/24	27,107
CITI	USD	172,623	JPY	25,800,000	02/15/24	3,027
CITI	USD	206,000	IDR	3,199,311,540	03/20/24	(3,424)
CITI	MXN	6,926,917	USD	403,608	03/20/24	4,282
CITI	PEN	105,879	USD	28,125	03/20/24	325
CITI	THB	4,046,810	USD	118,000	03/20/24	3,515
DB	GBP	677,000	USD	856,951	02/15/24	(1,098)
DB	JPY	5,300,000	USD	37,293	02/15/24	1,210
GS	EUR	1,744,000	USD	1,911,679	02/02/24	26,938
GS	TRY	81,706	USD	2,673	02/08/24	(4)
GS	USD	1,278,511	AUD	2,001,000	02/15/24	34,801
GS	USD	919	MXN	16,020	03/20/24	5
GS	USD	15,432	TRY	484,133	03/20/24	(191)
GS	THB	7,109,400	USD	205,000	03/20/24	3,873
GS	USD	14,801	TRY	465,195	03/21/24	(172)

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
GS	BRL	500,000	USD	100,947	07/02/24	$1,626
GSI	USD	165,000	BRL	814,605	02/08/24	(702)
GSI	USD	165,000	CLP	146,899,500	02/08/24	(7,109)
GSI	USD	165,000	HUF	57,279,750	02/08/24	(3,798)
GSI	EUR	150,000	USD	164,432	02/08/24	2,286
GSI	USD	3,049	HUF	1,062,600	04/18/24	(77)
GSI	EUR	2,010,825	USD	2,210,644	04/18/24	30,501
GSI	GBP	450,000	USD	573,068	04/18/24	2,466
GSI	JPY	384,930	USD	2,707	04/18/24	60
HSBC	USD	91,230	CAD	122,000	02/15/24	(470)
HSBC	CAD	54,000	USD	40,078	02/15/24	(95)
HSBC	USD	10,994	IDR	169,479,418	03/20/24	(263)
HSBC	USD	213,963	TWD	6,752,683	03/20/24	2,987
JPMCB	USD	46,982	TRY	1,434,091	02/13/24	(198)
JPMCB	EUR	212,000	USD	231,089	02/15/24	1,857
JPMCB	USD	9,012	IDR	139,136,268	03/20/24	(202)
JPMCB	USD	467,739	THB	16,184,008	03/20/24	(9,890)
JPMCB	TWD	1,850,308	USD	59,419	03/20/24	(28)
JPMCB	USD	233,034	BRL	1,139,138	04/02/24	(4,458)
JPMCB	USD	59,419	TWD	1,827,360	06/20/24	(97)
JPMCB	BRL	300,000	USD	60,389	07/02/24	797
NW	EUR	364,000	USD	399,344	02/15/24	5,757
Net unrealized appreciation (depreciation)						$97,884

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2024 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Asset-backed securities	$—	$67,619,244	$—	$67,619,244
Corporate bonds	—	226,058,753	—	226,058,753
Loan assignments	—	28,364,297	—	28,364,297
Mortgage-backed securities	—	46,453,196	—	46,453,196
Municipal bonds	—	1,454,419	—	1,454,419
Non-U.S. government agency obligations	—	3,439,504	—	3,439,504
U.S. government agency obligations	—	47,494,504	2,706	47,497,210
U.S. Treasury obligations	—	44,242,248	—	44,242,248
Common stocks	2,939,090	—	—	2,939,090
Exchange traded funds	1,534,003	—	—	1,534,003
Short-term U.S. Treasury obligations	—	5,137,154	—	5,137,154
Short-term Investments	—	10,177,969	—	10,177,969

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

Fair valuation summary—(concluded)

Assets Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Commercial paper	$—	$4,988,843	$—	$4,988,843
Investment of cash collateral from securities loaned	—	10,703,515	—	10,703,515
Swaptions Purchased	—	9,862	—	9,862
Futures contracts	4,001,686	—	—	4,001,686
Swap agreements	—	485,147	—	485,147
Forward foreign currency contracts	—	165,328	—	165,328
Total	$8,474,779	$496,793,983	$2,706	$505,271,468
Liabilities
Swaptions written	$—	$(3,978)	$—	$(3,978)
Futures contracts	(1,016,847)	—	—	(1,016,847)
Swap agreements	—	(200,352)	—	(200,352)
Forward foreign currency contracts	—	(67,444)	—	(67,444)
Total	$(1,016,847)	$(271,774)	$—	$(1,288,621)

At January 31, 2024, there were no transfers in or out of Level 3.

Securities valued using unobservable inputs, i.e. Level 3, were not considered significant to the Fund.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

1  In U.S. dollars unless otherwise indicated.

2  Floating or variable rate securities. The rates disclosed are as of January 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registrations, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $183,636,480, represented 40.5% of the Portfolios net assets at period end.

4  Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

5  Security, or portion thereof, was on loan at the period end.

6  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

7  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

8  Perpetual investment. Date shown reflects the next call date.

9  Rate shown reflects annualized yield at the period end on zero coupon bond.

10  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

11  Bond interest in default.

12  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

13  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures and/or swap agreements.

14  Rates shown reflect yield at January 31, 2024.

15  Zero coupon bond.

16  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

17  Payments made or received are based on the notional amount.

See accompanying notes to financial statements.

PACE Municipal Fixed Income Investments

Performance (unaudited)

For the six-months ended January 31, 2024, the Portfolio's Class P shares returned 2.94% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg US Municipal 3-15 Year Blend (2-17) Municipal Bond Index (the "benchmark") returned 2.61%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 84. Please note that the returns shown do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments (unaudited)2

The Portfolio outperformed its benchmark during the reporting period. Sector allocation and duration and yield curve positioning were the largest positive contributors to returns, whereas security selection was a slight detractor. Sector allocation benefited from strong performance among revenue bonds, particularly among pre-paid gas issues of which the Portfolio was overweight. Furthermore, an overweight toward public power bonds was additive, although this was mitigated by weaker performance among hospital bonds which were laggards. The Portfolio also benefited relative to the benchmark from being underweight general obligation, particularly local issues, which lagged the broad market. Security selection detracted overall, driven by Chicago O'Hare airport and Dayton Texas Independent School District bonds. Stronger performance was experienced among prepaid gas issues.

From a quality perspective, being overweight BBB-rated bonds was additive overall, as this high-yielding segment outperformed higher grade issues as the economic backdrop improved. The reporting period experienced elevated interest rate volatility as yields moved higher during the first half led by hawkish market Federal Reserve (Fed) expectations. Investor sentiment toward rates shifted however during November and December 2023, reflected in a significant rate rally fueled by a more dovish Fed tone and rising expectations for more Fed rate cuts in 2024. The Portfolio's duration posture averaged modestly long versus the benchmark, which was generally additive for the reporting period, particularly during the last two months of 2023. Yield curve exposure benefited from being overweight longer 15-20 year rate duration bucket versus the benchmark which outpaced shorter maturity segments.

No derivatives were used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Municipal Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) LLC ("UBS AM")

Investment Subadvisor:

Insight North America LLC (formerly, Mellon Investments Corporation) ("Insight")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, David Kelly, Christopher Andersen, CFA, and Eileen Wong (since May 2023)

Insight: Daniel Marques, CFA and Daniel Rabasco, CFA

Objective:

High current income exempt from federal income tax

Investment process:

The subadvisor utilizes a strategy that involves investing

in undervalued sectors, geographical regions or individual

securities.

PACE Municipal Fixed Income Investments

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high current income exempt from federal income taxes. Investors should be able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Municipal Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/24	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	2.81%	2.47%	1.50%	2.03%
Class Y2	2.92	2.69	1.76	2.27
Class P3	2.94	2.72	1.77	2.28
After deducting maximum sales charge
Class A1	0.48	0.18	1.05	1.80
Bloomberg US Municipal 3-15 Year Blend (2-17) Municipal Bond Index[4]	2.61	2.56	1.97	2.53

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 28, 2023 were as follows: Class A—0.90% and 0.82%; Class Y—1.40% and 0.57%; and Class P—0.64% and 0.57%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) LLC ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2024 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—0.82%; Class Y—0.57%; and Class P—0.57%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/ expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 2.25%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg US Municipal 3-15 Year Blend Municipal Bond Index is an unmanaged index for the tax-exempt bond market. The Index includes investment-grade municipal bonds with an effective maturity between 2 and 17 years that have at least one year to maturity. Sectors include general obligation, revenue, insured and pre-refunded bonds. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

PACE Municipal Fixed Income Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of January 31, 2024

Characteristics
Weighted average duration	5.11 yrs.
Weighted average maturity	9.24 yrs.
Average coupon	4.62%
Top five states
Texas	11.3%
Illinois	10.2
Pennsylvania	8.3
New York	7.0
Indiana	5.8
Total	42.6%
Credit rating
AA	20.2%
AA-	12.2
AA+	10.1
A	8.9
A-	8.6
A+	7.6
BBB+	4.4
AAA	4.2
BBB-	1.2
BBB	0.9
NR	20.5
Cash equivalents and other assets less liabilities	1.2
Total	100.0%

1  The portfolio is actively managed and its composition will vary over time.

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount	Value
Municipal bonds—98.8%
Alabama—2.1%
County of Jefferson AL Sewer Revenue, Revenue Bonds, 5.000%, due 10/01/38	$750,000	$836,662
5.250%, due 10/01/40	750,000	844,159
Lower Alabama Gas District, Gas Project, Revenue Bonds, 4.000%, due 12/01/50[1]	2,500,000	2,502,381
		4,183,202
Alaska—0.8%
City of Anchorage AK Wastewater, Refunding, Revenue Bonds, Series B, 5.000%, due 05/01/31	1,395,000	1,491,086
Arizona—2.6%
Arizona Industrial Development Authority, Equitable School Revolving Fund LLC Obligated Group, Revenue Bonds, Series A, 4.000%, due 11/01/35	2,000,000	2,032,491
Arizona Industrial Development Authority, Revenue Bonds, Series 2019-2, 3.625%, due 05/20/33	923,172	865,688
City of Phoenix Civic Improvement Corp., City of Phoenix AZ Airport, Revenue Bonds, AMT, Series B, 5.000%, due 07/01/30	1,000,000	1,085,527
Salt Verde Financial Corp., Revenue Bonds, 5.000%, due 12/01/32	1,000,000	1,069,167
		5,052,873
Arkansas—0.7%
City of Fort Smith AR Water & Sewer, Refunding, Revenue Bonds, 5.000%, due 10/01/34	1,320,000	1,428,402
California—1.3%
California Housing Finance Agency, Revenue Bonds, Series 2021-1, 3.500%, due 11/20/35	1,436,328	1,353,345
California State, Refunding, GO Bonds, 5.000%, due 04/01/33	1,000,000	1,120,258
		2,473,603
Colorado—1.7%
Colorado Health Facilities Authority, prerefunded, Revenue Bonds, Series B, 5.000%, due 11/15/49[1]	140,000	147,715
Colorado Health Facilities Authority, Refunding, Revenue Bonds, Series B, 5.000%, due 11/15/49[1]	1,360,000	1,428,878
	Face amount	Value
Municipal bonds—(continued)
Colorado—(concluded)
Colorado Health Facilities Authority, Sisters of Charity of Leavenworth Health System, Inc., Refunding, Revenue Bonds, Series A, 5.000%, due 01/01/30	$1,500,000	$1,696,685
		3,273,278
Connecticut—1.9%
State of Connecticut Special Tax, Revenue Bonds, Series A, 4.000%, due 05/01/36	1,000,000	1,060,844
Series A, 4.000%, due 05/01/39	2,650,000	2,725,362
		3,786,206
District of Columbia—2.2%
District of Columbia, Income Tax Revenue, Revenue Bonds, Series A, 5.000%, due 07/01/41	1,500,000	1,704,057
Metropolitan Washington Airports Authority, Refunding, Revenue Bonds, AMT, Series A, 5.000%, due 10/01/28	2,500,000	2,645,131
		4,349,188
Florida—3.6%
Central Florida Expressway Authority Senior Lien, Revenue Bonds, AGM, Series D, 5.000%, due 07/01/35	1,500,000	1,711,229
City of Jacksonville FL, Refunding, Revenue Bonds, Series A, 5.000%, due 10/01/39	750,000	858,162
County of Polk FL Utility System, Refunding, Revenue Bonds, 5.000%, due 10/01/35	625,000	718,182
JEA Electric System, Refunding, Revenue Bonds, Series 3A, 5.000%, due 10/01/34	1,630,000	1,826,319
Orange County Convention Center/Orlando, Refunding, Revenue Bonds, Series B, 5.000%, due 10/01/30	1,885,000	1,979,495
		7,093,387
Georgia—4.6%
City of Atlanta GA Water & Wastewater Revenue, Refunding, Revenue Bonds, Series A, 5.000%, due 11/01/31	1,000,000	1,078,989
Fulton County Development Authority of Georgia, Piedmont Healthcare, Inc., Refunding, Revenue Bonds, Series A, 5.000%, due 07/01/27	1,500,000	1,565,857

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount	Value
Municipal bonds—(continued)
Georgia—(concluded)
Fulton County Development Authority of Georgia, WellStar Health System, Revenue Bonds, Series A, 5.000%, due 04/01/36	$1,000,000	$1,047,309
Georgia Ports Authority, Revenue Bonds, 5.000%, due 07/01/41	1,500,000	1,692,636
Main Street Natural Gas, Inc., Revenue Bonds, Series A, 5.500%, due 09/15/28	1,500,000	1,598,149
Series C, 5.000%, due 09/01/53[1]	1,000,000	1,063,628
Municipal Electric Authority of Georgia, Plant Vogtle Unis 3&4 Project, Revenue Bonds, Series A, 5.000%, due 01/01/33	1,000,000	1,069,711
		9,116,279
Hawaii—0.5%
Hawaii Airports System, Revenue Bonds, AMT, Series A, 5.000%, due 07/01/29	1,000,000	1,067,956
Illinois—10.2%
Chicago Midway International Airport, Revenue Bonds, Series C, 5.000%, due 01/01/34	1,500,000	1,700,065
Chicago O'Hare International Airport Senior Lien, Refunding, Revenue Bonds, Series B, 5.000%, due 01/01/35	1,000,000	1,032,171
Chicago O'Hare International Airport, Refunding, Revenue Bonds, AMT, Series A, 5.000%, due 01/01/29	2,500,000	2,522,608
Chicago Waterworks Second Lien, Refunding, Revenue Bonds, AGM, Series 2017-2, 5.000%, due 11/01/31	1,000,000	1,071,155
Chicago Waterworks Senior Lien, Revenue Bonds, Series A-1, 5.000%, due 11/01/29	1,920,000	2,007,770
City of Chicago IL, Refunding, GO Bonds, Series A, 4.000%, due 01/01/35	1,250,000	1,272,339
Illinois County of Cook Sales Tax, Refunding, Revenue Bonds, 5.000%, due 11/15/35	2,500,000	2,643,134
Illinois Municipal Electric Agency, Refunding, Revenue Bonds, Series A, 5.000%, due 02/01/32	2,500,000	2,553,811
Illinois Sports Facilities Authority, Refunding, Revenue Bond, BAM, 5.000%, due 06/15/28	1,000,000	1,053,590
	Face amount	Value
Municipal bonds—(continued)
Illinois—(concluded)
Regional Transportation Authority, Revenue Bonds, 6.500%, due 07/01/30	$1,000,000	$1,170,071
Sales Tax Securitization Corp. Second Lien, Refunding, Revenue Bonds, Series A, 5.000%, due 01/01/36	1,770,000	1,949,467
University of Illinois, Auxiliary Facilities System, Revenue Bonds, Series A, 5.000%, due 04/01/30	1,000,000	1,001,345
		19,977,526
Indiana—5.8%
Indiana Finance Authority First Lien, CWA Authority, Inc., Refunding, Revenue Bonds, Series 1, 4.000%, due 10/01/36	2,020,000	2,124,081
Indiana Finance Authority, Indiana University Health Inc Obligated Group, Revenue Bonds, Series B, 2.250%, due 12/01/58[1]	5,250,000	5,159,742
Indiana Finance Authority, Marion County Capital Improvement Board, Refunding, Revenue Bonds, Series A, 5.250%, due 02/01/35	1,000,000	1,025,362
Richmond Hospital Authority, Reid Hospital & Health Care Services, Inc., Refunding, Revenue Bonds, Series A, 5.000%, due 01/01/30	2,055,000	2,074,332
Whiting City, BP Products North America, Inc., Revenue Bonds, AMT, 5.000%, due 11/01/47[1]	1,000,000	1,005,540
		11,389,057
Iowa—0.3%
Iowa Tobacco Settlement Authority, Refunding, Revenue Bonds, Series A-2 CLASS 1, 5.000%, due 06/01/33	500,000	554,296
Kentucky—1.6%
Kentucky Public Energy Authority, Revenue Bonds, Series A, 4.000%, due 12/01/50[1]	1,000,000	1,001,433
Series A-1, 5.250%, due 04/01/54[1]	2,000,000	2,172,297
		3,173,730
Louisiana—2.3%
Jefferson Sales Tax District, Revenue Bonds, AGM, Series B, 4.000%, due 12/01/32	1,895,000	2,000,515

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount	Value
Municipal bonds—(continued)
Louisiana—(concluded)
New Orleans Aviation Board Louis Armstrong New Orleans International Airport, Revenue Bonds, AMT, AGM, Series B, 5.000%, due 01/01/28	$1,500,000	$1,517,479
Parish of St John the Baptist LA, Marathon Oil Corp, Refunding, Revenue Bonds, Series A-3, 2.200%, due 06/01/37[1]	1,000,000	948,143
		4,466,137
Massachusetts—1.1%
Commonwealth of Massachusetts, GO Bonds, Series D, 4.000%, due 05/01/34	2,000,000	2,109,839
Michigan—1.8%
Michigan Finance Authority Prerefunded, Revenue Bonds, 5.000%, due 08/01/33	50,000	50,411
Michigan State Strategic Fund Improvement Project, State of Michigan Department of Transportation, Revenue Bonds, AMT, Series P3, 5.000%, due 06/30/32	3,300,000	3,492,802
		3,543,213
Missouri—1.0%
Missouri State Health & Educational Facilities Authority, Coxhealth, Refunding, Revenue Bonds, Series A, 5.000%, due 11/15/34	2,000,000	2,032,231
Nebraska—0.7%
Nebraska Public Power District, Refunding, Revenue Bonds, Series A, 5.000%, due 01/01/31	1,300,000	1,420,117
Nevada—0.3%
City of Reno Reno First Lien, County of Washoe NV Sales Tax Revenue, Refunding, Revenue Bonds, Series A, 5.000%, due 06/01/33	500,000	537,997
New Jersey—5.5%
New Jersey Health Care Facilities Financing Authority, Valley Health System, Revenue Bonds, 5.000%, due 07/01/33	1,000,000	1,094,600
New Jersey Transportation Trust Fund Authority, Transportation Program Notes, Revenue Bonds, Series BB1, 5.000%, due 06/15/30	1,000,000	1,095,990
Tobacco Settlement Financing Corp., Refunding, Revenue Bonds, Series A, 5.000%, due 06/01/34	8,000,000	8,573,703
		10,764,293
	Face amount	Value
Municipal bonds—(continued)
New Mexico—1.1%
New Mexico Educational Assistance Foundation, Refunding, Revenue Bonds, Series 1A, 5.000%, due 09/01/28	$2,000,000	$2,130,402
New York—7.0%
City Of New York NY, GO Bonds, Series B, Subseries B-1, 5.250%, due 10/01/41	1,180,000	1,354,670
City of New York, Refunding, GO Bonds, Series A-1, 5.000%, due 08/01/32	1,270,000	1,457,790
New York State Dormitory Authority, Personal Income Tax, Refunding, Revenue Bonds, Series E, 4.000%, due 03/15/42	2,860,000	2,872,011
New York State Urban Development Corp., Revenue Bonds, Series A, 4.000%, due 03/15/39	2,600,000	2,680,055
New York Transportation Development Corp., JFK International Air Terminal LLC, Revenue Bonds, AMT, 5.000%, due 12/01/35	2,000,000	2,184,398
5.000%, due 12/01/36	1,000,000	1,083,116
New York Transportation Development Corp., Laguardia Gateway Partners LLC, Revenue Bonds, AMT, Series A, 5.000%, due 07/01/34	1,000,000	1,002,889
TSASC, Inc., Refunding, Revenue Bonds, Series A, 5.000%, due 06/01/34	1,000,000	1,039,380
		13,674,309
North Carolina—0.9%
Charlotte NC Airport Revenue, Revenue Bonds, Series B, 5.000%, due 07/01/36	1,540,000	1,715,674
Ohio—1.9%
Ohio Water Development Authority, Revenue Bonds, Series A, 5.000%, due 12/01/39	1,500,000	1,755,291
State of Ohio, Cleveland Clinic Health System Obligated Group, Revenue Bonds, Series C, 2.750%, due 01/01/52[1]	1,980,000	1,947,302
		3,702,593
Oklahoma—0.3%
Oklahoma Municipal Power Authority, Power Supply System, Revenue Bonds, AGM, Series A, 4.000%, due 01/01/33	650,000	690,002

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount	Value
Municipal bonds—(continued)
Pennsylvania—8.3%
Allegheny County Hospital Development Authority, Allegheny Health Network Obligated Group, Refunding, Revenue Bonds, Series A, 5.000%, due 04/01/29	$3,190,000	$3,408,234
Commonwealth Financing Authority, Tobacco Master Settlement Payment, Revenue Bonds, 5.000%, due 06/01/31	1,500,000	1,614,505
Pennsylvania Economic Development Financing Authority, The Penndot Major Bridges, Revenue Bonds, 5.000%, due 06/30/34	2,200,000	2,478,497
Pennsylvania Housing Finance Agency, Refunding, Revenue Bonds, Series 134B, 5.000%, due 10/01/27	1,250,000	1,304,974
Pennsylvania Turnpike Commission, Motor License, Refunding, Revenue Bonds, Series 2ND, 5.000%, due 12/01/33	1,500,000	1,602,289
Philadelphia Airport PA, Refunding, Revenue Bonds, AMT, Series B, 5.000%, due 07/01/32	1,250,000	1,306,182
Philadelphia School District Prerefunded, GO Bonds, Series F, 5.000%, due 09/01/30	10,000	10,568
Philadelphia School District, GO Bonds, Series A, 4.000%, due 09/01/35	1,500,000	1,537,712
Series A, 5.000%, due 09/01/31	1,000,000	1,073,837
Southeastern Pennsylvania Transportation Authority, Revenue Bonds, 5.250%, due 06/01/40	1,750,000	1,984,175
		16,320,973
Rhode Island—1.8%
Rhode Island Health and Educational Building Corp., State of Rhode Island, Revenue Bonds, 4.000%, due 05/15/42	2,300,000	2,293,692
Rhode Island Student Loan Authority, Student Loan, Revenue Bonds, AMT, Series A-SENIOR BONDS, 5.000%, due 12/01/30	1,125,000	1,226,894
		3,520,586
South Carolina—0.8%
Piedmont Municipal Power Agency, Catawba Project Power Sales, Refunding, Revenue Bonds, Series B, 4.000%, due 01/01/34	1,500,000	1,565,036
	Face amount	Value
Municipal bonds—(continued)
Tennessee—4.0%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Lipscomb University, Refunding, Revenue Bonds, Series A, 5.000%, due 10/01/35	$1,350,000	$1,435,404
Metropolitan Government of Nashville & Davidson County TN, GO Bonds, 4.000%, due 07/01/33	1,500,000	1,561,806
Series C, 4.000%, due 01/01/32	3,000,000	3,241,131
Tennessee Energy Acquisition Corp., Revenue Bonds, Series A, 5.250%, due 09/01/26	1,500,000	1,540,456
		7,778,797
Texas—11.3%
Brazos Higher Education Authority, Inc., Student Loan Program, Revenue Bonds, AMT, Series 1A, 5.000%, due 04/01/30	1,000,000	1,066,992
Central Texas Turnpike System, Refunding, Revenue Bonds, Series C, 5.000%, due 08/15/31	2,000,000	2,012,975
City of El Paso TX, GO Bonds, 5.000%, due 08/15/34	2,000,000	2,072,323
Dayton Independent School District, GO Bonds, 4.000%, due 02/15/40	1,400,000	1,402,802
Frisco Independent School District, Refunding, GO Bonds, 4.000%, due 08/15/37	1,000,000	1,000,350
Garland Independent School District, GO Bonds, Series C, 5.000%, due 02/15/42	2,000,000	2,257,234
Harris County Cultural Education Facilities Finance Corp., Texas Children's Hospital, Refunding, Revenue Bonds, Series A, 4.000%, due 10/01/35	1,750,000	1,791,917
Harris County-Houston Sports Authority Senior Lien, Refunding, Revenue Bonds, Series A, 5.000%, due 11/15/29	1,000,000	1,010,465
Katy Independent School District, CIB, Refunding, GO Bonds, Series A, 3.000%, due 02/15/32	2,375,000	2,371,415
North Texas Tollway Authority, North Texas Tollway System, Refunding, Revenue Bonds, Series A, 5.000%, due 01/01/34	2,775,000	2,814,267

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount	Value
Municipal bonds—(continued)
Texas—(concluded)
Plano Independent School District, GO Bonds, 5.000%, due 02/15/43	$1,000,000	$1,112,539
Tarrant County Cultural Education Facilities Finance Corp., Baylor Scott and White Health, Refunding, Revenue Bonds, Series A, 5.000%, due 11/15/32	1,000,000	1,043,034
Texas Municipal Gas Acquisition & Supply Corp. IV, Revenue Bonds, Series B, 5.500%, due 01/01/54[1]	1,000,000	1,118,635
West Travis County Public Utility Agency, Refunding, Revenue Bonds, BAM, 5.000%, due 08/15/30	1,000,000	1,077,072
		22,152,020
Virginia—0.5%
Virginia Small Business Financing Authority, Capital Beltway Express LLC, Refunding, Revenue Bonds, 5.000%, due 12/31/42	1,000,000	1,049,892
Washington—5.2%
Energy Northwest, Refunding, Revenue Bonds, Series A, 5.000%, due 07/01/35	1,250,000	1,466,417
Grant County Public Utility District No. 2 Electric Revenue, Refunding, Revenue Bonds, Series R, 2.000%, due 01/01/44[1]	1,000,000	979,682
Port of Seattle, Intermediate Lien, Revenue Bonds, AMT, 5.000%, due 04/01/28	2,000,000	2,121,352
Port of Seattle, Revenue Bonds, AMT, Series C, 5.000%, due 04/01/32	1,955,000	1,965,116
State of Washington, GO Bonds, Series B, 5.000%, due 02/01/43	1,000,000	1,125,303
	Face amount	Value
Municipal bonds—(concluded)
Washington—(concluded)
State of Washington, Refunding, GO Bonds, Series R-2022-C, 4.000%, due 07/01/36	$1,500,000	$1,610,775
Washington State Housing Finance Commission, Revenue Bonds, Series A, 3.500%, due 12/20/35	960,607	904,524
		10,173,169
Wisconsin—3.1%
City of Milwaukee WI, GO Bonds, AGM, Series B4, 5.000%, due 04/01/35	2,000,000	2,285,924
Public Finance Authority KU, Campus Development Corp. project, University of Kansas, Revenue Bonds, 5.000%, due 03/01/34	1,500,000	1,541,342
Public Finance Authority, Duke Energy Progress LLC, Refunding, Revenue Bonds, Series A-2, 3.700%, due 10/01/46[1]	2,330,000	2,364,960
		6,192,226
Total municipal bonds (cost—$197,037,846)		193,949,575
	Number of shares
Short-term investments—0.5%
Investment companies—0.5%
State Street Institutional U.S. Government Money Market Fund, 5.300%[2] (cost—$936,220)	936,220	936,220
Total investments (cost—$197,974,066)—99.3%		194,885,795
Other assets in excess of liabilities—0.7%		1,361,952
Net assets—100.0%		$196,247,747

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2024 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds	$—	$193,949,575	$—	$193,949,575
Short-term investments	—	936,220	—	936,220
Total	$—	$194,885,795	$—	$194,885,795

At January 31, 2024, there were no transfers in or out of Level 3.

Portfolio footnotes

1  Floating or variable rate securities. The rates disclosed are as of January 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

2  Rates shown reflect yield at January 31, 2024.

See accompanying notes to financial statements.

PACE Global Fixed Income Investments

Performance (unaudited)

For the six-months ended January 31, 2024, the Portfolio's Class P shares returned 1.91% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Global Aggregate Bond Index (the "benchmark") returned 2.09%, and the Bloomberg Global Aggregate ex-USD 50% Hedged (USD) index returned 1.15%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 94. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments (unaudited)2

The Portfolio outperformed its benchmark during the reporting period, driven by sector allocation/security selection and currency overlay.

In duration, our overweight eurozone duration contributed to returns, as the declining trend of growth and moderating inflation trajectory in the region bolstered the markets to price in European Central Bank easing in the first half of 2023. Over the period, the Portfolio was tactically underweight US duration due to relatively stronger growth outlook and technical headwinds. This was switched to an overweight in November 2023, due to dovish Federal Reserve (Fed) rhetoric and attractive real yields. The overweight was closed in January 2024 due to near-term headwinds amid tight valuations and strong macroeconomic data. An underweight Japan duration, which was held due to expectation of higher yields on the back of high inflation and expectation of a hawkish Bank of Japan, detracted from performance and was scaled back.

In currency, an underweight to the US dollar hurt performance at the start of the reporting period. However, the combination of the announcement from the US Treasury on reduced expectations of issuance and downside surprises in US inflation resulted in the US dollar outperformance during the third quarter of 2023. This started to reverse in November, resulting in strong gains from the sizeable short position in the Portfolio. Elsewhere, an overweight to the Swedish krona was additive, as it benefited strongly from the positive correlation to equity markets, as well as positive sentiment following the decision by its central bank to hedge their foreign currency reserves.

In terms of sector positioning, the Portfolio held an overweight in agency mortgage-backed securities (MBS) due to attractive valuations. This contributed to returns as spreads tightened on the back of a decline in implied volatility. The Portfolio remains overweight agency MBS due to positive carry (incremental yield) and cheap relative valuations. Elsewhere, an allocation to investment-grade corporate credit allocation/selection contributed to performance on the back of spread compression. The allocation was focused towards the banking sector over the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Global Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) LLC ("UBS AM")

Investment Subadvisor:

J.P. Morgan Investment Management, Inc. ("J.P. Morgan")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, David Kelly, Christopher Andersen, CFA, and Eileen Wong (since May 2023)

J.P. Morgan: Iain Stealey, CFA, Linda Raggi, CFA and Myles Bradshaw, CFA

Objective:

High total return

Investment process:

The subadvisor utilizes a strategy that involves investing primarily in global fixed income securities either directly or through the use of financial derivative instruments where appropriate.

PACE Global Fixed Income Investments

Subadvisor's comments (unaudited)2 – concluded

We utilized derivatives over the period for hedging and efficient portfolio management purposes. The main types of financial derivative contracts we use are bond futures and foreign exchange currency forwards contracts. This allows us to implement our strategy, including hedging or implementing currency overlay. Overall, the use of derivatives was beneficial to our portfolio management process.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging markets than in more developed countries.

PACE Global Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/24	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.78%	(1.08)%	(0.96)%	(0.08)%
Class Y2	1.79	(0.84)	(0.81)	0.09
Class P3	1.91	(0.83)	(0.76)	0.12
After deducting maximum sales charge
Class A1	(1.99)	(4.81)	(1.71)	(0.46)
Bloomberg Global Aggregate Bond Index[4]	2.09	0.93	(0.89)	0.13
Bloomberg Global Aggregate ex USD 50% Hedged (USD) Index[5]	1.15	(0.18)	(2.37)	(1.09)

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 28, 2023 were as follows: Class A—1.23% and 1.03%; Class Y—1.09% and 0.87%; and Class P—1.04% and 0.84%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) LLC ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2024 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.03%; Class Y—0.87%; and Class P—0.84%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg Global Aggregate Bond Index is an unmanaged broad-based, market capitalization-weighted index which is designed to measure the broad investment-grade global fixed income markets for US and non-US government, government-related, corporate and securitized sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Bloomberg Global Aggregate ex USD 50% Hedged (USD) Index, is an index which provides a broad-based measure of the global investment grade fixed income markets excluding US dollar-denominated debt and provides 50% of its currency exposure in the US dollar. The other major currency exposures in this index are the Euro, the Japanese yen and, to a lesser extent, the British pound and the Canadian dollar. The two major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate indices. The index also includes Canadian, Euro-yen, and other non-USD-denominated investment grade aggregate index eligible securities not already in the indices already noted. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

PACE Global Fixed Income Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of January 31, 2024

Characteristics
Weighted average duration	6.72 yrs.
Weighted average maturity	13.14 yrs.
Average coupon	3.49%
Top ten fixed income holdings
Bundesrepublik Deutschland Bundesanleihe, 2.400% due 11/15/30	3.7%
French Republic Government Bonds OAT, 2.500% due 05/25/43	3.2
China Government Bonds, 2.800% due 11/15/32	3.0
Spain Government Bonds, 3.550% due 10/31/33	2.5
Korea Treasury Bonds, 3.000% due 09/10/24	2.3
Federal National Mortgage Association, 3.500% due 04/01/52	2.2
European Union, 1.000% due 07/06/32	2.0
U.S. Treasury Inflation-Indexed Notes, 1.375% due 07/15/33	1.8
Federal National Mortgage Association, 2.500% due 07/01/51	1.6
Bank of Montreal, 0.125% due 01/26/27	1.6
Total	23.9%
Top five issuer breakdown by country or territory of origin
United States	39.1%
France	9.3
China	8.2
United Kingdom	5.5
Canada	4.9
Total	67.0%
Investments by type of issuer
Industrial	54.3%
Banks and other financial institutions	21.0
Government and other public issuers	20.6
Investment companies	2.9
Liabilities in excess of other assets	1.1
Total	100.0%

1  The portfolio is actively managed and its composition will vary over time.

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]		Value
Corporate bonds—34.1%
Australia—2.0%
Glencore Funding LLC 6.375%, due 10/06/30[2]		385,000	$412,498
Santos Finance Ltd. 6.875%, due 09/19/33[2]		310,000	330,040
Westpac Banking Corp. 1.079%, due 04/05/27[3]	EUR	2,950,000	2,999,434
			3,741,972
Brazil—0.2%
Braskem Netherlands Finance BV 4.500%, due 01/31/30[2]		429,000	338,095
Canada—4.0%
Bank of Montreal 0.125%, due 01/26/27[3]	EUR	3,100,000	3,072,636
Fortis, Inc. 3.055%, due 10/04/26		926,000	881,082
Nutrien Ltd. 5.950%, due 11/07/25		261,000	265,350
Toronto-Dominion Bank 0.864%, due 03/24/27[3]	EUR	2,950,000	2,984,431
5.523%, due 07/17/28		470,000	483,367
			7,686,866
China—0.3%
NXP BV/NXP Funding LLC/NXP USA, Inc. 2.500%, due 05/11/31[4]		410,000	343,613
2.650%, due 02/15/32		42,000	34,997
3.400%, due 05/01/30		200,000	182,110
5.000%, due 01/15/33		85,000	83,313
			644,033
Denmark—0.6%
Danske Bank AS (fixed, converts to FRN on 06/21/29), 4.750%, due 06/21/30[3,5]	EUR	350,000	397,392
(fixed, converts to FRN on 09/11/25), 1.621%, due 09/11/26[2,5]		830,000	779,403
			1,176,795
France—3.0%
BNP Paribas SA (fixed, converts to FRN on 06/12/28), 5.335%, due 06/12/29[2,5]		735,000	745,549
BPCE SA 0.500%, due 02/24/27[3]	EUR	100,000	98,935
4.375%, due 07/13/28[3]	EUR	600,000	668,041
(fixed, converts to FRN on 01/18/26), 5.975%, due 01/18/27[2,5]		820,000	827,034
(fixed, converts to FRN on 10/19/28), 6.714%, due 10/19/29[2,5]		830,000	872,955
(fixed, converts to FRN on 10/19/33), 7.003%, due 10/19/34[2,5]		250,000	272,754
	Face amount[1]		Value
Corporate bonds—(continued)
France—(concluded)
Credit Agricole SA 5.589%, due 07/05/26[2]		460,000	$468,793
(fixed, converts to FRN on 10/03/28), 6.316%, due 10/03/29[2,5]		705,000	735,177
Electricite de France SA 6.900%, due 05/23/53[2]		200,000	224,123
Societe Generale SA 7.367%, due 01/10/53[2]		200,000	211,962
(fixed, converts to FRN on 01/10/28), 6.446%, due 01/10/29[2,4,5]		540,000	557,390
			5,682,713
Germany—0.9%
Commerzbank AG (fixed, converts to FRN on 12/05/25), 4.000%, due 12/05/30[3,5]	EUR	800,000	852,406
Deutsche Bank AG (fixed, converts to FRN on 11/20/28), 6.819%, due 11/20/29[5]		185,000	194,406
Volkswagen Leasing GmbH 0.625%, due 07/19/29[3]	EUR	200,000	185,275
Vonovia SE 0.625%, due 12/14/29[3]	EUR	400,000	356,493
5.000%, due 11/23/30[3]	EUR	100,000	113,415
			1,701,995
Indonesia—0.1%
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 5.450%, due 05/21/28[3]		202,000	202,881
Ireland—2.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 1.650%, due 10/29/24		288,000	279,663
2.450%, due 10/29/26		350,000	324,631
3.300%, due 01/30/32		300,000	257,136
5.750%, due 06/06/28		175,000	178,592
6.500%, due 07/15/25		150,000	152,111
AIB Group PLC (fixed, converts to FRN on 04/04/27), 2.250%, due 04/04/28[3,5]	EUR	500,000	518,817
Avolon Holdings Funding Ltd. 2.875%, due 02/15/25[2]		385,000	372,891
4.250%, due 04/15/26[2]		1,105,000	1,068,686
5.750%, due 03/01/29[2]		505,000	501,435
6.375%, due 05/04/28[2]		155,000	158,506
Bank of Ireland Group PLC (fixed, converts to FRN on 06/05/25), 1.875%, due 06/05/26[3,5]	EUR	800,000	842,363
(fixed, converts to FRN on 07/04/30), 5.000%, due 07/04/31[3,5]	EUR	300,000	344,604
(fixed, converts to FRN on 09/16/25), 6.253%, due 09/16/26[2,5]		310,000	313,223
			5,312,658

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Italy—1.3%
Enel Finance International NV 5.000%, due 06/15/32[2]		400,000	$391,423
5.500%, due 06/15/52[2]		200,000	189,860
Intesa Sanpaolo SpA 5.250%, due 01/13/30[3]	EUR	300,000	350,007
6.625%, due 06/20/33[2]		605,000	622,182
7.000%, due 11/21/25[2]		200,000	204,836
UniCredit SpA 0.850%, due 01/19/31[3]	EUR	350,000	311,813
(fixed, converts to FRN on 01/17/28), 4.800%, due 01/17/29[3,5]	EUR	400,000	450,873
			2,520,994
Japan—0.1%
Mizuho Financial Group, Inc. (fixed, converts to FRN on 07/06/33), 5.748%, due 07/06/34[5]		265,000	274,266
Mexico—0.6%
Petroleos Mexicanos 6.840%, due 01/23/30		1,310,000	1,118,871
Netherlands—0.1%
Cooperatieve Rabobank UA (fixed, converts to FRN on 12/01/26), 0.375%, due 12/01/27[3,5]	EUR	100,000	99,616
Norway—0.3%
Aker BP ASA 5.600%, due 06/13/28[2]		205,000	208,621
6.000%, due 06/13/33[2]		405,000	420,140
			628,761
Spain—0.8%
Banco Bilbao Vizcaya Argentaria SA (fixed, converts to FRN on 09/19/29), 9.375%, due 03/19/29[4,5,6]		215,000	227,969
Banco Santander SA 6.607%, due 11/07/28		400,000	424,868
(fixed, converts to FRN on 05/21/29), 9.625%, due 11/21/28[5,6]		200,000	211,593
CaixaBank SA (fixed, converts to FRN on 07/19/28), 5.000%, due 07/19/29[3,5]	EUR	400,000	452,174
(fixed, converts to FRN on 09/13/33), 6.840%, due 09/13/34[2,5]		230,000	244,635
			1,561,239
Switzerland—0.1%
Holcim Finance Luxembourg SA 0.625%, due 01/19/33[3]	EUR	300,000	250,323
United Kingdom—4.0%
BAT Capital Corp. 4.540%, due 08/15/47		235,000	179,985
Eversholt Funding PLC 6.359%, due 12/02/25[3]	GBP	301,000	389,243
	Face amount[1]		Value
Corporate bonds—(continued)
United Kingdom—(concluded)
Gatwick Funding Ltd. 6.125%, due 03/02/26[3]	GBP	100,000	$128,889
Heathrow Funding Ltd. 1.125%, due 10/08/30[3]	EUR	300,000	278,030
6.450%, due 12/10/31[3]	GBP	350,000	482,319
6.750%, due 12/03/26[3]	GBP	478,000	630,684
HSBC Holdings PLC (fixed, converts to FRN on 11/22/26), 2.251%, due 11/22/27[5]		610,000	562,040
Lloyds Banking Group PLC (fixed, converts to FRN on 07/08/26), 5.985%, due 08/07/27[5]		240,000	243,515
NatWest Group PLC (fixed, converts to FRN on 09/06/27), 4.067%, due 09/06/28[3,5]	EUR	505,000	554,665
(fixed, converts to FRN on 11/10/25), 7.472%, due 11/10/26[5]		775,000	803,021
NGG Finance PLC (fixed, converts to FRN on 09/05/27), 2.125%, due 09/05/82[3,5]	EUR	143,000	141,217
RELX Finance BV 3.750%, due 06/12/31[3]	EUR	300,000	335,450
Santander U.K. Group Holdings PLC (fixed, converts to FRN on 11/21/25), 6.833%, due 11/21/26[5]		814,000	831,433
Segro Capital SARL 1.250%, due 03/23/26[3]	EUR	200,000	205,672
Standard Chartered PLC (fixed, converts to FRN on 01/12/27), 2.608%, due 01/12/28[2,5]		343,000	314,730
(fixed, converts to FRN on 02/08/27), 6.750%, due 02/08/28[2,5]		819,000	844,668
(fixed, converts to FRN on 02/08/29), 7.018%, due 02/08/30[2,5]		375,000	395,484
(fixed, converts to FRN on 09/23/26), 1.200%, due 09/23/31[3,5]	EUR	200,000	196,332
			7,517,377
United States—12.9%
AbbVie, Inc. 4.050%, due 11/21/39		465,000	420,675
AES Corp. 1.375%, due 01/15/26		460,000	426,638
Ameren Illinois Co. 5.900%, due 12/01/52		40,000	44,060
Amgen, Inc. 4.663%, due 06/15/51		130,000	116,432
5.650%, due 03/02/53		110,000	113,335
Bank of America Corp. (fixed, converts to FRN on 01/23/34), 5.468%, due 01/23/35[5]		230,000	234,220
(fixed, converts to FRN on 02/04/27), 2.551%, due 02/04/28[5]		795,000	740,328
(fixed, converts to FRN on 04/25/28), 5.202%, due 04/25/29[5]		325,000	327,658

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
United States—(continued)
(fixed, converts to FRN on 09/15/28), 5.819%, due 09/15/29[5]	905,000	$935,691
(fixed, converts to FRN on 10/20/31), 2.572%, due 10/20/32[5]	649,000	541,051
Baxter International, Inc. 2.539%, due 02/01/32	370,000	308,888
Boeing Co. 5.805%, due 05/01/50	95,000	95,137
Broadcom, Inc. 3.137%, due 11/15/35[2]	245,000	201,395
3.419%, due 04/15/33[2]	460,000	403,961
Cencora, Inc. 2.700%, due 03/15/31	61,000	53,167
2.800%, due 05/15/30[4]	76,000	68,039
CF Industries, Inc. 4.950%, due 06/01/43	159,000	145,779
Charter Communications Operating LLC/ Charter Communications Operating Capital 3.500%, due 06/01/41	505,000	352,555
3.700%, due 04/01/51	95,000	60,616
Cheniere Energy Partners LP 3.250%, due 01/31/32[4]	385,000	326,826
4.500%, due 10/01/29	440,000	419,752
Citigroup, Inc. (fixed, converts to FRN on 03/20/29), 3.980%, due 03/20/30[5]	460,000	438,393
(fixed, converts to FRN on 05/01/31), 2.561%, due 05/01/32[5]	210,000	175,851
Columbia Pipelines Operating Co. LLC 5.927%, due 08/15/30[2]	65,000	67,567
6.036%, due 11/15/33[2]	230,000	241,468
Comcast Corp. 2.937%, due 11/01/56	300,000	193,876
5.500%, due 11/15/32	430,000	453,072
ConocoPhillips Co. 5.050%, due 09/15/33	137,000	139,340
5.550%, due 03/15/54	130,000	135,803
Constellation Energy Generation LLC 5.800%, due 03/01/33	330,000	344,285
6.250%, due 10/01/39	175,000	187,152
6.500%, due 10/01/53	80,000	89,415
CVS Health Corp. 5.250%, due 01/30/31[4]	90,000	91,595
Diamondback Energy, Inc. 6.250%, due 03/15/33	205,000	218,490
Duke Energy Corp. 4.850%, due 01/05/29	290,000	290,904
Energy Transfer LP 5.550%, due 02/15/28	402,000	409,074
5.550%, due 05/15/34	160,000	160,916
5.750%, due 02/15/33	495,000	506,908
Entergy Arkansas LLC 5.150%, due 01/15/33[4]	140,000	142,859
FirstEnergy Transmission LLC 2.866%, due 09/15/28[2]	210,000	191,826
	Face amount[1]		Value
Corporate bonds—(continued)
United States—(continued)
Ford Motor Credit Co. LLC 4.867%, due 08/03/27	EUR	677,000	$750,244
Freeport-McMoRan, Inc. 5.400%, due 11/14/34		98,000	97,853
General Electric Co. 4.125%, due 09/19/35[3]	EUR	200,000	226,065
Goldman Sachs Group, Inc. (fixed, converts to FRN on 05/01/28), 4.223%, due 05/01/29[5]		665,000	643,469
(fixed, converts to FRN on 10/21/26), 1.948%, due 10/21/27[5]		280,000	257,511
(fixed, converts to FRN on 10/24/28), 6.484%, due 10/24/29[5]		445,000	472,485
HCA, Inc. 2.375%, due 07/15/31		130,000	107,740
3.500%, due 09/01/30		117,000	106,161
3.500%, due 07/15/51		190,000	133,175
4.625%, due 03/15/52		185,000	156,929
5.250%, due 06/15/49		10,000	9,256
Intuit, Inc. 5.500%, due 09/15/53		112,000	119,485
ITC Holdings Corp. 2.950%, due 05/14/30[2]		45,000	39,958
5.400%, due 06/01/33[2]		480,000	487,775
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg SARL 7.250%, due 11/15/53[2]		120,000	130,509
Jersey Central Power & Light Co. 2.750%, due 03/01/32[2]		330,000	278,139
Kimco Realty OP LLC 6.400%, due 03/01/34		230,000	248,840
Marvell Technology, Inc. 5.750%, due 02/15/29		67,000	69,445
5.950%, due 09/15/33		109,000	115,408
Meta Platforms, Inc. 4.450%, due 08/15/52		41,000	36,903
Monongahela Power Co. 5.850%, due 02/15/34[2]		60,000	62,596
Morgan Stanley (fixed, converts to FRN on 01/18/34), 5.466%, due 01/18/35[5]		70,000	71,435
(fixed, converts to FRN on 07/20/28), 5.449%, due 07/20/29[5]		655,000	666,648
(fixed, converts to FRN on 07/21/33), 5.424%, due 07/21/34[5]		250,000	253,238
(fixed, converts to FRN on 10/21/24), 1.164%, due 10/21/25[5]		560,000	540,883
(fixed, converts to FRN on 11/01/33), 6.627%, due 11/01/34[5]		320,000	354,221
Nasdaq, Inc. 5.550%, due 02/15/34		305,000	316,266
Netflix, Inc. 4.625%, due 05/15/29	EUR	700,000	803,217
Occidental Petroleum Corp. 4.625%, due 06/15/45		85,000	69,700

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
United States—(continued)
Oracle Corp. 3.600%, due 04/01/50		122,000	$89,778
5.550%, due 02/06/53		323,000	320,984
Pacific Gas & Electric Co. 6.150%, due 01/15/33		210,000	218,313
6.750%, due 01/15/53		143,000	157,232
Pfizer Investment Enterprises Pte. Ltd.
5.300%, due 05/19/53		100,000	101,676
5.340%, due 05/19/63		120,000	119,900
Pioneer Natural Resources Co. 2.150%, due 01/15/31		140,000	119,259
PNC Financial Services Group, Inc. (fixed, converts to FRN on 01/22/34), 5.676%, due 01/22/35[5]		75,000	76,965
Prologis Euro Finance LLC 1.000%, due 02/06/35	EUR	200,000	160,067
Realty Income Corp.
5.125%, due 07/06/34	EUR	100,000	116,738
Sabine Pass Liquefaction LLC 4.500%, due 05/15/30		590,000	575,940
San Diego Gas & Electric Co. 5.350%, due 04/01/53		170,000	170,062
Series UUU, 3.320%, due 04/15/50		80,000	57,502
Southern Co. Gas Capital Corp. 5.750%, due 09/15/33		100,000	104,727
Series 20-A, 1.750%, due 01/15/31		220,000	178,325
Take-Two Interactive Software, Inc. 4.950%, due 03/28/28		175,000	176,307
Texas Instruments, Inc. 5.000%, due 03/14/53		94,000	93,930
T-Mobile USA, Inc. 3.375%, due 04/15/29		320,000	296,868
U.S. Bancorp Secured Overnight Financing Rate + 1.860%, 5.678%, due 01/23/35[5]		65,000	66,508
Verizon Communications, Inc. 1.750%, due 01/20/31		380,000	310,529
Virginia Electric & Power Co. 5.000%, due 01/15/34		180,000	179,307
Vistra Operations Co. LLC 3.700%, due 01/30/27[2]		209,000	199,228
Warnermedia Holdings, Inc. 5.050%, due 03/15/42		355,000	314,675
Wells Fargo & Co. (fixed, converts to FRN on 07/25/28), 5.574%, due 07/25/29[5]		805,000	822,723
(fixed, converts to FRN on 07/25/33), 5.557%, due 07/25/34[5]		360,000	367,540
(fixed, converts to FRN on 10/23/28), 6.303%, due 10/23/29[5]		445,000	469,007
	Face amount[1]		Value
Corporate bonds—(concluded)
United States—(concluded)
WPC Eurobond BV 1.350%, due 04/15/28	EUR	200,000	$196,122
			24,500,763
Total corporate bonds (cost—$62,619,678)			64,960,218
Mortgage-backed securities—3.0%
Spain—0.5%
Bankinter 10 FTA, Series 10, Class A2, 3 mo. EUR EURIBOR + 0.160%, 4.083%, due 06/21/43[3,5]	EUR	505,207	545,029
Fondo de Titulizacion de Activos Santander Hipotecario 2, Series 2, Class A, 3 mo. EUR EURIBOR + 0.150%, 4.044%, due 01/18/49[3,5]	EUR	299,878	318,316
			863,345
United Kingdom—0.6%
Gemgarto PLC, Series 2021-1A, Class A, Sterling Overnight Index Average + 0.590%, 5.811%, due 12/16/67[2,5]	GBP	214,676	271,610
Silverstone Master Issuer PLC Series 2022-1A, Class 1A, Secured Overnight Financing Rate + 0.380%, 5.726%, due 01/21/70[2,5]		162,400	162,264
Series 2022-1A, Class 2A, Sterling Overnight Index Average + 0.290%, 5.511%, due 01/21/70[2,5]	GBP	600,000	757,980
			1,191,854
United States—1.9%
Angel Oak Mortgage Trust, Series 2020-1, Class A1, 2.466%, due 12/25/59[2,5]		79,663	75,532
Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class B, 4.727%, due 09/10/58[5]		470,000	420,322
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class C,
5.083%, due 01/15/49[5]		320,000	281,054
Federal National Mortgage Association REMICS, Series 2021-86, Class T, 2.500%, due 09/25/48		1,638,290	1,435,792
GS Mortgage Securities Trust, Series 2017-GS6, Class C, 4.322%, due 05/10/50[5]		350,000	282,784

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]		Value
Mortgage-backed securities—(concluded)
United States—(concluded)
OBX Trust Series 2020-EXP1, Class 2A1, 1 mo. USD Term SOFR + 0.864%, 6.200%, due 02/25/60[2,5]		88,463	$82,879
Series 2023-NQM1, Class A1, 6.120%, due 11/25/62[2,5]		219,982	220,487
Starwood Mortgage Residential Trust, Series 2020-1, Class A1, 2.275%, due 02/25/50[2,5]		15,114	14,147
UBS Commercial Mortgage Trust Series 2017-C1, Class C, 4.578%, due 11/15/50[5]		360,000	319,950
Series 2018-C11, Class B, 4.713%, due 06/15/51[5]		440,000	386,242
Verus Securitization Trust, Series 2020-1, Class A1, 3.417%, due 01/25/60[2,5]		66,009	62,988
			3,582,177
Total mortgage-backed securities (cost—$6,119,945)			5,637,376
Non-U.S. government agency obligations—37.2%
Australia—0.9%
Australia Government Bonds
1.750%, due 06/21/51[3]	AUD	2,750,000	1,045,826
3.000%, due 11/21/33[3]	AUD	1,120,000	674,521
			1,720,347
Bermuda—0.5%
Bermuda Government International Bonds 4.750%, due 02/15/29[2]		910,000	890,490
Canada—0.9%
Hydro-Quebec
6.500%, due 02/15/35	CAD	750,000	673,982
Province of British Columbia 2.800%, due 06/18/48	CAD	300,000	173,853
Province of Quebec 5.000%, due 12/01/41	CAD	1,100,000	892,354
			1,740,189
China—7.9%
China Government Bonds
2.600%, due 09/01/32	CNY	18,000,000	2,531,089
2.800%, due 11/15/32	CNY	39,200,000	5,602,894
2.880%, due 02/25/33	CNY	16,650,000	2,396,544
3.120%, due 10/25/52	CNY	6,500,000	980,638
4.290%, due 05/22/29[3]	CNY	17,000,000	2,555,511
4.500%, due 05/22/34[3]	CNY	6,000,000	955,372
			15,022,048
Colombia—0.3%
Colombia Government International Bonds 8.000%, due 11/14/35		482,000	506,582
	Face amount[1]		Value
Non-U.S. government agency obligations—(continued)
France—6.3%
Caisse d'Amortissement de la Dette Sociale 0.450%, due 01/19/32[3]	EUR	2,800,000	$2,539,846
0.600%, due 11/25/29[3]	EUR	900,000	866,322
French Republic Government Bonds OAT 2.500%, due 05/25/43[3]	EUR	6,240,000	6,142,003
3.000%, due 05/25/54[3]	EUR	2,450,000	2,527,239
			12,075,410
Germany—3.7%
Bundesrepublik Deutschland Bundesanleihe 2.400%, due 11/15/30[3]	EUR	6,350,000	7,009,879
Hungary—0.6%
Hungary Government International Bonds
5.500%, due 03/26/36[2]		321,000	314,941
6.125%, due 05/22/28[2]		291,000	299,294
6.125%, due 05/22/28[3]		500,000	514,250
			1,128,485
Japan—4.5%
Japan Government Ten Year Bonds 0.100%, due 12/20/30	JPY	214,350,000	1,425,126
0.500%, due 03/20/33	JPY	199,400,000	1,336,487
Japan Government Thirty Year Bonds 1.000%, due 03/20/52	JPY	371,150,000	2,097,257
Japan Government Twenty Year Bonds 1.400%, due 12/20/42	JPY	224,900,000	1,516,279
1.500%, due 09/20/43	JPY	326,250,000	2,218,691
			8,593,840
Mexico—2.0%
Mexico Bonos 7.750%, due 05/29/31	MXN	57,000,000	3,063,359
Mexico Government International Bonds 4.490%, due 05/25/32	EUR	496,000	543,397
6.000%, due 05/07/36		226,000	228,938
			3,835,694
Morocco—0.2%
Morocco Government International Bonds 2.375%, due 12/15/27[2]		340,000	304,300
Romania—0.3%
Romania Government International Bonds
5.875%, due 01/30/29[2]		234,000	236,129
6.375%, due 01/30/34[2]		270,000	275,427
			511,556
Saudi Arabia—0.1%
Saudi Government International Bonds 4.750%, due 01/18/28[2]		290,000	290,363
South Korea—2.3%
Korea Treasury Bonds 3.000%, due 09/10/24	KRW	5,964,350,000	4,454,870

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]		Value
Non-U.S. government agency obligations—(concluded)
Spain—3.3%
Spain Government Bonds 3.150%, due 04/30/33[3]	EUR	1,400,000	$1,526,446
3.550%, due 10/31/33[3]	EUR	4,200,000	4,711,874
			6,238,320
Supranationals—2.5%
Banque Ouest Africaine de Developpement 2.750%, due 01/22/33[2]	EUR	227,000	186,442
4.700%, due 10/22/31[3]		850,000	720,103
European Union 1.000%, due 07/06/32[3]	EUR	4,090,000	3,869,323
			4,775,868
United Kingdom—0.9%
U.K. Gilts
1.250%, due 07/31/51[3]	GBP	700,000	442,313
1.625%, due 10/22/28[3]	GBP	1,105,000	1,280,796
			1,723,109
Total non-U.S. government agency obligations (cost—$72,499,349)			70,821,350
U.S. government agency obligations—18.0%
United States—18.0%
Federal Home Loan Mortgage Corp. 2.500%, due 11/01/51		2,076,208	1,777,314
3.000%, due 08/01/52		1,108,671	982,329
4.500%, due 09/01/52		1,260,991	1,217,826
5.500%, due 04/01/53		2,918,804	2,971,704
6.000%, due 07/01/53		929,265	942,024
Federal National Mortgage Association 2.500%, due 07/01/51		3,625,185	3,079,595
2.500%, due 12/01/51		749,496	640,089
2.500%, due 05/01/52		828,910	703,748
3.000%, due 08/01/51		1,894,972	1,676,711
3.000%, due 11/01/51		1,995,003	1,757,590
3.000%, due 01/01/52		1,644,270	1,457,216
3.000%, due 03/01/52		787,559	693,042
3.000%, due 04/01/52		1,088,290	962,291
3.500%, due 10/01/51		2,054,205	1,899,033
3.500%, due 04/01/52		4,623,237	4,250,016
3.500%, due 05/01/58		1,291,777	1,178,417
4.000%, due 01/01/50		3,169,914	3,042,509
5.000%, due 08/01/52		1,114,997	1,101,014
6.500%, due 10/01/53		1,814,634	1,857,175
	Face amount[1]	Value
U.S. government agency obligations—(concluded)
United States—(concluded)
Government National Mortgage Association 5.000%, due 09/20/52	1,150,758	$1,143,886
6.000%, due 01/20/53	975,614	990,331
Total U.S. government agency obligations (cost—$34,920,122)		34,323,860
U.S. Treasury obligations—3.7%
United States—3.7%
U.S. Treasury Bonds, 4.125%, due 08/15/53	61,000	59,980
U.S. Treasury Inflation-Indexed Notes, 1.375%, due 07/15/33	3,437,638	3,349,011
U.S. Treasury Notes 4.375%, due 12/15/26	860,000	868,197
4.375%, due 11/30/28	820,000	838,001
4.375%, due 11/30/30	430,000	441,422
4.500%, due 11/15/33	420,000	438,572
4.750%, due 11/15/43	380,000	402,266
4.875%, due 11/30/25	660,000	666,858
Total U.S. Treasury obligations (cost—$6,934,465)		7,064,307
	Number of shares
Short-term investments—2.6%
Investment companies—2.6%
State Street Institutional U.S. Government Money Market Fund, 5.300%[7] (cost—$4,976,542)	4,976,542	4,976,542
Investment of cash collateral from securities loaned—0.3%
Money market funds—0.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.296%[7] (cost—$637,632)	637,632	637,632
Total investments (cost—$188,707,733)—98.9%		188,421,285
Other assets in excess of liabilities—1.1%		2,111,654
Net assets—100.0%		$190,532,939

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts:
64	EUR	EURO BOBL 5 Year Index Futures	March 2024	$8,133,237	$8,198,105	$64,868
Interest rate futures buy contracts:
83	AUD	Australian Bond 10 Year Futures	March 2024	$6,164,285	$6,323,397	159,112
28	CAD	Canadian Bond 10 Year Futures	March 2024	2,476,098	2,533,943	57,845
1	EUR	French Government Bond Futures	March 2024	137,899	140,902	3,003
34	EUR	Italian Government Bond Futures	March 2024	4,362,068	4,371,778	9,710
2	JPY	Japan Government Bond 10 Year Futures	March 2024	1,994,843	1,987,362	(7,481)
36	GBP	United Kingdom Long Gilt Bond Futures	March 2024	4,523,941	4,560,912	36,971
U.S. Treasury futures buy contracts:
41	USD	U.S. Long Bond Futures	March 2024	$4,842,581	$5,016,094	$173,513
Total				$32,634,952	$33,132,493	$497,541
Index futures sell contracts:
23	EUR	EURO Schatz 2 Year Index Futures	March 2024	$(2,634,063)	$(2,639,470)	$(5,407)
Interest rate futures sell contracts:
16	EUR	Euro Bund Futures	March 2024	$(2,332,425)	$(2,349,010)	$(16,585)
40	EUR	German Euro Buxl 30 Year Futures	March 2024	(5,654,179)	(5,946,445)	(292,266)
U.S. Treasury futures sell contracts:
3	USD	U.S. Treasury Note 10 Year Futures	March 2024	$(327,697)	$(336,984)	$(9,287)
4	USD	U.S. Treasury Note 2 Year Futures	March 2024	(822,461)	(822,625)	(164)
22	USD	U.S. Treasury Note 5 Year Futures	March 2024	(2,381,333)	(2,384,594)	(3,261)
15	USD	Ultra U.S. Treasury Bond Futures	March 2024	(1,852,345)	(1,938,281)	(85,936)
2	USD	Ultra U.S. Treasury Note 10 Year Futures	March 2024	(230,575)	(233,750)	(3,175)
Total				$(16,235,078)	$(16,651,159)	$(416,081)
Net unrealized appreciation (depreciation)						$81,460

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	CAD	36,961	USD	27,452	02/22/24	$(47)
BB	GBP	66,853	USD	84,785	02/22/24	49
BB	USD	2,984,946	EUR	2,755,009	02/22/24	(5,129)
BNP	EUR	656,286	PLN	2,888,278	02/22/24	11,319
BNP	EUR	226,791	USD	247,555	02/22/24	2,258
BNP	USD	1,130,194	CZK	25,461,441	02/22/24	(22,673)
BNP	USD	27,260	JPY	4,000,000	02/22/24	2
BNP	USD	1,148,796	PLN	4,574,948	02/22/24	(6,502)
BNP	USD	159,992	RON	726,166	02/22/24	(2,311)
BNP	USD	786,153	SEK	8,043,329	02/22/24	(12,628)
BOA	CNY	1,315,741	USD	183,691	02/22/24	69

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
CITI	AUD	539,939	USD	357,289	02/22/24	$2,830
CITI	CAD	476,382	AUD	536,439	02/22/24	(2,268)
CITI	CHF	306,865	SEK	3,705,820	02/22/24	23
CITI	EUR	11,506,371	USD	12,643,608	02/22/24	198,322
CITI	GBP	186,826	CAD	317,389	02/22/24	(664)
CITI	GBP	282,544	USD	357,627	02/22/24	(497)
CITI	MXN	17,122,113	USD	1,008,566	02/22/24	17,064
CITI	USD	178,198	AUD	270,000	02/22/24	(949)
CITI	USD	14,842	CAD	20,000	02/22/24	38
CITI	USD	3,474,623	CAD	4,648,188	02/22/24	(16,365)
CITI	USD	1,111,198	CHF	944,948	02/22/24	(13,822)
CITI	USD	598,589	CNY	4,286,078	02/22/24	(434)
CITI	USD	540,265	EUR	496,939	02/22/24	(2,777)
CITI	USD	312,798	ILS	1,165,259	02/22/24	6,852
CITI	USD	11,296,463	JPY	1,630,273,308	02/22/24	(185,118)
CITI	USD	237,081	NZD	386,610	02/22/24	(757)
CITI	USD	235,676	SEK	2,459,393	02/22/24	844
CITI	USD	1,359,618	THB	47,590,700	02/22/24	(16,121)
GSI	EUR	216,762	NZD	385,033	02/22/24	909
GSI	EUR	1,745,661	USD	1,900,554	02/22/24	12,447
GSI	HUF	214,824,433	USD	617,758	02/22/24	14,125
GSI	JPY	52,055,114	EUR	326,786	02/22/24	(1,336)
GSI	USD	234,808	NZD	383,329	02/22/24	(490)
GSI	USD	1,138,645	SGD	1,513,465	02/22/24	(9,436)
HSBC	AUD	200,000	USD	132,080	02/22/24	784
HSBC	CNY	6,971,484	USD	970,964	02/22/24	(1,961)
HSBC	USD	367,161	AUD	547,286	02/22/24	(7,879)
HSBC	USD	32,426	EUR	30,000	02/22/24	22
HSBC	USD	267,442	EUR	244,167	02/22/24	(3,351)
HSBC	USD	153,057	NOK	1,572,230	02/22/24	(3,493)
MSCI	AUD	541,440	USD	363,086	02/22/24	7,642
MSCI	CAD	318,373	AUD	357,686	02/22/24	(2,056)
MSCI	CAD	35,571	USD	26,316	02/22/24	(149)
MSCI	EUR	395,902	USD	431,050	02/22/24	2,843
MSCI	GBP	80,223	USD	101,822	02/22/24	139
MSCI	JPY	30,781,082	USD	209,259	02/22/24	(533)
MSCI	USD	1,530,399	AUD	2,288,435	02/22/24	(28,089)
MSCI	USD	355,765	CAD	475,948	02/22/24	(1,658)
MSCI	USD	389,574	DKK	2,646,152	02/22/24	(5,540)
MSCI	USD	3,457,639	GBP	2,710,603	02/22/24	(21,952)
MSCI	USD	341,106	NZD	546,299	02/22/24	(7,169)
SCB	EUR	178,991	USD	193,934	02/22/24	337
SSB	CAD	32,505	USD	24,194	02/22/24	9
SSB	GBP	15,000	USD	19,146	02/22/24	134
SSB	USD	994,649	JPY	146,108,581	02/22/24	1,174
Net unrealized appreciation (depreciation)						$(103,919)

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2024 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2024 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$64,960,218	$—	$64,960,218
Mortgage-backed securities	—	5,637,376	—	5,637,376
Non-U.S. government agency obligations	—	70,821,350	—	70,821,350
U.S. government agency obligations	—	34,323,860	—	34,323,860
U.S. Treasury obligations	—	7,064,307	—	7,064,307
Short-term investments	—	4,976,542	—	4,976,542
Investment of cash collateral from securities loaned	—	637,632	—	637,632
Futures contracts	505,022	—	—	505,022
Forward foreign currency contracts	—	280,235	—	280,235
Total	$505,022	$188,701,520	$—	$189,206,542
Liabilities
Futures contracts	$(423,562)	$—	$—	$(423,562)
Forward foreign currency contracts	—	(384,154)	—	(384,154)
Total	$(423,562)	$(384,154)	$—	$(807,716)

At January 31, 2024, there were no transfers in or out of Level 3.

Portfolio footnotes

1  In U.S. dollars unless otherwise indicated.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registrations, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $19,776,788, represented 10.4% of the Portfolios net assets at period end.

3  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

4  Security, or portion thereof, was on loan at the period end.

5  Floating or variable rate securities. The rates disclosed are as of January 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

6  Perpetual investment. Date shown reflects the next call date.

7  Rates shown reflect yield at January 31, 2024.

See accompanying notes to financial statements.

PACE High Yield Investments

Performance (unaudited)

For the six-months ended January 31, 2024, the Portfolio's Class P shares returned 6.12% before the deduction of the maximum PACE Select program fee.1 In comparison, the ICE BofA Global High Yield Index (hedged in USD) (the "benchmark") returned 6.70%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 107. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments (unaudited)2

The portfolio and its benchmark exhibited positive returns during the reporting period. The key contributors to performance were from positive security selection and overweights to the Support Services, Recreation & Travel and Telecom sectors, which were partially offset by security selection and the underweights to the Real Estate Development & Management and the Packaging sectors. From a ratings perspective, security selection and an overweight in B-rated issuers hurt performance the most. Security selection and an underweight in BB-rated issuers were both contributors to performance.

Currency forwards were used during the reporting period to hedge the currency exposure of the portfolio into US dollars. The use of currency forwards had a slight positive impact on the Fund's performance.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE High Yield Investments

Investment Manager:

UBS Asset Management (Americas) LLC ("UBS AM")

Investment Subadvisor:

Nomura Corporate Research and Asset Management Inc. ("NCRAM")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, David Kelly, Christopher Andersen, CFA, and Eileen Wong (since May 2023)

NCRAM: David Crall, CFA, Stephen Kotsen, CFA, Eric Torres, Derek Leung (since June 2023)

Objective:

Total return

Investment process:

The subadvisor utilizes a "total return" strategy driven

by credit research and a team effort to generate alpha in high yield.

PACE High Yield Investments

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The Portfolio seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds"). These securities are subject to higher risks than investment grade securities, including greater price volatility and a greater risk of loss of principal and nonpayment of interest. Issuers of such securities are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE High Yield Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/24	6 months	1 year	5 years	10 years or inception
Before deducting maximum sales charge
Class A1	5.97%	8.48%	3.67%	3.72%
Class Y2	6.08	8.72	3.84	3.94
Class P3	6.12	8.76	3.83	3.90
Class P2[3,5]	6.22	8.91	N/A	(0.25)
After deducting maximum sales charge
Class A1	1.95	4.38	2.88	3.33
ICE BofA Global High Yield Index Hedged (USD)[4]	6.70	9.36	4.04	4.55

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 28, 2023 were as follows: Class A—1.20% and 1.06%; Class Y—0.90% and 0.88%; Class P—1.06% and 0.88%; and P2—0.89% and 0.50%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) LLC ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2024 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.06%; Class Y—0.88%; and Class P—0.88%. The Portfolio and UBS AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated through November 30, 2024 with respect to Class P2 to waive (i) its management fees in an amount equal to the portion of the management fees UBS AM retains after payment by UBS AM of any sub-advisory fees, and (ii) its administrative services fees in an amount equal to the portion of the administrative services fees UBS AM retains after payment by UBS AM of any sub-administration fees and charges paid to third parties. These fee waiver/ expense reimbursement agreements may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive, if applicable.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P and Class P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P and Class P2 shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The ICE BofA Global High Yield Index (Hedged in USD) is an unmanaged index which covers US dollar, Canadian dollar, British pound and Euro denominated below investment-grade corporate debt publicly issued in the major domestic or eurobond markets. Securities must have at least 18 months before final maturity at the time of issuance and have at least one year remaining to final maturity. Callable perpetuals, original issue zero-coupon bonds, eurodollar bonds and 144A securities (with and without registration rights), as well as pay-in-kind securitiies, are included in the index. Contingent capital securities ("cocos") are excluded from the index, but capital securities where conversion can be mandated by a regulatory authority but with no specific trigger are included. Investors should note that indices do not reflect the deduction of fees and expenses. Effective June 30, 2022, the ICE BofA Global High Yield Index changed its methodology to incorporate a transaction cost element which could affect the performance information for periods following the effective date of this change. Inception return for the Index is for the 10 years ended.

5  Inception date of Class P2 is September 16, 2021.

N/A = Not applicable.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

PACE High Yield Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of January 31, 2024

Characteristics
Weighted average duration	3.55 yrs.
Weighted average maturity	5.15 yrs.
Average coupon	5.99%
Top ten fixed income holdings
Carnival Corp., 5.750% due 03/01/27	0.4%
Petroleos Mexicanos, 6.500% due 06/02/41	0.4
Petroleos Mexicanos, 7.690% due 01/23/50	0.4
TransDigm, Inc., 5.500% due 11/15/27	0.4
Petroleos Mexicanos, 6.875% due 10/16/25	0.4
UniCredit SpA, 2.000% due 09/23/29	0.3
IHO Verwaltungs GmbH, 8.750% due 05/15/28	0.3
CCO Holdings LLC/CCO Holdings Capital Corp., 4.750% due 02/01/32	0.3
Transportadora de Gas del Sur SA, 6.750% due 05/02/25	0.3
Cemex SAB de CV, 5.125% due 06/08/26	0.3
Total	3.5%
Top five issuer breakdown by country or territory of origin
United States	58.1%
United Kingdom	4.4
Mexico	3.6
Canada	3.2
Italy	2.8
Total	72.1%
Credit rating[2]
BB-	18.4%
B+	15.3
BB	12.9
BB+	11.0
NR	10.0
B	9.0
B-	6.9
CCC+	4.3
BBB	2.9
BBB-	2.7
CCC	2.4
CCC-	1.1
CC	0.3
D	0.1
A+	0.0
C	0.0
Cash equivalents and other assets less liabilities	2.7
Total	100.0%

1  The portfolio is actively managed and its composition will vary over time.

2  Credit ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Financial Services LLC, an independent rating agency.

PACE High Yield Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]		Value
Corporate bonds—95.4%
Advertising—0.6%
Clear Channel Outdoor Holdings, Inc. 5.125%, due 08/15/27[2]		200,000	$188,358
7.500%, due 06/01/29[2]		125,000	103,280
7.750%, due 04/15/28[2]		200,000	173,389
Lamar Media Corp. 3.750%, due 02/15/28		25,000	23,250
4.000%, due 02/15/30		75,000	68,633
Outfront Media Capital LLC/Outfront Media Capital Corp. 4.250%, due 01/15/29[2]		100,000	89,131
4.625%, due 03/15/30[2]		175,000	154,886
5.000%, due 08/15/27[2]		225,000	215,371
Summer BC Holdco B SARL 5.750%, due 10/31/26[3]	EUR	175,000	184,550
			1,200,848
Aerospace & defense—1.7%
Bombardier, Inc. 6.000%, due 02/15/28[2]		175,000	170,494
7.125%, due 06/15/26[2]		25,000	25,208
7.500%, due 02/01/29[2]		100,000	101,926
7.875%, due 04/15/27[2]		450,000	449,424
Embraer Netherlands Finance BV 7.000%, due 07/28/30[3]		200,000	209,450
Evander Gold Mines Ltd. 10.000%, due 04/19/26[4,5,6]	EUR	98,891	0
Rolls-Royce PLC 1.625%, due 05/09/28[3]		100,000	98,061
5.750%, due 10/15/27[3]	GBP	150,000	190,620
Spirit AeroSystems, Inc. 4.600%, due 06/15/28		125,000	106,883
9.375%, due 11/30/29[2]		100,000	108,348
9.750%, due 11/15/30[2]		150,000	157,434
TransDigm, Inc. 4.625%, due 01/15/29		200,000	187,014
4.875%, due 05/01/29		100,000	93,460
5.500%, due 11/15/27		750,000	729,681
6.250%, due 03/15/26[2]		125,000	124,150
6.750%, due 08/15/28[2]		225,000	228,682
7.125%, due 12/01/31[2]		25,000	26,057
7.500%, due 03/15/27		75,000	75,195
Triumph Group, Inc. 7.750%, due 08/15/25		50,000	50,031
9.000%, due 03/15/28[2]		100,000	105,515
			3,237,633
Agriculture—0.4%
Darling Ingredients, Inc. 5.250%, due 04/15/27[2]		75,000	73,696
6.000%, due 06/15/30[2]		100,000	99,383
Japfa Comfeed Indonesia Tbk. PT 5.375%, due 03/23/26[3]		200,000	179,900
MHP Lux SA 6.250%, due 09/19/29[3]		200,000	141,000
Tereos Finance Groupe I SA 4.750%, due 04/30/27[3]	EUR	100,000	107,924
7.250%, due 04/15/28[2]		150,000	171,418
			773,321
	Face amount[1]		Value
Corporate bonds—(continued)
Airlines—1.4%
Air Canada 3.875%, due 08/15/26[2]		25,000	$23,777
Air France-KLM 1.875%, due 01/16/25[3]	EUR	200,000	211,007
3.875%, due 07/01/26[3]		400,000	429,060
Allegiant Travel Co. 7.250%, due 08/15/27[2]		50,000	48,875
American Airlines, Inc. 7.250%, due 02/15/28[2]		100,000	101,356
8.500%, due 05/15/29[2]		150,000	159,002
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.500%, due 04/20/26[2]		168,750	166,896
5.750%, due 04/20/29[2]		275,000	270,058
Avianca Midco 2 PLC 9.000%, due 12/01/28[2]		525,000	468,562
Delta Air Lines, Inc. 7.375%, due 01/15/26		75,000	77,650
Hawaiian Brand Intellectual Property Ltd./ HawaiianMiles Loyalty Ltd. 5.750%, due 01/20/26[2]		100,000	94,090
Transportes Aereos Portugueses SA 5.625%, due 12/02/24[3]	EUR	300,000	321,770
United Airlines Holdings, Inc. 5.000%, due 02/01/24		16,000	16,000
United Airlines Pass-Through Trust Series 20-1, Class A, 5.875%, due 10/15/27		29,948	30,207
United Airlines, Inc. 4.375%, due 04/15/26[2]		50,000	48,232
4.625%, due 04/15/29[2]		150,000	138,755
			2,605,297
Apparel—0.2%
Crocs, Inc. 4.125%, due 08/15/31[2]		175,000	149,164
4.250%, due 03/15/29[2]		25,000	22,625
Hanesbrands, Inc. 9.000%, due 02/15/31[2]		50,000	50,410
Kontoor Brands, Inc. 4.125%, due 11/15/29[2]		75,000	68,078
			290,277
Auto manufacturers—1.0%
Allison Transmission, Inc. 3.750%, due 01/30/31[2]		25,000	21,865
4.750%, due 10/01/27[2]		75,000	72,136
Ford Motor Co. 4.750%, due 01/15/43		125,000	103,027
5.291%, due 12/08/46		50,000	44,258
6.100%, due 08/19/32		25,000	25,052
Ford Motor Credit Co. LLC 4.000%, due 11/13/30		200,000	178,380
4.867%, due 08/03/27	EUR	175,000	193,933
5.113%, due 05/03/29		200,000	194,314
6.800%, due 05/12/28		200,000	207,822

PACE High Yield Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Auto manufacturers—(concluded)
Jaguar Land Rover Automotive PLC 4.500%, due 01/15/26[3]	EUR	100,000	$107,940
5.875%, due 11/15/24[3]		100,000	108,598
5.875%, due 01/15/28[2]		200,000	196,562
6.875%, due 11/15/26[3]	EUR	100,000	115,089
JB Poindexter & Co., Inc. 8.750%, due 12/15/31[2]		75,000	76,781
Mclaren Finance PLC 7.500%, due 08/01/26[2]		200,000	175,328
Wabash National Corp. 4.500%, due 10/15/28[2]		25,000	22,750
			1,843,835
Auto parts & equipment—2.5%
Adient Global Holdings Ltd. 7.000%, due 04/15/28[2]		25,000	25,560
8.250%, due 04/15/31[2]		25,000	26,402
Adler Pelzer Holding GmbH 9.500%, due 04/01/27[2]	EUR	200,000	219,352
9.500%, due 04/01/27[3]		100,000	109,676
Clarios Global LP 6.750%, due 05/15/25[2]		42,000	41,969
Clarios Global LP/Clarios U.S. Finance Co. 4.375%, due 05/15/26[3]	EUR	325,000	347,809
6.250%, due 05/15/26[2]		25,000	24,795
8.500%, due 05/15/27[2]		25,000	24,931
Dana Financing Luxembourg SARL 3.000%, due 07/15/29[3]	EUR	275,000	262,047
8.500%, due 07/15/31[2]		125,000	147,348
Dana, Inc. 4.500%, due 02/15/32		25,000	21,494
5.375%, due 11/15/27		25,000	24,398
Dealer Tire LLC/DT Issuer LLC 8.000%, due 02/01/28[2]		75,000	74,300
Dornoch Debt Merger Sub, Inc. 6.625%, due 10/15/29[2]		275,000	249,623
Forvia SE 2.750%, due 02/15/27[3]	EUR	350,000	358,043
3.125%, due 06/15/26[3]		100,000	104,693
Goodyear Tire & Rubber Co. 5.000%, due 07/15/29		75,000	70,391
5.250%, due 04/30/31		25,000	22,749
5.250%, due 07/15/31		350,000	318,580
7.000%, due 03/15/28		25,000	25,158
9.500%, due 05/31/25		50,000	50,760
Grupo Antolin-Irausa SA 3.500%, due 04/30/28[3]	EUR	100,000	86,563
IHO Verwaltungs GmbH 8.750% Cash or 9.500% PIK, 8.750%, due 05/15/28[2,7]		500,000	583,605
Metalsa Sapi de CV 3.750%, due 05/04/31[3]		200,000	163,062
Nemak SAB de CV 2.250%, due 07/20/28[3]	EUR	150,000	141,169
2.250%, due 07/20/28[2]		125,000	117,641
3.625%, due 06/28/31[3]		200,000	160,500
	Face amount[1]		Value
Corporate bonds—(continued)
Auto parts & equipment—(concluded)
Standard Profil Automotive GmbH 6.250%, due 04/30/26[3]	EUR	100,000	$88,509
Tenneco, Inc. 8.000%, due 11/17/28[2]		50,000	43,557
TI Automotive Finance PLC 3.750%, due 04/15/29[3]	EUR	175,000	172,858
ZF Europe Finance BV 3.000%, due 10/23/29[3]		200,000	196,061
ZF Finance GmbH 3.000%, due 09/21/25[3]		100,000	105,580
5.750%, due 08/03/26[3]		100,000	110,837
ZF North America Capital, Inc. 6.875%, due 04/14/28[2]		150,000	154,515
7.125%, due 04/14/30[2]		150,000	158,246
			4,832,781
Banks—2.6%
Akbank TAS 5.125%, due 03/31/25[3]		200,000	196,937
Banco de Credito Social Cooperativo SA (fixed, converts to FRN on 03/09/27), 1.750%, due 03/09/28[3,6]	EUR	200,000	195,432
Banco de Sabadell SA 1.125%, due 03/27/25[3]		200,000	209,803
Banco Industrial SA (fixed, converts to FRN on 01/29/26), 4.875%, due 01/29/31[2,6]		150,000	141,703
Bank of America Corp. Series JJ, (fixed, converts to FRN on 06/20/24), 5.125%, due 06/20/24[6,8]		75,000	74,323
Barclays PLC (fixed, converts to FRN on 06/15/25), 7.125%, due 06/15/25[6,8]	GBP	200,000	246,490
(fixed, converts to FRN on 06/15/24), 8.000%, due 06/15/24[6,8]		200,000	199,129
BBVA Bancomer SA (fixed, converts to FRN on 01/08/34), 8.125%, due 01/08/39[2,6]		250,000	253,250
Citigroup, Inc. Series V, (fixed, converts to FRN on 01/30/25), 4.700%, due 01/30/25[6,8]		175,000	166,577
Series T, (fixed, converts to FRN on 08/15/26), 6.250%, due 08/15/26[6,8]		125,000	124,328
Commerzbank AG (fixed, converts to FRN on 12/29/26), 1.375%, due 12/29/31[3,6]	EUR	200,000	195,823
(fixed, converts to FRN on 12/05/25), 4.000%, due 12/05/30[3,6]		100,000	106,551
(fixed, converts to FRN on 12/06/27), 6.500%, due 12/06/32[3,6]		100,000	113,830
Deutsche Bank AG (fixed, converts to FRN on 06/24/27), 4.000%, due 06/24/32[3,6]		400,000	416,859
(fixed, converts to FRN on 05/19/26), 5.625%, due 05/19/31[3,6]		100,000	109,047

PACE High Yield Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Banks—(concluded)
Freedom Mortgage Corp. 6.625%, due 01/15/27[2]		250,000	$240,105
7.625%, due 05/01/26[2]		75,000	74,695
12.000%, due 10/01/28[2]		25,000	27,442
12.250%, due 10/01/30[2]		25,000	27,870
Goldman Sachs Group, Inc. Series R, (fixed, converts to FRN on 02/10/25), 4.950%, due 02/10/25[6,8]		75,000	73,201
Intesa Sanpaolo SpA 2.925%, due 10/14/30[3]	EUR	250,000	243,341
3.928%, due 09/15/26[3]		250,000	270,179
JPMorgan Chase & Co. Series HH, (fixed, converts to FRN on 02/01/25), 4.600%, due 02/01/25[6,8]		75,000	73,067
Series S, 3 mo. USD Term SOFR + 4.042%, 9.348%, due 05/01/24[6,8]		125,000	125,963
UniCredit SpA (fixed, converts to FRN on 09/23/24), 2.000%, due 09/23/29[3,6]	EUR	600,000	636,749
(fixed, converts to FRN on 01/15/27), 2.731%, due 01/15/32[3,6]		325,000	329,607
Yapi ve Kredi Bankasi AS (fixed, converts to FRN on 01/17/29), 9.250%, due 01/17/34[2,6]		200,000	204,020
			5,076,321
Beverages—0.5%
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL 5.250%, due 04/27/29[2]		200,000	186,000
Primo Water Holdings, Inc. 3.875%, due 10/31/28[3]	EUR	456,000	474,955
4.375%, due 04/30/29[2]		150,000	136,560
Triton Water Holdings, Inc. 6.250%, due 04/01/29[2]		100,000	86,221
			883,736
Biotechnology—0.1%
Grifols SA 3.875%, due 10/15/28[3]	EUR	225,000	205,188
Building materials—1.9%
AmeriTex HoldCo Intermediate LLC 10.250%, due 10/15/28[2]		50,000	51,345
Builders FirstSource, Inc. 4.250%, due 02/01/32[2]		300,000	268,273
5.000%, due 03/01/30[2]		100,000	95,991
6.375%, due 06/15/32[2]		225,000	229,475
Cemex SAB de CV (fixed, converts to FRN on 09/08/26), 5.125%, due 06/08/26[2,6,8]		200,000	189,800
(fixed, converts to FRN on 09/08/26), 5.125%, due 06/08/26[3,6,8]		600,000	569,400
	Face amount[1]		Value
Corporate bonds—(continued)
Building materials—(concluded)
Compact Bidco BV 5.750%, due 05/01/26[2]	EUR	200,000	$98,646
Emerald Debt Merger Sub LLC 6.625%, due 12/15/30[2]		50,000	50,504
Griffon Corp. 5.750%, due 03/01/28		250,000	245,000
James Hardie International Finance DAC 3.625%, due 10/01/26[2]	EUR	150,000	159,495
JELD-WEN, Inc. 4.625%, due 12/15/25[2]		25,000	24,238
Knife River Corp. 7.750%, due 05/01/31[2]		50,000	52,520
MIWD Holdco II LLC/MIWD Finance Corp. 5.500%, due 02/01/30[2]		75,000	68,250
New Enterprise Stone & Lime Co., Inc. 5.250%, due 07/15/28[2]		125,000	120,100
9.750%, due 07/15/28[2]		100,000	100,535
Oscar AcquisitionCo LLC/Oscar Finance, Inc. 9.500%, due 04/15/30[2]		50,000	48,408
PGT Innovations, Inc. 4.375%, due 10/01/29[2]		125,000	125,925
Smyrna Ready Mix Concrete LLC 6.000%, due 11/01/28[2]		225,000	219,926
Standard Industries, Inc. 2.250%, due 11/21/26[3]	EUR	225,000	227,883
4.375%, due 07/15/30[2]		175,000	159,032
5.000%, due 02/15/27[2]		125,000	121,413
Summit Materials LLC/Summit Materials Finance Corp. 5.250%, due 01/15/29[2]		100,000	96,845
6.500%, due 03/15/27[2]		50,000	49,753
7.250%, due 01/15/31[2]		45,000	46,752
West China Cement Ltd. 4.950%, due 07/08/26[3]		200,000	148,200
			3,567,709
Chemicals—2.9%
ASP Unifrax Holdings, Inc. 7.500%, due 09/30/29[2]		25,000	11,723
Avient Corp. 5.750%, due 05/15/25[2]		100,000	99,607
7.125%, due 08/01/30[2]		125,000	128,216
Braskem Netherlands Finance BV 4.500%, due 01/31/30[3]		400,000	315,240
(fixed, converts to FRN on 01/23/26), 8.500%, due 01/23/81[3,6]		200,000	193,000
Chemours Co. 4.000%, due 05/15/26	EUR	100,000	105,272
4.625%, due 11/15/29[2]		75,000	65,144
5.375%, due 05/15/27		25,000	24,319
5.750%, due 11/15/28[2]		175,000	165,059
Consolidated Energy Finance SA 5.000%, due 10/15/28[2]	EUR	450,000	411,525
Herens Midco SARL 5.250%, due 05/15/29[3]		200,000	149,785
INEOS FINANCE PLC
6.375%, due 04/15/29		150,000	162,065

PACE High Yield Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Chemicals—(concluded)
INEOS Quattro Finance 2 PLC 8.500%, due 03/15/29[2]		100,000	$114,420
Innophos Holdings, Inc. 9.375%, due 02/15/28[2]		100,000	84,750
Iris Holdings, Inc. 8.750% Cash or 9.500% PIK, 8.750%, due 02/15/26[2,7]		125,000	105,804
Italmatch Chemicals SpA 10.000%, due 02/06/28[2]	EUR	125,000	142,517
10.000%, due 02/06/28[3]		100,000	114,014
Lune Holdings SARL 5.625%, due 11/15/28[3]		200,000	175,229
Methanex Corp. 5.125%, due 10/15/27		75,000	72,349
Minerals Technologies, Inc. 5.000%, due 07/01/28[2]		100,000	95,631
Monitchem HoldCo 3 SA 8.750%, due 05/01/28[2]	EUR	100,000	112,080
NOVA Chemicals Corp. 4.250%, due 05/15/29[2]		50,000	42,110
5.000%, due 05/01/25[2]		50,000	48,750
5.250%, due 06/01/27[2]		75,000	69,747
8.500%, due 11/15/28[2]		125,000	130,810
OCP SA 6.875%, due 04/25/44[3]		500,000	458,125
Olin Corp. 5.000%, due 02/01/30		75,000	70,720
5.625%, due 08/01/29		150,000	146,961
Olympus Water U.S. Holding Corp. 5.375%, due 10/01/29[3]	EUR	100,000	94,804
6.250%, due 10/01/29[2]		200,000	183,070
9.625%, due 11/15/28[3]	EUR	225,000	262,289
Polar U.S. Borrower LLC/Schenectady International Group, Inc. 6.750%, due 05/15/26[2]		125,000	29,375
Rain Carbon, Inc. 12.250%, due 09/01/29[2]		50,000	49,498
Sasol Financing USA LLC 5.500%, due 03/18/31		300,000	250,875
SCIH Salt Holdings, Inc. 4.875%, due 05/01/28[2]		100,000	92,858
6.625%, due 05/01/29[2]		150,000	136,253
SCIL IV LLC/SCIL USA Holdings LLC 9.500%, due 07/15/28[2]	EUR	150,000	174,911
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 5.125%, due 04/01/29[2]		240,000	93,391
5.375%, due 09/01/25[2]		46,000	39,261
Tronox, Inc. 4.625%, due 03/15/29[2]		175,000	154,509
WR Grace Holdings LLC 4.875%, due 06/15/27[2]		125,000	119,529
5.625%, due 08/15/29[2]		125,000	110,216
7.375%, due 03/01/31[2]		50,000	50,941
			5,656,752
	Face amount[1]		Value
Corporate bonds—(continued)
Coal—0.2%
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp. 3.000%, due 03/15/24[4,5,9]		550,000	$5,500
Indika Energy Capital IV Pte. Ltd. 8.250%, due 10/22/25[2]		300,000	300,094
Murray Energy Corp. 0.000%, due 04/15/24[2,4,5,10]		1,268,693	0
			305,594
Commercial services—4.3%
ADT Security Corp. 4.125%, due 08/01/29[2]		100,000	92,280
4.875%, due 07/15/32[2]		150,000	137,437
Adtalem Global Education, Inc. 5.500%, due 03/01/28[2]		56,000	52,854
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.000%, due 06/01/29[2]		200,000	166,058
6.625%, due 07/15/26[2]		275,000	270,975
9.750%, due 07/15/27[2]		250,000	244,448
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL 3.625%, due 06/01/28[2]	EUR	100,000	98,594
4.625%, due 06/01/28[2]		200,000	180,213
4.875%, due 06/01/28[3]	GBP	250,000	278,551
Alta Equipment Group, Inc. 5.625%, due 04/15/26[2]		75,000	71,983
AMN Healthcare, Inc. 4.000%, due 04/15/29[2]		250,000	226,890
4.625%, due 10/01/27[2]		25,000	23,830
APi Group DE, Inc. 4.125%, due 07/15/29[2]		175,000	160,135
APX Group, Inc. 5.750%, due 07/15/29[2]		175,000	166,196
Arena Luxembourg Finance SARL 1.875%, due 02/01/28[3]	EUR	125,000	119,498
1.875%, due 02/01/28[2]		100,000	95,599
ASGN, Inc. 4.625%, due 05/15/28[2]		175,000	165,510
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 4.750%, due 04/01/28[2]		50,000	46,065
5.375%, due 03/01/29[2]		200,000	185,173
5.750%, due 07/15/27[2]		25,000	24,269
Avis Budget Finance PLC 7.250%, due 07/31/30[2]	EUR	200,000	225,596
BCP V Modular Services Finance PLC 6.750%, due 11/30/29[3]		150,000	135,364
Carriage Services, Inc. 4.250%, due 05/15/29[2]		75,000	65,062
eHi Car Services Ltd. 7.000%, due 09/21/26[3]		200,000	156,700
Hertz Corp. 3.000%, due 01/15/28[2]		50,000	4,250
4.625%, due 12/01/26[2]		25,000	22,484
5.000%, due 12/01/29[2]		200,000	158,056

PACE High Yield Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Commercial services—(continued)
Kapla Holding SAS 3.375%, due 12/15/26[3]	EUR	250,000	$259,000
La Financiere Atalian SASU 4.000%, due 05/15/24[3]		225,000	190,383
5.125%, due 05/15/25[3]		100,000	81,053
6.625%, due 05/15/25[3]	GBP	100,000	94,541
Loxam SAS 2.875%, due 04/15/26[3]	EUR	100,000	104,515
4.500%, due 02/15/27[3]		100,000	107,517
6.375%, due 05/31/29[2]		100,000	110,999
Matthews International Corp. 5.250%, due 12/01/25[2]		75,000	73,337
Mavis Tire Express Services Topco Corp. 6.500%, due 05/15/29[2]		325,000	298,635
Mundys SpA 1.875%, due 02/12/28[3]	EUR	325,000	316,965
Nassa Topco AS 2.875%, due 04/06/24[3]		100,000	107,419
Neptune Bidco U.S., Inc. 9.290%, due 04/15/29[2]		275,000	262,683
NESCO Holdings II, Inc. 5.500%, due 04/15/29[2]		125,000	117,174
Nexi SpA 1.625%, due 04/30/26[3]	EUR	100,000	101,964
Paysafe Finance PLC/Paysafe Holdings U.S. Corp. 4.000%, due 06/15/29[2]		100,000	89,197
PECF USS Intermediate Holding III Corp. 8.000%, due 11/15/29[2]		125,000	60,312
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.250%, due 04/15/24[2]		10,000	9,979
6.250%, due 01/15/28[2]		75,000	74,324
PROG Holdings, Inc. 6.000%, due 11/15/29[2]		50,000	45,663
Q-Park Holding I BV 2.000%, due 03/01/27[3]	EUR	175,000	177,039
2.000%, due 03/01/27[2]		100,000	101,165
Rekeep SpA 7.250%, due 02/01/26[3]		275,000	275,869
Service Corp. International 3.375%, due 08/15/30		25,000	21,800
4.000%, due 05/15/31		225,000	200,275
United Rentals North America, Inc. 3.750%, due 01/15/32		75,000	65,866
3.875%, due 02/15/31		125,000	112,747
4.000%, due 07/15/30		225,000	205,743
4.875%, due 01/15/28		50,000	48,799
5.250%, due 01/15/30		275,000	270,200
5.500%, due 05/15/27		25,000	24,936
Verisure Holding AB 3.250%, due 02/15/27[3]	EUR	125,000	129,779
7.125%, due 02/01/28[2]		125,000	141,506
Verisure Midholding AB 5.250%, due 02/15/29[3]		100,000	102,985
	Face amount[1]		Value
Corporate bonds—(continued)
Commercial services—(concluded)
Verscend Escrow Corp. 9.750%, due 08/15/26[2]		125,000	$125,498
WASH Multifamily Acquisition, Inc. 5.750%, due 04/15/26[2]		100,000	96,132
Williams Scotsman, Inc. 4.625%, due 08/15/28[2]		75,000	70,993
6.125%, due 06/15/25[2]		60,000	59,850
			8,310,912
Computers—0.8%
CA Magnum Holdings 5.375%, due 10/31/26[3]		200,000	186,750
Exela Intermediate LLC/Exela Finance, Inc. 11.500% PIK, 11.500%, due 04/15/26[2,7]		153,97[2]	24,636
NCR Atleos Corp. 9.500%, due 04/01/29[2]		200,000	214,520
NCR Voyix Corp. 5.000%, due 10/01/28[2]		125,000	117,846
5.125%, due 04/15/29[2]		300,000	280,688
5.250%, due 10/01/30[2]		25,000	23,004
Presidio Holdings, Inc. 4.875%, due 02/01/27[2]		150,000	145,282
8.250%, due 02/01/28[2]		100,000	99,163
Seagate HDD Cayman 4.125%, due 01/15/31		80,000	70,628
9.625%, due 12/01/32		226,125	259,779
Vericast Corp. 11.000%, due 09/15/26[2]		126,250	133,509
Western Digital Corp. 4.750%, due 02/15/26		50,000	48,637
			1,604,442
Cosmetics/personal care—0.1%
Coty, Inc. 5.750%, due 09/15/28[2]	EUR	100,000	112,435
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC 6.625%, due 07/15/30[2]		50,000	50,928
Essity AB 0.250%, due 02/08/31[3]	EUR	100,000	95,642
			259,005
Distribution & wholesale—0.4%
American Builders & Contractors Supply Co., Inc. 4.000%, due 01/15/28[2]		50,000	46,857
BCPE Empire Holdings, Inc. 7.625%, due 05/01/27[2]		175,000	167,174
Li & Fung Ltd. 5.250%, due 05/03/24[3,8]		200,000	90,010
OPENLANE, Inc. 5.125%, due 06/01/25[2]		16,000	15,764
Resideo Funding, Inc. 4.000%, due 09/01/29[2]		50,000	43,326
Rexel SA 2.125%, due 12/15/28[3]	EUR	225,000	224,405

PACE High Yield Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Distribution & wholesale—(concluded)
Ritchie Bros Holdings, Inc. 6.750%, due 03/15/28[2]		50,000	$51,004
7.750%, due 03/15/31[2]		75,000	79,037
Windsor Holdings III LLC 8.500%, due 06/15/30[2]		50,000	51,475
			769,052
Diversified financial services—4.3%
4finance SA /luxembourg 10.750%, due 10/26/26	EUR	200,000	191,697
AG Issuer LLC 6.250%, due 03/01/28[2]		150,000	147,875
AG TTMT Escrow Issuer LLC
8.625%, due 09/30/27[2]		25,000	25,953
Agps Bondco PLC 5.000%, due 01/14/29[3]	EUR	200,000	84,468
Ally Financial, Inc. Series B, (fixed, converts to FRN on 05/15/26), 4.700%, due 05/15/26[6,8]		100,000	81,046
6.700%, due 02/14/33		100,000	100,384
B3 SA—Brasil Bolsa Balcao 4.125%, due 09/20/31[3]		200,000	173,750
Bracken MidCo1 PLC 6.750%, due 11/01/27[3,7]	GBP	100,000	118,778
Bread Financial Holdings, Inc. 9.750%, due 03/15/29[2]		75,000	74,909
Coinbase Global, Inc. 0.500%, due 06/01/26		25,000	21,786
3.375%, due 10/01/28[2]		325,000	266,370
3.625%, due 10/01/31[2]		300,000	224,998
Credito Real SAB de CV SOFOM ER 0.000%, due 02/01/27[3,10]	EUR	275,000	34,317
Curo Group Holdings Corp. 7.500%, due 08/01/28[2]		75,000	18,229
doValue SpA 3.375%, due 07/31/26[3]	EUR	100,000	97,344
3.375%, due 07/31/26[2]		150,000	146,016
5.000%, due 08/04/25[2]		325,000	342,359
Enact Holdings, Inc. 6.500%, due 08/15/25[2]		100,000	99,777
Freedom Mortgage Holdings LLC 9.250%, due 02/01/29[2]		75,000	75,945
Garfunkelux Holdco 3 SA 6.750%, due 11/01/25[3]	EUR	200,000	175,553
7.750%, due 11/01/25[3]	GBP	225,000	227,030
GGAM Finance Ltd. 8.000%, due 02/15/27[2]		50,000	51,512
Global Aircraft Leasing Co. Ltd. 6.500% Cash or 7.250% PIK, 6.500%, due 09/15/24[2,7]		264,557	254,967
goeasy Ltd. 9.250%, due 12/01/28[2]		50,000	53,111
International Personal Finance PLC 9.750%, due 11/12/25	EUR	200,000	212,345
	Face amount[1]		Value
Corporate bonds—(continued)
Diversified financial services—(continued)
Iqera Group SAS 6.500%, due 09/30/24[2]		83,280	$86,581
Jane Street Group/JSG Finance, Inc. 4.500%, due 11/15/29[2]		75,000	68,564
Jefferson Capital Holdings LLC 6.000%, due 08/15/26[2]		150,000	144,317
9.500%, due 02/15/29[2]		100,000	100,717
Jerrold Finco PLC 4.875%, due 01/15/26[3]	GBP	100,000	122,928
5.250%, due 01/15/27[3]		175,000	206,266
Macquarie Airfinance Holdings Ltd. 8.125%, due 03/30/29[2]		50,000	51,879
8.375%, due 05/01/28[2]		25,000	26,261
Midcap Financial Issuer Trust 6.500%, due 05/01/28[2]		200,000	182,658
Nationstar Mortgage Holdings, Inc. 5.125%, due 12/15/30[2]		75,000	67,411
5.500%, due 08/15/28[2]		100,000	94,964
5.750%, due 11/15/31[2]		50,000	46,086
6.000%, due 01/15/27[2]		75,000	73,539
7.125%, due 02/01/32[2]		50,000	49,592
Navient Corp. 5.000%, due 03/15/27		231,000	220,340
5.500%, due 03/15/29		250,000	225,702
Series A, 5.625%, due 08/01/33		150,000	119,121
6.750%, due 06/25/25		75,000	75,442
6.750%, due 06/15/26		200,000	200,894
9.375%, due 07/25/30		75,000	78,196
11.500%, due 03/15/31		100,000	109,228
Newday Bondco PLC 13.250%, due 12/15/26[3]	GBP	103,000	138,527
NFP Corp. 4.875%, due 08/15/28[2]		200,000	198,380
OneMain Finance Corp. 3.875%, due 09/15/28		25,000	21,940
4.000%, due 09/15/30		75,000	63,516
5.375%, due 11/15/29		25,000	23,131
6.625%, due 01/15/28		75,000	74,737
6.875%, due 03/15/25		25,000	25,094
7.125%, due 03/15/26		400,000	405,453
7.875%, due 03/15/30		200,000	203,180
9.000%, due 01/15/29		25,000	26,331
PennyMac Financial Services, Inc. 4.250%, due 02/15/29[2]		175,000	158,640
5.750%, due 09/15/31[2]		75,000	69,464
7.875%, due 12/15/29[2]		50,000	51,498
PRA Group, Inc. 7.375%, due 09/01/25[2]		25,000	25,158
8.375%, due 02/01/28[2]		100,000	95,254
Provident Funding Associates LP/PFG Finance Corp. 6.375%, due 06/15/25[2]		75,000	70,186
Radian Group, Inc. 4.500%, due 10/01/24		50,000	49,508

PACE High Yield Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Diversified financial services—(concluded)
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc. 3.625%, due 03/01/29[2]		75,000	$66,664
3.875%, due 03/01/31[2]		75,000	65,536
4.000%, due 10/15/33[2]		250,000	212,202
SLM Corp. 3.125%, due 11/02/26		250,000	234,080
Synchrony Financial 7.250%, due 02/02/33		75,000	74,957
VistaJet Malta Finance PLC/Vista Management Holding, Inc. 6.375%, due 02/01/30[2]		75,000	54,285
7.875%, due 05/01/27[2]		125,000	104,404
World Acceptance Corp. 7.000%, due 11/01/26[2]		150,000	138,646
			8,301,976
Electric—3.0%
AES Andes SA (fixed, converts to FRN on 04/07/25), 6.350%, due 10/07/79[3,6]		200,000	188,634
AES Espana BV 5.700%, due 05/04/28[2]		400,000	366,125
Calpine Corp. 5.000%, due 02/01/31[2]		50,000	45,361
5.125%, due 03/15/28[2]		325,000	310,120
Centrais Eletricas Brasileiras SA 3.625%, due 02/04/25[2]		200,000	193,780
Clean Renewable Power Mauritius Pte. Ltd. 4.250%, due 03/25/27[2]		180,000	166,500
Clearway Energy Operating LLC 3.750%, due 01/15/32[2]		50,000	42,467
4.750%, due 03/15/28[2]		50,000	47,605
ContourGlobal Power Holdings SA 3.125%, due 01/01/28[2]	EUR	100,000	97,521
3.125%, due 01/01/28[3]		200,000	195,042
Electricidad Firme de Mexico Holdings SA de CV
4.900%, due 11/20/26[2]		200,000	180,250
Electricite de France SA
(fixed, converts to FRN on 01/22/26), 5.000%, due 01/22/26[3,6,8]	EUR	300,000	322,330
(fixed, converts to FRN on 01/29/25), 5.375%, due 01/29/25[3,6,8]		100,000	107,746
Energia Group Roi Financeco DAC 6.875%, due 07/31/28[2]		250,000	281,184
Eskom Holdings SOC Ltd. 6.350%, due 08/10/28[3]		400,000	388,500
Instituto Costarricense de Electricidad 6.375%, due 05/15/43[3]		200,000	172,000
6.750%, due 10/07/31[2]		300,000	296,719
Investment Energy Resources Ltd. 6.250%, due 04/26/29[2]		200,000	189,296
Lamar Funding Ltd. 3.958%, due 05/07/25[3]		200,000	193,250
	Face amount[1]		Value
Corporate bonds—(continued)
Electric—(concluded)
Leeward Renewable Energy Operations LLC 4.250%, due 07/01/29[2]		50,000	$45,165
Mong Duong Finance Holdings BV 5.125%, due 05/07/29[2]		345,859	322,946
NRG Energy, Inc. 3.375%, due 02/15/29[2]		50,000	44,107
3.625%, due 02/15/31[2]		25,000	21,443
6.625%, due 01/15/27		46,000	46,121
7.000%, due 03/15/33[2]		100,000	105,555
(fixed, converts to FRN on 03/15/28), 10.250%, due 03/15/28[2,6,8]		125,000	131,740
PG&E Corp. 5.000%, due 07/01/28		175,000	169,105
Pike Corp. 8.625%, due 01/31/31[2]		25,000	26,448
RRI Energy, Inc. 3.000%, due 06/15/17[4,5,10]		75,000	0
SMC Global Power Holdings Corp.
(fixed, converts to FRN on 10/21/25), 7.000%, due 10/21/25[3,6,8]		200,000	183,937
Talen Energy Supply LLC 8.625%, due 06/01/30[2]		75,000	79,599
TransAlta Corp. 7.750%, due 11/15/29		50,000	52,566
Vistra Corp.
(fixed, converts to FRN on 12/15/26), 7.000%, due 12/15/26[2,6,8]		150,000	145,500
(fixed, converts to FRN on 10/15/26), 8.000%, due 10/15/26[2,6,8]		50,000	49,857
Vistra Operations Co. LLC 4.375%, due 05/01/29[2]		100,000	91,821
5.500%, due 09/01/26[2]		200,000	198,170
7.750%, due 10/15/31[2]		225,000	233,729
			5,732,239
Electrical components & equipment—0.0%†
Energizer Holdings, Inc. 6.500%, due 12/31/27[2]		50,000	49,772
EnerSys 6.625%, due 01/15/32[2]		25,000	25,291
Senvion Holding GmbH
0.000%, due 10/25/22[3,10]	EUR	400,000	1,081
			76,144
Electronics—0.6%
Coherent Corp. 5.000%, due 12/15/29[2]		175,000	163,856
Imola Merger Corp. 4.750%, due 05/15/29[2]		600,000	558,690
Likewize Corp. 9.750%, due 10/15/25[2]		75,000	76,017
Sensata Technologies BV 4.000%, due 04/15/29[2]		200,000	183,112
Sensata Technologies, Inc. 3.750%, due 02/15/31[2]		75,000	65,106

PACE High Yield Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Electronics—(concluded)
TTM Technologies, Inc. 4.000%, due 03/01/29[2]		200,000	$180,278
			1,227,059
Energy-alternate sources—0.5%
Continuum Energy Aura Pte. Ltd. 9.500%, due 02/24/27[3]		200,000	206,760
Continuum Energy Levanter Pte. Ltd. 4.500%, due 02/09/27[2]		178,250	169,783
Greenko Power II Ltd. 4.300%, due 12/13/28[2]		225,000	204,778
ReNew Pvt Ltd. 5.875%, due 03/05/27[2]		299,000	289,312
TerraForm Power Operating LLC 4.750%, due 01/15/30[2]		125,000	115,414
5.000%, due 01/31/28[2]		50,000	48,191
			1,034,238
Engineering & construction—1.2%
Aeropuertos Argentina 2000 SA 8.500%, due 08/01/31[3]		100,000	98,184
Aeropuertos Dominicanos Siglo XXI SA
6.750%, due 03/30/29[3]		510,000	509,841
Arcosa, Inc. 4.375%, due 04/15/29[2]		50,000	46,586
ATP Tower Holdings LLC/Andean Tower Partners Colombia SAS/Andean
Telecom Partners 4.050%, due 04/27/26[3]		200,000	181,000
GMR Hyderabad International Airport Ltd. 4.750%, due 02/02/26[2]		300,000	289,617
IHS Holding Ltd. 6.250%, due 11/29/28[3]		250,000	210,000
OHL Operaciones SA 5.100% Cash or 4.650% PIK, 9.750%, due 03/31/26[2,7]	EUR	201,555	199,393
Sarens Finance Co. NV
5.750%, due 02/21/27[3]		338,000	339,707
TAV Havalimanlari Holding AS
8.500%, due 12/07/28[3]		200,000	203,937
TopBuild Corp. 4.125%, due 02/15/32[2]		75,000	65,536
Weekley Homes LLC/Weekley Finance Corp. 4.875%, due 09/15/28[2]		200,000	186,403
			2,330,204
Entertainment—3.4%
888 Acquisitions Ltd. 7.558%, due 07/15/27[2]	EUR	175,000	181,017
Affinity Interactive 6.875%, due 12/15/27[2]		150,000	135,742
Allen Media LLC/Allen Media Co.-Issuer, Inc. 10.500%, due 02/15/28[2]		50,000	25,291
	Face amount[1]		Value
Corporate bonds—(continued)
Entertainment—(continued)
Allwyn Entertainment Financing U.K. PLC 7.250%, due 04/30/30[2]	EUR	125,000	$141,335
Allwyn International AS 3.875%, due 02/15/27[3]		100,000	104,423
AMC Entertainment Holdings, Inc. 5.875%, due 11/15/26		25,000	14,200
10.000% Cash or 12.000% PIK, 10.000%, due 06/15/26[2,7]		149,932	116,797
Boyne USA, Inc. 4.750%, due 05/15/29[2]		50,000	45,800
Caesars Entertainment, Inc. 4.625%, due 10/15/29[2]		400,000	365,647
6.250%, due 07/01/25[2]		150,000	150,512
6.500%, due 02/15/32[2]		100,000	101,106
7.000%, due 02/15/30[2]		125,000	128,456
Cedar Fair LP 5.250%, due 07/15/29		102,000	97,504
Cedar Fair LP/Canada's Wonderland Co./ Magnum Management Corp./Millennium Op 6.500%, due 10/01/28		200,000	199,006
Churchill Downs, Inc. 4.750%, due 01/15/28[2]		75,000	71,433
5.500%, due 04/01/27[2]		150,000	148,185
5.750%, due 04/01/30[2]		125,000	120,929
Cinemark USA, Inc. 5.250%, due 07/15/28[2]		100,000	92,250
5.875%, due 03/15/26[2]		25,000	24,771
Cirsa Finance International SARL 4.750%, due 05/22/25[3]	EUR	100,000	107,960
Codere Finance 2 Luxembourg SA 8.000% Cash or 3.000% PIK, 11.000%, due 09/30/26[3]		100,556	63,029
8.000% Cash or 3.000% PIK, 11.000%, due 09/30/26[2]		61,563	38,588
2.000% Cash or 10.750% PIK, 12.750%, due 11/30/27[3]		217,319	14,091
Everi Holdings, Inc. 5.000%, due 07/15/29[2]		50,000	45,951
Golden Entertainment, Inc. 7.625%, due 04/15/26[2]		125,000	125,156
Inter Media & Communication SpA 6.750%, due 02/09/27[3]	EUR	250,000	261,057
6.750%, due 02/09/27[2]		100,000	104,423
International Game Technology PLC 4.125%, due 04/15/26[2]		200,000	193,702
Intralot Capital Luxembourg SA 5.250%, due 09/15/24[3]	EUR	355,100	378,960
Jacobs Entertainment, Inc. 6.750%, due 02/15/29[2]		225,000	213,484
LHMC Finco 2 SARL 7.250% Cash or 8.000% PIK, 7.250%, due 10/02/25[3,7]	EUR	334,000	360,304
Light & Wonder International, Inc. 7.000%, due 05/15/28[2]		250,000	249,705
7.250%, due 11/15/29[2]		25,000	25,672

PACE High Yield Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Entertainment—(concluded)
Lions Gate Capital Holdings LLC 5.500%, due 04/15/29[2]		50,000	$38,019
Live Nation Entertainment, Inc. 3.750%, due 01/15/28[2]		125,000	115,469
4.750%, due 10/15/27[2]		150,000	142,885
5.625%, due 03/15/26[2]		225,000	222,513
Lottomatica SpA 7.125%, due 06/01/28[2]	EUR	100,000	114,139
9.750%, due 09/30/27[2]		150,000	174,466
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp. 4.875%, due 05/01/29[2]		125,000	115,319
Mohegan Tribal Gaming Authority 8.000%, due 02/01/26[2]		150,000	140,865
Motion Finco SARL 7.375%, due 06/15/30[2]	EUR	225,000	251,026
Penn Entertainment, Inc. 4.125%, due 07/01/29[2]		225,000	192,372
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. 5.625%, due 09/01/29[2]		175,000	131,236
5.875%, due 09/01/31[2]		125,000	90,803
Raptor Acquisition Corp./Raptor Co.-Issuer LLC 4.875%, due 11/01/26[2]		75,000	71,988
Scientific Games Holdings LP/Scientific Games U.S. FinCo, Inc. 6.625%, due 03/01/30[2]		50,000	47,000
SeaWorld Parks & Entertainment, Inc. 5.250%, due 08/15/29[2]		150,000	139,698
Six Flags Entertainment Corp. 5.500%, due 04/15/27[2]		25,000	24,873
WMG Acquisition Corp. 3.000%, due 02/15/31[2]		25,000	21,188
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 5.125%, due 10/01/29[2]		125,000	118,088
			6,598,433
Environmental control—0.2%
Clean Harbors, Inc. 6.375%, due 02/01/31[2]		50,000	50,653
Covanta Holding Corp.
5.000%, due 09/01/30		100,000	85,012
GFL Environmental, Inc. 3.500%, due 09/01/28[2]		50,000	45,260
6.750%, due 01/15/31[2]		50,000	51,139
Madison IAQ LLC 5.875%, due 06/30/29[2]		100,000	88,859
Paprec Holding SA 7.250%, due 11/17/29[2]	EUR	100,000	115,479
			436,402
	Face amount[1]		Value
Corporate bonds—(continued)
Food—2.2%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.500%, due 03/15/29[2]		25,000	$22,588
4.625%, due 01/15/27[2]		175,000	169,761
4.875%, due 02/15/30[2]		175,000	167,254
5.875%, due 02/15/28[2]		50,000	49,939
6.500%, due 02/15/28[2]		150,000	151,628
B&G Foods, Inc. 8.000%, due 09/15/28[2]		50,000	52,119
Bellis Acquisition Co. PLC 3.250%, due 02/16/26[3]	GBP	300,000	359,280
C&S Group Enterprises LLC 5.000%, due 12/15/28[2]		100,000	81,210
Casino Guichard Perrachon SA 4.498%, due 03/07/24[3]	EUR	100,000	811
5.250%, due 04/15/27[3,6]		100,000	811
Chobani LLC/Chobani Finance Corp., Inc. 7.625%, due 07/01/29[2]		50,000	50,623
Ingles Markets, Inc. 4.000%, due 06/15/31[2]		175,000	154,667
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 5.500%, due 01/15/30		100,000	97,697
KeHE Distributors LLC/KeHE Finance Corp./NextWave Distribution, Inc. 9.000%, due 02/15/29[2]		150,000	151,353
Lamb Weston Holdings, Inc. 4.125%, due 01/31/30[2]		125,000	114,066
4.375%, due 01/31/32[2]		125,000	112,177
Market Bidco Finco PLC 5.500%, due 11/04/27[3]	GBP	100,000	116,275
Minerva Luxembourg SA 4.375%, due 03/18/31[3]		200,000	163,750
4.375%, due 03/18/31[2]		250,000	204,687
Nathan's Famous, Inc. 6.625%, due 11/01/25[2]		60,000	59,700
NBM U.S. Holdings, Inc. 7.000%, due 05/14/26[3]		200,000	200,062
Performance Food Group, Inc. 4.250%, due 08/01/29[2]		125,000	114,542
5.500%, due 10/15/27[2]		50,000	48,765
Pilgrim's Pride Corp. 6.250%, due 07/01/3[3]		50,000	51,042
Post Holdings, Inc. 4.500%, due 09/15/31[2]		50,000	44,912
4.625%, due 04/15/30[2]		350,000	321,877
5.500%, due 12/15/29[2]		75,000	72,496
5.625%, due 01/15/28[2]		25,000	24,603
Premier Foods Finance PLC 3.500%, due 10/15/26[3]	GBP	250,000	300,378
Rallye SA Series COFP, 5.250%, due 02/28/32[3]	EUR	800,000	86
SEG Holding LLC/SEG Finance Corp. 5.625%, due 10/15/28[2]		250,000	253,232
Sigma Holdco BV 5.750%, due 05/15/26[3]	EUR	100,000	100,581

PACE High Yield Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Food—(concluded)
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed 4.625%, due 03/01/29[2]		175,000	$150,460
U.S. Foods, Inc. 4.750%, due 02/15/29[2]		200,000	189,753
6.875%, due 09/15/28[2]		50,000	51,330
7.250%, due 01/15/32[2]		50,000	52,375
United Natural Foods, Inc. 6.750%, due 10/15/28[2]		50,000	42,000
			4,298,890
Food service—0.0%†
TKC Holdings, Inc. 10.500%, due 05/15/29[2]		100,000	90,500
Forest products & paper—0.1%
Appcion 9.000%, due 06/01/25[4,5,9,10]		650,000	6,500
Domtar Corp. 6.750%, due 10/01/28[2]		83,000	76,174
Glatfelter Corp. 4.750%, due 11/15/29[2]		75,000	54,188
Mercer International, Inc. 5.125%, due 02/01/29		50,000	42,926
WEPA Hygieneprodukte GmbH 5.625%, due 01/15/31[2]	EUR	100,000	108,479
			288,267
Gas—0.4%
AmeriGas Partners LP/AmeriGas Finance Corp. 5.500%, due 05/20/25		50,000	49,112
5.750%, due 05/20/27		150,000	143,482
5.875%, due 08/20/26		25,000	24,229
EP Infrastructure AS 1.816%, due 03/02/31[3]	EUR	275,000	233,632
2.045%, due 10/09/28[3]		150,000	139,402
UGI International LLC 2.500%, due 12/01/29[3]		175,000	166,918
			756,775
Hand & machine tools—0.2%
Regal Rexnord Corp. 6.050%, due 02/15/26[2]		50,000	50,532
6.050%, due 04/15/28[2]		50,000	50,732
6.300%, due 02/15/30[2]		50,000	51,394
6.400%, due 04/15/33[2]		50,000	51,961
Werner FinCo LP/Werner FinCo, Inc. 11.500%, due 06/15/28[2]		25,000	26,313
8.750% Cash and 5.750% PIK, 14.500%, due 10/15/28[2,7]		127,156	109,374
			340,306
Healthcare-products—0.6%
Avantor Funding, Inc. 3.875%, due 11/01/29[2]		150,000	136,154
4.625%, due 07/15/28[2]		250,000	238,010
	Face amount[1]		Value
Corporate bonds—(continued)
Healthcare-products—(concluded)
Bausch & Lomb Escrow Corp. 8.375%, due 10/01/28[2]		175,000	$181,575
Marcolin SpA 6.125%, due 11/15/26[3]	EUR	100,000	103,751
Medline Borrower LP 3.875%, due 04/01/29[2]		232,000	210,054
5.250%, due 10/01/29[2]		375,000	349,653
			1,219,197
Healthcare-services—3.0%
Acadia Healthcare Co., Inc. 5.000%, due 04/15/29[2]		100,000	95,375
5.500%, due 07/01/28[2]		125,000	122,199
AHP Health Partners, Inc. 5.750%, due 07/15/29[2]		100,000	89,631
Air Methods Corp. 0.000%, due 05/15/25[2,10]		175,000	656
Catalent Pharma Solutions, Inc. 2.375%, due 03/01/28[3]	EUR	125,000	119,890
3.125%, due 02/15/29[2]		50,000	43,963
Centene Corp. 3.000%, due 10/15/30		200,000	173,012
Charles River Laboratories International, Inc. 4.000%, due 03/15/31[2]		82,000	72,876
CHS/Community Health Systems, Inc. 4.750%, due 02/15/31[2]		250,000	198,462
5.250%, due 05/15/30[2]		125,000	103,490
5.625%, due 03/15/27[2]		175,000	161,662
6.000%, due 01/15/29[2]		75,000	67,765
6.125%, due 04/01/30[2]		150,000	97,631
6.875%, due 04/01/28[2]		23,000	15,320
6.875%, due 04/15/29[2]		225,000	153,000
8.000%, due 03/15/26[2]		136,000	134,044
8.000%, due 12/15/27[2]		250,000	246,195
10.875%, due 01/15/32[2]		350,000	366,131
DaVita, Inc. 4.625%, due 06/01/30[2]		150,000	132,716
Encompass Health Corp. 4.750%, due 02/01/30		125,000	117,233
Ephios Subco 3 SARL 7.875%, due 01/31/31[2]	EUR	100,000	113,964
Fortrea Holdings, Inc. 7.500%, due 07/01/30[2]		75,000	76,224
IQVIA, Inc. 2.250%, due 03/15/29[3]	EUR	400,000	392,282
6.250%, due 02/01/29[2]		50,000	52,036
6.500%, due 05/15/30[2]		200,000	204,014
LifePoint Health, Inc. 5.375%, due 01/15/29[2]		100,000	79,062
11.000%, due 10/15/30[2]		75,000	79,805
ModivCare Escrow Issuer, Inc. 5.000%, due 10/01/29[2]		75,000	60,848
Molina Healthcare, Inc. 3.875%, due 11/15/30[2]		100,000	87,653
3.875%, due 05/15/32[2]		150,000	128,393

PACE High Yield Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Healthcare-services—(concluded)
4.375%, due 06/15/28[2]		150,000	$140,607
Prime Healthcare Services, Inc. 7.250%, due 11/01/25[2]		150,000	149,250
Rede D'or Finance SARL 4.500%, due 01/22/30[3]		364,000	321,776
RP Escrow Issuer LLC 5.250%, due 12/15/25[2]		100,000	90,000
Select Medical Corp. 6.250%, due 08/15/26[2]		125,000	124,967
Tenet Healthcare Corp. 4.250%, due 06/01/29		50,000	46,417
4.375%, due 01/15/30		75,000	69,399
4.875%, due 01/01/26		125,000	123,888
5.125%, due 11/01/27		175,000	169,928
6.125%, due 10/01/28		250,000	249,080
6.125%, due 06/15/30		275,000	274,898
6.750%, due 05/15/31[2]		250,000	255,709
			5,801,451
Holding companies-divers—0.1%
Benteler International AG 9.375%, due 05/15/28[2]	EUR	125,000	144,375
Home builders—1.5%
Adams Homes, Inc. 7.500%, due 02/15/25[2]		49,000	48,674
9.250%, due 10/15/28[2]		100,000	102,450
Ashton Woods USA LLC/Ashton Woods Finance Co. 4.625%, due 08/01/29[2]		75,000	67,505
4.625%, due 04/01/30[2]		150,000	135,759
6.625%, due 01/15/28[2]		100,000	98,525
Beazer Homes USA, Inc. 5.875%, due 10/15/27		50,000	48,701
7.250%, due 10/15/29		100,000	100,449
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC 4.875%, due 02/15/30[2]		25,000	22,170
5.000%, due 06/15/29[2]		125,000	113,900
Century Communities, Inc. 3.875%, due 08/15/29[2]		75,000	67,481
Dream Finders Homes, Inc. 8.250%, due 08/15/28[2]		100,000	105,149
Empire Communities Corp. 7.000%, due 12/15/25[2]		125,000	123,581
Forestar Group, Inc. 3.850%, due 05/15/26[2]		100,000	94,987
5.000%, due 03/01/28[2]		125,000	117,946
Installed Building Products, Inc. 5.750%, due 02/01/28[2]		150,000	147,000
KB Home 4.000%, due 06/15/31		125,000	110,220
6.875%, due 06/15/27		50,000	51,557
7.250%, due 07/15/30		75,000	77,079
LGI Homes, Inc. 4.000%, due 07/15/29[2]		25,000	21,390
8.750%, due 12/15/28[2]		100,000	105,570
	Face amount[1]		Value
Corporate bonds—(continued)
Home builders—(concluded)
Maison Finco PLC 6.000%, due 10/31/27[3]	GBP	100,000	$113,689
Mattamy Group Corp. 4.625%, due 03/01/30[2]		125,000	113,438
Meritage Homes Corp. 6.000%, due 06/01/25		119,000	118,719
Miller Homes Group Finco PLC 7.000%, due 05/15/29[3]	GBP	100,000	112,802
Shea Homes LP/Shea Homes Funding Corp. 4.750%, due 02/15/28		100,000	94,948
4.750%, due 04/01/29		125,000	117,244
STL Holding Co. LLC 7.500%, due 02/15/26[2]		125,000	127,126
8.750%, due 02/15/29[2]		75,000	76,283
Thor Industries, Inc. 4.000%, due 10/15/29[2]		75,000	66,379
Tri Pointe Homes, Inc. 5.700%, due 06/15/28		75,000	73,764
Winnebago Industries, Inc. 6.250%, due 07/15/28[2]		100,000	98,340
			2,872,825
Home furnishings—0.2%
Arcelik AS 8.500%, due 09/25/28[3]		200,000	207,687
Tempur Sealy International, Inc. 4.000%, due 04/15/29[2]		125,000	112,777
			320,464
Household products—0.1%
Edgewell Personal Care Co. 4.125%, due 04/01/29[2]		175,000	157,729
5.500%, due 06/01/28[2]		75,000	73,412
			231,141
Household products/wares—0.3%
Central Garden & Pet Co. 4.125%, due 04/30/31[2]		100,000	88,353
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. 7.000%, due 12/31/27[2]		75,000	73,224
Spectrum Brands, Inc. 4.000%, due 10/01/26[2]	EUR	325,000	345,959
5.500%, due 07/15/30[2]		50,000	49,125
			556,661
Housewares—0.4%
Newell Brands, Inc. 5.200%, due 04/01/26		250,000	243,367
6.375%, due 09/15/27		75,000	73,666
6.375%, due 04/01/36		225,000	200,270
6.500%, due 04/01/46		50,000	40,332
6.625%, due 09/15/29		50,000	48,477
Scotts Miracle-Gro Co. 4.000%, due 04/01/31		125,000	104,544
4.375%, due 02/01/32		50,000	41,629
			752,285

PACE High Yield Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Insurance—0.3%
Acrisure LLC/Acrisure Finance, Inc. 10.125%, due 08/01/26[2]		25,000	$26,030
AssuredPartners, Inc. 5.625%, due 01/15/29[2]		50,000	47,221
7.000%, due 08/15/25[2]		50,000	49,966
HUB International Ltd. 5.625%, due 12/01/29[2]		25,000	23,590
7.250%, due 06/15/30[2]		75,000	77,150
MGIC Investment Corp. 5.250%, due 08/15/28		125,000	121,748
NMI Holdings, Inc. 7.375%, due 06/01/25[2]		135,000	136,350
Tongyang Life Insurance Co. Ltd. (fixed, converts to FRN on 09/22/25), 5.250%, due 09/22/25[3,6,8]		200,000	187,000
			669,055
Internet—1.3%
Cogent Communications Group, Inc. 7.000%, due 06/15/27[2]		125,000	125,398
Gen Digital, Inc. 6.750%, due 09/30/27[2]		125,000	126,897
7.125%, due 09/30/30[2]		150,000	155,608
Go Daddy Operating Co. LLC/GD Finance Co., Inc. 3.500%, due 03/01/29[2]		50,000	45,270
5.250%, due 12/01/27[2]		200,000	196,360
iliad SA 2.375%, due 06/17/26[3]	EUR	400,000	412,828
Match Group Holdings II LLC 4.125%, due 08/01/30[2]		100,000	89,976
5.000%, due 12/15/27[2]		75,000	72,561
MercadoLibre, Inc. 3.125%, due 01/14/31		300,000	250,875
Millennium Escrow Corp.
6.625%, due 08/01/26[2]		75,000	47,984
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 4.750%, due 04/30/27[2]		125,000	120,267
Prosus NV 3.832%, due 02/08/51[3]		200,000	123,000
Uber Technologies, Inc. 6.250%, due 01/15/28[2]		125,000	125,700
7.500%, due 09/15/27[2]		50,000	51,086
8.000%, due 11/01/26[2]		150,000	152,732
United Group BV 3.125%, due 02/15/26[3]	EUR	200,000	208,011
4.625%, due 08/15/28[3]		150,000	151,896
Ziff Davis, Inc. 4.625%, due 10/15/30[2]		69,000	63,183
			2,519,632
Investment companies—0.7%
Compass Group Diversified Holdings LLC 5.000%, due 01/15/32[2]		75,000	67,472
5.250%, due 04/15/29[2]		125,000	119,028
	Face amount[1]		Value
Corporate bonds—(continued)
Investment companies—(concluded)
Huarong Finance 2019 Co. Ltd. (fixed, converts to FRN on 09/30/25), 4.250%, due 09/30/25[3,6,8]		250,000	$235,155
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 4.375%, due 02/01/29		50,000	41,785
5.250%, due 05/15/27		200,000	179,900
6.250%, due 05/15/26		225,000	215,574
6.375%, due 12/15/25		75,000	73,788
9.750%, due 01/15/29[2]		75,000	76,969
Linx Capital Ltd. 15.200%, due 04/01/25[2,7]	EUR	412,118	356,301
			1,365,972
Iron & steel—1.3%
ATI, Inc. 4.875%, due 10/01/29		75,000	69,296
5.125%, due 10/01/31		100,000	91,257
5.875%, due 12/01/27		150,000	146,260
7.250%, due 08/15/30		50,000	51,454
Baffinland Iron Mines Corp./Baffinland Iron Mines LP
8.750%, due 07/15/26[2]		175,000	160,126
Big River Steel LLC/BRS Finance Corp. 6.625%, due 01/31/29[2]		140,000	141,935
Carpenter Technology Corp. 6.375%, due 07/15/28		200,000	199,762
Cleveland-Cliffs, Inc. 4.875%, due 03/01/31[2]		50,000	45,007
5.875%, due 06/01/27		225,000	223,271
6.750%, due 03/15/26[2]		50,000	50,138
6.750%, due 04/15/30[2]		100,000	100,876
Commercial Metals Co. 4.125%, due 01/15/30		50,000	45,497
4.375%, due 03/15/32		50,000	44,644
CSN Inova Ventures 6.750%, due 01/28/28[3]		250,000	239,375
Infrabuild Australia Pty. Ltd. 14.500%, due 11/15/28[2]		50,000	50,987
Metinvest BV 7.750%, due 10/17/29[3]		200,000	133,908
Mineral Resources Ltd. 8.000%, due 11/01/27[2]		300,000	306,799
8.125%, due 05/01/27[2]		148,000	149,480
8.500%, due 05/01/30[2]		75,000	77,161
9.250%, due 10/01/28[2]		75,000	79,219
Samarco Mineracao SA 9.500%, due 06/30/31[3]		90,000	74,745
TMS International Corp. 6.250%, due 04/15/29[2]		25,000	21,502
			2,502,699
IT services—0.1%
Carnelian Holdings LP 50.000%, due 06/30/28[4,5]		15,995	159,950

PACE High Yield Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Leisure time—3.4%
Acushnet Co. 7.375%, due 10/15/28[2]		50,000	$52,003
Carnival Corp. 5.750%, due 03/01/27[2]		850,000	837,422
6.000%, due 05/01/29[2]		225,000	217,930
6.650%, due 01/15/28		100,000	97,169
7.000%, due 08/15/29[2]		25,000	25,998
7.625%, due 03/01/26[2]		425,000	431,706
7.625%, due 03/01/26[3]	EUR	250,000	274,633
9.875%, due 08/01/27[2]		25,000	26,234
10.500%, due 06/01/30[2]		175,000	192,148
Carnival PLC 1.000%, due 10/28/29	EUR	525,000	428,465
Codere New Holdco SA 3.000%, due 11/30/27[3,4,7,9]		125,662	7,809
Deuce Finco PLC 5.500%, due 06/15/27[2]	GBP	125,000	149,106
5.500%, due 06/15/27[3]		150,000	178,927
Life Time, Inc. 5.750%, due 01/15/26[2]		275,000	271,871
8.000%, due 04/15/26[2]		425,000	425,561
Lindblad Expeditions LLC 6.750%, due 02/15/27[2]		50,000	49,566
MajorDrive Holdings IV LLC 6.375%, due 06/01/29[2]		175,000	148,027
NCL Corp. Ltd. 5.875%, due 03/15/26[2]		400,000	390,028
5.875%, due 02/15/27[2]		50,000	49,260
7.750%, due 02/15/29[2]		50,000	50,485
8.125%, due 01/15/29[2]		25,000	26,242
NCL Finance Ltd. 6.125%, due 03/15/28[2]		100,000	95,638
Pinnacle Bidco PLC 10.000%, due 10/11/28[3]	GBP	100,000	132,971
Royal Caribbean Cruises Ltd. 3.700%, due 03/15/28		150,000	138,251
4.250%, due 07/01/26[2]		75,000	72,167
5.375%, due 07/15/27[2]		575,000	565,807
5.500%, due 08/31/26[2]		75,000	74,240
5.500%, due 04/01/28[2]		250,000	246,819
7.500%, due 10/15/27		100,000	105,131
11.625%, due 08/15/27[2]		50,000	54,387
Viking Cruises Ltd. 5.875%, due 09/15/27[2]		350,000	337,337
6.250%, due 05/15/25[2]		75,000	74,559
7.000%, due 02/15/29[2]		100,000	99,844
Viking Ocean Cruises Ship VII Ltd. 5.625%, due 02/15/29[2]		75,000	73,031
VOC Escrow Ltd. 5.000%, due 02/15/28[2]		150,000	143,235
			6,544,007
	Face amount[1]		Value
Corporate bonds—(continued)
Lodging—2.1%
Boyd Gaming Corp. 4.750%, due 12/01/27		25,000	$24,150
4.750%, due 06/15/31[2]		250,000	229,657
Fortune Star BVI Ltd. 3.950%, due 10/02/26[3]	EUR	200,000	160,661
Full House Resorts, Inc. 8.250%, due 02/15/28[2]		175,000	165,888
Grupo Posadas SAB de CV 7.000%, due 12/30/27[3,6]		150,000	124,875
Hilton Domestic Operating Co., Inc. 3.625%, due 02/15/32[2]		125,000	107,310
4.000%, due 05/01/31[2]		325,000	292,112
4.875%, due 01/15/30		100,000	96,382
5.750%, due 05/01/28[2]		125,000	125,152
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc. 4.875%, due 07/01/31[2]		200,000	177,360
5.000%, due 06/01/29[2]		275,000	254,107
Melco Resorts Finance Ltd. 5.250%, due 04/26/26[2]		300,000	286,500
MGM China Holdings Ltd. 5.250%, due 06/18/25[3]		200,000	194,437
MGM Resorts International 4.750%, due 10/15/28		100,000	94,745
5.500%, due 04/15/27		75,000	73,781
6.750%, due 05/01/25		25,000	25,062
Sands China Ltd. 5.650%, due 08/08/28		200,000	195,920
Station Casinos LLC 4.500%, due 02/15/28[2]		25,000	23,501
4.625%, due 12/01/31[2]		50,000	44,875
Studio City Finance Ltd. 5.000%, due 01/15/29[3]		250,000	212,500
Travel & Leisure Co. 4.625%, due 03/01/30[2]		75,000	67,525
6.625%, due 07/31/26[2]		100,000	100,994
TVL Finance PLC 3 mo. EUR EURIBOR + 5.500%, 9.425%, due 04/28/28[2,6]	EUR	100,000	109,421
10.250%, due 04/28/28[2]	GBP	275,000	365,933
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.250%, due 05/15/27[2]		150,000	146,586
Wynn Macau Ltd. 5.500%, due 01/15/26[3]		300,000	289,875
			3,989,309
Machinery-construction & mining—0.1%
BWX Technologies, Inc. 4.125%, due 04/15/29[2]		75,000	69,474
Terex Corp. 5.000%, due 05/15/29[2]		150,000	141,750
			211,224

PACE High Yield Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Machinery-diversified—0.7%
Chart Industries, Inc. 7.500%, due 01/01/30[2]		150,000	$153,978
9.500%, due 01/01/31[2]		125,000	133,316
Galapagos SA 5.375%, due 06/15/21[3,10]	EUR	27,500	149
GrafTech Global Enterprises, Inc. 9.875%, due 12/15/28[2]		25,000	18,683
Husky III Holding Ltd. 13.000% Cash or 13.750% PIK, 13.000%, due 02/15/25[2,7]		100,000	100,048
Husky Injection Molding Systems Ltd./Titan Co.-Borrower LLC 9.000%, due 02/15/29[2]		50,000	50,000
OT Merger Corp. 7.875%, due 10/15/29[2]		50,000	30,212
Selecta Group BV 3.500% Cash or 4.500% PIK, 8.000%, due 04/01/26[2]	EUR	207,887	219,608
10.000%, due 07/01/26[2,7]		88,944	84,203
9.250% Cash or 10.000% PIK, 10.000%, due 07/01/26[3,7]		73,908	69,968
Titan Acquisition Ltd./Titan Co.-Borrower LLC 7.750%, due 04/15/26[2]		225,000	225,585
TK Elevator Midco GmbH 4.375%, due 07/15/27[3]	EUR	325,000	341,744
			1,427,494
Media—5.5%
Altice Financing SA 2.250%, due 01/15/25[3]		100,000	104,152
3.000%, due 01/15/28[3]		275,000	260,043
4.250%, due 08/15/29[3]		275,000	260,338
5.000%, due 01/15/28[2]		200,000	179,727
Altice Finco SA 4.750%, due 01/15/28[3]	EUR	125,000	113,541
AMC Networks, Inc. 4.250%, due 02/15/29		200,000	153,846
4.750%, due 08/01/25		25,000	24,088
Audacy Capital Corp. 0.000%, due 03/31/29[2,10]		75,000	3,281
CCO Holdings LLC/CCO Holdings Capital Corp. 4.250%, due 02/01/31[2]		300,000	253,664
4.250%, due 01/15/34[2]		425,000	337,919
4.500%, due 05/01/32		225,000	187,708
4.500%, due 06/01/33[2]		550,000	451,108
4.750%, due 03/01/30[2]		250,000	222,152
4.750%, due 02/01/32[2]		675,000	578,988
5.000%, due 02/01/28[2]		200,000	187,967
5.375%, due 06/01/29[2]		50,000	46,489
6.375%, due 09/01/29[2]		250,000	243,416
7.375%, due 03/01/31[2]		125,000	126,328
CSC Holdings LLC 4.500%, due 11/15/31[2]		400,000	287,020
4.625%, due 12/01/30[2]		350,000	178,896
	Face amount[1]		Value
Corporate bonds—(continued)
Media—(continued)
5.000%, due 11/15/31[2]		200,000	$100,670
5.250%, due 06/01/24		125,000	124,838
11.750%, due 01/31/29[2]		200,000	203,146
Diamond Sports Group LLC/Diamond Sports Finance Co.
5.375%, due 08/15/26[2,10]		100,000	6,625
Directv Financing LLC/Directv Financing Co.-Obligor, Inc. 5.875%, due 08/15/27[2]		325,000	308,974
DISH DBS Corp. 5.125%, due 06/01/29		125,000	47,881
5.250%, due 12/01/26[2]		175,000	137,813
5.750%, due 12/01/28[2]		150,000	100,909
7.375%, due 07/01/28		175,000	77,000
7.750%, due 07/01/26		50,000	29,461
DISH Network Corp. 11.750%, due 11/15/27[2]		250,000	260,926
GCI LLC 4.750%, due 10/15/28[2]		150,000	137,509
Gray Television, Inc. 4.750%, due 10/15/30[2]		300,000	234,760
5.375%, due 11/15/31[2]		125,000	97,835
iHeartCommunications, Inc. 4.750%, due 01/15/28[2]		50,000	37,375
5.250%, due 08/15/27[2]		150,000	116,379
6.375%, due 05/01/26		55,291	47,487
8.375%, due 05/01/27		75,000	46,461
McGraw-Hill Education, Inc. 8.000%, due 08/01/29[2]		125,000	115,938
Midcontinent Communications/ Midcontinent Finance Corp. 5.375%, due 08/15/27[2]		125,000	121,100
News Corp. 3.875%, due 05/15/29[2]		225,000	206,831
5.125%, due 02/15/32[2]		200,000	187,943
Nexstar Media, Inc. 4.750%, due 11/01/28[2]		50,000	45,798
5.625%, due 07/15/27[2]		75,000	73,043
Scripps Escrow II, Inc. 5.375%, due 01/15/31[2]		50,000	37,985
Scripps Escrow, Inc. 5.875%, due 07/15/27[2]		75,000	67,597
Sinclair Television Group, Inc. 4.125%, due 12/01/30[2]		100,000	77,250
5.125%, due 02/15/27[2]		100,000	94,039
Sirius XM Radio, Inc. 3.125%, due 09/01/26[2]		125,000	116,674
3.875%, due 09/01/31[2]		350,000	291,795
4.000%, due 07/15/28[2]		225,000	204,324
5.000%, due 08/01/27[2]		75,000	72,092
5.500%, due 07/01/29[2]		175,000	166,250
Summer BidCo BV 9.000% Cash or 9.750% PIK, 9.000%, due 11/15/25[2,7]	EUR	186,325	201,643
Sunrise FinCo I BV 4.875%, due 07/15/31[2]		400,000	350,991

PACE High Yield Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Media—(concluded)
TEGNA, Inc. 4.625%, due 03/15/28		150,000	$139,905
5.000%, due 09/15/29		25,000	23,090
Univision Communications, Inc. 4.500%, due 05/01/29[2]		475,000	422,095
7.375%, due 06/30/30[2]		150,000	147,060
8.000%, due 08/15/28[2]		25,000	25,439
Videotron Ltd. 3.625%, due 06/15/29[2]		100,000	91,245
Virgin Media Finance PLC 5.000%, due 07/15/30[2]		200,000	178,622
Virgin Media Secured Finance PLC 4.125%, due 08/15/30[3]	GBP	200,000	215,662
Virgin Media Vendor Financing Notes III DAC 4.875%, due 07/15/28[3]		100,000	115,641
VZ Vendor Financing II BV 2.875%, due 01/15/29[2]	EUR	300,000	282,063
Ziggo Bond Co. BV 6.000%, due 01/15/27[2]		200,000	196,221
			10,585,056
Metal fabricate/hardware—0.2%
Advanced Drainage Systems, Inc. 5.000%, due 09/30/27[2]		75,000	72,228
Park-Ohio Industries, Inc. 6.625%, due 04/15/27		175,000	160,165
Roller Bearing Co. of America, Inc. 4.375%, due 10/15/29[2]		75,000	68,936
			301,329
Mining—1.2%
Arsenal AIC Parent LLC 8.000%, due 10/01/30[2]		150,000	156,460
Coeur Mining, Inc. 5.125%, due 02/15/29[2]		100,000	91,025
Compass Minerals International, Inc. 6.750%, due 12/01/27[2]		25,000	24,658
Constellium SE 3.125%, due 07/15/29[2]	EUR	275,000	273,197
Eramet SA 7.000%, due 05/22/28[3]		100,000	109,077
First Quantum Minerals Ltd. 6.875%, due 10/15/27[3]		300,000	266,457
FMG Resources August 2006 Pty. Ltd. 4.375%, due 04/01/31[2]		275,000	247,498
5.875%, due 04/15/30[2]		150,000	148,139
6.125%, due 04/15/32[2]		150,000	148,385
IAMGOLD Corp. 5.750%, due 10/15/28[2]		50,000	43,699
Kaiser Aluminum Corp. 4.500%, due 06/01/31[2]		25,000	21,345
4.625%, due 03/01/28[2]		125,000	115,187
Novelis Corp. 3.250%, due 11/15/26[2]		100,000	93,632
3.875%, due 08/15/31[2]		50,000	43,367
	Face amount[1]		Value
Corporate bonds—(continued)
Mining—(concluded)
4.750%, due 01/30/30[2]		50,000	$46,375
Novelis Sheet Ingot GmbH 3.375%, due 04/15/29[3]	EUR	100,000	100,745
Taseko Mines Ltd. 7.000%, due 02/15/26[2]		100,000	98,250
WE Soda Investments Holding PLC 9.500%, due 10/06/28[3]		200,000	204,000
			2,231,496
Miscellaneous manufacturers—0.2%
FXI Holdings, Inc. 12.250%, due 11/15/26[2]		234,000	227,898
12.250%, due 11/15/26[2]		94,000	91,368
LSB Industries, Inc. 6.250%, due 10/15/28[2]		25,000	23,740
Trinity Industries, Inc. 7.750%, due 07/15/28[2]		125,000	129,841
			472,847
Office & business equipment—0.1%
CDW LLC/CDW Finance Corp. 3.250%, due 02/15/29		75,000	67,805
4.125%, due 05/01/25		25,000	24,582
Xerox Holdings Corp. 5.000%, due 08/15/25[2]		150,000	146,519
			238,906
Oil & gas—9.4%
Aethon United BR LP/Aethon United Finance Corp. 8.250%, due 02/15/26[2]		100,000	99,132
Antero Resources Corp. 7.625%, due 02/01/29[2]		49,000	50,453
Ascent Resources Utica Holdings LLC/ARU Finance Corp. 8.250%, due 12/31/28[2]		25,000	25,572
9.000%, due 11/01/27[2]		150,000	190,125
Athabasca Oil Corp. 9.750%, due 11/01/26[2]		108,000	114,210
Baytex Energy Corp. 8.500%, due 04/30/30[2]		150,000	155,744
Callon Petroleum Co. 6.375%, due 07/01/26		25,000	25,006
7.500%, due 06/15/30[2]		75,000	79,008
Chesapeake Energy Corp. 5.500%, due 02/01/26[2]		50,000	49,738
6.750%, due 04/15/29[2]		175,000	177,026
Chord Energy Corp. 6.375%, due 06/01/26[2]		75,000	74,995
CITGO Petroleum Corp. 7.000%, due 06/15/25[2]		150,000	149,979
Civitas Resources, Inc. 5.000%, due 10/15/26[2]		175,000	170,440
8.375%, due 07/01/28[2]		50,000	52,586
8.625%, due 11/01/30[2]		50,000	53,328

PACE High Yield Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Oil & gas—(continued)
CNX Resources Corp. 6.000%, due 01/15/29[2]	125,000	$120,781
7.250%, due 03/14/27[2]	100,000	100,292
7.375%, due 01/15/31[2]	25,000	25,389
Comstock Resources, Inc. 5.875%, due 01/15/30[2]	100,000	86,655
6.750%, due 03/01/29[2]	125,000	114,781
Cosan Overseas Ltd. 8.250%, due 05/05/24[3,8]	300,000	300,375
Crescent Energy Finance LLC 9.250%, due 02/15/28[2]	50,000	51,907
CrownRock LP/CrownRock Finance, Inc. 5.000%, due 05/01/29[2]	25,000	24,689
Diamond Foreign Asset Co./Diamond Finance LLC 8.500%, due 10/01/30[2]	25,000	25,697
Ecopetrol SA 4.625%, due 11/02/31	500,000	411,536
5.875%, due 05/28/45	350,000	258,545
8.375%, due 01/19/36	200,000	202,040
8.625%, due 01/19/29	200,000	211,250
Energian Israel Finance Ltd. 4.875%, due 03/30/26[3]	300,000	276,000
5.875%, due 03/30/31[3]	75,000	62,438
Global Marine, Inc. 7.000%, due 06/01/28	125,000	109,375
Gulfport Energy Corp. 8.000%, due 05/17/26	292	293
8.000%, due 05/17/26[2]	170,052	170,902
HF Sinclair Corp. 6.375%, due 04/15/27[2]	125,000	125,522
Hilcorp Energy I LP/Hilcorp Finance Co. 6.000%, due 04/15/30[2]	100,000	97,094
6.000%, due 02/01/31[2]	175,000	168,007
6.250%, due 11/01/28[2]	75,000	74,725
8.375%, due 11/01/33[2]	50,000	53,737
Ithaca Energy North Sea PLC 9.000%, due 07/15/26[2]	200,000	199,117
KazMunayGas National Co. JSC 3.500%, due 04/14/33[2]	200,000	163,400
Leviathan Bond Ltd. 6.125%, due 06/30/25[3]	75,000	72,094
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp. 6.000%, due 08/01/26[2]	175,000	172,954
Matador Resources Co. 5.875%, due 09/15/26	100,000	99,101
6.875%, due 04/15/28[2]	75,000	76,801
MC Brazil Downstream Trading SARL 7.250%, due 06/30/31[3]	237,688	182,948
Medco Laurel Tree Pte. Ltd. 6.950%, due 11/12/28[2]	400,000	381,000
Moss Creek Resources Holdings, Inc. 7.500%, due 01/15/26[2]	150,000	149,442
10.500%, due 05/15/27[2]	75,000	77,178
	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas—(continued)
Murphy Oil Corp. 6.375%, due 07/15/28		118,000	$118,175
Nabors Industries Ltd. 7.250%, due 01/15/26[2]		50,000	48,754
7.500%, due 01/15/28[2]		100,000	91,500
Northern Oil & Gas, Inc. 8.125%, due 03/01/28[2]		275,000	279,281
8.750%, due 06/15/31[2]		100,000	104,516
Parkland Corp. 4.500%, due 10/01/29[2]		250,000	229,902
4.625%, due 05/01/30[2]		100,000	92,132
5.875%, due 07/15/27[2]		150,000	148,824
PBF Holding Co. LLC/PBF Finance Corp. 6.000%, due 02/15/28		275,000	268,776
7.875%, due 09/15/30[2]		125,000	129,477
Permian Resources Operating LLC 5.375%, due 01/15/26[2]		150,000	148,039
5.875%, due 07/01/29[2]		150,000	146,712
7.000%, due 01/15/32[2]		200,000	206,481
Petrobras Global Finance BV 5.299%, due 01/27/25		150,000	148,594
6.500%, due 07/03/33		250,000	247,500
6.850%, due 06/05/15		200,000	184,560
6.900%, due 03/19/49		325,000	316,875
Petroleos Mexicanos 2.750%, due 04/21/27[3]	EUR	475,000	437,616
3.750%, due 04/16/26[3]		100,000	100,505
4.750%, due 02/26/29[3]		275,000	250,013
5.950%, due 01/28/31		300,000	234,600
6.500%, due 03/13/27		250,000	234,000
6.500%, due 06/02/41		1,250,000	832,112
6.625%, due 06/15/35		477,000	357,678
6.700%, due 02/16/32		700,000	568,015
6.750%, due 09/21/47		479,000	306,416
6.875%, due 10/16/25		700,000	691,201
6.950%, due 01/28/60		250,000	159,625
7.690%, due 01/23/50		1,150,000	800,975
10.000%, due 02/07/33		100,000	98,375
Precision Drilling Corp. 6.875%, due 01/15/29[2]		100,000	98,382
7.125%, due 01/15/26[2]		91,000	90,324
Puma International Financing SA 5.000%, due 01/24/26[3]		200,000	189,000
Range Resources Corp. 8.250%, due 01/15/29		150,000	155,526
Rockcliff Energy II LLC 5.500%, due 10/15/29[2]		25,000	23,276
Sanchez Energy Corp. 6.125%, due 01/15/23		325,000	17,875
7.750%, due 06/15/21[10]		475,000	26,125
Shelf Drilling Holdings Ltd. 9.625%, due 04/15/29[2]		200,000	193,320
Shelf Drilling North Sea Holdings Ltd. 10.250%, due 10/31/25[2]		49,000	49,368
SierraCol Energy Andina LLC 6.000%, due 06/15/28[3]		350,000	292,797

PACE High Yield Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Oil & gas—(concluded)
SM Energy Co. 5.625%, due 06/01/25	50,000	$49,516
6.750%, due 09/15/26	100,000	99,865
Southwestern Energy Co. 4.750%, due 02/01/32	75,000	69,468
5.375%, due 03/15/30	25,000	24,159
8.375%, due 09/15/28	125,000	129,904
Sunoco LP/Sunoco Finance Corp. 4.500%, due 04/30/30	100,000	92,433
6.000%, due 04/15/27	150,000	150,028
7.000%, due 09/15/28[2]	75,000	76,660
Talos Production, Inc. 9.000%, due 02/01/29[2]	75,000	76,001
9.375%, due 02/01/31[2]	75,000	76,690
Teine Energy Ltd. 6.875%, due 04/15/29[2]	125,000	118,562
Transocean Aquila Ltd. 8.000%, due 09/30/28[2]	50,000	51,180
Transocean Titan Financing Ltd. 8.375%, due 02/01/28[2]	50,000	51,679
Transocean, Inc. 6.800%, due 03/15/38	150,000	121,459
7.250%, due 11/01/25[2]	100,000	99,000
7.500%, due 01/15/26[2]	50,000	49,501
7.500%, due 04/15/31	100,000	88,250
8.000%, due 02/01/27[2]	75,000	74,406
8.750%, due 02/15/30[2]	23,750	24,613
9.350%, due 12/15/41	125,000	112,916
11.500%, due 01/30/27[2]	118,000	123,310
Tullow Oil PLC 10.250%, due 05/15/26[3]	200,000	182,812
Valaris Ltd. 8.375%, due 04/30/30[2]	25,000	25,632
Vermilion Energy, Inc. 6.875%, due 05/01/30[2]	125,000	120,309
Vital Energy, Inc. 7.750%, due 07/31/29[2]	100,000	98,837
9.750%, due 10/15/30	75,000	79,679
10.125%, due 01/15/28	50,000	52,366
YPF SA 6.950%, due 07/21/27[3]	100,000	88,280
8.500%, due 03/23/25[3]	75,000	73,328
8.500%, due 07/28/25[3]	200,000	193,000
9.000%, due 02/12/26[3]	211,154	210,599
		18,115,071
Oil & gas services—0.8%
Archrock Partners LP/Archrock Partners Finance Corp.
6.250%, due 04/01/28[2]	175,000	173,043
6.875%, due 04/01/27[2]	75,000	75,187
Bristow Group, Inc. 6.875%, due 03/01/28[2]	125,000	122,359
Enerflex Ltd. 9.000%, due 10/15/27[2]	100,000	100,524
	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas services—(concluded)
Helix Energy Solutions Group, Inc. 9.750%, due 03/01/29[2]		125,000	$131,157
Kodiak Gas Services LLC 7.250%, due 02/15/29[2]		50,000	50,598
Nine Energy Service, Inc. 13.000%, due 02/01/28		150,000	129,039
Oceaneering International, Inc. 6.000%, due 02/01/28		25,000	24,423
USA Compression Partners LP/USA Compression Finance Corp. 6.875%, due 04/01/26		100,000	99,413
6.875%, due 09/01/27		75,000	74,948
Weatherford International Ltd. 8.625%, due 04/30/30[2]		475,000	485,338
			1,466,029
Packaging & containers—1.8%
ARD Finance SA 5.000% Cash or 5.750% PIK, 5.000%, due 06/30/27[3,7]	EUR	375,000	195,539
6.500% Cash or 7.250% PIK, 6.500%, due 06/30/27[2,7]		400,000	193,276
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 6.000%, due 06/15/27[2]		200,000	197,736
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 5.250%, due 08/15/27[2]		200,000	149,496
Ball Corp. 3.125%, due 09/15/31		125,000	105,841
6.000%, due 06/15/29		150,000	151,314
6.875%, due 03/15/28		125,000	129,084
Berry Global, Inc. 4.500%, due 02/15/26[2]		50,000	48,576
5.625%, due 07/15/27[2]		75,000	74,356
Clydesdale Acquisition Holdings, Inc. 6.625%, due 04/15/29[2]		25,000	24,876
Crown Americas LLC 5.250%, due 04/01/30		25,000	24,156
Crown Americas LLC/Crown Americas Capital Corp. VI 4.750%, due 02/01/26		50,000	48,959
Crown Cork & Seal Co., Inc. 7.375%, due 12/15/26		100,000	104,751
Graphic Packaging International LLC 2.625%, due 02/01/29[3]	EUR	125,000	124,235
4.750%, due 07/15/27[2]		25,000	24,265
Guala Closures SpA 3.250%, due 06/15/28[3]	EUR	250,000	249,912
Intelligent Packaging Holdco Issuer LP 9.000% Cash or 9.7500% PIK, 9.000%, due 01/15/26[2,7]		75,000	68,081
Kleopatra Finco SARL 4.250%, due 03/01/26[3]	EUR	100,000	94,832

PACE High Yield Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Packaging & containers—(concluded)
Kleopatra Holdings 2 SCA 6.500%, due 09/01/26[3]		250,000	$175,082
LABL, Inc. 10.500%, due 07/15/27[2]		50,000	47,807
Mauser Packaging Solutions Holding Co. 9.250%, due 04/15/27[2]		75,000	72,394
OI European Group BV 2.875%, due 02/15/25[3]	EUR	125,000	132,815
4.750%, due 02/15/30[2]		225,000	208,238
Owens-Brockway Glass Container, Inc. 6.375%, due 08/15/25[2]		25,000	24,954
6.625%, due 05/13/27[2]		163,000	162,300
7.250%, due 05/15/31[2]		100,000	100,507
Sealed Air Corp. 4.000%, due 12/01/27[2]		181,000	168,918
5.000%, due 04/15/29[2]		75,000	71,932
Sealed Air Corp./Sealed Air Corp. U.S. 6.125%, due 02/01/28[2]		25,000	25,089
7.250%, due 02/15/31[2]		50,000	52,272
Trident TPI Holdings, Inc. 12.750%, due 12/31/28[2]		25,000	26,665
TriMas Corp. 4.125%, due 04/15/29[2]		150,000	133,548
			3,411,806
Pharmaceuticals—2.3%
Bausch Health Americas, Inc. 8.500%, due 01/31/27[2]		275,000	151,250
9.250%, due 04/01/26[2]		25,000	23,315
Bausch Health Cos., Inc. 5.000%, due 01/30/28[2]		75,000	32,646
5.250%, due 01/30/30[2]		125,000	50,719
5.250%, due 02/15/31[2]		125,000	52,500
5.500%, due 11/01/25[2]		150,000	137,849
5.750%, due 08/15/27[2]		50,000	29,867
6.125%, due 02/01/27[2]		100,000	63,276
7.000%, due 01/15/28[2]		75,000	32,625
7.250%, due 05/30/29[2]		125,000	52,598
9.000%, due 12/15/25[2]		175,000	165,167
BellRing Brands, Inc. 7.000%, due 03/15/30[2]		175,000	179,169
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 0.000%, due 07/31/27[2,10]		215,000	16,734
0.000%, due 06/30/28[2,10]		129,000	8,385
Endo Luxembourg Finance Co. I SARL/Endo U.S., Inc. 0.000%, due 04/01/29[2,10]		125,000	82,088
Grifols SA 1.625%, due 02/15/25[3]	EUR	100,000	104,828
3.200%, due 05/01/25[3]		100,000	102,916
Gruenenthal GmbH 3.625%, due 11/15/26[3]		100,000	105,983
6.750%, due 05/15/30[2]		100,000	114,960
Herbalife Nutrition Ltd./HLF Financing, Inc. 7.875%, due 09/01/25[2]		200,000	198,514
	Face amount[1]		Value
Corporate bonds—(continued)
Pharmaceuticals—(concluded)
HLF Financing SARL LLC/Herbalife International, Inc. 4.875%, due 06/01/29[2]		25,000	$19,531
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 14.750%, due 11/14/28[2]		24,504	26,592
Nidda BondCo GmbH 5.000%, due 09/30/25[3]	EUR	100,000	106,719
Nidda Healthcare Holding GmbH 7.500%, due 08/21/26[3]		250,000	279,631
Organon & Co./Organon Foreign Debt Co.-Issuer BV 2.875%, due 04/30/28[2]		105,000	105,496
4.125%, due 04/30/28[2]		200,000	182,990
5.125%, due 04/30/31[2]		200,000	171,825
Owens & Minor, Inc. 4.500%, due 03/31/29[2]		125,000	109,696
6.625%, due 04/01/30[2]		100,000	95,265
P&L Development LLC/PLD Finance Corp. 7.750%, due 11/15/25[2]		125,000	102,039
Par Pharmaceutical, Inc. 0.000%, due 04/01/27[2,10]		198,000	130,636
Prestige Brands, Inc. 3.750%, due 04/01/31[2]		25,000	21,680
5.125%, due 01/15/28[2]		100,000	97,882
Teva Pharmaceutical Finance Netherlands II BV
4.375%, due 05/09/30	EUR	125,000	126,616
4.500%, due 03/01/25		275,000	295,332
7.375%, due 09/15/29		150,000	175,432
7.875%, due 09/15/31		200,000	243,510
Teva Pharmaceutical Finance Netherlands III BV
3.150%, due 10/01/26		200,000	186,000
4.100%, due 10/01/46		200,000	132,750
4.750%, due 05/09/27		200,000	192,006
			4,507,017
Pipelines—3.9%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375%, due 06/15/29[2]		25,000	24,002
5.750%, due 03/01/27[2]		150,000	148,885
6.625%, due 02/01/32[2]		75,000	74,541
7.875%, due 05/15/26[2]		125,000	127,902
Blue Racer Midstream LLC/Blue Racer Finance Corp.
7.625%, due 12/15/25[2]		100,000	100,967
CQP Holdco LP/BIP-V Chinook Holdco LLC
5.500%, due 06/15/31[2]		250,000	233,237
Delek Logistics Partners LP/Delek Logistics Finance Corp. 6.750%, due 05/15/25		75,000	74,195
7.125%, due 06/01/28[2]		100,000	95,283

PACE High Yield Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Pipelines—(continued)
DT Midstream, Inc. 4.375%, due 06/15/31[2]	75,000	$67,183
Energy Transfer LP 6.000%, due 02/01/29[2]	100,000	100,487
7.375%, due 02/01/31[2]	75,000	78,836
(fixed, converts to FRN on 05/15/29), 8.000%, due 05/15/546	25,000	25,871
EnLink Midstream LLC 5.375%, due 06/01/29	150,000	146,156
5.625%, due 01/15/28[2]	25,000	24,710
6.500%, due 09/01/30[2]	50,000	51,023
EnLink Midstream Partners LP 5.050%, due 04/01/45	75,000	60,957
5.450%, due 06/01/47	125,000	108,661
5.600%, due 04/01/44	150,000	133,132
EQM Midstream Partners LP 4.500%, due 01/15/29[2]	225,000	211,677
4.750%, due 01/15/31[2]	300,000	279,665
5.500%, due 07/15/28	100,000	99,089
6.500%, due 07/01/27[2]	25,000	25,305
6.500%, due 07/15/48	25,000	25,799
7.500%, due 06/01/27[2]	75,000	77,167
7.500%, due 06/01/30[2]	75,000	80,440
Galaxy Pipeline Assets Bidco Ltd. 1.750%, due 09/30/27[3]	129,320	121,035
Genesis Energy LP/Genesis Energy Finance Corp. 7.750%, due 02/01/28	25,000	25,067
8.000%, due 01/15/27	50,000	50,589
8.875%, due 04/15/30	50,000	52,311
Harvest Midstream I LP 7.500%, due 09/01/28[2]	200,000	202,021
Hess Midstream Operations LP 5.125%, due 06/15/28[2]	225,000	218,267
5.500%, due 10/15/30[2]	50,000	48,875
Howard Midstream Energy Partners LLC 6.750%, due 01/15/27[2]	100,000	99,575
8.875%, due 07/15/28[2]	100,000	105,027
ITT Holdings LLC 6.500%, due 08/01/29[2]	150,000	131,206
Kinetik Holdings LP 5.875%, due 06/15/30[2]	125,000	122,782
Martin Midstream Partners LP/Martin Midstream Finance Corp.
11.500%, due 02/15/28[2]	150,000	154,277
New Fortress Energy, Inc. 6.500%, due 09/30/26[2]	25,000	24,221
6.750%, due 09/15/25[2]	75,000	74,104
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.500%, due 02/01/26[2]	275,000	279,896
8.125%, due 02/15/29[2]	200,000	201,006
8.375%, due 02/15/32[2]	100,000	100,737
NuStar Logistics LP 6.375%, due 10/01/30	125,000	125,625
	Face amount[1]		Value
Corporate bonds—(continued)
Pipelines—(concluded)
Plains All American Pipeline LP Series B, 3 mo. USD Term SOFR + 4.372%, 9.751%, due 03/04/24[6,8]		250,000	$247,195
Rockies Express Pipeline LLC 3.600%, due 05/15/25[2]		25,000	24,260
4.800%, due 05/15/30[2]		50,000	46,687
4.950%, due 07/15/29[2]		25,000	23,901
6.875%, due 04/15/40[2]		100,000	99,096
7.500%, due 07/15/38[2]		25,000	25,125
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 6.000%, due 12/31/30[2]		125,000	116,189
6.000%, due 09/01/31[2]		100,000	92,109
7.375%, due 02/15/29[2]		75,000	74,814
Transportadora de Gas del Sur SA
6.750%, due 05/02/25[2]		600,000	574,800
Venture Global Calcasieu Pass LLC 3.875%, due 11/01/33[2]		225,000	190,557
4.125%, due 08/15/31[2]		25,000	22,108
6.250%, due 01/15/30[2]		100,000	100,079
Venture Global LNG, Inc. 8.125%, due 06/01/28[2]		300,000	303,207
8.375%, due 06/01/31[2]		225,000	227,213
9.500%, due 02/01/29[2]		200,000	212,408
9.875%, due 02/01/32[2]		250,000	262,907
Western Midstream Operating LP 4.500%, due 03/01/28		25,000	24,255
5.300%, due 03/01/48		75,000	65,753
5.450%, due 04/01/44		10,000	9,070
5.500%, due 08/15/48		75,000	66,401
			7,419,925
Real estate—1.2%
Alpha Star Holding VIII Ltd. 8.375%, due 04/12/27[3]		200,000	204,750
Anywhere Real Estate Group LLC/Anywhere Co.-Issuer Corp. 7.000%, due 04/15/30[2]		169,400	153,095
Canary Wharf Group Investment Holdings PLC 2.625%, due 04/23/25[3]	GBP	100,000	117,216
Greystar Real Estate Partners LLC 7.750%, due 09/01/30[2]		75,000	78,830
Howard Hughes Corp. 4.125%, due 02/01/29[2]		125,000	112,731
5.375%, due 08/01/28[2]		250,000	239,503
Kennedy-Wilson, Inc. 4.750%, due 02/01/30		50,000	40,606
Longfor Group Holdings Ltd. 3.850%, due 01/13/32[3]		200,000	80,882
MAF Global Securities Ltd. (fixed, converts to FRN on 03/20/26), 6.375%, due 03/20/26[3,6,8]		200,000	196,875
Newmark Group, Inc. 7.500%, due 01/12/29[2]		25,000	25,525

PACE High Yield Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Real estate—(concluded)
Pakuwon Jati Tbk. PT 4.875%, due 04/29/28[3]		200,000	$185,750
Peach Property Finance GmbH 4.375%, due 11/15/25[3]	EUR	100,000	86,996
PHM Group Holding OY 4.750%, due 06/18/26[3]		250,000	248,966
Realogy Group LLC/Realogy Co.-Issuer Corp.
5.750%, due 01/15/29[2]		75,000	55,708
Ronshine China Holdings Ltd. 0.000%, due 06/09/23[3,10]		50,000	750
Samhallsbyggnadsbolaget i Norden AB 2.375%, due 09/04/26[3]	EUR	100,000	82,880
Signa Development Finance SCS 0.000%, due 07/23/26[3,10]		100,000	6,790
0.000%, due 07/23/26[2,10]		200,000	13,580
Vivion Investments SARL 3.000%, due 08/08/24[3]		100,000	102,682
Yanlord Land HK Co. Ltd. 5.125%, due 05/20/26[3]		400,000	276,250
			2,310,365
Real estate investment trusts—2.3%
Blackstone Mortgage Trust, Inc. 3.750%, due 01/15/27[2]		225,000	198,372
Diversified Healthcare Trust 9.750%, due 06/15/25		100,000	99,542
HAT Holdings I LLC/HAT Holdings II LLC 3.750%, due 09/15/30[2]		25,000	20,656
6.000%, due 04/15/25[2]		50,000	49,569
8.000%, due 06/15/27[2]		125,000	129,452
Iron Mountain Information Management Services, Inc. 5.000%, due 07/15/32[2]		375,000	338,198
Iron Mountain U.K. PLC 3.875%, due 11/15/25[2]	GBP	100,000	122,926
Iron Mountain, Inc. 4.500%, due 02/15/31[2]		225,000	201,745
4.875%, due 09/15/27[2]		125,000	120,789
4.875%, due 09/15/29[2]		75,000	70,084
5.000%, due 07/15/28[2]		50,000	47,834
5.250%, due 07/15/30[2]		250,000	235,801
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 4.250%, due 02/01/27[2]		25,000	23,139
4.750%, due 06/15/29[2]		50,000	44,756
MPT Operating Partnership LP/MPT Finance Corp. 3.375%, due 04/24/30	GBP	250,000	183,359
3.500%, due 03/15/31		250,000	153,260
4.625%, due 08/01/29		50,000	33,808
5.000%, due 10/15/27		200,000	151,378
5.250%, due 08/01/26		50,000	42,299
Office Properties Income Trust 4.250%, due 05/15/24		25,000	24,573
	Face amount[1]	Value
Corporate bonds—(continued)
Real estate investment trusts—(concluded)
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer 4.875%, due 05/15/29[2]	125,000	$114,531
5.875%, due 10/01/28[2]	50,000	48,625
7.500%, due 06/01/25[2]	150,000	150,375
RHP Hotel Properties LP/RHP Finance Corp. 4.500%, due 02/15/29[2]	100,000	92,961
7.250%, due 07/15/28[2]	50,000	51,540
RLJ Lodging Trust LP 3.750%, due 07/01/26[2]	200,000	189,000
4.000%, due 09/15/29[2]	200,000	177,006
SBA Communications Corp. 3.875%, due 02/15/27	50,000	47,716
Service Properties Trust 4.375%, due 02/15/30	50,000	38,725
4.750%, due 10/01/26	125,000	115,969
4.950%, due 02/15/27	50,000	45,749
4.950%, due 10/01/29	75,000	62,331
5.250%, due 02/15/26	150,000	145,175
7.500%, due 09/15/25	25,000	25,377
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC 4.750%, due 04/15/28[2]	125,000	106,532
6.500%, due 02/15/29[2]	75,000	52,904
10.500%, due 02/15/28[2]	250,000	254,488
VICI Properties LP/VICI Note Co., Inc. 4.125%, due 08/15/30[2]	125,000	113,758
4.625%, due 12/01/29[2]	200,000	189,264
XHR LP 4.875%, due 06/01/29[2]	75,000	69,173
6.375%, due 08/15/25[2]	125,000	125,041
		4,507,780
Retail—4.4%
1011778 BC ULC/New Red Finance, Inc. 3.875%, due 01/15/28[2]	25,000	23,527
4.000%, due 10/15/30[2]	500,000	446,895
4.375%, due 01/15/28[2]	50,000	47,556
Abercrombie & Fitch Management Co. 8.750%, due 07/15/25[2]	125,000	126,950
Arcos Dorados Holdings, Inc. 5.875%, due 04/04/27[3]	200,000	197,938
Arko Corp. 5.125%, due 11/15/29[2]	50,000	44,066
Asbury Automotive Group, Inc. 4.500%, due 03/01/28	15,000	14,102
4.625%, due 11/15/29[2]	50,000	46,064
4.750%, due 03/01/30	25,000	23,133
5.000%, due 02/15/32[2]	25,000	22,595
Bath & Body Works, Inc. 6.625%, due 10/01/30[2]	175,000	177,301
6.750%, due 07/01/36	375,000	369,475
BCPE Ulysses Intermediate, Inc. 7.750% Cash or 8.500% PIK, 7.750%, due 04/01/27[2,7]	100,000	94,977

PACE High Yield Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Retail—(continued)
Beacon Roofing Supply, Inc. 4.125%, due 05/15/29[2]		125,000	$113,132
4.500%, due 11/15/26[2]		175,000	169,263
6.500%, due 08/01/30[2]		100,000	101,465
Carrols Restaurant Group, Inc. 5.875%, due 07/01/29[2]		50,000	51,200
CEC Entertainment LLC 6.750%, due 05/01/26[2]		50,000	49,671
Douglas GmbH 6.000%, due 04/08/26[3]	EUR	250,000	267,811
Dufry One BV 2.000%, due 02/15/27[3]		200,000	201,992
Eroski S Coop 10.625%, due 04/30/29[2]		250,000	286,787
Evergreen Acqco 1 LP/TVI, Inc. 9.750%, due 04/26/28[2]		45,000	48,322
Ferrellgas LP/Ferrellgas Finance Corp. 5.375%, due 04/01/26[2]		200,000	197,043
5.875%, due 04/01/29[2]		225,000	220,496
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc. 6.750%, due 01/15/30[2]		200,000	179,809
FirstCash, Inc. 4.625%, due 09/01/28[2]		125,000	116,844
5.625%, due 01/01/30[2]		75,000	71,483
Foundation Building Materials, Inc. 6.000%, due 03/01/29[2]		100,000	87,875
Gap, Inc. 3.625%, due 10/01/29[2]		25,000	21,411
3.875%, due 10/01/31[2]		25,000	20,622
Global Auto Holdings Ltd./AAG FH U.K. Ltd. 8.750%, due 01/15/32[2]		200,000	187,394
IRB Holding Corp. 7.000%, due 06/15/25[2]		50,000	49,691
Ken Garff Automotive LLC 4.875%, due 09/15/28[2]		75,000	70,130
Kirk Beauty SUN GmbH 8.250% Cash or 9.000% PIK, 8.250%, due 10/01/26[3,7]	EUR	238,702	255,350
Kohl's Corp. 4.625%, due 05/01/31		25,000	20,000
5.550%, due 07/17/45		25,000	16,834
LBM Acquisition LLC 6.250%, due 01/15/29[2]		150,000	136,125
LCM Investments Holdings II LLC 4.875%, due 05/01/29[2]		200,000	180,240
8.250%, due 08/01/31[2]		75,000	76,976
Lithia Motors, Inc. 3.875%, due 06/01/29[2]		200,000	179,500
4.625%, due 12/15/27[2]		150,000	143,704
LSF9 Atlantis Holdings LLC/Victra Finance Corp. 7.750%, due 02/15/26[2]		25,000	24,101
Macy's Retail Holdings LLC 4.500%, due 12/15/34		50,000	41,934
5.125%, due 01/15/42		150,000	118,866
	Face amount[1]		Value
Corporate bonds—(continued)
Retail—(concluded)
5.875%, due 04/01/29[2]		100,000	$97,000
5.875%, due 03/15/30[2]		25,000	23,706
6.375%, due 03/15/37		75,000	66,705
Marks & Spencer PLC 4.500%, due 07/10/27[3]	GBP	125,000	151,648
Maxeda DIY Holding BV 5.875%, due 10/01/26[3]	EUR	200,000	174,533
Michaels Cos., Inc. 7.875%, due 05/01/29[2]		75,000	47,970
Murphy Oil USA, Inc. 3.750%, due 02/15/31[2]		25,000	21,564
4.750%, due 09/15/29		75,000	71,040
5.625%, due 05/01/27		25,000	24,971
Nordstrom, Inc. 4.375%, due 04/01/30		50,000	43,384
Patrick Industries, Inc. 4.750%, due 05/01/29[2]		100,000	92,132
7.500%, due 10/15/27[2]		100,000	100,500
Punch Finance PLC 6.125%, due 06/30/26[2]	GBP	125,000	152,277
6.125%, due 06/30/26[3]		100,000	121,822
QVC, Inc. 4.450%, due 02/15/25		100,000	96,794
Raising Cane's Restaurants LLC 9.375%, due 05/01/29[2]		50,000	53,575
Rite Aid Corp. 8.000%, due 11/15/26[2,10]		103,000	78,121
Sizzling Platter LLC/Sizzling Platter Finance Corp. 8.500%, due 11/28/25[2]		250,000	249,375
Sonic Automotive, Inc. 4.625%, due 11/15/29[2]		75,000	67,936
4.875%, due 11/15/31[2]		75,000	65,094
Specialty Building Products Holdings LLC/SBP Finance Corp. 6.375%, due 09/30/26[2]		75,000	73,727
Staples, Inc. 7.500%, due 04/15/26[2]		275,000	257,413
10.750%, due 04/15/27[2]		250,000	193,750
Stonegate Pub Co. Financing 2019 PLC 8.000%, due 07/13/25[3]	GBP	325,000	397,457
Suburban Propane Partners LP/Suburban Energy Finance Corp. 5.000%, due 06/01/31[2]		75,000	67,411
Superior Plus LP/Superior General Partner, Inc. 4.500%, due 03/15/29[2]		125,000	113,289
Victoria's Secret & Co. 4.625%, due 07/15/29[2]		50,000	42,274
Yum! Brands, Inc. 4.750%, due 01/15/30[2]		25,000	24,004
5.375%, due 04/01/32		225,000	218,822
			8,528,944

PACE High Yield Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Savings & loans—0.0%†
Washington Mutual, Inc. 0.000%, due 09/21/49[4,10,11]		500,000	$5,313
Semiconductors—0.2%
Amkor Technology, Inc. 6.625%, due 09/15/27[2]		50,000	50,379
ON Semiconductor Corp. 3.875%, due 09/01/28[2]		175,000	159,917
Synaptics, Inc. 4.000%, due 06/15/29[2]		125,000	110,842
			321,138
Software—1.9%
Alteryx, Inc. 8.750%, due 03/15/28[2]		50,000	53,541
AthenaHealth Group, Inc. 6.500%, due 02/15/30[2]		300,000	267,979
Boxer Parent Co., Inc. 6.500%, due 10/02/25[3]	EUR	200,000	216,140
6.500%, due 10/02/25[2]		150,000	162,105
7.125%, due 10/02/25[2]		75,000	75,133
Camelot Finance SA 4.500%, due 11/01/26[2]		100,000	96,417
Castle U.S. Holding Corp. 9.500%, due 02/15/28[2]		225,000	110,812
Cloud Software Group, Inc. 6.500%, due 03/31/29[2]		300,000	280,120
9.000%, due 09/30/29[2]		450,000	425,905
Dun & Bradstreet Corp. 5.000%, due 12/15/29[2]		50,000	46,482
Elastic NV 4.125%, due 07/15/29[2]		75,000	68,047
Fair Isaac Corp. 4.000%, due 06/15/28[2]		50,000	46,563
MSCI, Inc. 3.250%, due 08/15/33[2]		50,000	41,816
3.625%, due 09/01/30[2]		50,000	44,898
3.625%, due 11/01/31[2]		150,000	131,709
4.000%, due 11/15/29[2]		150,000	139,354
Open Text Corp. 3.875%, due 02/15/28[2]		100,000	92,885
3.875%, due 12/01/29[2]		150,000	135,282
6.900%, due 12/01/27[2]		50,000	51,869
Open Text Holdings, Inc. 4.125%, due 02/15/30[2]		125,000	113,138
4.125%, due 12/01/31[2]		275,000	244,220
Playtika Holding Corp. 4.250%, due 03/15/29[2]		125,000	107,351
Rocket Software, Inc. 6.500%, due 02/15/29[2]		25,000	21,441
SS&C Technologies, Inc. 5.500%, due 09/30/27[2]		250,000	245,410
Twilio, Inc. 3.875%, due 03/15/31		100,000	88,153
UKG, Inc. 6.875%, due 02/01/31[2]		175,000	176,969
	Face amount[1]		Value
Corporate bonds—(continued)
Software—(concluded)
Veritas U.S., Inc./Veritas Bermuda Ltd. 7.500%, due 09/01/25[2]		125,000	$106,818
			3,590,557
Telecommunications—4.9%
Altice France Holding SA 4.000%, due 02/15/28[3]	EUR	100,000	45,930
6.000%, due 02/15/28[2]		400,000	178,569
8.000%, due 05/15/27[3]	EUR	275,000	155,481
10.500%, due 05/15/27[2]		400,000	229,856
Altice France SA 3.375%, due 01/15/28[3]	EUR	400,000	333,642
4.125%, due 01/15/29[3]		200,000	164,316
5.125%, due 07/15/29[2]		375,000	274,161
5.500%, due 10/15/29[2]		200,000	147,353
Ciena Corp. 4.000%, due 01/31/30[2]		50,000	46,066
CommScope Technologies LLC 6.000%, due 06/15/25[2]		86,000	68,370
CommScope, Inc. 6.000%, due 03/01/26[2]		75,000	64,964
7.125%, due 07/01/28[2]		75,000	32,250
8.250%, due 03/01/27[2]		25,000	10,957
CT Trust 5.125%, due 02/03/32[3]		200,000	174,000
Digicel Group Holdings Ltd. Series 3A, 0.000%, due 12/31/30[2,4,5,11]		14,842	7,421
Series 1B, 0.000%, due 12/31/30[2,4,5,11]		63,060	3,153
Series 3A, 0.000%, due 12/31/30[2,4,5,11]		471	235
Series 3B, 0.000%, due 12/31/30[2,4,5,11]		46,129	461
eircom Finance DAC 3.500%, due 05/15/26[3]	EUR	225,000	235,559
Embarq Corp. 7.995%, due 06/01/36		125,000	74,134
Frontier Communications Holdings LLC 5.000%, due 05/01/28[2]		150,000	138,431
5.875%, due 10/15/27[2]		75,000	72,137
5.875%, due 11/01/29		67,911	57,547
6.000%, due 01/15/30[2]		100,000	84,797
6.750%, due 05/01/29[2]		350,000	310,179
8.625%, due 03/15/31[2]		150,000	152,209
8.750%, due 05/15/30[2]		100,000	102,439
GoTo Group, Inc. 5.500%, due 09/01/27[2]		150,000	61,731
Hughes Satellite Systems Corp. 6.625%, due 08/01/26		125,000	85,469
Iliad Holding SASU 6.500%, due 10/15/26[2]		200,000	196,051
Level 3 Financing, Inc. 3.625%, due 01/15/29[2]		50,000	14,750
3.750%, due 07/15/29[2]		150,000	42,750
4.250%, due 07/01/28[2]		275,000	92,125

PACE High Yield Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Telecommunications—(continued)
4.625%, due 09/15/27[2]		50,000	$26,000
10.500%, due 05/15/30[2]		96,000	95,520
Liberty Costa Rica Senior Secured Finance 10.875%, due 01/15/31[2]		200,000	204,562
Liquid Telecommunications Financing PLC 5.500%, due 09/04/26[3]		200,000	124,875
Lorca Telecom Bondco SA 4.000%, due 09/18/27[2]	EUR	225,000	236,218
Lumen Technologies, Inc. 4.000%, due 02/15/27[2]		50,000	26,063
Network i2i Ltd. (fixed, converts to FRN on 04/15/25), 5.650%, due 01/15/25[3,6,8]		300,000	296,437
Nokia of America Corp. 6.450%, due 03/15/29		200,000	192,000
PPF Telecom Group BV 3.250%, due 09/29/27[3]	EUR	225,000	235,769
SoftBank Group Corp. 3.125%, due 09/19/25[3]		475,000	499,372
4.500%, due 04/20/25[3]		250,000	269,154
Telecom Italia Capital SA 6.000%, due 09/30/34		200,000	187,474
6.375%, due 11/15/33		75,000	72,693
7.200%, due 07/18/36		50,000	50,202
Telecom Italia SpA 1.625%, due 01/18/29[3]	EUR	425,000	392,635
2.375%, due 10/12/27[3]		100,000	100,829
3.625%, due 05/25/26[3]		200,000	212,656
Series 8, 5.250%, due 03/17/55		100,000	100,258
7.875%, due 07/31/28[3]		200,000	237,916
Telecommunications Services of Trinidad & Tobago Ltd. 8.875%, due 10/18/29[3]		400,000	365,000
Telesat Canada/Telesat LLC 4.875%, due 06/01/27[2]		50,000	29,500
5.625%, due 12/06/26[2]		125,000	75,625
6.500%, due 10/15/27[2]		75,000	33,750
TMNL Holding BV 3.750%, due 01/15/29[3]	EUR	175,000	177,775
Turkcell Iletisim Hizmetleri AS 5.800%, due 04/11/28[3]		400,000	379,625
Viasat, Inc. 6.500%, due 07/15/28[2]		25,000	19,295
7.500%, due 05/30/31[2]		50,000	37,063
Vmed O2 U.K. Financing I PLC 4.250%, due 01/31/31[2]		200,000	174,929
4.750%, due 07/15/31[2]		200,000	179,242
Vodafone Group PLC (fixed, converts to FRN on 08/27/26), 2.625%, due 08/27/80[3,6]	EUR	225,000	231,608
(fixed, converts to FRN on 08/27/30), 3.000%, due 08/27/80[3,6]		100,000	96,723
(fixed, converts to FRN on 10/03/28), 4.200%, due 10/03/78[3,6]		125,000	131,879
	Face amount[1]		Value
Corporate bonds—(concluded)
Telecommunications—(concluded)
(fixed, converts to FRN on 04/04/29), 7.000%, due 04/04/79[6]		175,000	$180,847
Zayo Group Holdings, Inc. 4.000%, due 03/01/27[2]		150,000	114,065
			9,445,052
Toys/Games/Hobbies—0.1%
Mattel, Inc. 5.450%, due 11/01/41		25,000	22,462
5.875%, due 12/15/27[2]		100,000	100,367
6.200%, due 10/01/40		25,000	24,701
			147,530
Transportation—0.8%
Cargo Aircraft Management, Inc. 4.750%, due 02/01/28[2]		25,000	22,813
First Student Bidco, Inc./First Transit Parent, Inc. 4.000%, due 07/31/29[2]		50,000	44,012
Rand Parent LLC 8.500%, due 02/15/30[2]		175,000	173,261
Rumo Luxembourg SARL 4.200%, due 01/18/32[3]		200,000	167,300
5.250%, due 01/10/28[3]		200,000	191,062
Seaspan Corp. 5.500%, due 08/01/29[2]		175,000	148,979
Transnet SOC Ltd. 8.250%, due 02/06/28[3]		200,000	201,020
XPO, Inc. 6.250%, due 06/01/28[2]		50,000	50,060
7.125%, due 06/01/31[2]		50,000	51,204
7.125%, due 02/01/32[2]		50,000	50,969
Zenith Finco PLC 6.500%, due 06/30/27[2]	GBP	275,000	272,272
6.500%, due 06/30/27[3]		100,000	99,008
			1,471,960
Trucking & leasing—0.2%
Fly Leasing Ltd. 7.000%, due 10/15/24[2]		125,000	119,259
Fortress Transportation & Infrastructure Investors LLC 5.500%, due 05/01/28[2]		75,000	72,673
6.500%, due 10/01/25[2]		128,000	127,829
7.875%, due 12/01/30[2]		25,000	26,370
9.750%, due 08/01/27[2]		25,000	25,931
			372,062
Water—0.1%
Solaris Midstream Holdings LLC 7.625%, due 04/01/26[2]		175,000	175,284
Total corporate bonds (cost—$199,632,034)			183,847,344

PACE High Yield Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Face amount[1]		Value
Loan assignments—0.9%
Aerospace & defense—0.0%†
TransDigm, Inc. 3 mo. USD Term SOFR + 3.250%, 8.598%, due 02/14/31[6]		25,000	$25,021
Chemicals—0.0%†
Consolidated Energy Finance SA Term Loan B, 1 mo. USD Term SOFR + 2.500%, 7.933%, due 05/07/25[6]		40,150	39,748
Commercial services—0.0%†
GTCR W Merger Sub LLC 0.000%, due 09/20/30[6,12]		50,000	49,948
Computer—0.1%
Diebold Nixdorf, Inc. 1 mo. USD Term SOFR + 7.500%, 12.844%, due 08/11/28[6]		193,745	199,799
Diversified financial services—0.1%
Mulhacen Pte. Ltd. EUR 1st Lien Term Loan, 6 mo. EURIBOR + 10.000%, 10.000%, due 08/01/26[6]	EUR	117,790	79,560
EUR 2nd Lien Term Loan, 6 mo. EURIBOR + 8.000%, 8.000%, due 12/01/26[6]		249,188	119,837
			199,397
Entertainment—0.2%
Allen Media LLC 2021 Term Loan B, 3 mo. USD Term SOFR + 5.500%, 10.998%, due 02/10/27[6]		71,304	63,609
Delta 2 Lux SARL 3 mo. USD Term SOFR + 2.250%, 7.598%, due 01/15/30[6]		25,000	24,963
Great Canadian Gaming Corp. 2021 Term Loan, 3 mo. USD Term SOFR + 4.000%, 9.633%, due 11/01/26[6]		98,500	98,541
Scientific Games Holdings LP 2022 USD Term Loan B, 3 mo. USD Term SOFR + 3.250%, 8.598%, due 04/04/29[6]		148,125	146,783
UFC Holdings LLC 2021 Term Loan B, 3 mo. USD Term SOFR + 2.750%, 8.336%, due 04/29/26[6]		62,475	62,403
			396,299
Food—0.1%
Northeast Grocery, Inc. 3 mo. USD Term SOFR + 7.500%, 12.833%, due 12/13/28[6]		225,000	223,126
Health care products—0.0%†
Avantor Funding, Inc. 2021 Term Loan B5, 1 mo. USD Term SOFR + 2.250%, 7.683%, due 11/08/27[6]		24,034	23,998
	Face amount[1]	Value
Loan assignments—(concluded)
Internet—0.1%
Endure Digital, Inc. Term Loan, 3 mo. USD Term SOFR + 3.500%, 9.422%, due 02/10/28[6]	73,125	$70,918
Media—0.0%†
Diamond Sports Group LLC 2022 2nd Lien Term Loan, 5.072%, due 08/24/26[6]	96,773	6,376
Mining—0.0%†
Arsenal AIC Parent LLC 1 mo. USD Term SOFR + 4.500%, 9.833%, due 08/18/30[6]	24,938	24,906
Pharmaceuticals—0.0%†
Mallinckrodt International Finance SA 1 mo. USD Term SOFR + 7.500%, 12.833%, due 11/14/28[6]	9,428	10,466
Software—0.1%
Athenahealth Group, Inc. 2022 Term Loan B, 1 mo. USD Term SOFR + 3.250%, 8.583%, due 02/15/29[6]	87,811	86,494
Cloud Software Group, Inc. 2022 USD Term Loan A, 3 mo. USD Term SOFR + 4.500%, 9.948%, due 09/29/28[6]	74,369	72,836
		159,330
Telecommunications—0.2%
Altice France SA 2023 USD Term Loan B14, 3 mo. USD Term SOFR + 5.500%, 10.814%, due 08/15/28[6]	161,667	146,679
Consolidated Communications, Inc. 2021 Term Loan B, 1 mo. USD Term SOFR + 3.500%, 8.947%, due 10/02/27[6]	150,000	141,251
		287,930
Total loan assignments (cost—$1,974,762)		1,717,262
Non-U.S. government agency obligations—0.2%
Nigeria—0.2%
Nigeria Government International Bonds 6.500%, due 11/28/27[3]	200,000	181,100
7.375%, due 09/28/33[3]	200,000	164,500
		345,600
Ukraine—0.0%†
Ukreximbank Via Biz Finance PLC 9.750%, due 01/22/25[3]	51,500	47,380
Total non-U.S. government agency obligations (cost—$402,905)		392,980

PACE High Yield Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Number of shares		Value
Preferred stocks—0.1%
Machinery—0.0%†
Selecta Group BV4Class A,	EUR	21,852	$10,627
Selecta Group BV4Class A,		43,703	21,254
Total Machinery (cost—$19,205)			31,881
Oil, gas & consumable fuels—0.1%
Global Partners LP8 Series B,		2,839	74,098
Total Oil, gas & consumable fuels (cost—$70,975)			74,098
Total preferred stocks (cost—$90,180)			105,979
	Face amount
Warrants—0.0%†
California Resources Corp. expires 10/27/24		201	2,740
Carlson Travel, Inc. expires 11/19/26		1,052	0
Carlson Travel, Inc. expires 11/19/28		1,108	0
Chalice Mining Ltd. expires 10/01/24		9	0
Chalice Mining Ltd. expires 10/01/25		9	4
Intelsat SA expires 02/17/27		1	0
Linx Synthetic expires 12/31/49	EUR	1	29,395
Total warrants (cost—$367,485)			32,139
	Number of shares
Common stocks—0.4%
Aerospace & defense—0.0%†
Evander Gold Mines Ltd.*,4,5		2,750	0
Chemicals—0.0%†
Cornerstone Cs*,5		1,205	4,217
Energy equipment & services—0.0%†
Nine Energy Service, Inc.*,13		750	1,808
Parker Drilling Co.*		1,153	10,953
			12,761
Financial services—0.1%
SPN*,4		1,482	114,114
Gas utilities—0.0%†
Ferrellgas Partners LP, Class B		364	61,698
	Number of shares		Value
Common stocks—(concluded)
IT services—0.1%
Carnelian Point Holdings LP4,5		140	$166,580
Leisure products—0.0%†
Codere New Topco SA*,4,5	EUR	4,367	0
Teide 10 S.L.*,4		5,444,137	36,772
			36,772
Media—0.0%†
iHeartMedia, Inc., Class A*		1,347	3,650
Metals & mining—0.0%†
Aleris International, Inc.*,4,5,9		795	15,900
Cloud Peak Energy, Inc.*,4,5		66	0
Petra Diamonds Ltd.*	GBP	54,100	37,023
			52,923
Oil, gas & consumable fuels—0.0%†
Summit Midstream Partners LP*		4,859	78,862
Paper & forest products—0.0%†
Hardwood Holdings LLC*,4		936	44,928
Pharmaceuticals—0.0%†
Mallinckrodt PLC*		459	17,327
Technology hardware, storage & peripherals—0.1%
Diebold Nixdorf, Inc.*		3,544	107,738
Wireless telecommunication services—0.1%
Intelsat SA*,4		5,083	146,772
Total common stocks (cost—$1,500,578)			848,342
Short-term investments—1.0%
Investment companies—1.0%
State Street Institutional U.S. Government Money Market Fund, 5.300%[14] (cost—$1,919,041)		1,919,041	1,919,041
Investment of cash collateral from securities loaned—0.0%†
Money market funds—0.0%†
State Street Navigator Securities Lending Government Money Market Portfolio, 5.296%[14] (cost—$2,041)		2,041	2,041
Total investments (cost—$205,889,026)—98.0%			188,865,128
Other assets in excess of liabilities—2.0%			3,800,773
Net assets—100.0%			$192,665,901

PACE High Yield Investments

Portfolio of investments—January 31, 2024 (unaudited)

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
SSB	EUR	35,179,876	USD	38,543,951	02/09/24	$514,041
SSB	GBP	4,311,688	USD	5,465,638	02/09/24	1,142
SSB	GBP	25,000	EUR	29,301	02/09/24	(9)
SSB	USD	366,055	EUR	334,472	02/09/24	(4,487)
Net unrealized appreciation (depreciation)						$510,687

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2024 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$183,664,124	$183,220	$183,847,344
Loan assignments	—	1,717,262	—	1,717,262
Non-U.S. government agency obligations	—	392,980	—	392,980
Common stocks	301,732	359,913	186,697	848,342
Preferred stocks	74,098	31,881	—	105,979
Warrants	2,740	4	29,395	32,139
Short-term investments	—	1,919,041	—	1,919,041
Investment of cash collateral from securities loaned	—	2,041	—	2,041
Forward foreign currency contracts	—	515,183	—	515,183
Total	$378,570	$188,602,429	$399,312	$189,380,311
Liabilities
Forward foreign currency contracts	$—	$(4,496)	$—	$(4,496)
Total	$—	$(4,496)	$—	$(4,496)

At January 31, 2024, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

*  Non-income producing security.

1  In U.S. dollars unless otherwise indicated.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registrations, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $107,974,842, represented 56.0% of the Portfolios net assets at period end.

3  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

4  Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

PACE High Yield Investments

Portfolio of investments—January 31, 2024 (unaudited)

5  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

6  Floating or variable rate securities. The rates disclosed are as of January 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

7  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

8  Perpetual investment. Date shown reflects the next call date.

9  This security is considered restricted. At period end, the value of restricted security was $35,709, represented 0.00% of the Fund's net assets. The table below provides further information.

Restricted security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net asset	Value at 01/31/24	Value as a percentage of net assets
Aleris International, Inc.	01/10/17	$13,981	0.0%	$15,900	0.0%
Appcion	08/23/18	650,000	0.0	6,500	0.0
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.	09/02/20	544,594	0.0	5,500	0.0
Codere New Holdco SA	12/01/21	141,227	0.0	7,809	0.0

10  Bond interest in default.

11  Zero coupon bond.

12  Position is unsettled. Contract rate was not determined at January 31, 2024 and does not take effect until settlement.

13  Security, or portion thereof, was on loan at the period end.

14  Rates shown reflect yield at January 31, 2024.

See accompanying notes to financial statements.

PACE Large Co Value Equity Investments

Performance (unaudited)

For the six-months ended January 31, 2024, the Portfolio's Class P shares returned 2.16% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 1000 Value Total Return index (the "benchmark") returned 2.54%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 138. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Investment Manager's comments (unaudited)2

The Portfolio was slightly negative relative to its benchmark during the reporting period. Sector allocation was a detractor to relative performance as the portfolio was overweight Consumer Discretionary, which posted the negative return during the period, and underweight Industrials, which outperformed the broader index. This was partially offset by an overweight to Financials, which posted the second-best return in the index. Stock selection was a tailwind. Selection within the Financials and Materials was particularly strong but partially offset by selection in Consumer Staples and Industrials.

Broadly, market sentiment rebounded as markets shifted their focus from financial tightening toward first rate cut. The Portfolio's value orientation versus the benchmark was beneficial but mostly offset by sector headwinds. The cash allocation was a headwind to the performance given the overall positive equity market.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Large Co Value Equity Investments

Investment Manager:

UBS Asset Management (Americas) LLC ("UBS AM")

Investment Subadvisors:

Artisan Partners Limited Partnership ("Artisan Partners")

Wellington Management Company LLP ("Wellington") Hotchkis and Wiley Capital Management LLC ("Hotchkis & Wiley") (added effective April 14, 2023)

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Mayoor Joshi, Edward Eccles, Christopher Andersen, CFA, Sofia Westerlund and Shu-Han Hsu

Wellington; Matthew C. Hand, CFA;

Artisan Partners: Daniel J. Okeefe and Michael J. McKinnon;

Hotchkis & Wiley: George H. Davis Jr., Scott McBride and Judd Peters (since April 2023)

Objective:

Capital appreciation and dividend income

Investment process:

The main strategies of the current subadvisors include:

• A "select equity income" strategy in which the subadvisor invests in quality large cap dividend-paying companies, with an emphasis on companies with solid balance sheets and below-market valuations.

• A "select equity" strategy in which the subadvisor

(continued on next page)

PACE Large Co Value Equity Investments

Investment process (concluded)

employs a fundamental investment process to construct a focused portfolio of securities of undervalued US companies across a broad capitalization range.

• A "diversified value" strategy in which the subadvisor seeks to invest in equity securities of large capitalization companies that it considers to be undervalued.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation and dividend income and who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Large Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/24	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	2.05%	6.57%	8.46%	7.92%
Class Y2	2.17	6.84	8.73	8.19
Class P3	2.16	6.81	8.72	8.18
After deducting maximum sales charge
Class A1	(3.58)	0.69	7.24	7.31
Russell 1000 Value Total Return[4]	2.54	6.08	9.28	8.80

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 28, 2023 were as follows: Class A—1.13% and 1.13%; Class Y—0.87% and 0.87%; and Class P—0.89% and 0.89%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) LLC ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2024 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.14%; Class Y—0.89%; and Class P—0.89%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 1000 Value Total Return measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Total Return is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

PACE Large Co Value Equity Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of January 31, 2024

Top ten equity holdings
Merck & Co., Inc.	2.7%
JPMorgan Chase & Co.	2.5
Elevance Health, Inc.	2.3
UnitedHealth Group, Inc.	2.3
Unilever PLC, ADR	2.2
Rio Tinto PLC, ADR	2.2
American Express Co.	2.2
Gilead Sciences, Inc.	2.1
Berkshire Hathaway, Inc., Class B	2.1
Total	22.7%
Top five issuer breakdown by country or territory of origin
United States	86.8%
United Kingdom	2.3
China	2.2
Australia	2.2
Germany	1.9
Total	95.4%
Sector
Financials	25.0%
Health Care	14.7
Information Technology	8.7
Consumer Staples	8.7
Industrials	8.0
Consumer Discretionary	6.3
Energy	5.7
Materials	5.6
Utilities	4.9
Communication Services	4.2
Real Estate	3.7
Total Long-Term Investments	95.5%

1  The portfolio is actively managed and its composition will vary over time.

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Number of shares	Value
Common stocks—95.5%
Aerospace & defense—2.3%
Boeing Co.*	4,400	$928,576
General Dynamics Corp.	60,337	15,988,702
RTX Corp.	11,400	1,038,768
		17,956,046
Air freight & logistics—1.5%
FedEx Corp.	5,700	1,375,353
United Parcel Service, Inc., Class B	72,647	10,308,609
		11,683,962
Automobile components—0.3%
Adient PLC*	7,900	274,209
Aptiv PLC*	7,200	585,576
BorgWarner, Inc.	11,600	393,240
Magna International, Inc.[1]	25,000	1,421,250
		2,674,275
Automobiles—1.6%
General Motors Co.	60,700	2,355,160
Harley-Davidson, Inc.	317,995	10,318,938
		12,674,098
Banks—6.8%
Bank of America Corp.	18,800	639,388
Citigroup, Inc.	229,928	12,915,056
Citizens Financial Group, Inc.	54,500	1,782,150
First Citizens BancShares, Inc., Class A	270	407,700
JPMorgan Chase & Co.	112,760	19,660,833
M&T Bank Corp.	88,917	12,279,438
U.S. Bancorp	49,400	2,052,076
Wells Fargo & Co.	60,700	3,045,926
		52,782,567
Biotechnology—2.1%
Gilead Sciences, Inc.	211,095	16,520,295
Broadline retail—1.1%
Alibaba Group Holding Ltd., ADR	121,468	8,766,346
Building products—1.4%
Johnson Controls International PLC	206,933	10,903,300
Capital markets—6.9%
ARES Management Corp., Class A	99,863	12,131,357
Bank of New York Mellon Corp.	278,299	15,434,463
Charles Schwab Corp.	162,015	10,193,984
Goldman Sachs Group, Inc.	4,040	1,551,400
Raymond James Financial, Inc.	120,574	13,284,843
State Street Corp.	15,500	1,144,985
		53,741,032
Chemicals—1.6%
Axalta Coating Systems Ltd.*	346,864	11,245,331
Olin Corp.	19,400	1,010,158
		12,255,489
	Number of shares	Value
Common stocks—(continued)
Communications equipment—2.2%
Cisco Systems, Inc.	238,763	$11,981,127
F5, Inc.*	13,400	2,461,580
Telefonaktiebolaget LM Ericsson, ADR[1]	441,100	2,430,461
		16,873,168
Construction & engineering—0.0%†
Fluor Corp.*	8,000	301,680
Construction materials—1.9%
Heidelberg Materials AG	156,978	14,569,212
Consumer finance—2.2%
American Express Co.	83,339	16,729,471
Capital One Financial Corp.	3,200	433,024
Discover Financial Services	3,700	390,424
		17,552,919
Containers & packaging—0.0%†
International Paper Co.	6,300	225,729
Electric utilities—3.1%
American Electric Power Co., Inc.	134,830	10,535,616
Exelon Corp.	351,783	12,245,566
PPL Corp.	59,000	1,545,800
		24,326,982
Electrical equipment—1.5%
Emerson Electric Co.	125,954	11,553,760
Electronic equipment, instruments & components—2.0%
Corning, Inc.	451,555	14,671,022
TE Connectivity Ltd.	5,700	810,483
		15,481,505
Energy equipment & services—0.3%
Baker Hughes Co.	13,300	379,050
Halliburton Co.	15,500	552,575
NOV, Inc.	72,300	1,410,573
Schlumberger NV	6,300	306,810
		2,649,008
Entertainment—0.1%
Warner Bros Discovery, Inc.*	67,400	675,348
Financial services—2.4%
Berkshire Hathaway, Inc., Class B*	42,315	16,237,958
Corebridge Financial, Inc.	37,200	899,124
Fidelity National Information Services, Inc.	28,900	1,799,314
		18,936,396
Food products—2.9%
Archer-Daniels-Midland Co.	149,813	8,326,607
Danone SA	212,437	14,174,313
		22,500,920
Health care equipment & supplies—1.1%
DENTSPLY SIRONA, Inc.	136,453	4,741,742
GE HealthCare Technologies, Inc.	21,900	1,606,584

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Health care equipment & supplies—(concluded)
Medtronic PLC	19,400	$1,698,276
Zimmer Biomet Holdings, Inc.	3,800	477,280
		8,523,882
Health care providers & services—6.7%
Centene Corp.*	14,200	1,069,402
Cigna Group	2,500	752,375
CVS Health Corp.	21,500	1,598,955
Elevance Health, Inc.	36,993	18,253,826
HCA Healthcare, Inc.	3,100	945,190
Henry Schein, Inc.*	153,644	11,498,717
Humana, Inc.	1,000	378,060
UnitedHealth Group, Inc.	34,813	17,815,204
		52,311,729
Hotels, restaurants & leisure—2.2%
Aramark	336,482	9,784,897
Booking Holdings, Inc.*	120	420,896
Expedia Group, Inc.*	47,448	7,037,962
		17,243,755
Industrial conglomerates—0.2%
General Electric Co.	12,900	1,708,218
Insurance—6.7%
American International Group, Inc.	190,302	13,227,892
Hartford Financial Services Group, Inc.	20,900	1,817,464
Marsh & McLennan Cos., Inc.	40,697	7,888,706
MetLife, Inc.	206,212	14,294,616
Progressive Corp.	84,598	15,079,594
		52,308,272
Interactive media & services—3.7%
Alphabet, Inc., Class A*	109,214	15,300,881
Meta Platforms, Inc., Class A*	34,925	13,625,640
		28,926,521
IT services—0.1%
Cognizant Technology Solutions Corp., Class A	5,400	416,448
Machinery—0.4%
CNH Industrial NV	70,100	841,200
Cummins, Inc.	4,500	1,076,850
PACCAR, Inc.	5,900	592,301
Timken Co.	5,000	409,550
		2,919,901
Media—0.3%
Comcast Corp., Class A	38,200	1,777,828
Omnicom Group, Inc.	4,600	415,748
Paramount Global, Class B	19,100	278,669
		2,472,245
Metals & mining—2.1%
Rio Tinto PLC, ADR	242,502	16,798,113
Multi-utilities—1.8%
Sempra	191,300	13,689,428
	Number of shares	Value
Common stocks—(concluded)
Oil, gas & consumable fuels—5.4%
APA Corp.	77,500	$2,428,075
Cenovus Energy, Inc.	28,900	467,602
ConocoPhillips	118,740	13,283,444
EOG Resources, Inc.	110,562	12,580,850
Marathon Oil Corp.	70,700	1,615,495
Murphy Oil Corp.	8,200	317,340
Ovintiv, Inc.	19,000	805,980
Phillips 66	64,446	9,300,202
Shell PLC, ADR	22,400	1,409,184
		42,208,172
Passenger airlines—0.7%
Southwest Airlines Co.	180,467	5,394,159
Personal care products—3.8%
Kenvue, Inc.	603,421	12,527,020
Unilever PLC, ADR[1]	357,610	17,412,031
		29,939,051
Pharmaceuticals—4.8%
GSK PLC, ADR	9,800	386,512
Merck & Co., Inc.	174,458	21,071,037
Pfizer, Inc.	590,752	15,997,564
Sanofi SA, ADR	8,200	409,180
		37,864,293
Semiconductors & semiconductor equipment—2.3%
Lam Research Corp.	10,189	8,407,657
Micron Technology, Inc.	9,300	797,475
NXP Semiconductors NV	41,741	8,789,402
		17,994,534
Software—0.3%
Microsoft Corp.	1,980	787,208
Oracle Corp.	7,700	860,090
Workday, Inc., Class A*	1,400	407,498
		2,054,796
Specialized REITs—3.7%
Crown Castle, Inc.	116,411	12,601,491
Gaming & Leisure Properties, Inc.	354,129	16,165,989
		28,767,480
Specialty retail—1.1%
Tractor Supply Co.	36,995	8,309,077
Technology hardware, storage & peripherals—1.8%
Samsung Electronics Co. Ltd.	253,322	13,798,756
Tobacco—2.0%
Philip Morris International, Inc.	169,446	15,394,169
Wireless telecommunication services—0.1%
Vodafone Group PLC, ADR	66,000	567,600
Total common stocks (cost—$690,971,911)		745,214,636

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Number of shares	Value
Short term investments—4.2%
Investment companies—4.2%
State Street Institutional U.S. Government Money Market Fund, 5.300%[2] (cost—$33,011,223)	33,011,223	$33,011,223
Investment of cash collateral from securities loaned—0.2%
Money market funds—0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.296%[2] (cost—$1,730,976)	1,730,976	1,730,976
Total investments (cost—$725,714,110)—99.9%		779,956,835
Other assets in excess of liabilities—0.1%		803,364
Net assets—100.0%		$780,760,199

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2024 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$730,645,424	$14,569,212	$—	$745,214,636
Short-term investments	—	33,011,223	—	33,011,223
Investment of cash collateral from securities loaned	—	1,730,976	—	1,730,976
Total	$730,645,424	$49,311,411	$—	$779,956,835

At January 31, 2024, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Rates shown reflect yield at January 31, 2024.

See accompanying notes to financial statements.

PACE Large Co Growth Equity Investments

Performance (unaudited)

For the six-months ended January 31, 2024, the Portfolio's Class P shares gained 10.45% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 1000 Growth Total Return index (the "benchmark") returned 9.65%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 145. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Investment Manager's comments (unaudited)2

The Portfolio outperformed its benchmark during the reporting period. Stock selection in Technology and Consumer Discretionary was positive. The Portfolio outperformed despite more challenging stock selection in the Healthcare sector. Sector allocation was only a modest negative as positive impact from an underweight to Consumer Staples was offset by negative results due to an overweight to Energy. The Portfolio's underweight exposure to large benchmark constituents, such as Apple and Tesla, was a significant tailwind, which was a reversal from prior months.

Risk factors were modestly supportive of performance for the period. The Portfolio benefited from its momentum exposure, but it was partially offset by profitability exposure.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Large Co Growth Equity Investments

Investment Manager:

UBS Asset Management (Americas) LLC ("UBS AM")

Investment Subadvisors:

J.P. Morgan Investment Management Inc. ("J.P. Morgan")

Polen Capital Management, LLC ("Polen")

GQG Partners LLC ("GQG")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Mayoor Joshi, Edward Eccles, Christopher Andersen, CFA, Sofia Westerlund and Shu-Han Hsu

J.P. Morgan: Giri Devulapally, Joseph Wilson, Larry H. Lee, Holly Fleiss and Robert Maloney

Polen: Dan Davidowitz, Brandon Ladoff and Damon Ficklin (since January 2024)

GQG: Rajiv Jain, Brian Kersmanc and Sudarshan Murthy

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A strategy in which the subadvisor seeks to identify companies with secular business

(continued on next page)

PACE Large Co Growth Equity Investments

Investment process
(concluded)

models and opportunities to generate consistent, long-term growth of intrinsic business value.

• A strategy in which the subadvisor seeks to identify companies with sustainable competitive advantages and ample opportunities to grow and reinvest capital at high rates of return.

• A strategy in which the subadvisor employs a concentrated, fundamentally driven sustainable growth strategy.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Large Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/24	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	10.25%	30.92%	15.43%	12.94%
Class Y2	10.44	31.33	15.73	13.24
Class P3	10.45	31.28	15.72	13.23
After deducting maximum sales charge
Class A1	4.19	23.71	14.13	12.31
Russell 1000 Growth Total Return[4]	9.65	34.99	18.04	15.48

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 28, 2023 were as follows: Class A—1.15% and 1.13%; Class Y—0.88% and 0.88%; and Class P—0.91% and 0.88%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) LLC ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2024 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.13%; Class Y—0.88%; and Class P—0.88%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 1000 Growth Total Return measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Total Return is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

PACE Large Co Growth Equity Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of January 31, 2024

Top ten equity holdings
Microsoft Corp.	10.6%
Amazon.com, Inc.	9.0
Alphabet, Inc., Class C	4.7
NVIDIA Corp.	4.7
Meta Platforms, Inc., Class A	4.2
Eli Lilly & Co.	4.1
Netflix, Inc.	3.8
ServiceNow, Inc.	3.2
Mastercard, Inc., Class A	3.1
Salesforce, Inc.	3.0
Total	50.4%
Top five issuer breakdown by country or territory of origin
United States	96.3%
Canada	1.3
Brazil	1.0
Denmark	0.9
Taiwan	0.5
Total	100.0%
Sector
Information Technology	43.1%
Consumer Discretionary	16.6
Communication Services	13.4
Health Care	12.0
Financials	7.1
Industrials	5.2
Energy	0.9
Consumer Staples	0.5
Materials	0.3
Utilities	0.1
Total	99.2%

1  The portfolio is actively managed and its composition will vary over time.

PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Number of shares	Value
Common stocks—99.2%
Aerospace & defense—0.9%
TransDigm Group, Inc.	6,328	$6,914,479
Automobiles—0.9%
Ford Motor Co.	89,427	1,048,084
Tesla, Inc.*	33,341	6,244,436
		7,292,520
Beverages—0.5%
Celsius Holdings, Inc.*	57,683	2,878,382
Monster Beverage Corp.*	27,348	1,504,687
		4,383,069
Biotechnology—1.7%
Alnylam Pharmaceuticals, Inc.*	2,599	449,393
Exact Sciences Corp.*	46,877	3,065,756
Moderna, Inc.*	5,741	580,128
Regeneron Pharmaceuticals, Inc.*	10,532	9,929,359
		14,024,636
Broadline retail—10.0%
Amazon.com, Inc.*	468,625	72,730,600
MercadoLibre, Inc.*	4,700	8,045,507
		80,776,107
Building products—0.6%
Trane Technologies PLC	20,156	5,080,320
Capital markets—1.1%
Blackstone, Inc.	28,151	3,503,392
Charles Schwab Corp.	17,495	1,100,785
KKR & Co., Inc.	22,488	1,947,011
Morgan Stanley	22,123	1,930,011
MSCI, Inc.	1,157	692,603
		9,173,802
Communications equipment—0.5%
Arista Networks, Inc.*	15,639	4,045,496
Construction & engineering—0.3%
Quanta Services, Inc.	12,218	2,370,903
Construction materials—0.1%
Martin Marietta Materials, Inc.	1,890	960,914
Electrical equipment—1.0%
Eaton Corp. PLC	32,212	7,926,729
Electronic equipment, instruments & components—0.8%
Amphenol Corp., Class A	40,823	4,127,205
Jabil, Inc.	19,157	2,400,181
		6,527,386
Entertainment—4.1%
Netflix, Inc.*	53,970	30,445,017
Spotify Technology SA*	11,844	2,550,605
		32,995,622
	Number of shares	Value
Common stocks—(continued)
Financial services—6.0%
Block, Inc.*	9,702	$630,727
Mastercard, Inc., Class A	56,064	25,185,631
PayPal Holdings, Inc.*	131,087	8,042,187
Visa, Inc., Class A	52,943	14,467,204
		48,325,749
Ground transportation—1.6%
Uber Technologies, Inc.*	196,964	12,855,840
Health care equipment & supplies—2.0%
Abbott Laboratories	71,707	8,113,647
Align Technology, Inc.*	12,161	3,250,879
Edwards Lifesciences Corp.*	16,401	1,286,986
Intuitive Surgical, Inc.*	8,139	3,078,333
		15,729,845
Health care providers & services—1.8%
HCA Healthcare, Inc.	3,879	1,182,707
McKesson Corp.	12,262	6,129,651
UnitedHealth Group, Inc.	14,828	7,588,081
		14,900,439
Hotels, restaurants & leisure—3.6%
Airbnb, Inc., Class A*	77,262	11,136,545
Chipotle Mexican Grill, Inc.*	2,492	6,002,655
DoorDash, Inc., Class A*	31,803	3,313,872
Marriott International, Inc., Class A	27,518	6,596,890
Starbucks Corp.	24,462	2,275,700
		29,325,662
Household durables—0.7%
DR Horton, Inc.	36,703	5,245,226
Independent power and renewable electricity producers—0.1%
Vistra Corp.	20,721	850,183
Interactive media & services—8.9%
Alphabet, Inc., Class C*	269,836	38,262,745
Meta Platforms, Inc., Class A*	85,763	33,459,577
		71,722,322
IT services—2.8%
Accenture PLC, Class A	26,350	9,588,238
Cognizant Technology Solutions Corp., Class A	29,314	2,260,695
MongoDB, Inc.*	4,519	1,809,950
Shopify, Inc., Class A*	90,082	7,212,866
Snowflake, Inc., Class A*	6,633	1,297,680
		22,169,429
Life sciences tools & services—0.8%
Thermo Fisher Scientific, Inc.	11,932	6,431,109
Machinery—0.4%
Deere & Co.	7,784	3,063,627
Media—0.4%
Trade Desk, Inc., Class A*	44,109	3,018,379

PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Metals & mining—0.2%
Freeport-McMoRan, Inc.	40,681	$1,614,629
Oil, gas & consumable fuels—0.9%
Canadian Natural Resources Ltd.	45,495	2,911,225
Cheniere Energy, Inc.	12,488	2,047,907
ConocoPhillips	22,868	2,558,243
		7,517,375
Pharmaceuticals—5.7%
Eli Lilly & Co.	50,881	32,849,283
Novo Nordisk AS, ADR	64,730	7,427,120
Zoetis, Inc.	30,715	5,768,584
		46,044,987
Semiconductors & semiconductor equipment—9.9%
Advanced Micro Devices, Inc.*	49,415	8,286,401
ARM Holdings PLC*,1	17,577	1,242,167
ASML Holding NV, Registered Shares	2,130	1,852,717
Broadcom, Inc.	14,500	17,110,000
First Solar, Inc.*	5,608	820,450
Lam Research Corp.	9,466	7,811,059
Micron Technology, Inc.	11,223	962,372
NVIDIA Corp.	61,046	37,559,773
ON Semiconductor Corp.*	7,624	542,295
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	34,505	3,897,685
		80,084,919
Software—26.3%
Adobe, Inc.*	38,139	23,561,512
AppLovin Corp., Class A*	79,394	3,265,475
Autodesk, Inc.*	29,578	7,507,192
Datadog, Inc., Class A*	7,234	900,199
HubSpot, Inc.*	5,130	3,134,430
Intuit, Inc.	11,534	7,281,760
Microsoft Corp.	214,240	85,177,539
Oracle Corp.	73,815	8,245,136
Palo Alto Networks, Inc.*	13,068	4,423,649
Salesforce, Inc.*	85,147	23,933,970
	Number of shares	Value
Common stocks—(concluded)
Software—(concluded)
ServiceNow, Inc.*	34,176	$26,158,310
Synopsys, Inc.*	16,805	8,962,947
Workday, Inc., Class A*	31,556	9,185,005
		211,737,124
Specialty retail—0.9%
AutoZone, Inc.*	1,451	4,007,850
Lowe's Cos., Inc.	16,833	3,582,736
		7,590,586
Technology hardware, storage & peripherals—2.8%
Apple, Inc.	121,892	22,476,885
Textiles, apparel & luxury goods—0.5%
NIKE, Inc., Class B	36,363	3,691,935
Trading companies & distributors—0.4%
WW Grainger, Inc.	3,311	2,965,464
Total common stocks (cost—$612,066,233)		799,833,697
Short term investments—0.9%
Investment companies—0.9%
State Street Institutional U.S. Government Money Market Fund, 5.300%[2] (cost—$7,546,248)	7,546,248	7,546,248
Investment of cash collateral from securities loaned—0.2%
Money market funds—0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.296%[2] (cost—$1,278,974)	1,278,974	1,278,974
Total investments (cost—$620,891,455)—100.3%		808,658,919
Liabilities in excess of other assets—(0.3)%		(2,717,007)
Net assets—100.0%		$805,941,912

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2024 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2024 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$799,833,697	$—	$—	$799,833,697
Short-term investments	—	7,546,248	—	7,546,248
Investment of cash collateral from securities loaned	—	1,278,974	—	1,278,974
Total	$799,833,697	$8,825,222	$—	$808,658,919

At January 31, 2024, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Rates shown reflect yield at January 31, 2024.

See accompanying notes to financial statements.

PACE Small/Medium Co Value Equity Investments

Performance (unaudited)

For the six-months ended January 31, 2024, the Portfolio's Class P shares returned 1.41% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 2500 Value Total Return index (the "benchmark") returned 0.62%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 152. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Investment Manager's comments (unaudited)2

The Portfolio outperformed its benchmark during the reporting period. Stock selection was the primary contributor to relative returns. Stock selection within the Consumer Discretionary and Financials sectors was mostly positive, which was only partially offset by negative results in Materials. Sector allocation was an additional tailwind relative to the benchmark, due to positioning across multiple sectors.

Overall, the fund's style profile was negative given its tilts against certain aspects of value, particularly book-to-price.

The Portfolio was restructured during the reporting period as Victory (Integrity Asset Management) and ARGA were added as sub-advisors in December 2023 while Huber was terminated.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Small/Medium Co Value Equity Investments

Investment Manager:

UBS Asset Management (Americas) LLC ("UBS AM")

Investment Subadvisors:

Kayne Anderson Rudnick, LLC ("Kayne Anderson Rudnick"); Sapience Investments, LLC ("Sapience");
Huber Capital Management LLC ("Huber") (Terminated effective December 19, 2023) ARGA Investment Management, LP ("ARGA") (Commenced managing a portion of the fund December 19, 2023)

Victory Capital Management Inc., through its business unit branded as Integrity Asset Management ("Victory") (Commenced managing a portion of the fund December 19, 2023)

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Mayoor Joshi, Edward Eccles, Christopher Andersen, CFA, Sofia Westerlund and Shu-Han Hsu

Kayne Anderson Rudnick: Julie Kutasov and Craig Stone Sapience: Samir Sikka;

Huber Capital: Joseph Huber

ARGA: A. Rama Krishna, CFA, Sujith P. Kumar, and Robert Mitchell, PhD. (since December 2023.)

Victory: Daniel G. Bandi, CFA, Daniel J. DeMonica, CFA, Adam I. Friedman, Joe A. Gilbert, CFA, J. Bryan Tinsley, CFA, and Michael P. Wayton, (since December 2023.)

(continued on next page)

PACE Small/Medium Co Value Equity Investments

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A "value equity" strategy in which the subadvisor targets smaller capitalization companies with sustainable business models selling below their perceived value.

• A strategy that employs a fundamental, bottom-up, research-driven investment style and follows a disciplined investment process to identify high-quality companies.

• A "deep value" strategy that seeks long-term total investment return through capital appreciation, generally investing in common stocks of US companies that are considered to be undervalued.

• A flexible value strategy that utilizes fundamental, bottom-up stock selection with top-down inputs considered as part of the sector allocation process.

• A disciplined valuation-focused strategy based on deep fundamental research.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk.

PACE Small/Medium Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/24	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.26%	0.23%	8.58%	7.02%
Class Y2	1.42	0.46	8.81	7.23
Class P3	1.41	0.48	8.78	7.19
After deducting maximum sales charge
Class A1	(4.29)	(5.26)	7.35	6.42
Russell 2500 Value Total Return[4]	0.62	2.49	7.85	7.41

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 28, 2023 were as follows: Class A—1.26% and 1.26%; Class Y—1.06% and 1.05% and Class P—1.08% and 1.05%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) LLC ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2024 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.29%; Class Y—1.04%; and Class P—1.04%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 2500 Value Total Return measures the performance of the small to mid-cap value segment of the US equity universe. It includes those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Total Return is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

PACE Small/Medium Co Value Equity Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of January 31, 2024

Top ten equity holdings
W R Berkley Corp.	1.6%
Broadridge Financial Solutions, Inc.	1.3
Zurn Elkay Water Solutions Corp.	1.3
Lennox International, Inc.	1.3
RBC Bearings, Inc.	1.3
TransUnion	1.2
Landstar System, Inc.	1.2
Gentex Corp.	1.2
Graco, Inc.	1.1
Total	11.5%
Top five issuer breakdown by country or territory of origin
United States	96.6%
Puerto Rico	1.4
Brazil	0.6
Argentina	0.5
Bermuda	0.4
Total	99.5%
Sector
Industrials	25.5%
Financials	20.3
Consumer Discretionary	14.0
Information Technology	7.6
Consumer Staples	6.9
Materials	5.7
Energy	5.3
Health Care	5.2
Real Estate	4.3
Utilities	2.3
Communication Services	0.7
Total	97.8%

1  The portfolio is actively managed and its composition will vary over time.

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Number of shares	Value
Common stocks—97.8%
Aerospace & defense—0.5%
Curtiss-Wright Corp.	2,775	$617,632
Textron, Inc.	8,844	749,175
		1,366,807
Air freight & logistics—0.1%
GXO Logistics, Inc.*	7,960	432,865
Automobile components—1.9%
Gentex Corp.	103,758	3,437,503
LCI Industries	3,791	421,862
Lear Corp.	9,334	1,240,489
Visteon Corp.*	3,538	407,896
		5,507,750
Automobiles—1.1%
Harley-Davidson, Inc.	13,781	447,193
Thor Industries, Inc.	24,445	2,762,774
		3,209,967
Banks—10.0%
Ameris Bancorp	59,493	2,953,233
Atlantic Union Bankshares Corp.	13,666	466,831
Axos Financial, Inc.*	10,140	562,060
Bank of Hawaii Corp.[1]	36,700	2,320,541
Bank of NT Butterfield & Son Ltd.	37,475	1,136,617
Bank OZK	24,420	1,101,586
Banner Corp.	42,265	1,968,704
Columbia Banking System, Inc.	53,839	1,085,394
East West Bancorp, Inc.	6,521	474,794
First Busey Corp.	48,653	1,145,292
First Hawaiian, Inc.	65,260	1,415,489
First Horizon Corp.	41,820	595,517
Glacier Bancorp, Inc.	62,573	2,419,072
Hancock Whitney Corp.	33,050	1,490,885
Old National Bancorp	82,370	1,356,634
Popular, Inc.	22,965	1,962,359
Prosperity Bancshares, Inc.	5,740	366,843
SouthState Corp.	7,197	598,071
Synovus Financial Corp.	10,575	398,255
Valley National Bancorp	47,673	458,614
Veritex Holdings, Inc.	22,666	476,213
Webster Financial Corp.	52,480	2,596,710
Western Alliance Bancorp	6,219	397,767
Wintrust Financial Corp.	20,850	2,022,033
		29,769,514
Beverages—1.1%
MGP Ingredients, Inc.[1]	4,006	340,310
Molson Coors Beverage Co., Class B	8,047	497,224
National Beverage Corp.*	55,134	2,549,396
		3,386,930
Biotechnology—0.3%
Ironwood Pharmaceuticals, Inc.*	36,030	511,266
United Therapeutics Corp.*	2,320	498,289
		1,009,555
	Number of shares	Value
Common stocks—(continued)
Broadline retail—0.2%
Nordstrom, Inc.[1]	35,725	$648,409
Building products—4.5%
Armstrong World Industries, Inc.	22,500	2,232,225
Carlisle Cos., Inc.	2,480	779,365
Hayward Holdings, Inc.*	70,665	884,726
Lennox International, Inc.	8,875	3,799,920
Masonite International Corp.*	4,744	436,685
Resideo Technologies, Inc.*	76,026	1,274,956
Zurn Elkay Water Solutions Corp.[1]	129,584	3,842,165
		13,250,042
Capital markets—2.7%
Artisan Partners Asset Management, Inc., Class A	7,100	297,490
Houlihan Lokey, Inc.	18,053	2,162,388
Invesco Ltd.	57,476	909,845
Janus Henderson Group PLC	32,241	927,251
LPL Financial Holdings, Inc.	13,726	3,283,122
Stifel Financial Corp.	7,492	546,542
		8,126,638
Chemicals—3.2%
Chemours Co.	61,824	1,865,230
HB Fuller Co.	32,429	2,457,145
Huntsman Corp.	17,567	431,094
Ingevity Corp.*	51,191	2,229,880
Olin Corp.	8,721	454,103
Scotts Miracle-Gro Co.	30,720	1,728,307
Westlake Corp.	3,555	491,834
		9,657,593
Commercial services & supplies—2.4%
ACCO Brands Corp.	80,724	490,802
Brink's Co.	7,340	593,366
Clean Harbors, Inc.*	4,075	684,437
OPENLANE, Inc.*	155,692	2,192,143
Stericycle, Inc.*	51,165	2,455,920
Vestis Corp.	28,111	601,575
		7,018,243
Communications equipment—0.4%
Ciena Corp.*	9,931	526,343
Juniper Networks, Inc.	14,962	552,996
		1,079,339
Construction & engineering—0.7%
AECOM	7,145	630,117
Fluor Corp.*	15,989	602,945
Valmont Industries, Inc.	3,191	720,241
		1,953,303
Consumer finance—0.8%
Bread Financial Holdings, Inc.	11,431	414,602
Navient Corp.	24,258	417,723
SLM Corp.	81,385	1,617,934
		2,450,259

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Consumer staples distribution & retail—2.0%
BJ's Wholesale Club Holdings, Inc.*	42,837	$2,756,133
Performance Food Group Co.*	8,463	615,091
U.S. Foods Holding Corp.*	56,830	2,614,748
		5,985,972
Containers & packaging—0.5%
Berry Global Group, Inc.	9,660	632,343
TriMas Corp.	34,198	844,007
		1,476,350
Diversified telecommunication services—0.4%
Liberty Latin America Ltd., Class A*	154,300	1,086,272
Electric utilities—1.6%
ALLETE, Inc.	10,683	631,472
IDACORP, Inc.	22,270	2,061,757
Pinnacle West Capital Corp.	6,538	450,468
Portland General Electric Co.	36,105	1,477,778
		4,621,475
Electrical equipment—0.3%
Atkore, Inc.*	3,278	499,993
GrafTech International Ltd.	334,161	444,434
		944,427
Electronic equipment, instruments & components—2.2%
Arrow Electronics, Inc.*	7,363	818,398
Belden, Inc.	27,070	2,008,053
Flex Ltd.*	13,500	320,490
IPG Photonics Corp.*	4,397	430,422
Jabil, Inc.	3,607	451,921
Zebra Technologies Corp., Class A*	11,135	2,667,389
		6,696,673
Energy equipment & services—2.4%
Cactus, Inc., Class A	45,493	1,930,723
ChampionX Corp.	59,300	1,625,413
Diamond Offshore Drilling, Inc.*	30,609	373,430
Helmerich & Payne, Inc.	36,697	1,477,421
Liberty Energy, Inc.	89,780	1,866,526
		7,273,513
Entertainment—0.3%
Cinemark Holdings, Inc.*	26,000	359,580
Liberty Media Corp.-Liberty Formula One, Class C*	6,000	403,500
Lions Gate Entertainment Corp., Class B*	27,418	265,955
		1,029,035
Financial services—3.3%
Essent Group Ltd.	30,605	1,688,172
Euronet Worldwide, Inc.*	4,804	478,718
EVERTEC, Inc.	25,680	1,031,309
Jack Henry & Associates, Inc.	20,400	3,382,932
MGIC Investment Corp.	31,875	632,400
Shift4 Payments, Inc., Class A*,1	22,680	1,628,651
Voya Financial, Inc.	6,781	490,741
Walker & Dunlop, Inc.	4,736	457,450
		9,790,373
	Number of shares	Value
Common stocks—(continued)
Food products—2.2%
Ingredion, Inc.	8,153	$877,018
Post Holdings, Inc.*	18,064	1,677,604
TreeHouse Foods, Inc.*	72,800	3,064,880
Vital Farms, Inc.*	67,160	965,761
		6,585,263
Gas utilities—0.5%
National Fuel Gas Co.	11,865	559,553
UGI Corp.	43,655	966,522
		1,526,075
Ground transportation—1.8%
Knight-Swift Transportation Holdings, Inc.	10,249	588,088
Landstar System, Inc.	18,010	3,452,877
Ryder System, Inc.	4,613	523,898
Saia, Inc.*	1,665	750,216
		5,315,079
Health care equipment & supplies—1.6%
Envista Holdings Corp.*	84,120	1,976,820
Integra LifeSciences Holdings Corp.*	55,935	2,245,790
LivaNova PLC*	8,827	429,699
		4,652,309
Health care providers & services—2.1%
Acadia Healthcare Co., Inc.*	22,480	1,846,507
AdaptHealth Corp.*	100,000	722,000
CorVel Corp.*	9,600	2,259,264
Encompass Health Corp.	7,596	539,620
Select Medical Holdings Corp.	16,031	416,646
Tenet Healthcare Corp.*	6,998	579,014
		6,363,051
Health care REITs—0.7%
Healthcare Realty Trust, Inc.	126,480	2,037,593
Hotel & resort REITs—0.2%
Host Hotels & Resorts, Inc.	35,690	685,962
Hotels, restaurants & leisure—3.9%
Arcos Dorados Holdings, Inc., Class A	150,685	1,865,480
Bloomin' Brands, Inc.	19,295	513,633
Caesars Entertainment, Inc.*	12,319	540,435
Cheesecake Factory, Inc.	40,850	1,404,015
Despegar.com Corp.*	175,995	1,569,875
Light & Wonder, Inc.*	5,484	440,804
Marriott Vacations Worldwide Corp.	6,432	539,580
Norwegian Cruise Line Holdings Ltd.*,1	32,457	577,735
Sabre Corp.*	368,434	1,510,579
Six Flags Entertainment Corp.*	98,910	2,493,521
		11,455,657
Household durables—1.4%
La-Z-Boy, Inc.	11,901	414,274
Mohawk Industries, Inc.*	18,461	1,924,559
Newell Brands, Inc.	157,133	1,307,347
Whirlpool Corp.	3,947	432,275
		4,078,455

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Household products—1.1%
WD-40 Co.	12,239	$3,169,656
Independent power and renewable electricity producers—0.2%
Vistra Corp.	16,275	667,763
Industrial REITs—0.8%
First Industrial Realty Trust, Inc.	15,036	774,655
Plymouth Industrial REIT, Inc.	66,105	1,463,564
		2,238,219
Insurance—3.1%
American Financial Group, Inc.	3,572	430,069
Assured Guaranty Ltd.	22,270	1,806,765
First American Financial Corp.	7,005	422,752
Kinsale Capital Group, Inc.	867	344,693
Lincoln National Corp.	14,150	388,418
Reinsurance Group of America, Inc.	2,809	488,457
Selective Insurance Group, Inc.	3,466	363,445
W R Berkley Corp.	59,696	4,887,908
		9,132,507
IT services—0.7%
Amdocs Ltd.	6,016	551,547
BigCommerce Holdings, Inc.*	188,919	1,545,357
		2,096,904
Leisure products—0.5%
Brunswick Corp.	6,021	485,774
Polaris, Inc.	9,761	878,100
		1,363,874
Machinery—8.1%
Enpro, Inc.	10,817	1,615,843
Esab Corp.	20,875	1,795,041
Graco, Inc.	40,090	3,419,677
Helios Technologies, Inc.	23,000	948,980
ITT, Inc.	6,018	726,854
John Bean Technologies Corp.	16,738	1,653,045
Kadant, Inc.	10,488	2,999,568
Lincoln Electric Holdings, Inc.	5,805	1,289,987
Oshkosh Corp.	4,386	482,899
Pentair PLC	10,197	746,114
RBC Bearings, Inc.*	13,864	3,723,039
Terex Corp.	30,420	1,868,701
Toro Co.	29,400	2,718,912
		23,988,660
Marine transportation—0.8%
Kirby Corp.*	31,858	2,505,950
Metals & mining—2.0%
Alcoa Corp.	51,481	1,531,560
Arch Resources, Inc.	3,021	534,596
ATI, Inc.*	49,817	2,036,021
Cleveland-Cliffs, Inc.*	35,095	703,655
Commercial Metals Co.	11,689	610,399
Reliance Steel & Aluminum Co.	2,324	663,316
		6,079,547
	Number of shares	Value
Common stocks—(continued)
Mortgage real estate investment—0.4%
AGNC Investment Corp.[1]	57,732	$547,299
Annaly Capital Management, Inc.	31,961	613,332
		1,160,631
Office REITs—0.7%
COPT Defense Properties	70,885	1,670,051
Highwoods Properties, Inc.	20,585	472,837
		2,142,888
Oil, gas & consumable fuels—2.9%
Antero Resources Corp.*	13,960	311,866
California Resources Corp.	25,123	1,197,865
Chord Energy Corp.	2,814	432,681
Civitas Resources, Inc.	5,827	377,648
Comstock Resources, Inc.[1]	124,320	970,939
International Seaways, Inc.	7,500	402,300
Northern Oil & Gas, Inc.	46,115	1,544,853
Ovintiv, Inc.	9,503	403,117
PBF Energy, Inc., Class A	10,516	531,163
Permian Resources Corp.	31,406	423,353
Viper Energy, Inc.	66,600	2,079,252
		8,675,037
Personal care products—0.5%
BellRing Brands, Inc.*	18,640	1,030,233
Coty, Inc., Class A*	41,985	507,179
		1,537,412
Pharmaceuticals—1.2%
Elanco Animal Health, Inc.*	119,445	1,760,619
Jazz Pharmaceuticals PLC*	6,353	779,640
Perrigo Co. PLC	14,758	473,437
Prestige Consumer Healthcare, Inc.*	7,353	452,504
		3,466,200
Professional services—4.8%
Broadridge Financial Solutions, Inc.	19,650	4,012,530
CACI International, Inc., Class A*	9,142	3,142,380
Genpact Ltd.	25,120	901,808
Kelly Services, Inc., Class A	20,645	424,255
Korn Ferry	16,508	968,524
Leidos Holdings, Inc.	3,937	434,920
ManpowerGroup, Inc.	11,416	846,382
TransUnion	52,124	3,606,460
		14,337,259
Residential REITs—0.4%
Apartment Income REIT Corp.	17,585	574,853
Camden Property Trust	5,151	483,370
		1,058,223
Retail REITs—0.7%
Federal Realty Investment Trust	6,365	647,511
Retail Opportunity Investments Corp.	95,895	1,303,213
SITE Centers Corp.	13,200	175,824
		2,126,548

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Semiconductors & semiconductor equipment—2.4%
Diodes, Inc.*	7,431	$500,255
FormFactor, Inc.*	13,024	504,941
Ichor Holdings Ltd.*	16,911	612,178
Kulicke & Soffa Industries, Inc.	9,105	458,164
MKS Instruments, Inc.	5,900	628,055
Synaptics, Inc.*	3,885	414,957
Teradyne, Inc.	24,546	2,370,898
Ultra Clean Holdings, Inc.*	39,697	1,516,425
		7,005,873
Software—1.9%
Dolby Laboratories, Inc., Class A	37,564	3,124,573
Teradata Corp.*	10,559	487,615
Varonis Systems, Inc.*	46,425	2,083,554
		5,695,742
Specialized REITs—0.8%
Gaming & Leisure Properties, Inc.	15,521	708,534
Lamar Advertising Co., Class A	16,906	1,769,720
		2,478,254
Specialty retail—2.3%
Leslie's, Inc.*	380,000	2,549,800
National Vision Holdings, Inc.*	99,440	1,890,355
Sally Beauty Holdings, Inc.*	39,216	483,141
Signet Jewelers Ltd.	4,521	449,749
Victoria's Secret & Co.*	55,128	1,436,084
		6,809,129
Textiles, apparel & luxury goods—2.7%
Carter's, Inc.	6,046	457,320
Kontoor Brands, Inc.	5,368	314,672
PVH Corp.	14,180	1,705,287
Ralph Lauren Corp.	3,607	518,218
Samsonite International SA, ADR*	148,560	2,060,527
Steven Madden Ltd.	11,260	471,569
Tapestry, Inc.	66,298	2,571,699
		8,099,292
	Number of shares	Value
Common stocks—(concluded)
Trading companies & distributors—1.5%
Air Lease Corp.	33,210	$1,388,510
Core & Main, Inc., Class A*	15,851	654,805
Herc Holdings, Inc.	10,712	1,579,913
WESCO International, Inc.	5,470	949,154
		4,572,382
Total common stocks (cost—$250,079,188)		290,878,698
Short term investments—1.8%
Investment companies—1.8%
State Street Institutional U.S. Government Money Market Fund, 5.300% (cost—$5,342,818)	5,342,818	5,342,818
Investment of cash collateral from securities loaned—0.4%
Money market funds—0.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.296%[2] (cost—$1,194,955)	1,194,955	1,194,955
Total investments (cost—$256,616,961)—100.0%		297,416,471
Liabilities in excess of other assets—(0.0)†%		(108,879)
Net assets—100.0%		$297,307,592

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2024 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2024 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$290,878,698	$—	$—	$290,878,698
Short term investments	—	5,342,818	—	5,342,818
Investment of cash collateral from securities loaned	—	1,194,955	—	1,194,955
Total	$290,878,698	$6,537,773	$—	$297,416,471

At January 31, 2024, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Rates shown reflect yield at January 31, 2024.

See accompanying notes to financial statements.

PACE Small/Medium Co Growth Equity Investments

Performance (unaudited)

For the six-months ended January 31, 2024, the Portfolio's Class P shares returned -2.51% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 2500 Growth Total Return index (the "benchmark") returned -0.79%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 161. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Investment Manager's comments (unaudited)2

The Portfolio underperformed its benchmark during the reporting period. Negative stock selection was the primary driver of relative underperformance. Health Care holdings were the largest relative drag on returns, most notably among medical devices names as the rise of GLP-1 weight loss drugs had a significant negative impact on investors' views of the need for many procedures. Industrials holdings were challenged as Human Capital Management providers Paylocity and Paycor HCM both declined late in 2023 as investors speculated that peak employment and peak interest rates would dampen short-term growth for payroll companies. Individual selections within Information Technology were also a headwind for results.

Sector allocation decisions were modestly additive, including an overweight to the Information Technology sector and an underweight to the Materials sector. Additionally, the impact of risk factor exposures were positive during the period. The Portfolio's tilt toward companies with above benchmark quality and momentum were rewarded.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Small/Medium Co Growth Equity Investments

Investment Manager:

UBS Asset Management (Americas) LLC ("UBS AM")

Investment Subadvisors:

Riverbridge Partners, LLC ("Riverbridge");

Calamos Advisors LLC ("Calamos"),

Jacobs Levy Equity Management, Inc. ("Jacobs Levy")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Mayoor Joshi, Edward Eccles, Christopher Andersen, CFA, Sofia Westerlund and Shu-Han Hsu

Riverbridge: Ross Johnson;

Calamos: Brandon Nelson

Jacobs Levy: Bruce I. Jacobs and Kenneth N. Levy

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A growth strategy that focuses on companies viewed as building their earnings power and intrinsic value.

• A strategy in which the subadvisor seeks to identify and exploit the perception gap that exits between a company's business strength and the market's expectation of that strength.

• A strategy in which the subadvisor invests primarily in growth-oriented equity securities of small- and mid-cap companies selected based on a multidimensional quantitative investment process.

PACE Small/Medium Co Growth Equity Investments

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector.

PACE Small/Medium Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/24	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(2.52)%	4.41%	7.93%	7.66%
Class Y2	(2.47)	4.56	8.09	7.86
Class P3	(2.51)	4.54	8.09	7.81
After deducting maximum sales charge
Class A1	(7.87)	(1.36)	6.71	7.05
Russell 2500 Growth Total Return[4]	(0.79)	5.66	8.45	8.74

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 28, 2023 were as follows: Class A—1.26% and 1.26%; Class Y—1.02% and 1.02% and Class P—1.13% and 1.08%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) LLC ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2024 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.33%; Class Y—1.08%; and Class P—1.08%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 2500 Growth Total Return measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Growth Total Return is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

PACE Small/Medium Co Growth Equity Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of January 31, 2024

Top ten equity holdings
Globant SA	2.0%
Medpace Holdings, Inc.	1.8
Kinsale Capital Group, Inc.	1.8
SPS Commerce, Inc.	1.8
Grand Canyon Education, Inc.	1.6
Five Below, Inc.	1.6
RB Global, Inc.	1.5
Freshpet, Inc.	1.2
Workiva, Inc.	1.2
Ensign Group, Inc.	1.2
Total	15.7%
Top five issuer breakdown by country or territory of origin
United States	94.5%
Canada	3.0
Italy	0.7
Israel	0.5
United Kingdom	0.4
Total	99.1%
Sector
Information Technology	29.1%
Health Care	22.6
Industrials	20.0
Consumer Discretionary	11.5
Financials	7.2
Consumer Staples	2.9
Energy	2.1
Communication Services	1.7
Materials	1.3
Utilities	0.7
Real Estate	0.4
Total Long-Term Investments	99.5%

1  The portfolio is actively managed and its composition will vary over time.

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Number of shares	Value
Common stocks—99.5%
Aerospace & defense—0.7%
Axon Enterprise, Inc.*	4,248	$1,058,007
Moog, Inc., Class A	1,193	166,781
Spirit AeroSystems Holdings, Inc., Class A*	14,024	385,099
VirTra, Inc.*	30,467	312,287
		1,922,174
Air freight & logistics—0.3%
Forward Air Corp.	15,218	674,614
Automobile components—1.0%
Cooper-Standard Holdings, Inc.*	1,401	24,644
Modine Manufacturing Co.*	22,606	1,561,848
Stoneridge, Inc.*	8,233	146,465
Visteon Corp.*	9,199	1,060,553
		2,793,510
Banks—0.0%†
Metropolitan Bank Holding Corp.*	500	24,245
Beverages—0.7%
Boston Beer Co., Inc., Class A*	2,262	790,049
Celsius Holdings, Inc.*,1	19,177	956,932
		1,746,981
Biotechnology—5.8%
ACELYRIN, Inc.*	3,200	24,384
ADMA Biologics, Inc.*	172,960	897,662
Aduro Biotech, Inc.*,2,3	9,389	0
Alector, Inc.*	29,960	178,562
Alkermes PLC*	46,685	1,262,829
AnaptysBio, Inc.*	2,606	61,502
Arcturus Therapeutics Holdings, Inc.*	3,095	102,042
Arcus Biosciences, Inc.*	5,505	83,346
Ardelyx, Inc.*	45,143	394,098
Catalyst Pharmaceuticals, Inc.*	47,629	685,858
Coherus Biosciences, Inc.*,1	13,632	29,309
CytomX Therapeutics, Inc.*,1	26,556	40,631
Enanta Pharmaceuticals, Inc.*	15,412	187,256
Exelixis, Inc.*	67,984	1,479,332
Ionis Pharmaceuticals, Inc.*	7,280	374,119
Ironwood Pharmaceuticals, Inc.*	43,500	617,265
Krystal Biotech, Inc.*	3,462	385,148
MacroGenics, Inc.*	7,754	110,882
Mersana Therapeutics, Inc.*	23,900	75,524
MiMedx Group, Inc.*	97,879	757,583
Natera, Inc.*	10,873	716,966
Neurocrine Biosciences, Inc.*	15,033	2,101,162
PTC Therapeutics, Inc.*	29,885	779,700
Rigel Pharmaceuticals, Inc.*	134,678	157,573
Sage Therapeutics, Inc.*	15,589	399,702
Sarepta Therapeutics, Inc.*	12,899	1,534,852
SpringWorks Therapeutics, Inc.*	6,357	280,534
TG Therapeutics, Inc.*	11,810	191,794
Travere Therapeutics, Inc.*	57,812	516,261
Ultragenyx Pharmaceutical, Inc.*	26,239	1,157,402
Vir Biotechnology, Inc.*	2,900	27,260
		15,610,538
	Number of shares	Value
Common stocks—(continued)
Broadline retail—0.4%
Dillard's, Inc., Class A	2,438	$944,164
Etsy, Inc.*	583	38,805
		982,969
Building products—1.2%
Apogee Enterprises, Inc.	16,065	848,393
AZEK Co., Inc.*	17,036	656,908
Gibraltar Industries, Inc.*	5,158	417,385
Tecnoglass, Inc.[1]	28,947	1,331,852
		3,254,538
Capital markets—1.3%
Donnelley Financial Solutions, Inc.*	9,022	560,447
FactSet Research Systems, Inc.	2,019	960,882
Perella Weinberg Partners	12,785	150,224
PJT Partners, Inc., Class A	2,550	245,234
StepStone Group, Inc., Class A	7,350	245,857
StoneX Group, Inc.*	11,790	775,192
TPG, Inc.	15,720	654,424
		3,592,260
Chemicals—0.7%
American Vanguard Corp.	18,364	200,535
Core Molding Technologies, Inc.*	2,556	44,219
Orion SA	24,857	556,797
Scotts Miracle-Gro Co.[1]	18,154	1,021,344
		1,822,895
Commercial services & supplies—2.6%
ACV Auctions, Inc., Class A*	106,736	1,384,366
CECO Environmental Corp.*	51,682	999,013
RB Global, Inc.[1]	63,620	4,069,771
VSE Corp.	9,364	581,598
		7,034,748
Communications equipment—0.4%
Cambium Networks Corp.*	8,357	35,517
CommScope Holding Co., Inc.*	125,302	290,701
Infinera Corp.*,1	124,013	612,624
Viavi Solutions, Inc.*	12,882	126,630
		1,065,472
Construction & engineering—2.7%
Comfort Systems USA, Inc.	1,798	391,011
Construction Partners, Inc., Class A*	11,349	516,379
Dycom Industries, Inc.*	3,941	440,210
Fluor Corp.*	29,435	1,109,994
Limbach Holdings, Inc.*	1,360	58,480
MYR Group, Inc.*	6,470	930,709
Sterling Infrastructure, Inc.*	14,160	1,063,416
WillScot Mobile Mini Holdings Corp.*	57,832	2,735,454
		7,245,653
Construction materials—0.2%
Eagle Materials, Inc.	2,006	453,918

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Consumer finance—0.8%
LendingTree, Inc.*	16,151	$522,323
PROG Holdings, Inc.*	14,690	450,102
Regional Management Corp.	940	22,917
SLM Corp.	62,678	1,246,039
		2,241,381
Consumer staples distribution & retail—0.0%†
Maplebear, Inc.*	3,122	76,395
Diversified consumer services—3.4%
2U, Inc.*,1	60,760	51,689
Carriage Services, Inc.	6,117	151,151
Chegg, Inc.*	80,112	789,103
Coursera, Inc.*	34,294	656,387
Duolingo, Inc.*	6,277	1,122,893
Grand Canyon Education, Inc.*	33,373	4,358,180
Stride, Inc.*	20,338	1,219,263
Udemy, Inc.*	11,776	160,036
Universal Technical Institute, Inc.*	41,894	591,543
		9,100,245
Diversified telecommunication services—0.6%
Bandwidth, Inc., Class A*	21,224	293,740
Iridium Communications, Inc.	25,987	942,289
Ooma, Inc.*	32,664	353,424
		1,589,453
Electrical equipment—1.2%
Allient, Inc.	2,523	70,291
Babcock & Wilcox Enterprises, Inc.*	3,200	4,224
Enovix Corp.*,1	9,381	87,337
NEXTracker, Inc., Class A*	29,895	1,353,346
nVent Electric PLC	5,943	356,818
SunPower Corp.*,1	14,100	42,723
Vertiv Holdings Co., Class A	25,164	1,417,488
		3,332,227
Electronic equipment, instruments & components—1.5%
Belden, Inc.	2,010	149,102
Celestica, Inc.*	31,103	1,068,699
Climb Global Solutions, Inc.	870	48,041
Cognex Corp.	43,471	1,571,042
Evolv Technologies Holdings, Inc.*	65,556	286,480
Fabrinet*	1,325	282,901
FARO Technologies, Inc.*	14,374	325,427
OSI Systems, Inc.*	1,712	219,187
		3,950,879
Energy equipment & services—1.0%
Atlas Energy Solutions, Inc.[1]	14,546	252,664
Cactus, Inc., Class A	15,116	641,523
Kodiak Gas Services, Inc.	19,242	450,648
Newpark Resources, Inc.*	11,469	74,434
Oceaneering International, Inc.*	11,120	231,074
TechnipFMC PLC	8,695	168,161
Tidewater, Inc.*	3,628	243,765
Weatherford International PLC*	6,145	550,285
		2,612,554
	Number of shares	Value
Common stocks—(continued)
Entertainment—0.1%
Playtika Holding Corp.*	10,100	$72,922
Warner Music Group Corp., Class A	6,254	228,208
		301,130
Financial services—1.5%
Euronet Worldwide, Inc.*	860	85,699
Flywire Corp.*	9,896	211,478
International Money Express, Inc.*	47,833	985,360
Payoneer Global, Inc.*	142,400	666,432
PennyMac Financial Services, Inc.	7,846	684,328
WEX, Inc.*	6,624	1,353,879
		3,987,176
Food products—1.5%
Calavo Growers, Inc.	11,367	296,565
Freshpet, Inc.*	37,234	3,205,847
Mama's Creations, Inc.*	109,405	471,536
		3,973,948
Ground transportation—1.9%
ArcBest Corp.	5,268	627,577
Avis Budget Group, Inc.	2,413	395,032
Landstar System, Inc.	8,788	1,684,836
Lyft, Inc., Class A*	75,076	937,699
PAM Transportation Services, Inc.*	5,433	112,518
RXO, Inc.*	27,780	577,824
U-Haul Holding Co.*,1	8,786	582,160
XPO, Inc.*	1,953	166,864
		5,084,510
Health care equipment & supplies—3.8%
Alphatec Holdings, Inc.*	53,731	864,532
Glaukos Corp.*	24,706	2,199,575
Inspire Medical Systems, Inc.*	3,575	753,860
iRadimed Corp.	17,936	742,730
Neogen Corp.*	48,050	744,775
OrthoPediatrics Corp.*	22,998	600,708
Outset Medical, Inc.*	21,323	64,822
Pulmonx Corp.*	1,000	13,280
RxSight, Inc.*	37,861	1,723,054
Semler Scientific, Inc.*	4,069	180,216
SI-BONE, Inc.*	14,372	290,458
Sight Sciences, Inc.*	5,600	23,744
Surmodics, Inc.*	5,556	195,627
Tactile Systems Technology, Inc.*	25,828	391,811
Tandem Diabetes Care, Inc.*	16,051	365,963
Tela Bio, Inc.*	30,263	209,117
TransMedics Group, Inc.*,1	5,815	498,753
UFP Technologies, Inc.*	1,993	335,840
		10,198,865
Health care providers & services—7.0%
Addus HomeCare Corp.*	7,948	688,297
AMN Healthcare Services, Inc.*	18,082	1,338,249
Castle Biosciences, Inc.*	19,625	452,945
Chemed Corp.	4,378	2,595,235

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Health care providers & services—(concluded)
DaVita, Inc.*	11,228	$1,214,421
Ensign Group, Inc.	27,945	3,163,933
NeoGenomics, Inc.*	14,544	215,978
Option Care Health, Inc.*	53,881	1,683,242
Pennant Group, Inc.*	57,140	857,671
PetIQ, Inc.*	6,284	112,923
Privia Health Group, Inc.*	95,641	1,928,123
Progyny, Inc.*	52,578	2,002,696
RadNet, Inc.*	28,605	1,057,527
U.S. Physical Therapy, Inc.	16,820	1,551,813
		18,863,053
Health care technology—1.2%
Augmedix, Inc.*	77,419	342,192
Certara, Inc.*	67,319	1,087,875
Definitive Healthcare Corp.*	81,486	692,631
Phreesia, Inc.*	39,014	994,077
		3,116,775
Hotels, restaurants & leisure—1.4%
Cava Group, Inc.*	11,590	542,412
Inspired Entertainment, Inc.*	1,400	12,852
Kura Sushi USA, Inc., Class A*	4,458	437,464
PlayAGS, Inc.*	25,317	220,511
Potbelly Corp.*	22,885	287,893
Red Robin Gourmet Burgers, Inc.*,1	11,503	117,101
SeaWorld Entertainment, Inc.*	16,956	837,626
Travel & Leisure Co.	2,328	94,098
Wingstop, Inc.	1,867	524,832
Wynn Resorts Ltd.	6,586	621,916
Xponential Fitness, Inc., Class A*	6,856	75,827
		3,772,532
Household durables—1.5%
Cavco Industries, Inc.*	3,700	1,228,104
Green Brick Partners, Inc.*	4,350	226,939
iRobot Corp.*	1,900	25,840
Skyline Champion Corp.*	16,037	1,098,214
Sonos, Inc.*	71,780	1,118,332
TopBuild Corp.*	974	359,533
		4,056,962
Independent power and renewable electricity producers—0.7%
Montauk Renewables, Inc.*,1	10,400	71,864
Vistra Corp.	42,886	1,759,613
		1,831,477
Insurance—3.6%
Fidelis Insurance Holdings Ltd.*	21,226	276,362
Goosehead Insurance, Inc., Class A*	19,880	1,534,736
Kinsale Capital Group, Inc.	12,189	4,845,981
Lincoln National Corp.	29,773	817,269
Ryan Specialty Holdings, Inc.*	28,632	1,240,338
Skyward Specialty Insurance Group, Inc.*	27,111	843,152
Universal Insurance Holdings, Inc.	11,600	192,792
		9,750,630
	Number of shares	Value
Common stocks—(continued)
Interactive media & services—0.6%
VTEX, Class A*	48,670	$396,660
Yelp, Inc.*	15,986	699,068
ZipRecruiter, Inc., Class A*	41,549	578,362
		1,674,090
IT services—4.6%
Applied Digital Corp.*,1	42,752	219,745
BigCommerce Holdings, Inc.*	46,152	377,523
Couchbase, Inc.*	9,713	242,825
DigitalOcean Holdings, Inc.*,1	20,046	675,951
Endava PLC, ADR*	8,909	630,490
Fastly, Inc., Class A*	26,217	527,486
Globant SA*	22,636	5,337,795
Grid Dynamics Holdings, Inc.*	105,094	1,371,477
Squarespace, Inc., Class A*	82,845	2,568,195
Thoughtworks Holding, Inc.*	13,989	65,469
Wix.com Ltd.*	3,826	485,443
		12,502,399
Leisure products—0.2%
Funko, Inc., Class A*	38,620	273,044
MasterCraft Boat Holdings, Inc.*	14,544	281,717
Solo Brands, Inc., Class A*	2,600	7,254
		562,015
Life sciences tools & services—3.4%
Codexis, Inc.*	93,432	245,726
Medpace Holdings, Inc.*	16,879	4,921,579
Repligen Corp.*	11,087	2,099,878
Stevanato Group SpA[1]	59,771	1,897,131
		9,164,314
Machinery—2.0%
Energy Recovery, Inc.*	11,255	174,565
Helios Technologies, Inc.	7,392	304,994
Hyster-Yale Materials Handling, Inc.	3,930	258,280
Kadant, Inc.	10,088	2,885,168
Kornit Digital Ltd.*	54,614	934,446
Shyft Group, Inc.	21,417	231,946
Terex Corp.	10,708	657,792
		5,447,191
Media—0.4%
Gambling.com Group Ltd.*	32,505	297,421
Integral Ad Science Holding Corp.*	47,572	692,172
PubMatic, Inc., Class A*	4,050	61,479
		1,051,072
Metals & mining—0.1%
Alpha Metallurgical Resources, Inc.	322	128,555
Ryerson Holding Corp.	7,755	266,152
		394,707
Oil, gas & consumable fuels—1.1%
APA Corp.	17,321	542,667
CVR Energy, Inc.	21,623	729,344

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Oil, gas & consumable fuels—(concluded)
Excelerate Energy, Inc., Class A	9,100	$139,412
Matador Resources Co.	2,004	109,999
Par Pacific Holdings, Inc.*	26,408	966,269
Scorpio Tankers, Inc.	6,550	463,085
W&T Offshore, Inc.	23,200	70,528
		3,021,304
Paper & forest products—0.3%
Sylvamo Corp.	15,014	697,100
Passenger airlines—0.1%
American Airlines Group, Inc.*	21,937	312,164
Personal care products—0.6%
elf Beauty, Inc.*	7,261	1,158,347
Medifast, Inc.	5,933	324,239
USANA Health Sciences, Inc.*	5,144	240,842
		1,723,428
Pharmaceuticals—1.4%
Amphastar Pharmaceuticals, Inc.*	21,786	1,162,501
Arvinas, Inc.*	3,480	144,420
Axsome Therapeutics, Inc.*	4,222	380,107
Corcept Therapeutics, Inc.*	20,557	433,753
Cymabay Therapeutics, Inc.*	18,417	432,984
Intra-Cellular Therapies, Inc.*	2,980	200,673
Ligand Pharmaceuticals, Inc.*	9,919	725,079
Phathom Pharmaceuticals, Inc.*	12,547	84,065
Verona Pharma PLC, ADR*	7,556	138,652
		3,702,234
Professional services—5.4%
Barrett Business Services, Inc.	2,177	244,412
CBIZ, Inc.*	11,140	709,172
CSG Systems International, Inc.	18,414	926,408
ExlService Holdings, Inc.*	21,734	679,840
Exponent, Inc.	24,954	2,200,693
Huron Consulting Group, Inc.*	1,493	154,570
IBEX Holdings Ltd.*	4,724	85,127
Insperity, Inc.	14,221	1,631,007
KBR, Inc.	20,965	1,092,486
Kforce, Inc.	7,991	546,185
Paycom Software, Inc.	527	100,257
Paycor HCM, Inc.*	88,268	1,715,047
Paylocity Holding Corp.*	19,271	3,052,719
TriNet Group, Inc.*	13,032	1,481,738
		14,619,661
Real estate management & development—0.4%
Compass, Inc., Class A*	66,595	229,087
LuxUrban Hotels, Inc.*,1	74,716	310,818
Opendoor Technologies, Inc.*	13,376	45,746
Redfin Corp.*	38,156	311,353
RMR Group, Inc., Class A	6,700	174,803
		1,071,807
	Number of shares	Value
Common stocks—(continued)
Semiconductors & semiconductor equipment—3.3%
ACM Research, Inc., Class A*	40,112	$690,728
Ambarella, Inc.*	9,875	519,030
Credo Technology Group Holding Ltd.*	76,033	1,559,437
FormFactor, Inc.*	12,858	498,505
MaxLinear, Inc.*	23,816	495,849
Onto Innovation, Inc.*	5,640	910,860
Power Integrations, Inc.	29,072	2,179,237
Silicon Laboratories, Inc.*	9,784	1,206,954
SMART Global Holdings, Inc.*	36,558	718,365
		8,778,965
Software—18.5%
A10 Networks, Inc.	37,133	496,468
Agilysys, Inc.*	3,473	290,725
Alarm.com Holdings, Inc.*	44,444	2,703,084
American Software, Inc., Class A	14,265	161,622
Appfolio, Inc., Class A*	4,599	1,008,377
Arteris, Inc.*,1	3,126	19,350
AvePoint, Inc.*	49,815	383,575
Blackbaud, Inc.*	14,457	1,169,860
BlackLine, Inc.*	36,991	2,170,632
Box, Inc., Class A*	52,074	1,352,883
Braze, Inc., Class A*	14,800	799,940
CCC Intelligent Solutions Holdings, Inc.*	194,482	2,137,357
CyberArk Software Ltd.*	3,531	824,418
Descartes Systems Group, Inc.*	28,615	2,506,388
DocuSign, Inc.*	1,872	114,042
Domo, Inc., Class B*	29,478	320,426
DoubleVerify Holdings, Inc.*	54,341	2,174,183
Dropbox, Inc., Class A*	52,854	1,674,415
Dynatrace, Inc.*	7,454	424,878
Expensify, Inc., Class A*	42,163	68,304
Five9, Inc.*	39,336	2,984,029
Freshworks, Inc., Class A*	12,756	283,183
Gitlab, Inc., Class A*	13,989	994,758
Guidewire Software, Inc.*	18,683	2,086,517
Intapp, Inc.*	10,075	434,031
Kaltura, Inc.*	7,243	12,168
Lightspeed Commerce, Inc.*	27,294	503,301
LivePerson, Inc.*,1	66,912	187,354
Manhattan Associates, Inc.*	4,327	1,049,557
MeridianLink, Inc.*	12,722	289,426
Model N, Inc.*	52,344	1,410,671
Monday.com Ltd.*	1,572	330,183
Nutanix, Inc., Class A*	23,205	1,304,121
PowerSchool Holdings, Inc., Class A*	63,394	1,492,295
Procore Technologies, Inc.*	19,697	1,406,169
Qualys, Inc.*	9,715	1,837,787
Rimini Street, Inc.*	11,427	37,481
RingCentral, Inc., Class A*	22,911	776,454
SentinelOne, Inc., Class A*	11,338	303,858
Smartsheet, Inc., Class A*	30,179	1,357,150
SPS Commerce, Inc.*	25,699	4,723,476
Tenable Holdings, Inc.*	32,284	1,520,576
Varonis Systems, Inc.*	7,138	320,353
Workiva, Inc.*	34,470	3,203,642
		49,649,467

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Number of shares	Value
Common stocks—(concluded)
Specialty retail—3.1%
Arhaus, Inc.*	2,000	$23,380
Dick's Sporting Goods, Inc.	2,469	368,054
Five Below, Inc.*	23,899	4,288,915
Floor & Decor Holdings, Inc., Class A*	30,918	3,109,114
Sleep Number Corp.*	18,113	186,564
Upbound Group, Inc.	7,862	261,018
		8,237,045
Technology hardware, storage & peripherals—0.8%
Pure Storage, Inc., Class A*	3,080	123,169
Super Micro Computer, Inc.*	4,002	2,119,499
		2,242,668
Textiles, apparel & luxury goods—0.5%
Deckers Outdoor Corp.*	1,159	873,573
On Holding AG, Class A*	5,212	138,431
Wolverine World Wide, Inc.	42,959	359,137
		1,371,141
Tobacco—0.1%
Vector Group Ltd.	12,100	126,687
Trading companies & distributors—1.9%
Applied Industrial Technologies, Inc.	1,092	192,694
FTAI Aviation Ltd.	36,540	1,971,333
GMS, Inc.*	15,827	1,332,000
Herc Holdings, Inc.	6,935	1,022,843
Hudson Technologies, Inc.*	12,280	155,711
Karat Packaging, Inc.	3,408	82,201
MRC Global, Inc.*	6,450	68,757
Transcat, Inc.*	3,531	388,551
		5,214,090
Total common stocks (cost—$250,555,347)		267,628,256
	Number of shares	Value
Short term investments—0.5%
Investment companies—0.5%
State Street Institutional U.S. Government Money Market Fund, 5.300% (cost—$1,435,303)	1,435,303	$1,435,303
Investment of cash collateral from securities loaned—1.7%
Money market funds—1.7%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.296%[4] (cost—$4,472,917)	4,472,916	4,472,917
Total investments (cost—$256,463,567)—101.7%		273,536,476
Liabilities in excess of other assets—(1.7)%		(4,477,443)
Net assets—100.0%		$269,059,033

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2024 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2024 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$267,628,256	$—	$—	$267,628,256
Short-term investments	—	1,435,303	—	1,435,303
Investment of cash collateral from securities loaned	—	4,472,917	—	4,472,917
Total	$267,628,256	$5,908,220	$—	$273,536,476

At January 31, 2024, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

3  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

4  Rates shown reflect yield at January 31, 2024.

See accompanying notes to financial statements.

PACE International Equity Investments

Performance (unaudited)

For the six-months ended January 31, 2024, the Portfolio's Class P shares returned 2.62% before the deduction of the maximum PACE Select program fee.1 In comparison, the MSCI EAFE Index net (USD) (the "benchmark") returned 3.15%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 171. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Investment Manager's comments (unaudited)2

The Portfolio modestly underperformed its benchmark during the reporting period. Stock selection was the primary driver of negative relative return though sector allocation was positive. Selection within Financials, Communication Services, and Consumer Discretionary was particularly weak but partly offset by better selection in Consumer Staples. Positive sector allocation was from the overweight to Information Technology and the underweight to Consumer Staples. From a country perspective, the overweight to Singapore was a headwind. Opportunistic allocation to China was also negative relative to the benchmark. Stock selection was strong in Japan and United Kingdom but partially offset by selections in Denmark, US, and Australia. The cash allocation was a headwind on performance given better equity markets.

Broadly, the fund remained relatively style neutral and balanced. The underperformance was more from idiosyncratic selections.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust –
PACE International Equity Investments

Investment Manager:

UBS Asset Management (Americas) LLC ("UBS AM")

Investment Subadvisors:

Mondrian Investment Partners Limited ("Mondrian");

Chautauqua Capital Management, a division of Robert W. Baird & Co. Incorporated ("Baird");

Los Angeles Capital Management and Equity Research, LLC ("Los Angeles Capital")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Mayoor Joshi, Edward Eccles, Christopher Andersen, CFA, Sofia Westerlund and Shu-Han Hsu

Mondrian: Elizabeth A. Desmond, Nigel Bliss and Steve Dutaut;

Baird: Jesse Flores, CFA, Haicheng Li, CFA, Nathaniel Velarde;
Los Angeles Capital: Hal W. Reynolds, CFA, Daniel E. Allen, CFA, and Laina Draeger, CFA

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A strategy that invests in durable large-cap franchises that can grow excess returns on capital well into the future and trade at a significant discount to the subadvisor's estimate of the true worth of these operations.

(continued on next page)

PACE International Equity Investments

Investment process
(concluded)

• A "long/short" or "130/30" equity strategy in which the subadvisor will buy securities "long" that it believes will outperform the market or decrease portfolio risk, sells securities "short" that it believes will underperform the market and may invest the proceeds from those sales in additional securities.

• A strategy that involves achieving consistent risk adjusted excess returns by managing a concentrated portfolio of quality, growth companies generally headquartered outside of the United States.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE International Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/24	6 months	1 year	5 years	10 years or inception
Before deducting maximum sales charge
Class A1	2.45%	10.51%	7.32%	5.18%
Class Y2	2.61	10.73	7.61	5.46
Class P3	2.62	10.77	7.61	5.46
Class P2[3,5]	2.85	N/A	N/A	13.35
After deducting maximum sales charge
Class A1	(3.16)	4.43	6.11	4.59
MSCI EAFE Index net (USD)[4]	3.15	10.01	6.92	4.77

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 28, 2023 were as follows: Class A—1.87% and 1.75%; Class Y—1.60% and 1.51%; Class P—1.59% and 1.50%; and Class P2—1.46% and 0.85%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) LLC ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2024 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.25%; Class Y—1.00%; and Class P—1.00%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The Portfolio and UBS AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated through November 30, 2024 with respect to Class P2 to waive (i) its management fees in an amount equal to the portion of the management fees UBS AM retains after payment by UBS AM of any sub-advisory fees, and (ii) its administrative services fees in an amount equal to the portion of the administrative services fees UBS AM retains after payment by UBS AM of any sub-administration fees and charges paid to third parties. These fee waiver/expense reimbursement agreements may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive, if applicable.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P and Class P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P and Class P2 shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The MSCI EAFE Index net (USD) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses. Inception return for the Index is for the 10 years ended.

5  Inception date of Class P2 is March 27, 2023.

N/A = Not applicable.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

PACE International Equity Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of January 31, 2024

Top ten equity holdings (long holdings)
Novartis AG ,Registered Shares	2.2%
Novo Nordisk AS ,Class B	1.8
ASML Holding NV	1.8
Honda Motor Co. Ltd.	1.4
Shell PLC	1.3
Allianz SE ,Registered Shares	1.3
DBS Group Holdings Ltd.	1.3
Kering SA	1.3
United Overseas Bank Ltd.	1.3
Genmab AS	1.2
Total	17.3%
Top ten equity holdings (short holdings)
FANUC Corp.	(0.6)%
Eni SpA	(0.6)
Yaskawa Electric Corp.	(0.5)
Investor AB, Class B	(0.4)
Nitori Holdings Co. Ltd.	(0.4)
Svenska Cellulosa AB SCA, Class B	(0.4)
DSV AS	(0.3)
Keisei Electric Railway Co. Ltd.	(0.3)
Ibiden Co. Ltd.	(0.3)
BioMerieux	(0.3)
Total	(4.1)%
Top five issuer breakdown by country or territory of origin (long holdings)
Japan	29.5%
United Kingdom	11.7
France	8.2
Netherlands	7.2
United States	6.7
Total	63.3%
Top five issuer breakdown by country or territory of origin (short holdings)
Japan	(6.0)%
Sweden	(1.3)
Italy	(1.0)
Australia	(0.8)
France	(0.7)
Total	(9.8)%

1  The portfolio is actively managed and its composition will vary over time.

PACE International Equity Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of January 31, 2024

Common stocks
Aerospace & defense	1.8%
Air freight & logistics	0.9
Automobile components	1.0
Automobiles	3.7
Banks	13.4
Beverages	0.6
Biotechnology	1.8
Broadline retail	1.0
Building products	1.7
Capital markets	1.1
Chemicals	1.8
Commercial services & supplies	1.6
Construction & engineering	1.5
Construction materials	1.0
Consumer staples distribution & retail	1.8
Containers & packaging	0.0	†
Diversified consumer services	0.2
Diversified REITs	0.4
Diversified telecommunication services	1.1
Electric utilities	2.5
Electrical equipment	1.0
Electronic equipment, instruments & components	1.8
Energy equipment & services	0.4
Entertainment	0.8
Financial services	1.0
Food products	1.3
Gas utilities	1.6
Ground transportation	0.9
Health care equipment & supplies	2.0
Health care providers & services	0.2
Health care technology	0.4
Hotels, restaurants & leisure	1.0
Household durables	1.8
Household products	0.0	†
Independent power and renewable electricity producers	0.3
Industrial conglomerates	2.5
Industrial REITs	0.0	†
Insurance	5.8
IT services	2.8
Life sciences tools & services	0.1
Machinery	4.4
Marine transportation	0.4
Media	0.9
Common stocks—(concluded)
Metals & mining	1.8%
Multi-utilities	0.0 †
Oil, gas & consumable fuels	2.9
Passenger airlines	0.7
Personal care products	1.0
Pharmaceuticals	10.9
Professional services	3.1
Real estate management & development	1.2
Retail REITs	0.3
Semiconductors & semiconductor equipment	6.4
Software	3.9
Specialty retail	2.1
Technology hardware, storage & peripherals	1.7
Textiles, apparel & luxury goods	2.7
Tobacco	1.7
Trading companies & distributors	0.9
Transportation infrastructure	0.1
Wireless telecommunication services	0.5
Total common stocks	112.2
Preferred stocks
Automobiles	0.1
Rights	0.0 †
Warrant	0.0 †
Short-term investments	0.7
Investment of cash collateral from securities loaned	1.1
Total investments before investments sold short	114.1
Investments sold short Common stocks
Air freight & logistics	(0.3)
Automobiles	(0.1)
Banks	(0.2)
Beverages	(0.7)
Broadline retail	(0.0)†
Capital markets	(0.4)
Chemicals	(0.8)
Commercial services & supplies	(0.0)†
Communications equipment	(0.0)†
Construction & engineering	(0.3)
Consumer staples distribution & retail	(0.1)
Distributors	(0.1)
Diversified REITs	(0.1)

PACE International Equity Investments

Portfolio statistics and industry diversification—(unaudited) (concluded)1

As a percentage of net assets as of January 31, 2024

Investments sold short—(continued) Common stocks—(continued)
Diversified telecommunication services	(0.2)%
Electric utilities	(0.1)
Electronic equipment, instruments & components	(0.9)
Entertainment	(0.2)
Financial services	(0.7)
Food products	(0.4)
Ground transportation	(0.4)
Health care equipment & supplies	(0.5)
Hotels, restaurants & leisure	(0.5)
Household durables	(0.2)
Independent power and renewable electricity producers	(0.0)†
Industrial conglomerates	(0.3)
Industrial REITs	(0.1)
Insurance	(0.3)
IT services	(0.1)
Leisure products	(0.4)
Life sciences tools & services	(0.1)
Machinery	(1.3)
Media	(0.0)†
Investments sold short—(concluded) Common stocks—(concluded)
Metals & mining	(0.4)%
Multi-utilities	(0.2)
Office REITs	(0.1)
Oil, gas & consumable fuels	(0.6)
Paper & forest products	(0.6)
Personal care products	(0.6)
Pharmaceuticals	(0.3)
Real estate management & development	(0.2)
Semiconductors & semiconductor equipment	(0.3)
Specialty retail	(0.4)
Technology hardware, storage & peripherals	(0.0)†
Total common stocks	(13.4)
Preferred stocks
Life sciences tools & services	(0.1)
Total investments sold short	(13.5)
Total investments	100.6
Liabilities in excess of other assets	(0.6)
Net assets	100.0%

†  Amount represents less than 0.05% or (0.05)%.

PACE International Equity Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Number of shares	Value
Common stocks—112.2%
Australia—4.1%
APA Group[1]	9,671	$53,491
Aurizon Holdings Ltd.[2]	1,676,075	4,131,577
BHP Group Ltd.[1]	90,157	2,758,264
BlueScope Steel Ltd.	166,574	2,543,303
Cochlear Ltd.[1]	3,948	783,476
Computershare Ltd.	230,754	3,822,036
Fortescue Ltd.[1]	59,080	1,141,824
Glencore PLC[1]	147,674	781,337
IDP Education Ltd.[2]	111,108	1,422,822
Insurance Australia Group Ltd.	513,630	2,016,216
Lottery Corp. Ltd.	68,295	224,170
Medibank Pvt Ltd.	1,166,567	2,920,664
Northern Star Resources Ltd.	166,441	1,427,699
Stockland[1]	373,030	1,101,599
Telstra Group Ltd.[1]	82,915	218,675
Wesfarmers Ltd.[1]	36,710	1,389,728
Woolworths Group Ltd.[1]	127,383	2,991,584
		29,728,465
Austria—0.5%
ANDRITZ AG	43,634	2,686,216
Erste Group Bank AG	28,197	1,214,682
		3,900,898
Canada—2.0%
Constellation Software, Inc.	2,759	7,625,466
Fairfax Financial Holdings Ltd.	6,667	6,949,757
		14,575,223
China—1.6%
Alibaba Group Holding Ltd., ADR	23,532	1,698,305
BeiGene Ltd., ADR*,2	11,975	1,775,054
KE Holdings, Inc., ADR	127,661	1,808,956
Prosus NV	129,132	3,819,330
SITC International Holdings Co. Ltd.	570,000	864,886
Wuxi Biologics Cayman, Inc.*,3	373,071	981,749
Xinyi Glass Holdings Ltd.	712,000	590,265
		11,538,545
Denmark—5.2%
AP Moller—Maersk AS, Class B1	1,174	2,164,620
Carlsberg AS, Class B1	12,540	1,613,490
Coloplast AS, Class B	28,370	3,270,258
Genmab AS*	32,680	9,036,739
Novo Nordisk AS, ADR	65,442	7,508,815
Novo Nordisk AS, Class B	112,736	12,886,219
Tryg AS	44,144	943,539
		37,423,680
Finland—1.0%
Nordea Bank Abp	463,855	5,715,803
Wartsila OYJ Abp[2]	90,379	1,333,230
		7,049,033
	Number of shares	Value
Common stocks—(continued)
France—8.2%
Aeroports de Paris SA	4,432	$593,045
Air Liquide SA1	4,611	862,872
Airbus SE1	200	31,857
AXA SA1	53,493	1,795,509
Bouygues SA	163,138	5,976,167
Bureau Veritas SA	33,122	881,008
Capgemini SE	12,872	2,861,721
Cie de Saint-Gobain SA1	66,603	4,709,267
Covivio SA	21,477	1,040,000
Dassault Aviation SA	2,776	525,798
Dassault Systemes SE	79,922	4,143,018
Eiffage SA	4,099	428,879
Engie SA1	3,944	62,995
Hermes International SCA[1]	2,060	4,345,898
Kering SA	22,790	9,361,526
Klepierre SA1	2,357	61,024
Legrand SA1	790	76,563
L'Oreal SA1	10,535	5,041,566
LVMH Moet Hennessy Louis Vuitton SE1	2,412	2,006,925
Publicis Groupe SA1	8,586	860,262
Safran SA	33,582	6,270,057
SEB SA	4,131	504,438
Teleperformance SE	19,363	3,023,998
Thales SA1	4,591	671,452
TotalEnergies SE1	12,497	810,750
Unibail-Rodamco-Westfield*,1	8,174	585,297
Vinci SA1	16,623	2,099,855
		59,631,747
Germany—6.1%
Allianz SE, Registered Shares[1]	35,386	9,454,288
Bechtle AG	10,484	543,625
Carl Zeiss Meditec AG	2,063	217,464
Commerzbank AG	2,738	31,442
Continental AG	51,731	4,225,939
Deutsche Post AG1	90,982	4,357,506
Evonik Industries AG	294,633	5,420,111
Fresenius Medical Care AG	34,178	1,320,966
Fresenius SE & Co. KGaA[1]	10,355	290,694
GEA Group AG	10,108	404,816
Hannover Rueck SE	4,012	961,744
Heidelberg Materials AG	48,671	4,494,496
Knorr-Bremse AG	4,279	264,297
LEG Immobilien SE*	30,122	2,499,513
MTU Aero Engines AG	1,312	301,669
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	4,368	1,859,540
Nemetschek SE	3,359	309,947
Rational AG	1,357	1,042,428
SAP SE1	19,907	3,448,820
Vonovia SE1	84,989	2,647,607
Wacker Chemie AG	2,650	287,315
		44,384,227

PACE International Equity Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Hong Kong—1.7%
AIA Group Ltd.[1]	13,600	$106,657
Futu Holdings Ltd., ADR*,2	3,711	173,378
Hang Lung Properties Ltd.	317,000	368,024
Hong Kong & China Gas Co. Ltd.[1]	103,000	73,298
Hong Kong Exchanges & Clearing Ltd.[1]	106,627	3,232,802
Jardine Matheson Holdings Ltd.	98,300	3,947,149
Link REIT[1]	106,300	533,167
New World Development Co. Ltd.	39,000	47,800
Swire Pacific Ltd., Class A	25,000	193,426
WH Group Ltd.[3]	6,066,189	3,579,019
		12,254,720
India—1.3%
HDFC Bank Ltd., ADR	90,320	5,011,857
Tata Consultancy Services Ltd.	102,318	4,699,577
		9,711,434
Indonesia—0.8%
Bank Rakyat Indonesia Persero Tbk. PT	15,085,516	5,434,336
Ireland—0.1%
Kingspan Group PLC	10,477	850,906
Smurfit Kappa Group PLC	949	35,365
		886,271
Israel—1.7%
Azrieli Group Ltd.	3,893	262,321
Bank Hapoalim BM	342,483	2,913,815
Bank Leumi Le-Israel BM	386,918	2,938,706
Israel Discount Bank Ltd., Class A	494,587	2,399,187
Mizrahi Tefahot Bank Ltd.	29,535	1,099,213
Teva Pharmaceutical Industries Ltd., ADR*	123,714	1,496,939
Wix.com Ltd.*	11,193	1,420,168
		12,530,349
Italy—4.3%
Coca-Cola HBC AG1	90,945	2,673,487
Enel SpA	1,207,386	8,238,449
Eni SpA	165,110	2,632,075
Ferrari NV1	2,161	753,621
Intesa Sanpaolo SpA	1,392,744	4,291,453
Moncler SpA	26,324	1,619,366
Prysmian SpA	841	37,012
Recordati Industria Chimica e Farmaceutica SpA	25,228	1,392,441
Snam SpA	1,462,141	7,141,014
UniCredit SpA	79,738	2,335,690
		31,114,608
Japan—29.5%
Aeon Co. Ltd.	22,500	537,686
AGC, Inc.	13,000	488,907
ANA Holdings, Inc.*	75,100	1,659,572
Asahi Kasei Corp.[1]	21,700	164,563
Bridgestone Corp.[1]	19,300	836,321
Canon, Inc.[1,2]	104,400	2,875,920
Central Japan Railway Co.[1]	81,200	2,029,402
Chubu Electric Power Co., Inc.	199,300	2,585,456
	Number of shares	Value
Common stocks—(continued)
Japan—(continued)
Dai-ichi Life Holdings, Inc.	51,700	$1,133,924
Daiwa Securities Group, Inc.[1]	2,300	16,484
Disco Corp.	1,700	458,726
ENEOS Holdings, Inc.[1]	307,700	1,242,663
FANUC Corp.	107,529	2,974,506
Fast Retailing Co. Ltd.[1]	13,100	3,497,396
Fuji Electric Co. Ltd.	53,900	2,699,312
FUJIFILM Holdings Corp.	104,500	6,623,722
Fujitsu Ltd.	55,400	7,668,149
Hitachi Ltd.[1]	66,800	5,247,163
Honda Motor Co. Ltd.[1]	919,700	10,280,462
Hoya Corp.[1]	11,900	1,511,646
Inpex Corp.[1]	49,800	676,904
Isuzu Motors Ltd.	209,800	2,862,709
ITOCHU Corp.[1]	11,800	535,532
Japan Airlines Co. Ltd.	58,100	1,116,436
Japan Metropolitan Fund Invest[1]	971	659,157
Japan Post Bank Co. Ltd.	368,300	3,830,263
Japan Post Holdings Co. Ltd.[1]	142,800	1,366,979
Japan Tobacco, Inc.[1]	144,900	3,819,185
JFE Holdings, Inc.[1]	12,600	198,939
Kajima Corp.	27,100	483,650
Kao Corp.	50,200	1,986,292
KDDI Corp.[1]	36,000	1,192,861
Keyence Corp.[1]	11,161	4,993,408
Kyocera Corp.	270,300	3,957,211
Kyowa Kirin Co. Ltd.	38,100	600,150
Lasertec Corp.	20,400	5,312,752
M3, Inc.	187,700	2,961,905
Makita Corp.	41,200	1,108,898
Marubeni Corp.[1]	125,100	2,133,789
Mazda Motor Corp.	245,500	2,976,306
MINEBEA MITSUMI, Inc.	173,400	3,584,214
MISUMI Group, Inc.	7,800	133,730
Mitsubishi Chemical Group Corp.	55,400	334,048
Mitsubishi Electric Corp.	205,300	3,046,713
Mitsubishi UFJ Financial Group, Inc.[1]	287,200	2,690,072
Mizuho Financial Group, Inc.	85,400	1,550,997
MS&AD Insurance Group Holdings, Inc.	15,200	627,680
NEC Corp.	24,200	1,581,342
Nexon Co. Ltd.	122,500	1,954,981
NIDEC Corp.	36,300	1,353,874
Nintendo Co. Ltd.[1]	25,900	1,447,056
NIPPON EXPRESS HOLDINGS, Inc.	25,100	1,493,985
Nippon Steel Corp.[1]	29,000	697,875
Nippon Telegraph & Telephone Corp.	2,339,300	2,937,586
Nissan Motor Co. Ltd.	414,600	1,627,647
Nitto Denko Corp.[1]	27,000	2,239,862
Obayashi Corp.	49,900	461,901
Ono Pharmaceutical Co. Ltd.	159,800	2,880,255
Oriental Land Co. Ltd.[1]	14,700	545,959
ORIX Corp.[1]	2,200	42,480
Osaka Gas Co. Ltd.[1]	70,500	1,484,508
Otsuka Corp.	13,800	580,673
Recruit Holdings Co. Ltd.	214,628	8,477,530
Renesas Electronics Corp.*	90,800	1,489,808

PACE International Equity Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
SCSK Corp.	63,400	$1,244,834
Secom Co. Ltd.	74,200	5,385,460
Sekisui Chemical Co. Ltd.	126,600	1,807,536
Sekisui House Ltd.[2]	24,600	555,325
Seven & i Holdings Co. Ltd.[1]	8,500	335,706
SG Holdings Co. Ltd.	31,700	410,518
Shimadzu Corp.[1]	91,800	2,538,451
Shin-Etsu Chemical Co. Ltd.[1]	33,700	1,326,506
Shionogi & Co. Ltd.	89,600	4,300,479
SoftBank Corp.[1]	49,000	651,006
SoftBank Group Corp.[1]	14,700	634,608
Sony Group Corp.	83,500	8,188,704
Subaru Corp.	151,500	3,022,320
SUMCO Corp.[2]	154,800	2,346,833
Sumitomo Corp.[1]	149,800	3,445,076
Sumitomo Electric Industries Ltd.	2,700	35,887
Sumitomo Metal Mining Co. Ltd.	109,000	3,012,615
Sumitomo Mitsui Financial Group, Inc.	63,700	3,313,250
Suzuki Motor Corp.	117,625	5,283,557
Takeda Pharmaceutical Co. Ltd.	196,400	5,772,290
Tokio Marine Holdings, Inc.	202,800	5,347,313
Tokyo Electron Ltd.[1]	13,300	2,468,113
Tokyo Gas Co. Ltd.[1]	118,400	2,719,869
Tosoh Corp.	15,100	194,709
Toyota Industries Corp.	69,900	5,912,079
Trend Micro, Inc.	3,300	188,791
USS Co. Ltd.	57,100	1,079,841
Yokogawa Electric Corp.	76,800	1,509,174
		213,600,932
Netherlands—7.2%
Adyen NV*,2,3	4,345	5,449,441
ASM International NV	5,319	2,947,969
ASML Holding NV1	14,824	12,861,123
ASML Holding NV, Registered Shares	8,902	7,743,138
ING Groep NV	38,853	552,042
Koninklijke Philips NV1	410,534	8,685,075
NN Group NV	33,466	1,371,712
Shell PLC[1]	308,172	9,554,043
Wolters Kluwer NV	21,415	3,156,936
		52,321,479
Norway—1.2%
Aker BP ASA	30,662	813,818
DNB Bank ASA	253,658	4,931,038
Gjensidige Forsikring ASA	84,281	1,355,615
Kongsberg Gruppen ASA	16,943	863,472
Norsk Hydro ASA	97,380	570,696
		8,534,639
Portugal—0.3%
Jeronimo Martins SGPS SA	101,295	2,303,785
Singapore—4.7%
CapitaLand Ascendas REIT	7,600	16,471
DBS Group Holdings Ltd.	395,574	9,369,282
	Number of shares	Value
Common stocks—(continued)
Singapore—(concluded)
Genting Singapore Ltd.	2,559,400	$1,922,120
Grab Holdings Ltd., Class A*	76,074	233,547
Jardine Cycle & Carriage Ltd.	26,800	517,134
Mapletree Pan Asia Commercial Trust	490,700	531,386
Oversea-Chinese Banking Corp. Ltd.	393,600	3,764,929
Sea Ltd., ADR*	63,607	2,425,971
Singapore Airlines Ltd.	438,000	2,173,918
Singapore Exchange Ltd.	29,300	204,591
Singapore Telecommunications Ltd.	1,941,300	3,464,333
United Overseas Bank Ltd.	442,798	9,333,535
		33,957,217
Spain—2.6%
Acciona SA	9,879	1,277,895
ACS Actividades de Construccion y Servicios SA2	28,607	1,128,846
Banco Bilbao Vizcaya Argentaria SA	89,269	835,508
Banco Santander SA	2,004,138	8,054,749
CaixaBank SA	92,132	392,850
Grifols SA*	114,679	1,249,169
Industria de Diseno Textil SA1	137,496	5,878,967
		18,817,984
Sweden—3.4%
Alfa Laval AB	40,723	1,494,241
Assa Abloy AB, Class B	198,245	5,437,011
Atlas Copco AB, Class A1	305,348	4,873,175
Epiroc AB, Class A	2,118	37,422
Essity AB, Class B1	11,542	271,044
Fastighets AB Balder, Class B*	4,948	32,841
H & M Hennes & Mauritz AB, Class B1	16,028	226,135
Lifco AB, Class B	33,662	812,160
Sagax AB, Class B	24,738	601,166
Skandinaviska Enskilda Banken AB, Class A	212,668	3,020,340
SKF AB, Class B	38,359	755,869
Swedbank AB, Class A	17,066	347,771
Telia Co. AB2	487,609	1,257,627
Volvo AB, Class B1	229,051	5,489,281
Volvo Car AB, Class B*,2	54,628	142,415
		24,798,498
Switzerland—4.9%
ABB Ltd., Registered Shares[1]	3,294	139,375
Cie Financiere Richemont SA, Class A, Registered Shares[1]	12,654	1,879,556
Logitech International SA, Registered Shares[1]	30,014	2,516,172
Novartis AG, Registered Shares[1]	152,521	15,772,764
Partners Group Holding AG1	1,839	2,481,133
Sandoz Group AG*	100,767	3,455,803
Schindler Holding AG1	149	37,114
SGS SA, Registered Shares	375	34,652
Sika AG, Registered Shares[1]	9,140	2,523,168
Swiss Prime Site AG, Registered Shares	1,155	116,984
Temenos AG, Registered Shares[2]	67,068	6,825,537
		35,782,258

PACE International Equity Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Number of shares	Value
Common stocks—(concluded)
Taiwan—1.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	198,000	$3,963,662
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	52,244	5,901,482
		9,865,144
United Kingdom—11.7%
abrdn PLC[1]	457,030	972,301
Associated British Foods PLC	136,298	4,037,058
AstraZeneca PLC	40,994	5,434,855
BAE Systems PLC[1]	233,013	3,471,070
Barratt Developments PLC	5,383	36,686
BP PLC	920,295	5,374,906
British American Tobacco PLC[1]	10,796	318,305
CK Hutchison Holdings Ltd.	1,085,500	5,606,412
Compass Group PLC[1]	91,115	2,509,649
DCC PLC	20,063	1,458,566
HSBC Holdings PLC[1]	440,429	3,438,739
Imperial Brands PLC[1]	353,842	8,494,022
Informa PLC	3,531	34,680
InterContinental Hotels Group PLC[1]	18,266	1,730,759
Kingfisher PLC	1,592,231	4,426,920
Land Securities Group PLC	106,519	898,030
Lloyds Banking Group PLC	15,691,567	8,411,548
M&G PLC[1]	90,916	257,053
Persimmon PLC	92,966	1,712,257
RELX PLC[1]	46,979	1,939,014
Rolls-Royce Holdings PLC*	293,460	1,114,106
Smiths Group PLC	31,104	637,434
SSE PLC[2]	274,907	5,854,951
St. James's Place PLC[1]	72,064	593,253
Taylor Wimpey PLC	23,923	44,664
Tesco PLC	1,926,535	6,981,030
Unilever PLC[1]	4,896	238,240
Vodafone Group PLC	1,609,489	1,368,292
Wise PLC, Class A*,1	166,341	1,696,662
WPP PLC[2]	609,268	5,891,920
		84,983,382
United States—6.7%
Aptiv PLC*	25,167	2,046,832
Atlassian Corp., Class A*	21,328	5,327,095
Brookfield Renewable Corp., Class A2	78,181	2,182,814
CSL Ltd.[1]	4,276	839,710
Experian PLC	21,786	906,785
GSK PLC	385,234	7,619,055
James Hardie Industries PLC, CDI*,1	79,135	2,973,136
Monday.com Ltd.*	1,000	210,040
Nestle SA, Registered Shares[1]	16,745	1,908,102
Roche Holding AG1	10,629	3,026,250
Sanofi SA	71,852	7,195,657
SolarEdge Technologies, Inc.*,2	17,875	1,188,688
Swiss Re AG	35,613	4,077,704
Tenaris SA	161,736	2,554,505
Waste Connections, Inc.	39,471	6,128,267
		48,184,640
Total common stocks (cost—$694,194,894)		813,313,494
	Number of shares	Value
Preferred stocks—0.1%
Germany—0.1%
Porsche Automobil Holding SE (cost—$1,054,768)	17,742	$885,751
	Number of warrants
Warrant—0.0%†
Canada—0.0%†
Constellation Software, Inc. expires 03/31/40*,2,4	$2,948	0
Total warrants (cost—$0)		0
Rights—0.0%†
Spain—0.0%†
ACS Actividades de Construccion y Servicios SA expires 02/02/24*,2	28,607	13,108
Total rights (cost—$14,209)		13,108
	Number of shares
Short-term investments—0.7%
Investment companies—0.7%
State Street Institutional U.S. Government Money Market Fund, 5.300%[5] (cost—$5,526,982)	5,526,982	5,526,982
Investment of cash collateral from securities loaned—1.1%
Money market funds—1.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.296%[5] (cost—$7,814,866)	7,814,866	7,814,866
Total investments before investments sold short (cost—$708,605,719)—114.1		827,554,201
Investments sold short—(13.5)%
Common stocks—(13.4)%
Australia—(0.8)%
Aristocrat Leisure Ltd.	(40,720)	(1,173,983)
ASX Ltd.	(851)	(36,382)
Goodman Group	(10,089)	(167,469)
Mineral Resources Ltd.	(47,257)	(1,822,646)
Mirvac Group	(190,260)	(267,392)
Suncorp Group Ltd.	(41,525)	(382,218)
Treasury Wine Estates Ltd.	(105,298)	(738,362)
Washington H Soul Pattinson & Co. Ltd.	(60,569)	(1,353,907)
		(5,942,359)
Austria—(0.1)%
Mondi PLC	(36,146)	(647,713)
Belgium—(0.4)%
D'ieteren Group	(4,771)	(963,802)
Sofina SA	(3,452)	(825,591)
Syensqo SA	(12,988)	(1,157,841)
		(2,947,234)

PACE International Equity Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
China—(0.1)%
Wilmar International Ltd.	(324,300)	$(794,110)
Denmark—(0.4)%
Danske Bank AS	(13,735)	(368,805)
DSV AS	(13,797)	(2,468,417)
Novozymes AS, Class B	(646)	(33,102)
		(2,870,324)
Finland—(0.1)%
Stora Enso OYJ, Class R	(56,186)	(714,954)
France—(0.7)%
BioMerieux	(19,776)	(2,128,456)
Bollore SE	(43,842)	(289,578)
Remy Cointreau SA	(8,097)	(820,421)
Renault SA	(17,337)	(652,906)
Societe Generale SA	(32,987)	(847,931)
		(4,739,292)
Germany—(0.1)%
HelloFresh SE	(1,972)	(26,079)
Merck KGaA	(2,377)	(390,008)
		(416,087)
Hong Kong—(0.4)%
CK Infrastructure Holdings Ltd.	(36,500)	(216,768)
Henderson Land Development Co. Ltd.	(24,000)	(62,535)
MTR Corp. Ltd.	(104,500)	(339,971)
Prudential PLC	(127,535)	(1,310,112)
Sino Land Co. Ltd.	(386,055)	(403,259)
Sun Hung Kai Properties Ltd.	(37,500)	(350,002)
Wharf Real Estate Investment Co. Ltd.	(17,000)	(49,807)
		(2,732,454)
Ireland—(0.1)%
Kerry Group PLC, Class A	(9,511)	(847,753)
Italy—(1.0)%
Davide Campari-Milano NV	(165,436)	(1,676,071)
Eni SpA	(252,841)	(4,030,624)
Telecom Italia SpA	(4,034,556)	(1,214,841)
		(6,921,536)
Japan—(6.0)%
Advantest Corp.	(53,200)	(2,117,244)
Asahi Intecc Co. Ltd.	(8,600)	(163,408)
Azbil Corp.	(3,100)	(100,175)
Daiwa House REIT Investment Corp.	(263)	(464,695)
Dentsu Group, Inc.	(13,100)	(347,691)
Eisai Co. Ltd.	(38,400)	(1,808,203)
FANUC Corp.	(152,200)	(4,210,212)
Hamamatsu Photonics KK	(27,900)	(1,102,187)
Hirose Electric Co. Ltd.	(8,400)	(977,363)
Ibiden Co. Ltd.	(46,400)	(2,334,845)
Japan Exchange Group, Inc.	(9,800)	(216,891)
Japan Real Estate Investment Corp.	(103)	(394,855)
JSR Corp.	(60,800)	(1,658,299)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Japan—(concluded)
Kao Corp.	(11,900)	$(470,854)
Keisei Electric Railway Co. Ltd.	(54,500)	(2,466,117)
Konami Group Corp.	(18,900)	(1,162,316)
Kose Corp.	(14,300)	(935,544)
Kubota Corp.	(30,800)	(466,234)
MatsukiyoCocokara & Co.	(16,400)	(298,099)
MINEBEA MITSUMI, Inc.	(61,400)	(1,269,151)
Mitsui Fudosan Co. Ltd.	(20,000)	(502,075)
Nippon Building Fund, Inc.	(100)	(404,611)
Nippon Prologis REIT, Inc.	(334)	(594,253)
Nissan Chemical Corp.	(8,500)	(339,004)
Nissin Foods Holdings Co. Ltd.	(1,200)	(38,822)
Nitori Holdings Co. Ltd.	(20,600)	(2,696,163)
Nomura Holdings, Inc.	(104,200)	(561,236)
Nomura Real Estate Holdings, Inc.	(4,000)	(109,463)
NTT Data Group Corp.	(33,000)	(475,320)
Olympus Corp.	(73,000)	(1,080,667)
Omron Corp.	(22,500)	(1,011,718)
Rakuten Group, Inc.	(35,800)	(157,261)
Resona Holdings, Inc.	(49,000)	(270,493)
Ricoh Co. Ltd.	(29,700)	(233,442)
Sharp Corp.	(106,400)	(715,466)
Shimano, Inc.	(9,500)	(1,363,965)
Shimizu Corp.	(25,100)	(168,022)
Shiseido Co. Ltd.	(47,700)	(1,329,718)
Sumitomo Chemical Co. Ltd.	(285,400)	(671,997)
Sumitomo Metal Mining Co. Ltd.	(49,000)	(1,354,295)
Taisei Corp.	(5,800)	(211,460)
TOPPAN Holdings, Inc.	(8,500)	(234,298)
Yamaha Corp.	(60,400)	(1,328,229)
Yaskawa Electric Corp.	(88,200)	(3,323,931)
Zensho Holdings Co. Ltd.	(25,000)	(1,224,218)
		(43,364,510)
Macau—(0.2)%
Galaxy Entertainment Group Ltd.	(86,000)	(446,329)
Sands China Ltd.	(391,600)	(1,027,860)
		(1,474,189)
Netherlands—(0.5)%
Aegon Ltd.	(30,060)	(177,337)
Heineken NV	(15,573)	(1,566,574)
JDE Peet's NV	(16,381)	(404,371)
OCI NV	(42,851)	(1,223,995)
		(3,372,277)
New Zealand—(0.1)%
Mercury NZ Ltd.	(192,256)	(793,073)
Norway—(0.1)%
Salmar ASA	(16,493)	(915,533)
Singapore—(0.4)%
Keppel Ltd.	(374,000)	(1,987,346)
Sembcorp Industries Ltd.	(257,900)	(1,085,369)
UOL Group Ltd.	(35,400)	(164,383)
		(3,237,098)

PACE International Equity Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Spain—(0.0)%†
EDP Renovaveis SA	(287)	$(4,648)
Endesa SA	(1,600)	(31,699)
		(36,347)
Sweden—(1.3)%
EQT AB	(40,503)	(1,087,592)
Hexagon AB, Class B	(94,476)	(1,031,072)
Investor AB, Class B	(122,502)	(2,884,281)
L E Lundbergforetagen AB, Class B	(6,174)	(321,917)
Skanska AB, Class B	(88,213)	(1,529,578)
Svenska Cellulosa AB SCA, Class B	(192,819)	(2,625,022)
Telefonaktiebolaget LM Ericsson, Class B	(46,059)	(255,327)
		(9,734,789)
Switzerland—(0.0)%†
EMS-Chemie Holding AG, Registered Shares	(190)	(143,434)
United Kingdom—(0.3)%
Berkeley Group Holdings PLC	(6,607)	(400,085)
Croda International PLC	(8,890)	(538,081)
Diageo PLC	(933)	(33,698)
JD Sports Fashion PLC	(253,250)	(374,231)
London Stock Exchange Group PLC	(6,904)	(780,939)
National Grid PLC	(2,729)	(36,348)
	Number of shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
United Kingdom—(concluded)
Ocado Group PLC	(4,408)	$(30,194)
Phoenix Group Holdings PLC	(7,760)	(49,545)
		(2,243,121)
United States—(0.3)%
Ferrovial SE	(10,582)	(403,547)
Haleon PLC	(272,140)	(1,105,368)
Qiagen NV	(16,962)	(735,944)
		(2,244,859)
Total common stocks (cost—$(98,484,006))		(97,133,046)
Preferred stocks—(0.1)%
Sartorius AG	(2,596)	(947,027)
Total preferred stocks (cost—$(887,858))		(947,027)
Total investments sold short (proceeds—$(99,371,864))		(98,080,073)
Total investments (cost—$609,233,855)—100.6%		729,474,128
Liabilities in excess of other assets—(0.6)%		(4,323,404)
Net assets—100.0%		$725,150,724

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2024 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$68,856,569	$744,456,925	$—	$813,313,494
Preferred stocks	—	885,751	—	885,751
Warrant	—	—	0	0
Rights	13,108	—	—	13,108
Short-term investments	—	5,526,982	—	5,526,982
Investment of cash collateral from securities loaned	—	7,814,866	—	7,814,866
Total	$68,869,677	$758,684,524	$0	$827,554,201
Liabilities
Investments sold short
Common stocks	$(1,805,554)	$(95,327,492)	$—	$(97,133,046)
Preferred stocks	—	(947,027)	—	(947,027)
Total	$(1,805,554)	$(96,274,519)	$—	$(98,080,073)

PACE International Equity Investments

Portfolio of investments—January 31, 2024 (unaudited)

At January 31, 2024, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

*  Non-income producing security.

1  Security, or portion thereof, pledged as collateral for investments sold short.

2  Security, or portion thereof, was on loan at the period end.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registrations, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $10,010,209, represented 1.4% of the Portfolios net assets at period end.

4  Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

5  Rates shown reflect yield at January 31, 2024.

See accompanying notes to financial statements.

PACE International Emerging Markets Equity Investments

Performance (unaudited)

For the six-months ended January 31, 2024, the Portfolio's Class P shares returned -7.50% before the deduction of the maximum PACE Select program fee.1 In comparison, the MSCI Emerging Markets Index net (USD) (the "benchmark") returned -6.00%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 184. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Investment Manager's comments (unaudited)2

The Portfolio underperformed its benchmark during the reporting period. Sector allocation was the primary driver of relative return while stock selection was also negative. Within sector allocation, the overweight to Consumer Discretionary and Industrials, and the underweight to Utilities were the top detractors relative to the benchmark. Selections within Communication Services and Real Estate were particularly weak but partly offset by better selections in Consumer Discretionary and Information Technology. From a country perspective, the overweight to China and Hong Kong was a headwind amid the prolonged slowdown in China. The underweight to some outperforming countries like India and Taiwan was also negative. Opportunistic allocations to US were positive relative to the benchmark but unable to mitigate the headwinds. Stock selection was strong in China, Korea, and Taiwan but partially offset by negative selection in India and Brazil. The cash allocation was a tailwind on performance given the overall weakness of the equity market.

Broadly, the fund suffered from higher risk exposure as the emerging markets continued to be heavily impacted by the weak China market. The fund's positioning was not rewarded given that markets preferred value leaning, lower beta, and more defensive positioning.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE International Emerging Markets Equity Investments

Investment Manager:

UBS Asset Management (Americas) LLC ("UBS AM")

Investment Subadvisors:

William Blair & Company L.L.C. ("William Blair");

RWC Asset Advisors (US) LLC ("Redwheel");

ARGA Investment Management LP ("ARGA")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Mayoor Joshi, Edward Eccles, Christopher Andersen, CFA, Sofia Westerlund and Shu-Han Hsu

William Blair: Todd M. McClone, Hugo Scott-Gall, Ian Smith and Paul Birchenough

Redwheel: John Malloy

ARGA: A. Rama Krishna, CFA, Takashi Ito, CFA and Sujith Kumar

Objective:

Capital appreciation

Investment process:

The main strategies of the current subadvisors include:

• A strategy that invests in mid and large cap companies with a quality growth orientation.

• A strategy that uses a disciplined, deep value strategy based on fundamental research.

• A strategy that combines top-down analyses of economic, political and social factors with bottom-up

(continued on next page)

PACE International Emerging Markets Equity Investments

Investment process
(concluded)

quantitative and qualitative fundamental research to seek to identify countries, sectors and companies with robust growth characteristics.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE International Emerging Markets Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/24	6 months	1 year	5 years	10 years or inception
Before deducting maximum sales charge
Class A1	(7.56)%	(5.24)%	1.67%	2.11%
Class Y2	(7.46)	(4.94)	1.93	2.37
Class P3	(7.50)	(5.04)	1.90	2.35
Class P2[3,5]	(7.28)	N/A	N/A	4.94
After deducting maximum sales charge
Class A1	(12.64)	(10.44)	0.53	1.54
MSCI Emerging Markets Index net (USD)[4]	(6.00)	(2.94)	0.99	2.86

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 28, 2023 were as follows: Class A—1.68% and 1.46%; Class Y—1.43% and 1.21%; Class P—1.46% and 1.21%; and Class P2—1.31% and 0.92%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) LLC ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2024 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.45%; Class Y—1.20%; and Class P—1.20%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The Portfolio and UBS AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated through November 30, 2024 with respect to Class P2 to waive (i) its management fees in an amount equal to the portion of the management fees UBS AM retains after payment by UBS AM of any sub-advisory fees, and (ii) its administrative services fees in an amount equal to the portion of the administrative services fees UBS AM retains after payment by UBS AM of any sub-administration fees and charges paid to third parties. These fee waiver/expense reimbursement agreements may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive, if applicable.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P and Class P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P and Class P2 shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The MSCI Emerging Markets Index net (USD) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses. Inception return for the Index is for the 10 years ended.

5  Inception date of Class P2 is March 16, 2023.

N/A = Not applicable.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

PACE International Emerging Markets Equity Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of January 31, 2024

Top ten equity holdings
Samsung Electronics Co. Ltd.	4.8%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.9
Alibaba Group Holding Ltd.	3.0
Tencent Holdings Ltd.	3.0
SK Hynix, Inc.	2.7
Reliance Industries Ltd.	2.2
Taiwan Semiconductor Manufacturing Co. Ltd.	2.1
MercadoLibre, Inc.	2.0
Petroleo Brasileiro SA, ADR	1.8
HDFC Bank Ltd.	1.7
Total	27.2%
Top five issuer breakdown by country or territory of origin
China	25.9%
Brazil	14.1
India	12.3
Taiwan	12.1
South Korea	10.5
Total	74.9%

1  The portfolio is actively managed and its composition will vary over time.

PACE International Emerging Markets Equity Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of January 31, 2024

Common stocks
Automobile components	0.5%
Automobiles	2.0
Banks	16.1
Beverages	2.1
Broadline retail	7.3
Capital markets	1.3
Chemicals	0.9
Construction materials	0.4
Consumer finance	0.2
Consumer staples distribution & retail	3.9
Diversified telecommunication services	0.4
Electrical equipment	2.0
Electronic equipment, instruments & components	1.5
Financial services	0.9
Food products	2.1
Ground transportation	1.6
Health care providers & services	1.0
Hotels, restaurants & leisure	2.8
Household durables	2.9
Independent power and renewable electricity producers	0.7
Insurance	2.4
Interactive media & services	5.6
IT services	1.4
Life sciences tools & services	0.3
Machinery	1.5
Metals & mining	4.0
Common stocks—(concluded)
Oil, gas & consumable fuels	5.5%
Paper & forest products	0.5
Passenger airlines	1.2
Personal care products	0.4
Pharmaceuticals	0.6
Real estate management & development	1.7
Semiconductors & semiconductor equipment	13.0
Software	0.8
Specialty retail	0.6
Technology hardware, storage & peripherals	5.4
Textiles, apparel & luxury goods	0.7
Transportation infrastructure	1.5
Water utilities	0.1
Wireless telecommunication services	0.8
Total common stocks	98.6
Preferred stocks
Banks	0.6
Rights	0.0
Short-term investments	1.2
Investment of cash collateral from securities loaned	2.6
Total investments	103.0
Liabilities in excess of other assets	(3.0)
Net assets	100.0%

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Number of shares	Value
Common stocks—98.6%
Argentina—0.2%
Grupo Financiero Galicia SA, ADR*	13,590	$293,680
YPF SA, ADR*,1	29,028	501,604
		795,284
Brazil—13.4%
Atacadao SA	599,000	1,258,596
B3 SA—Brasil Bolsa Balcao	783,700	2,070,611
Banco Bradesco SA, ADR[1]	1,145,785	3,551,934
Banco Bradesco SA	398,420	1,100,110
Banco BTG Pactual SA	324,400	2,358,487
Banco do Brasil SA	240,700	2,742,515
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	19,700	313,568
Localiza Rent a Car SA	200,862	2,194,141
Lojas Renner SA	351,400	1,138,376
MercadoLibre, Inc.*	4,240	7,258,074
Petroleo Brasileiro SA, ADR	381,176	6,506,674
Raia Drogasil SA	412,344	2,105,664
Rumo SA	777,772	3,620,100
Sendas Distribuidora SA	633,800	1,747,479
Suzano SA	167,800	1,748,312
TOTVS SA	442,700	2,816,467
Vale SA, ADR	166,918	2,285,107
WEG SA	479,900	3,132,562
		47,948,777
Canada—1.1%
Ivanhoe Mines Ltd., Class A*,1	373,050	3,915,159
China—25.9%
Airtac International Group	88,000	2,637,338
Alibaba Group Holding Ltd.	1,184,539	10,624,099
Alibaba Group Holding Ltd., ADR	12,076	871,526
ANTA Sports Products Ltd.	144,000	1,215,425
Baidu, Inc., ADR*	36,433	3,836,759
Baidu, Inc., Class A*	151,730	1,964,480
Bank of China Ltd., Class A	6,492,400	3,908,688
China International Capital Corp. Ltd., Class H2	315,783	375,353
China Merchants Port Holdings Co. Ltd.	1,547,380	1,913,143
China Overseas Land & Investment Ltd.	1,794,000	2,713,945
China Resources Power Holdings Co. Ltd.	1,144,000	2,314,426
Contemporary Amperex Technology Co. Ltd., Class A	73,720	1,557,946
Country Garden Services Holdings Co. Ltd.	1,651,152	1,090,738
Geely Automobile Holdings Ltd.	2,171,727	2,058,490
Gree Electric Appliances, Inc. of Zhuhai, Class A	1,082,900	5,325,848
Hello Group, Inc., ADR	20,839	122,325
Hengli Petrochemical Co. Ltd., Class A*	18,000	29,484
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	152,100	1,938,347
Kanzhun Ltd., ADR	28,280	393,375
Kuaishou Technology*,2	408,907	2,061,029
Kweichow Moutai Co. Ltd., Class A	19,100	4,275,121
Lenovo Group Ltd.	1,014,000	1,061,730
	Number of shares	Value
Common stocks—(continued)
China—(concluded)
Li Auto, Inc., ADR*,1	15,838	$438,396
Li Auto, Inc., Class A*	49,651	686,322
Longfor Group Holdings Ltd.[1,2]	1,205,000	1,336,111
Midea Group Co. Ltd., Class A	387,297	3,143,142
PDD Holdings, Inc., ADR*	40,337	5,117,555
PICC Property & Casualty Co. Ltd., Class H	1,010,000	1,256,303
Ping An Insurance Group Co. of China Ltd., Class A	582,000	3,292,736
Shanghai Mechanical & Electrical Industry Co. Ltd., Class A	855,800	1,311,371
Shenzhen Inovance Technology Co. Ltd., Class A	200,500	1,563,719
Silergy Corp.	127,000	1,562,955
Suofeiya Home Collection Co. Ltd., Class A	806,400	1,744,528
Tencent Holdings Ltd.	305,711	10,611,626
Trip.com Group Ltd., ADR*	63,178	2,309,788
Will Semiconductor Co. Ltd. Shanghai, Class A	86,910	1,045,657
XPeng, Inc., ADR*	100,796	839,631
XPeng, Inc., Class A*,1	79,000	329,007
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	57,351	1,592,237
Zijin Mining Group Co. Ltd., Class H	1,546,000	2,294,054
		92,764,753
Czech Republic—0.2%
Komercni Banka AS	22,520	738,828
Ghana—0.3%
Kosmos Energy Ltd.*	198,512	1,202,983
Greece—0.4%
Eurobank Ergasias Services & Holdings SA, Class A*	370,990	715,070
National Bank of Greece SA*	93,075	707,657
		1,422,727
Hong Kong—1.8%
AIA Group Ltd.	235,800	1,849,242
Melco Resorts & Entertainment Ltd., ADR*	255,546	1,995,814
WH Group Ltd.[2]	4,491,683	2,650,068
		6,495,124
Hungary—0.6%
OTP Bank Nyrt	46,394	2,149,700
India—12.3%
Apollo Hospitals Enterprise Ltd.	19,388	1,482,484
Asian Paints Ltd.	44,621	1,585,006
Bajaj Finance Ltd.	8,449	699,336
Britannia Industries Ltd.	20,810	1,301,582
Dr Reddy's Laboratories Ltd.	8,080	593,694
Havells India Ltd.	81,109	1,263,770
HDFC Bank Ltd.	337,995	5,943,932
Hindustan Unilever Ltd.	44,905	1,342,734
ICICI Bank Ltd.	126,227	1,563,338
Infosys Ltd.	126,924	2,530,377
InterGlobe Aviation Ltd.*,2	120,917	4,312,152

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Number of shares	Value
Common stocks—(continued)
India—(concluded)
Kotak Mahindra Bank Ltd.	102,306	$2,248,564
Mahindra & Mahindra Ltd.	107,032	2,128,338
Maruti Suzuki India Ltd.	4,119	505,200
One 97 Communications Ltd.*	49,205	449,893
Pidilite Industries Ltd.	47,403	1,444,798
Reliance Industries Ltd.	233,287	8,014,926
State Bank of India, GDR3	27,716	2,140,960
Tata Consumer Products Ltd.	117,787	1,586,191
Titan Co. Ltd.	29,645	1,319,138
Varun Beverages Ltd.	92,416	1,425,653
		43,882,066
Indonesia—3.3%
Bank Central Asia Tbk. PT	9,633,800	5,828,703
Bank Mandiri Persero Tbk. PT	2,229,292	938,566
Bank Rakyat Indonesia Persero Tbk. PT	10,234,714	3,686,906
Telkom Indonesia Persero Tbk. PT	5,507,800	1,381,504
		11,835,679
Macau—1.1%
Galaxy Entertainment Group Ltd.	355,000	1,842,407
Sands China Ltd.*	824,000	2,162,810
		4,005,217
Mexico—2.4%
Cemex SAB de CV, ADR*	165,618	1,371,317
Grupo Aeroportuario del Pacifico SAB de CV, Class B	106,983	1,665,520
Grupo Financiero Banorte SAB de CV, Class O	166,300	1,691,455
Wal-Mart de Mexico SAB de CV	894,000	3,693,597
		8,421,889
Peru—0.6%
Credicorp Ltd.	13,918	2,065,849
Russia—0.0%†
Alrosa PJSC*,4,5	215,380	0
Rosneft Oil Co. PJSC*,4,5	126,429	0
		0
Saudi Arabia—1.4%
Saudi Arabian Oil Co.[2]	413,566	3,368,946
Saudi National Bank	145,902	1,575,673
		4,944,619
South Africa—3.1%
Absa Group Ltd.	126,037	1,100,494
Capitec Bank Holdings Ltd.	10,723	1,142,075
FirstRand Ltd.	186,164	674,234
Gold Fields Ltd., ADR[1]	206,530	3,056,644
MTN Group Ltd.	554,034	2,818,173
Naspers Ltd., Class N	14,229	2,386,543
		11,178,163
South Korea—10.5%
DB Insurance Co. Ltd.*	30,701	2,025,216
Hana Financial Group, Inc.	56,754	2,029,377
	Number of shares	Value
Common stocks—(continued)
South Korea—(concluded)
Hyundai Mobis Co. Ltd.	10,738	$1,683,219
KB Financial Group, Inc.	48,457	2,056,405
NAVER Corp.	6,447	961,390
Samsung Biologics Co. Ltd.*,2	1,616	1,017,227
Samsung Electronics Co. Ltd.	313,893	17,055,950
SK Hynix, Inc.	96,647	9,678,293
WONIK IPS Co. Ltd.*	46,203	1,044,552
		37,551,629
Taiwan—12.1%
Advantech Co. Ltd.	103,000	1,110,259
Alchip Technologies Ltd.	16,000	1,984,639
ASPEED Technology, Inc.	10,000	982,197
Chailease Holding Co. Ltd.	405,000	2,241,887
eMemory Technology, Inc.	19,000	1,694,600
Global Unichip Corp.	31,000	1,521,997
MediaTek, Inc.	177,469	5,476,271
Taiwan Semiconductor Manufacturing Co. Ltd.	378,475	7,576,499
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	123,209	13,917,689
Unimicron Technology Corp.	460,000	2,580,728
Voltronic Power Technology Corp.	31,000	1,325,647
Yageo Corp.	106,000	1,864,444
Zhen Ding Technology Holding Ltd.	312,000	1,004,434
		43,281,291
Thailand—2.7%
Airports of Thailand PCL	1,148,600	1,934,075
Bangkok Dusit Medical Services PCL, Class F	2,698,500	2,091,709
CP ALL PCL	1,283,200	1,889,001
Kasikornbank PCL	598,300	2,026,478
SCB X PCL	584,500	1,710,821
		9,652,084
Turkey—2.0%
Akbank TAS	1,460,874	1,901,634
BIM Birlesik Magazalar AS	263,749	3,307,397
Turkiye Garanti Bankasi AS	911,726	1,908,139
		7,117,170
United Arab Emirates—0.5%
Abu Dhabi National Oil Co. for Distribution PJSC	1,042,901	1,007,544
Aldar Properties PJSC	410,134	568,818
		1,576,362
United States—1.8%
Globant SA*	10,681	2,518,686
JBS SA	412,800	1,952,185
Las Vegas Sands Corp.	37,862	1,852,209
		6,323,080
Vietnam—0.6%
Hoa Phat Group JSC*	1,364,035	1,544,506
Vincom Retail JSC*	571,020	522,861
		2,067,367

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Number of shares	Value
Common stocks—(concluded)
Zambia—0.3%
First Quantum Minerals Ltd.[1]	126,280	$1,145,908
Total common stocks (cost—$352,943,706)		352,481,708
Preferred stocks—0.6%
Brazil—0.6%
Itau Unibanco Holding SA (cost—$2,030,260)	354,700	2,346,816
Rights—0.0%†
Brazil—0.0%†
Localiza Rent a Car SA*	584	1,061
Total rights (cost—$0)		1,061
	Number of shares	Value
Short-term investments—1.2%
Investment companies—1.2%
State Street Institutional U.S. Government Money Market Fund, 5.300%[6] (cost—$4,358,716)	4,358,716	$4,358,716
Investment of cash collateral from securities loaned—2.6%
Money market funds—2.6%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.296%[6] (cost—$9,123,135)	9,123,135	9,123,135
Total investments (cost—$368,455,817)—103.0%		368,311,436
Liabilities in excess of other assets—(3.0)%		(10,668,010)
Net assets—100.0%		$357,643,426

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2024 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$104,747,915	$247,733,793	$—	$352,481,708
Preferred stocks	2,346,816	—	—	2,346,816
Rights	1,061	—	—	1,061
Short-term investments	—	4,358,716	—	4,358,716
Investment of cash collateral from securities loaned	—	9,123,135	—	9,123,135
Total	$107,095,792	$261,215,644	$—	$368,311,436

At January 31, 2024, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registrations, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $15,120,886, represented 4.2% of the Portfolios net assets at period end.

3  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

4  Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

5  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

6  Rates shown reflect yield at January 31, 2024.

See accompanying notes to financial statements.

PACE Global Real Estate Securities Investments

Performance (unaudited)

For the six-months ended January 31, 2024, the Portfolio's Class P shares returned 0.43% before the deduction of the maximum PACE Select program fee.1 In comparison, the FTSE EPRA Nareit Developed Index (the "benchmark") returned 0.92%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 192. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments (unaudited)2

The Portfolio underperformed its benchmark during the reporting period. Stock selection in the industrial REITs sub-industry contributed to performance. Within this sub-industry, the Portfolio's holdings of industrial property and business space management firm Goodman Group (Australia) and real estate investment trust Prologis Property Mexico (Mexico) benefited results. Additionally, an overweight holding of real estate investment trust Prologis also helped results.

An underweight position in the health care REITs sub-industry also aided relative performance. Here, avoiding shares of poor-performing real estate investment trust Medical Properties Trust bolstered our relative results. An overweight position in the health care facilities sub-industry also boosted returns, led by the Portfolio's holding of healthcare management company Universal Health Services.

Stock selection in the diversified real estate activities sub-industry buoyed results as well. Within this sub-industry, not owning shares of real estate development company Sun Hung Kai Properties (Hong Kong) and an overweight position in shares of real estate company Mitsui Fudosan (Japan) positively impacted relative performance.

Elsewhere, avoiding poor-performing real estate company Realty Income and real estate investment trust Wharf Real Estate Investment (Hong Kong) helped relative results.

The Portfolio's cash and/or cash equivalents position during the period was another contributor to performance. Under normal market conditions, the Portfolio strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust –
PACE Global Real Estate Securities Investments

Investment Manager:

UBS Asset Management (Americas) LLC ("UBS AM")

Investment Subadvisor:

Massachusetts Financial Services Company (d/b/a MFS Investment Management) ("MFS")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Mayoor Joshi, Edward Eccles, Christopher Andersen, CFA, Sofia Westerlund and Shu-Han Hsu

MFS: Rick Gable and Mark Syn

Objective:

Total Return

Investment process:

The main strategies of the subadvisor include:

• a strategy that focuses on investments in equity REITs as well as similar entities formed under the laws of non-US countries, and the subadvisor may also invest in mortgage REITs, hybrid REITs and other US and foreign real estate-related investments, including emerging market real estate-related investments.

PACE Global Real Estate Securities Investments

Stock selection in the real estate operating companies sub-industry detracted from performance, led by the Portfolio's overweight holding of real estate investment trust CapitaLand Investment (Singapore).

Stock selection and, to lesser extent, an underweight position in the retail REITs sub-industry also held back performance. Here, the timing of the Portfolio's ownership in shares of property developer and manager Simon Property Group weakened relative results. We eliminated the position during the reporting period.

Elsewhere, the Portfolio's holdings of real estate services provider Katitas (Japan), telecommunications tower operator Helios Towers (UK), real estate investment trust Rayonier and telecommunications services provider Cellnex Telecom) (Spain) held back returns. Additionally, an underweight position in shares of real estate investment trust Digital Realty Trust also weakened results. The Portfolio's overweight holdings of real estate investment trusts Equity Lifestyle Properties and Granite Real Estate Investment Trust (Canada) further hindered performance. Lastly, not owning the out-performing healthcare infrastructure company Welltower held back results relative to the benchmark.

During the reporting period, the Portfolio's relative currency exposure, resulting primarily from differences between the Portfolio's and the benchmark's exposures to holdings of securities denominated in foreign currencies, was another detractor from performance. All our investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

The Portfolio did not utilize derivatives during the reporting period.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking to diversify a portion of their assets into real estate related investments. Investors should be willing to withstand short-term fluctuations in the equity and real estate markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies or issuers in whose securities the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries. There are certain risks associated with investing in real estate-related investments, including sensitivity to economic downturns, interest rates, declines in property values and variation in property management.

PACE Global Real Estate Securities Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/24	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	0.28%	(3.24)%	(0.43)%	2.74%
Class P2	0.43	(3.10)	(0.18)	3.00
After deducting maximum sales charge
Class A1	(5.19)	(8.60)	(1.56)	2.15
FTSE EPRA Nareit Developed Index[3]	0.92	(2.38)	0.84	4.12

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 28, 2023 were as follows: Class A—1.71% and 1.45% and Class P—1.74% and 1.20%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) LLC ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2024 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.45% and Class P—1.20%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The FTSE EPRA Nareit Developed Index is designed to measure the stock performance of companies engaged in certain real estate activities of the North American, UK, European and Asian real estate markets. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

PACE Global Real Estate Securities Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of January 31, 2024

Top ten equity holdings
Prologis, Inc.	9.5%
Equinix, Inc.	6.8
Extra Space Storage, Inc.	3.6
Equity LifeStyle Properties, Inc.	3.4
Mitsui Fudosan Co. Ltd.	3.2
Sun Communities, Inc.	2.7
Federal Realty Investment Trust	2.6
Goodman Group	2.5
Universal Health Services, Inc., Class B	2.4
Mid-America Apartment Communities, Inc.	2.4
Total	39.10%
Top five issuer breakdown by country or territory of origin
United States	64.7%
Japan	8.7
United Kingdom	7.2
Australia	4.0
Canada	3.0
Total	87.6%

1  The portfolio is actively managed and its composition will vary over time.

PACE Global Real Estate Securities Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of January 31, 2024

Common stocks
Diversified REITs	1.0%
Diversified telecommunication services	2.4
Ground transportation	0.5
Health care providers & services	4.0
Health care REITs	0.5
Industrial REITs	19.4
Office REITs	5.3
Real estate management & development	13.8
Residential REITs	16.3
Retail REITs	11.2
Specialized REITs	24.3
Total common stocks	98.7
Short-term investments	1.6
Investment of cash collateral from securities loaned	3.4
Total investments	103.7
Liabilities in excess of other assets	(3.7)
Net assets	100.0%

PACE Global Real Estate Securities Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Number of shares	Value
Common stocks—98.7%
Australia—4.0%
Goodman Group[1]	97,192	$1,613,307
National Storage REIT	542,927	814,234
Rural Funds Group[1]	97,657	132,056
		2,559,597
Belgium—1.3%
Shurgard Self Storage Ltd.	17,785	824,902
Canada—3.0%
Canadian Apartment Properties REIT	23,136	803,122
Granite Real Estate Investment Trust	20,713	1,115,878
		1,919,000
Germany—2.0%
LEG Immobilien SE*	4,088	339,221
Vonovia SE	29,382	915,318
		1,254,539
Hong Kong—0.7%
Sino Land Co. Ltd.	406,000	424,093
Japan—8.7%
Heiwa Real Estate Co. Ltd.	11,600	306,685
Japan Logistics Fund, Inc.[1]	344	636,063
Japan Metropolitan Fund Invest	1,208	820,042
Katitas Co. Ltd.[1]	23,400	290,923
KDX Realty Investment Corp.	291	315,660
Keisei Electric Railway Co. Ltd.	6,600	298,649
Mitsui Fudosan Co. Ltd.	79,900	2,005,791
Nomura Real Estate Holdings, Inc.	19,100	522,685
Star Asia Investment Corp.[1]	866	339,561
		5,536,059
Mexico—2.6%
Corp. Inmobiliaria Vesta SAB de CV1	251,549	956,563
Prologis Property Mexico SA de CV	167,982	692,268
		1,648,831
Singapore—2.2%
Capitaland India Trust	472,761	369,517
CapitaLand Investment Ltd.	315,000	691,516
Parkway Life Real Estate Investment Trust	124,400	325,993
		1,387,026
Spain—1.4%
Cellnex Telecom SA*,2	23,530	905,372
Switzerland—1.5%
PSP Swiss Property AG, Registered Shares	7,247	964,554
United Kingdom—7.2%
Big Yellow Group PLC	65,041	940,494
Grainger PLC	283,601	941,806
Segro PLC	96,821	1,075,301
Shaftesbury Capital PLC	493,082	830,641
UNITE Group PLC	58,459	746,863
		4,535,105
	Number of shares	Value
Common stocks—(concluded)
United Republic Of Tanzania—1.0%
Helios Towers PLC*,1	595,004	$594,723
United States—63.1%
Alexandria Real Estate Equities, Inc.	11,899	1,438,588
American Homes 4 Rent, Class A	39,289	1,377,079
AvalonBay Communities, Inc.	3,585	641,751
Boston Properties, Inc.	18,027	1,198,795
Brixmor Property Group, Inc.	60,067	1,347,903
CubeSmart	33,236	1,436,460
Digital Realty Trust, Inc.	4,727	663,954
Douglas Emmett, Inc.	51,032	691,484
Encompass Health Corp.	13,868	985,183
Equinix, Inc.	5,167	4,287,422
Equity LifeStyle Properties, Inc.	32,308	2,186,929
Essex Property Trust, Inc.	5,637	1,314,943
Extra Space Storage, Inc.	15,667	2,262,941
Farmland Partners, Inc.[1]	29,075	326,222
Federal Realty Investment Trust	16,072	1,635,005
Kimco Realty Corp.	47,225	953,945
Lamar Advertising Co., Class A	6,078	636,245
Mid-America Apartment Communities, Inc.	12,206	1,542,594
NNN REIT, Inc.	22,675	914,710
Phillips Edison & Co., Inc.	17,890	620,962
Prologis, Inc.	47,604	6,030,951
Rayonier, Inc.	30,608	927,422
Rexford Industrial Realty, Inc.	22,161	1,165,447
SBA Communications Corp.	6,028	1,349,428
Sun Communities, Inc.	13,925	1,745,499
Universal Health Services, Inc., Class B	9,730	1,545,221
Weyerhaeuser Co.	25,296	828,950
		40,056,033
Total common stocks (cost—$66,301,815)		62,609,834
Short-term investments—1.6%
Investment companies—1.6%
State Street Institutional U.S. Government Money Market Fund, 5.300%[3] (cost—$995,607)	995,607	995,607
Investment of cash collateral from securities loaned—3.4%
Money market funds—3.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.296%[3] (cost—$2,164,687)	2,164,687	2,164,687
Total investments (cost—$69,462,109)—103.7%		65,770,128
Liabilities in excess of other assets—(3.7)%		(2,323,443)
Net assets—100.0%		$63,446,685

PACE Global Real Estate Securities Investments

Portfolio of investments—January 31, 2024 (unaudited)

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2024 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$43,623,864	$18,985,970	$—	$62,609,834
Short-term investments	—	995,607	—	995,607
Investment of cash collateral from securities loaned	—	2,164,687	—	2,164,687
Total	$43,623,864	$22,146,264	$—	$65,770,128

At January 31, 2024, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registrations, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $905,372, represented 1.4% of the Portfolios net assets at period end.

3  Rates shown reflect yield at January 31, 2024.

See accompanying notes to financial statements.

PACE Alternative Strategies Investments

Performance (unaudited)

For the six-months ended January 31, 2024, the Portfolio's Class P shares returned 4.35% before the deduction of the maximum PACE Select program fee.1 In comparison, the FTSE Three-Month US Treasury Bill Index (the "benchmark") returned 2.81%, the Bloomberg Global Aggregate Index returned 2.09%, the MSCI World Index net (USD) returned 5.31%, the HFRI Fund of Funds Composite Index returned 3.45%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 200. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Investment Manager's comments (unaudited)2,3

The portfolio outperformed its benchmark during the reporting period. This was primarily driven by allocations to the macro trading, merger arbitrage, equity market neutral and equity long-short strategies. Allocations to a long/short equity strategy focused on energy transition themes underperformed the benchmark.

The macro trading strategy contributed most to performance as positions across multiple sub-strategies added value. Directional trades in high yield bonds as well as US and Japanese equities were rewarded and opportunistic UK rate trades also performed positively. The long/short global equity strategy allocation also benefited the portfolio as tilts towards stocks with both value and momentum characteristics were rewarded.

The absolute return equity market neutral strategy added value via security selection in the Industrials and Health Care sectors where long positions outperformed short positions. The merger arbitrage strategy added value as global antitrust approvals enabled the portfolio to generate positive returns from impacted deal spreads.

The long/short equity strategy focused on energy transition themes underperformed as the sub-advisor reduced gross and net exposures to help mitigate risk which reduced their ability to capture much market upside. Positioning in utility companies and renewable energy companies hurt performance.

Derivatives were used in the Portfolio to gain economic exposure and for hedging or risk management purposes across currencies, fixed income and equity markets. The derivatives utilized over the period included forwards (both deliverable and non-deliverable), options, futures, forwards and swaps.

PACE Select Advisors Trust –
PACE Alternative Strategies Investments

Investment Manager and Portfolio Sleeve Advisor:

UBS Asset Management (Americas) LLC ("UBS AM")

Investment Subadvisors:

Allspring Global Investments, LLC ("Allspring");
Aviva Investors Americas, LLC ("Aviva");

PCJ Investment Counsel Ltd. ("PCJ")

Kettle Hill Capital Management, LLC ("Kettle Hill")

Magnetar Asset Management, LLC ("Magnetar");
DLD Asset Management, L.P. ("DLD");

Electron Capital Partners, LLC (Electron)

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee CFA, Edward Eccles, Christopher Andersen, CFA, David Kelly and Mayoor Joshi

Allspring: David Krider and Harindra de Silva;

Magnetar: Devin Dallaire

DLD: Sudeep Duttaroy and Mark Friedman

Aviva: Peter Fitzgerald and Ian Pizer

PCJ: Adam Posman, Heiki Altosaar, Kevin Kingsley, and Derek Caniago

Kettle Hill: Andrew Y. Kurita

UBS AM sleeve: Mabel Lung, Fred Lee, and Edward Eccles, Christopher Andersen, CFA,

(continued on next page)

PACE Alternative Strategies Investments

Portfolio Management
Team (concluded)

David Kelly and Mayoor Joshi;

Electron: Ran Zhou and Neil Choi

Objective:

Long-term capital appreciation

PACE Alternative Strategies Investments

Investment process

The main strategies of the subadvisors include:

• An "opportunistic strategy" in which UBS AM allocates a portion of the fund's assets primarily to unaffiliated actively- and passively-managed pooled investment vehicles that UBS AM believes are suitable for return generation, risk management or both.

• A "long/short global equity" strategy in which the subadvisor buys securities "long" that the subadvisor believes will out-perform the market, and sells securities "short" that the subadvisor believes will underperform the market.

• A "global unconstrained multi-strategy" strategy that identifies and pursues diverse strategies across asset classes, sectors, currencies, interest rates, inflation and volatility that are expected to work well together whether markets are rising or falling.

• An "absolute return equity market neutral" strategy that aims to earn a positive absolute and attractive risk-adjusted return while demonstrating low correlation with, and lower volatility than, traditional long-only investment portfolios.

• A "long/short US, small cap equity" strategy in which the subadvisor primarily buys securities of US small capitalization companies "long" that the subadvisor believes will out-perform the market, and sells securities of US small capitalization companies "short" that the subadvisor believes will underperform the market.

• A "relative value strategy" that seeks to generate risk-adjusted returns that are uncorrelated to the equity or credit markets by isolating opportunities in the convertible bond, high yield and listed options markets.

• A "merger arbitrage strategy" that seeks to achieve absolute returns utilizing a rule-based approach to investing.

• A "long/short global equity" strategy focused on renewable energy and the associated supply chain in which the subadvisor seeks to achieve absolute returns by buying primarily publicly traded equity securities "long" that the subadvisor believes will out-perform the market and selling primarily publicly traded equity securities "short" that the subadvisor believes will underperform the market.
Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for investors seeking long-term capital appreciation who are able to withstand short-term fluctuations in the equity markets and fixed income markets in return for potentially higher returns over the long term. The Portfolio may employ investment strategies that involve greater risks than the strategies used by many other mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers of securities in which the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Alternative Strategies Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/24	6 months	1 year	5 years	10 years or inception
Before deducting maximum sales charge
Class A1	4.28%	4.08%	3.99%	2.52%
Class Y2	4.33	4.33	4.24	2.79
Class P3	4.35	4.35	4.23	2.78
Class P2[3,4]	4.52	4.13	N/A	5.09
After deducting maximum sales charge
Class A1	(1.43)	(1.61)	2.83	1.95
FTSE 3-Month U.S. Treasury Bill Index[5]	2.81	5.36	1.97	1.30
Bloomberg Global Aggregate Index[6]	2.09	0.93	(0.89)	0.13
MSCI World Index net (USD)[7]	5.31	16.99	11.39	9.14
HFRI Fund of Funds Composite Index[8]	3.45	4.88	4.74	3.36

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 28, 2023 were as follows: Class A—3.09% and 2.76%; Class Y—2.82% and 2.51%; Class P—2.83% and 2.51%; and Class P2—2.10% and 1.41%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) LLC ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees through November 30, 2024 to the extent necessary to offset the cost savings to UBS AM for allocating a portion of the Portfolio's assets to other unaffiliated pooled investment vehicles and index futures. The agreement also provides that UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2024 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.83%; Class Y—1.58%; and Class P—1.58%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive. The Portfolio and UBS AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated through November 30, 2024 with respect to Class P2 to waive (i) its management fees in an amount equal to the portion of the management fees UBS AM retains after payment by UBS AM of any sub-advisory fees, and (ii) its administrative services fees in an amount equal to the portion of the administrative services fees UBS AM retains after payment by UBS AM of any sub-administration fees and charges paid to third parties. These fee waiver/expense reimbursement agreements may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive, if applicable.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P and Class P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P and Class P2 shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  Inception date is November 14, 2022.

5  The FTSE 3-Month U.S. Treasury Bill Index is an unmanaged index reflecting monthly return equivalents of yield averages that are not marked to the market and an average of the last three 3-month T-bill month-end rates. 3-month T-bills are the short-term debt obligations of the US government. Investors should note that indices do not reflect the deduction of fees and expenses. Inception return for the Index is for the 10 years ended.

6  The Bloomberg Global Aggregate Index is an unmanaged broad-based, market capitalization-weighted index which is designed to measure the broad investment-grade global fixed income markets for US and non-US government, government-related, corporate and securitized sectors. Investors should note that indices do not reflect the deduction of fees and expenses. Inception return for the Index is for the 10 years ended.

7  The MSCI World Index net (USD) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses. Inception return for the Index is for the 10 years ended.

PACE Alternative Strategies Investments

8  The HFRI Fund of Funds Composite Index is an index of Fund of Funds strategies which invest with multiple managers through funds or managed accounts. The strategy designs a diversified portfolio of managers with the objective of significantly lowering the risk (volatility) of vesting with an individual manager. The Fund of Funds manager has discretion in choosing which strategies to invest in for the portfolio. A manager may allocate funds to numerous managers within a single strategy, or with numerous managers in multiple strategies. The minimum investment in a Fund of Funds may be lower than an investment in an individual hedge fund or managed account. The investor has the advantage of diversification among managers and styles with significantly less capital than investing with separate managers. Investors should note that indices do not reflect the deduction of fees and expenses. Inception return for the Index is for the 10 years ended.

N/A = Not applicable.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

PACE Alternative Strategies Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of January 31, 2024

Top ten equity holdings (long holdings)
Carillon Reams Unconstrained Bond Fund , Class I	4.8%
Virtus AlphaSimplex Managed Futures Strategy Fund , Class I	3.9
AQR Style Premia Alternative Fund , Class R6	1.5
CRH PLC	1.0
Zoom Video Communications, Inc. , Class A	0.9
Meta Platforms, Inc. , Class A	0.9
TKO Group Holdings, Inc.	0.8
United Rentals, Inc.	0.7
Rogers Communications, Inc. , Class B	0.7
Uber Technologies, Inc.	0.7
Total	15.9%
Top ten equity holdings (short holdings)
Palo Alto Networks, Inc.	(3.9)%
Royal Caribbean Cruises Ltd.	(3.3)
Bloomin' Brands, Inc.	(1.0)
SPDR S&P 500 ETF Trust	(1.0)
iShares Russell 2000 ETF	(0.9)
iShares Core S&P/TSX Capped Composite Index ETF	(0.7)
Transocean Ltd.	(0.6)
Cinemark Holdings, Inc.	(0.6)
Wayfair, Inc., Class A	(0.4)
BCE, Inc.	(0.4)
Total	(12.8)%
Top ten fixed income holdings (long holdings)
Palo Alto Networks, Inc., 0.375% due 06/01/25	3.9%
Royal Caribbean Cruises Ltd., 6.000% due 08/15/25	3.5
Cinemark Holdings, Inc., 4.500% due 08/15/25	1.0
Bloomin' Brands, Inc., 5.000% due 05/01/25	1.0
FirstEnergy Corp., 4.000% due 05/01/26	1.0
Transocean, Inc., 4.625% due 09/30/29	0.7
Wayfair, Inc., 3.500% due 11/15/28	0.6
Parsons Corp., 0.250% due 08/15/25	0.3
Chorus Aviation, Inc., 6.000% due 06/30/26	0.2
Patrick Industries, Inc., 1.750% due 12/01/28	0.1
Total	12.3%
Top five issuer breakdown by country or territory of origin (long holdings)
United States	49.1%
Canada	7.1
Japan	2.6
United Kingdom	1.3
Italy	0.7
Total	60.8%
Top five issuer breakdown by country or territory of origin (short holdings)
United States	(20.0)%
Canada	(5.1)
Japan	(1.2)
Sweden	(0.5)
United Kingdom	(0.5)
Total	(27.3)%

1  The portfolio is actively managed and its composition will vary over time.

PACE Alternative Strategies Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of January 31, 2024

Common stocks
Aerospace & defense	0.3%
Air freight & logistics	0.5
Automobile components	0.1
Automobiles	0.7
Banks	1.6
Beverages	0.5
Biotechnology	1.0
Broadline retail	0.2
Building products	0.8
Capital markets	0.4
Chemicals	0.0	†
Commercial services & supplies	0.8
Communications equipment	0.4
Construction & engineering	1.0
Construction materials	1.5
Consumer finance	0.1
Consumer staples distribution & retail	0.5
Containers & packaging	0.2
Distributors	0.1
Diversified consumer services	0.0	†
Diversified telecommunication services	0.0	†
Electric utilities	1.3
Electrical equipment	0.4
Electronic equipment, instruments & components	0.2
Energy equipment & services	0.4
Entertainment	1.1
Financial services	0.9
Food products	0.2
Ground transportation	1.2
Health care equipment & supplies	0.0	†
Health care providers & services	1.5
Health care REITs	0.2
Health care technology	0.0	†
Hotel & resort REITs	0.3
Hotels, restaurants & leisure	0.6
Household durables	0.7
Household products	0.6
Independent power and renewable electricity producers	0.2
Industrial conglomerates	1.1
Insurance	0.7
Interactive media & services	2.1
IT services	0.0	†
Leisure products	0.0	†
Life sciences tools & services	0.0	†
Common stocks—(concluded)
Machinery	1.2%
Marine transportation	0.0	†
Media	0.5
Metals & mining	0.8
Multi-utilities	0.4
Office REITs	0.6
Oil, gas & consumable fuels	1.4
Paper & forest products	0.0	†
Personal care products	0.1
Pharmaceuticals	0.6
Professional services	0.2
Real estate management & development	0.3
Residential REITs	1.2
Retail REITs	0.5
Semiconductors & semiconductor equipment	1.0
Software	3.5
Specialized REITs	0.1
Specialty retail	0.7
Technology hardware, storage & peripherals	0.4
Textiles, apparel & luxury goods	0.1
Tobacco	0.4
Trading companies & distributors	1.5
Water utilities	0.0	†
Wireless telecommunication services	1.0
Total common stocks	40.9
Preferred stocks
Automobiles	0.0	†
Household products	0.0	†
Total preferred stocks	0.0
Exchange traded funds	0.6
Investment companies	10.1
Warrant
Software	0.0	†
Corporate bonds
Airlines	0.2
Chemicals	0.0	†
Computers	0.3
Electric	1.0
Entertainment	1.0
Internet	4.4
Leisure time	3.5

PACE Alternative Strategies Investments

Portfolio statistics and industry diversification—(unaudited) (concluded)1

As a percentage of net assets as of January 31, 2024

Corporate bonds—(concluded)
Oil & gas	0.7%
Retail	1.2
Total corporate bonds	12.3
Short-term investments	30.9
Equity and foreign exchange options purchased
Call options	0.4
Put options	0.3
Total equity and foreign exchange options purchased	0.7
Total investments before investments sold short	95.5
Investments sold short Common stocks
Aerospace & defense	(0.2)
Air freight & logistics	(0.1)
Automobile components	(0.3)
Automobiles	(0.3)
Banks	(0.2)
Beverages	(0.1)
Biotechnology	(0.3)
Broadline retail	(0.2)
Building products	(0.0)†
Capital markets	(0.4)
Chemicals	(0.2)
Commercial services & supplies	(0.0)†
Construction & engineering	(0.3)
Construction materials	(0.5)
Consumer finance	(0.1)
Consumer staples distribution & retail	(0.4)
Distributors	(0.0)†
Diversified consumer services	(0.0)†
Diversified telecommunication services	(0.9)
Electric utilities	(0.2)
Electrical equipment	(0.2)
Electronic equipment, instruments & components	(0.1)
Energy equipment & services	(0.6)
Entertainment	(0.7)
Financial services	(0.1)
Food products	(0.3)
Ground transportation	(0.6)
Health care equipment & supplies	(0.3)
Hotels, restaurants & leisure	(4.8)
Household durables	(0.1)
Investments sold short—(concluded) Common stocks—(concluded)
Independent power and renewable electricity producers	(0.1)%
Industrial REITs	(0.1)
Insurance	(0.6)
Interactive media & services	(0.0)†
IT services	(0.0)†
Leisure products	(0.3)
Life sciences tools & services	(0.0)†
Machinery	(0.7)
Media	(0.2)
Metals & mining	(1.0)
Mortgage real estate investment	(0.1)
Multi-utilities	(0.0)†
Office REITs	(0.1)
Oil, gas & consumable fuels	(0.9)
Passenger airlines	(0.2)
Personal care products	(0.1)
Pharmaceuticals	(0.6)
Professional services	(0.2)
Real estate management & development	(0.3)
Retail REITs	(0.3)
Semiconductors & semiconductor equipment	(0.2)
Software	(4.0)
Specialized REITs	(0.1)
Specialty retail	(1.2)
Textiles, apparel & luxury goods	(0.2)
Trading companies & distributors	(0.1)
Water utilities	(0.0)†
Wireless telecommunication services	(0.2)
Total common stocks	(24.3)
Exchange traded funds	(3.4)%
Investment companies	(0.3)%
Preferred stocks
Automobiles	(0.1)
Corporate bonds
Retail	(0.0)†
Total investments sold short	(28.1)
Total investments	67.4
Other assets in excess of liabilities	32.6
Net assets	100.0%

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Number of shares	Value
Common stocks—40.9%
Australia—0.4%
Bendigo & Adelaide Bank Ltd.	5,679	$36,283
Helia Group Ltd.	47,807	153,728
Rio Tinto Ltd.	13,052	1,123,090
Rio Tinto PLC	1,336	92,477
		1,405,578
Austria—0.1%
ANDRITZ AG	271	16,683
Mondi PLC	5,123	91,814
Verbund AG	656	53,345
Wienerberger AG	1,052	35,650
		197,492
Belgium—0.1%
Groupe Bruxelles Lambert NV	2,948	223,487
Bermuda—0.0%†
Teekay Corp.*	1,651	14,842
Burkina Faso—0.0%†
IAMGOLD Corp.*	24,600	58,552
Canada—6.9%
Aecon Group, Inc.	6,900	70,927
Agnico Eagle Mines Ltd.[1]	10,200	501,432
Alamos Gold, Inc., Class A1	19,850	240,383
Black Diamond Group Ltd.	89,720	578,580
Boardwalk Real Estate Investment Trust[1]	18,320	951,122
Brookfield Business Partners LP1	69,473	1,502,701
Brookfield Infrastructure Partners LP1	20,590	646,320
Canadian Apartment Properties REIT	12,770	443,286
Canadian Pacific Kansas City Ltd.[1]	14,330	1,153,135
Cenovus Energy, Inc.[1]	31,420	509,002
Chartwell Retirement Residences[1]	230,508	2,055,704
Coveo Solutions, Inc.*,1	56,230	406,527
Crescent Point Energy Corp.[1]	28,480	185,778
Docebo, Inc.*,1	8,050	353,507
DREAM Unlimited Corp., Class A1	21,200	373,872
Dundee Precious Metals, Inc.	15,300	97,983
Element Fleet Management Corp.[1]	22,770	384,115
Empire Co. Ltd., Class A	26,900	697,085
Enerflex Ltd.[1]	77,060	397,208
Fairfax Financial Holdings Ltd.[1]	1,350	1,407,255
GFL Environmental, Inc.[1]	8,130	276,176
Headwater Exploration, Inc.[1]	56,040	263,016
Imperial Oil Ltd.	8,000	461,453
InterRent Real Estate Investment Trust[1]	177,150	1,774,860
Kinaxis, Inc.*,1	1,160	141,259
Kinross Gold Corp.[1]	18,640	102,706
Manulife Financial Corp.[1]	6,180	136,640
NexGen Energy Ltd.*,1	25,530	195,049
Parkit Enterprise, Inc.*	271,038	120,959
Power Corp. of Canada	12,500	364,368
RB Global, Inc.[1]	21,480	1,374,076
Restaurant Brands International, Inc.[1]	6,240	487,219
Rogers Communications, Inc., Class B1	49,584	2,316,069
SNC-Lavalin Group, Inc.[1]	59,520	1,974,039
	Number of shares	Value
Common stocks—(continued)
Canada—(concluded)
Spartan Delta Corp.	15,300	$35,392
Tamarack Valley Energy Ltd.[1]	80,380	184,740
TC Energy Corp.[1]	16,020	631,669
Teck Resources Ltd., Class B1	2,550	102,026
TECSYS, Inc.	14,580	379,777
Teekay Tankers Ltd., Class A	238	14,887
Torex Gold Resources, Inc.*	10,600	108,882
		24,401,184
Cayman Islands—0.0%†
Consolidated Water Co. Ltd.	390	12,453
Patria Investments Ltd., Class A	881	12,572
		25,025
China—0.0%†
Wilmar International Ltd.	54,000	132,229
Denmark—0.4%
AP Moller—Maersk AS, Class B	43	79,283
Carlsberg AS, Class B	1,611	207,283
Danske Bank AS	12,004	322,325
Novo Nordisk AS, Class B	6,996	799,674
Rockwool AS, Class B	233	63,522
Vestas Wind Systems AS*	2,653	74,801
		1,546,888
France—0.4%
Alstom SA	37,341	470,885
Amundi SA2	508	34,360
AXA SA	1,423	47,764
Bouygues SA	1,679	61,506
Cie de Saint-Gobain SA	1,344	95,030
Cie Generale des Etablissements Michelin SCA	2,753	91,407
Clariane SE	31,219	78,895
Eiffage SA	602	62,987
Elis SA	803	17,656
Eurazeo SE	210	17,888
Nexans SA	375	34,132
Orange SA	2,893	34,403
Rexel SA	2,404	64,026
TotalEnergies SE	898	58,258
Vallourec SACA*	6,363	91,030
Vinci SA	274	34,612
		1,294,839
Georgia—0.0%†
Bank of Georgia Group PLC	1,236	59,293
Germany—0.6%
Brenntag SE	397	35,099
Commerzbank AG	2,329	26,745
Continental AG	1,161	94,843
Daimler Truck Holding AG	8,741	312,378
Deutsche Bank AG, Registered Shares	9,823	126,891
Deutsche Post AG	1,312	62,837
Deutsche Telekom AG, Registered Shares	1,399	34,342
Hannover Rueck SE	192	46,026

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Germany—(concluded)
Heidelberg Materials AG	14,443	$1,333,731
HOCHTIEF AG	161	17,356
Talanx AG	659	46,236
Volkswagen AG	186	26,260
		2,162,744
Hong Kong—0.3%
Jardine Matheson Holdings Ltd.	7,600	305,171
New World Development Co. Ltd.	467,000	572,380
		877,551
Ireland—0.2%
AerCap Holdings NV*	5,240	401,174
Ardmore Shipping Corp.	865	14,333
Smurfit Kappa Group PLC	2,435	90,740
		506,247
Israel—0.0%†
Check Point Software Technologies Ltd.*,1	259	41,163
Italy—0.7%
A2A SpA	17,927	35,543
Azimut Holding SpA	3,396	94,676
Banca Monte dei Paschi di Siena SpA*	44,835	157,359
BPER Banca	124,953	450,688
Buzzi SpA	1,047	35,588
Enel SpA	64,232	438,279
Eni SpA	5,768	91,950
Hera SpA	10,412	36,678
Intesa Sanpaolo SpA	298,787	920,650
		2,261,411
Japan—2.6%
Allegro MicroSystems, Inc.*	476	12,347
Chubu Electric Power Co., Inc.	102,400	1,328,403
ENEOS Holdings, Inc.	193,600	781,864
Hitachi Construction Machinery Co. Ltd.	20,200	573,123
Hitachi Ltd.	2,036	159,929
Inpex Corp.	7,200	97,866
Kansai Electric Power Co., Inc.	86,600	1,181,409
Komatsu Ltd.	42,800	1,217,658
Mazda Motor Corp.	48,600	589,199
Mitsubishi Corp.	27,300	470,514
Mitsubishi UFJ Financial Group, Inc.	30,200	282,870
Mitsui & Co. Ltd.	13,400	543,467
Mizuho Financial Group, Inc.	41,900	760,969
Shibaura Mechatronics Corp.	6,600	312,637
Tokyo Kiraboshi Financial Group, Inc.	7,600	222,310
Toyota Tsusho Corp.	10,800	707,739
		9,242,304
Luxembourg—0.0%†
ArcelorMittal SA	3,420	94,187
Monaco—0.0%†
Scorpio Tankers, Inc.	200	14,140
	Number of shares	Value
Common stocks—(continued)
Norway—0.0%†
Telenor ASA	1,502	$16,641
Portugal—0.0%†
Galp Energia SGPS SA	5,893	92,766
Singapore—0.1%
Jardine Cycle & Carriage Ltd.	9,200	177,523
Spain—0.0%†
Endesa SA	1,371	27,162
Sweden—0.3%
Essity AB, Class B	8,172	191,905
Industrivarden AB, Class C	556	17,519
Securitas AB, Class B	26,139	253,916
SKF AB, Class B	4,883	96,220
SSAB AB, Class B	12,912	98,628
Volvo AB, Class B	1,912	45,822
Volvo AB, Class A	3,629	89,219
Volvo Car AB, Class B*	38,446	100,229
		893,458
Switzerland—0.2%
Adecco Group AG, Registered Shares	13,051	564,365
Swatch Group AG, Registered Shares	5,707	259,663
		824,028
Thailand—0.0%†
Fabrinet*	68	14,519
United Kingdom—1.3%
Barclays PLC	455,124	845,769
Barratt Developments PLC	13,614	92,784
Bellway PLC	1,009	35,156
Berkeley Group Holdings PLC	571	34,577
Centrica PLC	56,519	98,911
CK Hutchison Holdings Ltd.	180,500	932,250
Coca-Cola Europacific Partners PLC[1]	3,068	211,385
DCC PLC	240	17,448
Harbour Energy PLC	9,467	33,273
HSBC Holdings PLC	42,334	330,531
IG Group Holdings PLC	3,716	33,393
Legal & General Group PLC	14,814	47,648
Marks & Spencer Group PLC	27,880	87,105
Mitie Group PLC	25,565	33,311
Next PLC	162	17,385
Standard Chartered PLC	37,691	284,851
Taylor Wimpey PLC	50,230	93,779
Tesco PLC	9,326	33,794
Unilever PLC	7,497	364,806
Vodafone Group PLC	1,225,175	1,041,571
		4,669,727
United States—26.3%
A O Smith Corp.	162	12,573
A10 Networks, Inc.	978	13,076
Acuity Brands, Inc.	139	33,104
AdaptHealth Corp.*,1	19,207	138,675

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Adobe, Inc.*,1	1,266	$782,109
Aehr Test Systems*	697	10,350
AES Corp.	14,740	245,863
Agilysys, Inc.*	51	4,269
Alexandria Real Estate Equities, Inc.	4,368	528,091
Alkermes PLC*,1	15,598	421,926
Ally Financial, Inc.	984	36,093
Alphabet, Inc., Class C*,1	9,277	1,315,479
Alphabet, Inc., Class A*,1	9,762	1,367,656
Altria Group, Inc.[1]	36,288	1,455,875
A-Mark Precious Metals, Inc.[1]	14,376	387,721
Amazon.com, Inc.*,1	3,282	509,366
American Express Co.	185	37,137
Ameriprise Financial, Inc.	90	34,815
Andersons, Inc.[1]	1,070	56,400
Apogee Enterprises, Inc.	246	12,991
Apollo Global Management, Inc.	358	35,943
Apple, Inc.[1]	6,934	1,278,630
Applied Industrial Technologies, Inc.	76	13,411
AppLovin Corp., Class A*,1	5,364	220,621
Arcturus Therapeutics Holdings, Inc.*,1	9,293	306,390
Argan, Inc.	287	12,723
Array Technologies, Inc.*	16,628	220,155
Artisan Partners Asset Management, Inc., Class A	306	12,821
Assurant, Inc.	105	17,635
Atkore, Inc.*	84	12,813
Axcelis Technologies, Inc.*,1	2,419	314,591
Badger Meter, Inc.	87	12,527
Ball Corp.	3,481	193,021
Bank of America Corp.[1]	16,980	577,490
Bank of New York Mellon Corp.[1]	15,401	854,139
Beacon Roofing Supply, Inc.*	990	82,061
Bel Fuse, Inc., Class B	202	13,506
Berkshire Hathaway, Inc., Class B*,1	929	356,494
Best Buy Co., Inc.[1]	1,892	137,151
Block, Inc.*	15,270	992,703
Bloom Energy Corp., Class A*	6,123	69,312
Boise Cascade Co.	100	13,546
Booking Holdings, Inc.*,1	103	361,269
Bristol-Myers Squibb Co.[1]	23,548	1,150,791
Broadcom, Inc.[1]	284	335,120
Brunswick Corp.	295	23,801
Buckle, Inc.	321	11,938
Build-A-Bear Workshop, Inc.	584	13,158
Builders FirstSource, Inc.*,1	6,412	1,113,957
Bunge Global SA1	118	10,395
Cactus, Inc., Class A	312	13,241
California Resources Corp.	168	8,010
Cal-Maine Foods, Inc.	237	13,135
Camden Property Trust	5,429	509,457
Campbell Soup Co.[1]	9,582	427,645
Capital One Financial Corp.	263	35,589
Cargurus, Inc.*	563	13,084
Carrier Global Corp.[1]	658	35,999
Catalyst Pharmaceuticals, Inc.*	861	12,398
Caterpillar, Inc.	30	9,009
	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Cavco Industries, Inc.*	40	$13,277
Centene Corp.*,1	4,607	346,953
CF Industries Holdings, Inc.	168	12,686
Chemed Corp.	22	13,041
Chesapeake Energy Corp.	167	12,877
Chevron Corp.[1]	1,306	192,544
Chord Energy Corp.	81	12,455
Chubb Ltd.	36	8,820
Cigna Group[1]	3,025	910,374
Cintas Corp.	22	13,301
Cisco Systems, Inc.[1]	27,215	1,365,649
Citigroup, Inc.	161	9,043
Clearfield, Inc.*	470	11,839
Clearway Energy, Inc., Class A1	1,161	26,076
Clorox Co.[1]	3,060	444,465
CNH Industrial NV1	72,097	865,164
Coca-Cola Consolidated, Inc.	15	12,921
Cognex Corp.	339	12,251
Cognizant Technology Solutions Corp., Class A	171	13,188
Cohen & Steers, Inc.	182	12,816
Comcast Corp., Class A1	13,175	613,164
Comfort Systems USA, Inc.	64	13,918
Consolidated Edison, Inc.[1]	7,097	645,117
Constellation Energy Corp.	3,473	423,706
Contra Abiomed, Inc.*	42	74
Copart, Inc.*	275	13,211
Corcept Therapeutics, Inc.*	566	11,943
Core & Main, Inc., Class A*	845	34,907
Corebridge Financial, Inc.	717	17,330
CorVel Corp.*	56	13,179
Costco Wholesale Corp.[1]	369	256,411
Coterra Energy, Inc.[1]	1,032	25,676
CRH PLC[1]	48,837	3,504,543
Cricut, Inc., Class A	2,142	11,224
Cross Country Healthcare, Inc.*	583	12,389
CVR Energy, Inc.	418	14,099
CVS Health Corp.[1]	17,832	1,326,166
Daktronics, Inc.*	1,610	12,204
DaVita, Inc.*	83	8,977
Deckers Outdoor Corp.*	19	14,321
Dick's Sporting Goods, Inc.	238	35,479
Digital Realty Trust, Inc.	819	115,037
Dillard's, Inc., Class A	33	12,780
Diodes, Inc.*	179	12,050
Discover Financial Services	243	25,641
DNOW, Inc.*	1,264	12,754
Dolby Laboratories, Inc., Class A	154	12,810
Donaldson Co., Inc.	205	13,241
Dorian LPG Ltd.[1]	4,283	160,356
Doximity, Inc., Class A*	452	12,181
DR Horton, Inc.[1]	3,660	523,051
Dream Finders Homes, Inc., Class A*,1	9,023	296,586
Dycom Industries, Inc.*	4,818	538,171
Dynatrace, Inc.*	234	13,338
Eagle Materials, Inc.	123	27,832

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Number of shares	Value
Common stocks—(continued)
United States—(continued)
eBay, Inc.[1]	5,678	$233,195
Edison International	3,836	258,853
Elastic NV*	4,300	503,358
elf Beauty, Inc.*	87	13,879
EMCOR Group, Inc.	100	22,811
Enovix Corp.*	11,807	109,923
Enphase Energy, Inc.*	113	11,767
EPAM Systems, Inc.*	44	12,237
ePlus, Inc.*	168	12,691
Equinix, Inc.[1]	197	163,465
Essent Group Ltd.	244	13,459
Essex Property Trust, Inc.	2,233	520,892
Everbridge, Inc.*	48,638	1,087,546
Eversource Energy[1]	5,189	281,348
Evolution Petroleum Corp.	2,251	12,628
ExlService Holdings, Inc.*	420	13,138
Expedia Group, Inc.*	118	17,503
Expeditors International of Washington, Inc.	103	13,012
Exponent, Inc.	144	12,699
Exxon Mobil Corp.[1]	4,811	494,619
F5, Inc.*	74	13,594
Fastenal Co.	202	13,782
FedEx Corp.[1]	6,504	1,569,350
Ferguson PLC[1]	174	32,688
Fidelity National Financial, Inc.	346	17,310
First Citizens BancShares, Inc., Class A1	11	16,610
Fluence Energy, Inc.*	5,769	114,630
Ford Motor Co.[1]	41,425	485,501
Fox Corp., Class A1	25,684	829,593
Fox Corp., Class B1	9,142	274,351
Fox Factory Holding Corp.*	198	12,482
Franklin Covey Co.*	207	8,371
Franklin Electric Co., Inc.	138	13,008
Franklin Resources, Inc.[1]	733	19,520
FutureFuel Corp.	2,229	12,705
Garmin Ltd.	105	12,546
GE HealthCare Technologies, Inc.	129	9,463
General Electric Co.[1]	5,651	748,305
General Motors Co.[1]	23,222	901,014
Genie Energy Ltd., Class B	576	10,719
Gentex Corp.	402	13,318
Genuine Parts Co.[1]	2,788	390,961
Gibraltar Industries, Inc.*	163	13,190
Gilead Sciences, Inc.[1]	11,485	898,816
Goodyear Tire & Rubber Co.*	12,017	167,517
Graco, Inc.	154	13,136
Grand Canyon Education, Inc.*	102	13,320
Granite Ridge Resources, Inc.	2,314	12,681
Graphic Packaging Holding Co.	1,350	34,439
Green Brick Partners, Inc.*	257	13,408
GSK PLC	1,791	35,422
H&R Block, Inc.	1,019	47,730
Hallador Energy Co.*	1,505	12,838
Harmony Biosciences Holdings, Inc.*	418	13,184
Hartford Financial Services Group, Inc.	206	17,914
Hawkins, Inc.	193	12,848
	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Healthcare Realty Trust, Inc.	48,175	$776,099
Herc Holdings, Inc.	1,775	261,795
HF Sinclair Corp.	237	13,388
Holcim AG	1,885	143,974
Howmet Aerospace, Inc.[1]	6,270	352,750
Hudson Technologies, Inc.*	1,004	12,731
Humana, Inc.[1]	585	221,165
IDEXX Laboratories, Inc.*	24	12,362
IDT Corp., Class B*	390	13,486
IES Holdings, Inc.*	164	13,441
Incyte Corp.*,1	17,253	1,013,959
Inmode Ltd.*	589	13,953
Innospec, Inc.	110	12,772
Insteel Industries, Inc.	237	8,207
InterDigital, Inc.	125	13,131
International Paper Co.[1]	10,712	383,811
ITT, Inc.	111	13,407
J M Smucker Co.[1]	87	11,445
Jabil, Inc.[1]	4,542	569,067
Jack Henry & Associates, Inc.	79	13,101
JAKKS Pacific, Inc.*	393	12,324
James River Group Holdings Ltd.[1]	1,930	18,470
Janus Henderson Group PLC	1,186	34,109
John B Sanfilippo & Son, Inc.	124	13,284
Johnson Controls International PLC[1]	7,260	382,529
Keysight Technologies, Inc.*	85	13,027
Kforce, Inc.	195	13,328
Kimberly-Clark Corp.[1]	12,835	1,552,650
Kimco Realty Corp.	79,114	1,598,103
Kinsale Capital Group, Inc.	35	13,915
Kraft Heinz Co.[1]	2,523	93,679
Lancaster Colony Corp.	76	13,967
Landstar System, Inc.	67	12,845
Lattice Semiconductor Corp.*	200	12,172
LeMaitre Vascular, Inc.	231	13,407
LendingTree, Inc.*	8,177	264,444
Lennar Corp., Class A1	970	145,354
Lennar Corp., Class B	348	48,285
Liberty Energy, Inc.	713	14,823
Lincoln Electric Holdings, Inc.	60	13,333
Lincoln National Corp.	620	17,019
Liquidity Services, Inc.*	499	8,708
Lockheed Martin Corp.[1]	1,228	527,315
Loews Corp.	242	17,632
LSI Industries, Inc.	945	12,909
M/I Homes, Inc.*	99	12,615
Macy's, Inc.	1,868	34,166
Magnolia Oil & Gas Corp., Class A	627	12,929
Manhattan Associates, Inc.*	62	15,039
Marathon Petroleum Corp.	222	36,763
MarketAxess Holdings, Inc.	48	10,824
Marqeta, Inc., Class A*	162,333	975,621
MasTec, Inc.*	5,306	348,445
MasterCraft Boat Holdings, Inc.*	605	11,719
Medifast, Inc.	213	11,640
Medpace Holdings, Inc.*	45	13,121

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Medtronic PLC[1]	301	$26,350
Meritage Homes Corp.	77	12,752
Meta Platforms, Inc., Class A*,1	8,212	3,203,830
Mettler-Toledo International, Inc.*	12	14,366
MGIC Investment Corp.	1,554	30,831
Microchip Technology, Inc.	152	12,947
Microsoft Corp.[1]	2,787	1,108,055
Molina Healthcare, Inc.*	95	33,862
Molson Coors Beverage Co., Class B1	19,649	1,214,112
Monarch Casino & Resort, Inc.	193	13,303
Monolithic Power Systems, Inc.	21	12,657
MSC Industrial Direct Co., Inc., Class A	135	13,322
Mueller Industries, Inc.	279	13,392
Murphy USA, Inc.	72	25,381
Napco Security Technologies, Inc.	386	13,414
National Beverage Corp.*	262	12,115
New Fortress Energy, Inc.	4,019	133,551
New York Community Bancorp, Inc.[1]	63,249	409,221
New York Times Co., Class A	269	13,063
NewMarket Corp.	86	47,972
NMI Holdings, Inc., Class A*	433	13,821
Nucor Corp.	177	33,087
NVE Corp.	118	9,439
NVIDIA Corp.[1]	2,312	1,422,504
NVR, Inc.*	7	49,527
Old Dominion Freight Line, Inc.	33	12,904
Old Republic International Corp.	291	8,160
Olympic Steel, Inc.[1]	872	58,930
ON Semiconductor Corp.*	2,844	202,294
Onto Innovation, Inc.*	88	14,212
Oracle Corp.[1]	2,017	225,299
OraSure Technologies, Inc.*	1,632	12,028
Oscar Health, Inc., Class A*	8,376	104,868
Owens Corning[1]	7,158	1,084,652
PACCAR, Inc.[1]	1,112	111,634
Packaging Corp. of America	105	17,417
Park Hotels & Resorts, Inc.	63,977	964,773
Parker-Hannifin Corp.[1]	880	408,760
Paychex, Inc.	110	13,390
Paycom Software, Inc.	66	12,556
PBF Energy, Inc., Class A	291	14,698
PC Connection, Inc.	202	13,031
Perdoceo Education Corp.	739	13,376
PG&E Corp.	13,956	235,438
Phillips 66	260	37,521
Phinia, Inc.	1,188	35,925
Photronics, Inc.*	437	12,769
Pinterest, Inc., Class A*	23,108	865,857
Pool Corp.	33	12,251
Powell Industries, Inc.	157	18,609
Power Integrations, Inc.	168	12,593
PPL Corp.	14,709	385,376
Progressive Corp.[1]	1,220	217,465
Progyny, Inc.*	345	13,141
Prudential Financial, Inc.	83	8,709
PulteGroup, Inc.[1]	9,718	1,016,114
	Number of shares	Value
Common stocks—(continued)
United States—(continued)
PVH Corp.	145	$17,438
Qualys, Inc.*	68	12,864
Quanex Building Products Corp.	421	13,144
Quanta Services, Inc.	2,037	395,280
Ralph Lauren Corp.	62	8,908
Rambus, Inc.*	194	13,295
Range Resources Corp.	432	12,545
Reinsurance Group of America, Inc.	102	17,737
Reliance Steel & Aluminum Co.	46	13,129
ResMed, Inc.	74	14,075
Resources Connection, Inc.	318	4,280
REX American Resources Corp.*	295	12,210
RH*	4,044	1,025,073
Robert Half, Inc.	265	21,078
ROBLOX Corp., Class A*	20,737	804,803
Rockwell Automation, Inc.	290	73,451
Rollins, Inc.	303	13,123
Royal Gold, Inc.[1]	900	102,951
RPC, Inc.	1,857	13,575
Ryder System, Inc.	307	34,866
Saia, Inc.*	30	13,517
SEI Investments Co.	207	13,091
Semtech Corp.*	33,587	666,366
SentinelOne, Inc., Class A*	60,311	1,616,335
Shake Shack, Inc., Class A*	13,685	1,034,039
Shoals Technologies Group, Inc., Class A*	7,318	96,378
Shutterstock, Inc.	273	12,823
Signify NV2	536	16,072
Simpson Manufacturing Co., Inc.	70	12,669
Skechers USA, Inc., Class A*	550	34,342
Skyline Champion Corp.*	184	12,600
Skyworks Solutions, Inc.	124	12,953
SL Green Realty Corp.	34,555	1,553,247
Snap-on, Inc.	45	13,047
Sphere Entertainment Co.*,1	2,389	84,523
Spok Holdings, Inc.	833	13,794
Sprinklr, Inc., Class A*	132,059	1,648,096
SPS Commerce, Inc.*	71	13,050
Standex International Corp.	87	12,846
Steel Dynamics, Inc.	263	31,741
Stellantis NV	11,766	259,165
Steven Madden Ltd.	309	12,941
Stifel Financial Corp.	490	35,746
Sunnova Energy International, Inc.*	14,676	154,392
Super Micro Computer, Inc.*	38	20,125
Synchrony Financial	911	35,411
T Rowe Price Group, Inc.	119	12,906
Tapestry, Inc.	221	8,573
TD SYNNEX Corp.	83	8,298
Tenaris SA	1,774	28,019
Tenet Healthcare Corp.*	217	17,955
Teradyne, Inc.	124	11,977
Texas Pacific Land Corp.	9	13,152
Thor Industries, Inc.	228	25,769
TJX Cos., Inc.[1]	4,680	444,179
TKO Group Holdings, Inc.	35,094	2,937,017

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Number of shares	Value
Common stocks—(concluded)
United States—(concluded)
Toll Brothers, Inc.	342	$33,978
Transocean Ltd.*	156,092	852,262
Travelers Cos., Inc.	42	8,877
Trex Co., Inc.*	161	13,118
TripAdvisor, Inc.*	24,780	535,248
Uber Technologies, Inc.*,1	32,902	2,147,514
UFP Industries, Inc.	111	12,593
U-Haul Holding Co.*	517	34,256
Ulta Beauty, Inc.*	27	13,555
Union Pacific Corp.[1]	1,290	314,670
United Rentals, Inc.[1]	3,730	2,332,742
United Therapeutics Corp.*	60	12,887
Unity Software, Inc.*	15,849	513,508
Universal Display Corp.	72	12,223
USANA Health Sciences, Inc.*	259	12,126
Veeva Systems, Inc., Class A*	66	13,689
VeriSign, Inc.*	65	12,927
Verizon Communications, Inc.	661	27,993
Vertex Pharmaceuticals, Inc.*,1	1,536	665,672
Vertiv Holdings Co., Class A	7,854	442,416
Viatris, Inc.[1]	9,102	107,131
VICI Properties, Inc.[1]	1,159	34,909
Vicor Corp.*	332	12,506
Victoria's Secret & Co.*	19,652	511,935
Vistra Corp.	6,716	275,557
Voyager Therapeutics, Inc.*	1,621	11,785
W R Berkley Corp.	227	18,587
Walgreens Boots Alliance, Inc.[1]	33,851	764,017
Warrior Met Coal, Inc.	208	13,347
Watsco, Inc.	33	12,902
Watts Water Technologies, Inc., Class A	66	13,069
WD-40 Co.	51	13,208
WESCO International, Inc.	49	8,502
West Pharmaceutical Services, Inc.	37	13,802
Westlake Corp.	251	34,726
Williams-Sonoma, Inc.	236	45,640
Winmark Corp.	35	12,623
WW Grainger, Inc.	15	13,435
XPEL, Inc.*	250	13,363
XPO, Inc.*,1	3,580	305,875
Yelp, Inc.*	292	12,769
Zoom Video Communications, Inc., Class A*,1	50,375	3,254,729
Zymeworks, Inc.*	1,236	13,398
Zynex, Inc.*	1,221	14,457
		92,365,827
Total common stocks (cost—$136,022,842)		143,640,807
Preferred stocks—0.0%†
Germany—0.0%†
Bayerische Motoren Werke AG	1,434	140,117
Henkel AG & Co. KGaA	144	11,039
Volkswagen AG	253	32,539
Total preferred stocks (cost—$186,645)		183,695
	Number of shares		Value
Exchange traded funds—0.6%
VanEck Gold Miners ETF		62,625	$1,749,743
VanEck Junior Gold Miners ETF[1]		7,140	241,332
Total exchange traded funds (cost—$2,047,585)			1,991,075
Investment companies—10.1%
AQR Style Premia Alternative Fund, Class R6		680,020	5,100,146
Carillon Reams Unconstrained Bond Fund, Class I		1,383,588	17,045,804
Virtus AlphaSimplex Managed Futures Strategy Fund, Class I		1,486,393	13,555,906
Total investment companies (cost—$37,946,167)			35,701,856
	Number of warrants
Warrant—0.0%†
Canada—0.0%
Constellation Software, Inc. expires 03/31/40*		100	0
Total warrants (cost—$0)			0
	Face amount[3]
Corporate bonds—12.3%
Canada—0.2%
Chorus Aviation, Inc. 6.000%, due 06/30/26[1,2]	CAD	736,149	524,626
United States—12.1%
Amyris, Inc. 0.000%, due 11/15/264		525,000	15,750
Bloomin' Brands, Inc. 5.000%, due 05/01/25		1,500,000	3,568,950
Cinemark Holdings, Inc. 4.500%, due 08/15/25		3,000,000	3,576,720
FirstEnergy Corp. 4.000%, due 05/01/26[2]		3,500,000	3,461,563
Palo Alto Networks, Inc. 0.375%, due 06/01/25		4,000,000	13,588,320
Parsons Corp. 0.250%, due 08/15/25		600,000	890,694
Patrick Industries, Inc. 1.750%, due 12/01/28		450,000	508,694
Royal Caribbean Cruises Ltd. 6.000%, due 08/15/25		4,750,000	12,394,698
Transocean, Inc. 4.625%, due 09/30/29		1,413,000	2,577,029
Wayfair, Inc. 3.500%, due 11/15/28[2]		1,500,000	2,019,945
			42,602,363
Total corporate bonds (cost—$33,609,463)			43,126,989

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2024 (unaudited)

		Number of shares	Value
Short term investments—30.9%
Investment companies—30.9%
State Street Institutional U.S. Government Money Market Fund (cost—$108,677,330)		108,677,330	$108,677,330
	Number of contracts	Notional amount
Equity and foreign exchange options purchased—0.7%
Call options—0.4%
Call Eurex Dow Jones EURO STOXX 50 Dividend Futures, strike @ 130.000, expires 12/20/24 (Counterparty: JPMCB)	233	$30,290	657,710
Call EURO STOXX 50 Index, strike @ 4,200.000, expires 12/18/26 (Counterparty: JPMCB)	107	449,400	800,309
Call STOXX Europe 600 Basic Resources Index, strike @ 570.000, expires 03/15/24 (Counterparty: JPMCB)	81	46,170	48,145
Call STOXX Europe 600 Basic Resources Index, strike @ 535.000, expires 03/15/24 (Counterparty: JPMCB)	18	9,630	27,428
Total			1,533,592
Put options—0.3%
Put EURO STOXX 50 Index, strike @ 3,100.000, expires 06/21/24 (Counterparty: JPMCB)	22	68,200	1,331
Put EURO STOXX 50 Index, strike @ 3,200.000, expires 06/21/24 (Counterparty: JPMCB)	95	304,000	6,160
Put FirstEnergy Corp., strike @ 25.000, expires 04/19/24 (Counterparty: MSCI)	25	625	125
Put Wayfair, Inc., strike @ 30.000, expires 05/17/24 (Counterparty: MSCI)	35	1,050	3,885
Put EURO STOXX 50 Index, strike @ 3,800.000, expires 12/18/26 (Counterparty: JPMCB)	329	1,250,200	778,300
Put EURO STOXX 50 Index, strike @ 4,200.000, expires 12/20/24 (Counterparty: JPMCB)	58	243,600	76,408
Put S&P 500 Index, strike @ 3,800.000, expires 03/15/24 (Counterparty: JPMCB)	22	83,600	5,610
	Number of contracts	Notional amount	Value
Equity and foreign exchange options purchased—(concluded)
Put options—(concluded)
Put iShares Russell 2000 ETF, strike @ 196.000, expires 02/16/24 (Counterparty: GS)	17	$3,332	$8,330
Put SPDR S&P 500 ETF Trust, strike @ 478.000, expires 02/29/24 (Counterparty: WF)	19	9,082	4,959
Total			885,108
Total equity and foreign exchange options purchased (cost—$2,391,906)			2,418,700
Total investments before investments sold short (cost—$320,881,938)—95.5%			335,740,452
		Number of shares
Investments sold short—(28.1)%
Common stocks—(24.3)%
Australia—(0.1)%
De Grey Mining Ltd.		(136,997)	(109,020)
Mineral Resources Ltd.		(9,516)	(367,021)
			(476,041)
Bahamas—(0.0)%†
OneSpaWorld Holdings Ltd.		(11,896)	(162,142)
Brazil—(0.0)%†
ERO Copper Corp.		(6,440)	(100,831)
Burkina Faso—(0.1)%
IAMGOLD Corp.		(91,540)	(217,879)
Canada—(4.2)%
Aecon Group, Inc.		(26,040)	(267,673)
Allied Properties Real Estate Investment Trust		(13,980)	(202,975)
Altus Group Ltd.		(3,600)	(121,352)
Aritzia, Inc.		(8,740)	(212,641)
Automotive Properties Real Estate Investment Trust		(1,720)	(13,881)
Ballard Power Systems, Inc.		(35,200)	(115,200)
BCE, Inc.		(34,180)	(1,379,200)
Boston Pizza Royalties Income Fund		(6,170)	(70,950)
Canadian National Railway Co.		(10,130)	(1,256,634)
Canadian Tire Corp. Ltd.		(6,000)	(637,733)
Cogeco Communications, Inc.		(9,190)	(424,143)
CT Real Estate Investment Trust		(18,870)	(203,655)
Descartes Systems Group, Inc.		(1,010)	(88,436)
Dream Office Real Estate Investment Trust		(7,710)	(62,164)
Enbridge, Inc.		(15,570)	(552,874)
Filo Corp.		(10,300)	(158,355)
Granite Real Estate Investment Trust		(4,120)	(221,958)
Imperial Oil Ltd.		(5,630)	(324,747)
Innergex Renewable Energy, Inc.		(59,040)	(403,129)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Canada—(concluded)
Intact Financial Corp.	(6,710)	$(1,049,334)
Ivanhoe Mines Ltd.	(63,300)	(664,333)
Lithium Americas Argentina Corp.	(2,600)	(11,526)
Loblaw Cos. Ltd.	(2,140)	(213,849)
Metro, Inc.	(19,890)	(1,044,319)
NexGen Energy Ltd.	(49,600)	(379,992)
Northland Power, Inc.	(6,010)	(110,594)
Onex Corp.	(1,400)	(103,372)
Pan American Silver Corp.	(22,200)	(300,524)
Paramount Resources Ltd.	(4,080)	(80,420)
Premium Brands Holdings Corp.	(3,630)	(248,372)
RioCan Real Estate Investment Trust	(38,910)	(529,335)
Sleep Country Canada Holdings, Inc.	(17,210)	(332,692)
SmartCentres Real Estate Investment Trust	(22,600)	(414,531)
Stantec, Inc.	(6,930)	(556,843)
Suncor Energy, Inc.	(7,840)	(259,613)
TC Energy Corp.	(1,649)	(65,055)
TELUS Corp.	(69,950)	(1,252,851)
TMX Group Ltd.	(4,220)	(104,366)
Whitecap Resources, Inc.	(28,590)	(185,007)
		(14,624,628)
Chile—(0.0)%†
Lundin Mining Corp.	(20,090)	(164,073)
Denmark—(0.0)%†
Vestas Wind Systems AS	(2,923)	(82,414)
France—(0.1)%
Airbus SE	(583)	(92,864)
Edenred SE	(738)	(44,080)
Gecina SA	(1,764)	(194,545)
		(331,489)
Germany—(0.0)%†
Covestro AG	(235)	(12,409)
LEG Immobilien SE	(528)	(43,813)
Mercedes-Benz Group AG	(680)	(45,909)
		(102,131)
Israel—(0.0)%†
Mobileye Global, Inc.	(763)	(19,731)
Italy—(0.0)%†
Infrastrutture Wireless Italiane SpA	(1,570)	(18,984)
Salvatore Ferragamo SpA	(3,180)	(40,560)
		(59,544)
Japan—(1.2)%
Advantest Corp.	(9,800)	(390,019)
Asahi Intecc Co. Ltd.	(33,400)	(634,630)
Daiichi Sankyo Co. Ltd.	(29,800)	(892,183)
Eisai Co. Ltd.	(16,700)	(786,380)
JTOWER, Inc.	(6,600)	(203,326)
Olympus Corp.	(17,200)	(254,623)
Septeni Holdings Co. Ltd.	(40,600)	(135,940)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Japan—(concluded)
SoftBank Group Corp.	(19,800)	$(854,778)
StemRIM, Inc.	(8,300)	(30,654)
		(4,182,533)
Netherlands—(0.1)%
Argenx SE	(767)	(289,644)
Norway—(0.0)%†
Freyr Battery, Inc.	(46,493)	(62,766)
South Africa—(0.2)%
Gold Fields Ltd.	(47,680)	(705,664)
Spain—(0.1)%
Cellnex Telecom SA	(7,960)	(306,280)
Sweden—(0.5)%
Beijer Ref AB	(26,135)	(355,828)
EQT AB	(15,545)	(417,417)
Fastighets AB Balder	(22,628)	(150,189)
PowerCell Sweden AB	(9,594)	(37,428)
Sagax AB	(25,397)	(617,180)
		(1,578,042)
United Kingdom—(0.5)%
Croda International PLC	(3,068)	(185,696)
Entain PLC	(45,151)	(549,957)
ITM Power PLC	(213,344)	(160,821)
Legal & General Group PLC	(201,806)	(649,097)
Ocado Group PLC	(3,567)	(24,434)
Oxford Nanopore Technologies PLC	(31,702)	(64,339)
		(1,634,344)
United States—(17.2)%
Abercrombie & Fitch Co.	(2,600)	(264,940)
Alaska Air Group, Inc.	(1,160)	(41,563)
Albemarle Corp.	(535)	(61,386)
Allegiant Travel Co.	(560)	(43,904)
Ally Financial, Inc.	(5,110)	(187,435)
Alnylam Pharmaceuticals, Inc.	(4,365)	(754,752)
American Eagle Outfitters, Inc.	(13,234)	(262,298)
American Water Works Co., Inc.	(807)	(100,084)
Aptiv PLC	(279)	(22,691)
Asbury Automotive Group, Inc.	(1,224)	(255,889)
Bank OZK	(3,970)	(179,087)
BJ's Restaurants, Inc.	(5,970)	(206,622)
Bloomin' Brands, Inc.	(134,593)	(3,582,866)
Boeing Co.	(2,874)	(606,529)
BOK Financial Corp.	(1,980)	(166,003)
Booking Holdings, Inc.	(110)	(385,822)
BRP, Inc.	(1,540)	(97,180)
Brunswick Corp.	(1,210)	(97,623)
Carrier Global Corp.	(1,034)	(56,570)
Catalent, Inc.	(1,324)	(68,371)
Caterpillar, Inc.	(2,089)	(627,348)
CH Robinson Worldwide, Inc.	(1,970)	(165,657)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
United States—(continued)
Cinemark Holdings, Inc.	(142,144)	$(1,965,851)
Coinbase Global, Inc.	(883)	(113,201)
Copart, Inc.	(3,700)	(177,748)
Corning, Inc.	(7,675)	(249,361)
CoStar Group, Inc.	(764)	(63,779)
Cracker Barrel Old Country Store, Inc.	(1,350)	(104,422)
Crocs, Inc.	(3,943)	(400,136)
CSX Corp.	(4,200)	(149,940)
CVB Financial Corp.	(8,510)	(142,713)
Deere & Co.	(1,080)	(425,066)
DoorDash, Inc.	(3,010)	(313,642)
Dynex Capital, Inc.	(38,048)	(465,707)
Enovix Corp.	(3,993)	(37,175)
Enphase Energy, Inc.	(237)	(24,679)
Estee Lauder Cos., Inc.	(1,984)	(261,868)
Expeditors International of Washington, Inc.	(2,060)	(260,240)
Ferrovial SE	(2,471)	(94,232)
FirstEnergy Corp.	(14,954)	(548,513)
Freeport-McMoRan, Inc.	(6,226)	(247,110)
FuelCell Energy, Inc.	(90,513)	(108,616)
Gaming & Leisure Properties, Inc.	(8,570)	(391,220)
German American Bancorp, Inc.	(2,165)	(71,726)
Globalstar, Inc.	(9,649)	(15,342)
Helen of Troy Ltd.	(760)	(87,020)
Hershey Co.	(620)	(119,995)
Home Depot, Inc.	(1,610)	(568,266)
J M Smucker Co.	(4,160)	(547,248)
Joby Aviation, Inc.	(33,399)	(182,359)
Kennametal, Inc.	(16,290)	(399,431)
Kinder Morgan, Inc.	(1,979)	(33,485)
Landstar System, Inc.	(360)	(69,019)
Leggett & Platt, Inc.	(8,770)	(203,552)
Lowe's Cos., Inc.	(1,863)	(396,521)
Lucid Group, Inc.	(74,266)	(251,019)
Luminar Technologies, Inc.	(84,953)	(231,072)
MarineMax, Inc.	(1,864)	(52,192)
Markel Group, Inc.	(160)	(239,589)
Martin Marietta Materials, Inc.	(1,901)	(966,506)
MicroVision, Inc.	(53,051)	(126,261)
MongoDB, Inc.	(56)	(22,429)
Newmont Corp.	(11,080)	(382,371)
NextDecade Corp.	(66,163)	(336,770)
Norfolk Southern Corp.	(440)	(103,506)
NVIDIA Corp.	(218)	(134,129)
Old Dominion Freight Line, Inc.	(830)	(324,547)
Oshkosh Corp.	(6,714)	(739,211)
PACCAR, Inc.	(1,930)	(193,753)
Palo Alto Networks, Inc.	(40,320)	(13,648,723)
Parsons Corp.	(12,436)	(810,205)
Patrick Industries, Inc.	(2,922)	(293,340)
PepsiCo, Inc.	(1,250)	(210,662)
Phathom Pharmaceuticals, Inc.	(16,118)	(107,991)
Pliant Therapeutics, Inc.	(15,492)	(277,617)
	Number of shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
United States—(concluded)
Plug Power, Inc.	(3,376)	$(15,023)
Polaris, Inc.	(2,880)	(259,085)
Pool Corp.	(310)	(115,087)
PureCycle Technologies, Inc.	(70,287)	(275,525)
QuantumScape Corp.	(39,746)	(270,670)
Ralph Lauren Corp.	(960)	(137,923)
Rivian Automotive, Inc.	(39,325)	(602,066)
ROBLOX Corp.	(15,145)	(587,777)
Rocket Lab USA, Inc.	(1,250)	(6,062)
Rockwell Automation, Inc.	(820)	(207,690)
Royal Caribbean Cruises Ltd.	(91,008)	(11,603,520)
Schneider National, Inc.	(3,260)	(79,935)
SEI Investments Co.	(5,070)	(320,627)
Seritage Growth Properties	(9,660)	(88,389)
Sherwin-Williams Co.	(259)	(78,834)
Snap, Inc.	(1,729)	(27,474)
SolarEdge Technologies, Inc.	(292)	(19,418)
Solid Power, Inc.	(90,773)	(147,052)
Southwest Airlines Co.	(7,762)	(232,006)
T Rowe Price Group, Inc.	(2,150)	(233,167)
Targa Resources Corp.	(5,187)	(440,687)
Tesla, Inc.	(430)	(80,535)
Texas Pacific Land Corp.	(12)	(17,536)
Thor Industries, Inc.	(1,760)	(198,915)
Toast, Inc.	(23,175)	(411,820)
Transocean Ltd.	(386,065)	(2,107,915)
Ulta Beauty, Inc.	(1,113)	(558,782)
United Airlines Holdings, Inc.	(1,010)	(41,794)
Unity Software, Inc.	(14,730)	(477,252)
Upstart Holdings, Inc.	(4,399)	(139,712)
Uranium Energy Corp.	(36,450)	(278,478)
Virgin Galactic Holdings, Inc.	(73,831)	(131,419)
Vulcan Materials Co.	(3,450)	(779,734)
W R Berkley Corp.	(2,070)	(169,492)
Wayfair, Inc.	(28,822)	(1,448,305)
WEC Energy Group, Inc.	(1,102)	(88,997)
Werner Enterprises, Inc.	(1,920)	(75,936)
Williams Cos., Inc.	(1,101)	(38,161)
YETI Holdings, Inc.	(14,421)	(634,091)
Zillow Group, Inc.	(2,115)	(120,217)
		(60,472,804)
Total common stocks (proceeds—$(73,886,158))		(85,572,980)
	Face amount
Corporate bonds—(0.0)%†
United States—(0.0)%†
Patrick Industries, Inc. 4.750%, due 05/01/29 (proceeds—$(98,000))	$(100,000)	(92,132)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2024 (unaudited)

	Number of shares	Value
Exchange traded funds—(3.4)%
BMO S&P 500 Index ETF	(11,750)	$(622,349)
iShares MSCI USA Momentum Factor ETF	(3,960)	(655,974)
SPDR S&P 500 ETF Trust	(7,242)	(3,497,017)
SPDR Bloomberg High Yield Bond ETF	(5,440)	(516,093)
iShares Russell 2000 ETF	(16,680)	(3,217,239)
iShares Core S&P/TSX Capped Composite Index ETF	(97,640)	(2,437,278)
SPDR Dow Jones Industrial Average ETF Trust	(720)	(274,586)
SPDR S&P Regional Banking ETF	(4,970)	(247,009)
iShares Semiconductor ETF	(501)	(293,611)
Total exchange traded funds (proceeds—(11,402,966))		(11,761,156)
	Number of shares	Value
Investment companies—(0.3)%
Industrial Select Sector SPDR Fund	(9,082)	$(1,025,267)
Utilities Select Sector SPDR Fund	(1,018)	(62,556)
Total investment companies (proceeds—$(981,067))		(1,087,823)
Preferred stocks—(0.1)%
Germany—(0.1)%
Porsche Automobil Holding SE	(3,373)	(168,393)
Total preferred stocks (proceeds—$(169,541))		(168,393)
Total investments sold short (proceeds—$(86,537,732))		(98,682,484)
Total investments cost—$234,442,206—67.4%		237,057,968
Other assets in excess of liabilities—32.6%		114,514,479
Net assets—100.0%		$351,572,447

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Options written

Notional amount		Number of contracts	Call options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
EUR	32,620	233	Call Eurex Dow Jones EURO STOXX 50 Dividend Futures, strike @ 140.000	BNP	12/20/24	$84,398	$(417,238)	$(332,840)
EUR	243,600	58	Call EURO STOXX 50 Index, strike @ 4,200.000	JPMCB	12/20/24	165,740	(354,208)	(188,468)
USD	1,554	14	Call U.S. Treasury Note 10 Year Futures Option, strike @ 111.000	JPMCB	02/23/24	7,633	(20,125)	(12,492)
USD	700	14	Call Vertiv Holdings Co., strike @ 50.000	WF	07/19/24	6,633	(17,080)	(10,447)
Total						$264,404	$(808,651)	$(544,247)
			Put options
EUR	46,170	81	Put STOXX Europe 600 Basic Resources Index, strike @ 570.000	JPMCB	03/15/24	$143,428	$(122,114)	$21,314
EUR	9,630	18	Put STOXX Europe 600 Basic Resources Index, strike @ 535.000	JPMCB	03/15/24	18,548	(10,018)	8,530
EUR	6,555	69	Put Eurex Dow Jones EURO STOXX 50 Dividend Futures, strike @ 95.000	JPMCB	12/20/24	31,094	(597)	30,497
EUR	31,200	312	Put Eurex Dow Jones EURO STOXX 50 Dividend Futures, strike @ 100.000	JPMCB	12/20/24	106,369	(3,372)	102,997
EUR	25,630	233	Put Eurex Dow Jones EURO STOXX 50 Dividend Futures, strike @ 110.000	BNP	12/20/24	103,602	(3,273)	100,329
EUR	722,000	190	Put EURO STOXX 50 Index, strike @ 3,800.000	JPMCB	12/20/24	394,076	(123,405)	270,671
EUR	449,400	107	Put EURO STOXX 50 Index, strike @ 4,200.000	JPMCB	12/18/26	548,207	(374,310)	173,897
USD	3,145	17	Put iShares Russell 2000 ETF, strike @ 185.000	GS	02/16/24	3,377	(1,598)	1,779
USD	1,463	14	Put U.S. Treasury Note 10 Year Futures Option, strike @ 104.500	JPMCB	02/23/24	9,383	(14)	9,369
USD	8,550	19	Put SPDR S&P 500 ETF Trust, strike @ 450.000	WF	02/29/24	1,200	(627)	573
Total						$1,359,284	$(639,328)	$719,956
Total options written						$1,623,688	$(1,447,979)	$175,709

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2024 (unaudited)

Swaptions written

Notional amount (000)		Number of contracts	Call Swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
JPY	125,730	139,700,000	10 Year USD SOFR Interest Rate Swap	MSCI	Pay	02/28/24	$5,683	$(3,924)	$1,759
			Put Swaptions
JPY	160,655	139,700,000	10 Year USD SOFR Interest Rate Swap	MSCI	Pay	02/28/24	$6,346	$(747)	$5,599
Total swaptions written							$12,029	$(4,671)	$7,358

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts:
36	EUR	Eurex EURO STOXX 50 Index Futures	March 2024	$1,767,354	$1,814,928	$47,574
10	GBP	FTSE 100 Index Futures	March 2024	960,641	966,824	6,183
11	JPY	OSE Nikkei 225 Index Futures	March 2024	2,602,667	2,718,236	115,569
36	USD	S&P 500 Index Futures	March 2024	8,391,038	8,766,900	375,862
Total				$13,721,700	$14,266,888	$545,188
Index futures sell contracts:
3	EUR	Eurex EURO STOXX 50 Index Futures	March 2024	$(148,171)	$(151,244)	$(3,073)
140	EUR	EURO STOXX 600 Index Futures	March 2024	(3,597,850)	(3,682,594)	(84,744)
27	USD	Russell 2000 Value Index Futures	March 2024	(2,568,220)	(2,640,465)	(72,245)
1	USD	S&P 500 Index Futures	March 2024	(234,862)	(243,525)	(8,663)
Total				$(6,549,103)	$(6,717,828)	$(168,725)
Net unrealized appreciation (depreciation)						$376,463

Centrally cleared credit default swap agreements on credit indices—sell protection5

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[6]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CDX.NA.HY.S41	USD	4,234	12/20/28	Quarterly	5.000%	$(46,433)	$259,848	$213,415

Centrally cleared credit default swap agreements on corporate issues—sell protection5

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[6]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
iTraxx Europe Crossover S40	EUR	—	06/20/28	Quarterly	5.000%	$(137,670)	$316,151	$178,481

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2024 (unaudited)

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[6]	Payments received by the Portfolio[6]	Value	Unrealized appreciation (depreciation)
GBP	40,000	09/25/25	At Maturity	4.826%	12 Month GBP SONIA	$421,338	$421,338
GBP	31,110	09/25/25	At Maturity	4.804	12 Month GBP SONIA	319,615	319,615
JPY	3,116,747	12/20/28	Annual	12 Month JPY TONA	0.580%	(93,998)	(93,909)
JPY	1,984,550	12/20/28	Annual	12 Month JPY TONA	0.659	(113,186)	(113,113)
JPY	190,000	03/21/29	Annual	12 Month JPY TONA	0.584	(2,746)	(2,746)
JPY	1,195,671	06/21/33	Annual	12 Month JPY TONA	0.621	136,237	136,263
JPY	207,643	09/20/33	Annual	12 Month JPY TONA	0.619	32,865	32,875
JPY	1,237,600	12/20/33	Annual	12 Month JPY TONA	0.956	(46,645)	(71,155)
JPY	1,375,713	12/20/33	Annual	12 Month JPY TONA	1.018	(107,589)	(107,585)
JPY	125,000	03/21/34	Annual	12 Month JPY TONA	0.980	(3,238)	(3,238)
KRW	13,418,223	03/20/34	Quarterly	3.379	3 Month KRW COD Rate	153,277	(64,625)
USD	49,700	09/25/25	Annual	12 Month SOFR	4.600	(395,875)	(395,875)
USD	41,000	09/25/25	Annual	12 Month SOFR	4.594	(324,060)	(324,060)
Total						$(24,005)	$(266,215)

OTC Total return swap agreements

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payment made by the Portfolio	Payments received by the Portfolio[6]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BB	USD	—	02/16/24	At Maturity	0.000%	S&P 500 Index	$—	$30,193	$30,193
BB	USD	—	02/16/24	At Maturity	0.000	S&P 500 Index	—	24,685	24,685
BB	USD	—	03/15/24	At Maturity	0.000	S&P 500 Index	—	27,726	27,726
BB	USD	—	03/15/24	At Maturity	0.000	S&P 500 Index	—	22,098	22,098
BB	USD	—	03/15/24	At Maturity	0.000	S&P 500 Index	—	(165)	(165)
BB	USD	—	04/19/24	At Maturity	0.000	S&P 500 Index	—	(1,409)	(1,409)
GSI	USD	3	10/18/24	At Maturity	0.000	GS FX Intraday	—	532	532
JPMCB	USD	8	09/30/24	At Maturity	Provident Financial Services , Inc.	5.010%	—	7,808	7,808
JPMCB	USD	10	09/30/24	At Maturity	5.610	Lakeland Bancorp, Inc.	—	(9,761)	(9,761)
JPMCB	USD	90	10/18/24	At Maturity	5.610	Albertsons Cos., Inc.	—	(159,135)	(159,135)
JPMCB	EUR	3	02/24/25	At Maturity	3.992	RWE AG	—	(15,501)	(15,501)
JPMCB	EUR	16	02/24/25	At Maturity	3.992	Engie SA	—	(15,469)	(15,469)
JPMCB	EUR	14	02/24/25	At Maturity	3.992	Siemens Energy AG	—	27,648	27,648
JPMCB	EUR	15	02/24/25	At Maturity	3.992	Veolia Environnement SA	—	18,704	18,704
JPMCB	EUR	7	02/24/25	At Maturity	Enel SpA	3.992	—	3,304	3,304
JPMCB	EUR	4	02/24/25	At Maturity	Iberdrola SA	3.992	—	1,926	1,926
JPMCB	EUR	3	02/24/25	At Maturity	3.992	Stellantis N.V.	—	1,266	1,266
JPMCB	EUR	4	02/24/25	At Maturity	Iberdrola SA—Rights	3.992	—	31	31
JPMCB	EUR	—	03/06/25	At Maturity	STOXX Europe 600 Industrial Goods & Services Index	3.992	—	(2,549)	(2,549)
JPMCB	GBP	4	03/06/25	At Maturity	National Grid PLC	5.188	—	704	704
JPMCB	EUR	1	03/06/25	At Maturity	Eurex STOXX 600 Utilities Index	3.992	—	11,775	11,775
JPMCB	GBP	5	03/06/25	At Maturity	5.1884	Shell PLC	—	(795)	(795)
JPMCB	KRW	—	03/07/25	At Maturity	Ecopro Co. Ltd.	5.330	—	4,445	4,445

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2024 (unaudited)

OTC Total return swap agreements—(concluded)

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payment made by the Portfolio	Payments received by the Portfolio[6]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
JPMCB	KRW	—	03/07/25	At Maturity	Ecopro BM Co. Ltd.	5.330%	$—	$9,831	$9,831
JPMCB	KRW	—	03/07/25	At Maturity	LG Energy Solution Ltd.	5.330	—	2,036	2,036
JPMCB	USD	12	05/08/25	At Maturity	5.610%	Amedisys, Inc.	—	4,029	4,029
JPMCB	USD	7	05/27/25	At Maturity	5.66	GCI Liberty, Inc.	—	329	329
JPMCB	USD	9	07/07/25	At Maturity	5.610	American Equity Investment Life Holding Co.	—	(2,391)	(2,391)
JPMCB	USD	1	07/07/25	At Maturity	Brookfield Asset Management	5.010	—	(1,291)	(1,291)
JPMCB	USD	20	07/28/25	At Maturity	Exxon Mobil Corp.	5.010	—	(37,823)	(37,823)
JPMCB	USD	—	08/11/25	At Maturity	5.610	Sovos Brands, Inc.	—	3	3
JPMCB	JPY	—	08/12/25	At Maturity	Daikin Industries Ltd.	(0.010)	—	1,152	1,152
JPMCB	USD	27	08/14/25	At Maturity	5.610	Capri Holdings Ltd.	—	(46,840)	(46,840)
JPMCB	USD	29	08/14/25	At Maturity	5.61	Chinook Therapeutics, Inc.	—	(289)	(289)
JPMCB	GBP	52	09/15/25	At Maturity	Smurfit Kappa Group PLC	4.888	—	89,667	89,667
JPMCB	USD	54	09/15/25	At Maturity	5.610	Westrock Co.	—	(126,916)	(126,916)
JPMCB	HKD	1	09/22/25	At Maturity	BYD Co. Ltd.	3.210	—	5,138	5,138
JPMCB	USD	11	09/25/25	At Maturity	5.610	Splunk, Inc.	—	11,883	11,883
JPMCB	USD	23	10/10/25	At Maturity	5.610	SP Plus Corp.	—	8,335	8,335
JPMCB	USD	9	10/14/25	At Maturity	5.610	Pioneer Natural Resources Co.	—	30,822	30,822
JPMCB	USD	50	10/20/25	At Maturity	5.610	Olink Holding AB	—	(26,131)	(26,131)
JPMCB	CNY	20	11/10/25	At Maturity	5.330	Sany Heavy Industry Co. Ltd.	—	(387)	(387)
JPMCB	USD	40	12/04/25	At Maturity	5.610	ImmunoGen, Inc.	—	(21,003)	(21,003)
JPMCB	USD	25	12/11/25	At Maturity	5.610	Cerevel Therapeutics Holdings, Inc.	—	(11,446)	(11,446)
JPMCB	USD	6	12/15/25	At Maturity	Choice Hotels International, Inc.	4.958	—	(27,812)	(27,812)
JPMCB	USD	22	12/15/25	At Maturity	5.610	Wyndham Hotels & Resorts, Inc.	—	(63,546)	(63,546)
JPMCB	USD	20	12/22/25	At Maturity	5.610	U.S. Steel Corp.	—	(28,883)	(28,883)
JPMCB	USD	10	12/22/25	At Maturity	5.610	PGT Innovations, Inc.	—	(318)	(318)
JPMCB	USD	5	12/29/25	At Maturity	5.610	Karuna Therapeutics, Inc.	—	(16,507)	(16,507)
JPMCB	USD	26	01/08/26	At Maturity	5.610	Callon Petroleum Co.	—	(58,835)	(58,835)
JPMCB	USD	26	01/08/26	At Maturity	APA Corp.	5.010	—	59,797	59,797
JPMCB	USD	58	01/12/26	At Maturity	5.610	Juniper Networks, Inc.	—	(32,972)	(32,972)
JPMCB	USD	28	01/12/26	At Maturity	5.610	Axonics, Inc.	—	(29,264)	(29,264)
JPMCB	USD	6	01/12/26	At Maturity	5.610	Ambrx Biopharma, Inc.	—	1,879	1,879
JPMCB	USD	20	01/13/26	At Maturity	0.000	Mirati Therapeutics, Inc.	—	(1,175,566)	(1,175,566)
JPMCB	USD	223	01/16/26	At Maturity	5.610	Southwestern Energy Co.	—	(8,580)	(8,580)
JPMCB	USD	19	01/16/26	At Maturity	Chesapeake Energy Corp.	5.010	—	(661)	(661)
JPMCB	USD	5	01/20/26	At Maturity	5.610	ANSYS, Inc.	—	(18,839)	(18,839)
JPMCB	USD	2	01/20/26	At Maturity	Synopsys, Inc.	5.010	—	(26,352)	(26,352)
JPMCB	USD	24	01/22/26	At Maturity	5.610	MDC Holdings, Inc.	—	(950)	(950)
JPMCB	SEK	45	01/26/26	At Maturity	4.353	Kindred Group PLC	—	3,207	3,207
JPMCB	USD	7	01/30/26	At Maturity	5.610	McGrath RentCorp	—	17,257	17,257
JPMCB	USD	8	01/30/26	At Maturity	WillScot Mobile Mini Holdings Corp.	5.010	—	(15,171)	(15,171)
MSCI	USD	2	10/18/24	At Maturity	0.000	MSESLRLS Index	—	206	206
							$0	$(1,555,141)	$(1,555,141)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2024 (unaudited)

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	USD	164,188	GBP	130,000	02/09/24	$570
BB	USD	319,530	INR	26,682,000	02/09/24	1,694
BB	CLP	145,863,000	USD	164,873	02/16/24	8,195
BB	GBP	126,000	USD	159,841	04/04/24	84
BB	GBP	122,000	USD	155,478	04/11/24	787
BB	HUF	55,487,000	USD	159,326	03/07/24	3,644
BB	JPY	23,541,000	USD	161,719	02/26/24	1,171
BB	NZD	252,000	USD	157,187	03/21/24	3,143
BB	NZD	253,000	USD	159,484	04/04/24	4,828
BB	NZD	249,000	USD	155,825	04/11/24	3,616
BB	PEN	603,000	USD	159,337	02/09/24	903
BB	PEN	595,000	USD	160,286	02/26/24	3,995
BB	SEK	2,667,815	USD	261,503	04/18/24	4,387
BNP	USD	156,687	CAD	211,000	03/20/24	353
BNP	USD	152,436	COP	607,395,000	04/25/24	1,116
BNP	USD	153,547	COP	615,384,000	05/02/24	1,796
BNP	USD	164,209	GBP	130,000	02/02/24	541
BNP	USD	157,839	INR	13,164,000	02/16/24	601
BNP	USD	317,760	INR	26,562,000	02/26/24	1,820
BNP	USD	315,732	INR	26,402,000	03/07/24	1,806
BNP	USD	319,192	INR	26,696,000	03/14/24	1,792
BNP	USD	159,825	KRW	214,294,000	02/02/24	737
BNP	USD	156,620	MXN	2,857,000	02/06/24	9,263
BNP	USD	157,507	MXN	2,808,000	02/09/24	5,449
BNP	USD	160,738	NOK	1,748,000	03/14/24	5,629
BNP	USD	154,944	PEN	591,000	04/04/24	191
BNP	USD	159,752	SEK	1,766,000	02/02/24	9,947
BNP	AUD	234,000	USD	157,954	03/21/24	4,198
BNP	AUD	232,000	USD	156,152	04/11/24	3,610
BNP	CAD	211,000	USD	157,857	03/20/24	818
BNP	CLP	138,125,000	USD	156,814	02/29/24	8,593
BNP	CZK	7,246,000	USD	315,390	02/16/24	160
BNP	CZK	7,133,000	USD	315,966	03/07/24	5,789
BNP	DKK	592,100	USD	87,569	04/18/24	1,384
BNP	EUR	292,000	USD	320,882	02/26/24	5,002
BNP	EUR	144,000	USD	158,154	03/21/24	2,218
BNP	EUR	145,000	USD	160,077	04/04/24	2,962
BNP	GBP	122,000	USD	155,182	04/25/24	480
BNP	MXN	2,721,000	USD	158,611	02/29/24	1,227
BNP	NOK	1,698,000	USD	164,107	02/26/24	2,562
BNP	PEN	1,188,000	USD	315,290	03/07/24	3,284
BNP	PEN	576,000	USD	155,178	04/11/24	3,994
BNP	PLN	634,000	USD	159,976	02/26/24	1,683
BNP	SEK	1,609,000	USD	159,936	04/04/24	4,941
BNP	SGD	213,000	USD	159,989	02/26/24	1,040

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2024 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BNP	USD	157,855	ZAR	2,981,000	02/02/24	$1,365
BOA	USD	156,839	HUF	56,993,000	02/05/24	3,615
BOA	USD	315,888	INR	26,398,000	02/29/24	1,684
BOA	HUF	54,970,000	USD	157,478	02/29/24	3,139
BOA	HUF	55,189,000	USD	154,934	03/21/24	271
BOA	HUF	54,747,000	USD	153,371	04/25/24	324
BOA	MXN	2,691,000	USD	154,142	05/02/24	101
BOA	PEN	591,000	USD	159,334	04/04/24	4,199
BOA	PHP	8,776,000	USD	158,658	02/29/24	2,872
CITI	USD	153,851	BRL	774,000	04/25/24	1,047
CITI	USD	314,786	CHF	272,000	03/21/24	2,052
CITI	USD	310,044	INR	25,877,000	04/12/24	680
CITI	USD	308,996	INR	25,806,000	04/25/24	642
CITI	USD	160,547	THB	5,699,000	02/16/24	263
CITI	CHF	272,000	USD	317,010	03/21/24	174
CITI	CHF	132,000	USD	156,939	04/11/24	2,832
CITI	CZK	7,003,000	USD	308,052	04/18/24	3,711
CITI	IDR	2,444,488,000	USD	157,741	02/29/24	2,907
CITI	KRW	207,573,000	USD	157,992	03/07/24	2,177
CITI	SEK	1,606,000	USD	158,060	03/21/24	3,439
CITI	SEK	1,605,000	USD	154,852	04/18/24	168
CITI	USD	153,810	ZAR	2,969,000	04/25/24	3,657
GS	USD	157,259	COP	637,394,000	02/16/24	5,999
GS	USD	158,773	HUF	56,762,000	03/14/24	392
GS	USD	158,766	IDR	2,520,891,000	02/02/24	986
GS	USD	314,038	INR	26,198,000	03/21/24	872
GS	USD	317,932	INR	26,602,000	04/04/24	1,646
GS	USD	155,514	MXN	2,775,000	02/16/24	5,341
GS	USD	157,265	MXN	2,728,000	02/26/24	602
GS	USD	156,183	MXN	2,721,000	02/29/24	1,200
GS	USD	156,538	PLN	631,000	05/02/24	859
GS	USD	3,844	SEK	40,000	04/18/24	11
GS	CHF	270,000	USD	321,460	04/04/24	6,476
GS	CHF	266,000	USD	312,016	04/18/24	1,236
GS	CLP	143,535,000	USD	163,987	02/05/24	9,663
GS	CLP	139,556,000	USD	160,839	02/26/24	11,049
GS	CLP	275,438,000	USD	302,494	03/07/24	7,070
GS	CZK	3,567,000	USD	158,787	02/26/24	3,645
GS	CZK	7,039,000	USD	316,053	02/29/24	9,921
GS	CZK	7,264,000	USD	320,152	03/14/24	4,314
GS	CZK	7,072,000	USD	309,192	04/25/24	1,878
GS	IDR	2,520,891,000	USD	163,154	02/02/24	3,402
GS	IDR	2,500,345,000	USD	159,828	03/14/24	1,494
GS	IDR	2,441,734,000	USD	155,267	03/21/24	663
GS	KRW	214,294,000	USD	165,980	02/02/24	5,418

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2024 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
GS	KRW	204,903,000	USD	156,882	02/29/24	$3,130
GS	KRW	207,617,000	USD	156,689	04/04/24	592
GS	NOK	1,624,000	USD	155,817	04/04/24	1,179
GS	PEN	602,000	USD	159,364	02/16/24	1,210
GS	PEN	590,000	USD	157,908	02/29/24	2,938
GS	PEN	589,000	USD	158,205	03/21/24	3,557
GS	THB	5,450,000	USD	160,596	04/04/24	6,229
GS	THB	5,538,000	USD	157,334	05/02/24	111
GS	ZAR	2,929,000	USD	157,343	02/26/24	1,212
GS	ZAR	2,978,000	USD	159,158	03/07/24	547
GS	USD	156,948	ZAR	2,963,000	02/29/24	957
GS	USD	157,529	ZAR	2,978,000	03/07/24	1,082
GS	USD	159,360	ZAR	3,044,000	03/14/24	2,669
GS	USD	155,387	ZAR	2,957,000	05/02/24	1,349
HSBC	USD	160,855	CAD	218,000	02/15/24	1,322
HSBC	USD	307,382	INR	25,648,000	04/18/24	486
HSBC	USD	311,912	INR	26,028,000	05/02/24	262
HSBC	USD	157,847	PLN	652,000	02/16/24	4,958
HSBC	USD	159,993	PLN	644,000	03/14/24	761
HSBC	USD	154,630	THB	5,510,000	03/21/24	1,262
HSBC	CAD	208,000	USD	155,996	04/10/24	1,147
HSBC	CLP	282,616,000	USD	322,652	02/09/24	18,920
HSBC	CLP	282,410,000	USD	306,128	03/14/24	3,362
HSBC	EUR	292,000	USD	317,718	03/07/24	1,704
HSBC	EUR	142,000	USD	155,983	04/11/24	2,072
HSBC	EUR	2,652,289	USD	2,919,846	04/18/24	44,224
HSBC	HUF	56,993,000	USD	162,832	02/05/24	2,379
HSBC	IDR	2,479,282,000	USD	158,623	02/16/24	1,543
HSBC	IDR	2,460,183,000	USD	158,507	02/26/24	2,668
HSBC	IDR	2,454,555,000	USD	157,889	03/07/24	2,437
HSBC	NOK	1,716,000	USD	165,716	03/07/24	2,420
HSBC	NOK	1,499,900	USD	146,451	04/18/24	3,590
HSBC	PEN	604,000	USD	159,273	03/14/24	665
HSBC	PHP	8,857,000	USD	159,234	02/15/24	1,951
HSBC	PLN	629,000	USD	158,930	02/29/24	1,891
HSBC	PLN	632,000	USD	159,525	03/07/24	1,751
HSBC	THB	5,609,000	USD	160,732	02/27/24	2,328
HSBC	THB	5,529,000	USD	159,806	02/29/24	3,636
HSBC	THB	5,532,000	USD	158,058	03/07/24	1,718
HSBC	THB	5,510,000	USD	158,445	03/21/24	2,553
HSBC	THB	5,438,000	USD	156,785	04/11/24	2,669
HSBC	THB	5,458,000	USD	155,034	04/18/24	261
HSBC	TWD	4,878,000	USD	158,391	05/02/24	871
JPMCB	USD	105,551	GBP	83,573	02/29/24	383
JPMCB	USD	317,035	SEK	3,425,000	02/16/24	12,266

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2024 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
JPMCB	USD	153,988	SEK	1,606,000	03/21/24	$633
JPMCB	USD	1,715	SEK	17,800	04/18/24	0
JPMCB	GBP	90,239	USD	114,867	05/31/24	433
JPMCB	HUF	56,661,000	USD	160,483	02/09/24	1,041
JPMCB	HUF	55,305,000	USD	156,970	02/26/24	1,638
JPMCB	HUF	56,762,000	USD	161,750	03/14/24	2,585
MSCI	USD	160,913	CAD	217,000	03/13/24	578
MSCI	USD	166,068	CHF	144,000	02/09/24	926
MSCI	USD	162,908	CHF	142,000	02/16/24	1,891
MSCI	USD	310,652	CLP	291,282,000	05/02/24	914
MSCI	USD	162,157	GBP	129,000	02/16/24	1,343
MSCI	USD	558,021	GBP	440,998	04/18/24	1,167
MSCI	USD	158,038	HUF	56,661,000	02/09/24	1,404
MSCI	USD	156,281	HUF	55,633,000	02/16/24	146
MSCI	USD	312,498	IDR	4,941,862,000	05/02/24	150
MSCI	USD	155,812	KRW	207,467,000	04/25/24	357
MSCI	USD	158,744	NOK	1,716,000	03/07/24	4,551
MSCI	USD	155,121	NOK	1,630,000	04/25/24	153
MSCI	USD	153,350	NZD	252,000	03/21/24	695
MSCI	USD	154,992	SEK	1,609,000	04/04/24	3
MSCI	AUD	234,000	USD	159,788	04/04/24	5,964
MSCI	AUD	234,000	USD	155,033	04/18/24	1,142
MSCI	AUD	236,000	USD	155,848	04/26/24	604
MSCI	CAD	212,000	USD	160,142	04/03/24	2,330
MSCI	CHF	135,000	USD	157,974	05/02/24	13
MSCI	CLP	51,030,785	USD	57,391	03/15/24	2,685
MSCI	CLP	274,634,000	USD	300,972	03/21/24	6,672
MSCI	CZK	3,528,000	USD	157,072	03/21/24	3,691
MSCI	CZK	3,579,000	USD	159,195	04/04/24	3,630
MSCI	CZK	6,991,000	USD	310,702	04/11/24	6,857
MSCI	CZK	3,589,000	USD	156,390	05/02/24	443
MSCI	DKK	56,300	USD	8,260	04/18/24	65
MSCI	EUR	290,000	USD	318,832	02/29/24	5,076
MSCI	EUR	36,600	USD	40,002	04/18/24	320
MSCI	EUR	143,000	USD	156,018	04/25/24	931
MSCI	EUR	144,000	USD	156,744	05/02/24	525
MSCI	GBP	1,131,706	USD	1,445,839	04/18/24	10,833
MSCI	GBP	124,000	USD	157,305	05/01/24	61
MSCI	MYR	740,000	USD	161,290	02/29/24	4,594
MSCI	MYR	738,000	USD	159,392	03/07/24	3,048
MSCI	MYR	750,000	USD	160,216	03/14/24	1,261
MSCI	NOK	1,748,000	USD	167,814	03/14/24	1,447
MSCI	NZD	251,000	USD	154,626	04/18/24	1,196
MSCI	NZD	512,000	USD	313,710	05/01/24	744
MSCI	SEK	1,766,000	USD	169,861	02/02/24	162

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2024 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
MSCI	SEK	1,653,000	USD	159,161	02/29/24	$147
MSCI	SEK	1,650,000	USD	158,985	03/07/24	216
MSCI	SEK	1,595,000	USD	156,318	04/11/24	2,635
MSCI	SEK	1,629,000	USD	157,086	05/02/24	12
MSCI	THB	5,693,000	USD	161,459	02/09/24	905
MSCI	ZAR	2,963,000	USD	160,621	02/29/24	2,717
MSCI	USD	156,906	ZAR	2,957,000	02/16/24	848
MSCI	USD	152,931	ZAR	2,911,000	04/18/24	1,554
SG	USD	159,547	NOK	1,698,000	02/26/24	1,997
SG	AUD	237,000	USD	156,757	05/01/24	831
SG	CAD	210,000	USD	156,786	04/30/24	407
SG	EUR	296,000	USD	320,744	03/14/24	304
SG	EUR	46,000	USD	50,295	04/18/24	421
BB	USD	155,478	BRL	775,000	05/02/24	(504)
BB	USD	318,856	CLP	282,410,000	03/14/24	(16,088)
BB	USD	161,422	GBP	127,000	02/26/24	(444)
BB	USD	154,225	HUF	53,861,000	04/11/24	(3,522)
BB	USD	166,440	JPY	23,954,000	02/16/24	(3,332)
BB	USD	156,957	PEN	589,000	03/21/24	(2,308)
BB	USD	158,734	PLN	634,000	02/26/24	(441)
BB	USD	158,128	PLN	632,000	03/07/24	(353)
BB	JPY	23,954,000	USD	160,302	02/16/24	(2,807)
BB	MYR	737,000	USD	155,949	03/21/24	(320)
BNP	USD	157,953	CLP	143,535,000	02/05/24	(3,630)
BNP	USD	316,792	CLP	282,616,000	02/09/24	(13,060)
BNP	USD	157,662	CLP	145,863,000	02/16/24	(984)
BNP	USD	318,174	CLP	280,664,000	04/04/24	(17,664)
BNP	USD	325,912	CZK	7,352,000	02/09/24	(6,018)
BNP	USD	320,378	EUR	292,000	02/26/24	(4,498)
BNP	USD	319,682	EUR	290,000	02/29/24	(5,926)
BNP	USD	573,651	EUR	526,000	04/18/24	(3,359)
BNP	USD	157,711	NOK	1,631,000	03/21/24	(2,455)
BNP	USD	159,519	NOK	1,624,000	04/04/24	(4,881)
BNP	USD	160,183	PEN	603,000	02/09/24	(1,749)
BNP	USD	320,448	PEN	1,188,000	03/07/24	(8,442)
BNP	USD	162,398	PEN	604,000	03/14/24	(3,790)
BNP	USD	157,177	PLN	623,000	03/21/24	(1,679)
BNP	USD	164,090	SEK	1,653,000	02/29/24	(5,077)
BNP	CAD	215,000	USD	158,223	02/29/24	(1,752)
BNP	CAD	215,000	USD	158,865	03/06/24	(1,123)
BNP	CAD	209,000	USD	155,269	04/24/24	(353)
BNP	GBP	129,000	USD	158,810	02/16/24	(4,690)
BNP	INR	26,682,000	USD	319,402	02/09/24	(1,822)
BNP	INR	13,164,000	USD	157,552	02/16/24	(888)
BNP	MXN	2,808,000	USD	158,620	02/09/24	(4,336)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2024 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BNP	SGD	217,000	USD	160,902	02/09/24	$(909)
BNP	SGD	215,000	USD	158,758	02/16/24	(1,612)
BNP	THB	11,440,000	USD	320,926	02/02/24	(1,532)
BOA	USD	158,014	HUF	55,322,000	04/04/24	(3,155)
BOA	USD	157,762	IDR	2,479,282,000	02/16/24	(682)
BOA	USD	159,244	PEN	590,000	02/29/24	(4,273)
BOA	USD	157,694	PHP	8,776,000	02/29/24	(1,909)
BOA	COP	637,394,000	USD	157,836	02/16/24	(5,422)
CITI	USD	163,924	CHF	141,000	02/26/24	(109)
CITI	USD	326,948	CHF	276,000	03/07/24	(5,942)
CITI	USD	158,157	CLP	139,556,000	02/26/24	(8,367)
CITI	USD	319,674	CZK	7,264,000	03/14/24	(3,836)
CITI	USD	159,352	IDR	2,469,788,000	04/04/24	(3,009)
CITI	USD	156,224	KRW	204,855,000	04/11/24	(2,143)
CITI	USD	158,501	MYR	737,000	03/21/24	(2,232)
CITI	USD	161,681	SEK	1,678,000	03/14/24	(172)
CITI	USD	162,845	SGD	217,000	02/02/24	(1,086)
CITI	CHF	142,000	USD	159,156	02/16/24	(5,644)
CITI	CHF	141,000	USD	161,145	02/26/24	(2,670)
CITI	CHF	270,000	USD	313,630	04/25/24	(2,058)
CITI	INR	26,402,000	USD	317,024	03/07/24	(512)
CITI	INR	26,198,000	USD	314,388	03/21/24	(522)
CITI	SGD	217,000	USD	159,504	02/02/24	(2,255)
CITI	THB	5,708,000	USD	161,094	03/14/24	(309)
CITI	ZAR	2,914,000	USD	151,413	03/22/24	(3,591)
GS	USD	159,043	BRL	783,000	02/09/24	(1,139)
GS	USD	166,083	CHF	140,000	02/29/24	(3,377)
GS	USD	327,230	CHF	280,000	03/14/24	(1,324)
GS	USD	157,602	CLP	138,125,000	02/29/24	(9,381)
GS	USD	316,222	CLP	274,634,000	03/21/24	(21,922)
GS	USD	309,000	CLP	281,770,000	04/11/24	(7,382)
GS	USD	328,918	CZK	7,320,000	02/02/24	(10,343)
GS	USD	319,576	CZK	7,246,000	02/16/24	(4,346)
GS	USD	154,316	CZK	3,528,000	03/21/24	(935)
GS	USD	158,374	IDR	2,460,183,000	02/26/24	(2,536)
GS	USD	158,189	IDR	2,444,488,000	02/29/24	(3,354)
GS	USD	307,662	IDR	4,815,844,000	04/18/24	(2,898)
GS	USD	309,490	IDR	4,870,452,000	04/25/24	(1,316)
GS	USD	158,954	KRW	204,903,000	02/29/24	(5,202)
GS	USD	159,258	KRW	207,617,000	04/04/24	(3,161)
GS	USD	157,367	KRW	208,181,000	05/02/24	(598)
GS	USD	156,867	NOK	1,634,000	05/02/24	(1,189)
GS	USD	325,162	PEN	1,214,000	02/05/24	(6,162)
GS	USD	159,933	PEN	595,000	02/26/24	(3,641)
GS	USD	158,234	PHP	8,857,000	02/15/24	(951)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2024 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
GS	USD	162,638	SGD	217,000	02/09/24	$(828)
GS	USD	162,479	THB	5,529,000	02/29/24	(6,310)
GS	USD	154,509	THB	5,450,000	04/04/24	(142)
GS	CAD	218,000	USD	158,024	02/15/24	(4,154)
GS	CZK	7,320,000	USD	316,972	02/02/24	(1,604)
GS	CZK	7,352,000	USD	319,026	02/09/24	(870)
GS	HUF	55,633,000	USD	156,000	02/16/24	(427)
GS	HUF	55,322,000	USD	153,094	04/04/24	(1,765)
GS	INR	26,562,000	USD	318,654	02/26/24	(928)
GS	INR	26,398,000	USD	316,196	02/29/24	(1,376)
GS	MXN	2,857,000	USD	164,606	02/06/24	(1,277)
GS	MXN	2,775,000	USD	158,377	02/16/24	(2,477)
GS	MXN	2,728,000	USD	157,704	02/26/24	(164)
GS	PEN	1,214,000	USD	315,442	02/05/24	(3,558)
GS	PLN	644,000	USD	159,433	03/14/24	(1,322)
GS	PLN	630,000	USD	156,352	04/04/24	(862)
GS	SEK	11,000	USD	1,057	04/18/24	(3)
GS	ZAR	2,981,000	USD	158,267	02/02/24	(953)
GS	ZAR	2,937,000	USD	155,713	02/09/24	(1,065)
GS	ZAR	2,957,000	USD	155,161	02/16/24	(2,593)
GS	ZAR	2,928,000	USD	154,243	04/04/24	(1,333)
GS	USD	158,029	ZAR	2,929,000	02/26/24	(1,897)
GS	USD	156,194	ZAR	2,914,000	03/22/24	(1,190)
GS	USD	154,725	ZAR	2,904,000	04/11/24	(518)
HSBC	USD	161,172	CAD	215,000	03/06/24	(1,184)
HSBC	USD	314,052	CLP	275,438,000	03/07/24	(18,628)
HSBC	USD	304,760	CLP	281,512,000	04/18/24	(3,494)
HSBC	USD	326,048	EUR	300,000	02/09/24	(1,744)
HSBC	USD	320,286	EUR	292,000	03/07/24	(4,272)
HSBC	USD	323,082	EUR	296,000	03/14/24	(2,642)
HSBC	USD	38,081	GBP	30,000	04/18/24	(40)
HSBC	USD	156,633	HUF	54,970,000	02/29/24	(2,293)
HSBC	USD	158,412	IDR	2,454,555,000	03/07/24	(2,960)
HSBC	USD	159,950	IDR	2,500,345,000	03/14/24	(1,616)
HSBC	USD	157,303	IDR	2,441,734,000	03/21/24	(2,698)
HSBC	USD	310,748	IDR	4,832,756,000	04/16/24	(4,900)
HSBC	USD	164,281	JPY	23,541,000	02/26/24	(3,733)
HSBC	USD	154,826	KRW	205,680,000	04/18/24	(63)
HSBC	USD	156,266	NOK	1,617,000	04/11/24	(2,274)
HSBC	USD	36,416	NOK	378,800	04/18/24	(337)
HSBC	USD	158,878	PEN	602,000	02/16/24	(724)
HSBC	USD	158,080	PLN	629,000	02/29/24	(1,041)
HSBC	USD	159,093	PLN	630,000	04/04/24	(1,879)
HSBC	USD	329,876	THB	11,440,000	02/02/24	(7,420)
HSBC	USD	162,304	THB	5,693,000	02/09/24	(1,750)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2024 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
HSBC	USD	161,059	THB	5,609,000	02/27/24	$(2,655)
HSBC	USD	159,102	THB	5,532,000	03/07/24	(2,763)
HSBC	USD	161,758	THB	5,708,000	03/14/24	(355)
HSBC	BRL	783,000	USD	156,656	02/09/24	(1,248)
HSBC	CAD	217,000	USD	160,181	03/13/24	(1,309)
HSBC	EUR	298,000	USD	318,938	02/02/24	(3,112)
HSBC	EUR	294,000	USD	316,410	02/16/24	(1,500)
HSBC	INR	26,696,000	USD	320,662	03/14/24	(324)
HSBC	INR	26,602,000	USD	319,150	04/04/24	(428)
HSBC	PLN	652,000	USD	162,033	02/16/24	(773)
HSBC	THB	5,699,000	USD	159,165	02/16/24	(1,644)
HSBC	THB	5,540,000	USD	155,872	04/25/24	(1,317)
JPMCB	USD	236,409	GBP	185,200	03/28/24	(1,603)
JPMCB	USD	157,443	HUF	55,305,000	02/26/24	(2,111)
JPMCB	USD	156,728	HUF	55,487,000	03/07/24	(1,045)
JPMCB	USD	156,296	HUF	55,189,000	03/21/24	(1,633)
JPMCB	USD	153,080	HUF	53,843,000	04/18/24	(2,494)
JPMCB	SEK	3,425,000	USD	328,408	02/16/24	(894)
JPMCB	SEK	1,678,000	USD	161,071	03/14/24	(437)
JPMCB	SEK	31,800	USD	3,064	04/18/24	0
MSCI	USD	154,367	AUD	234,000	03/21/24	(612)
MSCI	USD	162,336	CAD	215,000	02/29/24	(2,361)
MSCI	USD	315,016	CHF	270,000	04/04/24	(32)
MSCI	USD	55,535	CLP	51,030,785	03/15/24	(829)
MSCI	USD	309,638	CLP	282,944,000	04/25/24	(6,916)
MSCI	USD	158,921	CZK	3,567,000	02/26/24	(3,779)
MSCI	USD	313,280	CZK	7,039,000	02/29/24	(7,147)
MSCI	USD	317,198	CZK	7,133,000	03/07/24	(7,021)
MSCI	USD	155,994	CZK	3,579,000	04/04/24	(429)
MSCI	USD	3,830	DKK	26,100	04/18/24	(30)
MSCI	USD	327,250	EUR	298,000	02/02/24	(5,202)
MSCI	USD	156,884	EUR	144,000	03/21/24	(948)
MSCI	USD	157,649	EUR	145,000	04/04/24	(534)
MSCI	USD	159,825	GBP	126,000	04/04/24	(68)
MSCI	USD	113,352	KRW	146,117,068	02/15/24	(3,793)
MSCI	USD	158,868	KRW	207,573,000	03/07/24	(3,052)
MSCI	USD	159,483	MYR	740,000	02/29/24	(2,786)
MSCI	USD	158,471	MYR	738,000	03/07/24	(2,127)
MSCI	USD	160,772	MYR	750,000	03/14/24	(1,816)
MSCI	USD	160,673	MYR	735,000	04/04/24	(4,692)
MSCI	USD	156,575	MYR	723,000	04/12/24	(3,062)
MSCI	USD	155,026	MYR	724,000	04/18/24	(1,242)
MSCI	USD	216,835	NOK	2,261,000	04/18/24	(1,481)
MSCI	USD	155,025	NZD	253,000	04/04/24	(370)
MSCI	USD	161,493	SEK	1,650,000	03/07/24	(2,724)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2024 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
MSCI	USD	160,634	SGD	215,000	02/16/24	$(264)
MSCI	USD	160,328	SGD	213,000	02/26/24	(1,379)
MSCI	CAD	208,000	USD	154,310	04/17/24	(553)
MSCI	CHF	144,000	USD	161,765	02/09/24	(5,229)
MSCI	CHF	276,000	USD	319,214	03/07/24	(1,792)
MSCI	CHF	280,000	USD	322,148	03/14/24	(3,758)
MSCI	CLP	280,664,000	USD	299,598	04/04/24	(912)
MSCI	GBP	130,000	USD	160,209	02/09/24	(4,549)
MSCI	GBP	127,000	USD	159,243	02/26/24	(1,735)
MSCI	GBP	122,000	USD	154,366	04/18/24	(331)
MSCI	IDR	2,469,788,000	USD	156,253	04/04/24	(90)
MSCI	MYR	735,000	USD	155,720	04/04/24	(261)
MSCI	NOK	1,631,000	USD	155,103	03/21/24	(153)
MSCI	NZD	255,000	USD	155,171	04/26/24	(702)
MSCI	PLN	623,000	USD	154,448	03/21/24	(1,050)
MSCI	ZAR	3,044,000	USD	160,435	03/14/24	(1,594)
MSCI	USD	158,910	ZAR	2,937,000	02/09/24	(2,133)
MSCI	USD	158,233	ZAR	2,928,000	04/04/24	(2,657)
SG	USD	154,654	AUD	234,000	04/04/24	(831)
SG	USD	158,221	CAD	212,000	04/03/24	(409)
SG	USD	318,210	EUR	294,000	02/16/24	(298)
SG	USD	33,895	EUR	31,000	04/18/24	(285)
SG	CHF	140,000	USD	160,577	02/29/24	(2,129)
SG	EUR	300,000	USD	322,244	02/09/24	(2,060)
SG	GBP	130,000	USD	158,447	02/02/24	(6,302)
Net unrealized appreciation (depreciation)						$(8,288)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2024 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$43,126,989	$—	$43,126,989
Common stocks	117,235,839	26,404,968	—	143,640,807
Preferred stocks	—	183,695	—	183,695
Exchange traded funds	1,991,075	—	—	1,991,075
Investment companies	35,701,856	—	—	35,701,856
Warrant	—	—	—	—
Short-term investments	—	108,677,330	—	108,677,330

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2024 (unaudited)

Fair valuation summary—(concluded)

Assets Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Equity and foreign exchange options purchased	$2,418,700	$—	$—	$2,418,700
Futures contracts	375,862	169,326	—	545,188
Swap agreements	—	2,067,747	—	2,067,747
Forward foreign currency contracts	—	510,577	—	510,577
Total	$157,723,332	$181,140,632	$—	$338,863,964
Liabilities
Investments sold short
Common stocks	$(76,436,286)	$(9,136,694)	$—	$(85,572,980)
Exchange traded funds	(11,761,156)	—	—	(11,761,156)
Corporate bonds	—	(92,132)	—	(92,132)
Investment companies	(1,087,823)	—	—	(1,087,823)
Preferred stocks	—	(168,393)	—	(168,393)
Options written	(1,447,979)	—	—	(1,447,979)
Swaptions written	—	(4,671)	—	(4,671)
Futures contracts	(8,663)	(160,062)	—	(168,725)
Swap agreements	—	(3,070,894)	—	(3,070,894)
Forward foreign currency contracts	—	(518,865)	—	(518,865)
Total	$(90,741,907)	$(13,151,711)	$—	$(103,893,618)

At January 31, 2024, there were no transfers in or out of Level 3.

Securities valued using unobservable inputs, i.e. Level 3, were not considered significant to the Fund.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

*  Non-income producing security.

1  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures and/or swap agreements.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registrations, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $6,056,566, represented 1.7% of the Portfolios net assets at period end.

3  In U.S. dollars unless otherwise indicated.

4  Bond interest in default.

5  If the Portfolios is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolios will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

6  Payments made or received are based on the notional amount.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Glossary of terms used in the Portfolio of investments
January 31, 2024 (unaudited)

Portfolio acronyms:

ABS  Asset-backed Security

ADR  American Depositary Receipt

AGM  Assured Guaranty Municipal

AID  Anticipation Certificates of Indebtedness

AMBAC  American Municipal Bond Assurance Corporation

AMT  Alternative Minimum Tax

ARM  Adjustable Rate Mortgage

BAM  Build Americal Mutual

BBSW  Bank Bill Swap Rate

BOBL  Bundesobligationen

CDO  Collateralized Debt Obligation

CJSC  Closed Joint Stock Company

CLO  Collateralized Loan Obligation

CMT  Constant Maturity Treasury Index

COFI  Cost of Funds Index

COP  Certificate of Participation

CPI  Consumer Price Index

DAC  Designated Activity Company

DIP  Debtor-in-possession

ETF  Exchange Traded Fund

EURIBOR  Euro Interbank Offered Rate

FHA  Federal Housing Administration

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

FRN  Floating Rate Note

GDR  Global Depositary Receipt

GMAC  General Motors Acceptance Corporation

GNMA  Government National Mortgage Association

GO  General Obligation

GSAMP  Goldman Sachs Asset Mortgage Passthrough

GTD  Guaranteed

IO  Interest Only

JSC  Joint Stock Company

LIBOR  London Interbank Offered Rate

MGIC  Mortgage Guaranty Insurance Corporation

MTA  Monthly Treasury Average Index

NVDR  Non-Voting Depository Receipt

OAT  Obligation Assimilables du Trésor (French Government Bonds)

OBFR  Overnight Bank Funding Rate

OTC  Over The Counter

PJSC  Private Joint Stock Company

PO  Principal Only

PSF  Permanent School Fund

RASC  Retirement Administration Service Center

RBA IOCR  RBA Interbank Overnight Cash Rate

REIT  Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

RPI  Retail Price Index

SBA  Small Business Administration

SIFMA  Municipal Swap Index Yield

SOFR  Secured Overnight Financing Rate

SONIA  Sterling Overnight Index Average

SPDR  Standard and Poor's Depository Receipts

STRIP  Separate Trading of Registered Interest and Principal of Securities

TBA  To-Be-Announced Security

TIPS  Treasury inflation protected securities

UMBS  Uniform Mortgage-Backed Securities

VRD  Variable rate demand notes are payable on demand. The interest rates shown are the current rates as of period end and reset periodically.

Currency type abbreviations:

ARS  Argentine Peso

AUD  Australian Dollar

BRL   Brazilian Real

CAD  Canadian Dollar

CHF   Swiss Franc

CLP  Chilean Peso

CNH  Chinese Yuan Renminbi Offshore

CNY   Chinese Yuan Renminbi

COP  Colombian Peso

CZK  Czech Koruna

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

HUF  Hungarian Forint

IDR  Indonesian Rupiah

ILS  Israeli Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

PEN  Peruvian Sol

PHP  Philippine Peso

PLN  Polish Zloty

RON  Romanian Leu

RUB  Russian Ruble

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thai Baht

TRY  Turkish Lira

TWD   Taiwan Dollar

USD   United States Dollar

ZAR   South African Rand

Counterparty acronyms:

ANZ  Australia and New Zealand Banking Group

BB  Barclays Bank PLC

BNP  BNP Paribas

BOA  Bank of America

CIBC  Canadian Imperial Bank of Commerce

CITI  Citibank NA

CSI  Credit Suisse International

DB  Deutsche Bank AG

GS  Goldman Sachs

GSI  Goldman Sachs International

HSBC  HSBC Bank PLC

JPMCB  JPMorgan Chase Bank

MSCI  Morgan Stanley & Co. International PLC

NAT  National Westminster

RBC  Royal Bank of Canada

RBS  Royal Bank of Scotland PLC

SCB  Standard Chartered Bank

SG  Societe Generale

SSC  State Street Bank and Trust Co.

TD  Toronto-Dominion Bank

WBC  Westpac Banking Corp.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Understanding your Portfolio's expenses (unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2023 to January 31, 2024.

Actual expenses (unaudited)

The first line for each class of shares in the table below for each Portfolio provides information about its actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares for each respective Portfolio under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes (unaudited)

The second line for each class of shares in the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on that Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares for each Portfolio is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

PACE Select Advisors Trust

		Beginning account value August 1, 2023	Ending account value January 31, 2024	Expenses paid during period 08/01/23 to 01/31/24[1]	Expense ratio during the period
UBS Government Money Market Investments Fund
Class P	Actual	$1,000.00	$1,026.80	$0.76	0.15%
	Hypothetical (5% annual return before expenses)	1,000.00	1,024.38	0.76	0.15
PACE Mortgage-Backed Securities Fixed Income Investments
Class A	Actual	1,000.00	1,024.50	9.26	1.82
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.99	9.22	1.82
Class Y	Actual	1,000.00	1,026.80	8.05	1.58
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.19	8.01	1.58
Class P	Actual	1,000.00	1,026.80	8.00	1.57
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.24	7.96	1.57
PACE Intermediate Fixed Income Investments
Class A	Actual	1,000.00	1,045.90	4.42	0.86
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.81	4.37	0.86
Class Y	Actual	1,000.00	1,047.30	3.14	0.61
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.07	3.10	0.61
Class P	Actual	1,000.00	1,047.20	3.14	0.61
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.07	3.10	0.61
PACE Strategic Fixed Income Investments
Class A	Actual	1,000.00	1,044.20	4.62	0.90
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.61	4.57	0.90
Class Y	Actual	1,000.00	1,044.70	3.34	0.65
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.87	3.30	0.65
Class P	Actual	1,000.00	1,044.70	3.34	0.65
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.87	3.30	0.65
PACE Municipal Fixed Income Investments
Class A	Actual	1,000.00	1,028.10	4.18	0.82
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.01	4.17	0.82
Class Y	Actual	1,000.00	1,029.20	2.91	0.57
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.77	2.90	0.57
Class P	Actual	1,000.00	1,029.40	2.91	0.57
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.27	2.90	0.57
PACE Global Fixed Income Investments
Class A	Actual	1,000.00	1,017.80	5.22	1.03
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.96	5.23	1.03
Class Y	Actual	1,000.00	1,017.90	4.41	0.87
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.76	4.42	0.87
Class P	Actual	1,000.00	1,019.10	4.26	0.84
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.91	4.27	0.84

PACE Select Advisors Trust

		Beginning account value August 1, 2023	Ending account value January 31, 2024	Expenses paid during period 08/01/23 to 01/31/24[1]	Expense ratio during the period
PACE High Yield Investments
Class A	Actual	$1,000.00	$1,059.70	$5.49	1.06%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.81	5.38	1.06
Class Y	Actual	1,000.00	1,060.80	4.56	0.88
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.71	4.47	0.88
Class P	Actual	1,000.00	1,061.20	4.56	0.88
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.71	4.47	0.88
Class P2	Actual	1,000.00	1,062.20	2.85	0.55
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.37	2.80	0.55
PACE Large Co Value Equity Investments
Class A	Actual	1,000.00	1,020.50	5.79	1.14
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.41	5.79	1.14
Class Y	Actual	1,000.00	1,021.70	4.47	0.88
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.71	4.47	0.88
Class P	Actual	1,000.00	1,021.60	4.52	0.89
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.66	4.52	0.89
PACE Large Co Growth Equity Investments
Class A	Actual	1,000.00	1,102.50	5.97	1.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.46	5.74	1.13
Class Y	Actual	1,000.00	1,104.40	4.65	0.88
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.71	4.47	0.88
Class P	Actual	1,000.00	1,104.50	4.66	0.88
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.71	4.47	0.88
PACE Small/Medium Co Value Equity Investments
Class A	Actual	1,000.00	1,012.60	6.42	1.27
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.75	6.44	1.27
Class Y	Actual	1,000.00	1,014.20	5.27	1.04
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.91	5.28	1.04
Class P	Actual	1,000.00	1,014.10	5.27	1.04
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.91	5.28	1.04
PACE Small/Medium Co Growth Equity Investments
Class A	Actual	1,000.00	974.80	6.35	1.28
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.70	6.50	1.28
Class Y	Actual	1,000.00	975.30	5.11	1.03
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.96	5.23	1.03
Class P	Actual	1,000.00	974.90	5.36	1.08
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.71	5.48	1.08

PACE Select Advisors Trust

		Beginning account value August 1, 2023	Ending account value January 31, 2024	Expenses paid during period 08/01/23 to 01/31/24[1]	Expense ratio during the period
PACE International Equity Investments
Class A	Actual	$1,000.00	$1,024.50	$8.24	1.62%
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.99	8.21	1.62
Class Y	Actual	1,000.00	1,026.10	6.98	1.37
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.25	6.95	1.37
Class P	Actual	1,000.00	1,026.20	6.98	1.37
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.25	6.95	1.37
Class P2	Actual	1,000.00	1,028.50	4.03	0.79
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.17	4.01	0.79
PACE International Emerging Markets Equity Investments
Class A	Actual	1,000.00	924.40	7.01	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.85	7.35	1.45
Class Y	Actual	1,000.00	925.40	5.81	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.10	6.09	1.20
Class P	Actual	1,000.00	925.00	5.81	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.10	6.09	1.20
Class P2	Actual	1,000.00	927.20	4.46	0.92
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.51	4.67	0.92
PACE Global Real Estate Securities Investments
Class A	Actual	1,000.00	1,002.80	7.30	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.85	7.35	1.45
Class P	Actual	1,000.00	1,004.30	6.05	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.10	6.09	1.20
PACE Alternative Strategies Investments
Class A	Actual	1,000.00	1,042.80	12.43	2.42
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.97	12.25	2.42
Class Y	Actual	1,000.00	1,043.30	11.09	2.16
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.28	10.94	2.16
Class P	Actual	1,000.00	1,043.50	11.15	2.17
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.23	10.99	2.17
Class P2	Actual	1,000.00	1,045.20	9.00	1.75
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.34	8.87	1.75
1  Expenses are equal to the Portfolio's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

PACE Select Advisors Trust

Statement of assets and liabilities
January 31, 2024 (unaudited)

	UBS Government Money Market Investments Fund	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments
Assets:
Investments, at cost
Investments	$1,941,736,223	$463,146,460	$211,321,132
Repurchase agreements	1,053,368,000	—	—
Foreign currency	—	—	32
Investments, at value
Investments[1]	$1,941,736,223	$445,028,023	$212,641,125
Repurchase agreements	1,053,368,000	—	—
Foreign currency	—	—	31
Cash	987	33,916	58,850
Cash collateral on futures	—	988,409	—
Cash collateral on swap agreements	—	2,176,000	—
Due from broker	—	5,319,198	—
Receivable for investments sold	—	257,196,348	—
Receivable for when issued TBA securities	—	146,137,443	—
Receivable for fund shares sold	19,359,886	201,576	1,198,050
Receivable for interest and dividends	3,034,353	766,213	1,909,389
Receivable from affiliate	—	—	8,804
Receivable for variation margin on futures contracts	—	—	2,647,186
Deferred receivable for funds borrowed	—	5,520	—
Other assets	116,594	24,445	21,547
Total assets	3,017,616,043	857,877,091	218,484,982
Liabilities:
Reverse repurchase agreements, at value (cost—$0; $31,400,490 and $0, respectively)	—	31,400,490	—
Investments sold short, at value (proceeds—$0; $129,986,832, and $0, respectively)	—	130,175,177	—
Options and swaptions written, at value (premiums received $0; $362,221 and $0, respectively)	—	315,687	—
Due to broker	—	6,523,987	2,164,009
Payable for cash collateral from securities loaned	—	—	3,963,430
Payable for investments purchased	88,338,142	7,756,169	864,068
Payable for when issued TBA securities	—	477,801,732	—
Payable for fund shares redeemed	21,785,391	333,549	263,389
Payable for dividend and interest expense on investments sold short	—	68,684	—
Dividends payable to shareholders	5,815,068	—	—
Payable to affiliate	299,916	50,137	—
Payable to custodian	11,366	62,580	10,600
Payable for treasury roll transactions	—	8,671,713	—
Payable for variation margin on futures contracts	—	405,133	—
Payable for variation margin on centrally cleared swap agreements	—	116,465	—
Accrued expenses and other liabilities	573,125	225,656	216,628
Total liabilities	116,823,008	663,907,159	7,482,124
Net assets	$2,900,793,035	$193,969,932	$211,002,858

1  Includes $0; $0 and $3,873,336, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

See accompanying notes to financial statements

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
January 31, 2024 (unaudited)

	UBS Government Money Market Investments Fund	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$2,900,794,417	$266,495,145	$250,752,418
Distributable earnings (accumulated losses)	(1,382)	(72,525,213)	(39,749,560)
Net assets	$2,900,793,035	$193,969,932	$211,002,858
Class A
Net assets	$—	$18,157,081	$7,866,651
Shares outstanding	—	1,742,024	742,137
Net asset value per share	$—	$10.42	$10.60
Maximum offering price per share	$—	$10.83	$11.01
Class Y
Net assets	$—	$7,336,596	$174,060
Shares outstanding	—	703,940	16,423
Net asset value, offering price and redemption value per share[2]	$—	$10.42	$10.60
Class P
Net assets	$2,900,793,035	$168,476,255	$202,962,147
Shares outstanding	2,900,791,001	16,157,790	19,142,302
Net asset value, offering price and redemption value per share[2]	$1.000	$10.43	$10.60

2  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

See accompanying notes to financial statements

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
January 31, 2024 (unaudited)

	PACE Strategic Fixed Income Investments	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments
Assets:
Investments, at cost
Investments	$511,067,199	$197,974,066	$188,707,733
Foreign currency	499,395	—	327,417
Investments, at value
Investments[1]	$500,619,307	$194,885,795	$188,421,285
Foreign currency	435,667	—	325,411
Cash	64,210	—	731
Cash collateral on futures	540,000	—	771,323
Cash collateral on swap agreements	988,000	—	—
Due from broker	454,842	—	—
Receivable for investments sold	20,085,479	—	507,476
Receivable for investments sold short	4,517,945	—	—
Receivable for fund shares sold	495,487	85,978	160,159
Receivable for interest and dividends	4,153,098	1,949,118	1,571,070
Receivable for foreign tax reclaims	164	—	11,057
Receivable for variation margin on futures contracts	3,004,814	—	67,136
Receivable for variation margin on centrally cleared swap agreements	52,405	—	—
Deferred receivable for funds borrowed	5,774	—	—
OTC swap agreements, at value	47	—	—
Unrealized appreciation on forward foreign currency contracts	165,328	—	280,235
Other assets	24,648	20,992	21,501
Total assets	535,607,215	196,941,883	192,137,384
Liabilities:
Options and swaptions written, at value (premiums received $8,700; $0 and $0, respectively)	3,978	—	—
Due to broker	2,738,481	—	—
Payable for cash collateral from securities loaned	10,703,515	—	637,633
Payable for investments purchased	49,463,310	—	—
Payable for treasury roll transactions	17,954,532	—	—
Payable for fund shares redeemed	542,810	536,663	185,837
Payable to affiliate	163,594	68,141	62,811
Payable to custodian	64,382	3,969	90,571
Payable for foreign withholding taxes and foreign capital gains taxes	14	—	8,178
Payable for variation margin on futures contracts	16,594	—	—
Unrealized depreciation on forward foreign currency contracts	67,444	—	384,154
Accrued expenses and other liabilities	268,666	85,363	235,261
Total liabilities	81,987,320	694,136	1,604,445
Net assets	$453,619,895	$196,247,747	$190,532,939

1  Includes $12,285,187; $0 and $625,633, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

See accompanying notes to financial statements

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
January 31, 2024 (unaudited)

	PACE Strategic Fixed Income Investments	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$556,275,884	$200,894,066	$230,273,993
Distributable earnings (accumulated losses)	(102,655,989)	(4,646,319)	(39,741,054)
Net assets	$453,619,895	$196,247,747	$190,532,939
Class A
Net assets	$9,907,246	$24,203,177	$15,837,880
Shares outstanding	836,910	1,971,161	1,959,558
Net asset value per share	$11.84	$12.28	$8.08
Maximum offering price per share	$12.30	$12.56	$8.39
Class Y
Net assets	$777,730	$3,892	$1,274,674
Shares outstanding	65,831	317	159,353
Net asset value, offering price and redemption value per share	$11.81	$12.29	$8.00
Class P
Net assets	$442,934,919	$172,040,678	$173,420,385
Shares outstanding	37,448,079	14,002,805	21,551,460
Net asset value, offering price and redemption value per share[2]	$11.83	$12.29	$8.05

2  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

See accompanying notes to financial statements

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
January 31, 2024 (unaudited)

	PACE High Yield Investments	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments
Assets:
Investments, at cost
Investments	$205,889,026	$725,714,110	$620,891,455
Foreign currency	1,073,862	272	—
Investments, at value
Investments[1]	$188,865,128	$779,956,835	$808,658,919
Foreign currency	1,070,231	271	—
Cash	486,332	11,776	—
Receivable for investments sold	2,337,836	6,468,924	2,154,472
Receivable for fund shares sold	143,060	49,906	259,655
Receivable for interest and dividends	3,133,799	844,581	236,159
Receivable for foreign tax reclaims	88	161,842	31,444
Unrealized appreciation on forward foreign currency contracts	515,183	—	—
Other assets	36,513	25,917	26,447
Total assets	196,588,170	787,520,052	811,367,096
Liabilities:
Payable for cash collateral from securities loaned	2,041	1,730,976	1,278,974
Payable for investments purchased	3,432,188	3,536,584	2,414,235
Payable for fund shares redeemed	207,320	642,917	878,209
Payable to affiliate	83,266	523,130	541,489
Payable to custodian	15,570	46,268	34,060
Payable for foreign withholding taxes and foreign capital gains taxes	111	18,367	—
Unrealized depreciation on forward foreign currency contracts	4,496	—	—
Accrued expenses and other liabilities	177,277	261,611	278,217
Total liabilities	3,922,269	6,759,853	5,425,184
Net assets	$192,665,901	$780,760,199	$805,941,912

1  Includes $1,778; $4,110,071 and $1,229,729, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

See accompanying notes to financial statements

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
January 31, 2024 (unaudited)

	PACE High Yield Investments	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$240,008,073	$727,528,888	$634,081,985
Distributable earnings (accumulated losses)	(47,342,172)	53,231,311	171,859,927
Net assets	$192,665,901	$780,760,199	$805,941,912
Class A
Net assets	$3,103,176	$87,712,232	$45,075,540
Shares outstanding	361,103	4,509,153	3,162,611
Net asset value per share	$8.59	$19.45	$14.25
Maximum offering price per share	$8.92	$20.58	$15.08
Class Y
Net assets	$644,876	$17,253,188	$20,440,542
Shares outstanding	74,775	885,628	1,211,875
Net asset value, offering price and redemption value per share[2]	$8.62	$19.48	$16.87
Class P
Net assets	$180,069,466	$675,794,779	$740,425,830
Shares outstanding	21,021,127	34,959,440	45,061,164
Net asset value, offering price and redemption value per share[2]	$8.57	$19.33	$16.43
Class P2
Net assets	$8,848,383	$—	$—
Shares outstanding	1,015,283	—	—
Net asset value and offering price per share	$8.72	$—	$—

2  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

See accompanying notes to financial statements

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
January 31, 2024 (unaudited)

	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments	PACE International Equity Investments
Assets:
Investments, at cost
Investments	$256,616,961	$256,463,567	$708,605,719
Foreign currency	—	—	155,946
Investments, at value
Investments[1]	$297,416,471	$273,536,476	$827,554,201
Foreign currency	—	—	155,352
Receivable for investments sold	1,553,352	1,266,375	1,319,618
Receivable for fund shares sold	1,070,397	194,013	71,611
Receivable for interest and dividends	63,065	48,075	568,929
Receivable for foreign tax reclaims	13,990	—	4,952,277
Other assets	21,216	20,848	28,401
Total assets	300,138,491	275,065,787	834,650,389
Liabilities:
Investments sold short, at value (proceeds—$0; $0, and $99,371,864, respectively)	—	—	98,080,073
Payable for cash collateral from securities loaned	1,194,955	4,472,917	7,814,866
Payable for investments purchased	936,336	914,670	1,054,143
Payable for fund shares redeemed	261,015	191,638	1,089,589
Payable for dividend and interest expense on investments sold short	—	—	176,682
Payable to affiliate	222,396	176,375	503,169
Payable to custodian	24,897	33,095	164,503
Payable for foreign withholding taxes and foreign capital gains taxes	—	—	232,198
Accrued expenses and other liabilities	191,300	218,059	384,442
Total liabilities	2,830,899	6,006,754	109,499,665
Net assets	$297,307,592	$269,059,033	$725,150,724

1  Includes $4,251,164; $7,044,110 and $15,228,726, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

See accompanying notes to financial statements

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
January 31, 2024 (unaudited)

	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments	PACE International Equity Investments
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$250,287,799	$259,978,749	$611,009,228
Distributable earnings (accumulated losses)	47,019,793	9,080,284	114,141,496
Net assets	$297,307,592	$269,059,033	$725,150,724
Class A
Net assets	$14,551,008	$17,324,392	$22,064,598
Shares outstanding	821,056	1,495,369	1,286,546
Net asset value per share	$17.72	$11.59	$17.15
Maximum offering price per share	$18.75	$12.26	$18.15
Class Y
Net assets	$106,366	$7,966	$10,886,033
Shares outstanding	5,612	560	639,226
Net asset value, offering price and redemption value per share[2]	$18.95	$14.22	$17.03
Class P
Net assets	$282,650,218	$251,726,675	$676,763,185
Shares outstanding	15,212,616	18,504,320	39,858,211
Net asset value, offering price and redemption value per share[2]	$18.58	$13.60	$16.98
Class P2
Net assets	$—	$—	$15,436,908
Shares outstanding	—	—	904,125
Net asset value and offering price per share	$—	$—	$17.07

2  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

See accompanying notes to financial statements

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
January 31, 2024 (unaudited)

	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Assets:
Investments, at cost
Investments	$368,455,817	$69,462,109	$320,881,938
Foreign currency	202,421	1,050	4,207,312
Investments, at value
Investments[1]	$368,311,436	$65,770,128	$335,740,452
Foreign currency	201,908	1,050	4,217,611
Cash	6,315	12,044	—
Cash collateral on options	—	—	20,195,481
Cash collateral on futures	—	—	713,466
Cash collateral on swap agreements	—	—	13,254,894
Cash Collateral for short sales	—	—	78,469,080
Cash collateral for forward foreign currency contracts	—	—	130,000
Due from broker	—	—	170,396
Receivable for investments sold	369,990	5	7,151,990
Receivable for investments sold short	—	—	1,754,367
Receivable for fund shares sold	680,139	36,300	434,101
Receivable for interest and dividends	641,325	99,016	920,724
Receivable for foreign tax reclaims	33,956	26,276	155,636
Receivable for variation margin on futures contracts	—	—	388,627
OTC swap agreements, at value	—	—	428,416
Unrealized appreciation on forward foreign currency contracts	—	—	510,577
Other assets	29,876	17,133	39,833
Total assets	370,274,945	65,961,952	464,675,651
Liabilities:
Investments sold short, at value (proceeds—$0; $0, and $86,537,732, respectively)	—	—	98,682,484
Options and swaptions written, at value (premiums received $0; $0 and $1,635,717, respectively)	—	—	1,452,650
Due to broker	—	—	417,082
Payable for cash collateral from securities loaned	9,123,135	2,164,687	—
Payable for investments purchased	1,403,084	—	7,642,250
Payable for fund shares redeemed	489,316	75,771	594,350
Payable for dividend and interest expense on investments sold short	—	—	136,210
Payable to affiliate	213,235	40,226	299,331
Payable to custodian	201,636	24,203	1,131,524
Payable for foreign withholding taxes and foreign capital gains taxes	1,012,326	18,886	2,600
Payable for variation margin on futures contracts	—	—	11,733
Payable for variation margin on centrally cleared swap agreements	—	—	29,685
OTC swap agreements, at value	—	—	1,983,557
Unrealized depreciation on forward foreign currency contracts	—	—	518,865
Accrued expenses and other liabilities	188,787	191,494	200,883
Total liabilities	12,631,519	2,515,267	113,103,204
Net assets	$357,643,426	$63,446,685	$351,572,447

1  Includes $10,921,228; $3,933,252 and $0, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

See accompanying notes to financial statements

PACE Select Advisors Trust

Statement of assets and liabilities (concluded)
January 31, 2024 (unaudited)

	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$393,350,153	$81,995,102	$352,857,747
Distributable earnings (accumulated losses)	(35,706,727)	(18,548,417)	(1,285,300)
Net assets	$357,643,426	$63,446,685	$351,572,447
Class A
Net assets	$2,932,375	$151,972	$3,545,044
Shares outstanding	245,833	23,262	334,099
Net asset value per share	$11.93	$6.53	$10.61
Maximum offering price per share	$12.62	$6.91	$11.23
Class Y
Net assets	$3,895,716	$—	$330,465
Shares outstanding	323,631	—	31,015
Net asset value, offering price and redemption value per share	$12.04	$—	$10.66
Class P
Net assets	$226,445,071	$63,294,713	$292,720,357
Shares outstanding	18,926,129	10,164,001	27,601,483
Net asset value, offering price and redemption value per share[2]	$11.96	$6.23	$10.61
Class P2
Net assets	$124,370,264	$—	$54,976,581
Shares outstanding	10,341,472	—	5,188,987
Net asset value and offering price per share	$12.03	$—	$10.59

2  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

See accompanying notes to financial statements

PACE Select Advisors Trust

Statement of operations
For the six months ended January 31, 2024 (unaudited)

	UBS Government Money Market Investments Fund	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments
Investment income:
Dividends	$—	$—	$100,697
Interest	74,623,558	4,500,871	6,730,578
Securities lending	—	—	16,200
Foreign tax withheld	—	(66,188)	—
Total income	74,623,558	4,434,683	6,847,475
Expenses:
Investment advisory and administration fees	3,441,974	541,538	577,207
Service fees—Class A	—	22,887	9,776
Transfer agency and related services fees	138,370	182,151	165,268
Custody and fund accounting fees	47,057	77,945	22,083
Trustees fees	20,893	11,205	11,251
Professional services fees	67,902	93,060	90,178
Printing and shareholder report fees	43,649	18,561	17,088
Federal and state registration fees	123,215	24,439	24,341
Insurance expense	3,328	920	839
Interest expense	—	835,860	—
Other expenses	27,951	30,520	23,194
Total expenses	3,914,339	1,839,086	941,225
Fee waivers and/or expense reimbursements by investment manager and administrator*	(1,789,826)	(271,415)	(291,274)
Net expenses	2,124,513	1,567,671	649,951
Net investment income (loss)	72,499,045	2,867,012	6,197,524
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments	335	(1,468,329)	(503,027)
Securities sold short	—	(2,322,106)	—
Options and swaptions written	—	749,896	—
Futures contracts	—	(680,612)	(4,220,696)
Swap agreements	—	1,197,790	—
Net realized gain (loss)	335	(2,523,361)	(4,723,723)
Change in net unrealized appreciation (depreciation) on:
Investments	—	5,254,925	4,668,442
Investments sold short	—	(709,514)	—
Options and swaptions written	—	102,584	—
Futures contracts	—	478,684	3,535,295
Swap agreements	—	(587,771)	—
Net change in unrealized appreciation (depreciation)	—	4,538,908	8,203,737
Net realized and unrealized gain (loss) from investment activities	335	2,015,547	3,480,014
Net increase (decrease) in net assets resulting from operations	$72,499,380	$4,882,559	$9,677,538

*  Refer to note Investment management and administration fees and other transactions with affiliates for additional details.

See accompanying notes to financial statements

PACE Select Advisors Trust

Statement of operations (continued)
For the six months ended January 31, 2024 (unaudited)

	PACE Strategic Fixed Income Investments	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments
Investment income:
Dividends	$199,160	$—	$—
Interest	14,029,011	3,081,898	4,009,514
Securities lending	50,042	—	246
Foreign tax withheld	(3,215)	—	(22,323)
Total income	14,274,998	3,081,898	3,987,437
Expenses:
Investment advisory and administration fees	1,194,707	503,521	578,912
Service fees—Class A	11,832	31,148	20,174
Transfer agency and related services fees	212,244	34,328	191,317
Custody and fund accounting fees	114,396	14,899	89,747
Trustees fees	12,192	11,225	11,188
Professional services fees	107,115	74,587	99,360
Printing and shareholder report fees	21,180	7,942	19,138
Federal and state registration fees	25,153	24,259	24,208
Insurance expense	1,852	872	793
Interest expense	1,161,518	—	—
Other expenses	38,154	21,324	22,627
Total expenses	2,900,343	724,105	1,057,464
Fee waivers and/or expense reimbursements by investment manager and administrator*	(255,569)	(118,942)	(231,456)
Net expenses	2,644,774	605,163	826,008
Net investment income (loss)	11,630,224	2,476,735	3,161,429
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments	186,469	(1,099,975)	(2,583,864)
Options and swaptions written	26,295	—	—
Futures contracts	(3,847,998)	—	(352,788)
Swap agreements	61,061	—	—
Forward foreign currency contracts	(223,630)	—	(1,251,572)
Foreign currency transactions	(43,543)	—	50,197
Net realized gain (loss)	(3,841,346)	(1,099,975)	(4,138,027)
Change in net unrealized appreciation (depreciation) on:
Investments	12,445,944	4,024,820	(4,282,813)
Options and swaptions written	41,346	—	—
Futures contracts	3,644,020	—	119,047
Swap agreements	37,030	—	—
Forward foreign currency contracts	210,347	—	514,125
Translation of other assets and liabilities denominated in foreign currency	(4,703,190)	—	7,899,696
Net change in unrealized appreciation (depreciation)	11,675,497	4,024,820	4,250,055
Net realized and unrealized gain (loss) from investment activities	7,834,151	2,924,845	112,028
Net increase (decrease) in net assets resulting from operations	$19,464,375	$5,401,580	$3,273,457

*  Refer to note Investment management and administration fees and other transactions with affiliates for additional details.

See accompanying notes to financial statements

PACE Select Advisors Trust

Statement of operations (continued)
For the six months ended January 31, 2024 (unaudited)

	PACE High Yield Investments	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments
Investment income:
Dividends	$14,084	$9,679,563	$2,080,381
Interest	6,948,697	836,803	415,242
Securities lending	239	9,840	5,555
Foreign tax withheld	—	(59,477)	(12,914)
Total income	6,963,020	10,466,729	2,488,264
Expenses:
Investment advisory and administration fees	675,346	3,011,705	3,056,812
Service fees—Class A	3,824	108,883	52,891
Transfer agency and related services fees	158,255	250,966	238,899
Custody and fund accounting fees	25,428	93,200	74,845
Trustees fees	11,192	13,510	13,425
Professional services fees	81,932	87,881	79,494
Printing and shareholder report fees	19,392	36,982	24,844
Federal and state registration fees	28,996	25,388	25,886
Insurance expense	805	3,224	2,963
Interest expense	—	472	—
Other expenses	44,260	32,282	39,976
Total expenses	1,049,430	3,664,493	3,610,035
Fee waivers and/or expense reimbursements by investment manager and administrator*	(211,690)	(52,750)	(157,539)
Net expenses	837,740	3,611,743	3,452,496
Net investment income (loss)	6,125,280	6,854,986	(964,232)
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments	(4,453,127)	22,282,005	18,833,331
Forward foreign currency contracts	376,945	—	—
Foreign currency transactions	(250,788)	1,406	6
Net realized gain (loss)	(4,326,970)	22,283,411	18,833,337
Change in net unrealized appreciation (depreciation) on:
Investments	8,545,771	(14,416,236)	58,453,685
Forward foreign currency contracts	945,966	—	—
Translation of other assets and liabilities denominated in foreign currency	(16,111)	(6,257)	—
Net change in unrealized appreciation (depreciation)	9,475,626	(14,422,493)	58,453,685
Net realized and unrealized gain (loss) from investment activities	5,148,656	7,860,918	77,287,022
Net increase (decrease) in net assets resulting from operations	$11,273,936	$14,715,904	$76,322,790

*  Refer to note Investment management and administration fees and other transactions with affiliates for additional details.

See accompanying notes to financial statements

PACE Select Advisors Trust

Statement of operations (continued)
For the six months ended January 31, 2024 (unaudited)

	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments	PACE International Equity Investments
Investment income:
Dividends	$2,362,223	$617,359	$9,206,719
Interest	310,541	71,377	150,588
Securities lending	4,377	21,040	31,434
Foreign tax withheld	(13,537)	(5,497)	(661,917)
Total income	2,663,604	704,279	8,726,824
Expenses:
Investment advisory and administration fees	1,188,144	1,066,674	3,225,272
Service fees—Class A	17,941	22,276	27,231
Transfer agency and related services fees	230,375	225,820	235,251
Custody and fund accounting fees	39,056	48,562	189,468
Trustees fees	11,601	11,500	13,259
Professional services fees	75,867	74,109	106,421
Printing and shareholder report fees	18,873	19,899	23,303
Federal and state registration fees	27,586	27,894	30,947
Insurance expense	1,333	1,135	2,580
Interest expense	2,369	334	8,170
Dividend expense	—	—	1,336,404
Other expenses	27,299	34,792	70,184
Total expenses	1,640,444	1,532,995	5,268,490
Fee waivers and/or expense reimbursements by investment manager and administrator*	(77,147)	(75,247)	(333,528)
Net expenses	1,563,297	1,457,748	4,934,962
Net investment income (loss)	1,100,307	(753,469)	3,791,862
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments (including foreign capital gain tax expense of $0; $0; and $37, respectively)	14,019,418	9,817,660	12,659,191
Securities sold short	—	—	2,212,299
Forward foreign currency contracts	—	—	—
Foreign currency transactions	940	—	(71,579)
Net realized gain (loss)	14,020,358	9,817,660	14,799,911
Change in net unrealized appreciation (depreciation) on:
Investments (net of change in deferred foreign capital gain taxes of $0; $0; and $(12,171), respectively)	(11,909,512)	(17,490,257)	(5,858,771)
Investments sold short	—	—	3,676,664
Translation of other assets and liabilities denominated in foreign currency	(16)	—	(21,242)
Net change in unrealized appreciation (depreciation)	(11,909,528)	(17,490,257)	(2,203,349)
Net realized and unrealized gain (loss) from investment activities	2,110,830	(7,672,597)	12,596,562
Net increase (decrease) in net assets resulting from operations	$3,211,137	$(8,426,066)	$16,388,424

*  Refer to note Investment management and administration fees and other transactions with affiliates for additional details.

See accompanying notes to financial statements

PACE Select Advisors Trust

Statement of operations (concluded)
For the six months ended January 31, 2024 (unaudited)

	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Investment income:
Dividends	$3,433,096	$952,615	$3,333,845
Interest	135,207	22,266	5,447,162
Securities lending	17,208	3,297	—
Foreign tax withheld	(382,771)	(17,626)	(62,484)
Total income	3,202,740	960,552	8,718,523
Expenses:
Investment advisory and administration fees	1,806,040	251,807	2,513,010
Service fees—Class A	3,881	199	4,554
Transfer agency and related services fees	226,826	159,908	136,810
Custody and fund accounting fees	260,717	33,469	455,162
Trustees fees	11,904	10,684	11,874
Professional services fees	101,757	78,823	158,685
Printing and shareholder report fees	24,792	13,614	32,242
Federal and state registration fees	37,558	17,614	30,055
Insurance expense	918	259	1,462
Interest expense	4,378	—	1,226
Dividend expense	—	—	1,049,026
Other expenses	46,839	26,433	54,569
Total expenses	2,525,610	592,810	4,448,675
Fee waivers and/or expense reimbursements by investment manager and administrator*	(517,292)	(214,900)	(668,502)
Net expenses	2,008,318	377,910	3,780,173
Net investment income (loss)	1,194,422	582,642	4,938,350
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments (including foreign capital gain tax expense of $234,551)	(2,193,024)	(3,603,771)	2,680,660
Securities sold short	—	—	2,102,325
Options and swaptions written	—	—	328,797
Futures contracts	—	—	390,424
Swap agreements	—	—	6,591,571
Forward foreign currency contracts	3,366	—	654,041
Foreign currency transactions	(109,835)	(7,877)	(139,138)
Net realized gain (loss)	(2,299,493)	(3,611,648)	12,608,680
Change in net unrealized appreciation (depreciation) on:
Investments (net of change in deferred foreign capital gain taxes of $(762,956)	(27,115,003)	3,097,160	(1,699,964)
Investments sold short	—	—	1,566,979
Options and swaptions written	—	—	13,715
Futures contracts	—	—	667,619
Swap agreements	—	—	(2,326,209)
Forward foreign currency contracts	—	—	(484,279)
Translation of other assets and liabilities denominated in foreign currency	(5,997)	(190)	9,069
Net change in unrealized appreciation (depreciation)	(27,121,000)	3,096,970	(2,253,070)
Net realized and unrealized gain (loss) from investment activities	(29,420,493)	(514,678)	10,355,610
Net increase (decrease) in net assets resulting from operations	$(28,226,071)	$67,964	$15,293,960

*  Refer to note Investment management and administration fees and other transactions with affiliates for additional details.

See accompanying notes to financial statements

PACE Select Advisors Trust

Statement of changes in net assets

	UBS Government Money Market Investments Fund		PACE Mortgage-Backed Securities Fixed Income Investments
	For the six months ended January 31, 2024 (unaudited)	For the year ended July 31, 2023	For the six months ended January 31, 2024 (unaudited)	For the year ended July 31, 2023
From operations:
Net investment income (loss)	$72,499,045	$65,060,792	$2,867,012	$5,988,796
Net realized gain (loss)	335	(335)	(2,523,361)	(5,785,442)
Net change in unrealized appreciation (depreciation)	—	—	4,538,908	(13,305,049)
Net increase (decrease) in net assets resulting from operations	72,499,380	65,060,457	4,882,559	(13,101,695)
Total distributions—Class A	—	—	(420,044)	(938,800)
Total distributions—Class Y	—	—	(186,361)	(372,499)
Total distributions—Class P	(72,499,045)	(65,060,792)	(4,150,254)	(9,420,348)
Total distributions	(72,499,045)	(65,060,792)	(4,756,659)	(10,731,647)
From beneficial interest transactions:
Proceeds from shares sold	2,931,333,770	4,702,328,463	12,692,832	26,778,282
Cost of shares redeemed	(2,592,943,446)	(2,677,359,334)	(26,272,387)	(72,192,214)
Shares issued on reinvestment of dividends and distributions	62,050,797	54,462,705	4,275,192	9,635,635
Net increase (decrease) in net assets from beneficial interest transactions	400,441,121	2,079,431,834	(9,304,363)	(35,778,297)
Net increase (decrease) in net assets	400,441,456	2,079,431,499	(9,178,463)	(59,611,639)
Net assets:
Beginning of period	2,500,351,579	420,920,080	203,148,395	262,760,034
End of period	$2,900,793,035	$2,500,351,579	$193,969,932	$203,148,395

See accompanying notes to financial statements

PACE Select Advisors Trust

Statement of changes in net assets (continued)

	PACE Intermediate Fixed Income Investments		PACE Strategic Fixed Income Investments
	For the six months ended January 31, 2024 (unaudited)	For the year ended July 31, 2023	For the six months ended January 31, 2024 (unaudited)	For the year ended July 31, 2023
From operations:
Net investment income (loss)	$6,197,524	$10,634,607	$11,630,224	$22,063,539
Net realized gain (loss)	(4,723,723)	(31,899,283)	(3,841,346)	(53,426,647)
Net change in unrealized appreciation (depreciation)	8,203,737	15,027,889	11,675,497	23,197,789
Net increase (decrease) in net assets resulting from operations	9,677,538	(6,236,787)	19,464,375	(8,165,319)
Total distributions—Class A	(222,521)	(374,402)	(246,594)	(420,949)
Total distributions—Class Y	(4,991)	(8,723)	(21,365)	(37,818)
Total distributions—Class P	(5,995,059)	(10,308,304)	(12,039,311)	(20,611,010)
Return of Capital—Class A	—	—	—	(26,749)
Return of Capital—Class Y	—	—	—	(2,403)
Return of Capital—Class P	—	—	—	(1,309,739)
Total distributions	(6,222,571)	(10,691,429)	(12,307,270)	(22,408,668)
From beneficial interest transactions:
Proceeds from shares sold	16,880,161	31,343,482	23,582,039	46,516,599
Cost of shares redeemed	(30,032,779)	(73,642,554)	(53,156,860)	(147,565,276)
Shares issued on reinvestment of dividends and distributions	5,588,699	9,584,038	11,321,272	20,568,675
Net increase (decrease) in net assets from beneficial interest transactions	(7,563,919)	(32,715,034)	(18,253,549)	(80,480,002)
Net increase (decrease) in net assets	(4,108,952)	(49,643,250)	(11,096,444)	(111,053,989)
Net assets:
Beginning of period	215,111,810	264,755,060	464,716,339	575,770,328
End of period	$211,002,858	$215,111,810	$453,619,895	$464,716,339

See accompanying notes to financial statements

PACE Select Advisors Trust

Statement of changes in net assets (continued)

	PACE Municipal Fixed Income Investments		PACE Global Fixed Income Investments
	For the six months ended January 31, 2024 (unaudited)	For the year ended July 31, 2023	For the six months ended January 31, 2024 (unaudited)	For the year ended July 31, 2023
From operations:
Net investment income (loss)	$2,476,735	$5,540,017	$3,161,429	$5,529,096
Net realized gain (loss)	(1,099,975)	(456,603)	(4,138,027)	(28,101,377)
Net change in unrealized appreciation (depreciation)	4,024,820	(4,802,990)	4,250,055	13,835,490
Net increase (decrease) in net assets resulting from operations	5,401,580	280,424	3,273,457	(8,736,791)
Total distributions—Class A	(278,153)	(592,622)	(261,476)	—
Total distributions—Class Y	(47)	(87)	(23,437)	—
Total distributions—Class P	(2,185,287)	(4,861,743)	(3,076,881)	—
Return of Capital—Class A	—	—	—	(465,917)
Return of Capital—Class Y	—	—	—	(40,159)
Return of Capital—Class P	—	—	—	(5,610,770)
Total distributions	(2,463,487)	(5,454,452)	(3,361,794)	(6,116,846)
From beneficial interest transactions:
Proceeds from shares sold	11,120,536	44,510,887	13,139,344	22,118,406
Cost of shares redeemed	(31,999,440)	(103,943,142)	(26,798,106)	(62,972,964)
Shares issued on reinvestment of dividends and distributions	2,091,451	4,607,562	3,065,357	5,574,710
Net increase (decrease) in net assets from beneficial interest transactions	(18,787,453)	(54,824,693)	(10,593,405)	(35,279,848)
Net increase (decrease) in net assets	(15,849,360)	(59,998,721)	(10,681,742)	(50,133,485)
Net assets:
Beginning of period	212,097,107	272,095,828	201,214,681	251,348,166
End of period	$196,247,747	$212,097,107	$190,532,939	$201,214,681
See accompanying notes to financial statements

PACE Select Advisors Trust

Statement of changes in net assets (continued)

	PACE High Yield Investments		PACE Large Co Value Equity Investments
	For the six months ended January 31, 2024 (unaudited)	For the year ended July 31, 2023	For the six months ended January 31, 2024 (unaudited)	For the year ended July 31, 2023
From operations:
Net investment income (loss)	$6,125,280	$12,953,232	$6,854,986	$13,663,767
Net realized gain (loss)	(4,326,970)	(15,968,004)	22,283,411	27,517,322
Net change in unrealized appreciation (depreciation)	9,475,626	14,234,292	(14,422,493)	64,800,907
Net increase (decrease) in net assets resulting from operations	11,273,936	11,219,520	14,715,904	105,981,996
Total distributions—Class A	(93,766)	(137,442)	(4,337,084)	(13,028,151)
Total distributions—Class Y	(19,644)	(24,880)	(887,988)	(2,345,835)
Total distributions—Class P	(5,762,899)	(8,367,874)	(35,356,800)	(111,987,956)
Total distributions—Class P2	(255,765)	(588,688)	—	—
Return of Capital—Class A	—	(60,385)	—	—
Return of Capital—Class Y	—	(10,931)	—	—
Return of Capital—Class P	—	(3,676,401)	—	—
Return of Capital—Class P2	—	(258,639)	—	—
Total distributions	(6,132,074)	(13,125,240)	(40,581,872)	(127,361,942)
From beneficial interest transactions:
Proceeds from shares sold	6,419,668	15,795,160	16,133,717	43,831,964
Cost of shares redeemed	(21,711,059)	(73,093,038)	(88,632,027)	(259,741,889)
Shares issued on reinvestment of dividends and distributions	5,629,175	12,065,047	37,815,027	118,397,484
Net increase (decrease) in net assets from beneficial interest transactions	(9,662,216)	(45,232,831)	(34,683,283)	(97,512,441)
Net increase (decrease) in net assets	(4,520,354)	(47,138,551)	(60,549,251)	(118,892,387)
Net assets:
Beginning of period	197,186,255	244,324,806	841,309,450	960,201,837
End of period	$192,665,901	$197,186,255	$780,760,199	$841,309,450

See accompanying notes to financial statements

PACE Select Advisors Trust

Statement of changes in net assets (continued)

	PACE Large Co Growth Equity Investments		PACE Small/Medium Co Value Equity Investments
	For the six months ended January 31, 2024 (unaudited)	For the year ended July 31, 2023	For the six months ended January 31, 2024 (unaudited)	For the year ended July 31, 2023
From operations:
Net investment income (loss)	$(964,232)	$466,748	$1,100,307	$2,186,125
Net realized gain (loss)	18,833,337	(10,693,301)	14,020,358	5,702,417
Net change in unrealized appreciation (depreciation)	58,453,685	100,110,450	(11,909,528)	(355,182)
Net increase (decrease) in net assets resulting from operations	76,322,790	89,883,897	3,211,137	7,533,360
Total distributions—Class A	(1,036,565)	(16,280,967)	(76,345)	(2,970,541)
Total distributions—Class Y	(401,826)	(5,870,524)	(717)	(22,213)
Total distributions—Class P	(14,972,014)	(246,028,041)	(2,016,290)	(58,896,621)
Total distributions	(16,410,405)	(268,179,532)	(2,093,352)	(61,889,375)
From beneficial interest transactions:
Proceeds from shares sold	13,592,969	77,944,911	9,431,513	21,367,818
Cost of shares redeemed	(92,253,606)	(275,661,595)	(34,681,422)	(103,550,605)
Shares issued on reinvestment of dividends and distributions	15,596,677	251,742,784	1,920,146	57,136,597
Net increase (decrease) in net assets from beneficial interest transactions	(63,063,960)	54,026,100	(23,329,763)	(25,046,190)
Net increase (decrease) in net assets	(3,151,575)	(124,269,535)	(22,211,978)	(79,402,205)
Net assets:
Beginning of period	809,093,487	933,363,022	319,519,570	398,921,775
End of period	$805,941,912	$809,093,487	$297,307,592	$319,519,570

See accompanying notes to financial statements

PACE Select Advisors Trust

Statement of changes in net assets (continued)

	PACE Small/Medium Co Growth Equity Investments		PACE International Equity Investments
	For the six months ended January 31, 2024 (unaudited)	For the year ended July 31, 2023	For the six months ended January 31, 2024 (unaudited)	For the year ended July 31, 2023
From operations:
Net investment income (loss)	$(753,469)	$(1,413,110)	$3,791,862	$15,107,466
Net realized gain (loss)	9,817,660	(30,970)	14,799,911	3,864,491
Net change in unrealized appreciation (depreciation)	(17,490,257)	27,983,563	(2,203,349)	89,373,696
Net increase (decrease) in net assets resulting from operations	(8,426,066)	26,539,483	16,388,424	108,345,653
Total distributions—Class A	—	—	(851,608)	(606,009)
Total distributions—Class Y	—	—	(435,494)	(307,773)
Total distributions—Class P	—	—	(28,233,058)	(22,468,461)
Total distributions—Class P2	—	—	(591,278)	—
Total distributions	—	—	(30,111,438)	(23,382,243)
From beneficial interest transactions:
Proceeds from shares sold	10,004,809	30,349,889	12,386,557	55,232,345
Cost of shares redeemed	(27,682,356)	(98,104,676)	(74,208,390)	(203,494,016)
Shares issued on reinvestment of dividends and distributions	—	—	27,953,823	21,747,118
Net increase (decrease) in net assets from beneficial interest transactions	(17,677,547)	(67,754,787)	(33,868,010)	(126,514,553)
Net increase (decrease) in net assets	(26,103,613)	(41,215,304)	(47,591,024)	(41,551,143)
Net assets:
Beginning of period	295,162,646	336,377,950	772,741,748	814,292,891
End of period	$269,059,033	$295,162,646	$725,150,724	$772,741,748

See accompanying notes to financial statements

PACE Select Advisors Trust

Statement of changes in net assets (continued)

	PACE International Emerging Markets Equity Investments		PACE Global Real Estate Securities Investments
	For the six months ended January 31, 2024 (unaudited)	For the year ended July 31, 2023	For the six months ended January 31, 2024 (unaudited)	For the year ended July 31, 2023
From operations:
Net investment income (loss)	$1,194,422	$5,826,073	$582,642	$1,217,664
Net realized gain (loss)	(2,299,493)	(11,642,851)	(3,611,648)	(4,022,429)
Net change in unrealized appreciation (depreciation)	(27,121,000)	41,391,608	3,096,970	(5,302,752)
Net increase (decrease) in net assets resulting from operations	(28,226,071)	35,574,830	67,964	(8,107,517)
Total distributions—Class A	(37,074)	(69,522)	(1,964)	(1,332)
Total distributions—Class Y	(57,770)	(100,744)	—	—
Total distributions—Class P	(3,437,147)	(6,326,503)	(1,017,632)	(809,555)
Total distributions—Class P2	(1,596,581)	—	—	—
Total distributions	(5,128,572)	(6,496,769)	(1,019,596)	(810,887)
From beneficial interest transactions:
Proceeds from shares sold	50,642,568	153,148,327	2,856,674	6,261,224
Cost of shares redeemed	(44,938,393)	(102,616,090)	(7,067,278)	(21,051,031)
Shares issued on reinvestment of dividends and distributions	3,835,876	6,089,760	949,458	744,330
Net increase (decrease) in net assets from beneficial interest transactions	9,540,051	56,621,997	(3,261,146)	(14,045,477)
Net increase (decrease) in net assets	(23,814,592)	85,700,058	(4,212,778)	(22,963,881)
Net assets:
Beginning of period	381,458,018	295,757,960	67,659,463	90,623,344
End of period	$357,643,426	$381,458,018	$63,446,685	$67,659,463

See accompanying notes to financial statements

PACE Select Advisors Trust

Statement of changes in net assets (concluded)

	PACE Alternative Strategies Investments
	For the six months ended January 31, 2024 (unaudited)	For the year ended July 31, 2023
From operations:
Net investment income (loss)	$4,938,350	$7,039,848
Net realized gain (loss)	12,608,680	(2,951,058)
Net change in unrealized appreciation (depreciation)	(2,253,070)	7,899,948
Net increase (decrease) in net assets resulting from operations	15,293,960	11,988,738
Total distributions—Class A	(127,522)	(102,502)
Total distributions—Class Y	(12,140)	(9,562)
Total distributions—Class P	(11,095,120)	(8,444,577)
Total distributions—Class P2	(1,802,676)	(24)
Total distributions	(13,037,458)	(8,556,665)
From beneficial interest transactions:
Proceeds from shares sold	9,172,325	74,687,335
Cost of shares redeemed	(43,891,937)	(110,850,121)
Shares issued on reinvestment of dividends and distributions	12,211,834	8,066,358
Net increase (decrease) in net assets from beneficial interest transactions	(22,507,778)	(28,096,428)
Net increase (decrease) in net assets	(20,251,276)	(24,664,355)
Net assets:
Beginning of period	371,823,723	396,488,078
End of period	$351,572,447	$371,823,723

See accompanying notes to financial statements

PACE Select Advisors Trust

Statement of cash flows
For the period ended January 31, 2024

PACE International Equity Investments
Cash flows from operating activites
Net increase (decrease) in net assets resulting from operations	$16,388,424
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used/provided from operating activities:
Purchases of long-term investments	(160,748,397)
Purchases to cover investments sold short	(53,650,602)
Proceeds from disposition of long-term investments	220,105,181
Sales of investments sold short	55,588,618
Net purchases from short-term investments	(2,822,032)
Net realized gain (loss) from investments in securities	(12,659,191)
Net realized gain (loss) from investments sold short	(2,212,299)
Net change in unrealized appreciation (depreciation) of investments in securities	5,858,771
Net change in unrealized appreciation (depreciation) of investments sold short	(3,676,664)
Changes in assets and liabilities:
Increase (decrease) in assets:
Receivable for interest and dividends	119,347
Receivable for foreign tax reclaims	236,237
Other assets	427
Increase (decrease) in liabilities:
Payable for bank loan	(439,886)
Payable for cash collateral from securities loaned	1,851,237
Payable for dividends and interest on investments sold short	39,521
Payable to affiliate	(594)
Payable to custodian	4,134
Payable for foreign withholding taxes and foreign capital gains taxes	(20,452)
Accrued expenses and other liabilities	65,508
Net cash provided from operating activities	64,027,287
Cash flows from financing activities
Proceeds from borrowings	17,378,618
Payments from borrowings	(17,378,618)
Proceeds from shares sold	12,487,831
Cost of shares repurchased	(74,555,555)
Dividends paid to shareholders	(2,157,615)
Net cash used in financing activities	(64,225,338)
Net increase (decrease) in cash and foreign currency	(198,051)
Cash and foreign currency, beginning of period	353,403
Cash and foreign currency, end of period	$155,352
Supplemental disclosure of cash flow information:
Reinvestment of dividends	$(27,953,823)
Cash paid during the year for interest	$8,170

See accompanying notes to financial statements

UBS Government Money Market Investments Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class P

	Six months ended January 31, 2024	Years ended July 31,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.026	0.036	0.000[1]	0.000[1]	0.008	0.017
Net realized gain (loss)	0.000[1]	(0.000)[1]	(0.000)[1]	0.000[1]	—	0.000[1]
Net increase (decrease) from operations	0.026	0.036	0.000[1]	0.000[1]	0.008	0.017
Dividends from net investment income	(0.026)	(0.036)	(0.000)[1]	(0.000)[1]	(0.008)	(0.017)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	2.68%	3.84%	0.12%	0.01%	0.76%	1.72%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	0.28%[3]	0.31%	0.64%	0.65%	0.75%	0.90%
Expenses after fee waivers and/or expense reimbursements/recoupments	0.15%[3]	0.21%	0.26%	0.10%	0.49%	0.60%
Net investment income (loss)	5.27%[3]	4.32%	0.16%	0.01%	0.60%	1.71%
Supplemental data:
Net assets, end of period (000's)	$2,900,793	$2,500,352	$420,920	$262,353	$316,103	$184,602

1  Amount represents less than $0.0005 or $(0.0005) per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include program fees; results would be lower if these were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

3  Annualized.

See accompanying notes to financial statements

PACE Mortgage-Backed Securities Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2024	Years ended July 31,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.40	$11.47	$12.83	$13.03	$12.69	$12.34
Net investment income (loss)[1]	0.14	0.26	0.14	0.13	0.26	0.30
Net realized and unrealized gain (loss)	0.11	(0.84)	(1.20)	0.04	0.48	0.46
Net increase (decrease) from operations	0.25	(0.58)	(1.06)	0.17	0.74	0.76
Dividends from net investment income	(0.23)	(0.49)	(0.30)	(0.37)	(0.40)	(0.41)
Net asset value, end of period	$10.42	$10.40	$11.47	$12.83	$13.03	$12.69
Total investment return[2]	2.45%	(5.04)%	(8.25)%	1.20%	6.02%	6.27%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	2.03%[3]	1.13%	1.19%[4]	1.14%	1.36%	1.38%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.82%[3]	0.97%	0.97%[4]	0.98%	1.20%	1.25%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	0.97%[3]	0.97%	0.97%	0.97%	0.97%	0.97%
Net investment income (loss)	2.68%[3]	2.44%	1.15%	0.98%	2.02%	2.42%
Supplemental data:
Net assets, end of period (000's)	$18,157	$18,968	$23,265	$28,960	$31,498	$34,380
Portfolio turnover	500%	919%	817%	796%	765%	905%

Class Y

	Six months ended January 31, 2024	Years ended July 31,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.40	$11.47	$12.83	$13.04	$12.69	$12.35
Income (loss) from investment operations:
Net investment income (loss)[1]	0.15	0.29	0.17	0.16	0.30	0.33
Net realized and unrealized gain (loss)	0.12	(0.84)	(1.20)	0.03	0.48	0.45
Net increase (decrease) from operations	0.27	(0.55)	(1.03)	0.19	0.78	0.78
Dividends from net investment income	(0.25)	(0.52)	(0.33)	(0.40)	(0.43)	(0.44)
Net asset value, end of period	$10.42	$10.40	$11.47	$12.83	$13.04	$12.69
Total investment return[2]	2.68%	(4.89)%	(8.01)%	1.46%	6.28%	6.44%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.86%[3]	0.95%	1.05%[4]	0.95%	1.23%	1.25%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.58%[3]	0.72%	0.72%[4]	0.73%	0.97%	0.98%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	0.72%[3]	0.72%	0.72%	0.72%	0.72%	0.72%
Net investment income (loss)	2.94%[3]	2.69%	1.40%	1.24%	2.35%	2.66%
Supplemental data:
Net assets, end of period (000's)	$7,337	$7,397	$9,000	$13,535	$15,308	$25,481
Portfolio turnover	500%	919%	817%	796%	765%	905%

1  Calculated using the average shares method.

PACE Mortgage-Backed Securities Fixed Income Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2024	Years ended July 31,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.40	$11.48	$12.84	$13.04	$12.70	$12.35
Net investment income (loss)[1]	0.15	0.29	0.17	0.16	0.29	0.33
Net realized and unrealized gains (losses)	0.13	(0.85)	(1.20)	0.04	0.48	0.46
Net increase (decrease) from operations	0.28	(0.56)	(1.03)	0.20	0.77	0.79
Dividends from net investment income	(0.25)	(0.52)	(0.33)	(0.40)	(0.43)	(0.44)
Net asset value, end of period	$10.43	$10.40	$11.48	$12.84	$13.04	$12.70
Total investment return[2]	2.68%	(4.80)%	(8.09)%	1.53%	6.20%	6.53%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.85%[3]	0.94%	1.00%[4]	0.96%	1.18%	1.22%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.57%[3]	0.72%	0.72%[4]	0.73%	0.95%	1.00%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	0.72%[3]	0.72%	0.72%	0.72%	0.72%	0.72%
Net investment income (loss)	2.94%[3]	2.69%	1.41%	1.23%	2.26%	2.66%
Supplemental data:
Net assets, end of period (000's)	$168,476	$176,784	$230,495	$273,956	$281,524	$302,107
Portfolio turnover	500%	919%	817%	796%	765%	905%

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements

PACE Intermediate Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2024	Years ended July 31,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.43	$11.16	$12.78	$13.36	$12.44	$11.90
Net investment income (loss)[1]	0.29	0.46	0.13	0.12	0.23	0.30
Net realized and unrealized gain (loss)	0.17	(0.72)	(1.40)	(0.22)	0.95	0.56
Net increase (decrease) from operations	0.46	(0.26)	(1.27)	(0.10)	1.18	0.86
Dividends from net investment income	(0.29)	(0.47)	(0.16)	(0.17)	(0.26)	(0.32)
Distributions from net realized gains	—	—	(0.19)	(0.31)	—	—
Total dividends and distributions	(0.29)	(0.47)	(0.35)	(0.48)	(0.26)	(0.32)
Net asset value, end of period	$10.60	$10.43	$11.16	$12.78	$13.36	$12.44
Total investment return[2]	4.59%	(2.28)%	(10.08)%	(0.72)%	9.61%	7.33%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.11%[3]	1.09%	1.14%	1.06%	1.04%[4]	1.05%[4]
Expenses after fee waivers and/or expense reimbursements	0.86%[3]	0.86%	0.91%	0.91%	0.91%[4]	0.91%[4]
Net investment income (loss)	5.67%[3]	4.36%	1.09%	0.95%	1.82%	2.52%
Supplemental data:
Net assets, end of period (000's)	$7,867	$8,043	$9,475	$12,045	$13,475	$13,652
Portfolio turnover	12%	214%	124%	416%	403%	511%

Class Y

	Six months ended January 31, 2024	Years ended July 31,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.43	$11.16	$12.78	$13.36	$12.44	$11.90
Net investment income (loss)[1]	0.31	0.49	0.16	0.16	0.26	0.33
Net realized and unrealized gain (loss)	0.17	(0.72)	(1.40)	(0.22)	0.95	0.56
Net increase (decrease) from operations	0.48	(0.23)	(1.24)	(0.06)	1.21	0.89
Dividends from net investment income	(0.31)	(0.50)	(0.19)	(0.21)	(0.29)	(0.35)
Distributions from net realized gains	—	—	(0.19)	(0.31)	—	—
Total dividends and distributions	(0.31)	(0.50)	(0.38)	(0.52)	(0.29)	(0.35)
Net asset value, end of period	$10.60	$10.43	$11.16	$12.78	$13.36	$12.44
Total investment return[2]	4.73%	(2.04)%	(9.85)%	(0.47)%	9.89%	7.60%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.09%[3]	1.03%	1.08%	0.96%	0.87%[4]	0.98%[4]
Expenses after fee waivers and/or expense reimbursements	0.61%[3]	0.61%	0.66%	0.66%	0.66%[4]	0.66%[4]
Net investment income (loss)	5.91%[3]	4.64%	1.37%	1.22%	2.08%	2.77%
Supplemental data:
Net assets, end of period (000's)	$174	$170	$198	$199	$271	$325
Portfolio turnover	12%	214%	124%	416%	403%	511%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Intermediate Fixed Income Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2024	Years ended July 31,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.43	$11.16	$12.79	$13.36	$12.44	$11.90
Net investment income (loss)[1]	0.31	0.49	0.16	0.15	0.26	0.33
Net realized and unrealized gains (losses)	0.17	(0.72)	(1.41)	(0.20)	0.95	0.56
Net increase (decrease) from operations	0.48	(0.23)	(1.25)	(0.05)	1.21	0.89
Dividends from net investment income	(0.31)	(0.50)	(0.19)	(0.21)	(0.29)	(0.35)
Distributions from net realized gains	—	—	(0.19)	(0.31)	—	—
Total dividends and distributions	(0.31)	(0.50)	(0.38)	(0.52)	(0.29)	(0.35)
Net asset value, end of period	$10.60	$10.43	$11.16	$12.79	$13.36	$12.44
Total investment return[2]	4.72%	(2.04)%	(9.92)%	(0.39)%	9.89%	7.60%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.89%[3]	0.87%	0.92%	0.85%	0.84%[4]	0.86%[4]
Expenses after fee waivers and/or expense reimbursements	0.61%[3]	0.61%	0.66%	0.66%	0.66%[4]	0.66%[4]
Net investment income (loss)	5.91%[3]	4.60%	1.35%	1.20%	2.08%	2.77%
Supplemental data:
Net assets, end of period (000's)	$202,962	$206,899	$255,082	$309,129	$323,819	$334,203
Portfolio turnover	12%	214%	124%	416%	403%	511%

3  Annualized.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements

PACE Strategic Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2024	Years ended July 31,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.64	$12.31	$14.33	$14.91	$13.91	$13.32
Net investment income (loss)[1]	0.28	0.49	0.28	0.32	0.37	0.40
Net realized and unrealized gain (loss)	0.22	(0.66)	(1.81)	(0.14)	1.06	0.61
Net increase (decrease) from operations	0.50	(0.17)	(1.53)	0.18	1.43	1.01
Dividends from net investment income	(0.30)	(0.47)	(0.32)	(0.33)	(0.43)	(0.42)
Distributions from net realized gains	—	—	(0.17)	(0.43)	—	—
Return of capital	—	(0.03)	—	—	—	—
Total dividends, distributions and return of capital	(0.30)	(0.50)	(0.49)	(0.76)	(0.43)	(0.42)
Net asset value, end of period	$11.84	$11.64	$12.31	$14.33	$14.91	$13.91
Total investment return[2]	4.42%	(1.30)%	(10.95)%	1.25%	10.56%	7.69%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including interest expense	1.51%[3]	1.12%	1.03%[4]	1.00%	1.35%	1.56%
Expenses after fee waivers and/or expense reimbursements, including interest expense	1.41%[3]	1.05%	0.90%[4]	0.94%	1.28%	1.51%
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	0.90%[3]	0.90%	0.90%	0.93%	0.93%	0.96%
Net investment income (loss)	4.89%[3]	4.15%	2.06%	2.19%	2.57%	2.98%
Supplemental data:
Net assets, end of period (000's)	$9,907	$9,612	$12,073	$15,976	$18,980	$18,074
Portfolio turnover	60%	376%	65%	147%	248%	308%

Class Y

	Six months ended January 31, 2024	Years ended July 31,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.62	$12.29	$14.31	$14.88	$13.88	$13.29
Net investment income (loss)[1]	0.30	0.52	0.31	0.35	0.40	0.43
Net realized and unrealized gain (loss)	0.20	(0.66)	(1.81)	(0.13)	1.06	0.62
Net increase (decrease) from operations	0.50	(0.14)	(1.50)	0.22	1.46	1.05
Dividends from net investment income	(0.31)	(0.50)	(0.35)	(0.36)	(0.46)	(0.46)
Distributions from net realized gains	—	—	(0.17)	(0.43)	—	—
Return of capital	—	(0.03)	—	—	—	—
Total dividends, distributions and return of capital	(0.31)	(0.53)	(0.52)	(0.79)	(0.46)	(0.46)
Net asset value, end of period	$11.81	$11.62	$12.29	$14.31	$14.88	$13.88
Total investment return[2]	4.47%	(1.05)%	(10.75)%	1.54%	10.78%	8.05%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including interest expense	1.42%[3]	1.03%	0.96%[4]	0.71%	1.30%	1.42%
Expenses after fee waivers and/or expense reimbursements, including interest expense	1.16%[3]	0.80%	0.65%[4]	0.69%	1.03%	1.24%
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	0.65%[3]	0.65%	0.65%	0.68%	0.68%	0.71%
Net investment income (loss)	5.14%[3]	4.46%	2.32%	2.43%	2.83%	3.24%
Supplemental data:
Net assets, end of period (000's)	$778	$834	$863	$1,033	$1,110	$1,364
Portfolio turnover	60%	376%	65%	147%	248%	308%

1  Calculated using the average shares method.

PACE Strategic Fixed Income Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2024	Years ended July 31,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.63	$12.30	$14.32	$14.90	$13.90	$13.31
Net investment income (loss)[1]	0.30	0.52	0.31	0.35	0.40	0.44
Net realized and unrealized gains (losses)	0.21	(0.66)	(1.81)	(0.14)	1.06	0.61
Net increase (decrease) from operations	0.51	(0.14)	(1.50)	0.21	1.46	1.05
Dividends from net investment income	(0.31)	(0.50)	(0.35)	(0.36)	(0.46)	(0.46)
Distributions from net realized gains	—	—	(0.17)	(0.43)	—	—
Return of capital	—	(0.03)	—	—	—	—
Total dividends, distributions and return of capital	(0.31)	(0.53)	(0.52)	(0.79)	(0.46)	(0.46)
Net asset value, end of period	$11.83	$11.63	$12.30	$14.32	$14.90	$13.90
Total investment return[2]	4.47%	(0.97)%	(10.74)%	1.51%	10.76%	8.04%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including interest expense	1.28%[3]	0.89%	0.81%[4]	0.78%	1.13%	1.32%
Expenses after fee waivers and/or expense reimbursements, including interest expense	1.16%[3]	0.80%	0.65%[4]	0.69%	1.03%	1.23%
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	0.65%[3]	0.65%	0.65%	0.68%	0.68%	0.71%
Net investment income (loss)	5.14%[3]	4.44%	2.32%	2.44%	2.83%	3.25%
Supplemental data:
Net assets, end of period (000's)	$442,935	$454,270	$562,834	$678,031	$693,664	$725,052
Portfolio turnover	60%	376%	65%	147%	248%	308%

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements

PACE Municipal Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2024	Years ended July 31,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$12.08	$12.28	$13.45	$13.40	$13.23	$12.73
Net investment income (loss)[1]	0.13	0.26	0.24	0.26	0.27	0.34
Net realized and unrealized gain (loss)	0.20	(0.20)	(1.12)	0.11	0.20	0.53
Net increase (decrease) from operations	0.33	0.06	(0.88)	0.37	0.47	0.87
Dividends from net investment income	(0.13)	(0.26)	(0.24)	(0.24)	(0.25)	(0.34)
Distributions from net realized gains	—	—	(0.05)	(0.08)	(0.05)	(0.03)
Total dividends and distributions	(0.13)	(0.26)	(0.29)	(0.32)	(0.30)	(0.37)
Net asset value, end of period	$12.28	$12.08	$12.28	$13.45	$13.40	$13.23
Total investment return[2]	2.81%	0.48%	(6.68)%	2.81%	3.66%	6.92%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.94%[3]	0.90%	0.92%	0.93%	0.92%	0.92%
Expenses after fee waivers and/or expense reimbursements	0.82%[3]	0.82%	0.82%	0.82%	0.82%	0.82%
Net investment income (loss)	2.24%[3]	2.14%	1.90%	1.95%	2.07%	2.62%
Supplemental data:
Net assets, end of period (000's)	$24,203	$26,381	$30,590	$37,068	$40,355	$45,403
Portfolio turnover	8%	11%	14%	9%	10%	21%

Class Y

	Six months ended January 31, 2024	Years ended July 31,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$12.09	$12.29	$13.45	$13.41	$13.23	$12.74
Net investment income (loss)[1]	0.15	0.28	0.28	0.30	0.30	0.37
Net realized and unrealized gain (loss)	0.20	(0.20)	(1.12)	0.10	0.22	0.52
Net increase (decrease) from operations	0.35	0.08	(0.84)	0.40	0.52	0.89
Dividends from net investment income	(0.15)	(0.28)	(0.27)	(0.28)	(0.29)	(0.37)
Distributions from net realized gains	—	—	(0.05)	(0.08)	(0.05)	(0.03)
Total dividends and distributions	(0.15)	(0.28)	(0.32)	(0.36)	(0.34)	(0.40)
Net asset value, end of period	$12.29	$12.09	$12.29	$13.45	$13.41	$13.23
Total investment return[2]	2.92%	0.69%	(6.37)%	2.99%	4.00%	7.10%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.32%[3]	1.40%	1.37%	1.44%	0.73%	0.73%
Expenses after fee waivers and/or expense reimbursements	0.57%[3]	0.59%	0.54%	0.57%	0.57%	0.57%
Net investment income (loss)	2.45%[3]	2.34%	2.18%	2.20%	2.31%	2.87%
Supplemental data:
Net assets, end of period (000's)	$4	$4	$4	$4	$4	$68
Portfolio turnover	8%	11%	14%	9%	10%	21%
1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

PACE Municipal Fixed Income Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2024	Years ended July 31,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$12.09	$12.29	$13.46	$13.41	$13.24	$12.74
Net investment income (loss)[1]	0.15	0.29	0.28	0.29	0.30	0.37
Net realized and unrealized gains (losses)	0.20	(0.20)	(1.13)	0.12	0.21	0.53
Net increase (decrease) from operations	0.35	0.09	(0.85)	0.41	0.51	0.90
Dividends from net investment income	(0.15)	(0.29)	(0.27)	(0.28)	(0.29)	(0.37)
Distributions from net realized gains	—	—	(0.05)	(0.08)	(0.05)	(0.03)
Total dividends and distributions	(0.15)	(0.29)	(0.32)	(0.36)	(0.34)	(0.40)
Net asset value, end of period	$12.29	$12.09	$12.29	$13.46	$13.41	$13.24
Total investment return[2]	2.94%	0.74%	(6.43)%	3.06%	3.92%	7.18%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.69%[3]	0.64%	0.67%	0.68%	0.67%	0.67%
Expenses after fee waivers and/or expense reimbursements	0.57%[3]	0.57%	0.57%	0.57%	0.57%	0.57%
Net investment income (loss)	2.49%[3]	2.39%	2.15%	2.20%	2.30%	2.87%
Supplemental data:
Net assets, end of period (000's)	$172,041	$185,715	$241,502	$281,012	$279,178	$298,844
Portfolio turnover	8%	11%	14%	9%	10%	21%

See accompanying notes to financial statements

PACE Global Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2024	Years ended July 31,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$8.07	$8.59	$10.48	$10.58	$10.01	$9.73
Net investment income (loss)[1]	0.12	0.19	0.06	0.07	0.09	0.11
Net realized and unrealized gain (loss)	0.02	(0.50)	(1.50)	0.14	0.64	0.32
Net increase (decrease) from operations	0.14	(0.31)	(1.44)	0.21	0.73	0.43
Dividends from net investment income	(0.13)	—	(0.18)	(0.11)	(0.16)	(0.15)
Distributions from net realized gains	—	—	(0.12)	(0.20)	—	—
Return of capital	—	(0.21)	(0.15)	—	—	—
Total dividends, distributions and return of capital	(0.13)	(0.21)	(0.45)	(0.31)	(0.16)	(0.15)
Net asset value, end of period	$8.08	$8.07	$8.59	$10.48	$10.58	$10.01
Total investment return[2]	1.78%	(3.57)%	(14.31)%	2.04%	7.36%	4.48%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupment	1.27%[3]	1.23%	1.33%	1.28%	1.27%	1.26%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupment	1.03%[3]	1.03%	1.03%	1.03%	1.03%	1.03%[4]
Net investment income (loss)	3.10%[3]	2.37%	0.67%	0.67%	0.88%	1.12%
Supplemental data:
Net assets, end of period (000's)	$15,838	$16,861	$20,077	$26,309	$28,811	$30,448
Portfolio turnover	82%	189%	188%	132%	136%	54%

Class Y

	Six months ended January 31, 2024	Years ended July 31,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$8.00	$8.52	$10.41	$10.51	$9.96	$9.69
Net investment income (loss)[1]	0.13	0.21	0.08	0.09	0.10	0.12
Net realized and unrealized gain (loss)	0.01	(0.50)	(1.50)	0.15	0.63	0.32
Net increase (decrease) from operations	0.14	(0.29)	(1.42)	0.24	0.73	0.44
Dividends from net investment income	(0.14)	—	(0.20)	(0.14)	(0.18)	(0.17)
Distributions from net realized gains	—	—	(0.11)	(0.20)	—	—
Return of capital	—	(0.23)	(0.16)	—	—	—
Total dividends, distributions and return of capital	(0.14)	(0.23)	(0.47)	(0.34)	(0.18)	(0.17)
Net asset value, end of period	$8.00	$8.00	$8.52	$10.41	$10.51	$9.96
Total investment return[2]	1.79%	(3.36)%	(14.11)%	2.20%	7.47%	4.66%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupment	1.13%[3]	1.09%	1.18%	1.12%	1.05%	1.10%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupment	0.87%[3]	0.87%	0.87%	0.87%	0.87%	0.87%[4]
Net investment income (loss)	3.26%[3]	2.55%	0.83%	0.83%	1.04%	1.28%
Supplemental data:
Net assets, end of period (000's)	$1,275	$1,384	$1,488	$1,777	$1,943	$2,182
Portfolio turnover	82%	189%	188%	132%	136%	54%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Global Fixed Income Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2024	Years ended July 31,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$8.04	$8.57	$10.46	$10.56	$10.00	$9.72
Net investment income (loss)[1]	0.13	0.21	0.08	0.09	0.11	0.13
Net realized and unrealized gain (losses)	0.02	(0.51)	(1.50)	0.15	0.63	0.32
Net increase (decrease) from operations	0.15	(0.30)	(1.42)	0.24	0.74	0.45
Dividends from net investment income	(0.14)	—	(0.20)	(0.14)	(0.18)	(0.17)
Distributions from net realized gains	—	—	(0.11)	(0.20)	—	—
Return of capital	—	(0.23)	(0.16)	—	—	—
Total dividends, distributions and return of capital	(0.14)	(0.23)	(0.47)	(0.34)	(0.18)	(0.17)
Net asset value, end of period	$8.05	$8.04	$8.57	$10.46	$10.56	$10.00
Total investment return[2]	1.91%	(3.45)%	(14.04)%	2.20%	7.54%	4.75%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupment	1.08%[3]	1.04%	1.13%	1.09%	1.08%	1.09%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupment	0.84%[3]	0.84%	0.84%	0.84%	0.84%	0.84%[4]
Net investment income (loss)	3.29%[3]	2.55%	0.86%	0.85%	1.07%	1.31%
Supplemental data:
Net assets, end of period (000's)	$173,420	$182,970	$229,783	$290,345	$300,695	$328,278
Portfolio turnover	82%	189%	188%	132%	136%	54%

3  Annualized.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements

PACE High Yield Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2024	Years ended July 31,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$8.36	$8.39	$10.01	$9.28	$9.72	$9.81
Net investment income (loss)[2]	0.26	0.48	0.46	0.50	0.50	0.53
Net realized and unrealized gain (loss)	0.23	(0.02)	(1.56)	0.73	(0.40)	(0.09)
Net increase (decrease) from operations	0.49	0.46	(1.10)	1.23	0.10	0.44
Dividends from net investment income	(0.26)	(0.34)	(0.52)	(0.50)	(0.54)	(0.53)
Return of capital	—	(0.15)	—	—	—	—
Total dividends and return of capital	(0.26)	(0.49)	(0.52)	(0.50)	(0.54)	(0.53)
Net asset value, end of period	$8.59	$8.36	$8.39	$10.01	$9.28	$9.72
Total investment return[3]	5.97%	5.77%	(11.39)%	13.48%	1.25%	4.66%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.24%[4]	1.20%	1.26%	1.25%	1.24%	1.23%[5]
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.06%[4]	1.06%	1.06%	1.06%	1.06%	1.06%[5]
Net investment income (loss)	6.16%[4]	5.85%	4.90%	5.12%	5.39%	5.52%
Supplemental data:
Net assets, end of period (000's)	$3,103	$3,241	$3,347	$4,662	$7,507	$5,813
Portfolio turnover	20%	33%	51%	75%	82%	62%

Class Y

	Six months ended January 31, 2024	Years ended July 31,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$8.39	$8.43	$10.06	$9.32	$9.76	$9.86
Net investment income (loss)[2]	0.27	0.50	0.47	0.52	0.52	0.55
Net realized and unrealized gain (loss)	0.23	(0.03)	(1.55)	0.74	(0.40)	(0.10)
Net increase (decrease) from operations	0.50	0.47	(1.08)	1.26	0.12	0.45
Dividends from net investment income	(0.27)	(0.35)	(0.55)	(0.52)	(0.56)	(0.55)
Return of capital	—	(0.16)	—	—	—	—
Total dividends and return of capital	(0.27)	(0.51)	(0.55)	(0.52)	(0.56)	(0.55)
Net asset value, end of period	$8.62	$8.39	$8.43	$10.06	$9.32	$9.76
Total investment return[3]	6.08%	5.88%	(11.21)%	13.71%	1.49%	4.79%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	0.94%[4]	0.90%	0.96%	0.98%	0.93%	0.92%[5]
Expenses after fee waivers and/or expense reimbursements/ recoupments	0.88%[4]	0.88%	0.88%	0.88%	0.88%	0.88%[5]
Net investment income (loss)	6.34%[4]	6.05%	5.09%	5.24%	5.58%	5.69%
Supplemental data:
Net assets, end of period (000's)	$645	$608	$574	$647	$568	$560
Portfolio turnover	20%	33%	51%	75%	82%	62%

1  For the period from September 15, 2021 (commencement of operations) through July 31, 2022.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE High Yield Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2024	Years ended July 31,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$8.34	$8.38	$10.01	$9.28	$9.73	$9.83
Net investment income (loss)[2]	0.26	0.49	0.47	0.51	0.52	0.55
Net realized and unrealized gain (losses)	0.24	(0.02)	(1.55)	0.74	(0.40)	(0.10)
Net increase (decrease) from operations	0.50	0.47	(1.08)	1.25	0.12	0.45
Dividends from net investment income	(0.27)	(0.35)	(0.55)	(0.52)	(0.57)	(0.55)
Return of capital	—	(0.16)	—	—	—	—
Total dividends and return of capital	(0.27)	(0.51)	(0.55)	(0.52)	(0.57)	(0.55)
Net asset value, end of period	$8.57	$8.34	$8.38	$10.01	$9.28	$9.73
Total investment return[3]	6.12%	5.89%	(11.27)%	13.78%	1.40%	4.80%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.09%[4]	1.06%	1.11%	1.11%	1.10%	1.09%[5]
Expenses after fee waivers and/or expense reimbursements	0.88%[4]	0.91%	0.91%	0.91%	0.91%	0.91%[5]
Net investment income (loss)	6.34%[4]	6.01%	5.06%	5.21%	5.53%	5.66%
Supplemental data:
Net assets, end of period (000's)	$180,069	$184,550	$220,172	$272,938	$258,345	$302,015
Portfolio turnover	20%	33%	51%	75%	82%	62%

Class P2

	Six months ended January 31, 2024 (unaudited)	Year ended July 31, 2023	Period ended July 31, 2022[1]
Net asset value, beginning of period	$8.45	$8.43	$10.06
Net investment income (loss)[2]	0.28	0.53	0.42
Net realized and unrealized gain (losses)	0.24	(0.02)	(1.60)
Net increase (decrease) from operations	0.52	0.51	(1.18)
Dividends from net investment income	(0.25)	(0.34)	(0.45)
Return of capital	—	(0.15)	—
Total dividends and return of capital	(0.25)	(0.49)	(0.45)
Net asset value, end of period	$8.72	$8.45	$8.43
Total investment return[3]	6.22%	6.28%	(11.96)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.93%[4]	0.89%[4]	0.95%[4]
Expenses after fee waivers and/or expense reimbursements	0.55%[4]	0.50%[4]	0.44%[4]
Net investment income (loss)	6.67%[4]	6.38%	5.45%
Supplemental data:
Net assets, end of period (000's)	$8,848	$8,788	$20,233
Portfolio turnover	20%	33%	51%

4  Annualized.

5  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements

PACE Large Co Value Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2024	Years ended July 31,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$20.04	$20.72	$25.34	$17.87	$21.57	$23.76
Net investment income (loss)[1]	0.15	0.27	0.24	0.21	0.38	0.38
Net realized and unrealized gain (loss)	0.25	2.08	(0.57)	7.51	(2.83)	(0.40)
Net increase (decrease) from operations	0.40	2.35	(0.33)	7.72	(2.45)	(0.02)
Dividends from net investment income	(0.35)	(0.27)	(0.17)	(0.25)	(0.39)	(0.35)
Distributions from net realized gains	(0.64)	(2.76)	(4.12)	—	(0.86)	(1.82)
Total dividends and distributions	(0.99)	(3.03)	(4.29)	(0.25)	(1.25)	(2.17)
Net asset value, end of period	$19.45	$20.04	$20.72	$25.34	$17.87	$21.57
Total investment return[2]	2.05%	13.25%	(1.88)%	43.50%	(12.41)%	1.06%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupment	1.14%[3,4]	1.13%	1.10%[4]	1.32%	1.47%	1.44%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.14%[3,4]	1.13%	1.10%[4,5]	1.32%	1.47%	1.44%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.14%[3]	1.13%	1.10%[5]	1.12%	1.13%	1.11%
Net investment income (loss)	1.52%[3]	1.38%	1.03%	0.95%	1.91%	1.77%
Supplemental data:
Net assets, end of period (000's)	$87,712	$91,624	$93,283	$103,828	$81,190	$107,796
Portfolio turnover	19%	42%	42%	117%	72%	81%

Class Y

	Six months ended January 31, 2024	Years ended July 31,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$20.10	$20.77	$25.40	$17.91	$21.64	$23.83
Net investment income (loss)[1]	0.17	0.32	0.29	0.26	0.42	0.44
Net realized and unrealized gain (loss)	0.25	2.09	(0.57)	7.54	(2.84)	(0.40)
Net increase (decrease) from operations	0.42	2.41	(0.28)	7.80	(2.42)	0.04
Dividends from net investment income	(0.40)	(0.32)	(0.23)	(0.31)	(0.45)	(0.41)
Distributions from net realized gains	(0.64)	(2.76)	(4.12)	—	(0.86)	(1.82)
Total dividends and distributions	(1.04)	(3.08)	(4.35)	(0.31)	(1.31)	(2.23)
Net asset value, end of period	$19.48	$20.10	$20.77	$25.40	$17.91	$21.64
Total investment return[2]	2.17%	13.56%	2.80%	43.81%	(12.21)%	1.35%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupment	0.88%[3,4]	0.87%	0.85%[4]	1.08%	1.55%	1.19%
Expenses after fee waivers and/or expense reimbursements, including dividend expense, interest expense and other borrowing costs for investments sold short	0.88%[3,4]	0.87%	0.89%[4,5]	1.08%	1.23%	1.19%
Expenses after fee waivers and/or expense reimbursements, excluding dividend expense, interest expense and other borrowing costs for investments sold short	0.88%[3,4]	0.87%	0.89%[5]	0.88%	0.89%	0.86%
Net investment income (loss)	1.77%[3]	1.64%	1.25%	1.18%	2.15%	2.01%
Supplemental data:
Net assets, end of period (000's)	$17,253	$17,567	$16,210	$17,611	$13,059	$16,463
Portfolio turnover	19%	42%	42%	117%	72%	81%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Large Co Value Equity Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2024	Years ended July 31,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$19.95	$20.64	$25.27	$17.81	$21.51	$23.71
Net investment income (loss)[1]	0.17	0.31	0.29	0.26	0.42	0.44
Net realized and unrealized gain (losses)	0.24	2.08	(0.57)	7.50	(2.82)	(0.42)
Net increase (decrease) from operations	0.41	2.39	(0.28)	7.76	(2.40)	0.02
Dividends from net investment income	(0.39)	(0.32)	(0.23)	(0.30)	(0.44)	(0.40)
Distributions from net realized gains	(0.64)	(2.76)	(4.12)	—	(0.86)	(1.82)
Total dividends and distributions	(1.03)	(3.08)	(4.35)	(0.30)	(1.30)	(2.22)
Net asset value, end of period	$19.33	$19.95	$20.64	$25.27	$17.81	$21.51
Total investment return[2]	2.16%	13.56%	(1.66)%	43.92%	(12.24)%	1.28%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including dividend expense, interest expense and other borrowing costs for investments sold short	0.91%[3,4]	0.89%	0.86%[4]	1.07%	1.24%	1.21%
Expenses after fee waivers and/or expense reimbursements, including dividend expense, interest expense and other borrowing costs for investments sold short	0.89%[3,4]	0.89%	0.87%[4,5]	1.07%	1.23%	1.21%
Expenses after fee waivers and/or expense reimbursements, excluding dividend expense, interest expense and other borrowing costs for investments sold short	0.89%[3]	0.89%	0.87%[5]	0.88%	0.89%	0.88%
Net investment income (loss)	1.77%[3]	1.61%	1.27%	1.19%	2.16%	2.01%
Supplemental data:
Net assets, end of period (000's)	$675,795	$732,118	$850,709	$1,018,933	$760,606	$1,008,741
Portfolio turnover	19%	42%	42%	117%	72%	81%

3  Annualized.

4  Includes interest expense representing less than 0.005%.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

PACE Large Co Growth Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2024	Years ended July 31,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$13.24	$19.50	$28.94	$26.11	$24.27	$27.06
Net investment income (loss)[1]	(0.03)	(0.02)	(0.08)	(0.19)	(0.02)	(0.06)
Net realized and unrealized gain (loss)	1.37	0.89	(3.35)	7.99	5.61	1.74
Net increase (decrease) from operations	1.34	0.87	(3.43)	7.80	5.59	1.68
Distributions from net realized gains	(0.33)	(7.13)	(6.01)	(4.97)	(3.75)	(4.47)
Net asset value, end of period	$14.25	$13.24	$19.50	$28.94	$26.11	$24.27
Total investment return[2]	10.25%	14.26%	(15.45)%	32.62%	26.36%	10.08%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupment	1.16%[3]	1.15%[4]	1.13%[4]	1.13%[4]	1.16%[4]	1.14%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupment	1.13%[3]	1.13%[4]	1.13%[4]	1.13%[4]	1.13%[4]	1.13%[4]
Net investment income (loss)	(0.49)%[3]	(0.18)%	(0.35)%	(0.69)%	(0.10)%	(0.27)%
Supplemental data:
Net assets, end of period (000's)	$45,076	$43,495	$47,702	$63,320	$54,124	$48,197
Portfolio turnover	24%	67%	78%	39%	42%	34%

Class Y

	Six months ended January 31, 2024	Years ended July 31,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$15.59	$21.56	$31.29	$27.83	$25.61	$28.23
Net investment income (loss)[1]	(0.02)	0.01	(0.02)	(0.12)	0.04	(0.01)
Net realized and unrealized gain (loss)	1.63	1.18	(3.70)	8.55	5.97	1.87
Net increase (decrease) from operations	1.61	1.19	(3.72)	8.43	6.01	1.86
Dividends from net investment income	—	(0.03)	—	—	(0.04)	(0.01)
Distributions from net realized gains	(0.33)	(7.13)	(6.01)	(4.97)	(3.75)	(4.47)
Total dividends and distributions	(0.33)	(7.16)	(6.01)	(4.97)	(3.79)	(4.48)
Net asset value, end of period	$16.87	$15.59	$21.56	$31.29	$27.83	$25.61
Total investment return[2]	10.44%	14.52%	(15.18)%	32.89%	26.71%	10.38%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.89%[3]	0.88%[4]	0.87%[4]	0.87%[4]	0.88%[4]	0.88%[4]
Expenses after fee waivers and/or expense reimbursements	0.88%[3]	0.88%[4]	0.87%[4]	0.87%[4]	0.88%[4]	0.88%[4]
Net investment income (loss)	(0.24)%[3]	0.06%	(0.08)%	(0.42)%	0.15%	(0.02)%
Supplemental data:
Net assets, end of period (000's)	$20,441	$19,478	$18,056	$22,743	$19,149	$16,329
Portfolio turnover	24%	67%	78%	39%	42%	34%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Large Co Growth Equity Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2024	Years ended July 31,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$15.19	$21.21	$30.89	$27.52	$25.37	$28.01
Net investment income (loss)[1]	(0.02)	0.01	(0.03)	(0.12)	0.04	(0.00)[5]
Net realized and unrealized gain (losses)	1.59	1.13	(3.64)	8.46	5.90	1.84
Net increase (decrease) from operations	1.57	1.14	(3.67)	8.34	5.94	1.84
Dividends from net investment income	—	(0.03)	—	—	(0.04)	(0.01)
Distributions from net realized gains	(0.33)	(7.13)	(6.01)	(4.97)	(3.75)	(4.47)
Total dividends and distributions	(0.33)	(7.16)	(6.01)	(4.97)	(3.79)	(4.48)
Net asset value, end of period	$16.43	$15.19	$21.21	$30.89	$27.52	$25.37
Total investment return[2]	10.45%	14.49%	(15.22)%	32.89%	26.72%	10.34%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.92%[3]	0.91%[4]	0.89%[4]	0.90%[4]	0.92%[4]	0.90%[4]
Expenses after fee waivers and/or expense reimbursements	0.88%[3]	0.88%[4]	0.88%[4]	0.88%[4]	0.88%[4]	0.88%[4]
Net investment income (loss)	(0.24)%[3]	0.07%	(0.10)%	(0.43)%	0.17%	(0.01)%
Supplemental data:
Net assets, end of period (000's)	$740,426	$746,123	$867,605	$1,202,262	$1,099,813	$1,156,162
Portfolio turnover	24%	67%	78%	39%	42%	34%

3  Annualized.

4  Includes interest expense representing less than 0.005%.

5  Amount represents less than $0.005 per share

See accompanying notes to financial statements

PACE Small/Medium Co Value Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2024	Years ended July 31,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$17.59	$21.11	$26.33	$16.88	$18.74	$21.05
Net investment income (loss)[1]	0.04	0.08	0.06	0.02	0.08	0.10
Net realized and unrealized gain (loss)	0.18	0.20	(1.41)	9.53	(1.81)	(1.29)
Net increase (decrease) from operations	0.22	0.28	(1.35)	9.55	(1.73)	(1.19)
Dividends from net investment income	(0.09)	(0.11)	(0.05)	(0.10)	(0.13)	(0.13)
Distributions from net realized gains	(0.00)	(3.69)	(3.82)	—	—	(0.99)
Total dividends and distributions	(0.09)	(3.80)	(3.87)	(0.10)	(0.13)	(1.12)
Net asset value, end of period	$17.72	$17.59	$21.11	$26.33	$16.88	$18.74
Total investment return[2]	1.26%	2.90%	(5.92)%	56.72%	(9.32)%	(4.68)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.27%[3]	1.25%	1.20%	1.20%	1.23%[4]	1.22%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.27%[3]	1.25%	1.20%	1.20%	1.23%[4]	1.22%[4]
Net investment income (loss)	0.52%[3]	0.45%	0.24%	0.09%	0.47%	0.52%
Supplemental data:
Net assets, end of period (000's)	$14,551	$15,198	$17,436	$19,885	$13,279	$17,094
Portfolio turnover	61%	36%	37%	50%	59%	68%

Class Y

	Six months ended January 31, 2024	Years ended July 31,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$18.81	$22.31	$27.61	$17.69	$19.63	$22.00
Net investment income (loss)[1]	0.07	0.13	0.11	0.07	0.14	0.16
Net realized and unrealized gain (loss)	0.20	0.22	(1.49)	9.98	(1.90)	(1.35)
Net increase (decrease) from operations	0.27	0.35	(1.38)	10.05	(1.76)	(1.19)
Dividends from net investment income	(0.13)	(0.16)	(0.10)	(0.13)	(0.18)	(0.19)
Distributions from net realized gains	(0.00)	(3.69)	(3.82)	—	—	(0.99)
Total dividends and distributions	(0.13)	(3.85)	(3.92)	(0.13)	(0.18)	(1.18)
Net asset value, end of period	$18.95	$18.81	$22.31	$27.61	$17.69	$19.63
Total investment return[2]	1.42%	3.09%	(5.74)%	56.98%	(9.08)%	(4.44)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.07%[3]	1.05%	0.98%	1.00%	1.04%[4]	0.94%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.04%[3]	1.04%	0.98%	1.00%	1.04%[4]	0.94%[4]
Net investment income (loss)	0.75%[3]	0.66%	0.45%	0.29%	0.77%	0.79%
Supplemental data:
Net assets, end of period (000's)	$106	$122	$143	$153	$105	$178
Portfolio turnover	61%	36%	37%	50%	59%	68%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Small/Medium Co Value Equity Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2024	Years ended July 31,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$18.45	$21.94	$27.22	$17.45	$19.36	$21.69
Net investment income (loss)[1]	0.07	0.12	0.10	0.06	0.12	0.13
Net realized and unrealized gain (losses)	0.19	0.22	(1.47)	9.85	(1.86)	(1.31)
Net increase (decrease) from operations	0.26	0.34	(1.37)	9.91	(1.74)	(1.18)
Dividends from net investment income	(0.13)	(0.14)	(0.09)	(0.14)	(0.17)	(0.16)
Distributions from net realized gains	(0.00)	(3.69)	(3.82)	—	—	(0.99)
Total dividends and distributions	(0.13)	(3.83)	(3.91)	(0.14)	(0.17)	(1.15)
Net asset value, end of period	$18.58	$18.45	$21.94	$27.22	$17.45	$19.36
Total investment return[2]	1.41%	3.12%	(5.78)%	56.95%	(9.12)%	(4.49)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.10%[3]	1.07%	1.01%	1.02%	1.09%[4]	1.07%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.04%[3]	1.04%	1.04%[5]	1.02%	1.04%[4]	1.04%[4]
Net investment income (loss)	0.75%[3]	0.66%	0.41%	0.28%	0.65%	0.69%
Supplemental data:
Net assets, end of period (000's)	$282,650	$304,200	$381,341	$478,837	$338,418	$421,054
Portfolio turnover	61%	36%	37%	50%	59%	68%
3  Annualized.

4  Includes interest expense representing less than 0.005%.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

PACE Small/Medium Co Growth Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2024	Years ended July 31,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.89	$10.77	$21.72	$15.82	$16.82	$19.54
Net investment income (loss)[1]	(0.04)	(0.07)	(0.09)	(0.15)	(0.10)	(0.12)
Net realized and unrealized gain (loss)	(0.26)	1.19	(3.38)	7.42	1.65	0.45
Net increase (decrease) from operations	(0.30)	1.12	(3.47)	7.27	1.55	0.33
Distributions from net realized gains	—	—	(7.48)	(1.37)	(2.55)	(3.05)
Net asset value, end of period	$11.59	$11.89	$10.77	$21.72	$15.82	$16.82
Total investment return[2]	(2.52)%	10.40%	(22.59)%	47.35%	10.43%	4.67%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.28%[3]	1.26%[4]	1.20%[4]	1.19%[4]	1.23%[4]	1.21%[4]
Expenses before fee waivers and/or expense reimbursements/recoupments	1.28%[3]	1.26%[4]	1.20%[4]	1.19%[4]	1.23%[4]	1.21%[4]
Net investment income (loss)	(0.75)%[3]	(0.65)%	(0.60)%	(0.77)%	(0.64)%	(0.67)%
Supplemental data:
Net assets, end of period (000's)	$17,324	$19,984	$21,148	$31,412	$23,755	$24,675
Portfolio turnover	41%	94%	78%	98%	89%	135%

Class Y

	Six months ended January 31, 2024	Years ended July 31,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$14.58	$13.18	$24.77	$17.87	$18.65	$21.26
Net investment income (loss)[1]	(0.04)	(0.06)	(0.07)	(0.15)	(0.08)	(0.10)
Net realized and unrealized gain (loss)	(0.32)	1.46	(4.04)	8.42	1.85	0.54
Net increase (decrease) from operations	(0.36)	1.40	(4.11)	8.27	1.77	0.44
Distributions from net realized gains	—	—	(7.48)	(1.37)	(2.55)	(3.05)
Net asset value, end of period	$14.22	$14.58	$13.18	$24.77	$17.87	$18.65
Total investment return[2]	(2.47)%	10.54%	(22.31)%	47.52%	10.60%	4.82%
Ratios to average net assets:
Expenses after fee waivers and/or expense reimbursements/recoupments	1.03%[3]	1.02%[4]	0.96%[4]	2.20%[4]	1.21%[4]	0.92%[4]
Expenses before fee waivers and/or expense reimbursements/recoupments	1.03%[3]	1.02%[3]	1.07%[3,4]	1.08%[3]	1.08%[3]	1.08%[3,4]
Net investment income (loss)	(0.53)%[3]	(0.42)%	(0.38)%	(0.66)%	(0.49)%	(0.54)%
Supplemental data:
Net assets, end of period (000's)	$8	$8	$7	$36	$28	$49
Portfolio turnover	41%	94%	78%	98%	89%	135%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Small/Medium Co Growth Equity Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2024	Years ended July 31,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$13.95	$12.61	$24.07	$17.39	$18.21	$20.85
Net investment income (loss)[1]	(0.04)	(0.06)	(0.08)	(0.13)	(0.08)	(0.10)
Net realized and unrealized gain (losses)	(0.31)	1.40	(3.90)	8.18	1.81	0.51
Net increase (decrease) from operations	(0.35)	1.34	(3.98)	8.05	1.73	0.41
Distributions from net realized gains	—	—	(7.48)	(1.37)	(2.55)	(3.05)
Net asset value, end of period	$13.60	$13.95	$12.61	$24.07	$17.39	$18.21
Total investment return[2]	(2.51)%	10.63%	(22.47)%	47.57%	10.64%	4.83%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.14%[3]	1.13%[4]	1.04%[4]	1.03%[4]	1.09%[4]	1.07%[4]
Expenses after fee waivers and/or expense reimbursements/recoupments	1.08%[3]	1.08%[4]	1.04%[4]	1.03%[4]	1.08%[4]	1.07%[4]
Net investment income (loss)	(0.55)%[3]	(0.47)%	(0.45)%	(0.60)%	(0.49)%	(0.52)%
Supplemental data:
Net assets, end of period (000's)	$251,727	$275,171	$315,222	$475,618	$383,461	$433,053
Portfolio turnover	41%	94%	78%	98%	89%	135%

3  Annualized.

4  Includes interest expense representing less than 0.005%.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

PACE International Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2024	Years ended July 31,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$17.41	$15.50	$19.03	$14.64	$15.00	$17.03
Net investment income (loss)[1]	0.07	0.28	0.32	0.24	0.21	0.24
Net realized and unrealized gain (loss)	0.34	2.07	(2.46)	4.34	(0.18)	(1.13)
Net increase (decrease) from operations	0.41	2.35	(2.14)	4.58	0.03	(0.89)
Dividends from net investment income	(0.59)	(0.13)	(0.37)	(0.19)	(0.36)	(0.26)
Distributions from net realized gains	(0.08)	(0.31)	(1.02)	—	(0.03)	(0.88)
Total dividends and distributions	(0.67)	(0.44)	(1.39)	(0.19)	(0.39)	(1.14)
Net asset value, end of period	$17.15	$17.41	$15.50	$19.03	$14.64	$15.00
Total investment return[2]	2.45%	15.68%	(12.06)%	31.41%	0.00%	(4.56)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including dividend expense, interest expense and other borrowing costs for investments sold short	1.73%[3]	1.87%	1.77%	1.64%	1.78%	1.88%
Expenses after fee waivers and/or expense reimbursements, including dividend expense, interest expense and other borrowing costs for investments sold short	1.62%[3]	1.75%	1.69%	1.58%	1.78%	1.88%
Expenses after fee waivers and/or expense reimbursements, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.25%[3]	1.25%	1.25%	1.25%	1.34%	1.34%
Net investment income (loss)	0.79%[3]	1.78%	1.80%	1.40%	1.42%	1.60%
Supplemental data:
Net assets, end of period (000's)	$22,065	$22,999	$22,049	$28,773	$23,422	$27,264
Portfolio turnover	19%	40%	36%	48%	32%	46%

Class Y

	Six months ended January 31, 2024	Years ended July 31,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$17.31	$15.42	$18.95	$14.58	$14.93	$16.98
Net investment income (loss)[1]	0.09	0.32	0.36	0.28	0.25	0.29
Net realized and unrealized gain (loss)	0.35	2.05	(2.45)	4.33	(0.17)	(1.15)
Net increase (decrease) from operations	0.44	2.37	(2.09)	4.61	0.08	(0.86)
Dividends from net investment income	(0.64)	(0.17)	(0.42)	(0.24)	(0.40)	(0.31)
Distributions from net realized gains	(0.08)	(0.31)	(1.02)	—	(0.03)	(0.88)
Total dividends and distributions	(0.72)	(0.48)	(1.44)	(0.24)	(0.43)	(1.19)
Net asset value, end of period	$17.03	$17.31	$15.42	$18.95	$14.58	$14.93
Total investment return[2]	2.61%	15.96%	(11.86)%	31.77%	0.29%	(4.32)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including dividend expense, interest expense and other borrowing costs for investments sold short	1.46%[3]	1.60%	1.52%	1.36%	1.47%	1.62%
Expenses after fee waivers and/or expense reimbursements, including dividend expense, interest expense and other borrowing costs for investments sold short	1.37%[3]	1.51%	1.44%	1.33%	1.47%	1.62%
Expenses after fee waivers and/or expense reimbursements, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.00%[3]	1.00%	1.00%	1.00%	1.03%	1.07%
Net investment income (loss)	1.02%[3]	2.05%	2.06%	1.65%	1.71%	1.90%
Supplemental data:
Net assets, end of period (000's)	$10,886	$10,615	$10,376	$12,596	$11,053	$11,977
Portfolio turnover	19%	40%	36%	48%	32%	46%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE International Equity Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2024	Years ended July 31,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$17.26	$15.38	$18.90	$14.54	$14.90	$16.93
Net investment income (loss)[1]	0.09	0.31	0.36	0.28	0.24	0.29
Net realized and unrealized gain (losses)	0.35	2.05	(2.44)	4.31	(0.17)	(1.13)
Net increase (decrease) from operations	0.44	2.36	(2.08)	4.59	0.07	(0.84)
Dividends from net investment income	(0.64)	(0.17)	(0.42)	(0.23)	(0.40)	(0.31)
Distributions from net realized gains	(0.08)	(0.31)	(1.02)	—	(0.03)	(0.88)
Total dividends and distributions	(0.72)	(0.48)	(1.44)	(0.23)	(0.43)	(1.19)
Net asset value, end of period	$16.98	$17.26	$15.38	$18.90	$14.54	$14.90
Total investment return[2]	2.62%	15.93%	(11.84)%	31.74%	0.30%	(4.27)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including dividend expense, interest expense and other borrowing costs for investments sold short	1.45%[3]	1.59%	1.49%	1.36%	1.49%	1.60%
Expenses after fee waivers and/or expense reimbursements, including dividend expense, interest expense and other borrowing costs for investments sold short	1.37%[3]	1.50%	1.44%	1.33%	1.49%	1.60%
Expenses after fee waivers and/or expense reimbursements, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.00%[3]	1.00%	1.00%	1.00%	1.05%	1.05%
Net investment income (loss)	1.04%[3]	2.02%	2.07%	1.65%	1.70%	1.89%
Supplemental data:
Net assets, end of period (000's)	$676,763	$719,730	$781,868	$995,293	$815,785	$948,956
Portfolio turnover	19%	40%	36%	48%	32%	46%

Class P2

	Six months ended January 31, 2024 (unaudited)	Period ended July 31, 2023[4]
Net asset value, beginning of period	$17.27	$15.67
Net investment income (loss)[1]	0.14	0.12
Net realized and unrealized gain (losses)	0.34	1.48
Net increase (decrease) from operations	0.48	1.60
Dividends from net investment income	(0.60)	—
Distributions from net realized gains	(0.08)	—
Total dividends and distributions	(0.68)	—
Net asset value, end of period	$17.07	$17.27
Total investment return[2]	2.85%	10.21%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including dividend expense, interest expense and other borrowing costs for investments sold short	1.39%[3]	1.46%[3]
Expenses after fee waivers and/or expense reimbursements, including dividend expense, interest expense and other borrowing costs for investments sold short	0.79%[3]	0.85%[3]
Expenses after fee waivers and/or expense reimbursements, excluding dividend expense, interest expense and other borrowing costs for investments sold short	0.41%[3]	0.43%[3]
Net investment income (loss)	1.68%[3]	2.12%[3]
Supplemental data:
Net assets, end of period (000's)	$15,437	$19,398
Portfolio turnover	19%	40%

3  Annualized.

4  For the period from March 27, 2023 (commencement of operations) through July 31, 2023.

See accompanying notes to financial statements

PACE International Emerging Markets Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2024	Years ended July 31,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$13.06	$12.01	$16.87	$13.79	$12.99	$13.61
Net investment income (loss)[1]	0.02	0.18	0.22	0.05	0.12	0.16
Net realized and unrealized gain (loss)	(1.00)	1.13	(3.42)	3.18	0.80	(0.58)
Net increase (decrease) from operations	(0.98)	1.31	(3.20)	3.23	0.92	(0.42)
Dividends from net investment income	(0.15)	(0.26)	(0.23)	(0.15)	(0.12)	(0.20)
Distributions from net realized gains	—	—	(1.43)	—	—	—
Total dividends and distributions	(0.15)	(0.26)	(1.66)	(0.15)	(0.12)	(0.20)
Net asset value, end of period	$11.93	$13.06	$12.01	$16.87	$13.79	$12.99
Total investment return[2]	(7.56)%	11.14%	(20.49)%	23.45%	6.97%	(2.91)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including interest expense	1.65%[3,4]	1.68%[4]	1.75%[4]	1.66%[4]	1.72%[4]	1.71%[4]
Expenses after fee waivers and/or expense reimbursements, including interest expense	1.45%[3,4]	1.46%[4]	1.45%[4]	1.55%[4]	1.65%[4]	1.70%[4]
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	1.45%[3]	1.45%	1.45%	1.55%	1.65%	1.70%
Net investment income (loss)	0.33%[3]	1.54%	1.53%	0.33%	0.92%	1.24%
Supplemental data:
Net assets, end of period (000's)	$2,932	$3,462	$3,456	$5,033	$4,605	$4,512
Portfolio turnover	26%	81%	57%	82%	79%	52%

Class Y

	Six months ended January 31, 2024	Years ended July 31,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$13.20	$12.14	$17.04	$13.92	$13.11	$13.73
Net investment income (loss)[1]	0.04	0.21	0.26	0.09	0.15	0.19
Net realized and unrealized gain (loss)	(1.02)	1.14	(3.45)	3.21	0.81	(0.59)
Net increase (decrease) from operations	(0.98)	1.35	(3.19)	3.30	0.96	(0.40)
Dividends from net investment income	(0.18)	(0.29)	(0.28)	(0.18)	(0.15)	(0.22)
Distributions from net realized gains	—	—	(1.43)	—	—	—
Total dividends and distributions	(0.18)	(0.29)	(1.71)	(0.18)	(0.15)	(0.22)
Net asset value, end of period	$12.04	$13.20	$12.14	$17.04	$13.92	$13.11
Total investment return[2]	(7.46)%	11.45%	(20.29)%	23.78%	7.29%	(2.74)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including interest expense	1.41%[3,4]	1.43%[4]	1.54%[4]	1.40%[4]	1.40%[4]	1.47%[4]
Expenses after fee waivers and/or expense reimbursements, including interest expense	1.20%[3,4]	1.21%[4]	1.20%[4]	1.30%[4]	1.40%[4]	1.45%[4]
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	1.20%[3,4]	1.20%	1.20%	1.30%	1.40%	1.45%
Net investment income (loss)	0.57%[3]	1.78%	1.81%	0.56%	1.16%	1.45%
Supplemental data:
Net assets, end of period (000's)	$3,896	$4,420	$4,245	$5,630	$6,067	$6,424
Portfolio turnover	26%	81%	57%	82%	79%	52%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE International Emerging Markets Equity Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2024	Years ended July 31,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$13.12	$12.07	$16.95	$13.85	$13.04	$13.65
Net investment income (loss)[1]	0.04	0.21	0.26	0.10	0.15	0.19
Net realized and unrealized gain (losses)	(1.02)	1.13	(3.43)	3.18	0.81	(0.58)
Net increase (decrease) from operations	(0.98)	1.34	(3.17)	3.28	0.96	(0.39)
Dividends from net investment income	(0.18)	(0.29)	(0.28)	(0.18)	(0.15)	(0.22)
Distributions from net realized gains	—	—	(1.43)	—	—	—
Total dividends and distributions	(0.18)	(0.29)	(1.71)	(0.18)	(0.15)	(0.22)
Net asset value, end of period	$11.96	$13.12	$12.07	$16.95	$13.85	$13.04
Total investment return[2]	(7.50)%	11.43%	(20.28)%	23.75%	7.24%	(2.70)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including interest expense	1.44%[3,4]	1.46%[4]	1.54%[4]	1.44%[4]	1.51%[4]	1.49%[4]
Expenses after fee waivers and/or expense reimbursements, including interest expense	1.20%[3,4]	1.21%[4]	1.20%[4]	1.30%[4]	1.40%[4]	1.45%[4]
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	1.20%[3]	1.20%	1.20%	1.30%	1.40%	1.45%
Net investment income (loss)	0.57%[3]	1.77%	1.81%	0.59%	1.14%	1.45%
Supplemental data:
Net assets, end of period (000's)	$226,445	$262,098	$288,057	$386,507	$345,431	$376,722
Portfolio turnover	26%	81%	57%	82%	79%	52%

Class P2

	Six months ended January 31, 2024 (unaudited)	Period ended July 31, 2023[5]
Net asset value, beginning of period	$13.14	$11.61
Net investment income (loss)[1]	0.05	0.15
Net realized and unrealized gain (losses)	(1.00)	1.38
Net increase (decrease) from operations	(0.95)	1.53
Dividends from net investment income	(0.16)	—
Total dividends and distributions	(0.16)	0.00
Net asset value, end of period	$12.03	$13.14
Total investment return[2]	(7.28)%	13.18%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including interest expense	1.31%[3,4]	1.31%[3]
Expenses after fee waivers and/or expense reimbursements, including interest expense	0.92%[3,4]	0.92%[3]
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	0.91%[3]	0.91%[3]
Net investment income (loss)	0.85%[3]	3.14%[3]
Supplemental data:
Net assets, end of period (000's)	$124,370	$111,478
Portfolio turnover	26%	81%

3  Annualized.

4  Includes interest expense representing less than 0.005%.

5  For the period from March 16, 2023 (commencement of operations) through July 31, 2023

See accompanying notes to financial statements

PACE Global Real Estate Securities Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2024	Years ended July 31,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$6.59	$7.26	$8.42	$6.13	$7.74	$7.65
Net investment income (loss)[1]	0.05	0.08	0.06	0.08	0.12	0.14
Net realized and unrealized gain (loss)	(0.03)	(0.71)	(0.98)	2.38	(1.37)	0.18
Net increase (decrease) from operations	0.02	(0.63)	(0.92)	2.46	(1.25)	0.32
Dividends from net investment income	(0.08)	(0.04)	(0.22)	(0.17)	(0.36)	(0.23)
Return of capital	—	—	(0.02)	—	—	—
Total dividends and distributions	(0.08)	(0.04)	(0.24)	(0.17)	(0.36)	(0.23)
Net asset value, end of period	$6.53	$6.59	$7.26	$8.42	$6.13	$7.74
Total investment return[2]	0.28%	(8.63)%	(11.29)%	40.73%	(17.00)%	4.53%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.90%[3,4]	1.71%[4]	1.58%[4]	1.62%[4]	1.59%[4]	1.56%[4]
Expenses after fee waivers and/or expense reimbursements	1.45%[3,4]	1.45%[4]	1.45%[4]	1.45%[4]	1.45%[4]	1.45%[4]
Net investment income (loss)	1.55%[3]	1.29%	0.72%	1.06%	1.69%	1.81%
Supplemental data:
Net assets, end of period (000's)	$152	$208	$321	$409	$307	$491
Portfolio turnover	27%	18%	76%	117%	111%	68%

Class P

	Six months ended January 31, 2024	Years ended July 31,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$6.30	$6.96	$8.08	$5.89	$7.46	$7.37
Net investment income (loss)[1]	0.06	0.10	0.07	0.09	0.13	0.16
Net realized and unrealized gain (losses)	(0.03)	(0.69)	(0.93)	2.28	(1.31)	0.18
Net increase (decrease) from operations	0.03	(0.59)	(0.86)	2.37	(1.18)	0.34
Dividends from net investment income	(0.10)	(0.07)	(0.24)	(0.18)	(0.39)	(0.25)
Return of capital	—	—	(0.02)	—	—	—
Total dividends and distributions	(0.10)	(0.07)	(0.26)	(0.18)	(0.39)	(0.25)
Net asset value, end of period	$6.23	$6.30	$6.96	$8.08	$5.89	$7.46
Total investment return[2]	0.43%	(8.44)%	(11.04)%	41.05%	(16.85)%	4.92%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.88%[3,4]	1.74%[4]	1.56%[4]	1.65%[4]	1.59%[4]	1.57%[4]
Expenses after fee waivers and/or expense reimbursements	1.20%[3,4]	1.20%[4]	1.20%[4]	1.20%[4]	1.20%[4]	1.20%[4]
Net investment income (loss)	1.85%[3]	1.68%	0.97%	1.32%	1.97%	2.20%
Supplemental data:
Net assets, end of period (000's)	$63,295	$67,451	$90,302	$114,494	$87,866	$121,187
Portfolio turnover	27%	18%	76%	117%	111%	68%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements

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PACE Alternative Strategies Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2024	Years ended July 31,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.54	$10.48	$11.30	$11.05	$10.60	$10.85
Net investment income (loss)[1]	0.13	0.18	(0.14)	(0.17)	(0.06)	0.01
Net realized and unrealized gain (loss)	0.32	0.13	0.01	0.96	0.51	0.03
Net increase (decrease) from operations	0.45	0.31	(0.13)	0.79	0.45	0.04
Dividends from net investment income	(0.38)	—	—	(0.14)	—	—
Distributions from net realized gains	—	(0.25)	(0.69)	(0.40)	—	(0.29)
Total dividends and distributions	(0.38)	(0.25)	(0.69)	(0.54)	—	(0.29)
Net asset value, end of period	$10.61	$10.54	$10.48	$11.30	$11.05	$10.60
Total investment return[2]	4.28%	3.01%	(1.17)%	7.21%	4.25%	0.52%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.73%[3]	2.95%	2.92%	2.93%	2.80%	2.65%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.42%[3]	2.62%	2.65%	2.81%	2.62%	2.58%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.83%[3]	1.83%	1.88%	1.88%	1.88%	1.85%
Net investment income (loss)	2.46%[3]	1.69%	(1.27)%	(1.47)%	(0.57)%	0.10%
Supplemental data:
Net assets, end of period (000's)	$3,545	$3,798	$4,727	$5,995	$6,460	$8,394
Portfolio turnover	213%	423%	406%	418%	491%	447%

Class Y

	Six months ended January 31, 2024	Years ended July 31,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.60	$10.51	$11.31	$11.06	$10.60	$10.82
Net investment income (loss)[1]	0.14	0.22	(0.11)	(0.14)	(0.04)	0.04
Net realized and unrealized gain (loss)	0.33	0.12	(0.00)	0.96	0.52	0.03
Net increase (decrease) from operations	0.47	0.34	(0.11)	0.82	0.48	0.07
Dividends from net investment income	(0.41)	—	—	(0.17)	(0.02)	—
Distributions from net realized gains	—	(0.25)	(0.69)	(0.40)	—	(0.29)
Total dividends and distributions	(0.41)	(0.25)	(0.69)	(0.57)	(0.02)	(0.29)
Net asset value, end of period	$10.66	$10.60	$10.51	$11.31	$11.06	$10.60
Total investment return[2]	4.33%	3.19%	(0.80)%	7.40%	4.56%	0.80%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.47%[3]	2.68%	2.68%	2.68%	2.56%	2.38%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.16%[3]	2.37%	2.39%	2.57%	2.38%	2.31%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.58%[3]	1.58%	1.63%	1.63%	1.63%	1.59%
Net investment income (loss)	2.71%[3]	2.05%	(1.00)%	(1.22)%	(0.38)%	0.36%
Supplemental data:
Net assets, end of period (000's)	$330	$316	$410	$436	$402	$386
Portfolio turnover	213%	423%	406%	418%	491%	447%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Alternative Strategies Investments

Financial highlights (concluded)

Class P

	Six months ended January 31, 2024	Years ended July 31,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.55	$10.47	$11.26	$11.01	$10.55	$10.78
Net investment income (loss)[1]	0.14	0.21	(0.11)	(0.14)	(0.04)	0.03
Net realized and unrealized gain (losses)	0.33	0.12	0.01	0.96	0.52	0.03
Net increase (decrease) from operations	0.47	0.33	(0.10)	0.82	0.48	0.06
Dividends from net investment income	(0.41)	—	—	(0.17)	(0.02)	—
Distributions from net realized gains	—	(0.25)	(0.69)	(0.40)	—	(0.29)
Total dividends and distributions	(0.41)	(0.25)	(0.69)	(0.57)	(0.02)	(0.29)
Net asset value, end of period	$10.61	$10.55	$10.47	$11.26	$11.01	$10.55
Total investment return[2]	4.35%	3.21%	(0.90)%	7.53%	4.46%	0.90%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.47%[3]	2.69%	2.67%	2.68%	2.56%	2.42%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.17%[3]	2.37%	2.40%	2.57%	2.38%	2.35%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.58%[3]	1.58%	1.63%	1.63%	1.63%	1.62%
Net investment income (loss)	2.69%[3]	1.96%	(1.01)%	(1.22)%	(0.35)%	0.33%
Supplemental data:
Net assets, end of period (000's)	$292,720	$314,136	$391,351	$447,508	$450,402	$520,531
Portfolio turnover	213%	423%	406%	418%	491%	447%

Class P2

	Six months ended January 31, 2024 (unaudited)	Period ended July 31, 2023[4]
Net asset value, beginning of period	$10.48	$10.56
Net investment income (loss)[1]	0.16	0.18
Net realized and unrealized gain (losses)	0.31	(0.01)
Net increase (decrease) from operations	0.47	0.17
Dividends from net investment income	(0.36)	—
Distributions from net realized gains	—	(0.25)
Total dividends and distributions	(0.36)	(0.25)
Net asset value, end of period	$10.59	$10.48
Total investment return[2]	4.52%	1.65%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.51%[3]	1.96%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.75%[3]	1.27%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.17%[3]	0.86%[3]
Net investment income (loss)	3.11%[3]	2.26%[3]
Supplemental data:
Net assets, end of period (000's)	$54,977	$53,575
Portfolio turnover	213%	423%

3  Annualized.

4  For the period from November 11, 2022 (commencement of operations) through July 31, 2023

See accompanying notes to financial statements

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Organization and significant accounting policies

PACE Select Advisors Trust (the "Trust") is an open-end management investment company registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest at par value of $0.001 per share.

The Trust has fifteen series available for investment, each having its own investment objectives and policies: UBS Government Money Market Investments Fund, PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments, PACE High Yield Investments, PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments (each a "Portfolio" and collectively, the "Portfolios"). Each of the Portfolios is classified as a diversified investment company for purposes of the 1940 Act.

UBS Asset Management (Americas) LLC ("UBS AM") serves as the investment manager and administrator for the Portfolios and also as the investment advisor for UBS Government Money Market Investments Fund and a portion of PACE Alternative Strategies Investments' assets. Subject to the approval and oversight of the Portfolios' Board of Trustees (the "Board"), UBS AM selects and oversees other investment subadvisors, who provide advisory services for the Portfolios. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as principal underwriter for the Portfolios. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

Each Portfolio currently offers Class A, Class Y, Class P, and Class P2 shares, with the exception of UBS Government Money Market Investments Fund, which currently offers Class P shares only, and PACE Global Real Estate Securities Investments, which only has Class A, Class P, and Class P2 shares. Each class represents interests in the same assets of the applicable Portfolio and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges certain transfer agency and related services expenses and class specific fee/expense waiver arrangements. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y, Class P and Class P2 shares have no service or distribution plan. The Portfolios' Class P shares currently are available for purchase only to participants in the PACESM Select Advisors Program and certain other advisory programs offered through select sponsors, except that UBS Government Money Market Investments Fund shares are also available to participants in the PACESM Multi Advisor Program. Class P2 shares are only available for purchase by a limited group of investors, including on behalf of certain investors of a fee-based program or other advisory programs in which UBS AM exercises investment discretion and for which such investors pay UBS AM a fee, or pay an affiliate of UBS AM a fee, and UBS AM receives compensation, to participate in such programs; on behalf of institutional clients with which UBS AM or its affiliates has signed a separate investment management agreement, pursuant to which such investors pay an advisory fee; and by other registered investment companies managed by UBS AM that pay a management fee at the investing/acquiring fund level.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

In the normal course of business, the Portfolios may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

UBS Government Money Market Investments Fund attempts to maintain a stable net asset value of $1.00 per share. There is no assurance, however, that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. The Portfolio has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. The Portfolio has adopted a policy to operate as a "government money market fund" and as such the Portfolio is permitted to seek to maintain a stable price per share. In addition, by operating as a "government money market fund", the Portfolio is exempt from requirements that permit the imposition of a liquidity fee and/or temporary redemption gates. While the Portfolio's Board may elect to subject the Portfolio to liquidity fee and gate requirements in the future, the Board has not elected to do so at this time.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Portfolios' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In December 2022, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2022-06 ("ASU 2022-06"), "Reference Rate Reform (Topic 848)". ASU 2022-06 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2022-06 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2024, for all entities. Management does not expect ASU 2022-06 to have a material impact on the financial statements.

In October 2022, the SEC adopted the Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds rule and reform amendments requiring open-end management investment companies, including mutual funds and exchange-traded funds, to transmit concise and visually engaging semi-annual and annual tailored shareholder reports that highlight key information, including fund expenses, performance, and holdings to shareholders. Certain information from the Fund's current shareholder reports, including the Fund's investment portfolio, financial statements and financial highlights, will move to Form N-CSR. This information will be available online, mailed upon request and filed on a semiannual basis. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolios until the 2024 annual shareholder report.

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded net of withholding taxes on the ex-dividend

PACE Select Advisors Trust

Notes to financial statements (unaudited)

date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Foreign currency translation—The books and records of the Portfolios are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in the market prices of securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Portfolios in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

The ability of the issuers of debt securities held by the Portfolios' to meet their obligations may be affected by economic, political and other developments particular to a specific industry, country, state or region.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Investments in bonds with ratings of BB (Standard & Poor's Financial Services LLC or Fitch Ratings, Inc.) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Many financial instruments, financings or other transactions to which a Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate ("LIBOR"). LIBOR is widely used in financial markets. In July 2017, the United Kingdom's financial regulatory body announced that after 2021 it will cease its active encouragement cease to be published or utilized after that time. Various financial industry groups have begun planning for PACE Select Advisors Trust that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect a Portfolio's performance or NAV. Certain LIBOR tenors were discontinued by the end of 2021, while the discontinuation of others have been extended to December 2024.

At January 31, 2024, PACE Global Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments and PACE Alternative Strategies Investments had exposure to Russian or Ukrainian securities. Such exposure was limited to less than 1% of each such Portfolio's assets as of such date, with the exception of PACE International Emerging Markets Equity Investments. PACE International Emerging Markets Equity Investments had 3.8% of its assets in such securities as of January 31, 2022, which holdings were subsequently sold or declined in value to represent under 1% of that Portfolio's assets. The escalating conflict between Ukraine and the Russian Federation, especially after Russia invaded Ukraine in March 2022, has resulted in significant volatility and uncertainty in financial markets. NATO, EU and G7 member countries have imposed severe and coordinated sanctions against Russia. Restrictive measures have also been imposed by Russia, and some securities traded in that country have materially declined in value and/or may no longer be tradable. These actions have resulted in significant disruptions to investing activities and businesses with operations in Russia. The longer-term impact to geopolitical norms, supply chains and investment valuations is uncertain.

Valuation of investments

Each Portfolio generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Portfolio calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Portfolios do not price their shares, on most national holidays and Good Friday. To the extent that a Portfolio's assets are traded in other markets on days when the NYSE is not open, the value of a Portfolio's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern Time, a Portfolio's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a Portfolio calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Under Rule 2a-7 under the 1940 Act, as amended ("Rule 2a-7"), UBS Government Money Market Investments Fund has adopted a policy to operate as a "government money market fund". Under Rule 2a-7, a "government money market fund" invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities). As a "government money market fund", UBS Government Money Market Investments Fund values its investments at amortized cost unless the Portfolio's Board determines that this does not represent fair value. Periodic review and monitoring of the valuation

PACE Select Advisors Trust

Notes to financial statements (unaudited)

of the securities held by the Portfolio is performed in an effort to ensure that amortized cost approximates market value.

Each Portfolio (other than UBS Government Money Market Investments Fund) calculates its net asset value based on the current market value, where available, for its Portfolio investments. The Portfolios normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/ or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Board. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Portfolios invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in a Portfolio's net asset value. However, if any of the Portfolios determine that such developments are so significant that they will materially affect the value of the Portfolio's investments, the Portfolio may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Portfolios may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Portfolios' use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

OTC swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board. Centrally cleared swaps are valued using prices from the clearing houses.

The Board has designated UBS AM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act, and delegated to UBS AM the responsibility for making fair value determinations with respect to portfolio holdings. UBS AM as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. UBS AM has the Equities, Fixed Income, and Multi-Asset Valuation Committee (the "VC") to assist with its designated responsibilities as valuation designee with respect to the Portfolios' portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Portfolio's Portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of each Portfolio's own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of each Portfolio's Portfolio of investments.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Investments

Asset-backed securities—Certain Portfolios may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Loan assignments and participations—Certain Portfolios may invest in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") which may be in the form of participations ("Participations") in Loans or assignments ("Assignments") of all or a portion of Loans from third parties. A Portfolio may invest in multiple series or tranches of a Loan, which may have varying terms and carry different associated risks. Participations typically result in a Portfolio having a contractual relationship only with the Lender, not with the borrower. A Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and a Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the Portfolio may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A Portfolio will acquire Participations only if its subadvisor determines that the selling Lender is creditworthy. When a Portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the Portfolio is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the Portfolio However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Mortgage-backed securities—Certain Portfolios may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Company or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Such classes include interest-only ("IO") and principal-only ("PO") classes. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected.

Real estate investment trusts—Certain Portfolios may invest in real estate investment trusts ("REITs"). Distributions from a REIT are initially recorded as dividend income and may subsequently be recharacterized by the REIT at the end of its tax year as a return of capital and/or capital gains. The Portfolio estimates the character of dividends received from REITs for financial reporting purposes based on the distribution history of each REIT. Once actual distribution characterizations are made available by the REITs, typically after calendar year end, the Portfolio updates its accounting and/or tax books and records.

Repurchase agreements—The Portfolios may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolios maintains custody of the underlying obligations prior to their repurchase, either through their regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolios and their counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. Certain Portfolios obtain securities on terms that allow it to resell or repledge the securities to others.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Portfolios upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Portfolios generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 or a Portfolio's investment strategies and limitations, may require the Portfolios to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolios may suffer delays, costs and possible losses in

PACE Select Advisors Trust

Notes to financial statements (unaudited)

connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolios intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM and the applicable subadvisor to present minimal credit risks.

Each Portfolio Portfolios may participate in joint repurchase agreement transactions with other Portfolios's managed, advised or sub-advised by UBS AM. Under certain circumstances, the Portfolios may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its Portfolios at the end of the day in order to avoid having the Portfolios potentially exposed to a fee for uninvested cash held in a business account at a bank.

Restricted securities—The Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in Portfolio's portfolio footnotes.

Reverse repurchase agreements—Certain Portfolios may enter into reverse repurchase agreements with qualified third party banks, securities dealers or their affiliates. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time a Portfolio enters into a reverse repurchase agreement, the Portfolio establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

During the period ended January 31, 2024, only PACE Mortgage-Backed Securities Fixed Income Investments utilized reverse repurchase agreement transactions.

The table below represents the remaining contractual maturity as of January 31, 2024, of the reverse repurchase agreement transactions accounted for as secured borrowings.

PACE Mortgage-Backed Securities Fixed Income Investments

Type of securities being bought back	Overnight and continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Reverse repurchase agreements	$—	$31,400,490	$—	$—	$31,400,490

Securities traded on to-be-announced basis—Certain Portfolios may from time to time purchase, or short sell, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Short sales "against the box"—Each Portfolio (other than UBS Government Money Market Investments Fund and PACE Municipal Fixed Income Investments) may engage in short sale transactions of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). A Portfolio might make a short sale "against the box" to hedge against market risks when its subadvisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

The Portfolio must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. Any loss in the Portfolio's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. When a Portfolio sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Portfolios maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each Portfolio incurs transaction costs, including dividend expense, borrowing costs and interest expense, in connection with opening, maintaining and closing short sales "against the box". These dividends and interest are booked as an expense or liability to the Portfolio.

Treasury Inflation Protected Securities—The Portfolios may purchase Treasury inflation protected securities ("TIPS") which are debt securities issued by the US Treasury. TIPS adjust for inflation based on changes in the published Consumer Price Index ("CPI"). During periods of inflation when the CPI index increases, the principal amount of the debt to which the rate of interest is applied increases, which in turn increases the yield. During periods of deflation when the CPI index decreases, the principal amount of the debt to which the rate of interest is applied decreases, which in turn lowers the yield. At maturity, TIPS return the higher of the principal amount at maturity or the initial face amount of the debt.

Treasury roll transactions—Certain Portfolios may enter into treasury roll transactions. In a treasury roll transaction, a Portfolio sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and date. The Portfolio receives cash from the sale of the Treasury security to use for other investment purposes. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase and sale. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Portfolio and the counterparty over the term of the borrowing. The Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Portfolio. If the interest expense exceeds the income earned, the Portfolio's net investment income and dividends to shareholders may be adversely impacted.

Treasury roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities. During the period ended January 31, 2024, only PACE Strategic Fixed Income Investments utilized treasury roll transactions.

PACE Mortgage-Backed Securities Fixed Income Investments

Types of securities being bought back	Overnight and continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
US government obligations	$—	$8,671,713	$—	$—	$8,671,713

PACE Strategic Fixed Income Investments

Type of securities being bought back	Overnight and continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
US government obligations	$—	$17,954,532	$—	$—	$17,954,532

Uncovered short sales—PACE Mortgage-Backed Securities Fixed Income Investments (with respect to securities issued by the US Treasury and TBA securities coupon trades), PACE Large Co Value Equity Investments, PACE International Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may engage in short sale transactions in which the Portfolio sells a security it does not own (or does not have the right to acquire at no added cost), in anticipation of a decline in the security's price.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

The Portfolio must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security, and the Portfolio will realize a gain if the security declines in price between those same dates. Each Portfolio segregates collateral, consisting of cash or liquid assets, sufficient to collateralize the market value of the investments sold short. Each Portfolio incurs transaction costs, including dividend expense, borrowing costs and interest expenses in connection with opening, maintaining and closing short sales. These dividends and interest are booked as an expense or liability to the Portfolio.

Because a Portfolio's loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. The Portfolio's investments held long could also decline in value at the same time the value of the investment sold short increases, thereby increasing the Portfolio's potential for loss.There is also the risk that the counterparty to a short sale transaction may fail to honor its contract terms, causing a loss to the Portfolio. In addition, PACE Large Co Value Equity Investments and PACE International Equity Investments may invest the proceeds received upon the initial sale of the security, resulting in leverage and increasing each Portfolio's return and loss potential. PACE Large Co Value Equity Investments and PACE International Equity Investments may also engage in short sale transactions that are effected through their custodian and may deliver cash received in connection with its securities lending activity to the custodian as collateral to secure the short sale transactions.

For the period ended January 31, 2024, PACE Large Co Value Equity Investments and PACE Global Real Estate Securities Investments did not engage in any short sale transactions..

Unfunded loan commitments—A Portfolio may enter into unfunded loan commitments, which are contractual obligations for future funding at the option of the borrower. Unfunded loan commitments represent a future obligation, in full, even though a percentage of the committed amount may not be utilized by the borrower. Unfunded loan commitments, and the obligation for future funding, are recorded as a liability on the Statement of assets and liabilities at par value at the time the commitment is entered into. Purchases of unfunded loan commitments may have a similar effect on the Portfolio's NAV as if the Portfolio had created a degree of leverage in the portfolio. Market risk exists with these commitments to the same extent as if the securities were owned on a settled basis. Losses may arise due to changes in the value of the unfunded loan commitments.

Under the terms of the contract, the Portfolio has the option to assign (sell) all or portion of the unfunded loan commitment. Upon the completion of such assignment, the Portfolio is released from its rights and obligations pertaining to the portion of the unfunded loan commitment assigned. When the Portfolio sells a portion of an unfunded loan commitment, the portion sold is removed from the Portfolio of investments and the unsettled amount is reflected as unfunded loan commitments sold on the Statement of assets and liabilities until settlement date. Once settled, the portion of the unfunded loan commitment assigned is relieved from the Portfolio's unfunded loan commitments liability.

Derivative instruments

Purchased options—Certain Portfolios may purchase put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Portfolios pay a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which

PACE Select Advisors Trust

Notes to financial statements (unaudited)

expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments, at value.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Option writing—Certain Portfolios may write (sell) put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains.

When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included on the Portfolio's Statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option, which a Portfolio has written, is exercised, the Portfolio recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option, which a Portfolio has written, is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Portfolio purchases upon exercise of the option.

In writing an option, a Portfolio bears the market risk of an unfavorable change in the price of the derivative instrument, security, or currency underlying the written option. Exercise of an option written by a Portfolio could result in the Portfolio selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Portfolio trades and holds certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Portfolio will be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). It also includes written swaptions, where the Portfolio will be obligated to enter into a swap agreement.

The maximum payout for written put options is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event. At January 31, 2024, PACE Mortgage-Backed Securities Fixed Income Investments and PACE Alternative Strategies Investments had maximum payout amounts of approximately $2,813,291,000 and $1,407,893 respectively, relating to written put option contracts.

Futures contracts—Certain Portfolios may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

Upon entering into a futures contract, a Portfolio is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by a Portfolio, depending on the daily fluctuations in the value of the underlying futures contracts, except that in the case of certain futures

PACE Select Advisors Trust

Notes to financial statements (unaudited)

contracts that are held through swap contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various risks, including market, interest rate and equity risks. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Portfolio will not achieve the anticipated benefits of the futures contract or may realize a loss.

Futures contracts, if any, are shown as fund holdings within the Portfolio of investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Swap agreements—Certain Portfolios may engage in swap agreements, including, but not limited to, interest rate, credit default, total return. A Portfolio expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the Portfolio's duration, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Portfolios accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Certain Portfolios may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Portfolio would make periodic payments to the counterparty, and the Portfolio would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Portfolios typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Portfolio would receive periodic payments from the counterparty, and the Portfolios would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Portfolios will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Portfolio typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Portfolios had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These

PACE Select Advisors Trust

Notes to financial statements (unaudited)

indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). A Portfolio may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of the period end for which a Portfolio is the seller of protection are disclosed under the section "Credit default swap agreements on corporate issues and credit indices—sell protection" in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Portfolio for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the realized price variance of the underlying asset is less than the strike price. As a payer of the realized price variance the Portfolio would owe the payoff amount

PACE Select Advisors Trust

Notes to financial statements (unaudited)

when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

The use of swap agreements involves investment techniques, risks, and transaction costs different from those associated with ordinary portfolio security transactions, including assumptions about market conditions, interest rates, and other applicable factors. As a result, the performance of the Portfolio will be different than if it had used ordinary portfolio security transactions. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Portfolio's risk of loss will consist of the net amount of interest or other payments that the Portfolio is contractually entitled to receive. Therefore, the Portfolio would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Portfolio's exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

Forward foreign currency contracts—Certain Portfolios may enter into forward foreign currency contracts as part of their investment objective, for purposes of risk management or to hedge the US dollar value of portfolio securities denominated in a particular currency. Generally, a forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Non-deliverable forward foreign currency contracts are settled with the counterparty in US dollars, or another fully convertible currency, without the physical delivery of foreign currency.

Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as unrealized appreciation or depreciation on forward foreign currency contracts by the Portfolios. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Portfolios on contracts which have been sold or matured.

Risks may arise upon entering into forward foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Derivatives by underlying risk—Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Under US GAAP, investment companies do not qualify for hedge accounting. Accordingly, even though a Portfolio's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under US GAAP.

The volume of derivatives as disclosed in each Portfolio's portfolio of investments is representative of the volume of derivatives outstanding during the period ended January 31, 2024.

Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Portfolios may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts

PACE Select Advisors Trust

Notes to financial statements (unaudited)

that are in a net liability position that contain these triggers can be found in the Portfolio's Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of January 31, 2024 is reflected in the Statement of assets and liabilities.

At January 31, 2024, the Portfolios had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
PACE Mortgage-Backed Securities Fixed Income Investments
Options and swaptions purchased	$540,070	$—	$—	$—	$540,070
Futures contracts	55,582	—	—	587,384	642,966
Swap agreements	7,859,215	—	—	—	7,859,215
Total value	$8,454,867	$—	$—	$587,384	$9,042,251
PACE Intermediate Fixed Income Investments
Futures contracts	$3,022,787	$—	$—	$—	$3,022,787
PACE Strategic Fixed Income Investments
Options and swaptions purchased	$9,862	$—	$—	$—	$9,862
Futures contracts	4,001,686	—	—	—	4,001,686
Swap agreements	372,028	—	113,812	—	485,840
Forward foreign currency contracts	—	165,328	—	—	165,328
Total value	$4,383,576	$165,328	$113,812	$—	$4,662,716
PACE Global Fixed Income Investments
Futures contracts	$505,022	$—	$—	$—	$505,022
Forward foreign currency contracts	—	280,235	—	—	280,235
Total value	$505,022	$280,235	$—	$—	$785,257
PACE High Yield Investments
Forward foreign currency contracts	$—	$515,183	$—	$—	$515,183
PACE Alternative Strategies Investments
Options and swaptions purchased	$—	$—	$—	$2,418,700	$2,418,700
Futures contracts	—	—	—	545,188	545,188
Swap agreements	1,063,332	—	575,999	428,416	2,067,747
Forward foreign currency contracts	—	510,577	—	—	510,577
Total value	$1,063,332	$510,577	$575,999	$3,392,304	$5,542,212

1  In the Statement of assets and liabilities, options and swaptions purchased are shown within investments, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown using unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Liability derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
PACE Mortgage-Backed Securities Fixed Income Investments
Options and swaptions written	$(315,687)	$—	$—	$—	$(315,687)
Futures Contracts	(449,402)	—	—	(27,090)	(476,492)
Swap agreements	(3,876,602)	—	—	—	(3,876,602)
Total	$(4,641,691)	$—	$—	$(27,090)	$(4,668,781)
PACE Intermediate Fixed Income Investments
Futures Contracts	$(377,734)	$—	$—	$—	$(377,734)
PACE Strategic Fixed Income Investments
Options and swaptions written	$(3,978)	$—	$—	$—	$(3,978)
Futures Contracts	(1,016,847)	—	—	—	(1,016,847)
Swap agreements	(201,045)	—	—	—	(201,045)
Forward foreign currency contracts	—	(67,444)	—	—	(67,444)
Total	$(1,221,870)	$(67,444)	$—	$—	$(1,289,314)
PACE Global Fixed Income Investments
Futures Contracts	$(423,562)	$—	$—	$—	$(423,562)
Forward foreign currency contracts	—	(384,154)	—	—	(384,154)
Total	$(423,562)	$(384,154)	$—	$—	$(807,716)
PACE High Yield Investments
Forward foreign currency contracts	$—	$(4,496)	$—	$—	$(4,496)
PACE Alternative Strategies Investments
Options and swaptions written	$(4,671)	$—	$—	$(1,447,979)	$(1,452,650)
Futures Contracts	—	—	—	(168,725)	(168,725)
Swap agreements	(1,087,337)	—	—	(1,983,557)	(3,070,894)
Forward foreign currency contracts	—	(518,865)	—	—	(518,865)
Total	$(1,092,008)	$(518,865)	$—	$(3,600,261)	$(5,211,134)

1  In the Statement of assets and liabilities, options and swaptions written are shown within options and swaptions written, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

During the period ended January 31, 2024, net realized gain (loss) from derivatives were as follows:

Realized gain (loss)1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
PACE Mortgage-Backed Securities Fixed Income Investments
Options and swaptions purchased	$(522,739)	$—	$—	$—	$(522,739)
Options and swaptions written	749,896	—	—	—	749,896
Futures contracts	(680,612)	—	—	—	(680,612)
Swap agreements	1,197,790	—	—	—	1,197,790
Total net realized gains (loss)	$744,335	$—	$—	$—	$744,335
PACE Intermediate Fixed Income Investments
Futures contracts	$(4,220,696)	$—	$—	$—	$(4,220,696)
PACE Strategic Fixed Income Investments
Options and swaptions purchased	$14,329	$—	$—	$—	$14,329
Options and swaptions written	26,295	—	—	—	26,295
Futures contracts	(3,847,998)	—	—	—	(3,847,998)
Swap agreements	27,730	—	33,331	—	61,061
Forward foreign currency contracts	—	(223,630)	—	—	(223,630)
Total net realized gains (loss)	$(3,779,644)	$(223,630)	$33,331	$—	$(3,969,943)
PACE Global Fixed Income Investments
Futures contracts	$(352,788)	$—	$—	$—	$(352,788)
Forward foreign currency contracts	—	(1,251,572)	—	—	(1,251,572)
Total net realized gains (loss)	$(352,788)	$(1,251,572)	$—	$—	$(1,604,360)
PACE High Yield Investments
Forward foreign currency contracts	$—	$376,945	$—	$—	$376,945
PACE International Emerging Markets Equity Investments
Forward foreign currency contracts	$—	$3,336	$—	$—	$3,336
PACE Alternative Strategies Investments
Options and swaptions purchased	$—	$—	$—	$(1,360,037)	$(1,360,037)
Options and swaptions written	—	—	—	328,797	328,797
Futures contracts	71,721	—	—	318,703	390,424
Swap agreements	6,304,548	—	290,522	(3,499)	6,591,571
Forward foreign currency contracts	—	654,041	—	—	654,041
Total net realized gains (loss)	$6,376,269	$654,041	$290,522	$(716,036)	$6,604,796

1  The net realized gain (loss) is shown in the Statement of operations in net realized gain (loss) on futures contracts, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted. The net realized gain (loss) on options and swaptions purchased is shown in the Statement of operations in net realized gain (loss) on investments.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

During the period ended January 31, 2024, net unrealized appreciation (depreciation) from derivatives were as follows:

Net change in unrealized appreciation (depreciation)1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
PACE Mortgage-Backed Securities Fixed Income Investments
Options and swaptions purchased	$(418,703)	$—	$—	$—	$(418,703)
Options and swaptions written	102,584	—	—	—	102,584
Futures contracts	478,684	—	—	—	478,684
Swap agreements	(587,771)	—	—	—	(587,771)
Net change in appreciation (depreciation)	$(425,206)	$—	$—	$—	$(425,206)
PACE Intermediate Fixed Income Investments
Futures contracts	$3,535,295	$—	$—	$—	$3,535,295
PACE Strategic Fixed Income Investments
Options and swaptions purchased	$(25,070)	$—	$—	$—	$(25,070)
Options and swaptions written	41,346	—	—	—	41,346
Futures contracts	3,644,020	—	—	—	3,644,020
Swap agreements	41,595	—	(4,565)	—	37,030
Forward foreign currency contracts	—	210,347	—	—	210,347
Net change in appreciation (depreciation)	$3,701,891	$210,347	$(4,565)	$—	$3,907,673
PACE Global Fixed Income Investments
Futures contracts	$119,047	$—	$—	$—	$119,047
Forward foreign currency contracts	—	514,125	—	—	514,125
Net change in appreciation (depreciation)	$119,047	$514,125	$—	$—	$633,172
PACE High Yield Investments
Forward foreign currency contracts	$—	$945,966	$—	$—	$945,966
PACE Alternative Strategies Investments
Options and swaptions purchased	$—	$—	$—	$298,925	$298,925
Options and swaptions written	6,357	—	—	7,358	13,715
Futures contracts	(54,093)	—	—	721,712	667,619
Swap agreements	(549,213)	—	391,896	(2,168,892)	(2,326,209)
Forward foreign currency contracts	—	(484,279)	—	—	(484,279)
Net change in appreciation (depreciation)	$(596,949)	$(484,279)	$391,896	$(1,140,897)	$(1,830,229)

1  The change in net unrealized appreciation (depreciation) is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on futures contracts, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted. The change in net unrealized appreciation (depreciation) of options and swaptions purchased is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on investments.

Offsetting of certain derivatives—The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce their credit risk to counterparties. ISDA Master

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The Statement of assets and liabilities is presented gross of any netting.

At January 31, 2024, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Mortgage-Backed Securities Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$9,042,251	$(4,668,781)
Derivatives not subject to a MNA or similar agreements	(8,502,181)	4,353,094
Total gross amount of assets and liabilities subject to MNA or similar agreements	$540,070	$(315,687)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BB	$16,756	$—	$—	$16,756
BNP	725	—	—	725
BOA	9,866	(9,866)	—	—
CITI	11,549	(11,549)	—	—
DB	174,240	(19,922)	—	154,318
GS	88,096	(17,994)	—	70,102
GSI	1,126	—	—	1,126
JPMCB	4,619	(4,619)	—	—
MSCI	233,093	(19,088)	—	214,005
Total	$540,070	$(83,038)	$—	$457,032
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BOA	$(123,789)	$9,866	$—	$(113,923)
CITI	(65,842)	11,549	—	(54,293)
DB	(19,922)	19,922	—	—
GS	(17,994)	17,994	—	—
JPMCB	(69,052)	4,619	—	(64,433)
MSCI	(19,088)	19,088	—	—
Total	$(315,687)	$83,038	$—	$(232,649)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

At January 31, 2024, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Intermediate Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$3,022,787	$(377,734)
Derivatives not subject to a MNA or similar agreements	(3,022,787)	377,734
Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

PACE Strategic Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$4,662,023	$(1,288,621)
Derivatives not subject to a MNA or similar agreements	(4,486,833)	1,217,199
Total gross amount of assets and liabilities subject to MNA or similar agreements	$175,190	$(71,422)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BB	$10,667	$(10,667)	$—	$—
BNP	1,346	(1,346)	—	—
BOA	2,418	—	—	2,418
CITI	38,256	(25,868)	—	12,388
DB	6,153	(1,098)	—	5,055
GS	69,639	(2,491)	—	67,148
GSI	35,313	(11,686)	—	23,627
HSBC	2,987	(828)	—	2,159
JPMCB	2,654	(2,654)	—	—
NW	5,757	—	—	5,757
Total	$175,190	$(56,638)	$—	$118,552

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BB	$(11,290)	$10,667	$—	$(623)
BNP	(3,192)	1,346	—	(1,846)
CITI	(25,868)	25,868	—	—
DB	(1,098)	1,098	—	—
GS	(2,491)	2,491	—	—
GSI	(11,686)	11,686	—	—
HSBC	(828)	828	—	—
JPMCB	(14,873)	2,654	—	(12,219)
MSCI	(96)	—	96	—
Total	$(71,422)	$56,638	$96	$(14,688)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

At January 31, 2024, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Global Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$785,197	$(807,656)
Derivatives not subject to a MNA or similar agreements	(505,022)	423,562
Total gross amount of assets and liabilities subject to MNA or similar agreements	$280,175	$(384,094)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BB	$49	$(49)	$—	$—
BNP	13,579	(13,579)	—	—
BOA	69	—	—	69
CITI	225,935	(225,935)	—	—
GSI	27,481	(11,262)	—	16,219
HSBC	784	(784)	—	—
MSCI	10,624	(10,624)	—	—
SCB	337	—	—	337
SSB	1,317	—	—	1,317
Total	$280,175	$(262,233)	$—	$17,942

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BB	$(5,176)	$49	$—	$(5,127)
BNP	(44,114)	13,579	—	(30,535)
CITI	(239,734)	225,935	—	(13,799)
GSI	(11,262)	11,262	—	—
HSBC	(16,662)	784	—	(15,878)
MSCI	(67,146)	10,624	—	(56,522)
Total	$(384,094)	$262,233	$—	$(121,861)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

At January 31, 2024, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE High Yield Investments

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$515,183	$(4,496)
Derivatives not subject to a MNA or similar agreements	(515,183)	4,496
Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

PACE Alternative Strategies Investments

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$5,542,212	$(5,211,134)
Derivatives not subject to a MNA or similar agreements	(2,184,519)	1,256,062
Total gross amount of assets and liabilities subject to MNA or similar agreements	$3,357,693	$(3,955,072)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BB	$141,719	$(31,693)	$—	$110,026
BNP	96,351	(96,351)	—	—
BOA	16,205	(15,441)	—	764
CITI	23,749	(23,749)	—	—
GS	119,229	(119,229)	—	—
GSI	532	—	—	532
HSBC	115,811	(83,120)	—	32,691
JPMCB	2,743,356	(2,743,356)	—	—
MSCI	91,822	(91,822)	—	—
SG	3,960	(3,960)	—	—
WF	4,959	—	—	4,959
Total	$3,357,693	$(3,208,721)	$—	$148,972
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BB	$(31,693)	$31,693	$—	$—
BNP	(522,740)	96,351	120,000	(306,389)
BOA	(15,441)	15,441	—	—
CITI	(44,457)	23,749	—	(20,708)
GS	(130,371)	119,229	11,142	—
HSBC	(83,120)	83,120	—	—
JPMCB	(3,000,363)	2,743,356	257,007	—
MSCI	(96,866)	91,822	5,044	—
SG	(12,314)	3,960	—	(8,354)
WF	(17,707)	—	—	(17,707)
Total	$(3,955,072)	$3,208,721	$393,193	$(353,158)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Investment management and administration fees and other transactions with affiliates

The Trust has entered into an investment management and administration contract ("Management Contract") with UBS AM. In accordance with the Management Contract, each Portfolio paid UBS AM investment management and administration fees, which were accrued daily and paid monthly, in accordance with the following schedule as of January 31, 2024:

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
UBS Government Money Market Investments Fund	0.250%
PACE Mortgage-Backed Securities Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion
PACE Intermediate Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion
PACE Strategic Fixed Income Investments	0.550% up to $250 million
0.500% above $250 million up to $500 million
0.475% above $500 million up to $750 million
0.450% above $750 million up to $1 billion
0.425% above $1 billion up to $1.25 billion
0.400% above $1.25 billion
PACE Municipal Fixed Income Investments	0.500% up to $250 million 0.450% above $250 million up to $500 million 0.425% above $500 million up to $750 million 0.400% above $750 million up to $1 billion 0.375% above $1 billion
PACE Global Fixed Income Investments	0.600% up to $500 million 0.575% above $500 million up to $1 billion 0.550% above $1 billion
PACE High Yield Investments	0.700% up to $500 million 0.65% above $500 million on up to $1 billion 0.625% above $1 billion up to $1.5 billion 0.600% above $1.5 billion up to $2 billion 0.575% above $2 billion
PACE Large Co Value Equity Investments	0.800% up to $250 million 0.770% above $250 million up to $500 million 0.730% above $500 million up to $1 billion 0.700% above $1 billion
PACE Large Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million up to $1 billion 0.750% above $1 billion up to $1.5 billion 0.725% above $1.5 billion up to $2 billion 0.700% above $2 billion
PACE Small/Medium Co Value Equity Investments	0.800% up to $500 million 0.775% above $500 million
PACE Small/Medium Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE International Equity Investments	0.900% up to $500 million 0.875% above $500 million up to $1 billion 0.850% above $1 billion up to $1.5 billion 0.825% above $1.5 billion up to $2 billion 0.800% above $2 billion
PACE International Emerging Markets Equity Investments	1.000% up to $500 million 0.975% above $500 million up to $1 billion 0.950% above $1 billion up to $1.5 billion 0.925% above $1.5 billion up to $2 billion 0.900% above $2 billion
PACE Global Real Estate Securities Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion
PACE Alternative Strategies Investments	1.400% up to $500 million 1.350% above $500 million up to $1 billion 1.300% above $1 billion up to $1.5 billion 1.275% above $1.5 billion up to $2 billion 1.250% above $2 billion

Under separate Subdvisory Agreements, with the exception of UBS Government Money Market Investments Fund, UBS AM (not the Portfolios) pays the following investment subadvisors a fee from the investment management and administration fees which UBS AM receives, which is accrued daily and paid monthly:

Portfolio	Investment subadvisor
PACE Mortgage-Backed Securities Fixed Income Investments	Pacific Investment Management Company LLC
PACE Intermediate Fixed Income Investments	Brown Brothers Harriman & Co.
PACE Strategic Fixed Income Investments	Brown Brothers Harriman & Co. Neuberger Berman Investment Advisers LLC Pacific Investment Management Company LLC
PACE Municipal Fixed Income Investments	Insight North America LLC
PACE Global Fixed Income Investments	J.P. Morgan Investment Management Inc.
PACE High Yield Investments	Nomura Corporate Research and Asset Management, Inc.
PACE Large Co Value Equity Investments	Artisan Partners, LP Hotchkis & Wiley Capital Management, LLC Wellington Management Company LLP
PACE Large Co Growth Equity Investments	GQG Partners LLC J.P. Morgan Investment Management Inc. Polen Capital Management, LLC
PACE Small/Medium Co Value Equity Investments	ARGA Investment Management, LP Victory Capital Management Inc. Kayne Anderson Rudnick, LLC Sapience Investments, LLC
PACE Small/Medium Co Growth Equity Investments	Calamos Advisors LLC Jacobs Levy Equity Management, Inc Riverbridge Partners, LLC
PACE International Equity Investments	Los Angeles Capital Management and Equity Research, LLC Mondrian Investment Partners Ltd. Robert W. Baird & Co. Incorporated

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Investment subadvisor
PACE International Emerging Markets Equity Investments	ARGA Investment Management, LP RWC Asset Advisors (US) LLC William Blair & Company LLC
PACE Global Real Estate Securities Investments	MFS Investment Management
PACE Alternative Strategies Investments[1]	Aviva Investors Americas, LLC
DLD Asset Management LP
Kettle Hill Capital Management, LLC
Magnetar Asset Management LLC
PCJ Investment Counsel Ltd.
Electron Capital Partners, LLC
Allspring Global Investments, LLC

1  UBS Asset Management (Americas) LLC has the authority to allocate a portion of the Portfolio's assets to unaffiliated actively- and passively managed pooled investment vehicles and index futures.

At January 31, 2024, certain Portfolios owe, or are (owed by), UBS AM for investment management and administration fees, net of fee waivers/expense reimbursements and/or recoupments as follows:

Portfolio	Amounts due to (owed by) UBS AM
PACE Government Money Market Investments	$299,916
PACE Mortgage-Backed Securities Fixed Income Investments	46,292
PACE Intermediate Fixed Income Investments	(10,455)
PACE Strategic Fixed Income Investments	161,506
PACE Municipal Fixed Income Investments	63,022
PACE Global Fixed Income Investments	59,471
PACE High Yield Investments	82,612
PACE Large Co Value Equity Investments	504,459
PACE Large Co Growth Equity Investments	532,123
PACE Small/Medium Co Value Equity Investments	219,286
PACE Small/Medium Co Growth Equity Investments	172,663
PACE International Equity Investments	498,514
PACE International Emerging Markets Equity Investments	212,603
PACE Global Real Estate Securities Investments	40,193
PACE Alternative Strategies Investments	298,575

PACE Alternative Strategies Investments and UBS AM have entered into a written fee waiver agreement pursuant to which UBS AM is voluntarily obligated to waive its management fees to the extent necessary to offset the cost savings to UBS AM for allocating a portion of the Portfolio's assets to other unaffiliated pooled investment vehicles and index futures. The fee waiver agreement may be terminated by the Portfolio's Board at any time and also will be terminated automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. For the period ended January 31, 2024, UBS AM was contractually obligated to waive $147,568 in investment management and administration fees. This management fee waiver will not be subject to future recoupment.

The UBS Government Money Market Investments Fund and UBS AM have also entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees through November 30, 2024 in an amount equal to 0.13% of the fund's average daily net assets. For the period ended January 31, 2024, UBS AM waived $1,789,826 in investment management fees. This management fee waiver will not be subject to future recoupment.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For PACE High Yield Investments Class P2, PACE International Equity Investments Class P2, PACE International Emerging Markets Equity Investments Class P2, and PACE Alternative Strategies Investments Class P2, UBS AM has entered into a written agreement pursuant to which UBS AM has agreed to waive a portion of its investment management and administration fees. For the period ended January 31, 2024, the fees waived were $16,211, $52,563, $230,186 and $182,239, respectively. Such amounts are not subject to future recoupment.

UBS AM is contractually obligated to waive all or a portion of its investment management and administration fees and/or to reimburse the Portfolios for certain operating expenses in order to maintain the total annual ordinary operating expenses of each class (with certain exclusions such as dividend expense, borrowing costs and interest expense, relating to short sales, and expenses attributable to investment in other companies, interest, taxes, brokerage commissions and extraordinary expenses) through November 30, 2024 at a level not to exceed the amounts in the table below.

Each Portfolio will repay UBS AM for any such waived fees/reimbursed expenses during a three-year period following July 31, 2021, to the extent that ordinary operating expenses (with certain exclusions such as dividend expense, borrowing costs and interest expense) are otherwise below the applicable expense cap in effect at the time the fees or expenses were waived/reimbursed. For the period ended January 31, 2024, UBS AM had the following contractual fee waivers/expense reimbursements, and recoupments. The fee waivers/expense reimbursements, portions of which are subject to repayment by the Portfolios through July 31, 2027, and recoupments for the period ended January 31, 2024, were as follows:

Portfolio	Class A expense cap	Class Y expense cap	Class P expense cap	Class P2 expense cap	Fee waivers/ expense reimbursements	Recoupments
UBS Government Money Market Investments Fund	N/A	N/A	0.60%	N/A	$—	—
PACE Mortgage-Backed Securities Fixed Income Investments	0.97%	0.72%	0.72	N/A	271,415	—
PACE Intermediate Fixed Income Investments	0.86	0.61	0.61	N/A	291,274	—
PACE Strategic Fixed Income Investments	0.90	0.65	0.65	N/A	255,569	—
PACE Municipal Fixed Income Investments	0.82	0.57	0.57	N/A	118,942	—
PACE Global Fixed Income Investments	1.03	0.87	0.84	N/A	231,456	—
PACE High Yield Investments	1.06	0.88	0.88	N/A	195,479	—
PACE Large Co Value Equity Investments	1.14	0.89	0.89	N/A	52,750	—
PACE Large Co Growth Equity Investments	1.13	0.88	0.88	N/A	157,539	—
PACE Small/Medium Co Value Equity Investments	1.29	1.04	1.04	N/A	77,147	—
PACE Small/Medium Co Growth Equity Investments	1.33	1.08	1.08	N/A	75,247	—
PACE International Equity Investments	1.25	1.00	1.00	N/A	280,965	—
PACE International Emerging Markets Equity Investments	1.45	1.20	1.20	N/A	287,106	—
PACE Global Real Estate Securities Investments	1.45	N/A	1.20	N/A	214,900	—
PACE Alternative Strategies Investments	1.83	1.58	1.58	N/A	338,695	—

At January 31, 2024, the following Portfolios had remaining fee waivers/expense reimbursements subject to repayment to UBS AM and respective dates of expiration as follows:

Portfolio	Fee waivers/ expense reimbursements subject to repayment	Expires July 31, 2024	Expires July 31, 2025	Expires July 31, 2026	Expires July 31, 2027
PACE Mortgage-Backed Securities Fixed Income Investments—Class A	$155,591	$46,466	$57,397	$32,440	$19,288
PACE Mortgage-Backed Securities Fixed Income Investments—Class Y	96,001	29,838	37,641	17,940	10,582
PACE Mortgage-Backed Securities Fixed Income Investments—Class P	2,038,858	639,149	717,487	440,677	241,545
PACE Intermediate Fixed Income Investments—Class A	72,415	18,878	24,204	19,727	9,606

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Fee waivers/ expense reimbursements subject to repayment	Expires July 31, 2024	Expires July 31, 2025	Expires July 31, 2026	Expires July 31, 2027
PACE Intermediate Fixed Income Investments—Class Y	$2,775	$709	$869	$792	$405
PACE Intermediate Fixed Income Investments—Class P	2,213,410	599,863	746,965	585,319	281,263
PACE Strategic Fixed Income Investments—Class A	42,633	11,751	18,811	7,549	4,522
PACE Strategic Fixed Income Investments—Class Y	6,188	290	2,834	2,034	1,030
PACE Strategic Fixed Income Investments—Class P	2,323,046	651,863	979,471	441,695	250,017
PACE Municipal Fixed Income Investments—Class A	115,503	42,217	35,292	22,497	15,497
PACE Municipal Fixed Income Investments—Class Y	114	36	32	30	16
PACE Municipal Fixed Income Investments—Class P	819,838	297,349	265,603	153,457	103,429
PACE Global Fixed Income Investments—Class A	194,202	69,743	68,724	36,478	19,257
PACE Global Fixed Income Investments—Class Y	14,358	4,528	5,041	3,034	1,755
PACE Global Fixed Income Investments—Class P	2,139,272	749,642	776,531	402,655	210,444
PACE High Yield Investments—Class A	28,531	12,415	8,906	4,515	2,695
PACE High Yield Investments—Class Y	1,407	600	522	113	172
PACE High Yield Investments—Class P	1,512,191	538,333	494,505	286,741	192,612
PACE Large Co Value Equity Investments—Class Y	1	—	—	—	1
PACE Large Co Value Equity Investments—Class P	78,136	—	—	25,387	52,749
PACE Large Co Growth Equity Investments—Class A	15,813	2,686	—	7,130	5,997
PACE Large Co Growth Equity Investments—Class Y	1,267	—	—	—	1,267
PACE Large Co Growth Equity Investments—Class P	665,237	180,121	104,858	229,983	150,275
PACE Small/Medium Co Value Equity Investments—Class Y	414	381	—	17	16
PACE Small/Medium Co Value Equity Investments—Class P	175,467	—	—	98,336	77,131
PACE Small/Medium Co Growth Equity Investments—Class Y	381	381	—	—	—
PACE Small/Medium Co Growth Equity Investments—Class P	196,817	—	—	121,570	75,247
PACE International Equity Investments—Class A	75,391	15,783	21,511	26,095	12,002
PACE International Equity Investments—Class Y	26,029	3,624	8,765	9,200	4,440
PACE International Equity Investments—Class P	1,591,956	256,117	475,437	595,879	264,523
PACE International Emerging Markets Equity Investments—Class A	29,235	5,417	13,276	7,487	3,055
PACE International Emerging Markets Equity Investments—Class Y	37,339	6,562	17,170	9,357	4,250
PACE International Emerging Markets Equity Investments—Class P	2,652,896	546,239	1,161,872	664,984	279,801
PACE Global Real Estate Securities Investments—Class A	2,065	572	475	661	357
PACE Global Real Estate Securities Investments—Class P	1,421,503	444,097	372,847	390,016	214,543
PACE Alternative Strategies Investments—Class A	33,047	4,609	13,172	10,998	4,268
PACE Alternative Strategies Investments—Class Y	2,648	313	1,081	882	372
PACE Alternative Strategies Investments—Class P	2,552,215	331,558	1,015,698	870,904	334,055

UBS AM may voluntarily undertake to waive fees and/or reimburse expenses in the event that the yields on UBS Government Money Market Investments Fund drop below a certain level. This undertaking is voluntary and not contractual and may be terminated at any time. For the period ended January 31, 2024, the UBS Government Money Market Investments Fund did not incur this additional waiver.

For the period ended January 31, 2024, the Portfolios listed below paid broker commissions to affiliates of the investment manager as detailed in the below table. These broker commissions are reflected in the Statement of assets and liabilities within cost of investments, and the Statement of operations within net realized gains (losses) from, and/or net change in unrealized appreciation/depreciation of investments and/or futures.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Affiliated broker	PACE Large Co Value Equity Investments	PACE Small/ Medium Co Value Equity Investments	PACE Small/ Medium Co Growth Equity Investments	PACE International Emerging Markets Equity Investments	PACE Alternative Strategies Investments
UBS AG	$392	$—	$—	$—	$49
UBS Securities Asia Ltd.	—	—	—	493	—
UBS Securities Canada	—	227	—	—	—
UBS Securities LLC	459	5,619	397	1,070	18,077
UBS Securities Pte Ltd.	—	—	—	41	—
UBS Securities Pte Ltd., Seoul	—	—	—	479	—
UBS Securities India Private Ltd.	—	—	—	258	—

During the period ended, January 31, 2024, some of the Portfolios engaged in purchase and sale transactions where an affiliate was underwriter. In such cases, the affiliate underwriter was not compensated and each trade was approved by the board.

Shareholder services plans

UBS AM (US) is the principal underwriter of each Portfolio's shares. The Trust has adopted a shareholder services plan (the "Plan") with respect to each Portfolio (with the exception of UBS Government Money Market Investments Fund, which only offers Class P shares) pursuant to Rule 12b-1 under the 1940 Act for Class A shares. The Plan governs the payments made for the expenses incurred in the service of Class A shares. Annual fees under the Plan as a percentage of the average daily net assets of Class A shares of each applicable Portfolio are 0.25%.

UBS AM (US) also receives the proceeds of the initial sales charges paid upon purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A. For the period ended January 31, 2024, there were no sales charges earned by UBS AM (US).

At January 31, 2024, certain Portfolios owed UBS AM (US) service fees.

Fund	Service fees owed
PACE Mortgage-Backed Securities Fixed Income Investments—Class A	$3,845
PACE Intermediate Fixed Income Investments—Class A	1,651
PACE Strategic Fixed Income Investments—Class A	2,088
PACE Municipal Fixed Income Investments—Class A	5,119
PACE Global Fixed Income Investments—Class A	3,340
PACE High Yield Investments—Class A	654
PACE Large Co Value Equity Investments—Class A	18,671
PACE Large Co Growth Equity Investments—Class A	9,366
PACE Small/Medium Co Value Equity Investments—Class A	3,110
PACE Small/Medium Co Growth Equity Investments—Class A	3,712
PACE International Equity Investments—Class A	4,655
PACE International Emerging Markets Equity Investments—Class A	632
PACE Global Real Estate Securities Investments—Class A	33
PACE Alternative Strategies Investments—Class A	756

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolios pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolios' transfer agent, and is compensated for these services by BNY Mellon, not the Portfolios.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the period ended January 31, 2024, UBS Financial Services Inc. received from BNY Mellon, not the Portfolios, total delegated services fees as follows:

Portfolio	Delegated service fees earned
PACE Mortgage-Backed Securities Fixed Income Investments	$14,255
PACE Intermediate Fixed Income Investments	13,682
PACE Strategic Fixed Income Investments	17,373
PACE Municipal Fixed Income Investments	2,623
PACE Global Fixed Income Investments	15,510
PACE High Yield Investments	13,256
PACE Large Co Value Equity Investments	19,825
PACE Large Co Growth Equity Investments	19,043
PACE Small/Medium Co Value Equity Investments	18,830
PACE Small/Medium Co Growth Equity Investments	18,602
PACE International Equity Investments	18,848
PACE International Emerging Markets Equity Investments	18,810
PACE Global Real Estate Securities Investments	13,402
PACE Alternative Strategies Investments	10,032

Securities lending

Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are initially secured at all times by cash, US government securities and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities. In the event that the market value of the cash, US government securities, and irrevocable letters of credit securing the loan falls below 100% for domestic securities, and 103% for foreign securities, the borrower must provide additional cash, US government securities, and irrevocable letters of credit so that the total securing the loan is at least 102% of the market value for domestic securities and 105% of the market value for foreign securities.

Each Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, each Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Portfolio, which is included in each Portfolio of investments. State Street Bank and Trust Company serves as the Portfolios' lending agent.

In addition, PACE International Equity Investments and PACE Alternative Strategies Investments participate in State Street's enhanced custody program. Through this program, State Street is capable of facilitating the Portfolios' short selling activity at a lower cost. A portion of the cash collateral received in connection with the Portfolios' securities lending activity is pledged back to State Street for the financing of short sales. This amount is shown as cash collateral on investments sold short in the Statement of assets and liabilities.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2024, the following Portfolios had securities on loan at value, cash collateral and non-cash collateral as follows:

Portfolio	Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
PACE Intermediate Fixed Income Investments	$3,873,336	$3,963,430	$—	$3,963,430	NA
PACE Strategic Fixed Income Investments	12,285,187	10,703,515	1,838,346	12,541,861	U.S. Treasury Notes and U.S. Treasury Bills
PACE Global Fixed Income Investments	625,633	637,633	—	637,633	NA
PACE High Yield Investments	1,788	2,041	—	2,041	NA
PACE Large Co Value Equity Investments	4,110,071	1,730,976	2,556,247	4,287,223	U.S. Treasury Notes and U.S. Treasury Bills
PACE Large Co Growth Equity Investments	1,229,729	1,278,974	—	1,278,974	U.S. Treasury Notes and U.S. Treasury Bills
PACE Small/Medium Co Value Equity Investments	4,251,164	1,194,955	3,334,209	4,529,164	U.S. Treasury Notes and U.S. Treasury Bills
PACE Small/Medium Co Growth Equity Investments	7,044,110	4,472,917	2,949,269	7,422,186	U.S. Treasury Notes and U.S. Treasury Bills
PACE International Equity Investments**	15,228,726	7,814,866	8,235,930	16,050,796	U.S. Treasury Notes and U.S. Treasury Bills
PACE International Emerging Markets Equity Investments	10,921,228	9,123,135	2,463,784	11,586,919	U.S. Treasury Notes and U.S. Treasury Bills
PACE Global Real Estate Securities Investments	3,933,252	2,164,687	1,976,944	4,141,631	U.S. Treasury Notes and U.S. Treasury Bills

*  These securities are held for the benefit of the Portfolio's custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of assets and liabilities.

**  This Portfolio participates in the enhanced custody program which permits self-borrow transactions that does not require any collateral for the securities on loan under those transactions.

The table below represents the disaggregation at January 31, 2024 of the gross amount of recognized liabilities for securities lending transactions. As the securities loaned are subject to termination by the Portfolios or the borrower at any time, the remaining contractual maturities of the transactions presented below are considered to be overnight and continuous.

	Type of securities loaned		Total gross amount of recognized liabilities for
Portfolio	Equity securities	Corporate bonds	securities lending transactions
PACE Intermediate Fixed Income Investments	$—	$3,963,430	$3,963,430
PACE Strategic Fixed Income Investments	—	10,703,515	10,703,515
PACE Global Fixed Income Investments	—	637,633	637,633
PACE High Yield Investments	2,041	—	2,040
PACE Large Co Value Equity Investments	1,730,976	—	1,730,976
PACE Large Co Growth Equity Investments	1,278,974	—	1,278,974
PACE Small/Medium Co Value Equity Investments	1,194,955	—	1,194,955
PACE Small/Medium Co Growth Equity Investments	4,472,917	—	4,472,917
PACE International Equity Investments	7,814,866	—	7,814,866
PACE International Emerging Markets Equity Investments	9,123,135	—	9,123,135
PACE Global Real Estate Securities Investments	2,164,687	—	2,164,687

Bank line of credit

With the exception of UBS Government Money Market Investments Fund, the Portfolios participate with other Portfolios managed, advised or subadvised by UBS AM in a $185 million committed credit facility (the "Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating Portfolio at the request of shareholders and other temporary or emergency purposes.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Each Portfolio covered by the Committed Credit Facility has agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the Portfolios in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of Portfolios and the other 50% of the allocation is based on utilization. For the period ended January 31, 2024, the following Portfolios had borrowings as follows:

Portfolio	Average daily amount of borrowing outstanding	Days outstanding	Interest expense	Weighted average annualized interest rate
PACE Large Co Value Equity Investments	$195,783	13	$472	6.680%
PACE Small/Medium Co Value Equity Investments	1,276,933	10	2,369	6.680
PACE Small/Medium Co Growth Equity Investments	42,925	42	334	6.680
PACE International Equity Investments	800,530	55	8,170	6.680
PACE International Emerging Markets Equity Investments	524,289	45	4,378	6.680
PACE Alternative Strategies Investments	315,938	14	821	6.680

Purchases and sales of securities

For the period ended January 31, 2024, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Portfolio	Purchases	Sales
PACE Mortgage-Backed Securities Fixed Income Investments	$2,046,498,583	$2,022,380,162
PACE Intermediate Fixed Income Investments	24,510,702	34,665,727
PACE Strategic Fixed Income Investments	267,261,076	279,003,811
PACE Municipal Fixed Income Investments	16,760,221	34,398,369
PACE Global Fixed Income Investments	150,198,240	167,070,155
PACE High Yield Investments	37,826,432	49,732,298
PACE Large Co Value Equity Investments	141,511,627	210,515,709
PACE Large Co Growth Equity Investments	181,249,320	238,462,550
PACE Small/Medium Co Value Equity Investments	173,710,376	196,504,025
PACE Small/Medium Co Growth Equity Investments	108,304,366	125,297,122
PACE International Equity Investments	151,076,217	203,651,277
PACE International Emerging Markets Equity Investments	102,205,182	92,673,378
PACE Global Real Estate Securities Investments	16,864,830	20,823,943
PACE Alternative Strategies Investments (long transactions)	489,461,850	513,115,014
PACE Alternative Strategies Investments (short transactions)	330,071,843	313,088,126

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Shares of beneficial interest

There are an unlimited number of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios, except UBS Government Money Market Investments Fund, which transacts at $1.00 per share, were as follows:

PACE Mortgage-Backed Securities Fixed Income Investments
For the six months ended January 31, 2024:

	Class A
	Shares	Amount
Shares sold	1,637	$17,076
Shares repurchased	(115,326)	(1,167,554)
Dividends reinvested	31,993	322,055
Net increase (decrease)	(81,696)	$(828,423)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	144,499	$1,454,723	1,110,015	$11,221,033
Shares repurchased	(170,358)	(1,742,950)	(2,317,402)	(23,361,883)
Dividends reinvested	18,532	186,360	374,093	3,766,777
Net increase (decrease)	(7,327)	$(101,867)	(833,294)	$(8,374,073)

For the year ended July 31, 2023:

	Class A
	Shares	Amount
Shares sold	76,116	$793,232
Shares repurchased	(347,184)	(3,680,589)
Dividends reinvested	66,958	707,542
Net increase (decrease)	(204,110)	$(2,179,815)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	143,093	$1,512,569	2,299,143	$24,472,481
Shares repurchased	(251,601)	(2,713,721)	(6,198,558)	(65,797,904)
Dividends reinvested	35,250	372,498	809,236	8,555,595
Net increase (decrease)	(73,258)	$(828,654)	(3,090,179)	$(32,769,828)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE Intermediate Fixed Income Investments
For the six months ended January 31, 2024:

	Class A
	Shares	Amount
Shares sold	1,156	$11,561
Shares repurchased	(45,939)	(470,718)
Dividends reinvested	15,598	159,426
Net increase (decrease)	(29,185)	$(299,731)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1	$—	1,644,061	$16,868,600
Shares repurchased	(349)	(3,552)	(2,869,549)	(29,558,509)
Dividends reinvested	488	4,991	530,348	5,424,282
Net increase (decrease)	140	$1,439	(695,140)	$(7,265,627)

For the year ended July 31, 2023:

	Class A
	Shares	Amount
Shares sold	70,176	$729,832
Shares repurchased	(172,572)	(1,819,559)
Dividends reinvested	24,738	259,632
Net increase (decrease)	(77,658)	$(830,095)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	2,896,355	$30,613,650
Shares repurchased	(2,193)	(23,003)	(6,797,020)	(71,799,992)
Dividends reinvested	749	7,859	887,366	9,316,547
Net increase (decrease)	(1,444)	$(15,144)	(3,013,299)	$(31,869,795)

PACE Strategic Fixed Income Investments
For the six months ended January 31, 2024:

	Class A
	Shares	Amount
Shares sold	51,350	$607,934
Shares repurchased	(58,302)	(669,149)
Dividends reinvested	18,386	210,143
Net increase (decrease)	11,434	$148,928

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,009	$11,171	2,003,803	$22,962,934
Shares repurchased	(8,797)	(100,810)	(4,571,300)	(52,386,901)
Dividends reinvested	1,875	21,365	971,901	11,089,764
Net increase (decrease)	(5,913)	$(68,274)	(1,595,596)	$(18,334,203)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2023:

	Class A
	Shares	Amount
Shares sold	97,440	$1,127,449
Shares repurchased	(284,245)	(3,299,159)
Dividends reinvested	31,664	369,691
Net increase (decrease)	(155,141)	$(1,802,019)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	22,951	$272,364	3,843,990	$45,116,786
Shares repurchased	(24,877)	(293,670)	(12,278,880)	(143,972,447)
Dividends reinvested	3,451	40,221	1,728,016	20,158,763
Net increase (decrease)	1,525	$18,915	(6,706,874)	$(78,696,898)

PACE Municipal Fixed Income Investments
For the six months ended January 31, 2024:

	Class A
	Shares	Amount
Shares sold	19,569	$231,764
Shares repurchased	(247,746)	(2,938,220)
Dividends reinvested	15,183	181,336
Net increase (decrease)	(212,994)	$(2,525,120)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	905,478	$10,888,772
Shares repurchased	—	—	(2,429,280)	(29,061,220)
Dividends reinvested	4	47	159,865	1,910,068
Net increase (decrease)	4	$47	(1,363,937)	$(16,262,380)

For the year ended July 31, 2023:

	Class A
	Shares	Amount
Shares sold	34,136	$410,181
Shares repurchased	(370,855)	(4,461,138)
Dividends reinvested	30,604	367,609
Net increase (decrease)	(306,115)	$(3,683,348)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	3,660,802	$44,100,706
Shares repurchased	—	—	(8,295,523)	(99,482,004)
Dividends reinvested	7	87	352,977	4,239,866
Net increase (decrease)	7	$87	(4,281,744)	$(51,141,432)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE Global Fixed Income Investments
For the six months ended January 31, 2024:

	Class A
	Shares	Amount
Shares sold	1,262	$9,582
Shares repurchased	(155,885)	(1,229,713)
Dividends reinvested	25,770	202,063
Net increase (decrease)	(128,853)	$(1,018,068)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	920	$7,029	1,683,789	$13,122,733
Shares repurchased	(17,617)	(139,528)	(3,249,759)	(25,428,865)
Dividends reinvested	3,019	23,437	363,700	2,839,857
Net increase (decrease)	(13,678)	$(109,062)	(1,202,270)	$(9,466,275)

For the year ended July 31, 2023:

	Class A
	Shares	Amount
Shares sold	380,208	$3,054,561
Shares repurchased	(672,785)	(5,494,463)
Dividends reinvested	44,457	362,045
Net increase (decrease)	(248,120)	$(2,077,857)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,674	$13,353	2,340,285	$19,050,492
Shares repurchased	(8,252)	(67,117)	(7,050,584)	(57,411,384)
Dividends reinvested	4,977	40,159	637,595	5,172,506
Net increase (decrease)	(1,601)	$(13,605)	(4,072,704)	$(33,188,386)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE High Yield Investments
For the six months ended January 31, 2024:

	Class A
	Shares	Amount
Shares sold	2,710	$23,139
Shares repurchased	(37,146)	(309,008)
Dividends reinvested	7,915	65,824
Net increase (decrease)	(26,521)	$(220,045)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	765,372	$6,396,529
Shares repurchased	—	—	(2,518,293)	(20,942,051)
Dividends reinvested	2,353	19,644	637,873	5,287,942
Net increase (decrease)	2,353	$19,644	(1,115,048)	$(9,257,580)

	Class P2
	Shares	Amount
Shares sold	—	$—
Shares repurchased	(55,090)	(460,000)
Dividends reinvested	30,373	255,765
Net increase (decrease)	(24,717)	$(204,235)

For the year ended July 31, 2023:

	Class A
	Shares	Amount
Shares sold	315,609	$2,579,783
Shares repurchased	(343,346)	(2,843,817)
Dividends reinvested	16,543	135,665
Net increase (decrease)	(11,194)	$(128,369)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,599,574	$13,215,377
Shares repurchased	—	—	(7,096,810)	(58,248,395)
Dividends reinvested	4,345	35,811	1,349,600	11,046,260
Net increase (decrease)	4,345	$35,811	(4,147,636)	$(33,986,758)

	Class P2
	Shares	Amount
Shares sold	—	$—
Shares repurchased	(1,463,751)	(12,000,826)
Dividends reinvested	102,705	847,311
Net increase (decrease)	(1,361,046)	$(11,153,515)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE Large Co Value Equity Investments
For the six months ended January 31, 2024:

	Class A
	Shares	Amount
Shares sold	11,488	$222,415
Shares repurchased	(275,751)	(5,314,591)
Dividends reinvested	201,556	3,877,930
Net increase (decrease)	(62,707)	$(1,214,246)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,155	$22,259	824,468	$15,889,043
Shares repurchased	(35,748)	(694,602)	(4,301,136)	(82,622,834)
Dividends reinvested	46,105	887,988	1,729,414	33,049,109
Net increase (decrease)	11,512	$215,645	(1,747,254)	$(33,684,682)

For the year ended July 31, 2023:

	Class A
	Shares	Amount
Shares sold	287,685	$5,672,005
Shares repurchased	(872,168)	(16,949,994)
Dividends reinvested	654,335	11,620,993
Net increase (decrease)	69,852	$343,004

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	4,311	$85,177	1,987,404	$38,074,782
Shares repurchased	(42,588)	(845,375)	(12,411,886)	(241,946,520)
Dividends reinvested	131,904	2,345,253	5,916,784	104,431,238
Net increase (decrease)	93,627	$1,585,055	(4,507,698)	$(99,440,500)

PACE Large Co Growth Equity Investments
For the six months ended January 31, 2024:

	Class A
	Shares	Amount
Shares sold	453	$6,156
Shares repurchased	(195,640)	(2,584,580)
Dividends reinvested	71,841	969,846
Net increase (decrease)	(123,346)	$(1,608,578)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,331	$20,093	894,576	$13,566,720
Shares repurchased	(64,171)	(1,010,311)	(5,856,411)	(88,658,715)
Dividends reinvested	25,161	401,826	914,203	14,225,005
Net increase (decrease)	(37,679)	$(588,392)	(4,047,632)	$(60,866,990)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2023:

	Class A
	Shares	Amount
Shares sold	337,537	$4,479,165
Shares repurchased	(908,187)	(11,989,018)
Dividends reinvested	1,410,579	14,726,450
Net increase (decrease)	839,929	$7,216,597

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,376	$33,901	5,315,327	$73,431,845
Shares repurchased	(68,880)	(1,076,212)	(16,439,818)	(262,596,365)
Dividends reinvested	478,445	5,870,524	19,326,573	231,145,810
Net increase (decrease)	411,941	$4,828,213	8,202,082	$41,981,290

PACE Small/Medium Co Value Equity Investments
For the six months ended January 31, 2024:

	Class A
	Shares	Amount
Shares sold	3,105	$54,064
Shares repurchased	(49,706)	(835,999)
Dividends reinvested	3,446	61,687
Net increase (decrease)	(43,155)	$(720,248)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	24	$433	517,122	$9,377,016
Shares repurchased	(944)	(15,782)	(1,892,567)	(33,829,641)
Dividends reinvested	36	691	99,028	1,857,768
Net increase (decrease)	(884)	$(14,658)	(1,276,417)	$(22,594,857)

For the year ended July 31, 2023:

	Class A
	Shares	Amount
Shares sold	182,768	$3,448,931
Shares repurchased	(295,092)	(5,431,871)
Dividends reinvested	150,456	2,432,879
Net increase (decrease)	38,132	$449,939

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	72	$1,446	953,843	$17,917,441
Shares repurchased	(1,242)	(24,150)	(5,072,806)	(98,094,584)
Dividends reinvested	1,239	21,413	3,227,999	54,682,305
Net increase (decrease)	69	$(1,291)	(890,964)	$(25,494,838)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE Small/Medium Co Growth Equity Investments
For the six months ended January 31, 2024:

	Class A
	Shares	Amount
Shares sold	5,993	$67,866
Shares repurchased	(191,067)	(2,136,845)
Dividends reinvested	—	—
Net increase (decrease)	(185,074)	$(2,068,979)

	Class P
	Shares	Amount
Shares sold	756,191	$9,936,943
Shares repurchased	(1,977,723)	(25,545,511)
Dividends reinvested	—	—
Net increase (decrease)	(1,221,532)	$(15,608,568)

For the year ended July 31, 2023:

	Class A
	Shares	Amount
Shares sold	190,690	$2,057,614
Shares repurchased	(473,607)	(5,040,635)
Dividends reinvested	—	—
Net increase (decrease)	(282,917)	$(2,983,021)

	Class P
	Shares	Amount
Shares sold	2,228,325	$28,292,275
Shares repurchased	(7,496,556)	(93,064,041)
Dividends reinvested	—	—
Net increase (decrease)	(5,268,231)	$(64,771,766)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE International Equity Investments
For the six months ended January 31, 2024:

	Class A
	Shares	Amount
Shares sold	1,353	$22,973
Shares repurchased	(81,748)	(1,371,011)
Dividends reinvested	45,885	774,541
Net increase (decrease)	(34,510)	$(573,497)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	12,586	$213,163	733,184	$12,150,421
Shares repurchased	(12,379)	(207,865)	(4,128,706)	(68,319,514)
Dividends reinvested	25,966	434,926	1,566,053	26,153,078
Net increase (decrease)	26,173	$440,224	(1,829,469)	$(30,016,015)

	Class P2
	Shares	Amount
Shares sold	—	$—
Shares repurchased	(254,511)	(4,310,000)
Dividends reinvested	35,237	591,278
Net increase (decrease)	(219,274)	$(3,718,722)

For the year ended July 31, 2023:

	Class A
	Shares	Amount
Shares sold	309,127	$4,793,721
Shares repurchased	(447,850)	(7,012,290)
Dividends reinvested	37,166	553,395
Net increase (decrease)	(101,557)	$(1,665,174)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,139	$33,893	2,056,873	$31,800,231
Shares repurchased	(82,730)	(1,265,508)	(12,629,830)	(195,215,162)
Dividends reinvested	20,798	307,389	1,416,983	20,886,334
Net increase (decrease)	(59,793)	$(924,226)	(9,155,974)	$(142,528,597)

	Class P2[1]
	Shares	Amount
Shares sold	1,123,463	$18,604,500
Shares repurchased	(64)	(1,056)
Dividends reinvested	—	—
Net increase (decrease)	1,123,399	$18,603,444

1  For the period from March 27, 2023 (commencement of operations) through July 31, 2023.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE International Emerging Markets Equity Investments
For the six months ended January 31, 2024:

	Class A
	Shares	Amount
Shares sold	710	$8,540
Shares repurchased	(22,807)	(276,520)
Dividends reinvested	2,839	35,009
Net increase (decrease)	(19,258)	$(232,971)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,737	$23,621	824,196	$9,965,220
Shares repurchased	(17,691)	(217,774)	(2,140,316)	(25,963,466)
Dividends reinvested	4,644	57,769	260,575	3,223,318
Net increase (decrease)	(11,310)	$(136,384)	(1,055,545)	$(12,774,928)

	Class P2
	Shares	Amount
Shares sold	3,348,220	$40,645,187
Shares repurchased	(1,531,973)	(18,480,633)
Dividends reinvested	41,817	519,780
Net increase (decrease)	1,858,064	$22,684,334

For the year ended July 31, 2023:

	Class A
	Shares	Amount
Shares sold	323,265	$3,821,348
Shares repurchased	(351,519)	(4,241,150)
Dividends reinvested	5,631	65,151
Net increase (decrease)	(22,623)	$(354,651)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	4,867	$59,545	1,830,666	$21,910,349
Shares repurchased	(28,225)	(342,386)	(6,226,462)	(74,485,737)
Dividends reinvested	8,633	100,744	510,678	5,923,865
Net increase (decrease)	(14,725)	$(182,097)	(3,885,118)	$(46,651,523)

	Class P2[1]
	Shares	Amount
Shares sold	10,397,711	$127,357,085
Shares repurchased	(1,914,303)	(23,546,817)
Dividends reinvested	—	—
Net increase (decrease)	8,483,408	$103,810,268

1  For the period from March 16, 2023 (commencement of operations) through July 31, 2023.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE Global Real Estate Securities Investments
For the six months ended January 31, 2024:

	Class A
	Shares	Amount
Shares sold	88	$571
Shares repurchased	(8,592)	(54,487)
Dividends reinvested	165	1,118
Net increase (decrease)	(8,339)	$(52,798)

	Class P
	Shares	Amount
Shares sold	470,883	$2,856,103
Shares repurchased	(1,164,580)	(7,012,791)
Dividends reinvested	147,258	948,340
Net increase (decrease)	(546,439)	$(3,208,348)

For the year ended July 31, 2023:

	Class A
	Shares	Amount
Shares sold	93,891	$602,023
Shares repurchased	(106,715)	(686,552)
Dividends reinvested	163	1,022
Net increase (decrease)	(12,661)	$(83,507)

	Class P
	Shares	Amount
Shares sold	917,252	$5,659,201
Shares repurchased	(3,308,757)	(20,364,479)
Dividends reinvested	124,507	743,308
Net increase (decrease)	(2,266,998)	$(13,961,970)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE Alternative Strategies Investments
For the six months ended January 31, 2024:

	Class A
	Shares	Amount
Shares sold	255	$2,683
Shares repurchased	(37,958)	(400,449)
Dividends reinvested	11,546	121,812
Net increase (decrease)	(26,157)	$(275,954)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	96	$1,020	462,974	$4,901,490
Shares repurchased	—	(2)	(3,611,401)	(38,213,623)
Dividends reinvested	1,146	12,140	975,136	10,277,929
Net increase (decrease)	1,242	$13,158	(2,173,291)	$(23,034,204)

	Class P2
	Shares	Amount
Shares sold	404,722	$4,267,132
Shares repurchased	(501,092)	(5,277,863)
Dividends reinvested	171,098	1,799,953
Net increase (decrease)	74,728	$789,222

For the year ended July 31, 2023:

	Class A
	Shares	Amount
Shares sold	24,943	$264,387
Shares repurchased	(124,649)	(1,312,113)
Dividends reinvested	9,131	95,234
Net increase (decrease)	(90,575)	$(952,492)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	947	$10,009	1,983,213	$20,807,644
Shares repurchased	(11,075)	(116,989)	(10,361,213)	(108,751,389)
Dividends reinvested	913	9,562	764,065	7,961,562
Net increase (decrease)	(9,215)	$(97,418)	(7,613,935)	$(79,982,183)

	Class P2[1]
	Shares	Amount
Shares sold	5,178,824	$53,605,295
Shares repurchased	(64,565)	(669,630)
Dividends reinvested	—	—
Net increase (decrease)	5,114,259	$52,935,665

1  For the period from November 11, 2022 (commencement of operations) through July 31, 2023.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Federal tax status

Each of the Portfolios intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended July 31, 2023 was as follows:

Portfolio	Tax-exempt income	Ordinary income	Long term realized capital gains	Return of capital
UBS Government Money Market Investments Fund	$—	$65,060,792	$—	$—
PACE Mortgage-Backed Securities Fixed Income Investments	—	10,731,647	—	—
PACE Intermediate Fixed Income Investments	—	10,691,429	—	—
PACE Strategic Fixed Income Investments	—	21,069,776	—	1,338,892
PACE Municipal Fixed Income Investments	5,378,399	76,053	—	—
PACE Global Fixed Income Investments	—	—	—	6,116,846
PACE High Yield Investments	—	9,118,885	—	4,006,355
PACE Large Co Value Equity Investments	—	21,061,622	106,300,320	—
PACE Large Co Growth Equity Investments	—	1,022,546	267,156,985	—
PACE Small/Medium Co Value Equity Investments	—	4,305,779	57,583,596	—
PACE Small/Medium Co Growth Equity Investments	—	—	—	—
PACE International Equity Investments	—	8,336,925	15,045,318	—
PACE International Emerging Markets Equity Investments	—	6,496,769	—	—
PACE Global Real Estate Securities Investments	—	810,887	—	—
PACE Alternative Strategies Investments	—	8,834	8,547,831	—

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis current fiscal year will be determined after the Trust's fiscal year ending July 31, 2024.

For federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including derivatives, held at January 31, 2024 were as follows:

Portfolio	Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on investments
UBS Government Money Market Investments Fund	$2,995,104,223	$—	$—	$—
PACE Mortgage-Backed Securities Fixed Income Investments	330,793,874	10,676,096	(24,073,717)	(13,397,621)
PACE Intermediate Fixed Income Investments	261,210,298	7,063,947	(3,098,901)	3,965,046
PACE Strategic Fixed Income Investments	603,033,715	12,427,690	(19,614,264)	(7,186,574)
PACE Municipal Fixed Income Investments	197,974,066	2,257,180	(5,345,451)	(3,088,271)
PACE Global Fixed Income Investments	205,107,607	6,375,145	(6,684,052)	(308,907)
PACE High Yield Investments	205,889,026	3,941,215	(20,454,426)	(16,513,211)
PACE Large Co Value Equity Investments	725,714,110	95,167,502	(40,924,777)	54,242,725
PACE Large Co Growth Equity Investments	620,891,455	200,655,664	(12,888,200)	187,767,464
PACE Small/Medium Co Value Equity Investments	256,616,961	48,389,702	(7,590,192)	40,799,510
PACE Small/Medium Co Growth Equity Investments	256,463,567	40,582,201	(23,509,292)	17,072,909
PACE International Equity Investments	609,233,855	162,320,409	(42,080,136)	120,240,273
PACE International Emerging Markets Equity Investments	368,455,817	37,994,666	(38,139,047)	(144,381)
PACE Global Real Estate Securities Investments	69,462,109	3,330,110	(7,022,091)	(3,691,981)
PACE Alternative Strategies Investments	240,307,397	29,438,944	(27,603,400)	1,835,544

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Net capital losses recognized by the Portfolios may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. At July 31, 2023, the following Portfolios had net capital losses that will be carried forward indefinitely as follows:

Portfolio	Short-term losses	Long-term losses	Net capital losses
UBS Government Money Market Investments Fund	$790	$—	$790
PACE Mortgage-Backed Securities Fixed Income Investments	22,744,342	30,487,963	53,232,305
PACE Intermediate Fixed Income Investments	16,529,758	24,816,652	41,346,410
PACE Strategic Fixed Income Investments	25,455,026	58,286,088	83,741,114
PACE Municipal Fixed Income Investments	1,140,605	536,870	1,677,475
PACE Global Fixed Income Investments	16,905,183	13,693,317	30,598,500
PACE High Yield Investments	2,649,707	22,197,654	24,847,361
PACE Small/Medium Co Growth Equity Investments	13,029,087	—	13,029,087
PACE International Emerging Markets Equity Investments	17,331,545	6,456,690	23,788,235
PACE Global Real Estate Securities Investments	285,227	10,322,845	10,608,072
PACE Alternative Strategies Investments	—	8,200,275	8,200,275

Qualified late year losses are deemed to arise on the first business day of a Portfolio's next taxable year. For the fiscal year ended July 31, 2023, the following Portfolios incurred and elected to defer qualified late year losses of the following:

	Late year	Post October capital loss
Portfolio	ordinary loss	Short-term losses	Long-term losses
UBS Government Money Market Investments Fund	$—	$335	$—
PACE Strategic Fixed Income Investments	1,636,840	—	—
PACE Small/Medium Co Value Equity Investments	—	5,179,123	(4,004,371)
PACE Global Fixed Income Investments	2,210,017	—	—
PACE High Yield Investments	914,775	—	—
PACE Large Co Growth Equity Investments	265,671	—	—
PACE Small/Medium Co Growth Equity Investments	937,574	—	—

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Portfolios have conducted an analysis and concluded as of January 31, 2024, there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is each Portfolio's policy to record any significant foreign tax exposures in the financial statements. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the six months ended January 31, 2024, the Portfolios did not incur any interest or penalties. Capital gains realized by the Portfolios on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes will be paid by the Portfolios.

Each of the tax years in the four year period ended July 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

PACE Select Advisors Trust

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

The Portfolios, except UBS Government Money Market Investments Fund, file their complete schedules of portfolio holdings with the US Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. Additionally, you may obtain copies of Form N-PORT for the first and third quarters of each fiscal year from the Funds upon request by calling 1-800-647 1568.

UBS Government Money Market Investments Fund files its complete schedule of portfolio holdings with the SEC each month on Form N-MFP. These reports on Form N-MFP are available on the SEC's Web site at http://www.sec.gov. The Fund makes portfolio holdings information available to shareholders on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfunds. Investors also may find additional information about the Fund at the above referenced UBS Web site internet address.

Proxy voting policies, procedures and record

You may obtain a description of each Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a Portfolio directly at 1-800-647 1568, online on a Portfolio's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

September 2023 Board Meeting

PACE Select Advisors Trust—PACE Small/Medium Co Value Equity Investments

ARGA Investment Management, LP

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on September 27, 2023, the members of the board, including the trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended, of the Trust (the "Independent Trustees"), considered and approved the proposed sub-advisory agreement (the "Sub-Advisory Agreement") between UBS Asset Management (Americas) Inc. ("UBS AM") and ARGA Investment Management, LP ("ARGA") with respect to PACE Small/Medium Co Value Equity Investments (the "Portfolio"). Management discussed with the board its proposal to terminate one current sub-advisor to reallocate the portion of the assets managed by an existing sub-advisor to ARGA and to appoint ARGA as a sub-advisor to the Portfolio. In considering the approval of the Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS AM. The board recognized its familiarity with UBS AM and the investment management and sub-advisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios. The board also received a memorandum from UBS AM discussing UBS AM's reasons for recommending ARGA as a sub-advisor to the Portfolio.

In its consideration of the approval of the Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Sub-Advisory Agreement—The board's evaluation of the services to be provided by ARGA to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. It reviewed the purposes and investment objective of the Portfolio and UBS AM's overall plan to meet the Portfolio's stated purposes and objective. The board considered management's reasons for recommending the appointment of ARGA as a sub-advisor to the Portfolio, including its "due diligence" concerning ARGA and its belief that adding ARGA's strategy would provide an opportunity to increase the Portfolio's return potential. The board also received materials from ARGA detailing its investment philosophy and spoke with representatives of ARGA, who discussed with the board that investment philosophy and process and the backgrounds and qualifications of the portfolio management team. The board took into account its familiarity with ARGA as a sub-advisor to PACE International Emerging Markets Equity Investments, a different series of the Trust. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Sub-Advisory Agreement.

Sub-advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS AM to ARGA in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by ARGA. The board noted that the proposed contractual sub-advisory fee, along with the other sub-advisory changes proposed by UBS AM, would result in a net decrease in the annualized sub-advisory fees paid by UBS AM with respect to the Portfolio. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Sub-Advisory Agreement.

Fund performance—The board received and considered performance information for the strategy provided by ARGA. The board also noted that, as ARGA would be a new sub-advisor to the Portfolio, the current performance of the Portfolio was not a significant factor in the consideration of the approval of the Sub-Advisory Agreement.

Advisor profitability—Profitability of ARGA or its affiliates or UBS AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not relevant.

Other benefits to ARGA—The board was informed by management that ARGA's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that ARGA would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that ARGA could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a sub-advisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a sub-advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the proposed Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

PACE Select Advisors Trust—PACE Small/Medium Co Value Equity Investments

Victory Capital Management Inc., acting through its business unit branded as Integrity Asset Management

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on September 27, 2023, the members of the board, including the trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended, of the Trust (the "Independent Trustees"), considered and approved the proposed sub-advisory agreement (the "Sub-Advisory Agreement") between UBS Asset Management (Americas) Inc. ("UBS AM") and Victory Capital Management Inc., acting through its business unit branded as Integrity Asset Management ("Integrity") with respect to PACE Small/Medium Co Value Equity Investments (the "Portfolio"). Management discussed with the board its proposal to reduce the target allocation of the Portfolio's assets managed by an existing sub-advisor and to reallocate the resulting difference to Integrity and to appoint Integrity as a sub-advisor to the Portfolio. In considering the approval of the Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS AM. The board recognized its familiarity with UBS AM and the investment management and sub-advisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios. The board also received a memorandum from UBS AM discussing UBS AM's reasons for recommending Integrity as a sub-advisor to the Portfolio.

In its consideration of the approval of the Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Sub-Advisory Agreement—The board's evaluation of the services to be provided by Integrity to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. It reviewed the purposes and investment objective of the Portfolio and UBS AM's overall plan to meet the Portfolio's stated purposes and objective. The board considered management's reasons for recommending the appointment of Integrity as a sub-advisor to the Portfolio, including its "due diligence" concerning Integrity and its belief that adding Integrity's strategy would provide an opportunity to increase the Portfolio's return potential. The board also received materials from Integrity detailing its investment philosophy and spoke with representatives of Integrity, who discussed with the board that investment philosophy and process and the backgrounds and qualifications of the portfolio management team. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Sub-Advisory Agreement.

Sub-advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS AM to Integrity in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by Integrity. The board noted that the proposed contractual sub-advisory fee, along with the other sub-advisory changes proposed by UBS AM, would result in a net decrease in the annualized sub-advisory fees paid by UBS AM with respect to the Portfolio. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Sub-Advisory Agreement.

Fund performance—The board received and considered performance information for the strategy provided by Integrity. The board also noted that, as Integrity would be a new sub-advisor to the Portfolio, the current performance of the Portfolio was not a significant factor in the consideration of the approval of the Sub-Advisory Agreement.

Advisor profitability—Profitability of Integrity or its affiliates or UBS AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not relevant.

Other benefits to Integrity—The board was informed by management that Integrity's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that Integrity would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that Integrity could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a sub-advisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a sub-advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the proposed Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

PACE Select Advisors Trust—PACE International Equity Investments

Los Angeles Capital Management LLC ("Los Angeles Capital")

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on September 27, 2023, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved the proposed sub-advisory agreement between UBS Asset Management (Americas) Inc. ("UBS AM") and Los Angeles Capital (the "Sub-Advisory Agreement") with respect to PACE International Equity Investments (the "Portfolio"). Management advised that, as part of Los Angeles Capital's succession planning, it will change its employee equity ownership sufficiently to result in a regulatory change of control (the "Transaction") and, thus, a termination of the current sub-advisory agreement between UBS AM and Los Angeles Capital with respect to the Portfolio (the "Current Sub-Advisory Agreement") upon consummation of the Transaction. Management noted that if approved, the proposed Sub-Advisory Agreement would become effective upon consummation of the Transaction. Management stated that the proposed Sub-Advisory Agreement has substantially the same terms as the Current Sub-Advisory Agreement, including the fee rates payable thereunder. The board recognized its familiarity with UBS AM and the investment management and sub-advisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios. The board also received a memorandum from UBS AM discussing UBS AM's reasons for recommending that Los Angeles Capital continue to serve as a sub-advisor to the Portfolio.

In its consideration of the approval of the Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Sub-Advisory Agreement—The board's evaluation of the services to be provided by Los Angeles Capital to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board considered management's reasons for recommending that Los Angeles Capital continue to serve as a sub-advisor to the Portfolio, including that there were no expected material changes with respect to the current investment team or its management of the Portfolio as a result of the Transaction. In considering the approval of the Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS AM. The board was also able to draw on its knowledge of the current investment team members, including materials it previously received from, and meetings it previously held with, representatives of Los Angeles Capital who discussed with the board the investment philosophy and the backgrounds and qualifications of the investment team. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the Sub-Advisory Agreement.

Sub-advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS AM to Los Angeles Capital in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by Los Angeles Capital. The board noted that the sub-advisory fee rate in the Sub-Advisory Agreement was the same as that in the Current Sub-Advisory Agreement. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Sub-Advisory Agreement.

Fund performance—The board noted that it previously received and considered performance information provided by UBS AM, including relative performance information from independent providers of investment company data. The board also noted that UBS AM believes that the Portfolio's investment team would continue to perform at the same level as it did prior to the Transaction. The board concluded that, overall, it was satisfied with the performance of the Portfolio.

Advisor profitability—Profitability of Los Angeles Capital or its affiliates or UBS AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

by UBS AM out of the management fee paid to it by the Portfolio, and not by the Portfolio. As noted above, the board observed that the contractual sub-advisory fee paid by UBS AM to Los Angeles Capital would be the same as the fee that was paid by UBS AM under the Current Sub-Advisory Agreement.

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not relevant.

Other benefits to Los Angeles Capital—The board was informed by management that Los Angeles Capital's relationship with the Portfolio would continue to be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that Los Angeles Capital would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that Los Angeles Capital could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a sub-advisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a sub-advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the proposed Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

November 2023 Board Meeting

PACE Select Advisors Trust—PACE High Yield Investments

Nomura Corporate Research and Asset Management Inc. ("NCRAM")
Nomura Asset Management Singapore Limited ("NAM Singapore")

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on November 29, 2023, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and (i) ratified the termination of the sub-management agreement (the "Sub-Management Agreement") (the "Termination") between NCRAM and NAM Singapore with respect to PACE High Yield Investments (the "Portfolio"); and (ii) approved an amendment to the existing sub-advisory agreement ("Current Sub-Advisory Agreement") between UBS Asset Management (Americas) Inc. ("UBS AM") and NCRAM (the "Amended Sub-Advisory Agreement") (the "Amendment", and together with the Termination, the "Arrangements") with respect to the Portfolio.

Management explained that NCRAM effectuated the Termination after implementing a new internal organizational structure with respect to NCRAM where NAM Singapore would no longer provide investment advisory services. Management noted that following the Termination, NCRAM will continue to manage NCRAM's allocated portion of the Portfolio's assets, and NAM Singapore will no longer provide any investment recommendations or any type of investment advice for the Portfolio. Instead, NCRAM has: (i) separately entered into a research agreement with NAM Singapore to provide general research services and support to NCRAM, which NCRAM may use for the benefit of the Portfolio; and (ii) entered into a "participating affiliate" arrangement which uses "associated persons" employed by an affiliate of NCRAM in NCRAM's provision of investment advisory services to the Portfolio.

Management explained that the Current Sub-Advisory Agreement provides that NCRAM is authorized to delegate all or a portion of its investment advisory services to the Portfolio to NAM Singapore pursuant to the terms of the Sub-Management Agreement. Management noted that the Amended Sub-Advisory Agreement would remove this term and all references to NAM Singapore and the delegation to NAM Singapore pursuant to the Sub-Management Agreement from the Amended Sub-Advisory Agreement.

Management stated that the Amended Sub-Advisory Agreement has substantially the same terms as the Current Sub-Advisory Agreement, including the fee rates payable thereunder. The board recognized its familiarity with UBS AM and the investment management and sub-advisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios.

In its consideration of the Arrangements, the board considered the following factors:

Nature, extent and quality of the services—The board's evaluation of the services to be provided by NCRAM to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board considered management's reasons for recommending that NCRAM continue to serve as a sub-advisor to the Portfolio, including that there were no expected material changes with respect to the current investment team or its management of the Portfolio as a result of the Arrangements. In considering the approval of the Amended Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS AM. The board was also able to draw on its knowledge of the current investment team members, including materials it previously received from, and meetings it previously held with, representatives of NCRAM who discussed with the board the investment philosophy and the backgrounds and qualifications of the investment team. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the Amended Sub-Advisory Agreement.

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

Sub-advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS AM to NCRAM in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by NCRAM. The board noted that the sub-advisory fee rate in the Amended Sub-Advisory Agreement was the same as that in the Current Sub-Advisory Agreement. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Amended Sub-Advisory Agreement.

Fund performance—The board noted that it previously received and considered performance information provided by UBS AM, including relative performance information from independent providers of investment company data. The board also noted that UBS AM believes that the Portfolio's investment team would continue to perform at the same level as it did prior to the effectiveness of the Arrangements. The board concluded that, overall, it was satisfied with the performance of the Portfolio.

Advisor profitability—Profitability of NCRAM or its affiliates or UBS AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS AM out of the management fee paid to it by the Portfolio, and not by the Portfolio. As noted above, the board observed that the contractual sub-advisory fee paid by UBS AM to NCRAM would be the same as the fee that was paid by UBS AM under the Current Sub-Advisory Agreement.

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not relevant.

Other benefits to NCRAM—The board was informed by management that NCRAM's relationship with the Portfolio would continue to be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that NCRAM would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that NCRAM could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a sub-advisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a sub-advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, ratified and approved the Arrangements with respect to the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to ratify or approve the Arrangements. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

PACE Select Advisors Trust—PACE Small/Medium Co Growth Equity Investments

Riverbridge Partners, LLC ("Riverbridge")

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on November 29, 2023, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved the proposed sub-advisory agreement between UBS Asset Management (Americas) Inc. ("UBS AM") and Riverbridge (the "Sub-Advisory Agreement") with respect to PACE Small/Medium Co Growth Equity Investments (the "Portfolio"). Management explained that Riverbridge had announced an agreement with Northill Capital Group ("Northill") to acquire Northill's interests in Riverbridge (the "Transaction"). Management noted that following the Transaction, Riverbridge principals will increase their ownership of the company's equity sufficiently to constitute a change in control for regulatory purposes. Management further explained that this change in control would cause the automatic termination of the current sub-advisory agreement between UBS AM and Riverbridge with respect to the Portfolio (the "Current Sub-Advisory Agreement") upon consummation of the Transaction. Management noted that if approved, the proposed Sub-Advisory Agreement would become effective upon consummation of the Transaction. Management stated that the proposed Sub-Advisory Agreement has substantially the same terms as the Current Sub-Advisory Agreement, including the fee rates payable thereunder. The board recognized its familiarity with UBS AM and the investment management and sub-advisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios. The board also received a memorandum from UBS AM discussing UBS AM's reasons for recommending that Riverbridge continue to serve as a sub-advisor to the Portfolio.

In its consideration of the approval of the Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Sub-Advisory Agreement—The board's evaluation of the services to be provided by Riverbridge to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board considered management's reasons for recommending that Riverbridge continue to serve as a sub-advisor to the Portfolio, including that there were no expected material changes with respect to the current investment team or its management of the Portfolio as a result of the Transaction. In considering the approval of the Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS AM. The board was also able to draw on its knowledge of the current investment team members, including materials it previously received from, and meetings it previously held with, representatives of Riverbridge who discussed with the board the investment philosophy and the backgrounds and qualifications of the investment team. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the Sub-Advisory Agreement.

Sub-advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS AM to Riverbridge in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by Riverbridge. The board noted that the sub-advisory fee rate in the Sub-Advisory Agreement was the same as that in the Current Sub-Advisory Agreement. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Sub-Advisory Agreement.

Fund performance—The board noted that it previously received and considered performance information provided by UBS AM, including relative performance information from independent providers of investment company data. The board also noted that UBS AM believes that the Portfolio's investment team would continue to perform at the same level as it did prior to the Transaction. The board concluded that, overall, it was satisfied with the performance of the Portfolio.

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

Advisor profitability—Profitability of Riverbridge or its affiliates or UBS AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS AM out of the management fee paid to it by the Portfolio, and not by the Portfolio. As noted above, the board observed that the contractual sub-advisory fee paid by UBS AM to Riverbridge would be the same as the fee that was paid by UBS AM under the Current Sub-Advisory Agreement.

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not relevant.

Other benefits to Riverbridge—The board was informed by management that Riverbridge's relationship with the Portfolio would continue to be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that Riverbridge would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that Riverbridge could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a sub-advisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a sub-advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the proposed Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

PACE Select Advisors Trust—PACE International Emerging Markets Equity Investments

William Blair Investment Management, LLC

At a meeting of the board of PACE Select Advisors Trust (the "Trust") on November 29, 2023, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered the approval of an amendment of the sub-advisory agreement between UBS Asset Management (Americas) Inc. ("UBS AM") and William Blair Investment Management, LLC ("William Blair") (the "Sub-Advisory Agreement") with respect to a series of the Trust, PACE International Emerging Markets Equity Investments (the "Fund"). Management discussed with the board its proposal to lower the rate of the sub-advisory fee payable by UBS AM to William Blair by introducing additional breakpoints within the fee calculation, which would be effective as of December 1, 2023. Since the board had approved the renewal of the Sub-Advisory Agreement at a meeting held on July 18-19, 2023 (the "July Meeting"), and, other than as discussed below, there had been no material changes in the information presented, the board addressed certain of the relevant considerations, including consideration of the nature, extent and quality of the services under the Sub-Advisory Agreement, fund performance, economies of scale and other benefits that William Blair could receive from its association with the Fund, by reference to their considerations and determinations at the July Meeting. The board also received a memorandum discussing the proposed amendment to the Sub-Advisory Agreement.

UBS AM represented that there was expected to be no diminution in the nature, extent or quality of the services provided to the Fund by UBS AM or William Blair. The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS AM to William Blair in light of the nature, extent and quality of the sub-advisory services provided by William Blair. The board noted that the proposed contractual sub-advisory fee would reduce the overall fee rate payable and result in a lower sub-advisory fee to be paid by UBS AM out of the management fee paid to it by the Fund as the Fund's assets grow. The board indicated that it would further consider the implications, if any, of this lower sub-advisory expense to UBS AM, among other matters, when it engages in its next full UBS AM management contract review, or before if appropriate. In this regard, it was noted that UBS AM provides updated profitability data on the Fund on an ongoing quarterly basis, which provides the board with other opportunities to monitor the impact of the proposed changes on profitability going forward.

The board, including a majority of the Independent Trustees, approved the amendment of the Sub-Advisory Agreement for the Fund. No single factor considered by the board was identified by the board as the principal factor in determining whether to approve amendment of the Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Trustees

Virginia G. Breen

Richard R. Burt

Bernard H. Garil

Heather R. Higgins

Chair

David R. Malpass

Investment Manager and
Administrator

UBS Asset Management (Americas) LLC
787 Seventh Avenue
New York, New York 10019

Principal Underwriter

UBS Asset Management (US) Inc.
787 Seventh Avenue
New York, New York 10019

The financial information included herein is taken from the records of the Portfolio without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Portfolios unless accompanied or preceded by an effective prospectus.

©UBS 2024. All rights reserved.
UBS Asset Management (Americas) LLC

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) LLC

787 Seventh Avenue

New York, NY 10019

S276

UBS Government Money Market Investments Fund

Semiannual Report | January 31, 2024

UBS Government Money Market Investments Fund

March 4, 2024

Dear Shareholder,

Performance (unaudited)

The seven-day current yield for UBS Government Money Market Investments Fund (the "Fund" or "Portfolio") as of January 31, 2024 was 5.25% (after fee waivers/expense reimbursements).1 For more information on the Fund's performance, refer to "Yields and characteristics at a glance" on page 6. Please remember that the PACE program fee is assessed outside the Portfolio at the PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share.

Advisor's Comments (unaudited)

We tactically adjusted the Fund's weighted average maturity ("WAM") throughout the six-month review period. (Weighted average maturity is the average time until a portfolio's securities mature, weighted in proportion to the amount invested

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

PACE Select Advisors Trust—UBS Government Money Market Investments Fund

Investment Advisor:

UBS Asset Management (Americas) LLC

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high quality money market instruments of governmental issuers and related repurchase agreements. Security selection is based on the assessment of relative values and changes in market and economic conditions.

1

UBS Government Money Market Investments Fund

in the portfolio.) When the reporting period began, the portfolio had a WAM of eight days. This was 43 days at the end of the reporting period.

A number of adjustments were made to the Fund's sector and issuer positioning during the six-month period. We increased the portfolio's exposure to US Treasury obligations. In contrast, we reduced its allocation to repurchase agreements and, to a lesser extent, US government agency obligations. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

Sincerely,

Mark E. Carver President PACE Select Advisors Trust Executive Director UBS Asset Management (Americas) LLC	Robert Sabatino Portfolio Manager, UBS Government Money Market Investments Fund Managing Director UBS Asset Management (Americas) LLC

2

UBS Government Money Market Investments Fund

This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended January 31, 2024. The views and opinions in the letter were current as of March 4, 2024. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

3

UBS Government Money Market Investments Fund

Understanding your Fund's expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) ongoing program fees; and (2) ongoing Fund costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs ofinvesting in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2023 to January 31, 2024.

Actual expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

4

UBS Government Money Market Investments Fund

Understanding your Fund's expenses (unaudited) (concluded)

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any program fees. Therefore, the second line in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if program fees were included, your costs would have been higher.

	Beginning account value August 1, 2023	Ending account value January 31, 2024	Expenses paid during period 08/01/23 to 01/31/24[1]	Expense ratio during the period
Actual	$1,000.00	$1,026.80	$0.76	0.15%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.38	0.76	0.15

1  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

5

UBS Government Money Market Investments Fund

Yields and characteristics at a glance—January 31, 2024 (unaudited)

Yields and characteristics
Seven-day current yield after fee waivers and/or expense reimbursements[1]	5.25%
Seven-day effective yield after fee waivers and/or expense reimbursements[1]	5.38
Seven-day current yield before fee waivers and/or expense reimbursements[1]	5.12
Seven-day effective yield before fee waivers and/or expense reimbursements[1]	5.25
Weighted average maturity[2]	43 days
Portfolio composition
U.S. Treasury obligations	56.5%
Repurchase agreements	36.3
U.S. government agency obligations	10.5
Liabilities in excess of other assets	(3.3)
Total	100.0%

You could lose money by investing in UBS Government Money Market Investments Fund. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, the portfolio cannot guarantee it will do so. An investment in UBS Government Money Market Investments Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. UBS Government Money Market Investments Fund's sponsor has no legal obligation to provide financial support to UBS Government Money Market Investments Fund at any time.

Not FDIC insured. May lose value. No bank guarantee.

1  Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

2  The portfolio is actively managed and its composition will vary over time.

3  Weightings represent percentages of the Fund's net assets as of the date indicated. The portfolio is actively managed and its composition will vary over time.

6

UBS Government Money Market Investments Fund

Portfolio of investments—January 31, 2024

(unaudited)

	Face amount	Value
U.S. government agency obligations—10.5%
Federal Farm Credit Banks Funding Corp.
Secured Overnight Financing Rate + 0.050%,
5.360%, due 05/09/24[1]	$1,000,000	$1,000,000
Secured Overnight Financing Rate + 0.090%,
5.400%, due 08/26/24[1]	2,000,000	2,000,000
Secured Overnight Financing Rate + 0.100%,
5.410%, due 08/08/24[1]	500,000	500,000
Secured Overnight Financing Rate + 0.100%,
5.410%, due 08/26/24[1]	2,000,000	2,000,000
Secured Overnight Financing Rate + 0.105%,
5.415%, due 10/04/24[1]	1,500,000	1,500,000
Secured Overnight Financing Rate + 0.105%,
5.415%, due 11/22/24[1]	13,000,000	13,000,000
Secured Overnight Financing Rate + 0.120%,
5.430%, due 05/01/25[1]	65,500,000	65,500,000
Secured Overnight Financing Rate + 0.125%,
5.435%, due 10/03/24[1]	7,000,000	7,000,000
Secured Overnight Financing Rate + 0.130%,
5.440%, due 02/28/25[1]	8,000,000	8,000,000
Secured Overnight Financing Rate + 0.130%,
5.440%, due 03/10/25[1]	8,500,000	8,500,000
Secured Overnight Financing Rate + 0.135%,
5.445%, due 09/05/24[1]	7,500,000	7,500,000
Secured Overnight Financing Rate + 0.140%,
5.450%, due 10/10/24[1]	7,500,000	7,500,162
Secured Overnight Financing Rate + 0.150%,
5.460%, due 01/03/25[1]	4,000,000	4,000,000
Secured Overnight Financing Rate + 0.150%,
5.460%, due 02/14/25[1]	7,500,000	7,500,000
Secured Overnight Financing Rate + 0.155%,
5.465%, due 05/02/25[1]	10,000,000	10,000,000
Secured Overnight Financing Rate + 0.155%,
5.465%, due 08/18/25[1]	12,000,000	12,000,000
Secured Overnight Financing Rate + 0.160%,
5.470%, due 01/30/25[1]	2,000,000	2,000,000

7

UBS Government Money Market Investments Fund

Portfolio of investments—January 31, 2024

(unaudited)

	Face amount	Value
U.S. government agency obligations—(concluded)
Secured Overnight Financing Rate + 0.160%,
5.470%, due 05/15/25[1]	$6,000,000	$6,000,000
Secured Overnight Financing Rate + 0.160%,
5.470%, due 07/07/25[1]	12,000,000	12,000,000
Secured Overnight Financing Rate + 0.160%,
5.470%, due 08/04/25[1]	4,000,000	4,000,000
Secured Overnight Financing Rate + 0.160%,
5.470%, due 10/17/25[1]	10,000,000	10,000,000
Secured Overnight Financing Rate + 0.165%,
5.475%, due 02/06/25[1]	5,000,000	5,000,000
Secured Overnight Financing Rate + 0.170%,
5.480%, due 01/23/25[1]	3,000,000	3,000,000
Secured Overnight Financing Rate + 0.180%,
5.490%, due 01/17/25[1]	3,500,000	3,500,000
Secured Overnight Financing Rate + 0.200%,
5.510%, due 12/05/24[1]	4,000,000	4,000,000
Federal Home Loan Banks
Secured Overnight Financing Rate + 0.055%,
5.365%, due 05/03/24[1]	10,500,000	10,500,000
Secured Overnight Financing Rate + 0.100%,
5.410%, due 03/28/24[1]	14,000,000	14,000,000
Secured Overnight Financing Rate + 0.100%,
5.410%, due 10/28/24[1]	13,000,000	13,000,000
Secured Overnight Financing Rate + 0.115%,
5.425%, due 01/17/25[1]	13,000,000	13,000,000
Secured Overnight Financing Rate + 0.125%,
5.435%, due 03/03/25[1]	12,000,000	12,000,000
Secured Overnight Financing Rate + 0.155%,
5.465%, due 08/22/25[1]	12,000,000	12,000,000
Secured Overnight Financing Rate + 0.160%,
5.470%, due 07/03/25[1]	12,000,000	12,000,000
Secured Overnight Financing Rate + 0.160%,
5.470%, due 08/08/25[1]	10,000,000	10,000,000
Total U.S. government agency obligations (cost—$303,500,162)		303,500,162

8

UBS Government Money Market Investments Fund

Portfolio of investments—January 31, 2024

(unaudited)

	Face amount	Value
U.S. Treasury obligations—56.5%
U.S. Treasury Bills
5.174% due 07/18/24[2]	$30,000,000	$29,303,500
5.195% due 08/01/24[2]	30,000,000	29,243,942
5.222% due 07/25/24[2]	30,000,000	29,267,917
5.250% due 07/05/24[2]	29,000,000	28,370,076
5.286% due 06/27/24[2]	28,000,000	27,419,187
5.312% due 06/04/24[2]	30,000,000	29,489,292
5.340% due 06/20/24[2]	29,000,000	28,421,450
5.343% due 05/14/24[2]	30,000,000	29,555,383
5.349% due 05/21/24[2]	30,000,000	29,524,708
5.349% due 05/28/24[2]	30,000,000	29,494,462
5.353% due 05/02/24[2]	30,000,000	29,604,908
5.364% due 05/07/24[2]	29,000,000	28,597,867
5.369% due 04/18/24[2]	30,000,000	29,664,729
5.369% due 04/25/24[2]	30,000,000	29,634,250
5.379% due 04/11/24[2]	44,000,000	43,552,117
5.385% due 04/23/24[2]	28,000,000	27,667,080
5.389% due 04/04/24[2]	11,000,000	10,899,034
5.395% due 03/07/24[2]	28,000,000	27,857,083
5.404% due 06/06/24[2]	28,000,000	27,491,380
5.404% due 06/13/24[2]	29,000,000	28,443,949
5.405% due 03/14/24[2]	29,000,000	28,822,037
5.405% due 03/21/24[2]	29,000,000	28,792,376
5.405% due 03/28/24[2]	28,000,000	27,770,898
5.406% due 04/02/24[2]	43,000,000	42,618,208
5.406% due 04/09/24[2]	29,000,000	28,712,964
5.415% due 02/22/24[2]	42,000,000	41,870,885
5.417% due 04/16/24[2]	29,000,000	28,682,813
5.422% due 03/19/24[2]	42,000,000	41,711,851
5.426% due 02/29/24[2]	43,000,000	42,823,413
5.427% due 03/26/24[2]	43,000,000	42,660,730
5.431% due 02/08/24[2]	28,000,000	27,971,226

9

UBS Government Money Market Investments Fund

Portfolio of investments—January 31, 2024

(unaudited)

	Face amount	Value
U.S. Treasury obligations—(concluded)
5.431% due 02/15/24[2]	$28,000,000	$27,942,452
5.446% due 05/23/24[2]	42,000,000	41,316,613
5.454% due 03/12/24[2]	28,000,000	27,835,578
5.457% due 05/30/24[2]	43,000,000	42,255,192
5.473% due 02/01/24[2]	27,000,000	27,000,000
5.479% due 05/09/24[2]	28,000,000	27,599,071
5.489% due 05/16/24[2]	41,000,000	40,369,796
5.512% due 03/05/24[2]	28,000,000	27,862,940
5.522% due 02/06/24[2]	27,000,000	26,979,938
5.522% due 03/07/24[2]	26,000,000	25,866,028
5.522% due 03/14/24[2]	26,000,000	25,839,233
5.522% due 03/21/24[2]	26,000,000	25,812,439
5.527% due 02/13/24[2]	27,000,000	26,951,805
5.527% due 02/20/24[2]	27,000,000	26,923,691
5.538% due 03/28/24[2]	27,000,000	26,776,770
5.543% due 04/11/24[2]	27,000,000	26,720,700
5.543% due 05/02/24[2]	27,000,000	26,636,910
5.559% due 04/18/24[2]	14,000,000	13,840,246
U.S. Treasury Floating Rate Notes
3 mo.Treasury money market yield + 0.037%,
5.332% due 07/31/24[1]	15,000,000	14,993,069
3 mo. Treasury money market yield + 0.140%,
5.435% due 10/31/24[1]	39,000,000	38,987,204
3 mo. Treasury money market yield + 0.200%,
5.495% due 01/31/25[1]	29,000,000	29,005,916
3 mo. Treasury money market yield + 0.245%,
5.540% due 01/31/26[1]	44,000,000	44,000,000
U.S. Treasury Notes
0.625% due 10/15/24	14,000,000	13,579,737
0.750% due 11/15/24	7,000,000	6,765,148
1.500% due 10/31/24	14,000,000	13,641,595
1.500% due 11/30/24	7,000,000	6,794,275
Total U.S. Treasury obligations (cost—$1,638,236,061)		1,638,236,061

10

UBS Government Money Market Investments Fund

Portfolio of investments—January 31, 2024

(unaudited)

	Face amount	Value
Repurchase agreements—36.3%
Repurchase agreement dated 01/31/24 with Goldman Sachs & Co., 5.280% due 02/01/24, collateralized by $38,235,900 U.S. Treasury Inflation Index Bonds, 1.125% due 01/15/33, $198,659,300 U.S. Treasury Bond Principal Strips, zero coupon due 08/15/52; (value—$96,900,000); proceeds: $95,013,933	$95,000,000	$95,000,000
Repurchase agreement dated 01/31/24 with Fixed Income Clearing Corp., 5.320% due 02/01/24, collateralized by $1,016,822,700 U.S. Treasury Notes, 1.125% to 4.625% due 10/31/26 to 11/30/26, $9,865,700 U.S. Treasury Inflation Index Bonds, 0.125% due 10/15/26; (value—$977,535,474); proceeds: $958,509,625	958,368,000	958,368,000
Total repurchase agreements (cost—$1,053,368,000)		1,053,368,000
Total investments (cost—$2,995,104,223 which approximates cost for federal income tax purposes)—103.3%		2,995,104,223
Liabilities in excess of other assets—(3.3)%		(94,311,188)
Net assets—100.0%		$2,900,793,035

11

UBS Government Money Market Investments Fund

Portfolio of investments—January 31, 2024

(unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2024 in valuing the Fund's investments. In the event a Fund's holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets

Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
U.S. government agency obligations	$—	$303,500,162	$—	$303,500,162
U.S. Treasury obligations	—	1,638,236,061	—	1,638,236,061
Repurchase agreements	—	1,053,368,000	—	1,053,368,000
Total	$—	$2,995,104,223	$—	$2,995,104,223

At January 31, 2024, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

1  Floating or variable rate securities. The rates disclosed are as of January 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

2  Rates shown reflect yield at January 31, 2024.

See accompanying notes to financial statements
12

UBS Government Money Market Investments Fund

Statement of assets and liabilities—January 31, 2024 (unaudited)

Assets:
Investments, at value (cost—$1,941,736,223)	$1,941,736,223
Repurchase agreements (cost—$1,053,368,000)	1,053,368,000
Total investments in securities, at value (cost—$2,995,104,223)	2,995,104,223
Cash	987
Receivable for fund shares sold	19,359,886
Receivable for interest and dividends	3,034,353
Other assets	116,594
Total assets	3,017,616,043
Liabilities:
Payable for investments purchased	88,338,142
Payable for fund shares redeemed	21,785,391
Dividends payable to shareholders	5,815,068
Payable to affiliate	299,916
Payable to custodian	11,366
Accrued expenses and other liabilities	573,125
Total liabilities	116,823,008
Net assets	$2,900,793,035
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$2,900,794,417
Distributable earnings (accumulated losses)	(1,382)
Net assets	$2,900,793,035
Shares outstanding	2,900,791,001
Net asset value	$1.00

See accompanying notes to financial statements
13

UBS Government Money Market Investments Fund

Statement of operations

For the six months ended January 31, 2024 (unaudited)
Investment income:
Interest	$74,623,558
Expenses:
Investment advisory and administration fees	3,441,974
Transfer agency and related services fees	138,370
Custody and fund accounting fees	47,057
Trustees fees	20,893
Professional services fees	67,902
Printing and shareholder report fees	43,649
Federal and state registration fees	123,215
Insurance expense	3,328
Other expenses	27,951
3,914,339
Fee waivers and/or expense reimbursements by investment manager and administrator*	(1,789,826)
Net expenses	2,124,513
Net investment income (loss)	72,499,045
Net realized gain (loss)	335
Net increase (decrease) in net assets resulting from operations	$72,499,380

*  Refer to note Investment management and administration fees and other transactions with affiliates for additional details.

See accompanying notes to financial statements
14

UBS Government Money Market Investments Fund

Statement of changes in net assets

	For the six months ended January 31, 2024 (unaudited)	For the year ended July 31, 2023
From operations:
Net investment income (loss)	$72,499,045	$65,060,792
Net realized gain (loss)	335	(335)
Net increase (decrease) in net assets resulting from operations	72,499,380	65,060,457
Total distributions—Class P	(72,499,045)	(65,060,792)
Net increase (decrease) in net assets from beneficial interest transactions	400,441,121	2,079,431,834
Net increase (decrease) in net assets	400,441,456	2,079,431,499
Net assets:
Beginning of period	2,500,351,579	420,920,080
End of period	$2,900,793,035	$2,500,351,579
See accompanying notes to financial statements
15

UBS Government Money Market Investments Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class P

Six months ended January 31, 2024
(unaudited)
Net asset value, beginning of period	$1.00
Net investment income (loss)	0.026
Net realized gain (loss)	0.000[1]
Net increase (decrease) from operations	0.026
Dividends from net investment income	(0.026)
Net asset value, end of period	$1.00
Total investment return[2]	2.68%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	0.28%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments	0.15%[3]
Net investment income (loss)	5.27%[3]
Supplemental data:
Net assets, end of period (000's)	$2,900,793

1  Amount represents less than $0.0005 or $(0.0005) per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include program fees; results would be lower if these were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

3  Annualized.

See accompanying notes to financial statements
16

	Years ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.036	0.000[1]	0.000[1]	0.008	0.017
Net realized gain (loss)	(0.000)[1]	(0.000)[1]	0.000[1]	—	0.000[1]
Net increase (decrease) from operations	0.036	0.000[1]	0.000[1]	0.008	0.017
Dividends from net investment income	(0.036)	(0.000)[1]	(0.000)[1]	(0.008)	(0.017)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	3.84%	0.12%	0.01%	0.76%	1.72%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	0.31%	0.64%	0.65%	0.75%	0.90%
Expenses after fee waivers and/or expense reimbursements/recoupments	0.21%	0.26%	0.10%	0.49%	0.60%
Net investment income (loss)	4.32%	0.16%	0.01%	0.60%	1.71%
Supplemental data:
Net assets, end of period (000's)	$2,500,352	$420,920	$262,353	$316,103	$184,602

17

UBS Government Money Market Investments Fund

Notes to financial statements (unaudited)

Organization and significant accounting policies

UBS Government Money Market Investments Fund (the "Fund") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified series of PACE Select Advisors Trust (the "Trust"), an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9,1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has fifteen series available for investment, each having its own investment objectives and policies. The financial statements for the other series of the Trust are not included herein. Shares of the Fund currently are available to participants in the PACESM Select Advisors Program, the PACESM Multi Advisor Program, and certain other advisory programs offered through select sponsors.

UBS Asset Management (Americas) LLC ("UBS AM") serves as the investment manager, investment advisor and administrator for the Fund. UBS AM is an indirect wholly owned subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them on a pro rata basis.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However,

18

UBS Government Money Market Investments Fund

Notes to financial statements (unaudited)

the Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund's financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In October 2022, the SEC adopted the Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds rule and reform amendments requiring open-end management investment companies, including mutual funds and exchange-traded funds, to transmit concise and visually engaging semi-annual and annual tailored shareholder reports that highlight key information, including fund expenses, performance, and holdings to shareholders. Certain information from the Fund's current shareholder reports, including the Fund's investment portfolio, financial statements and financial highlights, will move to Form N-CSR. This information will be available online, mailed upon request and filed on a semiannual basis. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Fund until the 2024 semi-annual shareholder report.

The following is a summary of significant accounting policies:

Valuation of investments—Under Rule 2a-7 under the 1940 Act, as amended ("Rule 2a-7"), the Fund has adopted a policy to operate as a "government money market fund". Under Rule 2a-7, a "government money market fund" invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities). As a "government money market fund", the Fund values

19

UBS Government Money Market Investments Fund

Notes to financial statements (unaudited)

its investments at amortized cost unless the Fund's Board determines that this does not represent fair value. Periodic review and monitoring of the valuation of the securities held by the Fund is performed in an effort to ensure that amortized cost approximates market value.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of each Fund's own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of the Fund's Portfolio of investments.

Constant net asset value per share—The Fund attempts to maintain a stable net asset value of $1.00 per share. There is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00 per share. The Fund has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. The Fund has adopted a policy to operate as a "government money market fund" and as such the Fund is permitted to seek to maintain a stable price per share.

Liquidity fee and/or redemption gates—By operating as a "government money market fund," the Fund is exempt from requirements that permit the imposition of a liquidity fee and/or temporary redemption gates. While the Fund's Board of Trustees (the "Board") may elect to subject the Fund to liquidity fee and gate requirements in the future, the Board has not elected to do so at this time.

20

UBS Government Money Market Investments Fund

Notes to financial statements (unaudited)

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or subcustodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 or the Fund's investment strategies and limitations, may require the Fund to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller's guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund intends to enter into repurchase agreements only in

21

UBS Government Money Market Investments Fund

Notes to financial statements (unaudited)

transactions with counterparties believed by UBS AM and the applicable subadvisor to present minimal credit risks.

The Fund may participate in joint repurchase agreement transactions with other Funds managed, advised or subadvised by UBS AM. Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in the Fund at the end of the day in order to avoid having the Fund potentially exposed to a fee for uninvested cash held in a business account at a bank.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from investment income and distributions from realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic, political and other developments particular to a specific industry, country, state or region.

22

UBS Government Money Market Investments Fund

Notes to financial statements (unaudited)

Investment management and administration fees and other transactions with affiliates

The Fund's Board has approved an investment management and administration contract ("Management Contract") with UBS AM. In accordance with the Management Contract, the Fund pays UBS AM an investment management and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets. At January 31, 2024, UBS AM is owed $624,881 from the Fund, representing investment management and administration fees.

UBS AM has contractually undertaken to waive a portion of the Fund's investment management and administration fees and/or reimburse a portion of the Fund's other expenses, when necessary, to maintain the total ordinary annual operating expenses (excluding borrowing costs and interest expense, if any) through November 30, 2024 at a level not to exceed 0.60%. For the period ended January 31, 2024, UBS AM waived $1,789,826 in investment management fees. This management fee waiver will not be subject to future recoupment. At January 31, 2024, UBS AM owed the Fund $324,967 in fee waivers.

At January 31, 2024, the Fund had no fee waivers/expense reimbursements subject to repayment to UBS AM.

UBS AM may voluntarily undertake to waive fees and/or reimburse expenses in the event that the yields on Fund drop below a certain level. This undertaking is voluntary and not contractual and may be terminated at any time. For the period ended January 31, 2024, the Fund did not incur this additional waiver.

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

23

UBS Government Money Market Investments Fund

Notes to financial statements (unaudited)

	For the six months ended January 31, 2024	For the year ended July 31, 2023
Shares sold	2,931,333,770	4,702,328,463
Shares repurchased	(2,592,943,446)	(2,677,359,334)
Dividends reinvested	62,050,797	54,462,705
Net increase (decrease) in beneficial interest	400,441,121	2,079,431,834

Federal tax status

The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Fund during the fiscal year ended July 31, 2023 was ordinary income in the amount of $65,060,792.

The components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Fund's fiscal year ending July 31, 2024.

Post-October capital losses are deemed to arise on the first business day of the next taxable year. During the fiscal year ended July 31, 2023, the fund incurred and elected to defer a short-term Post-October capital loss of $335.

Net capital losses recognized by the Fund may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. At July 31, 2023, the Fund had a short-term capital loss carryforward of $790.

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has analyzed and concluded

24

UBS Government Money Market Investments Fund

Notes to financial statements (unaudited)

as of January 31, 2024, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended January 31, 2024, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended July 31, 2023, remains subject to examination by the Internal Revenue Service and state taxing authorities.

25

UBS Government Money Market Investments Fund

General information (unaudited)

Monthly portfolio holdings disclosure

The Fund files its complete schedule of portfolio holdings with the US Securities and Exchange Commission ("SEC") each month on Form N-MFP. These reports on Form N-MFP are available on the SEC's Web site at http://www.sec.gov. The Fund makes portfolio holdings information available to shareholders on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfunds. Investors also may find additional information about the Fund at the above referenced UBS Web site internet address.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on SEC's Web site (http://www.sec.gov).

26

Trustees

Virginia G. Breen

Richard R. Burt

Bernard H. Garil

Heather R. Higgins
Chair

David R. Malpass

Investment Manager and
Administrator

UBS Asset Management (Americas) LLC
787 Seventh Avenue
New York, New York 10019

Principal Underwriter

UBS Asset Management (US) Inc.
787 Seventh Avenue
New York, New York 10019

The financial information included herein is taken from the records of the Portfolio without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

© UBS 2024. All rights reserved.
UBS Asset Management (Americas) LLC

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) LLC

787 Seventh Avenue

New York, NY 10019

S097

(b)	Copy of each notice transmitted to shareholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended (the “1940 Act”), that contains disclosures specified by paragraph (c)(3) of that rule: Not applicable to the registrant.

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Keith A. Weller, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

(c)	Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended—Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACE Select Advisors Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	April 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	April 8, 2024

By:	/s/ Joanne M. Kilkeary
Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:	April 8, 2024